UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01944
Principal Variable Contracts Funds, Inc.
(Exact name of registrant as specified in charter)
711 High Street, Des Moines, IA 50392-2080
(Address of principal executive offices)			(Zip code)
Principal Management Corporation, Des Moines, IA 50392-2080
(Name and address of agent for service)
Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	December 31, 2010
Date of reporting period:	December 31, 2010

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2010

Table of Contents

Economic & Financial Market Review	2
Important Account Information	3
Asset Allocation Account	4
Balanced Account	5
Bond & Mortgage Securities Account	6
Diversified Balanced Account	7
Diversified Growth Account	8
Diversified International Account	9
Equity Income Account	10
Government & High Quality Bond Account	11
Income Account	12
International Emerging Markets Account	13
LargeCap Blend Account II	14
LargeCap Growth Account	15
LargeCap Growth Account I	16
LargeCap S&P 500 Index Account	17
LargeCap Value Account	18
LargeCap Value Account III	19
MidCap Blend Account	20
Principal Capital Appreciation Account	21
Principal LifeTime 2010 Account	22
Principal LifeTime 2020 Account	23
Principal LifeTime 2030 Account	24
Principal LifeTime 2040 Account	25
Principal LifeTime 2050 Account	26
Principal LifeTime Strategic Income Account	27
Real Estate Securities Account	28
SAM Balanced Portfolio	29
SAM Conservative Balanced Portfolio	30
SAM Conservation Growth Portfolio	31
SAM Flexible Income Portfolio	32
SAM Strategic Growth Portfolio	33
Short-Term Income Account	34
SmallCap Blend Account	35
SmallCap Growth Account II	36
SmallCap Value Account I	37
Glossary	38
Financial Statements	43
Notes to Financial Statements	85
Schedules of Investments	116
Financial Highlights	264
Report of Registered Independent Public Accounting Firm	286
Shareholder Expense Example	287
Supplemental Information	290

Economic & Financial Market Review

2010 was a year of fluctuation for the U.S. economy and markets. During the first half of the year, a slowing recovery and investor wariness led to rising concern that the U.S. could experience a double-dip recession. Continued high unemployment and an anemic housing market contributed to the uncertainty that permeated the markets and the country as a whole. The second half of 2010, however, brought better news. Markets responded positively following the Federal Reserve’s announcement of another round of quantitative easing (QE2), and investors’ confidence generally improved.

Most of the year’s gains in major market indexes occurred during the final quarter of 2010. Both manufacturing and retail sales ticked upward in the second half of the year.1 Also, the markets received a mid-December boost from the new tax bill extending the Bush-era tax cuts and enacting other fiscal stimulus items, such as reduced payroll taxes. The tax bill passage caused some economists to upgrade their 2011 outlooks on the anticipation that consumers would spend some of their new tax savings.

However, two persistent headwinds continued their drag on the U.S. recovery throughout 2010: Unemployment and a weak housing market. The November payroll report (released in December) was disappointing as corporations appeared to remain unwilling to hire. Only 39,000 jobs were added during the month, and the unemployment rate rose to 9.8%. However, the weekly jobless claims did trend downward, ending December at 388,000, its lowest point since July 2008.2 In housing, though new and existing home sales ticked up in November month-over-month, sales levels were stuck more than 20% below the November 2009 rate,3 and home prices also were down. October 2010 prices fell 0.8% year-over-year, the fifth consecutive month of falling prices.4

From a global perspective, tremendous upheaval occurred in countries within the European Union (EU) during 2010 as certain peripheral countries appeared headed toward insolvency. Immediate debt concerns were relieved by the creation of the European Financial Stabilization Fund; however, necessary austerity measures and tax hikes were met with violent opposition by the citizens of the affected countries. In late November, Ireland joined Greece in accepting a bailout package from the EU’s Economic and Monetary Union (EMU) and the International Monetary Fund. Concerns still linger over the EMU’s ability and willingness to support further EU members as necessary — particularly if a larger member (such as Spain) were to need a bailout. Though EU leaders have agreed in concept to a permanent crisis fund to help troubled governments once the current temporary program expires in 2013, specific details for a permanent program have not been formalized. Meanwhile, negative ratings actions in the euro zone added to investor tension and market volatility.

For the one-year period ending December 31, 2010, strong fourth-quarter momentum helped drive U.S. stocks to a 16.9% return,5 with growth stocks generally outpacing value stocks and small-caps outperforming large-caps.6

Internationally, developed markets — with a return of 7.8% for the 1-year period — considerably lagged emerging markets, which returned 18.9%.7 The weak performance by developed markets reflected investor concern regarding the uncertain financial situation in the euro zone peripheral countries. Emerging markets’ strong performance was supported by strong growth prospects and the favorable impact of rising commodities prices.

Meanwhile, real estate outperformed the broad U.S. stock market, returning 28.5% for the year.8 Although real estate fundamentals remained unfavorable during the period, the attractive dividend yield and improved capital for commercial real estate drew investors to the asset class.

Within fixed income, the Barclays Capital Aggregate Bond Index gained 6.54% for the year. The positive performance occurred largely during the first three quarters of 2010; a sharp uptick in interest rates in the fourth quarter dragged on the index as fears of a double-dip recession diminished and investors moved farther out on the risk spectrum. During the year, the shape of the yield curve remained relatively stable as U.S. Treasury yields fell. The 10-year Treasury yield dropped from 3.83% as of December 31, 2009 to 3.37% as of December 31, 2010, while the 2-year Treasury yield fell from 1.13% to 0.64% over the same period.9 Rates had been driven low at the start of the fourth quarter in anticipation of the yet-to-be announced $600 billion quantitative easing program (QE2), and also reflecting lingering concerns of a double-dip recession. But even as the QE2 program was officially announced in November and the Fed began purchasing Treasuries, interest rates began to increase.

[1] Manufacturing reference: New York Federal Reserve’s Empire State Survey. Retail sales reference: U.S. Census Bureau (census.gov)
2 U.S. Bureau of Labor Statistics (bls.gov)
3 U.S. Census Bureau (census.gov); Dept. of Housing and Urban Development (hud.gov); National Association of Realtors (realtor.org)
[4] 20-city composite of the S&P/Case-Shiller Home Price Index (standardandpoors.com)
[5] Russell 3000 Index
[6] Russell family of indexes
[7] Developed international markets: MSCI EAFE Index; emerging international markets: MSCI EM Index
[8] Real estate: MSCI US REIT Index; U.S. stocks: Russell 3000 Index
[9] FactSet Government Benchmark Yields

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares, except for Diversified Balanced Account and Diversified Growth Account which are based on the performance of the Class 2 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

See glossary on page 38 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Asset Allocation Account

Sub-Advisor: Morgan Stanley Investment Management

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/1/94	9.10%	4.19%	3.67%

What contributed to or detracted from Account performance during the fiscal year?

Within equities, the pair trade between an overweight position in Hong Kong against an underweight position in Singapore added to results. Singapore's quarter-over-quarter GDP tumbled 19.8% as the economy slowed from unsustainable levels, resulting in relative underperformance to Hong Kong equities. Within fixed income, an overweight position in credit positively impacted performance as spreads tightened and U.S. Treasury yields fell to historical lows. Within currencies, tactical allocations to the Australian dollar added to returns as commodity-linked currencies rallied on the back of spiking commodity prices. Tactical asset allocation negatively impacted performance, as macro-economic events caused equity markets to swing up and down throughout the period. Within fixed income, an underweight position to U.S. Treasuries detracted from performance as sovereign debt concerns in Europe caused investors to seek the safety of U.S. debt. During the period, 10-year U.S. Treasury yields fell below 2.5%, the lowest they had been since the peak of the financial crisis. Within currencies, an average underweight position to the Swiss franc detracted from performance as sovereign debt concerns in Europe drove investors to safer currencies, pushing the Swiss franc to record highs.

Balanced Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	13.62%	2.23%	2.33%

What contributed to or detracted from Account performance during the fiscal year?

The fund had positive performance versus the benchmark index over the 12-month period due to favorable security selection. A slight overweight to domestic equities added to returns as equities outperformed fixed income for the period. Negative security selection in the equity components was offset by positive security selection in the fixed income asset class, as the fixed income component of the fund significantly outpaced the benchmark. On an individual basis, Timken Co., Atmel Corp. and Ameriprise Financial Inc. benefited fund performance. Security selection was mixed across the equity portfolio components, as large-cap core, large-cap value and small-cap equities underperformed their respective benchmarks. On an individual basis, Microsoft Corp., Archer Daniels Midland Co. and SuperValu Inc. detracted from returns.

Bond & Mortgage Securities Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	11.65%	3.91%	4.88%

What contributed to or detracted from Account performance during the fiscal year?

Strong security selection contributed the most to positive relative performance during the period. Sector allocation also contributed positively, largely driven by an overweight to corporate mortgage-backed securities (CMBS) and an out-of-index allocation to below-investment-grade corporate bonds. An underweight to U.S. Treasuries and an overweight to investment-grade corporate bonds also benefited performance. Additionally, duration positioning added value, as interest rates fell during the period while the portfolio was longer in duration relative to the benchmark index. The portfolio's allocation to cash, while providing a liquidity cushion, detracted from performance.

Diversified Balanced Account

Sub-Advisor: Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	Since Inception
Class 2 Shares	12/30/09	10.20%	10.17%

What contributed to or detracted from Account performance during the fiscal year?

This fund is constructed using five underlying passive investment options that are not trying to outperform their indexes. Rather, they are attempting to replicate the returns of the index, less the expense ratio of the fund. The fund allocates its assets among four funds (International Equity Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and Bond Market Index Fund) and one account of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account). Together, these five funds are referred to as the "underlying funds." The fund generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Fund. For the year, all five underlying funds performed in line with our expectations. All five funds generated positive absolute returns, led by results in the SmallCap S&P 600 Index and the MidCap S&P 400 Index Funds. The Bond Market Index Fund generated the lowest absolute return for the year.

Diversified Growth Account

Sub-Advisor: Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	Since Inception
Class 2 Shares	12/30/09	11.70%	11.67%

What contributed to or detracted from Account performance during the fiscal year?

This fund is constructed using five underlying passive investment options that are not trying to outperform their indexes. Rather, they are attempting to replicate the returns of the index, less the expense ratio of the fund. The investment option allocates its assets among four funds (International Equity Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and Bond Market Index Fund) and one account of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account). Together, these five funds are referred to as the "underlying funds." The fund generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Fund. For the year, all five underlying funds performed in line with our expectations. All of the underlying funds generated positive absolute returns, led by results in the SmallCap S&P 600 Index Fund and the MidCap S&P 400 Index Fund. The Bond Market Index Fund generated the lowest absolute return for the year.

Diversified International Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	13.18%	2.86%	3.79%
Class 2 Shares	1/8/07	12.91%	2.58%	3.53%

	What contributed to or detracted from Account performance during the fiscal year?

Stock selection drove performance, especially in financials. Avoidance of financials in the problem countries of Europe was key in 2010. Ownership of Nordic and U.K. banks and insurance companies (such as DNB, Nordea, and Sampo) also benefited returns. Additionally, industrial stocks in the U.K. and Nordic capital goods makers (such as Weir Group, Metso Corp. and Kone Oyj) benefited from increased demand in Asia and were top contributors for the 12-month period. Japanese trading companies Marubeni and Sumitomo added value as well, helped by increased economic activity and higher commodity prices. Finally, stock selection was positive in Europe, with Germany and France particularly strong. Stock selection in Japan detracted from performance; in particular, the portfolio did not hold two strong performers, Komatsu and Fanuc, which benefited from strong demand for their products in Asia. Stock selection in Singapore detracted as well, where holdings in Noble Group and banks caused performance to lag. Additionally, the portfolio's underweight position in emerging markets hindered performance because emerging markets outperformed international developed markets by about 10% over the period.

Equity Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	16.18%	2.75%	6.33%
Class 2 Shares	5/1/01	15.88%	2.50%	6.09%

	What contributed to or detracted from Account performance during the fiscal year?

Stock selection within the industrial sector aided performance the most during the period. John Deere and Parker Hannifin were key contributors in the fund; both firms benefited from the cyclical recovery and increased capital expenditures. The second-largest contributor was Genuine Parts (a service firm that distributes automotive replacement parts), which had stronger-than-expected results due to the recovery in auto sales. In addition, stock selection within the financial sector added value. Ace (an insurance company, and the portfolio's largest holding) experienced solid results due its healthy balance sheet and disciplined underwriting. Stock selection within the energy sector detracted the most from performance. Total SA was hurt by the impact of the slowdown in Europe as well as by the currency impact of the euro. Abbott Labs was the second-largest detractor. Like much of the pharmaceutical industry, Abbott Labs was out of favor due to concerns about both its pipeline and health care regulation; additionally, investors have had concerns about new competition against the firm's most profitable drug. Stock selection in the information technology sector dragged on results as well; many of the "old-line" names (such as Microsoft and Intel) underperformed during the period over concerns they are behind in the movement toward mobile and social technology.

Government & High Quality Bond Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/6/93	5.85%	5.60%	5.27%
Class 2 Shares	11/6/01	5.65%	5.34%	5.01%

	What contributed to or detracted from Account performance during the fiscal year?

The best-performing sector during the 12-month period was the fund's allocation to asset-backed securities (ABS). Spreads on ABS rallied due to support by the Federal Reserve's TALF program, which provided cheap financing and brought investors back into the market. In addition, the exposure to non-agency collateralized mortgage obligations (CMO) aided results; the sector experienced strong demand throughout the period as investors looked for higher-yielding assets. Finally, the fund's exposure to commercial mortgage-backed securities (CMBS) helped returns as investors returned to the asset class following 2008's deleveraging cycle. The top detractor was the portfolio's duration-positioning. U.S. Treasuries remained volatile during the period due to vacillating confidence in the strength of the recovery. The fund's allocation to Treasuries also underperformed other areas of the fixed income market that had higher yields. Finally, the fund's small allocation to cash detracted from performance as cash returned very little over the period.

Income Account

Sub-Advisors: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/7/93	8.65%	6.64%	6.84%
Class 2 Shares	11/6/01	8.26%	6.38%	6.58%

	What contributed to or detracted from Account performance during the fiscal year?

High-yield bonds posted strong performance during the 12-month period; as the trajectory of the global economy stabilized, this sector outperformed nearly all other fixed income asset classes, aiding relative performance. An overweight to the real estate investment trust (REIT) sector helped performance as liquidity returned to the market and companies were able to deleverage and extend-out debt maturities. Retail and health care REITs, two areas of emphasis in the portfolio, experienced stabilization in their respective market segments. Finally, strong security selection within the banking, medical device and health care sectors benefited relative results. Agency mortgage-backed securities (MBS) detracted from performance as riskier assets had better returns. In addition, the portfolio's allocation to long-dated U.S. Treasuries dragged on performance as the sector underperformed other sectors of the fixed income market. Finally, security selection within the energy sector detracted from performance.

International Emerging Markets Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	10/24/00	18.67%	12.17%	15.27%

What contributed to or detracted from Account performance during the fiscal year?

On a country basis, stock selection was positive; outperformance came from India, South Korea and Brazil. From a sector perspective, stock selection was positive, with the portfolio outperforming the most in the consumer discretionary, materials and utilities sectors. Outperformance came from overweight positions in Kia Motors, Astra International and GS Holdings. Asset allocation was negative on a country basis, with performance in Russia, Chile and China detracting from the portfolio's performance. From a sector perspective, asset allocation was negative, lagging most notably in the energy, financial and telecommunication services sectors. Underperformance came from positions in Rosneft Oil, Samsung Electro-Mechanics Co. and Hon Hai Precision Industry.

LargeCap Blend Account II

Sub-Advisors: T. Rowe Price Associates, Inc., ClearBridge Advisors, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	5/1/02	13.25%	2.60%	3.74%
Class 2 Shares	1/8/07	12.97%	2.35%	3.53%

What contributed to or detracted from Account performance during the fiscal year?

Security selection within the information technology sector was favorable. An out-of-index exposure to Dolby Laboratories and overweights to Autodesk and Apple were rewarded. Selection within the health care sector also aided performance, due to an out-of-index position in Edwards Life Sciences. Additionally, the fund's slightly higher beta position relative to the index (meaning the portfolio was poised to capture more upside than the market) and lower average market-cap added value. Within the consumer discretionary sector, an overweight to Staples hurt returns, as did industry selection (an overweight to paper, publishing, and electrical equipment). Selection within the financials sector also detracted, due to an underweight to Citigroup and overweights to Charles Schwab and Bank of America. Additionally, the fund's lower exposure to dividend-yielding stocks than the index hampered results, as investors generally preferred dividend-payers during the period.

LargeCap Growth Account

Sub-Advisors: Columbus Circle Investors

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	18.38%	2.97%	-0.53%
Class 2 Shares	1/8/07	18.05%	2.71%	-0.78%

	What contributed to or detracted from Account performance during the fiscal year?

The largest positive contributor to performance was Las Vegas Sands, which benefited from continued strong gaming trends in Macau and better-than-expected results at the firm's recently-opened Singapore property. Apple was another strong performer, based on sustained growth in its iPhone and Mac PC franchises plus the highly successful launch of the iPad device within the newly-created tablet computing segment. Lastly, Priceline was strong based on recovering travel trends throughout the world (particularly in Europe) and continued penetration gains of online travel usage in foreign markets. The largest detractors over the 12-month period were Marvell Technology, Visa and Google. Marvell suffered from concerns that the firm's hard disk drives would increasingly become cannibalized by solid-state flash drives used in new devices such as tablet computers and in notebooks. Visa was adversely impacted by regulatory reform for debit transactions, while Google struggled due to concerns about competitive threats to the core search and advertising franchises from new entrants.

LargeCap Growth Account I

Sub-Advisors: T. Rowe Price Associates, Inc., Brown Advisory, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/1/94	19.61%	4.57%	1.32%

What contributed to or detracted from Account performance during the fiscal year?

Stock selection was strong, led by selection in the information technology sector, where underweights to underperforming stocks such as Microsoft Corp. and overweights to outperforming stocks such as Salesforce.com Inc. added value. Also, an average 3% overweight to the industrial sector aided performance because the sector posted strong returns during the period. Additionally, the fund benefited from having a market capitalization that was lower than that of the index. Sector allocations relative to the index detracted from returns, led by an average 1% overweight to the energy sector, which lagged the benchmark index. Also, although overall stock selection was strong, negative selection in the financial sector hurt returns. Additionally, the fund had a dividend yield that was lower than that of the index, which detracted from returns because investors favored stocks with higher dividend yields.

LargeCap S&P 500 Index Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/3/99	14.67%	2.06%	1.11%

What contributed to or detracted from Account performance during the fiscal year?

Fund performance for the period was in line with the S&P 500 Index. All 10 of the economic sectors in the index posted positive returns, with the consumer discretionary and industrial sectors adding the most value. Apple Inc., General Electric Co. and Citigroup Inc. were the largest contributors to performance for the period. Although all 10 of the economic sectors in the index posted positive returns, the health care and utilities sectors recorded the least positive returns for the period.

LargeCap Value Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/13/70	14.08%	0.61%	2.11%

What contributed to or detracted from Account performance during the fiscal year?

Stock selections in the health care, industrial and financial sectors were the most effective over the 12-month period. Stocks that positively contributed to performance were Anadarko Petroleum Corp., Timken Co. and Qwest Communications. The fund's investment strategy struggled during the period as investors continued to bid up deep-value, early-cyclical stocks having poor fundamentals. (Early-cyclical stocks generally tend to perform well in the early phase of a business cycle.)

LargeCap Value Account III

Sub-Advisors: AllianceBernstein LP, Westwood Management Corporation, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	5/1/02	12.83%	-1.30%	2.39%

What contributed to or detracted from Account performance during the fiscal year?

Sector allocations relative to the index benefited returns, particularly an average 4% overweight to the consumer discretionary sector, which was the strongest-performing sector in the index. Although stock selection was negative overall, some sectors in the fund, such as industrials, experienced positive stock selection. Also, the fund had a higher price-to-book ratio than the index, which added to relative returns. Stock selection was negative overall, with the worst selection occurring in the financial sector. Additionally, the fund was hurt by its average 4% overweight to the information technology sector, as this sector underperformed the Russell 1000 Value Index. Finally, the fund had a larger market capitalization than that of the index, which detracted from returns.

MidCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	24.10%	6.52%	7.48%
Class 2 Shares	9/9/09	23.83%	6.23%	7.20%

	What contributed to or detracted from Account performance during the fiscal year?

Positive stock selection in the consumer discretionary sector bolstered performance for the 12-month period. The fund benefited from owning Liberty Media Corporation (Capital). Liberty's investment in Sirius XM Radio contributed to the 162% increase in Liberty's stock price over the period. O'Reilly Automotive (a leader in the auto parts aftermarket, serving consumers and professional mechanics) also aided fund performance. O'Reilly, which was up 59% in the period, benefited from a strong auto parts aftermarket and the integration of a recent acquisition (CSK Auto). Relative underperformance mostly came from stock selection in the industrial and information technology sectors. One detractor was SAIC Inc. (a provider of solutions to government agencies covering national security, energy, the environment and health care). The company's underlying business continued to do well; however, the stock was down 16% in the period due to a slowdown in government contracting. Alliant Techsystems (a supplier of aerospace and defense products to the U.S. government) also detracted from the fund. Alliant Techsystems continued to grow the markets the firm serves, but was down 16% over the period due to concerns over government defense spending.

Principal Capital Appreciation Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	15.40%	3.99%	5.88%
Class 2 Shares	11/6/01	15.11%	3.73%	5.62%

	What contributed to or detracted from Account performance during the fiscal year?

The largest positive contributor to performance was stock selection within the industrial sector, driven by the announcement in December that Dionex was being acquired by Thermal Fisher. The second-largest contributor to performance was stock selection within the materials sector; Freeport McMoran (one of the largest copper and gold producers) benefited from the increase in commodities prices (particularly copper, which hit a record high). In addition, stock selection within the health care sector added to performance. Varian Medical Systems (a medical company that focuses on products for treating cancer) helped performance by outperforming in a sector that struggled over the period. The largest detractor to performance was stock selection within the information technology sector, where many of the "old-line" names (such as Cisco and HP) underperformed. Cisco missed expected earnings for the period as growth expectations were revised down. Stock selection within the financial sector also hurt performance; Washington Federal (a non-diversified savings and loan company) significantly underperformed as the continued poor housing market impacted the firm's loan and revenue growth. Another detractor was stock selection within the energy sector. Total SA (a French oil and gas company) was hurt by the impact of the slowdown in Europe as well as by the currency impact of the euro.

Principal LifeTime 2010 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	13.93%	2.78%	4.54%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Principal LifeTime 2020 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	15.05%	3.12%	5.18%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Principal LifeTime 2030 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	15.40%	2.74%	4.87%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Principal LifeTime 2040 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	15.81%	2.62%	5.03%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Principal LifeTime 2050 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	16.21%	2.55%	5.01%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Principal LifeTime Strategic Income Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	11.24%	2.55%	3.99%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Principal LifeTime Accounts were aided by strong performance within the fixed income asset class (led by the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors) and exposure to the high yield and preferred securities asset classes. Exposure to the real estate investment trust asset (REIT) class benefited performance because the asset class significantly outperformed U.S. equities. Within non-U.S. equities, the International Value Fund I, co-sub-advised by Causeway Capital and Barrow Hanley, and the International Fund I, co-sub-advised by Fidelity (Pyramis Global Advisors) and Schroders Investment Management, contributed positively to returns. Within U.S. equities, the LargeCap Value Fund, sub-advised by Principal Global Investors, and the LargeCap Value Fund I, co-sub-advised by UBS Global Asset Management and Thompson, Siegel and Walmsley, underperformed the Russell 1000 Value Index. Within non-U.S. equities, the International Growth Fund, sub-advised by Principal Global Investors, detracted due to lagging its specific index (although it did outperform the MSCI EAFE Index). In addition, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, lagged its specific index, which detracted from relative returns.

Real Estate Securities Account

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	25.70%	4.12%	11.99%
Class 2 Shares	1/8/07	25.29%	3.86%	11.73%

What contributed to or detracted from Account performance during the fiscal year?

The top contributor to relative performance was an underweight to the mixed-office and industrial sector, the worst-performing sector for the 12-month period. The entire sector performed poorly due to weak fundamentals within suburban office and an overhang of large development supply. An overweight to General Growth Properties was the largest individual contributor to relative performance; the company successfully emerged from bankruptcy during the period. An underweight to the diversified sector proved favorable, as all but one of its constituents underperformed the index due to weaker market fundamentals and greater-than-average development exposures. Poor stock timing in Strategic Hotels & Resorts, Host Hotels & Resorts and FelCor Lodging Trust detracted as all significantly outperformed the index due to a strong recovery in hotel demand; this also resulted in the hotel sector being the worst-performing sector for the period. Also, an overweight position to niche office owners Digital Realty and DuPont Fabros detracted from performance; the data supply center owners suffered from a growing concern over the future demand for their near-term development supply. Additionally, apartment sector stock selection was a detractor to performance. The portfolio held underweights to over-leveraged Post Properties and UDR, which both benefited from strengthening markets. Poor positioning caused the portfolio to forego much of the apartment outperformance that occurred throughout the year.

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	13.61%	4.53%	5.03%
Class 2 Shares	11/6/01	13.34%	4.29%	4.78%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds for the 12-month period. The portfolio also benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/23/98	11.84%	5.08%	5.45%
Class 2 Shares	11/6/01	11.73%	4.83%	5.19%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds during the 12-month period. Also, the portfolio's corporate bond holdings added value by outperforming their benchmarks for the period. The portfolio's high-yield bonds were another positive factor, as they outperformed other fixed income securities (as reflected by the Barclays Capital Aggregate Bond Index). Mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period. Cash holdings were another drag on performance, as cash underperformed most other asset classes. Also, international (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	15.22%	3.50%	4.07%
Class 2 Shares	11/6/01	14.92%	3.24%	3.81%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

The portfolio benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Also, the portfolio's large-cap value holdings outperformed their benchmark, providing another positive contributor to performance. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	9/9/97	10.51%	5.32%	5.64%
Class 2 Shares	11/6/01	10.26%	5.06%	5.38%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds during the year. Also, the portfolio's corporate bond holdings added value by outperforming their benchmarks. The portfolio's high-yield bond holdings were another positive factor, as they outperformed other fixed income securities (as reflected by the Barclays Capital Aggregate Bond Index). Mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period. Cash holdings also dragged on performance, as cash underperformed most other asset classes. Also, international (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	16.40%	2.84%	3.32%
Class 2 Shares	11/6/01	16.18%	2.59%	3.09%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

The portfolio benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Also, the portfolio's large-cap value holdings outperformed their benchmark, providing another positive contributor to performance. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

Short-Term Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	1/12/94	4.20%	4.48%	4.59%
Class 2 Shares	11/6/01	4.37%	4.23%	4.36%

	What contributed to or detracted from Account performance during the fiscal year?

The fund's underweight position in foreign government bonds aided performance; investors were favoring higher-yielding corporate securities due to record-low bond yields. The fund's overweight position in non-agency residential mortgage-backed securities (RMBS) also helped performance. Non-agency RMBS continued to provide better returns than corporate bonds, as mortgage delinquencies appeared to be stabilizing. Also adding value was the fund's overweight position in the real estate investment trust (REIT) sector. The office sector started seeing a rebound in occupancy and rents late in 2010, while other sectors (such as multi-family and retail) showed stabilizing-to-improving trends for most of the 12-month period. The top detractor was the fund's underweight to the banking sector; financial institutions outperformed during the period due to growing confidence in the economic recovery and less concern about government interference. Performance also was hurt by the fund's small allocation to cash and U.S. Treasury notes, due to their miniscule yields. Finally, the fund's allocation to U.S. agencies hindered returns, as this sector underperformed the corporate market.

SmallCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	24.26%	1.93%	3.71%

What contributed to or detracted from Account performance during the fiscal year?

The fund's stock selections in the consumer sector contributed positively due to a dual focus on both thrifty and affluent consumers; stocks of companies focused on meeting thrifty consumers' demands for cost-saving solutions added value, as did stocks of companies that produce products generally sought by higher-end consumers. Selections in the energy sector also aided performance, particularly Mariner Energy (an exploration and production company), whose shares rose sharply on news that it was being acquired by Apache Corporation. The portfolio's information technology holdings substantially lagged the benchmark, due to failure to hold a handful of hardware and equipment stocks with exceptionally strong performance (including several that agreed to be acquired at significant premiums by larger competitors). Stock selection in the financial sector also detracted, where holdings in all industries underperformed; the weakest performer was DuPont Fabros Technology. Additionally, while the portfolio's real estate investment trust (REIT) holding which owns data facilities reported strong operating results, its share price declined sharply on news of a competitor's deteriorating performance.

SmallCap Growth Account II

Sub-Advisor: Emerald Advisers, Inc., Essex Investment Management Company, LLC, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	26.93%	2.40%	-3.28%
Class 2 Shares	1/8/07	26.69%	2.14%	-3.55%

	What contributed to or detracted from Account performance during the fiscal year?

The fund benefited from an overweight to information technology sector (one of the top-performing sectors within the Russell 2000 Growth Index) as well as from security selection within the sector (in particular, overweights to Acme Packet, Aruba Networks and Power-One were rewarded). Security selection within the industrial sector also was beneficial, due to out-of-index positions in Wesco and Wabash National and an overweight to Titan International. Security selections within the health care and energy sectors also were additive. The fund's higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) and slightly lower market-cap relative to the index were additional positives, as these biases were rewarded in the market. Security selection within the consumer discretionary and materials sectors moderated results. Within consumer discretionary, the investment option was hampered by overweights to NutriSystem and Wonder Auto Technology and an underweight to Deckers Outdoor. Within materials, an overweight to Schwetzer-Maduit International and an out-of-index exposure to Headwaters Inc. hindered results.

SmallCap Value Account I

Sub-Advisor: JP Morgan Investment Management, Inc., Mellon Capital Management, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	26.06%	1.40%	7.41%
Class 2 Shares	1/8/07	25.81%	1.18%	7.19%

What contributed to or detracted from Account performance during the fiscal year?

The fund benefited from favorable security selection relative to the Russell 2000 Value Index, especially within the financial and consumer discretionary sectors. Within financials, a lack of exposure to E*Trade Financial and an overweight to First Industrial Realty Trust helped results the most. Within consumer discretionary, an overweight to Perry Ellis International and lack of exposure to Dex One Corp. aided performance. Modest overweights to the energy and consumer discretionary sectors were further positives, as was an emphasis on stocks exhibiting positive relative strength (those stocks exhibiting upward price movement during the trailing 12-month period). Security selection within the industrials sectors hampered results, due to an underweight to US Airways Group and an overweight to EMCOR Group. Within the materials sector, an underweight to Hecla Mining was a further negative.

Glossary

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Bond Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1–3 Years Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

Citigroup Mortgage Index:

Represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Diversified Balanced Custom Index

Composed of 35% S&P 500 Index, 4% S&P 400 Index, 4% S&P 600 Index, 7% MSCI EAFE Index and 50% Barclays Capital Aggregate Index

Diversified Growth Custom Index

Composed of 45% S&P 500 Index, 5% S&P 400 Index, 5% S&P 600 Index, 10% MSCI EAFE Index and 35% Barclays Capital Aggregate Index.

Dow Jones U.S. Moderate Conservative Portfolio Index:

This index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth and Small Value).

Dow Jones U.S. Moderate Portfolio Index:

A benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJModPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones Aggressive Portfolio Index (DJAggPI).

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Glossary

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Glossary

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Retirement Income Category Average:

Retirement income portfolios provide a mix of stocks, bonds and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset allocation strategy. These portfolios aim to provide investors with steady income throughout retirement.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category Average:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Target-Date 2000–2010 Category Average:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2016–2020 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2026–2030 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2036–2040 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2050+ Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2050 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Glossary

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

			Bond &
	Asset		Mortgage
	Allocation	Balanced	Securities
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$ 59,042	$ 53,793	$ 371,079
Foreign currency--at cost	$ 58	$ –	$ –
Assets
Investment in securities--at value	$ 62,355	$ 58,246	$ 359,494
Foreign currency--at value	58	–	–
Cash	203	53	115
Cash in joint trading account	2,033	306	1,087
Receivables:
Dividends and interest	214	208	2,832
Foreign currency contracts	108	–	–
Fund shares sold	169	1	4,333
Investment securities sold	1,708	2	175
Swap premiums paid	–	–	98
Unrealized gain on swap agreements	–	–	9
Variation margin on futures contracts	332	–	–
Total Assets	67,180	58,816	368,143
Liabilities
Accrued management and investment advisory fees	43	29	125
Accrued directors' expenses	–	–	1
Accrued other expenses	22	15	9
Payables:
Foreign currency contracts	50	–	–
Fund shares redeemed	8	38	146
Investment securities purchased	3,801	2,160	26,519
Swap premiums received	–	–	289
Unrealized loss on swap agreements	–	–	319
Total Liabilities	3,924	2,242	27,408
Net Assets Applicable to Outstanding Shares	$ 63,256	$ 56,574	$ 340,735

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 56,707	$ 65,016	$ 390,797
Accumulated undistributed (overdistributed) net investment income (loss)	1,141	1,205	28
Accumulated undistributed (overdistributed) net realized gain (loss)	1,986	(14,104)	(38,195)
Net unrealized appreciation (depreciation) of investments	3,357	4,457	(11,895)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	65	–	–
Total Net Assets	$ 63,256	$ 56,574	$ 340,735
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 63,256	$ 56,574	$ 340,735
Shares issued and outstanding	5,133	4,155	32,127
Net Asset Value per share	$ 12.32	$ 13.62	$ 10.61

See accompanying notes.

43

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	Diversified		Diversified
	Balanced	Diversified	International
Amounts in thousands, except per share amounts	Account	Growth Account	Account
Investment in securities--at cost	$ –	$ –	$ 441,097
Investment in affiliated securities--at cost	$ 161,571	$ 304,703	$ –
Foreign currency--at cost	$ –	$ –	$ 356
Assets
Investment in securities--at value	$ –	$ –	$ 534,074
Investment in affiliated securities--at value	169,360	323,929	–
Foreign currency--at value	–	–	363
Cash	–	–	71
Cash in joint trading account	–	–	645
Receivables:
Dividends and interest	191	522	962
Fund shares sold	146	–	71
Investment securities sold	–	–	2
Total Assets	169,697	324,451	536,188
Liabilities
Accrued management and investment advisory fees	7	13	367
Accrued distribution fees	34	64	–
Accrued directors' expenses	–	–	1
Accrued other expenses	–	–	157
Payables:
Deferred foreign tax	–	–	17
Fund shares redeemed	–	449	635
Total Liabilities	41	526	1,177
Net Assets Applicable to Outstanding Shares	$ 169,656	$ 323,925	$ 535,011

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 159,459	$ 300,418	$ 638,155
Accumulated undistributed (overdistributed) net investment income (loss)	2,406	4,275	(1,120)
Accumulated undistributed (overdistributed) net realized gain (loss)	2	6	(194,999)
Net unrealized appreciation (depreciation) of investments	7,789	19,226	92,960
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	–	–	15
Total Net Assets	$ 169,656	$ 323,925	$ 535,011
Capital Stock (par value: $.01 a share):
Shares authorized	10,000	20,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	N/A	N/A	$ 532,545
Shares issued and outstanding			42,473
Net Asset Value per share			$ 12.54
Class 2: Net Assets	$ 169,656	$ 323,925	$ 2,466
Shares issued and outstanding	15,401	28,998	195
Net Asset Value per share	$ 11.02	$ 11.17	$ 12.63

See accompanying notes.

44

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

		Government &
	Equity	High Quality
Amounts in thousands, except per share amounts	Income Account	Bond Account(a)	Income Account
Investment in securities--at cost	$ 477,460	$ 477,831	$ 211,733
Assets
Investment in securities--at value	$ 565,041	$ 487,748	$ 224,123
Cash	43	453	–
Cash in joint trading account	2,758	4,724	3,522
Receivables:
Dividends and interest	1,857	2,037	2,829
Fund shares sold	50	1,876	127
Investment securities sold	–	5	–
Total Assets	569,749	496,843	230,601
Liabilities
Accrued management and investment advisory fees	233	207	97
Accrued distribution fees	6	–	1
Accrued other expenses	2	2	1
Cash overdraft	–	–	16
Payables:
Fund shares redeemed	1,458	392	237
Investment securities purchased	–	5,737	–
Total Liabilities	1,699	6,338	352
Net Assets Applicable to Outstanding Shares	$ 568,050	$ 490,505	$ 230,249

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 588,141	$ 510,444	$ 222,709
Accumulated undistributed (overdistributed) net investment income (loss)	2,900	722	(255)
Accumulated undistributed (overdistributed) net realized gain (loss)	(110,572)	(30,578)	(4,595)
Net unrealized appreciation (depreciation) of investments	87,581	9,917	12,390
Total Net Assets	$ 568,050	$ 490,505	$ 230,249
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 538,727	$ 489,048	$ 225,114
Shares issued and outstanding	36,402	47,506	22,246
Net Asset Value per share	$ 14.80	$ 10.29	$ 10.12
Class 2: Net Assets	$ 29,323	$ 1,457	$ 5,135
Shares issued and outstanding	1,990	141	509
Net Asset Value per share	$ 14.74	$ 10.32	$ 10.09

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

45

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Markets Account	Blend Account II	Growth Account
Investment in securities--at cost	$ 155,012	$ 156,219	$ 154,229
Foreign currency--at cost	$ 380	$ –	$ –
Assets
Investment in securities--at value	$ 192,375	$ 183,396	$ 207,371
Foreign currency--at value	389	–	–
Cash	30	949	350
Cash in joint trading account	407	1,171	519
Receivables:
Dividends and interest	116	218	52
Expense reimbursement from Manager	–	3	–
Foreign tax refund	46	–	–
Fund shares sold	37	5	40
Investment securities sold	–	156	–
Total Assets	193,400	185,898	208,332
Liabilities
Accrued management and investment advisory fees	198	117	120
Accrued distribution fees	–	–	1
Accrued other expenses	88	9	2
Payables:
Fund shares redeemed	66	2,673	404
Investment securities purchased	–	196	–
Variation margin on futures contracts	–	6	–
Total Liabilities	352	3,001	527
Net Assets Applicable to Outstanding Shares	$ 193,048	$ 182,897	$ 207,805

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 184,467	$ 215,012	$ 227,188
Accumulated undistributed (overdistributed) net investment income (loss)	(54)	64	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(28,738)	(59,444)	(72,525)
Net unrealized appreciation (depreciation) of investments	37,363	27,265	53,142
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	10	–	–
Total Net Assets	$ 193,048	$ 182,897	$ 207,805
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 193,048	$ 182,047	$ 207,114
Shares issued and outstanding	11,028	26,519	13,696
Net Asset Value per share	$ 17.51	$ 6.86	$ 15.12
Class 2: Net Assets	N/A	$ 850	$ 691
Shares issued and outstanding		123	46
Net Asset Value per share		$ 6.91	$ 15.11

See accompanying notes.

46

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	LargeCap	LargeCap
	Growth	S&P 500	LargeCap
Amounts in thousands, except per share amounts	Account I	Index Account	Value Account
Investment in securities--at cost	$ 189,151	$ 316,577	$ 143,312
Assets
Investment in securities--at value	$ 249,471	$ 349,553	$ 164,051
Cash	1,750	4	10
Cash in joint trading account	776	3,368	1,166
Receivables:
Dividends and interest	145	393	157
Expense reimbursement from Manager	3	–	–
Fund shares sold	25	93	20
Investment securities sold	57	26	–
Total Assets	252,227	353,437	165,404
Liabilities
Accrued management and investment advisory fees	162	73	83
Accrued other expenses	–	8	3
Payables:
Fund shares redeemed	117	656	365
Investment securities purchased	–	107	–
Variation margin on futures contracts	5	13	4
Total Liabilities	284	857	455
Net Assets Applicable to Outstanding Shares	$ 251,943	$ 352,580	$ 164,949

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 230,924	$ 324,978	$ 199,676
Accumulated undistributed (overdistributed) net investment income (loss)	–	238	66
Accumulated undistributed (overdistributed) net realized gain (loss)	(39,381)	(5,661)	(55,533)
Net unrealized appreciation (depreciation) of investments	60,400	33,025	20,740
Total Net Assets	$ 251,943	$ 352,580	$ 164,949
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 251,943	$ 352,580	$ 164,949
Shares issued and outstanding	11,788	39,589	6,895
Net Asset Value per share	$ 21.37	$ 8.91	$ 23.92

See accompanying notes.

47

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	LargeCap Value	MidCap	Money
Amounts in thousands, except per share amounts	Account III	Blend Account	Market Account
Investment in securities--at cost	$ 218,657	$ 478,698	$ 316,408
Foreign currency--at cost	$ –	$ 2	$ –
Assets
Investment in securities--at value	$ 247,471	$ 565,090	$ 316,408
Foreign currency--at value	–	2	–
Cash	1,497	10	12
Cash in joint trading account	1,657	567	–
Receivables:
Dividends and interest	293	369	17
Expense reimbursement from Manager	3	–	36
Fund shares sold	25	96	1,250
Investment securities sold	418	2,286	–
Total Assets	251,364	568,420	317,723
Liabilities
Accrued management and investment advisory fees	158	256	119
Accrued distribution fees	–	2	–
Accrued directors' expenses	–	2	1
Accrued other expenses	13	28	7
Payables:
Fund shares redeemed	2,269	3,380	142
Investment securities purchased	891	1,836	–
Variation margin on futures contracts	7	–	–
Total Liabilities	3,338	5,504	269
Net Assets Applicable to Outstanding Shares	$ 248,026	$ 562,916	$ 317,454

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 282,554	$ 514,964	$ 317,465
Accumulated undistributed (overdistributed) net investment income (loss)	74	(3,857)	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(63,507)	(34,583)	(11)
Net unrealized appreciation (depreciation) of investments	28,905	86,392	–
Total Net Assets	$ 248,026	$ 562,916	$ 317,454
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	105,000	1,500,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 248,026	$ 551,589	$ 314,976
Shares issued and outstanding	25,826	14,579	314,987
Net Asset Value per share	$ 9.60	$ 37.83	$ 1.00
Class 2: Net Assets	N/A	$ 11,327	$ 2,478
Shares issued and outstanding		300	2,478
Net Asset Value per share		$ 37.82	$ 1.00

See accompanying notes.

48

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	Principal Capital	Principal	Principal
	Appreciation	LifeTime 2010	LifeTime 2020
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$ 115,783	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 49,486	$ 206,028
Assets
Investment in securities--at value	$ 157,651	$ –	$ –
Investment in affiliated securities--at value	–	48,706	200,523
Cash	10	–	–
Cash in joint trading account	782	–	–
Receivables:
Dividends and interest	164	160	698
Fund shares sold	–	8	76
Investment securities sold	188	–	–
Total Assets	158,795	48,874	201,297
Liabilities
Accrued management and investment advisory fees	83	1	6
Accrued distribution fees	1	–	–
Accrued other expenses	5	–	–
Payables:
Fund shares redeemed	232	42	277
Investment securities purchased	60	–	–
Total Liabilities	381	43	283
Net Assets Applicable to Outstanding Shares	$ 158,414	$ 48,831	$ 201,014

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 115,860	$ 54,694	$ 222,807
Accumulated undistributed (overdistributed) net investment income (loss)	60	1,362	5,031
Accumulated undistributed (overdistributed) net realized gain (loss)	626	(6,445)	(21,319)
Net unrealized appreciation (depreciation) of investments	41,868	(780)	(5,505)
Total Net Assets	$ 158,414	$ 48,831	$ 201,014
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 151,592	$ 48,831	$ 201,014
Shares issued and outstanding	7,060	4,656	18,241
Net Asset Value per share	$ 21.47	$ 10.49	$ 11.02
Class 2: Net Assets	$ 6,822	N/A	N/A
Shares issued and outstanding	319
Net Asset Value per share	$ 21.40

See accompanying notes.

49

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	Principal	Principal	Principal
	LifeTime 2030	LifeTime 2040	LifeTime 2050
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities--at cost	$ 76,202	$ 21,268	$ 13,126
Assets
Investment in affiliated securities--at value	$ 82,309	$ 21,066	$ 13,070
Receivables:
Dividends and interest	268	72	45
Fund shares sold	8	62	13
Total Assets	82,585	21,200	13,128
Liabilities
Accrued management and investment advisory fees	2	–	–
Payables:
Fund shares redeemed	147	1	1
Total Liabilities	149	1	1
Net Assets Applicable to Outstanding Shares	$ 82,436	$ 21,199	$ 13,127

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 76,336	$ 23,133	$ 14,204
Accumulated undistributed (overdistributed) net investment income (loss)	1,653	373	208
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,660)	(2,105)	(1,229)
Net unrealized appreciation (depreciation) of investments	6,107	(202)	(56)
Total Net Assets	$ 82,436	$ 21,199	$ 13,127
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 82,436	$ 21,199	$ 13,127
Shares issued and outstanding	7,436	1,874	1,167
Net Asset Value per share	$ 11.09	$ 11.31	$ 11.24

See accompanying notes.

50

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	Principal
	LifeTime	Real Estate	SAM
	Strategic Income	Securities	Balanced
Amounts in thousands, except per share amounts	Account	Account	Portfolio
Investment in securities--at cost	$ –	$ 113,602	$ –
Investment in affiliated securities--at cost	$ 28,319	$ –	$ 826,742
Assets
Investment in securities--at value	$ –	$ 140,857	$ –
Investment in affiliated securities--at value	28,245	–	935,781
Cash	–	10	–
Cash in joint trading account	–	72	–
Receivables:
Dividends and interest	86	511	597
Fund shares sold	69	66	82
Total Assets	28,400	141,516	936,460
Liabilities
Accrued management and investment advisory fees	1	104	181
Accrued distribution fees	–	–	22
Accrued directors' expenses	–	–	5
Accrued other expenses	–	2	1
Payables:
Fund shares redeemed	–	46	889
Total Liabilities	1	152	1,098
Net Assets Applicable to Outstanding Shares	$ 28,399	$ 141,364	$ 935,362

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 30,518	$ 155,333	$ 825,018
Accumulated undistributed (overdistributed) net investment income (loss)	913	287	25,292
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,958)	(41,511)	(23,987)
Net unrealized appreciation (depreciation) of investments	(74)	27,255	109,039
Total Net Assets	$ 28,399	$ 141,364	$ 935,362
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 28,399	$ 140,922	$ 828,276
Shares issued and outstanding	2,778	10,671	55,148
Net Asset Value per share	$ 10.22	$ 13.21	$ 15.02
Class 2: Net Assets	N/A	$ 442	$ 107,086
Shares issued and outstanding		33	7,179
Net Asset Value per share		$ 13.30	$ 14.92

See accompanying notes.

51

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	SAM
	Conservative	SAM
	Balanced	Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Portfolio	Growth Portfolio	Income Portfolio
Investment in affiliated securities--at cost	$ 175,822	$ 197,786	$ 184,761
Assets
Investment in affiliated securities--at value	$ 194,264	$ 225,227	$ 204,319
Receivables:
Dividends and interest	170	85	278
Fund shares sold	11	19	10
Total Assets	194,445	225,331	204,607
Liabilities
Accrued management and investment advisory fees	37	43	40
Accrued distribution fees	4	18	4
Payables:
Fund shares redeemed	394	122	652
Total Liabilities	435	183	696
Net Assets Applicable to Outstanding Shares	$ 194,010	$ 225,148	$ 203,911

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 173,311	$ 214,983	$ 183,026
Accumulated undistributed (overdistributed) net investment income (loss)	6,226	4,345	7,927
Accumulated undistributed (overdistributed) net realized gain (loss)	(3,969)	(21,621)	(6,600)
Net unrealized appreciation (depreciation) of investments	18,442	27,441	19,558
Total Net Assets	$ 194,010	$ 225,148	$ 203,911
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 178,249	$ 140,207	$ 183,764
Shares issued and outstanding	15,256	9,130	14,707
Net Asset Value per share	$ 11.68	$ 15.36	$ 12.50
Class 2: Net Assets	$ 15,761	$ 84,941	$ 20,147
Shares issued and outstanding	1,359	5,576	1,623
Net Asset Value per share	$ 11.60	$ 15.23	$ 12.42

See accompanying notes.

52

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands, except per share amounts	Growth Portfolio	Income Account	Blend Account
Investment in securities--at cost	$ –	$ 215,141	$ 44,861
Investment in affiliated securities--at cost	$ 133,070	$ –	$ –
Assets
Investment in securities--at value	$ –	$ 217,968	$ 57,100
Investment in affiliated securities--at value	151,680	–	–
Cash	–	52	50
Cash in joint trading account	–	1,863	538
Receivables:
Dividends and interest	13	1,705	42
Expense reimbursement from Manager	–	2	–
Fund shares sold	74	5,123	13
Investment securities sold	–	–	4
Total Assets	151,767	226,713	57,747
Liabilities
Accrued management and investment advisory fees	29	95	41
Accrued distribution fees	15	1	–
Accrued other expenses	–	4	4
Payables:
Fund shares redeemed	153	312	8
Investment securities purchased	–	–	402
Variation margin on futures contracts	–	56	5
Total Liabilities	197	468	460
Net Assets Applicable to Outstanding Shares	$ 151,570	$ 226,245	$ 57,287

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 143,499	$ 244,911	$ 63,963
Accumulated undistributed (overdistributed) net investment income (loss)	2,194	343	201
Accumulated undistributed (overdistributed) net realized gain (loss)	(12,733)	(22,184)	(19,131)
Net unrealized appreciation (depreciation) of investments	18,610	3,175	12,254
Total Net Assets	$ 151,570	$ 226,245	$ 57,287
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	300,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 81,821	$ 224,344	$ 57,287
Shares issued and outstanding	4,866	89,332	6,897
Net Asset Value per share	$ 16.82	$ 2.51	$ 8.31
Class 2: Net Assets	$ 69,749	$ 1,901	N/A
Shares issued and outstanding	4,175	758
Net Asset Value per share	$ 16.71	$ 2.51

See accompanying notes.

53

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	SmallCap
	Growth	SmallCap
Amounts in thousands, except per share amounts	Account II	Value Account I
Investment in securities--at cost	$ 42,930	$ 94,018
Assets
Investment in securities--at value	$ 57,178	$ 114,773
Cash	1,186	1,135
Cash in joint trading account	1,553	872
Receivables:
Dividends and interest	9	205
Expense reimbursement from Manager	1	13
Fund shares sold	45	27
Investment securities sold	77	59
Total Assets	60,049	117,084
Liabilities
Accrued management and investment advisory fees	53	111
Accrued distribution fees	1	–
Accrued other expenses	8	3
Payables:
Fund shares redeemed	53	2,576
Investment securities purchased	24	56
Variation margin on futures contracts	39	25
Total Liabilities	178	2,771
Net Assets Applicable to Outstanding Shares	$ 59,871	$ 114,313

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 84,067	$ 126,088
Accumulated undistributed (overdistributed) net investment income (loss)	–	112
Accumulated undistributed (overdistributed) net realized gain (loss)	(38,532)	(32,683)
Net unrealized appreciation (depreciation) of investments	14,336	20,796
Total Net Assets	$ 59,871	$ 114,313
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 56,856	$ 114,144
Shares issued and outstanding	5,088	8,440
Net Asset Value per share	$ 11.17	$ 13.52
Class 2: Net Assets	$ 3,015	$ 169
Shares issued and outstanding	273	12
Net Asset Value per share	$ 11.06	$ 13.52

See accompanying notes.

54

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Asset		Bond & Mortgage
Amounts in thousands	Allocation Account	Balanced Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends	$ 743	$ 648	$ 15
Withholding tax	(25)	–	–
Interest	815	1,013	16,635
Total Income	1,533	1,661	16,650
Expenses:
Management and investment advisory fees	507	339	1,491
Custodian fees	45	27	19
Directors' expenses	4	4	11
Professional fees	7	4	3
Other expenses	2	1	3
Total Expenses	565	375	1,527
Net Investment Income (Loss)	968	1,286	15,123

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	2,207	3,069	6,217
Foreign currency transactions	145	–	(2)
Futures contracts	251	(10)	(18)
Short sales	–	–	43
Swap agreements	–	–	(2,684)
Change in unrealized appreciation/depreciation of:
Investments	1,811	2,814	17,380
Futures contracts	(62)	3	238
Swap agreements	–	–	960
Translation of assets and liabilities in foreign currencies	90	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	4,442	5,876	22,134
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 5,410	$ 7,162	$ 37,257

See accompanying notes.

55

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

			Diversified
	Diversified	Diversified	International
Amounts in thousands	Balanced Account	Growth Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 2,628	$ 4,682	$ –
Dividends	–	–	11,378
Withholding tax	–	–	(1,252)
Interest	–	–	4
Total Income	2,628	4,682	10,130
Expenses:
Management and investment advisory fees	36	66	3,546
Distribution Fees - Class 2	180	333	6
Custodian fees	–	–	253
Directors' expenses	4	5	11
Professional fees	2	2	7
Other expenses	–	1	4
Total Expenses	222	407	3,827
Net Investment Income (Loss)	2,406	4,275	6,303

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	23,002
Investment transactions in affiliated securities	2	6	–
Foreign currency transactions	–	–	(273)
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $17, respectively)	–	–	40,223
Investments in affiliated securities	7,789	19,226	–
Translation of assets and liabilities in foreign currencies	–	–	18
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	7,791	19,232	62,970
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 10,197	$ 23,507	$ 69,273

See accompanying notes.

56

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

		Government &
	Equity	High Quality
Amounts in thousands	Income Account	Bond Account(a)	Income Account
Net Investment Income (Loss)
Income:
Dividends	$ 17,722	$ –	$ –
Interest	97	14,902	13,473
Total Income	17,819	14,902	13,473
Expenses:
Management and investment advisory fees	2,394	1,798	1,066
Distribution Fees - Class 2	73	4	14
Custodian fees	4	5	3
Directors' expenses	9	6	3
Professional fees	4	1	3
Other expenses	3	2	1
Total Expenses	2,487	1,816	1,090
Net Investment Income (Loss)	15,332	13,086	12,383

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	1,785	5,246	(1,097)
Foreign currency transactions	–	–	1
Change in unrealized appreciation/depreciation of:
Investments	54,950	(3,287)	5,909
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	56,735	1,959	4,813
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 72,067	$ 15,045	$ 17,196

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

57

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands	Markets Account	Blend Account II	Growth Account
Net Investment Income (Loss)
Income:
Dividends	$ 4,309	$ 3,376	$ 1,492
Withholding tax	(509)	–	–
Interest	2	5	9
Total Income	3,802	3,381	1,501
Expenses:
Management and investment advisory fees	2,096	1,332	1,400
Distribution Fees - Class 2	N/A	2	2
Custodian fees	208	24	3
Directors' expenses	6	7	5
Professional fees	8	3	3
Other expenses	6	4	1
Total Gross Expenses	2,324	1,372	1,414
Less: Reimbursement from Manager	–	32	–
Total Net Expenses	2,324	1,340	1,414
Net Investment Income (Loss)	1,478	2,041	87

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	25,182	5,583	27,733
Foreign currency transactions	(437)	–	–
Futures contracts	–	505	–
Change in unrealized appreciation/depreciation of:
Investments	2,810	14,124	9,573
Futures contracts	–	76	–
Translation of assets and liabilities in foreign currencies	9	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	27,564	20,288	37,306
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 29,042	$ 22,329	$ 37,393

See accompanying notes.

58

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	LargeCap	LargeCap S&P 500	LargeCap
Amounts in thousands	Growth Account I	Index Account	Value Account
Net Investment Income (Loss)
Income:
Dividends	$ 1,891	$ 4,454	$ 3,109
Interest	6	12	4
Total Income	1,897	4,466	3,113
Expenses:
Management and investment advisory fees	1,745	531	938
Custodian fees	14	21	6
Directors' expenses	8	6	6
Professional fees	3	3	2
Other expenses	2	3	2
Total Gross Expenses	1,772	564	954
Less: Reimbursement from Manager	36	–	–
Total Net Expenses	1,736	564	954
Net Investment Income (Loss)	161	3,902	2,159

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	22,534	1,596	3,721
Futures contracts	887	570	40
Change in unrealized appreciation/depreciation of:
Investments	18,348	34,142	14,815
Futures contracts	24	34	(5)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	41,793	36,342	18,571
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 41,954	$ 40,244	$ 20,730

See accompanying notes.

59

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	LargeCap	MidCap	Money
Amounts in thousands	Value Account III	Blend Account	Market Account
Net Investment Income (Loss)
Income:
Dividends	$ 5,432	$ 8,828	$ –
Withholding tax	–	(81)	–
Interest	12	4	1,076
Total Income	5,444	8,751	1,076
Expenses:
Management and investment advisory fees	1,923	2,528	1,468
Distribution Fees - Class 2	N/A	26	8
Custodian fees	30	14	12
Directors' expenses	6	15	10
Professional fees	7	5	2
Other expenses	2	6	4
Total Gross Expenses	1,968	2,594	1,504
Less: Reimbursement from Manager	31	–	–
Less: Reimbursement from Manager - Class 1	–	–	416
	N/A
Less: Reimbursement from Manager - Class 2		–	4
Less: Reimbursement from Underwriter - Class 2	N/A	–	8
Total Net Expenses	1,937	2,594	1,076
Net Investment Income (Loss)	3,507	6,157	–

Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	21,042	24,755	49
Foreign currency transactions	–	(1)	–
Futures contracts	272	–	–
Net increase from payments by affiliates	–	–	242
Change in unrealized appreciation/depreciation of:
Investments	3,664	80,219	–
Futures contracts	97	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Swap agreements and Foreign currencies	25,075	104,973	291
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 28,582	$ 111,130	$ 291

See accompanying notes.

60

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Principal Capital
	Appreciation	Principal LifeTime	Principal LifeTime
Amounts in thousands	Account	2010 Account	2020 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 1,401	$ 5,171
Dividends	2,663	–	–
Interest	5	–	–
Total Income	2,668	1,401	5,171
Expenses:
Management and investment advisory fees	688	14	56
Distribution Fees - Class 2	17	N/A	N/A
Custodian fees	10	–	–
Directors' expenses	3	3	7
Professional fees	4	3	3
Other expenses	–	–	2
Total Expenses	722	20	68
Net Investment Income (Loss)	1,946	1,381	5,103

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	3,954	–	–
Investment transactions in affiliated securities	–	(3,941)	(15,140)
Capital gain distribution received from affiliated securities	–	194	930
Change in unrealized appreciation/depreciation of:
Investments	12,839	–	–
Investments in affiliated securities	–	8,417	35,812
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	16,793	4,670	21,602
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 18,739	$ 6,051	$ 26,705

See accompanying notes.

61

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Account	2040 Account	2050 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 1,698	$ 388	$ 219
Total Income	1,698	388	219
Expenses:
Management and investment advisory fees	21	5	4
Directors' expenses	4	3	2
Professional fees	3	3	3
Other expenses	1	–	–
Total Expenses	29	11	9
Net Investment Income (Loss)	1,669	377	210

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(1,748)	(1,543)	(942)
Capital gain distribution received from affiliated securities	367	90	55
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	10,526	3,899	2,532
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	9,145	2,446	1,645
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 10,814	$ 2,823	$ 1,855

See accompanying notes.

62

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Principal LifeTime
	Strategic Income	Real Estate	SAM
Amounts in thousands	Account	Securities Account	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 940	$ –	$ 27,940
Dividends	–	4,886	–
Interest	–	1	–
Total Income	940	4,887	27,940
Expenses:
Management and investment advisory fees	8	1,412	2,025
Distribution Fees - Class 2	N/A	1	267
Custodian fees	–	3	–
Directors' expenses	3	5	29
Professional fees	3	3	3
Other expenses	–	3	10
Total Expenses	14	1,427	2,334
Net Investment Income (Loss)	926	3,460	25,606

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	19,506	–
Investment transactions in affiliated securities	(1,784)	–	(1,997)
Capital gain distribution received from affiliated securities	92	–	1,869
Change in unrealized appreciation/depreciation of:
Investments	–	13,844	–
Investments in affiliated securities	3,582	–	86,859
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	1,890	33,350	86,731
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,816	$ 36,810	$ 112,337

See accompanying notes.

63

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 6,766	$ 5,115	$ 8,539
Total Income	6,766	5,115	8,539
Expenses:
Management and investment advisory fees	413	487	446
Distribution Fees - Class 2	39	201	52
Directors' expenses	7	8	8
Professional fees	3	4	3
Other expenses	2	2	2
Total Expenses	464	702	511
Net Investment Income (Loss)	6,302	4,413	8,028

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	3,279	(5,751)	3,350
Capital gain distribution received from affiliated securities	376	472	309
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	10,266	30,775	7,788
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	13,921	25,496	11,447
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 20,223	$ 29,909	$ 19,475

See accompanying notes.

64

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands	Growth Portfolio	Income Account	Blend Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 2,698	$ –	$ –
Dividends	–	–	663
Interest	–	4,669	3
Total Income	2,698	4,669	666
Expenses:
Management and investment advisory fees	306	772	450
Distribution Fees - Class 2	155	5	N/A
Custodian fees	–	5	7
Directors' expenses	6	5	3
Professional fees	3	3	3
Other expenses	2	1	1
Total Gross Expenses	472	791	464
Less: Reimbursement from Manager - Class 1	–	11	–
Total Net Expenses	472	780	464
Net Investment Income (Loss)	2,226	3,889	202

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	2,319	6,310
Investment transactions in affiliated securities	(3,216)	–	–
Futures contracts	–	(379)	159
Capital gain distribution received from affiliated securities	365	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	(609)	4,899
Investments in affiliated securities	21,151	–	–
Futures contracts	–	224	(8)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	18,300	1,555	11,360
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 20,526	$ 5,444	$ 11,562

See accompanying notes.

65

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	SmallCap	SmallCap
Amounts in thousands	Growth Account II	Value Account I
Net Investment Income (Loss)
Income:
Dividends	$ 337	$ 2,256
Interest	4	7
Total Income	341	2,263
Expenses:
Management and investment advisory fees	777	1,453
Distribution Fees - Class 2	7	–
Custodian fees	31	43
Directors' expenses	3	5
Professional fees	3	4
Other expenses	1	1
Total Gross Expenses	822	1,506
Less: Reimbursement from Manager	16	27
Less: Reimbursement from Manager - Class 1	–	155
Total Net Expenses	806	1,324
Net Investment Income (Loss)	(465)	939

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	16,541	11,765
Futures contracts	796	818
Change in unrealized appreciation/depreciation of:
Investments	1,335	17,139
Futures contracts	(28)	(174)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	18,644	29,548
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 18,179	$ 30,487

See accompanying notes.

66

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Asset Allocation Account		Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 968	$ 1,158	$ 1,286	$ 1,570
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	2,603	2,508	3,059	(7,413)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	1,839	6,821	2,817	16,041
Net Increase (Decrease) in Net Assets Resulting from Operations	5,410	10,487	7,162	10,198

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,535)	(1,822)	(1,548)	(2,647)
Total Dividends and Distributions	(1,535)	(1,822)	(1,548)	(2,647)

Capital Share Transactions
Shares sold:
Class 1	2,839	4,591	3,971	2,590
Shares issued in reinvestment of dividends and distributions:
Class 1	1,535	1,822	1,548	2,647
Shares redeemed:
Class 1	(11,549)	(11,590)	(12,706)	(11,440)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,175)	(5,177)	(7,187)	(6,203)
Total Increase (Decrease)	(3,300)	3,488	(1,573)	1,348

Net Assets
Beginning of period	66,556	63,068	58,147	56,799
End of period (including undistributed net investment income as set forth below)	$ 63,256	$ 66,556	$ 56,574	$ 58,147
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,141	$ 1,500	$ 1,205	$ 1,485

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	242	442	307	230
Shares issued in reinvestment of dividends and distributions:
Class 1	138	181	128	250
Shares redeemed:
Class 1	(995)	(1,151)	(995)	(1,066)
Net Increase (Decrease)	(615)	(528)	(560)	(586)

See accompanying notes.

67

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Bond & Mortgage
Amounts in thousands	Securities Account		Diversified Balanced Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009(a)
Operations
Net investment income (loss)	$ 15,123	$ 16,922	$ 2,406	$ –
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,556	(20,994)	2	–
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	18,578	64,165	7,789	–
Net Increase (Decrease) in Net Assets Resulting from Operations	37,257	60,093	10,197	–

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(18,090)	(37,041)	N/A	N/A
Total Dividends and Distributions	(18,090)	(37,041)	–	–

Capital Share Transactions
Shares sold:
Class 1	28,574	22,076	N/A	N/A
Class 2	N/A	N/A	161,315	10
Shares issued in reinvestment of dividends and distributions:
Class 1	18,090	37,041	N/A	N/A
Shares redeemed:
Class 1	(59,060)	(78,535)	N/A	N/A
Class 2	N/A	N/A	(1,866)	–
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,396)	(19,418)	159,449	10
Total Increase (Decrease)	6,771	3,634	169,646	10

Net Assets
Beginning of period	333,964	330,330	10	–
End of period (including undistributed net investment income as set forth below)	$ 340,735	$ 333,964	$ 169,656	$ 10
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 28	$ 4,839	$ 2,406	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,673	2,264	N/A	N/A
Class 2	N/A	N/A	15,588	1
Shares issued in reinvestment of dividends and distributions:
Class 1	1,730	3,913	N/A	N/A
Shares redeemed:
Class 1	(5,540)	(8,227)	N/A	N/A
Class 2	N/A	N/A	(188)	–
Net Increase (Decrease)	(1,137)	(2,050)	15,400	1

(a)	Period from December 30, 2009, date operations commenced, through December 31, 2009.

See accompanying notes.

68

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Diversified
Amounts in thousands	Diversified Growth Account		International Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009(a)	2010	2009
Operations
Net investment income (loss)	$ 4,275	$ –	$ 6,303	$ 5,627
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	6	–	22,729	(63,458)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	19,226	–	40,241	134,821
Net Increase (Decrease) in Net Assets Resulting from Operations	23,507	–	69,273	76,990

Dividends and Distributions to Shareholders
From net investment income:
Class 1	N/A	N/A	(7,285)	(14,663)
Class 2	–	–	(28)	(84)
Total Dividends and Distributions	–	–	(7,313)	(14,747)

Capital Share Transactions
Shares sold:
Class 1	N/A	N/A	68,379	39,843
Class 2	300,874	10	198	376
Shares issued in acquisition:
Class 1	N/A	N/A	94,569	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	7,285	14,663
Class 2	–	–	28	84
Shares redeemed:
Class 1	N/A	N/A	(63,568)	(38,597)
Class 2	(466)	–	(443)	(768)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	300,408	10	106,448	15,601
Total Increase (Decrease)	323,915	10	168,408	77,844

Net Assets
Beginning of period	10	–	366,603	288,759
End of period (including undistributed net investment income as set forth below)	$ 323,925	$ 10	$ 535,011	$ 366,603
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 4,275	$ –	$ (1,120)	$ (245)

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	N/A	N/A	6,003	4,124
Class 2	29,039	1	18	36
Shares issued in acquisition:
Class 1	N/A	N/A	9,081	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	601	1,466
Class 2	–	–	2	8
Shares redeemed:
Class 1	N/A	N/A	(5,621)	(4,135)
Class 2	(42)	–	(39)	(82)
Net Increase (Decrease)	28,997	1	10,045	1,417

(a)	Period from December 30, 2009, date operations commenced, through December 31, 2009.

See accompanying notes.

69

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Government & High
Amounts in thousands	Equity Income Account		Quality Bond Account(a)
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 15,332	$ 11,704	$ 13,086	$ 7,758
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	1,785	(44,476)	5,246	(63)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	54,950	103,699	(3,287)	3,538
Net Increase (Decrease) in Net Assets Resulting from Operations	72,067	70,927	15,045	11,233

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(15,952)	(19,206)	(15,011)	(15,563)
Class 2	(839)	(1,511)	(47)	(142)
Total Dividends and Distributions	(16,791)	(20,717)	(15,058)	(15,705)

Capital Share Transactions
Shares sold:
Class 1	120,327	58,175	48,433	91,667
Class 2	778	1,412	27	760
Shares issued in acquisition:
Class 1	N/A	N/A	247,636	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	15,952	19,206	15,011	15,563
Class 2	839	1,511	47	142
Shares redeemed:
Class 1	(42,349)	(35,523)	(55,767)	(21,695)
Class 2	(6,560)	(10,263)	(333)	(1,297)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	88,987	34,518	255,054	85,140
Total Increase (Decrease)	144,263	84,728	255,041	80,668

Net Assets
Beginning of period	423,787	339,059	235,464	154,796
End of period (including undistributed net investment income as set forth below)	$ 568,050	$ 423,787	$ 490,505	$ 235,464
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,900	$ 4,282	$ 722	$ 1,198

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	8,507	5,150	4,647	8,919
Class 2	57	129	2	74
Shares issued in acquisition:
Class 1	N/A	N/A	23,467	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,119	1,623	1,472	1,547
Class 2	59	129	5	14
Shares redeemed:
Class 1	(3,096)	(3,133)	(5,297)	(2,101)
Class 2	(480)	(924)	(32)	(125)
Net Increase (Decrease)	6,166	2,974	24,264	8,328

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

70

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			International
Amounts in thousands	Income Account		Emerging Markets Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 12,383	$ 10,294	$ 1,478	$ 1,537
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(1,096)	(2,307)	24,745	(14,123)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	5,909	19,627	2,819	80,042
Net Increase (Decrease) in Net Assets Resulting from Operations	17,196	27,614	29,042	67,456

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,373)	(16,967)	(1,259)	(2,204)
Class 2	(329)	(657)	N/A	N/A
From net realized gain on investments:
Class 1	–	(198)	–	–
Class 2	–	(10)	N/A	N/A
Total Dividends and Distributions	(14,702)	(17,832)	(1,259)	(2,204)

Capital Share Transactions
Shares sold:
Class 1	36,578	63,001	21,051	26,441
Class 2	314	541	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	14,373	17,165	1,259	2,204
Class 2	329	667	N/A	N/A
Shares redeemed:
Class 1	(24,629)	(13,882)	(27,553)	(19,760)
Class 2	(1,894)	(3,356)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	25,071	64,136	(5,243)	8,885
Total Increase (Decrease)	27,565	73,918	22,540	74,137

Net Assets
Beginning of period	202,684	128,766	170,508	96,371
End of period (including undistributed net investment income as set forth below)	$ 230,249	$ 202,684	$ 193,048	$ 170,508
Undistributed (Overdistributed) Net Investment Income (Loss)	$ (255)	$ 1,401	$ (54)	$ 164

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,488	6,442	1,338	2,332
Class 2	31	56	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,436	1,778	78	175
Class 2	33	70	N/A	N/A
Shares redeemed:
Class 1	(2,370)	(1,434)	(1,863)	(1,798)
Class 2	(184)	(347)	N/A	N/A
Net Increase (Decrease)	2,434	6,565	(447)	709

See accompanying notes.

71

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Blend Account II		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,041	$ 2,465	$ 87	$ 20
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	6,088	(27,845)	27,733	(40,564)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	14,200	68,536	9,573	89,993
Net Increase (Decrease) in Net Assets Resulting from Operations	22,329	43,156	37,393	49,449

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,320)	(3,013)	(123)	(1,447)
Class 2	(16)	(10)	–	(2)
From tax return of capital:
Class 1	–	–	–	(22)
Total Dividends and Distributions	(4,336)	(3,023)	(123)	(1,471)

Capital Share Transactions
Shares sold:
Class 1	8,711	6,951	15,882	41,368
Class 2	80	61	72	90
Shares issued in reinvestment of dividends and distributions:
Class 1	4,320	3,013	123	1,469
Class 2	16	10	–	2
Shares redeemed:
Class 1	(32,377)	(26,257)	(87,726)	(22,640)
Class 2	(163)	(306)	(121)	(142)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,413)	(16,528)	(71,770)	20,147
Total Increase (Decrease)	(1,420)	23,605	(34,500)	68,125

Net Assets
Beginning of period	184,317	160,712	242,305	174,180
End of period (including undistributed net investment income as set forth below)	$ 182,897	$ 184,317	$ 207,805	$ 242,305
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 64	$ 2,359	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,433	1,378	1,201	3,810
Class 2	13	11	5	9
Shares issued in reinvestment of dividends and distributions:
Class 1	683	588	8	137
Class 2	3	2	–	–
Shares redeemed:
Class 1	(5,124)	(5,189)	(6,420)	(2,167)
Class 2	(26)	(59)	(9)	(12)
Net Increase (Decrease)	(3,018)	(3,269)	(5,215)	1,777

See accompanying notes.

72

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			LargeCap S&P 500
Amounts in thousands	LargeCap Growth Account I		Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 161	$ 208	$ 3,902	$ 2,058
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	23,421	(19,845)	2,166	(2,816)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	18,372	97,549	34,176	24,953
Net Increase (Decrease) in Net Assets Resulting from Operations	41,954	77,912	40,244	24,195

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(307)	(89)	(4,234)	(4,516)
Total Dividends and Distributions	(307)	(89)	(4,234)	(4,516)

Capital Share Transactions
Shares sold:
Class 1	25,005	13,445	227,244	11,964
Shares issued in reinvestment of dividends and distributions:
Class 1	307	89	4,234	4,516
Shares redeemed:
Class 1	(36,969)	(26,542)	(31,174)	(17,570)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,657)	(13,008)	200,304	(1,090)
Total Increase (Decrease)	29,990	64,815	236,314	18,589

Net Assets
Beginning of period	221,953	157,138	116,266	97,677
End of period (including undistributed net investment income as set forth below)	$ 251,943	$ 221,953	$ 352,580	$ 116,266
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ 119	$ 238	$ 571

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,360	917	28,121	1,797
Shares issued in reinvestment of dividends and distributions:
Class 1	16	5	492	652
Shares redeemed:
Class 1	(1,995)	(1,922)	(3,785)	(2,660)
Net Increase (Decrease)	(619)	(1,000)	24,828	(211)

See accompanying notes.

73

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Value Account		LargeCap Value Account III
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,159	$ 3,067	$ 3,507	$ 3,666
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,761	(12,303)	21,314	(54,395)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	14,810	30,486	3,761	87,489
Net Increase (Decrease) in Net Assets Resulting from Operations	20,730	21,250	28,582	36,760

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,798)	(6,994)	(4,370)	(7,073)
Total Dividends and Distributions	(2,798)	(6,994)	(4,370)	(7,073)

Capital Share Transactions
Shares sold:
Class 1	14,407	9,219	73,193	27,712
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	3,770
Shares issued in reinvestment of dividends and distributions:
Class 1	2,798	6,994	4,370	7,073
Shares redeemed:
Class 1	(25,017)	(21,451)	(81,279)	(26,519)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,812)	(5,238)	(3,716)	12,036
Total Increase (Decrease)	10,120	9,018	20,496	41,723

Net Assets
Beginning of period	154,829	145,811	227,530	185,807
End of period (including undistributed net investment income as set forth below)	$ 164,949	$ 154,829	$ 248,026	$ 227,530
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 66	$ 705	$ 74	$ 939

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	651	497	7,996	3,699
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	548
Shares issued in reinvestment of dividends and distributions:
Class 1	123	365	475	910
Shares redeemed:
Class 1	(1,136)	(1,163)	(8,912)	(3,713)
Net Increase (Decrease)	(362)	(301)	(441)	1,444

See accompanying notes.

74

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Blend Account		Money Market Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 6,157	$ 2,297	$ –	$ 1,057
Net realized gain (loss) on investments, payments by affiliates, futures, swap agreements
and foreign currency transactions	24,754	(3,010)	291	(4)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	80,219	85,120	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	111,130	84,407	291	1,053

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(11,536)	(2,392)	–	(1,033)
Class 2	(240)	–	–	(24)
From net realized gain on investments:
Class 1	–	(14,827)	–	–
Total Dividends and Distributions	(11,776)	(17,219)	–	(1,057)

Capital Share Transactions
Shares sold:
Class 1	17,911	14,063	137,719	184,696
Class 2	646	132	1,472	5,453
Shares issued in acquisition:
Class 1	136,485	58,252	N/A	N/A
Class 2	–	9,705	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	11,536	17,219	–	1,033
Class 2	240	–	–	24
Shares redeemed:
Class 1	(90,821)	(46,377)	(204,263)	(260,080)
Class 2	(1,596)	(206)	(3,232)	(16,262)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	74,401	52,788	(68,304)	(85,136)
Total Increase (Decrease)	173,755	119,976	(68,013)	(85,140)

Net Assets
Beginning of period	389,161	269,185	385,467	470,607
End of period (including undistributed net investment income as set forth below)	$ 562,916	$ 389,161	$ 317,454	$ 385,467
Undistributed (Overdistributed) Net Investment Income (Loss)	$ (3,857)	$ 1,763	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	531	518	137,719	184,696
Class 2	20	4	1,472	5,453
Shares issued in acquisition:
Class 1	4,270	1,938	N/A	N/A
Class 2	N/A	323	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	324	673	–	1,033
Class 2	7	–	–	24
Shares redeemed:
Class 1	(2,677)	(1,796)	(204,263)	(260,080)
Class 2	(47)	(7)	(3,232)	(16,262)
Net Increase (Decrease)	2,428	1,653	(68,304)	(85,136)

See accompanying notes.

75

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital		Principal
Amounts in thousands	Appreciation Account		LifeTime 2010 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,946	$ 811	$ 1,381	$ 1,987
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,954	550	(3,747)	(1,941)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	12,839	21,431	8,417	8,318
Net Increase (Decrease) in Net Assets Resulting from Operations	18,739	22,792	6,051	8,364

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,082)	(1,261)	(1,962)	(1,551)
Class 2	(86)	(65)	N/A	N/A
From net realized gain on investments:
Class 1	(2,609)	–	–	(67)
Class 2	(121)	–	N/A	N/A
Total Dividends and Distributions	(4,898)	(1,326)	(1,962)	(1,618)

Capital Share Transactions
Shares sold:
Class 1	50,663	16,427	6,052	9,916
Class 2	327	461	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	4,691	1,261	1,962	1,618
Class 2	207	65	N/A	N/A
Shares redeemed:
Class 1	(10,927)	(8,635)	(6,617)	(7,048)
Class 2	(1,566)	(2,024)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	43,395	7,555	1,397	4,486
Total Increase (Decrease)	57,236	29,021	5,486	11,232

Net Assets
Beginning of period	101,178	72,157	43,345	32,113
End of period (including undistributed net investment income as set forth below)	$ 158,414	$ 101,178	$ 48,831	$ 43,345
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 60	$ 282	$ 1,362	$ 1,943

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,499	1,038	610	1,191
Class 2	17	30	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	224	74	210	197
Class 2	10	4	N/A	N/A
Shares redeemed:
Class 1	(554)	(554)	(666)	(865)
Class 2	(80)	(128)	N/A	N/A
Net Increase (Decrease)	2,116	464	154	523

See accompanying notes.

76

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2020 Account		LifeTime 2030 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 5,103	$ 7,234	$ 1,669	$ 1,673
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(14,210)	(6,299)	(1,381)	(83)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	35,812	36,304	10,526	9,969
Net Increase (Decrease) in Net Assets Resulting from Operations	26,705	37,239	10,814	11,559

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,159)	(5,072)	(1,667)	(776)
From net realized gain on investments:
Class 1	–	–	–	(51)
Total Dividends and Distributions	(7,159)	(5,072)	(1,667)	(827)

Capital Share Transactions
Shares sold:
Class 1	15,039	31,489	14,608	33,413
Shares issued in reinvestment of dividends and distributions:
Class 1	7,159	5,072	1,667	827
Shares redeemed:
Class 1	(18,617)	(17,396)	(7,895)	(5,567)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,581	19,165	8,380	28,673
Total Increase (Decrease)	23,127	51,332	17,527	39,405

Net Assets
Beginning of period	177,887	126,555	64,909	25,504
End of period (including undistributed net investment income as set forth below)	$ 201,014	$ 177,887	$ 82,436	$ 64,909
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 5,031	$ 7,087	$ 1,653	$ 1,651

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,478	3,737	1,451	3,932
Shares issued in reinvestment of dividends and distributions:
Class 1	742	606	174	101
Shares redeemed:
Class 1	(1,826)	(2,094)	(780)	(689)
Net Increase (Decrease)	394	2,249	845	3,344

See accompanying notes.

77

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2040 Account		LifeTime 2050 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 377	$ 421	$ 210	$ 248
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(1,453)	(501)	(887)	(256)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,899	3,537	2,532	2,340
Net Increase (Decrease) in Net Assets Resulting from Operations	2,823	3,457	1,855	2,332

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(415)	(345)	(244)	(201)
Total Dividends and Distributions	(415)	(345)	(244)	(201)

Capital Share Transactions
Shares sold:
Class 1	5,585	3,359	2,757	2,687
Shares issued in reinvestment of dividends and distributions:
Class 1	415	345	244	201
Shares redeemed:
Class 1	(3,144)	(2,249)	(2,263)	(1,472)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,856	1,455	738	1,416
Total Increase (Decrease)	5,264	4,567	2,349	3,547

Net Assets
Beginning of period	15,935	11,368	10,778	7,231
End of period (including undistributed net investment income as set forth below)	$ 21,199	$ 15,935	$ 13,127	$ 10,778
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 373	$ 411	$ 208	$ 242

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	543	397	272	323
Shares issued in reinvestment of dividends and distributions:
Class 1	43	42	25	25
Shares redeemed:
Class 1	(306)	(277)	(220)	(185)
Net Increase (Decrease)	280	162	77	163

See accompanying notes.

78

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime
Amounts in thousands	Strategic Income Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 926	$ 1,285	$ 3,460	$ 3,637
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(1,692)	(1,056)	19,506	(28,679)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,582	3,461	13,844	60,400
Net Increase (Decrease) in Net Assets Resulting from Operations	2,816	3,690	36,810	35,358

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,269)	(1,034)	(4,372)	(5,224)
Class 2	N/A	N/A	(14)	(16)
From net realized gain on investments:
Class 1	–	(174)	–	–
Total Dividends and Distributions	(1,269)	(1,208)	(4,386)	(5,240)

Capital Share Transactions
Shares sold:
Class 1	5,489	8,353	15,025	19,852
Class 2	N/A	N/A	72	30
Shares issued in reinvestment of dividends and distributions:
Class 1	1,269	1,208	4,372	5,224
Class 2	N/A	N/A	14	16
Shares redeemed:
Class 1	(3,783)	(5,230)	(71,052)	(22,670)
Class 2	N/A	N/A	(226)	(239)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,975	4,331	(51,795)	2,213
Total Increase (Decrease)	4,522	6,813	(19,371)	32,331

Net Assets
Beginning of period	23,877	17,064	160,735	128,404
End of period (including undistributed net investment income as set forth below)	$ 28,399	$ 23,877	$ 141,364	$ 160,735
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 913	$ 1,256	$ 287	$ 1,213

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	555	947	1,235	2,396
Class 2	N/A	N/A	6	3
Shares issued in reinvestment of dividends and distributions:
Class 1	134	142	356	596
Class 2	N/A	N/A	1	2
Shares redeemed:
Class 1	(383)	(592)	(5,714)	(2,809)
Class 2	N/A	N/A	(18)	(26)
Net Increase (Decrease)	306	497	(4,134)	162

See accompanying notes.

79

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 25,606	$ 31,788	$ 6,302	$ 8,094
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(128)	(7,973)	3,655	(3,530)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	86,859	120,422	10,266	21,570
Net Increase (Decrease) in Net Assets Resulting from Operations	112,337	144,237	20,223	26,134

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(27,737)	(20,080)	(7,055)	(3,540)
Class 2	(3,663)	(4,062)	(631)	(447)
From net realized gain on investments:
Class 1	–	(15,098)	–	(1,600)
Class 2	–	(3,368)	–	(231)
Total Dividends and Distributions	(31,400)	(42,608)	(7,686)	(5,818)

Capital Share Transactions
Shares sold:
Class 1	80,139	271,287	35,269	72,314
Class 2	5,853	5,713	2,644	1,971
Shares issued in reinvestment of dividends and distributions:
Class 1	27,737	35,178	7,055	5,140
Class 2	3,663	7,430	631	678
Shares redeemed:
Class 1	(79,885)	(51,802)	(29,727)	(15,769)
Class 2	(22,314)	(31,181)	(4,502)	(6,070)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,193	236,625	11,370	58,264
Total Increase (Decrease)	96,130	338,254	23,907	78,580

Net Assets
Beginning of period	839,232	500,978	170,103	91,523
End of period (including undistributed net investment income as set forth below)	$ 935,362	$ 839,232	$ 194,010	$ 170,103
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 25,292	$ 31,086	$ 6,226	$ 7,610

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	5,701	22,108	3,154	7,400
Class 2	422	466	238	197
Shares issued in reinvestment of dividends and distributions:
Class 1	2,082	2,986	665	534
Class 2	277	634	60	71
Shares redeemed:
Class 1	(5,740)	(4,415)	(2,665)	(1,656)
Class 2	(1,606)	(2,602)	(404)	(640)
Net Increase (Decrease)	1,136	19,177	1,048	5,906

See accompanying notes.

80

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative
Amounts in thousands	Growth Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 4,413	$ 6,731	$ 8,028	$ 10,399
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(5,279)	(8,832)	3,659	(7,013)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	30,775	44,574	7,788	23,224
Net Increase (Decrease) in Net Assets Resulting from Operations	29,909	42,473	19,475	26,610

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,198)	(5,635)	(9,070)	(5,703)
Class 2	(2,507)	(3,509)	(1,028)	(982)
From net realized gain on investments:
Class 1	–	(6,274)	–	(1,118)
Class 2	–	(4,190)	–	(214)
Total Dividends and Distributions	(6,705)	(19,608)	(10,098)	(8,017)

Capital Share Transactions
Shares sold:
Class 1	23,067	26,743	41,591	68,355
Class 2	6,611	5,689	2,533	2,024
Shares issued in reinvestment of dividends and distributions:
Class 1	4,198	11,909	9,070	6,821
Class 2	2,507	7,699	1,028	1,196
Shares redeemed:
Class 1	(30,111)	(27,537)	(31,977)	(32,456)
Class 2	(14,413)	(11,255)	(6,450)	(10,545)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,141)	13,248	15,795	35,395
Total Increase (Decrease)	15,063	36,113	25,172	53,988

Net Assets
Beginning of period	210,085	173,972	178,739	124,751
End of period (including undistributed net investment income as set forth below)	$ 225,148	$ 210,085	$ 203,911	$ 178,739
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 4,345	$ 6,637	$ 7,927	$ 9,997

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,635	2,207	3,442	6,236
Class 2	471	470	210	183
Shares issued in reinvestment of dividends and distributions:
Class 1	315	1,026	785	640
Class 2	189	668	90	113
Shares redeemed:
Class 1	(2,140)	(2,308)	(2,636)	(3,025)
Class 2	(1,038)	(938)	(534)	(990)
Net Increase (Decrease)	(568)	1,125	1,357	3,157

See accompanying notes.

81

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic
Amounts in thousands	Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,226	$ 3,226	$ 3,889	$ 1,897
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(2,851)	(4,222)	1,940	(128)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	21,151	28,088	(385)	3,020
Net Increase (Decrease) in Net Assets Resulting from Operations	20,526	27,092	5,444	4,789

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,731)	(1,995)	(4,131)	(3,839)
Class 2	(1,416)	(1,803)	(35)	(107)
From net realized gain on investments:
Class 1	–	(747)	–	–
Class 2	–	(736)	–	–
Total Dividends and Distributions	(3,147)	(5,281)	(4,166)	(3,946)

Capital Share Transactions
Shares sold:
Class 1	17,775	17,539	63,626	42,692
Class 2	6,966	6,699	467	924
Shares issued in acquisition:
Class 1	N/A	N/A	129,612	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,731	2,742	4,131	3,839
Class 2	1,416	2,539	35	107
Shares redeemed:
Class 1	(13,281)	(10,170)	(49,195)	(10,371)
Class 2	(7,737)	(7,008)	(530)	(850)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,870	12,341	148,146	36,341
Total Increase (Decrease)	24,249	34,152	149,424	37,184

Net Assets
Beginning of period	127,321	93,169	76,821	39,637
End of period (including undistributed net investment income as set forth below)	$ 151,570	$ 127,321	$ 226,245	$ 76,821
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,194	$ 3,115	$ 343	$ 520

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,163	1,427	25,310	17,335
Class 2	453	538	185	378
Shares issued in acquisition:
Class 1	N/A	N/A	51,350	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	120	223	1,652	1,591
Class 2	99	207	14	44
Shares redeemed:
Class 1	(890)	(836)	(19,466)	(4,223)
Class 2	(518)	(556)	(210)	(347)
Net Increase (Decrease)	427	1,003	58,835	14,778

See accompanying notes.

82

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Blend Account		SmallCap Growth Account II
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 202	$ 291	$ (465)	$ (448)
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	6,469	(15,070)	17,337	(15,323)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	4,891	24,164	1,307	34,472
Net Increase (Decrease) in Net Assets Resulting from Operations	11,562	9,385	18,179	18,701

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(259)	(335)	–	–
Total Dividends and Distributions	(259)	(335)	–	–

Capital Share Transactions
Shares sold:
Class 1	2,127	1,957	5,978	9,579
Class 2	N/A	N/A	160	158
Shares issued in reinvestment of dividends and distributions:
Class 1	259	335	–	–
Shares redeemed:
Class 1	(8,935)	(7,429)	(43,968)	(9,483)
Class 2	N/A	N/A	(322)	(350)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,549)	(5,137)	(38,152)	(96)
Total Increase (Decrease)	4,754	3,913	(19,973)	18,605

Net Assets
Beginning of period	52,533	48,620	79,844	61,239
End of period (including undistributed net investment income as set forth below)	$ 57,287	$ 52,533	$ 59,871	$ 79,844
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 201	$ 261	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	293	358	637	1,308
Class 2	N/A	N/A	18	23
Shares issued in reinvestment of dividends and distributions:
Class 1	36	60	–	–
Shares redeemed:
Class 1	(1,244)	(1,377)	(4,339)	(1,371)
Class 2	N/A	N/A	(35)	(49)
Net Increase (Decrease)	(915)	(959)	(3,719)	(89)

See accompanying notes.

83

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Value Account I
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations
Net investment income (loss)	$ 939	$ 1,126
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	12,583	(24,729)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	16,965	42,813
Net Increase (Decrease) in Net Assets Resulting from Operations	30,487	19,210

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(938)	(2,623)
Class 2	(1)	(2)
Total Dividends and Distributions	(939)	(2,625)

Capital Share Transactions
Shares sold:
Class 1	9,271	16,591
Class 2	82	7
Shares issued in reinvestment of dividends and distributions:
Class 1	938	2,623
Class 2	1	2
Shares redeemed:
Class 1	(59,337)	(18,500)
Class 2	(49)	(17)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(49,094)	706
Total Increase (Decrease)	(19,546)	17,291

Net Assets
Beginning of period	133,859	116,568
End of period (including undistributed net investment income as set forth below)	$ 114,313	$ 133,859
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 112	$ 92

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	790	1,879
Class 2	6	1
Shares issued in reinvestment of dividends and distributions:
Class 1	72	275
Shares redeemed:
Class 1	(4,798)	(2,020)
Class 2	(4)	(2)
Net Increase (Decrease)	(3,934)	133

See accompanying notes.

84

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2010, the Fund consists of 35 accounts. The financial statements for Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified Balanced Account, Diversified Growth Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account III, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

Effective April 24, 2009, LargeCap Value Account III acquired all the assets and assumed all the liabilities of LargeCap Value Account II pursuant to a plan of acquisition. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 620,000 shares from LargeCap Value Account II for 548,000 shares valued at $3,770,000 of LargeCap Value Account III at an approximate exchange rate of .88 for Class 1 shares. The investment securities of LargeCap Value Account II, with a fair value of approximately $3,589,000 and a cost of $4,977,000 at April 24, 2009 were the primary assets acquired by LargeCap Value Account III. For financial reporting purposes, assets received and shares issued by LargeCap Value Account III were recorded at fair value; however, the cost basis of the investments received from LargeCap Value Account II was carried forward to align ongoing reporting of LargeCap Value Account III’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Value Account II and LargeCap Value Account III immediately prior to the acquisition in accordance with U.S. GAAP were approximately $3,770,000 (including approximately $1,076,000 of accumulated realized losses and $1,388,000 of unrealized depreciation) and $168,567,000, respectively. The aggregate net assets of LargeCap Value Account III immediately following the acquisition were $172,337,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for LargeCap Value Account III, LargeCap Value Account III’s pro forma results of operations for the year ended December 31, 2009, would have been $3,693,000 of net investment income, $32,793,000 of net realized and unrealized gain on investments, and $36,486,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Value Account II that have been included in the LargeCap Value Account III’s statement of operations since April 24, 2009.

On June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

Effective September 9, 2009, the initial purchase of $10,000 of Class 2 shares of MidCap Blend Account was made by Principal Management Corporation.

Effective October 23, 2009, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Stock Account pursuant to a plan of acquisition approved by shareholders on October 19, 2009. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 7,504,000 shares from MidCap Stock Account for 2,261,000 shares valued at $67,957,000 of MidCap Blend Account at an approximate exchange rate of .30 for Class 1 and Class 2 shares. The investment securities of MidCap Stock Account, with a fair value of approximately $65,157,000 and a cost of $62,126,000 at October 23, 2009 were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Stock Account was carried forward to align ongoing reporting of MidCap Blend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Stock Account and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $67,957,000 ($89,000 of accumulated realized losses and $3,031,000 of unrealized appreciation) and $310,953,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $378,910,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2009, would have been $2,799,000 of net investment income, $94,857,000 of net realized and unrealized gain on investments, and $97,656,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Stock Account that have been included in the MidCap Blend Account’s statement of operations since October 23, 2009.

Effective December 30, 2009, the initial purchase of $10,000 of Class 2 shares of Diversified Balanced Account and Diversified Growth Account were made by Principal Management Corporation.

Effective July 16, 2010, Mortgage Securities Account acquired all the assets and assumed all the liabilities of Government & High Quality Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 23,692,000 shares from Government & High Quality Bond Account for 23,467,000 shares valued at $247,636,000 of Mortgage Securities Account at an approximate exchange rate of .99 for Class 1 shares. The investment securities of Government & High Quality Bond Account, with a fair value of approximately $234,696,000 and a cost of $224,556,000 at July 16, 2010 were the primary assets acquired by Mortgage Securities Account. For financial reporting purposes, assets received and shares issued by Mortgage Securities Account were recorded at fair value; however, the cost basis of the investments received from Government & High Quality Bond Account was carried forward to align ongoing reporting of Mortgage Securities Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Government & High Quality Bond Account and Mortgage Securities Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $247,636,000 ($28,134,000 of accumulated realized losses and $10,140,000 of unrealized appreciation) and $250,984,000, respectively. The aggregate net assets of Mortgage Securities Account immediately following the acquisition were $498,620,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Mortgage Securities Account, Mortgage Securities Account’s pro forma results of operations for the year ended December 31, 2010, would have been $17,811,000 of net investment income, $11,205,000 of net realized and unrealized gain on investments, and $29,016,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Government & High Quality Bond Account that have been included in the Mortgage Securities Account’s statement of operations since July 16, 2010.

On July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

Effective July 16, 2010, Short Term Income Account acquired all the assets and assumed all the liabilities of Short Term Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 14,819,000 shares from Short Term Bond Account for 51,350,000 shares valued at $129,612,000 of Short Term Income Account at an approximate exchange rate of 3.47 for Class 1 shares. The investment securities of Short Term Bond Account, with a fair value of approximately $122,242,000 and a cost of $119,695,000 at July 16, 2010 were the primary assets acquired by Short Term Income Account. For financial reporting purposes, assets received and shares issued by Short Term Income Account were recorded at fair value; however, the cost basis of the investments received from Short Term Bond Account was carried forward to align ongoing reporting of Short Term Income Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short Term Bond Account and Short Term Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $129,612,000 ($23,356,000 of accumulated realized losses and $2,547,000 of unrealized appreciation) and $105,324,000, respectively. The aggregate net assets of Short Term Income Account immediately following the acquisition were $234,936,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Short-Term Income Account, Short-Term Income Account’s pro forma results of operations for the year ended December 31, 2010, would have been $5,458,000 of net investment income, $2,995,000 of net realized and unrealized gain on investments, and $8,453,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Account that have been included in the Short-Term Income Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, Diversified International Account acquired all the assets and assumed all the liabilities of International SmallCap Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 8,287,000 shares from International SmallCap Account for 9,081,000 shares valued at $94,569,000 of Diversified International Account at an approximate exchange rate of 1.10 for Class 1 shares. The investment securities of International SmallCap Account, with a fair value of approximately $90,643,000 and a cost of $87,759,000 at July 16, 2010 were the primary assets acquired by Diversified International Account. For financial reporting purposes, assets received and shares issued by Diversified International Account were recorded at fair value; however, the cost basis of the investments received from International SmallCap Account was carried forward to align ongoing reporting of Diversified International Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International SmallCap Account and Diversified International Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $94,569,000 ($54,586,000 of accumulated realized losses and $2,884,000 of unrealized appreciation) and $366,626,000, respectively. The aggregate net assets of Diversified International Account immediately following the acquisition were $461,195,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Diversified International Account, Diversified International Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,280,000 of net investment income, $60,999,000 of net realized and unrealized gain on investments, and $68,279,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International SmallCap Account that have been included in the Diversified International Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Growth Account I and MidCap Value Account II pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of these acquisitions was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 5,872,000 and 8,816,000 shares from MidCap Growth Account I and MidCap Value Account II, respectively, for 1,470,000 and 2,800,000 shares valued at $46,979,000 and $89,507,000 of MidCap Blend Account at an approximate exchange rate of .25 and .32, respectively, for Class 1 shares. The investment securities of MidCap Growth Account I, with a fair value of approximately $46,954,000 and a cost of $46,834,000, and the investment securities of MidCap Value Account II with a fair value of approximately $87,478,000 and a cost of $87,962,000 at July 16, 2010, were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Growth Account I and MidCap Value Account II was carried forward to align ongoing reporting of MidCap Blend Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Growth Account I, MidCap Value Account II and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $46,979,000 ($11,869,000 of accumulated realized losses and $120,000 of unrealized appreciation), $89,506,000 ($40,316,000 of accumulated realized losses and $484,000 of unrealized depreciation), and $361,870,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $498,355,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,301,000 of net investment income, $103,985,000 of net realized and unrealized gain on investments, and $111,286,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Growth Account I and MidCap Value Account II that have been included in the MidCap Blend Account’s statement of operations since July 16, 2010.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization (Continued)

On September 23, 2010, Principal Management Corporation made a payment to Money Market Account to cover certain realized losses related to prior year security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Account’s statement of operations.

On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc. approved an acquisition of assets, to be accomplished by a taxable exchange of shares, of LargeCap Value Account III by Equity Income Account. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. on February 28, 2011.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Diversified Balanced Account and Diversified Growth Account invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Diversified Balanced Account, Diversified Growth Account, Money Market Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

2. Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Accounts held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account		International Emerging Markets Account
Euro	20.6%	United States Dollar	19.5%
Japanese Yen	16.2	Hong Kong Dollar	16.4
British Pound	15.7	Taiwan Dollar	13.9
Canadian Dollar	7.1	Korean Won	13.8
Swiss Franc	5.8	Brazilian Real	10.8
		South African Rand	6.7
		Indian Rupee	5.4

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

2. Significant Accounting Policies (Continued)

In addition to the expenses that each of the Principal LifeTime Accounts and SAM Portfolios bear directly, each of the Principal LifeTime Accounts and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Accounts and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Accounts and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Accounts and SAM Portfolios reflect the expenses of each Principal LifeTime Account and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2010, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2007-2010. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2010, Diversified International Account had no foreign tax refund receivable, a deferred tax liability of $17,000, and an approximate capital loss carryforward of $579,000 that expires in 2017, and International Emerging Markets Account had a foreign tax refund receivable of $46,000, no deferred tax liability, and an approximate capital loss carryforward of $2,230,000 that expires in 2017, relating to Indian securities.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2010, that would merit recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of December 31, 2010 are included in the schedules of investments.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Line of Credit. Certain of the Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.25%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended December 31, 2010, Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified International Account, Equity Income Account, Income Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account III, MidCap Blend Account, Real Estate Securities Account, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, generally in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 100% of the market value of the loaned securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral is usually invested in short-term securities and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2010, the Accounts had no securities on loan.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

Short Sales. Balanced Account and Bond & Mortgage Securities Account entered into short sales transactions during the year. A short sale is a transaction in which an Account sells a security it does not own in anticipation of a decline in the market price of the security. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. An Account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited. There were no short sales outstanding at the end of the period.

Swap Agreements. Bond & Mortgage Securities Account invested in swap agreements during the year. Swap agreements are privately negotiated agreements between an Account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. The Accounts are subject to interest rate and credit risk in the normal course of pursuing their investment objectives. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An Account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that an Account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which an Account is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Account for the same referenced entity or entities.

Details of credit default swaps where the Accounts sold protection as of December 31, 2010 are as follows (amounts shown in thousands):

Credit Default Swaps on Credit Indices - Sell Protection
							Unrealized/
		(Pay)/Receive	Expiration	Notional	Market	Upfront Premiums	Appreciation
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount(1)	Value(2)	Paid/(Received)	(Depreciation)
Bond & Mortgage Securities Account
Barclays Bank PLC	CMBX.NA.A.1	0.35%	10/12/2052 $	500	$ (140) $	(144)	$ 4
Morgan Stanley Capital	CMBX.NA.A.1	0.35%	10/12/2052	500	(140)	(145)
Services Inc							5
			Total	$ 1,000	$ (280) $	(289)	$ 9

(1) The maximum potential payment amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

As of December 31, 2010, counterparties had not pledged collateral for swap agreements.

Details of swap agreements open at year end are included in the Accounts' schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal national Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for	Asset Derivatives December 31, 2010		Fair	Liability Derivatives December 31, 2010	Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 88* Payables, Net Assets Consist of Net unrealized			$ 69*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 108		Payables	$ 50
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 29* Payables, Net Assets Consist of Net unrealized			$ 4*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	225		$ 123
Balanced Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 4* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Bond & Mortgage Securities Account
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 9		Payables, Net Assets Consist of Net unrealized	$ 319
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Blend Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 88* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 80* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 49* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 1* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Account III
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 91* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 348 * Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 15* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Growth Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 88* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Value Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 41* Payables, Net Assets Consist of Net unrealized			—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

December 31, 2010

3.	Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
for as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Asset Allocation Account
Equity contracts	Net realized gain (loss) from Futures	$ 434	$ (115)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 115	$ 86
currency transactions/Change in unrealized
appreciation/depreciation of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (183)	$ 53
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Futures contracts and Swap agreements
	Total	$ 366	$ 24
Balanced Account
Equity contracts	Net realized gain (loss) from Futures	$ (10)	$ 3
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Bond & Mortgage Securities Account
Credit contracts	Net realized gain (loss) from Swap	$ (2,684)	$ 960
agreements/Change in unrealized
appreciation/depreciation of Swap
agreements
Equity contracts	Net realized gain (loss) from Futures	$ (18)	$ 238
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
	Total	$ (2,702)	$ 1,198
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures	$ 505	$ 76
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures	$ 887	$ 24
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures	$ 570	$ 34
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
LargeCap Value Account
Equity contracts	Net realized gain (loss) from Futures	$ 40	$ (5)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

December 31, 2010

3.	Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/Depreciation of Derivatives
for as hedging instruments	Recognized in Operations	Recognized in Operations	Recognized in Operations
LargeCap Value Account III
Equity contracts	Net realized gain (loss) from Futures	$ 272	$ 97
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures	$ (379)	$ 224
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Futures contracts and Swap agreements
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures	$ 159	$ (8)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures	$ 796	$ (28)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures	$ 818	$ (174)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Asset Allocation Account and Short-Term Income Account. The notional values of the futures contracts will vary in accordance with changing duration of these accounts. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2010.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value (Continued)

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. Certain transfers may occur as a result of the Account’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Account is calculated. As of December 31, 2010 the following amounts were transferred from Level 2 to Level 1: $193,641,157 and $66,933,313 in the Diversified International Account and the International Emerging Markets Account, respectively. There were no significant transfers in or out of Level 3.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Asset Allocation Account
Bonds	$ —	$ 9,034	$ —	$ 9,034
Common Stocks
Basic Materials	1,662	—	—	1,662
Communications	3,305	—	—	3,305
Consumer, Cyclical	2,387	—	—	2,387
Consumer, Non-cyclical	6,696	—	—	6,696
Diversified	194	—	—	194
Energy	3,443	—	—	3,443
Exchange Traded Funds	6	—	—	6
Financial	5,802	—	—	5,802
Industrial	3,820	—	—	3,820
Technology	3,557	—	—	3,557
Utilities	829	—	—	829
Municipal Bonds	—	197	—	197
Preferred Stocks
Consumer, Non-cyclical	—	19	—	19
Repurchase Agreements	—	4,600	—	4,600
U.S. Government & Government Agency Obligations	—	16,804	—	16,804
Total investments in securities $	31,701	$ 30,654	$ —	$ 62,355
Assets
Equity Contracts**
Futures	$ 88	$ —	$ —	$ 88
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 107	$ —	$ 107
Interest Rate Contracts**
Futures	$ 29	$ —	$ —	$ 29
Liabilities
Equity Contracts**
Futures	$ (69)	$ —	$ —	$ (69)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (49)	$ —	$ (49)
Interest Rate Contracts**
Futures	$ (4)	$ —	$ —	$ (4)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Balanced Account
Bonds	$ —	$ 12,500	$ 363	$ 12,863
Common Stocks
Basic Materials	1,763	—	—	1,763
Communications	3,090	—	—	3,090
Consumer, Cyclical	3,630	—	—	3,630
Consumer, Non-cyclical	6,233	—	—	6,233
Energy	3,684	—	—	3,684
Exchange Traded Funds	94	—	—	94
Financial	5,587	—	—	5,587
Industrial	4,427	—	—	4,427
Technology	5,132	—	—	5,132
Utilities	1,116	—	—	1,116
Convertible Bonds	—	14	—	14
Municipal Bonds	—	82	—	82
Repurchase Agreements	—	693	—	693
Senior Floating Rate Interests	—	28	—	28
U.S. Government & Government Agency Obligations	—	9,810	—	9,810
Total investments in securities $	34,756	$ 23,127	$ 363	$ 58,246
Assets
Equity Contracts**
Futures	$ 4	$ —	$ —	$ 4

Bond & Mortgage Securities Account
Bonds	$ —	$ 205,187	$ 7,785	$ 212,972
Common Stocks
Technology	—	—	11	11
Convertible Bonds	—	212	—	212
Municipal Bonds	—	1,147	—	1,147
Repurchase Agreements	—	2,460	—	2,460
Senior Floating Rate Interests	—	6,559	40	6,599
U.S. Government & Government Agency Obligations	—	136,093	—	136,093
Total investments in securities $	—	$ 351,658	$ 7,836	$ 359,494
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 9	$ —	$ 9
Liabilities
Credit Contracts**
Credit Default Swaps	$ —	$ (319)	$ —	$ (319)

Diversified Balanced Account
Investment Companies	$ 169,360	$ —	$ —	$ 169,360
Total investments in securities $	169,360	$ —	$ —	$ 169,360

Diversified Growth Account
Investment Companies	$ 323,929	$ —	$ —	$ 323,929
Total investments in securities $	323,929	$ —	$ —	$ 323,929

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Diversified International Account
Common Stocks
Basic Materials	$ 66,719	$ —	$ —	$ 66,719
Communications	40,170	99	—	40,269
Consumer, Cyclical	78,029	—	—	78,029
Consumer, Non-cyclical	74,110	—	—	74,110
Diversified	7,899	—	—	7,899
Energy	50,604	—	—	50,604
Financial	107,388	1,977	—	109,365
Industrial	57,673	—	—	57,673
Technology	23,587	—	—	23,587
Utilities	13,304	—	—	13,304
Preferred Stocks
Basic Materials	—	3,075	—	3,075
Communications	—	2,749	—	2,749
Consumer, Cyclical	—	125	—	125
Consumer, Non-cyclical	—	2,836	—	2,836
Diversified	—	766	—	766
Financial	3	1,501	—	1,504
Repurchase Agreements	—	1,460	—	1,460
Total investments in securities $	519,486	$ 14,588	$ —	$ 534,074

Equity Income Account
Bonds	$ —	$ 821	$ —	$ 821
Common Stocks*	553,411	—	—	553,411
Preferred Stocks	4,568	—	—	4,568
Repurchase Agreements	—	6,241	—	6,241
Total investments in securities $	557,979	$ 7,062	$ —	$ 565,041

Government & High Quality Bond Account
Bonds	$ —	$ 151,379	$ 8,564	$ 159,943
Repurchase Agreements	—	10,689	—	10,689
U.S. Government & Government Agency Obligations	—	317,116	—	317,116
Total investments in securities $	—	$ 479,184	$ 8,564	$ 487,748

Income Account
Bonds	$ —	$ 151,443	$ 1,847	$ 153,290
Common Stocks
Energy	—	—	—	—
Convertible Bonds	—	2,520	—	2,520
Repurchase Agreements	—	7,968	—	7,968
Senior Floating Rate Interests	—	2,004	—	2,004
U.S. Government & Government Agency Obligations	—	58,341	—	58,341
Total investments in securities $	—	$ 222,276	$ 1,847	$ 224,123

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
International Emerging Markets Account
Common Stocks
Basic Materials	$ 23,658		$ —	$ —	$ 23,658
Communications		15,333	193	—	15,526
Consumer, Cyclical		23,124	—	—	23,124
Consumer, Non-cyclical		15,816	—	—	15,816
Diversified		4,663	—	—	4,663
Energy		23,854	1,084	—	24,938
Financial		37,408	1,378	—	38,786
Industrial		13,918	—	—	13,918
Technology		19,478	—	—	19,478
Utilities		1,526	—	—	1,526
Preferred Stocks
Basic Materials		—	5,891	—	5,891
Diversified		—	1,502	—	1,502
Financial		4	2,624	—	2,628
Repurchase Agreements		—	921	—	921
	Total investments in securities $	178,782	$ 13,593	$ —	$ 192,375

LargeCap Blend Account II
Common Stocks*	$ 180,747		$ —	$ —	$ 180,747
Repurchase Agreements		—	2,649	—	2,649
	Total investments in securities $	180,747	$ 2,649	$ —	$ 183,396
Assets
Equity Contracts**
Futures	$ 88		$ —	$ —	$ 88

LargeCap Growth Account
Common Stocks*	$ 206,196		$ —	$ —	$ 206,196
Repurchase Agreements		—	1,175	—	1,175
	Total investments in securities $	206,196	$ 1,175	$ —	$ 207,371

LargeCap Growth Account I
Common Stocks*	$ 247,714		$ —	$ —	$ 247,714
Repurchase Agreements		—	1,757	—	1,757
	Total investments in securities $	247,714	$ 1,757	$ —	$ 249,471
Assets
Equity Contracts**
Futures	$ 80		$ —	$ —	$ 80

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
LargeCap S&P 500 Index Account
Common Stocks*	$ 341,932		$ —	$ —	$ 341,932
Repurchase Agreements		—	7,621	—	7,621
	Total investments in securities $	341,932	$ 7,621	$ —	$ 349,553
Assets
Equity Contracts**
Futures	$ 49		$ —	$ —	$ 49

LargeCap Value Account
Common Stocks*	$ 161,414		$ —	$ —	$ 161,414
Repurchase Agreements		—	2,637	—	2,637
	Total investments in securities $	161,414	$ 2,637	$ —	$ 164,051
Assets
Equity Contracts**
Futures	$ 1		$ —	$ —	$ 1

LargeCap Value Account III
Common Stocks*	$ 243,721		$ —	$ —	$ 243,721
Repurchase Agreements		—	3,750	—	3,750
	Total investments in securities $	243,721	$ 3,750	$ —	$ 247,471
Assets
Equity Contracts**
Futures	$ 91		$ —	$ —	$ 91

MidCap Blend Account
Common Stocks*	$ 563,808		$ —	$ —	$ 563,808
Repurchase Agreements		—	1,282	—	1,282
	Total investments in securities $	563,808	$ 1,282	$ —	$ 565,090

Money Market Account
Bonds	$ —		$ 15,387	$ —	$ 15,387
Commercial Paper		—	237,298	—	237,298
Common Stocks*		8,780	—	—	8,780
Municipal Bonds		—	39,895	—	39,895
Repurchase Agreements		—	13,450	—	13,450
U.S. Government & Government Agency Obligations		—	1,598	—	1,598
	Total investments in securities $	8,780	$ 307,628	$ —	$ 316,408

Principal Capital Appreciation Account
Common Stocks*	$ 155,881		$ —	$ —	$ 155,881
Repurchase Agreements		—	1,770	—	1,770
	Total investments in securities $	155,881	$ 1,770	$ —	$ 157,651

Principal LifeTime 2010 Account
Investment Companies	$ 48,706		$ —	$ —	$ 48,706
	Total investments in securities $	48,706	$ —	$ —	$ 48,706

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Principal LifeTime 2020 Account
Investment Companies	$ 200,523		$ —	$ —	$ 200,523
	Total investments in securities $	200,523	$ —	$ —	$ 200,523

Principal LifeTime 2030 Account
Investment Companies	$ 82,309		$ —	$ —	$ 82,309
	Total investments in securities $	82,309	$ —	$ —	$ 82,309

Principal LifeTime 2040 Account
Investment Companies	$ 21,066		$ —	$ —	$ 21,066
	Total investments in securities $	21,066	$ —	$ —	$ 21,066

Principal LifeTime 2050 Account
Investment Companies	$ 13,070		$ —	$ —	$ 13,070
	Total investments in securities $	13,070	$ —	$ —	$ 13,070

Principal LifeTime Strategic Income Account
Investment Companies	$ 28,245		$ —	$ —	$ 28,245
	Total investments in securities $	28,245	$ —	$ —	$ 28,245

Real Estate Securities Account
Common Stocks
Consumer, Cyclical	$ 3,246		$ —	$ —	$ 3,246
Consumer, Non-cyclical		1,406	—	—	1,406
Financial		134,999	—	—	134,999
Convertible Preferred Stocks
Financial		—	1,043	—	1,043
Repurchase Agreements		—	163	—	163
	Total investments in securities $	139,651	$ 1,206	$ —	$ 140,857

SAM Balanced Portfolio
Investment Companies	$ 935,781		$ —	$ —	$ 935,781
	Total investments in securities $	935,781	$ —	$ —	$ 935,781

SAM Conservative Balanced Portfolio
Investment Companies	$ 194,264		$ —	$ —	$ 194,264
	Total investments in securities $	194,264	$ —	$ —	$ 194,264

SAM Conservative Growth Portfolio
Investment Companies	$ 225,227		$ —	$ —	$ 225,227
	Total investments in securities $	225,227	$ —	$ —	$ 225,227

SAM Flexible Income Portfolio
Investment Companies	$ 204,319		$ —	$ —	$ 204,319
	Total investments in securities $	204,319	$ —	$ —	$ 204,319

SAM Strategic Growth Portfolio
Investment Companies	$ 151,680		$ —	$ —	$ 151,680
	Total investments in securities $	151,680	$ —	$ —	$ 151,680

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Short-Term Income Account
Bonds	$ —		$ 209,942	$ 102	$ 210,044
Repurchase Agreements		—	4,216	—	4,216
U.S. Government & Government Agency Obligations		—	3,708	—	3,708
	Total investments in securities $	—	$ 217,866	$ 102	$ 217,968
Assets
Interest Rate Contracts**
Futures	$ 348		$ —	$ —	$ 348

SmallCap Blend Account
Common Stocks*	$ 55,882		$ —	$ —	$ 55,882
Repurchase Agreements		—	1,218	—	1,218
	Total investments in securities $	55,882	$ 1,218	$ —	$ 57,100
Assets
Equity Contracts**
Futures	$ 15		$ —	$ —	$ 15

SmallCap Growth Account II
Common Stocks*	$ 53,665		$ —	$ —	$ 53,665
Repurchase Agreements		—	3,513	—	3,513
	Total investments in securities $	55,665	$ 3,513	$ —	$ 57,178
Assets
Equity Contracts**
Futures	$ 88		$ —	$ —	$ 88

SmallCap Value Account I
Common Stocks*	$ 112,799		$ —	$ —	$ 112,799
Repurchase Agreements		—	1,974	—	1,974
	Total investments in securities $	112,799	$ 1,974	$ —	$ 114,773
Assets
Equity Contracts**
Futures	$ 41		$ —	$ —	$ 41

*For additional detail regarding sector classifications, please see the Schedules of Investments.

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/(depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

				Accrued
				Discounts/
				Premiums					Net Change in Unrealized
		Value		and Change in	Net	Transfers Transfers		Value	Appreciation/(Depreciation)
	December 31,		Realized	Unrealized	Purchases/	into Level	Out of	December 31,	on Investments Held at
Fund		2009	Gain/(Loss) Gain/(Loss)		Sales	3*	Level 3*	2010	December 31, 2010

Balanced Account
Bonds	$ 663		$ 33	$ 64	$ (244)	$ —	$ (153)	$ 363	$ 73
	Total$	663	$ 33	$ 64	$ (244)	$ —	$ (153)	$ 363	$ 73

Bond & Mortgage Securities Account
Bonds	$ 7,095		$ (57)	$ 1,014	$ 2,439	$ 427	$ (3,133)	$ 7,785	$ 1,000
Common Stocks
Technology		—	—	2	9	—	—	11	2
Senior Floating Rate
Interests		—	—	—	40	—	—	40	—
	Total$	7,095	$ (57)	$ 1,016	$ 2,488	$ 427	$ (3,133)	$ 7,836	$ 1,002

Diversified International Account
Common Stocks
Basic Materials	$ 85		$ —	$ —	$ —	$ —	$ (85)	$ —	$ —
Financial		11	3	(11)	(3)	—	—	—	—
Industrial		—	—	(206)	206	—	—	—	(206)
Technology		—	—	(88)	88	—	—	—	(88)
	Total $	96	$ 3	$ (305)	$ 291	$ —	$ (85)	$ —	$ (294)

Government & High Quality Bond Account
Bonds	$ —		$ (1)	$ (53)	$ 8,618	$ —	$ —	$ 8,564	$ (53)
	Total$	—	$ (1)	$ (53)	$ 8,618	$ —	$ —	$ 8,564	$ (53)

Income Account
Bonds	$ 2,685		$ —	$ (1,352)	$ (239)	$ 753	$ —	$ 1,847	$ (1,419)
	Total$	2,685	$ —	$ (1,352)	$ (239)	$ 753	$ —	$ 1,847	$ (1,419)

International Emerging Markets Account
Common Stocks
Basic Materials	$ 260		$ —	$ —	$ —	$ —	$ (260)	$ —	$ —
	Total$	260	$ —	$ —	$ —	$ —	$ (260)	$ —	$ —
Short-Term Income Account
Bonds	$ 94		$ —	$ 17	$ (9)	$ —	$ —	$ 102	$ 17
	Total$	94	$ —	$ 17	$ (9)	$ —	$ —	$ 102	$ 17

			NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2010

4. Fair Value (Continued)

			Accrued
			Discounts/
			Premiums					Net Change in Unrealized
	Value		and Change in	Net	Transfers Transfers		Value	Appreciation/(Depreciation)
December 31,		Realized	Unrealized	Purchases/	into Level	Out of	December 31,	on Investments Held at
Fund	2009	Gain/(Loss)	Gain/(Loss)	Sales	3*	Level 3*	2010	December 31, 2010
SmallCap Growth Account II
Common Stocks
Consumer-Non-cyclical $	11	$ 1	$ (3)	$ (9)	$ —	$ —	$ —	$ —
Total$	11	$ 1	$ (3)	$ (9)	$ —	$ —	$ —	$ —

*Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted - transfer into Level 3 versus securities where trading resumes - transfer out of Level 3
2. Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired -
transfer out of Level 3
3. Instances where a security is illiquid - transfer into Level 3 versus securities that are no longer illiquid - transfer out of Level 3.
4. Instances in which a security is not priced by pricing services using observable inputs, transferred into Level 3 versus once a security is priced by a pricing service using observable inputs, transfer out of Level 3.

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by
Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts. The annual rate paid by
Principal LifeTime Accounts is 0.03% of each of the Principal LifeTime Accounts’ average net assets. The annual rate paid by the
SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III	0.75	0.70	0.65	0.60	0.55

			NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Account
		(in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	0.50% 0.45%		0.40%

	Net Assets of Account					Net Assets of Account
	(in millions)					(in millions)
				First	Next	Next $1	Next $1	Over $3
	First $500	Over $500		$500	$500	billion	billion	billion
Principal Capital			LargeCap
Appreciation Account	.625%	.50%	Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

		Net Assets of Accounts
		First $2 billion	Over $2
			billion
Income Account		.50%	.45%
Government & High Quality Bond Account		.50	.45

	All Assets
LargeCap S&P 500 Index Account		.25%

	All Assets
Diversified Balanced Account		.05%
Diversified Growth Account		.05

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2011. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.02%
LargeCap Growth Account I	0.02
LargeCap Value Account III	0.01
Short-Term Income Account	0.01*
SmallCap Growth Account II	0.02
SmallCap Value Account I	0.02

*Period from July 19, 2010 through December 31, 2010. Expiration is April 30, 2012.

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2010 through December 31, 2010
	Class 1	Class 2	Expiration
SmallCap Value Account I	0.99	1.24%	April 30, 2011

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	.31%
Diversified Growth Account	.31

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

Affiliated Ownership. At December 31, 2010, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Asset Allocation Account	5,133	Principal LifeTime 2020 Account	18,241
Balanced Account	4,155	Principal LifeTime 2030 Account	7,436
Bond & Mortgage Securities Account	28,652	Principal LifeTime 2040 Account	1,874
Diversified International Account	29,745	Principal LifeTime 2050 Account	1,167
Equity Income Account	12,286	Principal LifeTime Strategic Income Account	2,778
Government & High Quality Bond Account	25,182	Real Estate Securities Account	8,831
International Emerging Markets Account	8,349	SAM Balanced Portfolio	46,856
LargeCap Blend Account II	24,810	SAM Conservative Balanced Portfolio	14,372
LargeCap Growth Account	5,690	SAM Conservative Growth Portfolio	5,070
LargeCap Growth Account I	9,929	SAM Flexible Income Portfolio	13,134
LargeCap S&P 500 Index Account	13,522	SAM Strategic Growth Portfolio	3,528
LargeCap Value Account	6,152	Short-Term Income Account	69,101
LargeCap Value Account III	14,717	SmallCap Blend Account	6,897
MidCap Blend Account	13,202	SmallCap Growth Account II	4,706
Money Market Account	307,708	SmallCap Value Account I	8,426
Principal Capital Appreciation Account	348
Principal LifeTime 2010 Account	4,656

	Class 2		Class 2
Diversified Balance Account	15,401	Diversified Growth Account	28,998

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

6. Investment Transactions

For the year ended December 31, 2010, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 72,677	$ 79,928	Principal LifeTime 2010 Account	$ 20,215	$ 19,178
Balanced Account	115,272	123,177	Principal LifeTime 2020 Account	71,932	69,616
Bond & Mortgage Securities Account	993,600	1,015,602	Principal LifeTime 2030 Account	34,684	25,764
Diversified Balanced Account	176,186	14,617	Principal LifeTime 2040 Account	10,363	7,516
Diversified Growth Account	323,048	18,351	Principal LifeTime 2050 Account	5,968	5,211
Diversified International Account	478,532	461,710	Principal LifeTime Strategic Income
Equity Income Account	198,461	106,128	Account	13,269	10,631
Government & High Quality Bond Account	220,484	168,207	Real Estate Securities Account	75,623	128,009
Income Account	47,864	26,397	SAM Balanced Portfolio	327,116	315,525
International Emerging Markets Account	168,793	174,879	SAM Conservative Balanced Portfolio	71,823	61,255
LargeCap Blend Account II	59,660	78,266	SAM Conservative Growth Portfolio	88,254	98,206
LargeCap Growth Account	122,399	190,468	SAM Flexible Income Portfolio	75,262	60,633
LargeCap Growth Account I	119,356	126,645	SAM Strategic Growth Portfolio	74,350	67,940
LargeCap S&P 500 Index Account	234,187	43,280	Short-Term Income Account	142,263	98,067
LargeCap Value Account	328,293	339,463	SmallCap Blend Account	35,349	41,573
LargeCap Value Account III	232,333	231,998	SmallCap Growth Account II	59,348	100,197
MidCap Blend Account	93,468	149,602	SmallCap Value Account I	80,499	124,041
Principal Capital Appreciation Account	54,641	14,743

For the year ended December 31, 2010, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 27,529	$ 24,382	Government & High Quality Bond Account	$ 60,616	$ 116,984
Balanced Account	5,100	5,484	Income Account	2,974	8,569
Bond & Mortgage Securities Account	84,093	91,636	Short-Term Income Account	7,396	31,054

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2010 and December 31, 2009 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital
	2010	2009	2010	2009	2010	2009
Asset Allocation Account	$ 1,535 $	1,822	$ – $	–	$ – $	–
Balanced Account	1,548	2,647	–	–	–	–
Bond & Mortgage Securities Account	18,090	37,041	–	–	–	–
Diversified International Account	7,313	14,747	–	–	–	–
Equity Income Account	16,791	20,717	–	–	–	–
Government & High Quality Bond Account	15,058	15,705	–	–	–	–
Income Account	14,702	17,680	–	152	–	–
International Emerging Markets Account	1,259	2,204	–	–	–	–
LargeCap Blend Account II	4,336	3,023	–	–	–	–
LargeCap Growth Account	123	1,449	–	–	–	22
LargeCap Growth Account I	307	89	–	–	–	–
LargeCap S&P 500 Index Account	4,234	4,516	–	–	–	–
LargeCap Value Account	2,798	6,994	–	–	–	–
LargeCap Value Account III	4,370	7,073	–	–	–	–
MidCap Blend Account	11,776	2,392	–	14,827	–	–
Money Market Account	–	1,057	–	–	–	–
Principal Capital Appreciation Account	2,219	1,326	2,679	–	–	–
Principal LifeTime 2010 Account	1,962	1,551	–	67	–	–
Principal LifeTime 2020 Account	7,159	5,072	–	–	–	–
Principal LifeTime 2030 Account	1,667	776	–	51	–	–
Principal LifeTime 2040 Account	415	345	–	–	–	–
Principal LifeTime 2050 Account	244	201	–	–	–	–
Principal LifeTime Strategic Income Account	1,269	1,034	–	174	–	–
Real Estate Securities Account	4,386	5,240	–	–	–	–
SAM Balanced Portfolio	31,400	24,142	–	18,466	–	–
SAM Conservative Balanced Portfolio	7,686	4,356	–	1,462	–	–
SAM Conservative Growth Portfolio	6,705	8,970	–	10,638	–	–
SAM Flexible Income Portfolio	10,098	6,893	–	1,124	–	–
SAM Strategic Growth Portfolio	3,147	3,798	–	1,483	–	–
Short-Term Income Account	4,166	3,946	–	–	–	–
SmallCap Blend Account	259	335	–	–	–	–
SmallCap Value Account I	939	2,625	–	–	–	–

*The Accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2010, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Asset Allocation Account	$ 2,431	$ 2,021
Balanced Account	1,238	—
Bond & Mortgage Securities Account	318	—
Diversified Balanced Account	2,408	—
Diversified Growth Account	4,282	—
Diversified International Account	846	—
Equity Income Account	938	—
Government & High Quality Bond Account	860	497
Income Account	569	—
International Emerging Markets Account	88	—
LargeCap Blend Account II	64	—
LargeCap S&P 500 Index Account	234	—
LargeCap Value Account	66	—
LargeCap Value Account III	73	—
MidCap Blend Account	232	6,670
Principal Capital Appreciation Account	217	900
Principal LifeTime 2010 Account	1,361	—
Principal LifeTime 2020 Account	5,031	—
Principal LifeTime 2030 Account	1,653	—
Principal LifeTime 2040 Account	372	—
Principal LifeTime 2050 Account	208	—
Principal LifeTime Strategic Income Account	913	—
Real Estate Securities Account	287	—
SAM Balanced Portfolio	25,293	—
SAM Conservative Balanced Portfolio	6,780	1,285
SAM Conservative Growth Portfolio	4,345	—
SAM Flexible Income Portfolio	7,927	260
SAM Strategic Growth Portfolio	2,194	—
Short-Term Income Account	342	35
SmallCap Blend Account	201	—
SmallCap Value Account I	111	—

As of December 31, 2010, LargeCap Growth Account, LargeCap Growth Account I, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2010, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:
										Annual
	2011	2012	2013	2014	2015	2016	2017	2018	Total	Limitations*
Balanced Account	$ –	$ –	$ – $	– $	– $	3,048	$ 10,426	$ –	$ 13,474	$ –
Bond & Mortgage Securities Account	–	–	–	864	171	13,678	23,287	–	38,000	–
Diversified International Account	–	–	–	–	15,107	77,655	99,463	–	192,225	–
Equity Income Account	–	–	–	–	–	44,666	62,984	–	107,650	–
Government & High Quality Bond Account	238	1,119	1,134	1,308	436	22,355	4,321	–	30,911	10,064
Income Account	–	–	–	–	–	–	2,836	1,584	4,420	–
International Emerging Markets Account	–	–	–	–	–	–	26,676	–	26,676	–
LargeCap Blend Account II	–	–	–	–	–	14,033	34,691	–	48,724	–
LargeCap Growth Account	4,354	–	1,468	–	–	15,047	51,553	–	72,422	12,160
LargeCap Growth Account I	–	–	–	–	–	8,558	28,312	–	36,870	–
LargeCap S&P 500 Index Account	–	–	–	–	–	–	3,494	–	3,494	–
LargeCap Value Account	–	–	–	–	–	24,124	27,740	–	51,864	–
LargeCap Value Account III	–	–	–	–	–	–	59,282	–	59,282	–
MidCap Blend Account	–	–	–	–	–	40,719	–	–	40,719	–
Money Market Account	–	–	–	–	–	6	4	–	10	–
Principal LifeTime 2010 Account	–	–	–	–	–	–	2,410	3,859	6,269	–
Principal LifeTime 2020 Account	–	–	–	–	–	94	6,452	14,457	21,003	–
Principal LifeTime 2030 Account	–	–	–	–	–	–	79	1,401	1,480	–
Principal LifeTime 2040 Account	–	–	–	–	–	66	487	1,482	2,035	–
Principal LifeTime 2050 Account	–	–	–	–	–	13	272	907	1,192	–
Principal LifeTime Strategic Income Account	–	–	–	–	–	–	1,176	1,703	2,879	–
Real Estate Securities Account	–	–	–	–	–	–	37,451	–	37,451	–
SAM Balanced Portfolio	–	–	–	–	–	–	2,143	3,295	5,438	–
SAM Conservative Growth Portfolio	–	–	–	–	–	173	4,565	3,484	8,222	8,520
SAM Strategic Growth Portfolio	–	–	–	–	–	–	988	2,203	3,191	–
Short-Term Income Account	–	–	328	348	1,956	10,846	8,298	–	21,776	–
SmallCap Blend Account	–	–	–	–	–	707	18,383	–	19,090	–
SmallCap Growth Account II	–	7,505	–	–	–	9,450	21,143	–	38,098	–
SmallCap Value Account I	–	–	–	–	–	938	28,975	–	29,913	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

As of December 31, 2010, the following accounts had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized		Expired	Utilized
Asset Allocation Account	$ —	$ 132	LargeCap Value Account III	$ —	$ 20,224
Balanced Account	—	1,734	MidCap Blend Account	—	18,300
Bond & Mortgage Securities Account	—	2,102	Money Market Account	—	49
Diversified International Account	—	20,366	Principal Capital Appreciation Account	—	151
Equity Income Account	—	1,690	Real Estate Securities Account	—	18,671
Government & High Quality Bond Account	—	3,083	SAM Conservative Balanced Portfolio	—	114
International Emerging Markets Account	—	24,621	SAM Flexible Income Portfolio	—	2,039
LargeCap Blend Account II	—	4,607	Short-Term Income Account	—	1,826
LargeCap Growth Account	—	25,910	SmallCap Blend Account	—	6,397
LargeCap Growth Account I	—	22,381	SmallCap Growth Account II	3,642	17,005
LargeCap S&P 500 Index Account	—	2,577	SmallCap Value Account I	—	10,870
LargeCap Value Account	—	2,845

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information (Continued)

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses have been deferred until the first day of the next taxable year. At December 31, 2010, the Accounts had approximate post-October losses as follows (amounts in thousands):

Asset Allocation Account	$ 16
Diversified International Account	40
Income Account	174
International Emerging Markets Account	112
LargeCap Value Account	99
Principal LifeTime Strategic Income Account	41
SAM Conservative Growth Portfolio	3,965
SAM Strategic Growth Portfolio	3,260

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain on	Capital Shares and
	Investment Income	Investments	Paid in Capital
Asset Allocation Account	$ 208	$ (208)	$ —
Balanced Account	(18)	21	(3)
Bond & Mortgage Securities Account	(1,844)	1,847	(3)
Diversified International Account	135	(55,566)	55,431
Equity Income Account	77	(10)	(67)
Government & High Quality Bond Account	1,496	(29,393)	27,897
Income Account	663	(663)	—
International Emerging Markets Account	(437)	437	—
LargeCap Growth Account	36	—	(36)
LargeCap Growth Account I	27	—	(27)
LargeCap Value Account III	(2)	2	—
LargeCap S&P 500 Index Account	(1)	1	—
MidCap Blend Account	(1)	(52,076)	52,077
Short-Term Income Account	100	(22,883)	22,783
SmallCap Blend Account	(3)	3	—
SmallCap Growth Account II	465	3,642	(4,107)
SmallCap Value Account I	20	(20)	—

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS - 50.12%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.15%			Banks (continued)
Interpublic Group of Cos Inc (a)	479 $	5	Comerica Inc	66 $	3
Omnicom Group Inc	1,745	80	Commerzbank AG (a)	474	4
Publicis Groupe SA	166	9	Credit Agricole SA	329	4
	$ 94		Credit Suisse Group AG	1,188	48
Aerospace & Defense - 0.75%			Danske Bank A/S (a)	371	9
Alliant Techsystems Inc	400	30	Deutsche Bank AG	918	48
BAE Systems PLC	2,832	15	DnB NOR ASA	213	3
Boeing Co/The	1,097	72	Erste Group Bank AG	126	6
Cobham PLC	992	3	Fifth Third Bancorp	987	14
European Aeronautic Defence and Space Co NV (a)	270	6	Goldman Sachs Group Inc/The	3,219	541
Finmeccanica SpA	345	4	Hang Seng Bank Ltd	3,200	53
General Dynamics Corp	509	36	HSBC Holdings PLC	25,569	260
L-3 Communications Holdings Inc	181	13	Huntington Bancshares Inc/OH	400	3
Lockheed Martin Corp	362	25	Intesa Sanpaolo SpA	8,942	24
Northrop Grumman Corp	362	23	JP Morgan Chase & Co	9,058	384
Raytheon Co	1,802	84	Julius Baer Group Ltd	178	8
Rolls-Royce Group PLC (a)	2,492	24	KBC Groep NV (a)	170	6
Safran SA	302	11	KeyCorp	861	8
Thales SA	120	4	Lloyds Banking Group PLC (a)	32,004	33
United Technologies Corp	1,550	122	M&T Bank Corp	132	11
	$ 472		Marshall & Ilsley Corp	263	2
			National Bank of Greece SA (a)	432	3
Agriculture - 0.89%
Altria Group Inc	2,582	63	Nordea Bank AB	2,439	26
Archer-Daniels-Midland Co	365	11	Northern Trust Corp	231	13
British American Tobacco PLC	1,741	67	PNC Financial Services Group Inc	724	44
Imperial Tobacco Group PLC	867	27	PT Bank Central Asia Tbk	13,000	9
Lorillard Inc	49	4	Regions Financial Corp	6,758	47
Philip Morris International Inc	6,520	382	Royal Bank of Scotland Group PLC (a)	6,674	4
Reynolds American Inc	101	3	Skandinaviska Enskilda Banken AB	459	4
Swedish Match AB	262	7	Societe Generale	396	21
	$ 564		Standard Chartered PLC	1,894	51
Apparel - 0.35%			State Street Corp	5,983	277
Adidas AG	190	13	SunTrust Banks Inc	2,224	66
Christian Dior SA	70	10	Svenska Handelsbanken AB	491	16
Coach Inc	1,400	77	Swedbank AB	386	5
			UBS AG (a)	2,605	43
Hermes International	38	8
Nike Inc	599	51	UniCredit SpA	17,747	37
VF Corp	698	60	US Bancorp	3,620	98
	$ 219		Wells Fargo & Co	11,848	367
Automobile Manufacturers - 0.82%				$ 3,462
Bayerische Motoren Werke AG	257	20	Beverages - 1.18%
Daimler AG (a)	639	44	Anheuser-Busch InBev NV	412	23
Fiat SpA	547	11	Coca-Cola Co/The	2,200	145
Ford Motor Co (a)	19,532	328	Constellation Brands Inc (a)	101	2
PACCAR Inc	723	42	Diageo PLC	2,324	43
Peugeot SA (a)	59	2	Heineken NV	367	18
Renault SA (a)	304	18	Molson Coors Brewing Co	91	5
Scania AB	400	9	PepsiCo Inc	7,050	461
Volkswagen AG	63	9	Pernod-Ricard SA	181	17
Volkswagen AG - PFD	27	4	SABMiller PLC	941	33
Volvo AB - B Shares	1,931	34		$ 747
	$ 521		Biotechnology - 0.37%
			Amgen Inc (a)	2,208	121
Automobile Parts & Equipment - 0.16%			Biogen Idec Inc (a)	648	43
Cie Generale des Etablissements Michelin	205	15	Genzyme Corp (a)	265	19
Johnson Controls Inc	2,205	84	Gilead Sciences Inc (a)	1,036	38
	$ 99		Life Technologies Corp (a)	148	8
Banks - 5.47%
Banco Bilbao Vizcaya Argentaria SA	2,893	29	Novozymes A/S	41	6
Banco Santander SA	5,565	59		$ 235
Bank Mandiri Tbk PT	8,000	6	Building Materials - 0.04%
Bank Negara Indonesia Persero Tbk PT	5,500	2	Cie de St-Gobain	94	5
Bank of America Corp	19,588	261	Geberit AG	45	10
Bank of East Asia Ltd	4,200	18	Indocement Tunggal Prakarsa Tbk PT	1,500	3
Bank of New York Mellon Corp/The	2,670	81	Lafarge SA	82	5
Bank Rakyat Indonesia Persero Tbk PT	6,000	7	Semen Gresik Persero Tbk PT	4,000	4
BB&T Corp	1,119	29		$ 27
BNP Paribas	417	27	Chemicals - 0.63%
BOC Hong Kong Holdings Ltd	10,000	34	Air Liquide SA	234	30
Capital One Financial Corp	910	39	Akzo Nobel NV	95	6
Citigroup Inc (a)	56,424	267	BASF SE	1,132	91
			Bayer AG	1,543	113

See accompanying notes

116

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Diversified Financial Services (continued)
EI du Pont de Nemours & Co	1,154 $	58	Charles Schwab Corp/The	456 $	8
Givaudan SA	8	9	CME Group Inc	110	35
K+S AG	126	9	Deutsche Boerse AG	142	10
Koninklijke DSM NV	426	24	Discover Financial Services	1,284	24
Lanxess AG	79	6	E*Trade Financial Corp (a)	72	1
Linde AG	141	21	Federated Investors Inc	182	5
Solvay SA	16	2	Franklin Resources Inc	1,179	131
Syngenta AG	74	22	Hong Kong Exchanges and Clearing Ltd	2,700	61
Yara International ASA	154	9	Janus Capital Group Inc	274	3
	$ 400		Legg Mason Inc	386	14
Coal - 0.51%			NASDAQ OMX Group Inc/The (a)	339	8
Adaro Energy Tbk PT	11,500	3	NYSE Euronext	490	15
Bumi Resources Tbk PT	18,000	6	SLM Corp (a)	1,031	13
Peabody Energy Corp	4,900	314		$ 370
	$ 323		Electric - 1.02%
Commercial Services - 0.36%			AES Corp/The (a)	395	5
Aggreko PLC	616	14	Allegheny Energy Inc	74	2
Automatic Data Processing Inc	1,638	76	Ameren Corp	247	7
Bunzl PLC	394	5	American Electric Power Co Inc	247	9
Capita Group PLC/The	999	11	CLP Holdings Ltd	5,000	41
Edenred (a)	456	11	Consolidated Edison Inc	123	6
Equifax Inc	99	4	Constellation Energy Group Inc	1,298	40
Experian PLC	1,136	14	Dominion Resources Inc/VA	271	12
G4S PLC	2,842	11	DTE Energy Co	123	5
Iron Mountain Inc	184	5	Duke Energy Corp	740	13
Moody's Corp	234	6	E.ON AG	2,389	73
Paychex Inc	362	11	EDF SA	307	13
Robert Half International Inc	168	5	Edison International	222	8
RR Donnelley & Sons Co	413	7	EDP - Energias de Portugal SA	1,821	6
SGS SA	12	20	Enel SpA	4,046	20
Sodexo	105	7	Entergy Corp	123	9
Western Union Co/The	1,174	22	Exelon Corp	649	27
	$ 229		FirstEnergy Corp	222	8
Computers - 1.71%			Fortum OYJ	174	5
Apple Inc (a)	150	48	GDF Suez	983	35
Atos Origin SA (a)	63	3	Hongkong Electric Holdings Ltd	4,000	25
Cap Gemini SA	264	12	Iberdrola SA	3,218	25
Computer Sciences Corp	900	45	Integrys Energy Group Inc	990	48
Dell Inc (a)	2,895	39	International Power PLC	1,476	10
EMC Corp/Massachusetts (a)	601	14	National Grid PLC	1,815	16
Hewlett-Packard Co	2,579	109	NextEra Energy Inc	247	13
IBM Corp	3,146	462	Northeast Utilities	198	6
Indra Sistemas SA	79	1	NRG Energy Inc (a)	2,047	40
Lexmark International Inc (a)	276	10	Pepco Holdings Inc	74	1
Logitech International SA (a)	231	4	PG&E Corp	222	11
NetApp Inc (a)	150	8	Pinnacle West Capital Corp	49	2
Western Digital Corp (a)	9,700	329	PPL Corp	222	6
	$ 1,084		Progress Energy Inc	198	9
Consumer Products - 0.16%			Public Service Enterprise Group Inc	271	9
Avery Dennison Corp	134	6	Red Electrica Corporacion SA	246	11
Clorox Co	380	24	RWE AG	416	28
Henkel AG & Co KGaA	126	6	SCANA Corp	49	2
Kimberly-Clark Corp	704	44	Scottish & Southern Energy PLC	935	18
Reckitt Benckiser Group PLC	341	19	Southern Co	395	15
Unilever Indonesia Tbk PT	1,500	3	Wisconsin Energy Corp	25	1
	$ 102		Xcel Energy Inc	247	6
Cosmetics & Personal Care - 0.79%				$ 646
Avon Products Inc	8,850	257	Electrical Components & Equipment - 0.67%
Beiersdorf AG	84	5	Emerson Electric Co	6,975	399
			Gamesa Corp Tecnologica SA (a)	232	2
Colgate-Palmolive Co	175	14
L'Oreal SA	135	15	Molex Inc	414	9
Procter & Gamble Co	3,272	210	Schneider Electric SA	20	3
			Vestas Wind Systems A/S (a)	323	10
	$ 501
Distribution & Wholesale - 0.19%				$ 423
Genuine Parts Co 1,448 74 Electronics - 0.25%
Li & Fung Ltd	6,000	35	Agilent Technologies Inc (a)	838	35
Wolseley PLC (a)	328	11	Arrow Electronics Inc (a)	1,100	37
	$ 120		Jabil Circuit Inc	551	11
			Koninklijke Philips Electronics NV	122	4
Diversified Financial Services - 0.58%			Thermo Fisher Scientific Inc (a)	524	29
American Express Co	973	42	Tyco Electronics Ltd	931	33

See accompanying notes

117

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Electronics (continued)			Gas (continued)
Waters Corp (a)	145 $	11	Perusahaan Gas Negara PT	11,500 $	6
	$ 160		Questar Corp	49	1
Energy - Alternate Sources - 0.01%			Sempra Energy	148	8
Verbund AG	110	4	Snam Rete Gas SpA	1,089	5
				$ 138
Engineering & Construction - 0.22%			Hand & Machine Tools - 0.12%
ABB Ltd (a)	2,486	55	Sandvik AB	1,321	26
Acciona SA	36	2	Schindler Holding AG - PC	80	9
ACS Actividades de Construccion y Servicios SA	209	10	Stanley Black & Decker Inc	591	40
Balfour Beatty PLC	729	4		$ 75
Bouygues SA	84	4	Healthcare - Products - 1.23%
Ferrovial SA	958	9	Baxter International Inc	1,462	74
Koninklijke Boskalis Westminster NV	77	4	Becton Dickinson and Co	621	52
Skanska AB	111	2	Boston Scientific Corp (a)	2,591	20
URS Corp (a)	1,000	42	CareFusion Corp (a)	509	13
Vinci SA	133	7	Cie Generale d'Optique Essilor International SA	219	14
	$ 139		Covidien PLC	876	40
Entertainment - 0.00%			CR Bard Inc	226	21
Ladbrokes PLC	1,051	2	Intuitive Surgical Inc (a)	70	18
			Johnson & Johnson	4,368	270
Environmental Control - 0.11%			Medtronic Inc	2,552	95
Nalco Holding Co	900	29	Nobel Biocare Holding AG	135	3
Republic Services Inc	550	16	Smith & Nephew PLC	1,226	13
Waste Management Inc	582	22	Sonova Holding AG	65	8
	$ 67		St Jude Medical Inc (a)	1,249	53
Food - 1.23%			Stryker Corp	762	41
Campbell Soup Co	65	2	Synthes Inc	83	11
Carrefour SA	463	19	Zimmer Holdings Inc (a)	592	32
ConAgra Foods Inc	3,633	82		$ 778
Danone	385	24	Healthcare - Services - 0.52%
Delhaize Group SA	96	7	Aetna Inc	904	27
General Mills Inc	449	16	CIGNA Corp	1,114	41
HJ Heinz Co	308	15	Coventry Health Care Inc (a)	1,300	34
Indofood Sukses Makmur Tbk PT	5,000	3	Fresenius Medical Care AG & Co KGaA	201	12
J Sainsbury PLC	1,066	6	Humana Inc (a)	800	44
JM Smucker Co/The	572	38	UnitedHealth Group Inc	2,647	96
Kellogg Co	262	13	Universal Health Services Inc	600	26
Koninklijke Ahold NV	1,195	16	WellPoint Inc (a)	904	51
Kraft Foods Inc	517	16		$ 331
Kroger Co/The	1,600	36	Holding Companies - Diversified - 0.31%
Nestle SA	3,009	176	GEA Group AG	214	6
Orkla ASA	216	2	Groupe Bruxelles Lambert SA	197	17
Ralcorp Holdings Inc (a)	700	45	Hutchison Whampoa Ltd	6,000	62
Safeway Inc	1,100	25	LVMH Moet Hennessy Louis Vuitton SA	324	53
Sara Lee Corp	166	3	Swire Pacific Ltd	2,000	33
Smithfield Foods Inc (a)	1,500	31	Wharf Holdings Ltd	3,000	23
SUPERVALU Inc	3,500	34		$ 194
Sysco Corp	900	26	Home Builders - 0.05%
Tesco PLC	7,970	53	Toll Brothers Inc (a)	1,700	32
Tyson Foods Inc	177	3
Unilever NV	1,302	41	Home Furnishings - 0.01%
Unilever PLC	1,068	33	Electrolux AB	200	6
WM Morrison Supermarkets PLC	2,530	11
	$ 776		Insurance - 2.36%
Food Service - 0.02%			Aegon NV (a)	1,056	6
Compass Group PLC	1,645	15	Aflac Inc	2,531	143
			AIA Group Ltd (a)	18,400	52
Forest Products & Paper - 0.27%			Allianz SE	564	67
MeadWestvaco Corp	1,968	52	Allstate Corp/The	1,134	36
Plum Creek Timber Co Inc	2,067	77	Aon Corp	794	37
Stora Enso OYJ	107	1	Assicurazioni Generali SpA	1,268	24
Svenska Cellulosa AB	200	3	Assurant Inc	1,907	74
UPM-Kymmene OYJ	480	9	Aviva PLC	3,568	22
Weyerhaeuser Co	1,433	27	AXA SA	2,357	39
	$ 169		Berkshire Hathaway Inc - Class B (a)	442	35
Gas - 0.22%			Chubb Corp	2,057	123
CenterPoint Energy Inc	2,309	36	Fidelity National Financial Inc	2,300	32
Centrica PLC	3,868	20	Hartford Financial Services Group Inc	1,020	27
Gas Natural SDG SA	296	4	ING Groep NV (a)	4,194	41
Hong Kong & China Gas Co Ltd	10,000	24	Lincoln National Corp	2,180	61
NiSource Inc	1,923	34	Loews Corp	907	35

See accompanying notes

118

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance (continued)			Media (continued)
Marsh & McLennan Cos Inc	1,134 $	31	Reed Elsevier NV	1,277 $	16
MetLife Inc	1,247	55	Reed Elsevier PLC	1,851	16
Muenchener Rueckversicherungs AG	28	4	Time Warner Cable Inc	222	15
PartnerRe Ltd	400	32	Time Warner Inc	2,591	83
Progressive Corp/The	1,474	29	Viacom Inc	2,391	95
Prudential Financial Inc	2,390	140	Vivendi SA	1,639	44
Prudential PLC	4,242	44	Walt Disney Co/The	1,197	45
Sampo OYJ	300	8	WPP PLC	2,890	35
Swiss Reinsurance Co Ltd	182	10		$ 765
Torchmark Corp	600	36	Metal Fabrication & Hardware - 0.21%
Travelers Cos Inc/The	1,134	63	Assa Abloy AB	279	8
Unum Group	2,847	69	Commercial Metals Co	2,400	40
WR Berkley Corp	1,000	27	Johnson Matthey PLC	201	6
XL Group PLC	227	5	Precision Castparts Corp	250	35
Zurich Financial Services	334	87	SKF AB	754	21
	$ 1,494		Tenaris SA	723	18
Internet - 1.53%			Vallourec SA	23	2
Amazon.com Inc (a)	452	81		$ 130
AOL Inc (a)	267	6	Mining - 1.20%
eBay Inc (a)	2,178	61	Alcoa Inc	12,100	186
Expedia Inc	8,958	225	Anglo American PLC	1,053	55
Google Inc (a)	900	535	Antofagasta PLC	255	6
Priceline.com Inc (a)	65	26	BHP Billiton PLC	1,756	70
Symantec Corp (a)	830	14	Freeport-McMoRan Copper & Gold Inc	2,400	288
Yahoo! Inc (a)	1,171	19	Kazakhmys PLC	218	5
	$ 967		Lonmin PLC (a)	147	5
Investment Companies - 0.02%			Norsk Hydro ASA	956	7
Investor AB	536	11	Randgold Resources Ltd	82	7
			Rio Tinto PLC	1,150	80
Iron & Steel - 0.53%			Umicore	116	6
ArcelorMittal	796	30	Vedanta Resources PLC	123	5
Cliffs Natural Resources Inc	3,200	250	Xstrata PLC	1,647	39
Salzgitter AG	14	1		$ 759
Steel Dynamics Inc	2,200	40	Miscellaneous Manufacturing - 1.21%
ThyssenKrupp AG	137	6	3M Co	971	84
Voestalpine AG	143	7	Alfa Laval AB	500	11
	$ 334		Danaher Corp	600	28
Lodging - 0.12%			Eaton Corp	362	37
Accor SA	561	25	General Electric Co	15,713	287
Intercontinental Hotels Group PLC	357	7	Honeywell International Inc	1,050	56
Sands China Ltd (a)	7,600	17	Illinois Tool Works Inc	1,781	95
Starwood Hotels & Resorts Worldwide Inc	450	27	Invensys PLC	932	5
	$ 76		ITT Corp	250	13
Machinery - Construction & Mining - 0.31%			Parker Hannifin Corp	362	31
Atlas Copco AB - A Shares	1,132	29	Siemens AG	138	17
Atlas Copco AB - B Shares	944	21	Smiths Group PLC	816	16
Caterpillar Inc	1,510	141	Sulzer AG	33	5
United Tractors Tbk PT	1,500	4	Textron Inc	723	17
	$ 195		Tyco International Ltd	1,441	60
Machinery - Diversified - 0.15%			Wartsila OYJ	28	2
Alstom SA	323	15		$ 764
Deere & Co	600	50	Office & Business Equipment - 0.12%
FLSmidth & Co A/S	28	3	Neopost SA	48	4
Kone OYJ	322	18	Pitney Bowes Inc	407	10
MAN SE	26	3	Xerox Corp	5,674	65
Metso OYJ	54	3		$ 79
Zardoya Otis SA	173	2	Oil & Gas - 4.30%
	$ 94		Anadarko Petroleum Corp	198	15
Media - 1.21%			Apache Corp	137	16
British Sky Broadcasting Group PLC	1,183	14	BG Group PLC	3,224	65
CBS Corp	3,275	62	BP PLC	14,411	105
Comcast Corp - Class A	1,773	39	Cairn Energy PLC (a)	1,841	12
DIRECTV (a)	3,100	124	Chesapeake Energy Corp	3,396	88
Discovery Communications Inc - A Shares (a)	1,000	42	Chevron Corp	5,832	532
Gannett Co Inc	285	4	ConocoPhillips	5,503	375
Liberty Media Corp - Starz (a)	400	27	Devon Energy Corp	779	61
McGraw-Hill Cos Inc/The	882	32	ENI SpA	1,883	41
New York Times Co/The (a)	238	2	EOG Resources Inc	76	7
News Corp - Class A	3,950	57	EQT Corp	340	15
Pearson PLC	803	13	Exxon Mobil Corp	5,767	422
			Hess Corp	1,348	103

See accompanying notes

119

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS - 0.36%
Marathon Oil Corp	1,866 $	69	Boston Properties Inc	237 $	21
Murphy Oil Corp	336	25	Equity Residential	354	18
Noble Energy Inc	3,969	342	HCP Inc	850	31
Occidental Petroleum Corp	382	38	Land Securities Group PLC	901	10
OMV AG	141	6	Link REIT/The	5,500	17
QEP Resources Inc	330	12	Public Storage Inc	191	19
Repsol YPF SA	871	24	Simon Property Group Inc	831	83
Royal Dutch Shell PLC - A Shares	2,716	91	Vornado Realty Trust	311	26
Royal Dutch Shell PLC - B Shares	2,042	67		$ 225
Seadrill Ltd	300	10	Retail - 1.99%
Southwestern Energy Co (a)	191	7	Abercrombie & Fitch Co	48	3
Statoil ASA	1,144	27	AutoNation Inc (a)	86	2
Total SA	1,693	90	AutoZone Inc (a)	65	18
Tullow Oil PLC	973	19	Bed Bath & Beyond Inc (a)	323	16
Valero Energy Corp	1,696	39	Best Buy Co Inc	631	22
	$ 2,723		CarMax Inc (a)	258	8
Oil & Gas Services - 0.44%			Cie Financiere Richemont SA	651	38
Halliburton Co	1,486	60	Costco Wholesale Corp	800	58
National Oilwell Varco Inc	965	65	CVS Caremark Corp	2,600	90
Saipem SpA	408	20	Esprit Holdings Ltd	2,200	10
Schlumberger Ltd	1,461	122	GameStop Corp (a)	323	7
Technip SA	128	12	Gap Inc/The	574	13
	$ 279		Hennes & Mauritz AB	1,246	41
Packaging & Containers - 0.10%			Home Depot Inc	3,825	134
Rexam PLC	230	1	Inditex SA	167	13
Sealed Air Corp	2,446	62	JC Penney Co Inc	296	10
	$ 63		Kingfisher PLC	1,996	8
			Kohl's Corp (a)	546	30
Pharmaceuticals - 3.90%
Abbott Laboratories	9,405	451	Lowe's Cos Inc	1,750	44
Allergan Inc/United States	2,792	192	Ltd Brands Inc	129	4
AstraZeneca PLC	2,067	94	Macy's Inc	207	5
Bristol-Myers Squibb Co	6,683	177	Marks & Spencer Group PLC	2,131	12
Cardinal Health Inc	792	30	McDonald's Corp	1,292	99
Eli Lilly & Co	1,628	57	Next PLC	193	6
Express Scripts Inc (a)	1,284	70	Nordstrom Inc	258	11
Forest Laboratories Inc (a)	869	28	O'Reilly Automotive Inc (a)	129	8
GlaxoSmithKline PLC	1,932	37	PT Astra International Tbk	2,000	12
McKesson Corp	452	32	Ross Stores Inc	129	8
Medco Health Solutions Inc (a)	1,284	79	Sears Holdings Corp (a)	63	5
Merck & Co Inc	4,634	167	Staples Inc	1,041	24
Merck KGaA	29	2	Starbucks Corp	1,387	45
Novartis AG	839	49	Swatch Group AG/The - BR	42	19
Novo Nordisk A/S	204	23	Target Corp	404	24
Omnicare Inc	1,800	46	Tiffany & Co	129	8
Pfizer Inc	12,353	216	TJX Cos Inc	516	23
Roche Holding AG	262	38	Urban Outfitters Inc (a)	129	5
Sanofi-Aventis SA	1,800	115	Walgreen Co	1,618	63
Shire PLC	140	3	Wal-Mart Stores Inc	4,100	221
Teva Pharmaceutical Industries Ltd ADR	5,400	282	Yum! Brands Inc	1,820	89
Watson Pharmaceuticals Inc (a)	5,400	279		$ 1,256
	$ 2,467		Savings & Loans - 0.03%
Pipelines - 0.18%			Hudson City Bancorp Inc	1,587	20
El Paso Corp	1,526	21
Spectra Energy Corp	2,035	51	Semiconductors - 2.36%
Williams Cos Inc	1,696	42	Applied Materials Inc	22,712	319
	$ 114		ARM Holdings PLC	1,520	10
Publicly Traded Investment Fund - 0.01%			ASML Holding NV	444	17
SPDR S&P MidCap 400 ETF Trust	37	6	Broadcom Corp	9,300	405
			Infineon Technologies AG (a)	1,937	18
Real Estate - 0.35%			Intel Corp	18,797	395
Cheung Kong Holdings Ltd	4,000	62	KLA-Tencor Corp	117	5
			LSI Corp (a)	408	3
Hang Lung Group Ltd	2,000	13	MEMC Electronic Materials Inc (a)	289	3
Hang Lung Properties Ltd	6,000	28
Henderson Land Development Co Ltd	3,000	21	National Semiconductor Corp	175	2
			NVIDIA Corp (a)	19,592	302
Kerry Properties Ltd	2,000	10	Q-Cells SE (a)	65	—
New World Development Ltd	7,000	13	QLogic Corp (a)	551	9
Sino Land Co Ltd	6,000	11	Renewable Energy Corp ASA (a)	200	1
Sun Hung Kai Properties Ltd	3,000	50
Wheelock & Co Ltd	3,000	12	Solarworld AG	84	1
	$ 220			$ 1,490

See accompanying notes

120

Schedule of Investments
Asset Allocation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Principal
Software - 1.43%				Amount
Adobe Systems Inc (a)	1,350 $	42	BONDS - 14.28%	(000's)	Value (000's)
Autonomy Corp PLC (a)	382	9	Advertising - 0.05%
Dassault Systemes SA	60	4	Omnicom Group Inc
Intuit Inc (a)	1,300	64	4.45%, 8/15/2020	$ 35	$ 34
Microsoft Corp	18,496	516
Oracle Corp	7,186	225	Aerospace & Defense - 0.06%
Sage Group PLC	1,121	5	Systems 2001 AT LLC
SAP AG	766	39	6.66%, 9/15/2013(b)	33	37
	$ 904
Telecommunications - 2.34%			Agriculture - 0.23%
Alcatel-Lucent/France (a)	996	3	Altria Group Inc
American Tower Corp (a)	1,600	83	4.13%, 9/11/2015	25	26
AT&T Inc	8,481	249	9.25%, 8/6/2019	30	39
BT Group PLC	3,105	9	BAT International Finance PLC
Cisco Systems Inc (a)	13,851	280	9.50%, 11/15/2018(b)	40	53
Corning Inc	15,000	290	Bunge Ltd Finance Corp
Deutsche Telekom AG	2,711	35	8.50%, 6/15/2019	25	29
France Telecom SA	1,361	28			$ 147
Inmarsat PLC	440	5	Automobile Manufacturers - 0.08%
JDS Uniphase Corp (a)	982	14	Daimler Finance North America LLC
Koninklijke KPN NV	1,024	15	7.30%, 1/15/2012	20	21
Millicom International Cellular SA	100	10	8.50%, 1/18/2031	5	7
Motorola Inc (a)	2,757	25	Nissan Motor Acceptance Corp
Nokia OYJ	2,204	23	4.50%, 1/30/2015(b)	20	21
Nortel Networks Corp (a)	38	—			$ 49
Portugal Telecom SGPS SA	1,157	13	Banks - 2.95%
Qualcomm Inc	400	20	Abbey National Treasury Services PLC/London
SES SA	479	11	3.88%, 11/10/2014(b)	100	99
Swisscom AG	49	21	Bank of America Corp
Telecom Italia SpA	5,861	8	5.63%, 7/1/2020	10	10
Telefonaktiebolaget LM Ericsson	3,170	37	5.65%, 5/1/2018	100	102
Telefonica SA	3,111	70	Barclays Bank PLC
Telefonica SA ADR	1	—	6.75%, 5/22/2019	45	51
Telekomunikasi Indonesia Tbk PT	10,500	9	Capital One Financial Corp
Telenor ASA	1,279	21	6.75%, 9/15/2017	50	58
TeliaSonera AB	2,730	22	Citigroup Inc
Tellabs Inc	965	6	6.13%, 11/21/2017	35	38
Verizon Communications Inc	1,741	62	6.13%, 5/15/2018	35	38
Vodafone Group PLC	42,515	110	8.50%, 5/22/2019	95	118
	$ 1,479		Commonwealth Bank of Australia
Textiles - 0.01%			5.00%, 10/15/2019(b)	40	42
Cintas Corp	253	7	Credit Agricole SA/London
			3.50%, 4/13/2015(b)	100	101
Transportation - 1.91%			Credit Suisse AG
CSX Corp	5,100	330	5.40%, 1/14/2020	105	107
Deutsche Post AG	2,202	37	Credit Suisse/New York NY
Firstgroup PLC	1	—	6.00%, 2/15/2018	10	11
Kansas City Southern (a)	800	38	Goldman Sachs Group Inc/The
MTR Corp	4,000	15	6.15%, 4/1/2018	155	171
Norfolk Southern Corp	6,080	382	7.50%, 2/15/2019	35	41
Tidewater Inc	7,600	409	HSBC Bank PLC
	$ 1,211		3.50%, 6/28/2015(b)	100	103
Water - 0.07%			JP Morgan Chase & Co
Severn Trent PLC	349	8	3.40%, 6/24/2015	20	20
Suez Environnement Co	606	13	4.95%, 3/25/2020	15	15
United Utilities Group PLC	2,107	19	6.00%, 1/15/2018	105	117
Veolia Environnement	160	5	KeyCorp
	$ 45		6.50%, 5/14/2013	55	60
TOTAL COMMON STOCKS	$ 31,701		Lloyds TSB Bank PLC
			5.80%, 1/13/2020(b)	100	99
PREFERRED STOCKS - 0.03%	Shares Held Value (000's)
Consumer Products - 0.02%			PNC Funding Corp
Henkel AG & Co KGaA	153	10	5.13%, 2/8/2020	50	52
			6.70%, 6/10/2019	30	35
Healthcare - Products - 0.01%			Regions Financial Corp
Fresenius SE	109	9	5.75%, 6/15/2015	30	29
			Royal Bank of Scotland PLC/The
TOTAL PREFERRED STOCKS	$ 19		4.88%, 3/16/2015	100	102
			Standard Chartered PLC
			3.85%, 4/27/2015(b)	100	103
			Wells Fargo & Co
			5.63%, 12/11/2017	90	100

See accompanying notes

121

Schedule of Investments
Asset Allocation Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Banks (continued)			Electric (continued)
Westpac Banking Corp			PPL Energy Supply LLC
3.00%, 8/4/2015	$ 45 $	45	6.30%, 7/15/2013	$ 20 $	22
	$ 1,867		6.50%, 5/1/2018	25	28
Beverages - 0.10%				$ 387
Anheuser-Busch InBev Worldwide Inc			Electronics - 0.02%
7.20%, 1/15/2014(b)	40	46	Agilent Technologies Inc
Constellation Brands Inc			5.50%, 9/14/2015	15	16
7.25%, 9/1/2016	15	16
	$ 62		Finance - Mortgage Loan/Banker - 1.08%
Biotechnology - 0.11%			Fannie Mae
Genzyme Corp			1.25%, 8/20/2013	100	101
3.63%, 6/15/2015	35	36	2.50%, 5/15/2014	200	207
Life Technologies Corp			4.13%, 4/15/2014	65	71
6.00%, 3/1/2020	30	32	6.63%, 11/15/2030	75	95
	$ 68		Freddie Mac
Building Materials - 0.18%			3.75%, 3/27/2019	200	207
CRH America Inc				$ 681
6.00%, 9/30/2016	55	59	Food - 0.37%
Holcim US Finance Sarl & Cie SCS			ConAgra Foods Inc
6.00%, 12/30/2019(b)	20	21	7.00%, 10/1/2028	25	28
Lafarge SA			8.25%, 9/15/2030	20	25
5.50%, 7/9/2015(b)	30	31	Delhaize Group SA
	$ 111		5.70%, 10/1/2040(b)	51	49
Chemicals - 0.17%			Kraft Foods Inc
Albemarle Corp			6.88%, 1/26/2039	55	64
4.50%, 12/15/2020	40	39	7.00%, 8/11/2037	25	29
Mosaic Co/The			Woolworths Ltd
7.63%, 12/1/2016(b)	65	70	4.00%, 9/22/2020(b)	40	39
	$ 109			$ 234
Commercial Services - 0.04%			Forest Products & Paper - 0.14%
SAIC Inc			Georgia-Pacific LLC
5.95%, 12/1/2040(b)	25	25	8.25%, 5/1/2016(b)	15	17
			International Paper Co
Distribution & Wholesale - 0.04%			7.30%, 11/15/2039	20	23
Ingram Micro Inc			7.95%, 6/15/2018	40	47
5.25%, 9/1/2017	25	25		$ 87
			Healthcare - Services - 0.46%
Diversified Financial Services - 0.99%			HCA Inc
American Express Co			8.50%, 4/15/2019	30	33
8.13%, 5/20/2019	55	68	Laboratory Corp of America Holdings
General Electric Capital Corp			3.13%, 5/15/2016	20	20
5.63%, 5/1/2018	100	109	Quest Diagnostics Inc/DE
6.00%, 8/7/2019	85	95	6.95%, 7/1/2037	65	69
Harley-Davidson Funding Corp			UnitedHealth Group Inc
6.80%, 6/15/2018(b)	35	37	6.63%, 11/15/2037	65	73
Macquarie Group Ltd			WellPoint Inc
6.00%, 1/14/2020(b)	70	70	6.38%, 6/15/2037	90	98
Merrill Lynch & Co Inc				$ 293
6.88%, 4/25/2018	95	104	Insurance - 0.48%
NASDAQ OMX Group Inc/The			Aegon NV
5.55%, 1/15/2020	45	46	4.63%, 12/1/2015	50	51
SLM Corp			Hartford Financial Services Group Inc
5.00%, 10/1/2013	35	35	5.50%, 3/30/2020	35	35
TD Ameritrade Holding Corp			MetLife Inc
5.60%, 12/1/2019	60	63	7.72%, 2/15/2019	30	37
	$ 627		Pacific LifeCorp
Electric - 0.61%			6.00%, 2/10/2020(b)	50	52
CMS Energy Corp			Prudential Financial Inc
6.25%, 2/1/2020	70	71	4.75%, 9/17/2015	45	48
EDF SA			6.63%, 12/1/2037	15	17
4.60%, 1/27/2020(b)	25	26	7.38%, 6/15/2019	20	24
Exelon Generation Co LLC			Reinsurance Group of America Inc
6.25%, 10/1/2039	95	96	6.45%, 11/15/2019	35	37
FirstEnergy Solutions Corp				$ 301
6.05%, 8/15/2021	65	67	Internet - 0.06%
Nisource Finance Corp			Expedia Inc
6.13%, 3/1/2022	50	54	5.95%, 8/15/2020	35	35
6.80%, 1/15/2019	20	23

See accompanying notes

122

Schedule of Investments
Asset Allocation Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Iron & Steel - 0.07%			Mortgage Backed Securities (continued)
ArcelorMittal			LB-UBS Commercial Mortgage Trust
9.85%, 6/1/2019	$ 35 $	44	5.37%, 9/15/2039	$ 125 $	134
			NCUA Guaranteed Notes
Lodging - 0.15%			0.71%, 10/7/2020(c)	97	97
Hyatt Hotels Corp				$ 730
6.88%, 8/15/2019(b)	25	27	Office & Business Equipment - 0.04%
Wynn Las Vegas LLC / Wynn Las Vegas Capital			Xerox Corp
Corp			5.63%, 12/15/2019	10	11
7.75%, 8/15/2020	60	65	6.35%, 5/15/2018	15	17
	$ 92			$ 28
Media - 0.67%			Oil & Gas - 0.30%
CBS Corp			Anadarko Petroleum Corp
8.88%, 5/15/2019	20	25	6.95%, 6/15/2019	25	28
Comcast Corp			EQT Corp
5.15%, 3/1/2020	30	31	8.13%, 6/1/2019	25	29
5.70%, 5/15/2018	10	11	Hess Corp
CSC Holdings LLC			6.00%, 1/15/2040	50	52
7.63%, 7/15/2018	15	16	Petrobras International Finance Co
DIRECTV Holdings LLC / DIRECTV Financing			5.75%, 1/20/2020	45	47
Co Inc			Pioneer Natural Resources Co
5.88%, 10/1/2019	10	11	6.65%, 3/15/2017	15	16
7.63%, 5/15/2016	20	22	QEP Resources Inc
DISH DBS Corp			6.88%, 3/1/2021	20	21
7.13%, 2/1/2016	25	26		$ 193
NBC Universal Inc			Oil & Gas Services - 0.10%
5.15%, 4/30/2020(b)	40	41	Weatherford International Ltd Bermuda
News America Inc			9.63%, 3/1/2019	50	64
7.85%, 3/1/2039	50	62
Time Warner Cable Inc			Other Asset Backed Securities - 0.46%
6.75%, 6/15/2039	20	22	PSE&G Transition Funding LLC
8.75%, 2/14/2019	10	13	6.75%, 6/15/2016	250	289
Time Warner Inc
4.70%, 1/15/2021	35	36	Pharmaceuticals - 0.06%
4.88%, 3/15/2020	15	16	Medco Health Solutions Inc
5.88%, 11/15/2016	10	11	7.13%, 3/15/2018	35	41
Viacom Inc
6.88%, 4/30/2036	45	52	Pipelines - 0.38%
Vivendi SA			CenterPoint Energy Resources Corp
6.63%, 4/4/2018(b)	25	28	6.25%, 2/1/2037	15	16
	$ 423		Energy Transfer Partners LP
Mining - 0.41%			9.00%, 4/15/2019	35	44
Anglo American Capital PLC			Enterprise Products Operating LLC
9.38%, 4/8/2019(b)	100	134	5.25%, 1/31/2020	15	16
Freeport-McMoRan Copper & Gold Inc			6.50%, 1/31/2019	35	40
8.38%, 4/1/2017	15	17	Kinder Morgan Energy Partners LP
Rio Tinto Finance USA Ltd			5.95%, 2/15/2018	25	27
9.00%, 5/1/2019	35	47	Kinder Morgan Finance Co ULC
Southern Copper Corp			5.70%, 1/5/2016	45	45
5.38%, 4/16/2020	10	10	Plains All American Pipeline LP / PAA Finance
6.75%, 4/16/2040	15	16	Corp
Vale Overseas Ltd			6.70%, 5/15/2036	35	36
5.63%, 9/15/2019	30	32	8.75%, 5/1/2019	15	19
6.88%, 11/10/2039	5	5		$ 243
	$ 261		Real Estate - 0.05%
Miscellaneous Manufacturing - 0.05%			Brookfield Asset Management Inc
Cooper US Inc			5.80%, 4/25/2017	30	31
5.25%, 11/15/2012	30	32
			REITS - 0.37%
Mortgage Backed Securities - 1.15%			BioMed Realty LP
Citigroup Commercial Mortgage Trust			6.13%, 4/15/2020(b)	25	26
5.89%, 12/10/2049(c)	114	122	Digital Realty Trust LP
6.29%, 12/10/2049(c)	50	54	4.50%, 7/15/2015(b)	70	71
Commercial Mortgage Pass Through Certificates			Duke Realty LP
6.01%, 12/10/2049(c)	150	161	6.75%, 3/15/2020	45	49
Greenwich Capital Commercial Funding Corp			Health Care REIT Inc
5.44%, 3/10/2039(c)	95	100	6.13%, 4/15/2020	35	37
JP Morgan Chase Commercial Mortgage Securities			Healthcare Realty Trust Inc
Corp			5.75%, 1/15/2021	40	40
5.34%, 5/15/2047	60	62

See accompanying notes

123

Schedule of Investments
Asset Allocation Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's)	Value (000's)	MUNICIPAL BONDS - 0.31%	(000's)	Value (000's)
REITS (continued)			California - 0.07%
Vornado Realty LP			State of California
4.25%, 4/1/2015	$ 10	$ 10	6.65%, 3/1/2022	$ 45	$ 47
		$ 233
Retail - 0.53%			Georgia - 0.10%
AutoNation Inc			Municipal Electric Authority of Georgia
6.75%, 4/15/2018	20	21	6.64%, 4/1/2057	25	25
CVS Pass-Through Trust			6.66%, 4/1/2057	40	39
6.04%, 12/10/2028	50	51			$ 64
8.35%, 7/10/2031(b)	10	12	Illinois - 0.06%
Darden Restaurants Inc			Chicago Transit Authority
6.20%, 10/15/2017	65	72	6.20%, 12/1/2040	30	27
Home Depot Inc			City of Chicago IL
5.88%, 12/16/2036	55	57	6.40%, 1/1/2040	10	10
JC Penney Co Inc					$ 37
5.65%, 6/1/2020	15	14	New York - 0.08%
JC Penney Corp Inc			City of New York NY
6.38%, 10/15/2036	26	24	5.97%, 3/1/2036	25	25
QVC Inc			New York City Transitional Finance Authority
7.13%, 4/15/2017(b)	40	42	5.27%, 5/1/2027	25	24
Wal-Mart Stores Inc					$ 49
5.25%, 9/1/2035	15	15	TOTAL MUNICIPAL BONDS		$ 197
Yum! Brands Inc				Principal
3.88%, 11/1/2020	15	14	U.S. GOVERNMENT & GOVERNMENT	Amount
6.88%, 11/15/2037	10	11	AGENCY OBLIGATIONS - 26.57%	(000's)	Value (000's)
		$ 333	Federal Home Loan Mortgage Corporation (FHLMC) - 2.12%
Savings & Loans - 0.55%			5.00%, 1/1/2037(d)	$ 75	$ 80
Nationwide Building Society			5.00%, 8/1/2040(d)	352	370
6.25%, 2/25/2020(b)	100	104	5.00%, 10/1/2040(d)	322	338
US Central Federal Credit Union			5.51%, 5/1/2037(c),(d)	100	106
1.90%, 10/19/2012	240	245	6.00%, 8/1/2037(d)	137	149
		$ 349	6.04%, 2/1/2037(c),(d)	28	29
Semiconductors - 0.04%			6.50%, 9/1/2036(d)	179	200
KLA-Tencor Corp			7.50%, 5/1/2035(d)	20	22
6.90%, 5/1/2018	25	27	8.00%, 8/1/2032(d)	19	22
			8.50%, 8/1/2031(d)	20	24
Telecommunications - 0.58%			12.00%, 7/1/2013(d)	4	4
AT&T Inc					$ 1,344
6.30%, 1/15/2038	10	11	Federal National Mortgage Association (FNMA) - 4.92%
Corning Inc			2.61%, 5/1/2035(c),(d)	101	105
6.63%, 5/15/2019	5	6	4.50%, 9/1/2022(d)	155	163
7.25%, 8/15/2036	10	11	4.50%, 1/1/2041(d),(e)	700	719
Deutsche Telekom International Finance BV			5.00%, 4/1/2039(d)	83	88
8.75%, 6/15/2030(c)	20	27	5.00%, 1/1/2041(d),(e)	120	126
Frontier Communications Corp			5.50%, 2/1/2038(d)	808	869
8.50%, 4/15/2020	45	49	5.74%, 3/1/2038(c),(d)	21	22
Qwest Corp			6.00%, 11/1/2037(d)	399	435
6.50%, 6/1/2017	15	16	6.00%, 2/1/2041(d),(e)	275	298
6.88%, 9/15/2033	25	25	6.50%, 12/1/2032(d)	173	195
8.38%, 5/1/2016	30	36	7.00%, 4/1/2023(d)	1	1
SBA Telecommunications Inc			7.50%, 8/1/2037(d)	38	44
8.25%, 8/15/2019	25	27	8.00%, 2/1/2012(d)	1	1
Telecom Italia Capital SA			8.00%, 4/1/2033(d)	19	22
7.00%, 6/4/2018	40	42	8.50%, 9/1/2039(d)	19	22
Telefonica Europe BV					$ 3,110
8.25%, 9/15/2030	50	58	Government National Mortgage Association (GNMA) - 2.81%
Verizon Communications Inc			4.00%, 2/1/2041(e)	925	928
8.95%, 3/1/2039	40	57	4.50%, 4/15/2039	151	156
		$ 365	4.50%, 6/15/2039	339	352
Transportation - 0.10%			4.50%, 8/15/2039	112	117
CSX Corp			4.50%, 5/15/2040	216	225
6.15%, 5/1/2037	15	16			$ 1,778
Ryder System Inc			U.S. Treasury - 12.06%
5.85%, 11/1/2016	20	22	0.38%, 10/31/2012	750	748
7.20%, 9/1/2015	20	23	0.50%, 11/30/2012	1,100	1,099
		$ 61	0.63%, 7/31/2012	850	852
TOTAL BONDS		$ 9,034	1.88%, 9/30/2017	1,070	1,019
			2.25%, 1/31/2015	1,485	1,524
			2.50%, 4/30/2015	380	393

See accompanying notes

124

Schedule of Investments
Asset Allocation Account
December 31, 2010

			Portfolio Summary (unaudited)
	Principal		Sector	Percent
U.S. GOVERNMENT & GOVERNMENT	Amount		Financial	21 .83%
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	Government	17 .80%
U.S. Treasury (continued)			Consumer, Non-cyclical	11 .98%
2.63%, 7/31/2014	$ 100	$ 105
2.63%, 11/15/2020	1,530	1,443	Mortgage Securities	11 .00%
			Communications	6 .59%
4.25%, 5/15/2039	30	29	Industrial	6 .46%
4.63%, 2/15/2040	90	94
6.88%, 8/15/2025	240	321	Energy	6 .22%
			Technology	5 .71%
		$ 7,627	Consumer, Cyclical	4 .56%
U.S. Treasury Bill - 4.66%			Basic Materials	3 .42%
0.10%, 2/17/2011(f)	1,100	1,100
0.14%, 1/27/2011(f)	60	60	Utilities	1 .92%
0.19%, 1/13/2011(f)	800	800	Asset Backed Securities	0 .46%
0.33%, 2/10/2011(f)	985	985	Diversified	0 .31%
			Revenue	0 .20%
		$ 2,945	General Obligation	0 .11%
TOTAL U.S. GOVERNMENT &			Exchange Traded Funds	0 .01%
GOVERNMENT AGENCY OBLIGATIONS		$ 16,804	Other Assets in Excess of Liabilities, Net	1 .42%
	Maturity		TOTAL NET ASSETS	100.00%
	Amount
REPURCHASE AGREEMENTS - 7.27%	(000's)	Value (000's)
Banks - 7.27%
Investment in Joint Trading Account; Credit Suisse $	1,651	$ 1,651
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $1,684,405; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	472	472
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $481,258; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	1,887	1,887
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $1,925,034; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	590	590
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $601,573; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 4,600
TOTAL REPURCHASE AGREEMENTS		$ 4,600
Total Investments		$ 62,355
Other Assets in Excess of Liabilities, Net - 1.42%		$ 901
TOTAL NET ASSETS - 100.00%		$ 63,256

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,626 or 2.57% of net assets.
(c)	Variable Rate. Rate shown is in effect at December 31, 2010.
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(f)	Rate shown is the discount rate of the original purchase.

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 3,097
Unrealized Depreciation	(1,019)
Net Unrealized Appreciation (Depreciation)	$ 2,078
Cost for federal income tax purposes	$ 60,277
All dollar amounts are shown in thousands (000's)

See accompanying notes

125

Schedule of Investments
Asset Allocation Account
December 31, 2010

Foreign Currency Contracts

Foreign Currency Purchase							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Accept	In Exchange For		Value	Appreciation/(Depreciation)
Australian Dollar	Bank of New York Mellon		1/20/2011	106,630 $	106	$ 110	$ 4
Australian Dollar	Goldman Sachs		1/20/2011	752,419	749	768	19
Australian Dollar	Northern Trust		1/20/2011	585,535	582	597	15
British Pound	Goldman Sachs		1/20/2011	88,248	139	138	(1)
Canadian Dollar	Banc of America Securities		1/20/2011	179,989	180	181	1
Euro	Deutsche Bank Securities		1/20/2011	300,088	402	401	(1)
Euro	UBS Securities		1/20/2011	158,710	208	212	4
Hong Kong Dollar	Bank of New York Mellon		1/20/2011	1,688,282	217	217	—
Japanese Yen	Northern Trust		1/20/2011	16,357,075	196	202	6
Japanese Yen	UBS Securities		1/20/2011	144,531,681	1,731	1,781	50
Mexican Peso	UBS Securities		1/20/2011	1,956,940	158	158	—
Singapore Dollar	UBS Securities		1/20/2011	616,187	476	480	4
Swedish Krona	JP Morgan Securities		1/20/2011	1,187,440	176	176	—
Swiss Franc	UBS Securities		1/20/2011	155,861	163	167	4

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver	In Exchange For		Value	Appreciation/(Depreciation)
Australian Dollar	Deutsche Bank Securities		1/20/2011	367,219 $	365	$ 375	$ (10)
Australian Dollar	UBS Securities		1/20/2011	239,427	238	244	(6)
British Pound	UBS Securities		1/20/2011	17,752	28	28	—
Euro	UBS Securities		1/20/2011	531,302	707	710	(3)
Hong Kong Dollar	Bank of New York Mellon		1/20/2011	5,657,356	728	728	—
Japanese Yen	UBS Securities		1/20/2011	34,279,894	417	422	(5)
Swedish Krona	JP Morgan Securities		1/20/2011	458,669	67	68	(1)
Swiss Franc	UBS Securities		1/20/2011	711,065	739	761	(22)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Current Market Value		Appreciation/(Depreciation)
CAC 40 Index; January 2011		Long	4 $	208	$ 204		$ (4)
DAX Index; March 2011		Long	2	468		463	(5)
DJ EURO STOXX 50; March 2011		Long	8	307		299	(8)
FTSE 100 Index; March 2011		Long	2	184		184	—
HANG SENG Index; January 2011		Long	1	146		148	2
H-SHARES Index; January 2011		Long	3	238		244	6
KOSPI2 Index; March 2011		Long	1	113		121	8
MSCI SING IX; January 2011		Long	2	118		118	—
S&P 500 Emini; March 2011		Long	66	4,106		4,135	29
SGX S&P CNX NIFTY; January 2011		Long	13	157		160	3
SPI 200; March 2011		Long	7	854		847	(7)
TOPIX Index; March 2011		Long	20	2,167		2,207	40
US 5 Year Note; March 2011		Long	5	587		588	1
US Ultra Bond; March 2011		Long	1	130		127	(3)
90 day Eurodollar; December 2011		Short	2	497		496	1
90 day Eurodollar; December 2012		Short	2	495		491	4
90 day Eurodollar; June 2011		Short	2	498		498	—
90 day Eurodollar; June 2012		Short	2	497		494	3
90 day Eurodollar; June 2013		Short	2	493		488	5
90 day Eurodollar; March 2011		Short	2	498		498	—
90 day Eurodollar; March 2012		Short	2	497		495	2
90 day Eurodollar; March 2013		Short	2	494		490	4
90 day Eurodollar; September 2011		Short	2	498		497	1
90 day Eurodollar; September 2012		Short	2	496		493	3
90 day Eurodollar; September 2013		Short	2	492		487	5
eMini MSCI EMERG; March 2011		Short	16	890		925	(35)
OMXS30 Index; January 2011		Short	34	581		585	(4)
S&P TSX 60 IX; March 2011		Short	3	457		463	(6)
US 2 Year Note; March 2011		Short	7	1,531		1,532	(1)
							$ 44
All dollar amounts are shown in thousands (000's)

See accompanying notes

126

Schedule of Investments
Balanced Account
December 31, 2010

COMMON STOCKS - 61.43%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.27%			Banks (continued)
Interpublic Group of Cos Inc (a)	14,111 $	150	UBS AG (a)	1,508 $	25
			Union First Market Bankshares Corp	280	4
Aerospace & Defense - 0.33%			United Overseas Bank Ltd ADR	864	25
BE Aerospace Inc (a)	2,740	101	US Bancorp	4,401	119
Esterline Technologies Corp (a)	316	22	Webster Financial Corp	990	20
HEICO Corp	380	19	Wells Fargo & Co	4,536	141
LMI Aerospace Inc (a)	240	4		$ 1,871
Moog Inc (a)	644	26	Beverages - 1.07%
Triumph Group Inc	130	12	Anheuser-Busch InBev NV ADR	521	30
	$ 184		Coca-Cola Co/The	7,800	513
Agriculture - 1.15%			Constellation Brands Inc (a)	1,249	28
Altria Group Inc	19,275	475	SABMiller PLC ADR	984	35
British American Tobacco PLC ADR	586	45		$ 606
Imperial Tobacco Group PLC ADR	681	42	Biotechnology - 0.57%
Lorillard Inc	1,071	88	Acorda Therapeutics Inc (a)	390	10
	$ 650		Amgen Inc (a)	4,771	262
Airlines - 0.05%			Arqule Inc (a)	1,030	6
Alaska Air Group Inc (a)	500	28	Cytokinetics Inc (a)	1,468	3
			Exelixis Inc (a)	1,070	9
Apparel - 0.77%			Human Genome Sciences Inc (a)	320	8
Nike Inc	4,493	384	Incyte Corp (a)	590	10
Perry Ellis International Inc (a)	546	15	Momenta Pharmaceuticals Inc (a)	812	12
Steven Madden Ltd (a)	374	16		$ 320
Warnaco Group Inc/The (a)	384	21	Chemicals - 1.50%
	$ 436		Agrium Inc	130	12
Automobile Manufacturers - 0.92%			BASF SE ADR	585	47
Daimler AG (a)	510	34	Cytec Industries Inc	2,696	143
Ford Motor Co (a)	22,568	379	EI du Pont de Nemours & Co	5,536	276
Honda Motor Co Ltd ADR	1,060	42	HB Fuller Co	650	13
Nissan Motor Co Ltd ADR	1,584	30	Innophos Holdings Inc	330	12
Toyota Motor Corp ADR	72	6	Lubrizol Corp	2,356	252
Volkswagen AG ADR(a)	1,026	29	Olin Corp	1,090	22
	$ 520		Potash Corp of Saskatchewan Inc	103	16
Automobile Parts & Equipment - 0.29%			Sensient Technologies Corp	480	18
Dana Holding Corp (a)	880	15	Stepan Co	110	8
Tenneco Inc (a)	410	17	WR Grace & Co (a)	230	8
TRW Automotive Holdings Corp (a)	2,323	122	Yara International ASA ADR	329	19
Valeo SA ADR(a)	383	11		$ 846
	$ 165		Coal - 0.37%
Banks - 3.31%			Arch Coal Inc	5,308	186
Australia & New Zealand Banking Group Ltd	1,400	34	Cloud Peak Energy Inc (a)	920	21
ADR				$ 207
Banco Santander SA ADR	631	7	Commercial Services - 0.53%
Bank of America Corp	2,805	37	American Public Education Inc (a)	140	5
Bank of Montreal	510	29	Emergency Medical Services Corp (a)	330	21
BNP Paribas ADR	1,015	33	Kenexa Corp (a)	385	8
Canadian Imperial Bank of Commerce/Canada	241	19	On Assignment Inc (a)	590	5
Capital One Financial Corp	6,515	277	Parexel International Corp (a)	1,660	35
CapitalSource Inc	3,010	21	Rent-A-Center Inc/TX	810	26
Chemical Financial Corp	210	5	SFN Group Inc (a)	560	6
Citigroup Inc (a)	11,873	56	Sotheby's	450	20
City National Corp/CA	554	34	Steiner Leisure Ltd (a)	210	10
Columbia Banking System Inc	347	7	Team Inc (a)	620	15
Community Bank System Inc	550	15	TeleTech Holdings Inc (a)	480	10
Community Trust Bancorp Inc	150	4	Valassis Communications Inc (a)	630	20
DBS Group Holdings Ltd ADR	767	35	Verisk Analytics Inc (a)	1,788	61
East West Bancorp Inc	3,536	69	Western Union Co/The	3,099	58
Financial Institutions Inc	223	4		$ 300
First Commonwealth Financial Corp	1,280	9	Computers - 2.84%
First of Long Island Corp/The	130	4	Accenture PLC - Class A	2,166	105
FirstMerit Corp	850	17	Apple Inc (a)	2,221	716
HSBC Holdings PLC ADR	1,246	64	CACI International Inc (a)	130	7
JP Morgan Chase & Co	5,589	237	CGI Group Inc (a)	849	15
Lakeland Bancorp Inc	377	4	Dell Inc (a)	11,897	161
Mitsubishi UFJ Financial Group Inc ADR	7,463	40	EMC Corp/Massachusetts (a)	13,469	308
NBT Bancorp Inc	430	10	Fortinet Inc (a)	400	13
PNC Financial Services Group Inc	6,527	396	Hewlett-Packard Co	891	38
Signature Bank/New York NY (a)	500	25	IBM Corp	483	71
Societe Generale ADR	1,831	20	Manhattan Associates Inc (a)	390	12
Southwest Bancorp Inc/Stillwater OK (a)	340	4	Rimage Corp (a)	220	3
Sumitomo Mitsui Financial Group Inc ADR	2,941	21

See accompanying notes

127

Schedule of Investments
Balanced Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Computers (continued)			Engineering & Construction (continued)
SanDisk Corp (a)	1,393 $	70	Exponent Inc (a)	170 $	6
Syntel Inc	320	15	MasTec Inc (a)	1,110	16
TDK Corp ADR	322	22	McDermott International Inc (a)	10,998	228
Western Digital Corp (a)	1,530	52	URS Corp (a)	857	36
	$ 1,608		Vinci SA ADR	1,744	24
Consumer Products - 0.06%				$ 341
Ennis Inc	260	4	Entertainment - 0.01%
Helen of Troy Ltd (a)	340	10	National CineMedia Inc	320	6
Prestige Brands Holdings Inc (a)	980	12
Tupperware Brands Corp	210	10	Environmental Control - 0.02%
	$ 36		Tetra Tech Inc (a)	380	10
Cosmetics & Personal Care - 0.27%
Inter Parfums Inc	200	4	Food - 1.58%
Procter & Gamble Co	2,331	150	Corn Products International Inc	4,735	218
	$ 154		Fresh Del Monte Produce Inc	410	10
			Fresh Market Inc/The (a)	390	16
Distribution & Wholesale - 0.27%
Brightpoint Inc (a)	580	5	Koninklijke Ahold NV ADR	2,407	32
Fossil Inc (a)	765	54	Kroger Co/The	12,307	275
ITOCHU Corp ADR	1,520	31	Nestle SA ADR	1,200	71
Mitsubishi Corp ADR	614	33	Ralcorp Holdings Inc (a)	809	53
Sumitomo Corp ADR	2,094	29	TreeHouse Foods Inc (a)	380	19
	$ 152		Tyson Foods Inc	11,689	201
Diversified Financial Services - 1.86%				$ 895
American Express Co	10,893	468	Food Service - 0.03%
Ameriprise Financial Inc	7,615	438	Compass Group PLC ADR	1,635	15
Calamos Asset Management Inc	860	12
Discover Financial Services	3,638	67	Forest Products & Paper - 0.28%
Investment Technology Group Inc (a)	1,260	21	Domtar Corp	230	17
MarketAxess Holdings Inc	380	8	International Paper Co	3,956	108
optionsXpress Holdings Inc	580	9	PH Glatfelter Co	610	8
ORIX Corp ADR	620	30	Svenska Cellulosa AB ADR	1,615	25
	$ 1,053			$ 158
Electric - 1.53%			Gas - 0.34%
Ameren Corp	7,353	207	Centrica PLC ADR	1,495	31
Avista Corp	920	21	NiSource Inc	2,443	43
Enel SpA ADR	5,228	26	Questar Corp	2,647	46
Great Plains Energy Inc	5,366	104	Southwest Gas Corp	460	17
IDACORP Inc	300	11	UGI Corp	1,716	54
Integrys Energy Group Inc	1,591	77		$ 191
International Power PLC ADR	289	20	Hand & Machine Tools - 0.04%
NorthWestern Corp	610	18	Franklin Electric Co Inc	610	24
OGE Energy Corp	912	41
Pinnacle West Capital Corp	5,599	232	Healthcare - Products - 0.25%
Scottish & Southern Energy PLC ADR	655	13	Bruker BioSciences Corp (a)	380	6
Unisource Energy Corp	620	22	Cantel Medical Corp	390	9
Westar Energy Inc	2,976	75	Cooper Cos Inc/The	921	52
	$ 867		Integra LifeSciences Holdings Corp (a)	450	21
Electrical Components & Equipment - 0.58%			Johnson & Johnson	758	47
Emerson Electric Co	1,357	78	Orthofix International NV (a)	270	8
Energizer Holdings Inc (a)	1,645	120		$ 143
EnerSys (a)	260	8	Healthcare - Services - 2.42%
Hitachi Ltd ADR	688	37	Aetna Inc	9,870	301
Hubbell Inc	1,437	86	AMERIGROUP Corp (a)	400	18
	$ 329		Centene Corp (a)	270	7
			Coventry Health Care Inc (a)	8,144	215
Electronics - 0.68%
Benchmark Electronics Inc (a)	840	15	Ensign Group Inc/The	416	10
Brady Corp	470	15	Gentiva Health Services Inc (a)	603	16
CTS Corp	550	6	Health Management Associates Inc (a)	22,467	214
Daktronics Inc	370	6	Humana Inc (a)	2,142	117
Koninklijke Philips Electronics NV	985	30	Kindred Healthcare Inc (a)	840	16
LaBarge Inc (a)	311	5	Magellan Health Services Inc (a)	510	24
Multi-Fineline Electronix Inc (a)	330	9	UnitedHealth Group Inc	11,927	431
OSI Systems Inc (a)	210	8		$ 1,369
Park Electrochemical Corp	230	7	Insurance - 2.57%
Rofin-Sinar Technologies Inc (a)	400	14	ACE Ltd	4,214	262
Thomas & Betts Corp (a)	4,939	239	Allianz SE ADR	2,220	26
Woodward Governor Co	830	31	American Financial Group Inc/OH	1,421	46
	$ 385		Arch Capital Group Ltd (a)	512	45
Engineering & Construction - 0.60%			Assurant Inc	6,619	255
ABB Ltd ADR(a)	1,386	31	Berkshire Hathaway Inc - Class B (a)	4,416	354

See accompanying notes

128

Schedule of Investments
Balanced Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance (continued)			Mining (continued)
Chubb Corp	2,633 $	157	IAMGOLD Corp	1,113 $	20
Delphi Financial Group Inc	505	15	Kaiser Aluminum Corp	240	12
Hannover Rueckversicherung AG ADR	1,069	29	Newcrest Mining Ltd ADR	571	24
Montpelier Re Holdings Ltd ADR	1,160	23	Newmont Mining Corp	1,119	68
OneBeacon Insurance Group Ltd	280	4	Rio Tinto PLC ADR	1,016	73
Platinum Underwriters Holdings Ltd	610	27		$ 751
Primerica Inc	540	13	Miscellaneous Manufacturing - 3.37%
Protective Life Corp	2,141	57	Actuant Corp	900	24
Prudential Financial Inc	1,130	66	Carlisle Cos Inc	121	5
Tokio Marine Holdings Inc ADR	523	16	Colfax Corp (a)	720	13
Unum Group	1,089	26	Crane Co	4,283	176
Zurich Financial Services AG ADR	1,259	33	Danaher Corp	5,341	252
	$ 1,454		Dover Corp	3,555	208
Internet - 0.60%			Eaton Corp	2,620	266
Ancestry.com Inc (a)	355	10	ESCO Technologies Inc	260	10
comScore Inc (a)	440	10	General Electric Co	40,226	736
Constant Contact Inc (a)	430	13	Honeywell International Inc	2,110	112
Earthlink Inc	1,710	15	Illinois Tool Works Inc	903	48
Google Inc (a)	144	86	Koppers Holdings Inc	327	12
IAC/InterActiveCorp (a)	2,155	62	Siemens AG ADR	381	47
Liquidity Services Inc (a)	340	5		$ 1,909
Symantec Corp (a)	6,764	113	Office & Business Equipment - 0.26%
TIBCO Software Inc (a)	1,190	23	Canon Inc ADR	808	42
	$ 337		Xerox Corp	9,387	108
Investment Companies - 0.01%				$ 150
PennantPark Investment Corp	329	4	Office Furnishings - 0.05%
			Steelcase Inc	2,620	28
Iron & Steel - 0.01%
Schnitzer Steel Industries Inc	120	8	Oil & Gas - 3.82%
			Anadarko Petroleum Corp	496	38
Leisure Products & Services - 0.07%			Berry Petroleum Co	520	23
Polaris Industries Inc	370	29	BG Group PLC ADR	465	47
Sega Sammy Holdings Inc ADR	2,694	12	Bill Barrett Corp (a)	370	15
	$ 41		BP PLC ADR	365	16
Lodging - 0.17%			Callon Petroleum Co (a)	540	3
Wyndham Worldwide Corp	3,214	96	Canadian Natural Resources Ltd	474	21
			Chevron Corp	3,128	285
Machinery - Construction & Mining - 0.51%			Clayton Williams Energy Inc (a)	170	14
Caterpillar Inc	2,322	218	Devon Energy Corp	3,577	281
Joy Global Inc	832	72	ENI SpA ADR	494	22
	$ 290		Exxon Mobil Corp	10,973	802
Machinery - Diversified - 0.86%			Gulfport Energy Corp (a)	260	6
AGCO Corp (a)	4,700	238	Hess Corp	3,362	257
Altra Holdings Inc (a)	590	12	Holly Corp	1,658	68
Applied Industrial Technologies Inc	440	14	Petroquest Energy Inc (a)	1,730	13
Chart Industries Inc (a)	490	17	QEP Resources Inc	3,834	139
CNH Global NV (a)	800	38	Repsol YPF SA ADR	521	15
Gardner Denver Inc	1,921	132	Royal Dutch Shell PLC ADR	237	16
Metso OYJ ADR	316	18	Royal Dutch Shell PLC - B shares ADR	244	16
Middleby Corp (a)	160	13	Swift Energy Co (a)	635	25
NACCO Industries Inc	61	7	Total SA ADR	723	39
	$ 489			$ 2,161
Media - 1.37%			Oil & Gas Services - 2.33%
CBS Corp	9,991	190	Acergy SA ADR	1,133	27
Gannett Co Inc	3,604	55	Baker Hughes Inc	5,485	314
McGraw-Hill Cos Inc/The	5,721	208	CARBO Ceramics Inc	260	27
News Corp - Class A	20,010	291	Dril-Quip Inc (a)	140	11
WPP PLC ADR	501	31	Halliburton Co	7,822	319
	$ 775		National Oilwell Varco Inc	6,098	410
			Oil States International Inc (a)	1,940	124
Metal Fabrication & Hardware - 0.53%
CIRCOR International Inc	350	15	RPC Inc	870	16
LB Foster Co (a)	200	8	Weatherford International Ltd (a)	2,980	68
RBC Bearings Inc (a)	280	11		$ 1,316
Timken Co	5,582	266	Packaging & Containers - 0.03%
	$ 300		Rock-Tenn Co	290	16
Mining - 1.33%
BHP Billiton Ltd ADR	322	30	Pharmaceuticals - 3.11%
Eldorado Gold Corp	1,070	20	Abbott Laboratories	1,080	52
Freeport-McMoRan Copper & Gold Inc	4,033	484	AmerisourceBergen Corp	1,845	63
Hecla Mining Co (a)	1,770	20	Array BioPharma Inc (a)	1,490	5
			AstraZeneca PLC ADR	886	41

See accompanying notes

129

Schedule of Investments
Balanced Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			Retail (continued)
Bristol-Myers Squibb Co	14,141 $	374	Pier 1 Imports Inc (a)	1,260 $	13
Catalyst Health Solutions Inc (a)	520	24	Ross Stores Inc	1,010	64
Cephalon Inc (a)	3,834	237	Ruby Tuesday Inc (a)	2,020	26
Cornerstone Therapeutics Inc (a)	610	4	Sally Beauty Holdings Inc (a)	1,020	15
Endo Pharmaceuticals Holdings Inc (a)	6,048	216	Signet Jewelers Ltd (a)	4,672	203
Forest Laboratories Inc (a)	8,260	264	Sonic Corp (a)	1,760	18
GlaxoSmithKline PLC ADR	417	16	Starbucks Corp	9,380	301
Idenix Pharmaceuticals Inc (a)	800	4	Texas Roadhouse Inc (a)	1,020	18
Impax Laboratories Inc (a)	320	6	Vera Bradley Inc (a)	190	6
Medco Health Solutions Inc (a)	2,311	142	Wal-Mart Stores Inc	12,202	658
Merck & Co Inc	496	18	Williams-Sonoma Inc	1,587	57
Novartis AG ADR	857	51		$ 2,143
Novo Nordisk A/S ADR	330	37	Savings & Loans - 0.22%
Orexigen Therapeutics Inc (a)	1,690	14	Danvers Bancorp Inc	300	5
Par Pharmaceutical Cos Inc (a)	450	17	ESSA Bancorp Inc	269	4
Pfizer Inc	2,288	40	Investors Bancorp Inc (a)	690	9
Roche Holding AG ADR	1,129	41	New York Community Bancorp Inc	3,217	61
Shire PLC ADR	261	19	Northwest Bancshares Inc	1,710	20
Takeda Pharmaceutical Co Ltd ADR	1,289	31	Oritani Financial Corp	810	10
Teva Pharmaceutical Industries Ltd ADR	640	33	Provident Financial Services Inc	730	11
XenoPort Inc (a)	1,265	11	United Financial Bancorp Inc	320	5
	$ 1,760			$ 125
Private Equity - 0.03%			Semiconductors - 1.66%
American Capital Ltd (a)	2,310	17	ARM Holdings PLC ADR	1,444	30
			Atmel Corp (a)	22,647	279
Publicly Traded Investment Fund - 0.17%			Avago Technologies Ltd	1,435	41
iShares Russell 1000 Growth Index Fund	1,643	94	Cabot Microelectronics Corp (a)	410	17
THL Credit Inc	400	5	Diodes Inc (a)	720	19
	$ 99		Entegris Inc (a)	2,910	22
Real Estate - 0.37%			Hittite Microwave Corp (a)	290	18
Brookfield Asset Management Inc	1,164	39	Intel Corp	17,186	361
Jones Lang LaSalle Inc	2,058	172	IXYS Corp (a)	790	9
	$ 211		Lattice Semiconductor Corp (a)	1,830	11
REITS - 1.50%			Micrel Inc	267	3
Agree Realty Corp	150	4	Microsemi Corp (a)	550	13
Ashford Hospitality Trust Inc (a)	1,280	12	QLogic Corp (a)	3,157	54
BioMed Realty Trust Inc	1,280	24	Standard Microsystems Corp (a)	190	6
BRE Properties Inc	1,791	78	Teradyne Inc (a)	3,892	55
DuPont Fabros Technology Inc	970	21	Tower Semiconductor Ltd - Warrants (a),(b),(c)	1,587	—
Entertainment Properties Trust	414	19		$ 938
Essex Property Trust Inc	1,971	225	Software - 4.31%
First Potomac Realty Trust	600	10	ACI Worldwide Inc (a)	390	10
Getty Realty Corp	410	13	Acxiom Corp (a)	930	16
Hersha Hospitality Trust	3,433	23	Autodesk Inc (a)	1,638	63
Highwoods Properties Inc	540	17	Blackbaud Inc	450	12
Host Hotels & Resorts Inc	17,729	317	BMC Software Inc (a)	3,728	176
Kilroy Realty Corp	640	23	CA Inc	2,246	55
Post Properties Inc	720	26	Citrix Systems Inc (a)	1,252	86
PS Business Parks Inc	210	12	CSG Systems International Inc (a)	400	8
Washington Real Estate Investment Trust	740	23	Digi International Inc (a)	540	6
	$ 847		Informatica Corp (a)	1,234	54
Retail - 3.79%			Microsoft Corp	27,811	776
Aeon Co Ltd ADR	1,870	23	MicroStrategy Inc (a)	100	8
AnnTaylor Stores Corp (a)	400	11	Omnicell Inc (a)	710	10
Big Lots Inc (a)	1,512	46	Oracle Corp	25,118	786
Bravo Brio Restaurant Group Inc (a)	700	13	Quest Software Inc (a)	730	20
Childrens Place Retail Stores Inc/The (a)	240	12	Red Hat Inc (a)	4,278	195
Cie Financiere Richemont SA ADR	4,430	26	SAP AG ADR	625	32
Coinstar Inc (a)	320	18	SS&C Technologies Holdings Inc (a)	230	5
Dillard's Inc	640	24	SYNNEX Corp (a)	550	17
DineEquity Inc (a)	120	6	Taleo Corp (a)	640	18
DSW Inc (a)	408	16	VMware Inc (a)	932	83
Einstein Noah Restaurant Group Inc	223	3		$ 2,436
Finish Line Inc/The	400	7	Telecommunications - 3.23%
First Cash Financial Services Inc (a)	420	13	Anaren Inc (a)	240	5
Gap Inc/The	12,010	266	Arris Group Inc (a)	1,200	14
Jo-Ann Stores Inc (a)	540	33	AT&T Inc	4,425	130
Macy's Inc	7,982	202	BT Group PLC ADR	900	26
McDonald's Corp	307	24	Cisco Systems Inc (a)	14,231	288
Men's Wearhouse Inc	440	11	Consolidated Communications Holdings Inc	710	14
PF Chang's China Bistro Inc	210	10	Frontier Communications Corp	15,453	150

See accompanying notes

130

Schedule of Investments
Balanced Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Principal
Telecommunications (continued)				Amount
InterDigital Inc	380 $	16	BONDS (continued)	(000's) Value (000's)
Koninklijke KPN NV ADR	1,700	25	Airlines (continued)
LogMeIn Inc (a)	212	9	UAL 2009-1 Pass Through Trust
Motorola Inc (a)	50,181	455	10.40%, 11/1/2016	$ 5 $	6
NTT DoCoMo Inc ADR	1,727	30		$ 37
PAETEC Holding Corp (a)	1,880	7	Apparel - 0.02%
Plantronics Inc	560	21	Rafaella Apparel Group Inc
Polycom Inc (a)	380	15	11.25%, 6/15/2011	15	11
Portugal Telecom SGPS SA ADR	1,584	18
Premiere Global Services Inc (a)	920	6	Automobile Asset Backed Securities - 0.15%
Qwest Communications International Inc	16,789	128	Ford Credit Auto Owner Trust
RF Micro Devices Inc (a)	3,130	23	5.30%, 6/15/2012	60	61
Sprint Nextel Corp (a)	4,873	21	5.60%, 10/15/2012	20	21
Symmetricom Inc (a)	640	5		$ 82
Telefonica SA ADR	427	29	Automobile Parts & Equipment - 0.02%
Telenor ASA ADR	290	14	Goodyear Tire & Rubber Co/The
Verizon Communications Inc	9,625	344	10.50%, 5/15/2016	10	11
Vodafone Group PLC ADR	1,341	35
	$ 1,828		Banks - 2.70%
Transportation - 0.26%			Ally Financial Inc
Atlas Air Worldwide Holdings Inc (a)	260	15	8.30%, 2/12/2015	10	11
Bristow Group Inc (a)	360	17	BAC Capital Trust XIII
Canadian National Railway Co	383	25	0.69%, 12/31/2049(e)	75	47
Celadon Group Inc (a)	380	6	BAC Capital Trust XIV
Heartland Express Inc	1,020	16	5.63%, 3/15/2043(e)	34	24
HUB Group Inc (a)	540	19	Bank of America Corp
Kansas City Southern (a)	1,097	52	5.63%, 7/1/2020	60	61
	$ 150		8.00%, 12/29/2049(e)	20	20
Water - 0.10%			BB&T Corp
American Water Works Co Inc	1,720	44	3.95%, 4/29/2016	80	83
United Utilities Group PLC ADR	763	14	Capital One Financial Corp
	$ 58		5.70%, 9/15/2011	30	31
TOTAL COMMON STOCKS	$ 34,756		CIT Group Inc
	Principal		7.00%, 5/1/2017	35	35
	Amount		Citigroup Inc
BONDS - 22.74%	(000's) Value (000's)		4.59%, 12/15/2015	35	37
Advertising - 0.08%			5.63%, 8/27/2012	90	94
Interpublic Group of Cos Inc			City National Corp/CA
10.00%, 7/15/2017	$ 40 $	47	5.25%, 9/15/2020	35	34
			Comerica Inc
Aerospace & Defense - 0.27%			3.00%, 9/16/2015	20	20
BE Aerospace Inc			Credit Suisse AG
6.88%, 10/1/2020	5	5	5.40%, 1/14/2020	15	15
GenCorp Inc			First Horizon National Corp
9.50%, 8/15/2013	60	62	5.38%, 12/15/2015	30	30
L-3 Communications Corp			Goldman Sachs Group Inc/The
5.88%, 1/15/2015	25	26	5.45%, 11/1/2012	100	107
Northrop Grumman Corp			6.45%, 5/1/2036	45	44
3.50%, 3/15/2021	45	42	HBOS Capital Funding LP
Spirit Aerosystems Inc			6.07%, 6/29/2049(d),(e)	5	4
6.75%, 12/15/2020(d)	10	10	JP Morgan Chase & Co
Triumph Group Inc			2.60%, 1/15/2016	80	78
8.63%, 7/15/2018	5	5	5.25%, 5/1/2015	50	53

	$ 150		Lloyds TSB Bank PLC	145	133
Agriculture - 0.21%			6.50%, 9/14/2020 (d)
Altria Group Inc			Morgan Stanley
9.70%, 11/10/2018	50	66	3.45%, 11/2/2015	100	98
9.95%, 11/10/2038	15	21	6.25%, 8/28/2017	140	151
10.20%, 2/6/2039	20	29	7.25%, 4/1/2032	25	29
Southern States Cooperative Inc			PNC Funding Corp
11.25%, 5/15/2015(d)	5	5	5.25%, 11/15/2015	120	128
	$ 121		Royal Bank of Scotland Group PLC
			5.05%, 1/8/2015	25	24
Airlines - 0.07%			Royal Bank of Scotland PLC/The
Delta Air Lines 2002-1 Class G-1 Pass Through
Trust			3.40%, 8/23/2013	25	25
6.72%, 1/2/2023	22	22	Santander US Debt SA Unipersonal
			2.99%, 10/7/2013(d)	100	97
UAL 2000-1 Pass Through Certificate

8.03%, 7/1/2011	5	6	SunTrust Preferred Capital I	6	5
UAL 2007-1 Pass Through Trust			5.85%, 12/31/2049(e)
3.00%, 7/2/2014(d),(e)	4	3

See accompanying notes

131

Schedule of Investments
Balanced Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Banks (continued)			Diversified Financial Services (continued)
Wells Fargo & Co			CME Group Inc
7.98%, 3/29/2049(e)	$ 10 $	11	5.75%, 2/15/2014	$ 10 $	11
	$ 1,529		Countrywide Financial Corp
Beverages - 0.20%			6.25%, 5/15/2016	85	87
Anheuser-Busch InBev Worldwide Inc			Credit Acceptance Corp
5.00%, 4/15/2020	30	32	9.13%, 2/1/2017(d)	5	5
5.38%, 11/15/2014(d)	35	39	Crown Castle Towers LLC
Coca-Cola Co/The			3.21%, 8/15/2035(d)	25	25
1.50%, 11/15/2015	25	24	E*Trade Financial Corp
Coca-Cola Enterprises Inc			7.38%, 9/15/2013	10	10
2.13%, 9/15/2015	20	19	12.50%, 11/30/2017	5	6
	$ 114		Financiera Independencia SAB de CV
			10.00%, 3/30/2015(d)	2	2
Biotechnology - 0.11%
Amgen Inc			Ford Motor Credit Co LLC
6.90%, 6/1/2038	5	6	7.00%, 4/15/2015	30	32
Celgene Corp			7.80%, 6/1/2012	15	16
3.95%, 10/15/2020	20	19	General Electric Capital Corp
5.70%, 10/15/2040	25	24	2.25%, 11/9/2015	105	101
Talecris Biotherapeutics Holdings Corp			6.15%, 8/7/2037	5	5
7.75%, 11/15/2016	10	11	6.75%, 3/15/2032	40	45
	$ 60		Goldman Sachs Capital I
Building Materials - 0.12%			6.35%, 2/15/2034	40	38
CRH America Inc			Goldman Sachs Capital II
			5.79%, 12/29/2049(e)	10	9
4.13%, 1/15/2016	20	20
5.75%, 1/15/2021	20	20	Icahn Enterprises LP / Icahn Enterprises Finance
8.13%, 7/15/2018	25	29	Corp
	$ 69		7.75%, 1/15/2016	5	5
			ILFC E-Capital Trust II
Chemicals - 0.09%			6.25%, 12/21/2065(d),(e)	5	4
Dow Chemical Co/The
4.25%, 11/15/2020	15	14	International Lease Finance Corp
5.90%, 2/15/2015	10	11	5.65%, 6/1/2014	20	20
			8.63%, 9/15/2015(d)	5	5
7.38%, 11/1/2029	10	12

Potash Corp of Saskatchewan Inc			Janus Capital Group Inc
5.88%, 12/1/2036	5	5	6.95%, 6/15/2017 (e)	5	5

Vertellus Specialties Inc			KKR Group Finance Co
9.38%, 10/1/2015(d)	10	11	6.38%, 9/29/2020 (d)	25	25
	$ 53		NASDAQ OMX Group Inc/The
			5.25%, 1/16/2018	15	15
Coal - 0.03%			National Rural Utilities Cooperative Finance Corp
Arch Coal Inc			1.90%, 11/1/2015	30	29
8.75%, 8/1/2016	5	5	ORIX Corp
Consol Energy Inc
8.00%, 4/1/2017(d)	10	11	4.71%, 4/27/2015	50	51
			SquareTwo Financial Corp
	$ 16		11.63%, 4/1/2017(d)	5	5
Commercial Services - 0.04%			Textron Financial Corp
Hertz Corp/The			0.45%, 2/25/2011(e)	100	100
8.88%, 1/1/2014	10	10	UCI Holdco Inc
RSC Equipment Rental Inc/RSC Holdings III LLC			8.29%, 12/15/2013(e)	5	5
10.00%, 7/15/2017(d)	10	12
				$ 810
	$ 22		Electric - 0.85%
Computers - 0.16%			Baltimore Gas & Electric Co
Affiliated Computer Services Inc			5.90%, 10/1/2016	25	28
5.20%, 6/1/2015	45	48	Commonwealth Edison Co
Seagate HDD Cayman			4.00%, 8/1/2020	10	10
6.88%, 5/1/2020(d)	25	24
7.75%, 12/15/2018(d)	15	15	Detroit Edison Co/The
			3.45%, 10/1/2020	30	29
Spansion LLC			Dominion Resources Inc/VA
7.88%, 11/15/2017(d)	5	5
			2.25%, 9/1/2015	5	5
	$ 92		DTE Energy Co
Diversified Financial Services - 1.43%			6.38%, 4/15/2033	15	16
American Express Credit Corp			Duke Energy Corp
2.75%, 9/15/2015	40	39	3.35%, 4/1/2015	20	21
Caisse Centrale Desjardins du Quebec			Edison International
1.70%, 9/16/2013(d)	10	10	3.75%, 9/15/2017	10	10
2.65%, 9/16/2015(d)	50	49	Edison Mission Energy
Cantor Fitzgerald LP			7.50%, 6/15/2013	10	10
6.38%, 6/26/2015(d)	35	35	Elwood Energy LLC
Citigroup Capital XXI			8.16%, 7/5/2026	25	24
8.30%, 12/21/2057	15	16

See accompanying notes

132

Schedule of Investments Balanced Account December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Electric (continued)			Environmental Control (continued)
Energy Future Holdings Corp			Republic Services Inc
9.75%, 10/15/2019	$ 14 $	14	5.50%, 9/15/2019	$ 30 $	33
Energy Future Intermediate Holding Co LLC			6.20%, 3/1/2040	20	21
9.75%, 10/15/2019	11	11		$ 65
Florida Power & Light Co			Food - 0.13%
5.25%, 2/1/2041	10	10	Kraft Foods Inc
5.65%, 2/1/2037	5	5	6.25%, 6/1/2012	13	14
Kentucky Utilities Co			6.50%, 2/9/2040	15	17
3.25%, 11/1/2020(d)	20	19	7.00%, 8/11/2037	30	35
5.13%, 11/1/2040(d)	20	20	Michael Foods Inc
LG&E and KU Energy LLC			9.75%, 7/15/2018(d)	5	5
3.75%, 11/15/2020(d)	20	19		$ 71
Louisville Gas & Electric Co			Forest Products & Paper - 0.05%
5.13%, 11/15/2040(d)	5	5	Bio Pappel SAB de CV
Mirant Mid Atlantic Pass Through Trust C			6.00%, 8/27/2016(e)	6	6
10.06%, 12/30/2028	24	27	Georgia-Pacific LLC
Nevada Power Co			5.40%, 11/1/2020(d)	10	10
5.38%, 9/15/2040	5	5	Sappi Papier Holding AG
Nisource Finance Corp			6.75%, 6/15/2012(d)	5	5
5.25%, 9/15/2017	25	26	Sino-Forest Corp
6.13%, 3/1/2022	20	21	6.25%, 10/21/2017(d)	5	5
Northern States Power Co/MN				$ 26
5.35%, 11/1/2039	15	15	Healthcare - Products - 0.15%
NRG Energy Inc			Angiotech Pharmaceuticals Inc
7.38%, 1/15/2017	5	5	4.05%, 12/1/2013(e)	20	16
Oncor Electric Delivery Co LLC			Becton Dickinson and Co
5.00%, 9/30/2017(d)	5	5
5.25%, 9/30/2040(d)	10	10	5.00%, 11/12/2040	10	10
			Boston Scientific Corp
PacifiCorp			4.50%, 1/15/2015	35	36
5.65%, 7/15/2018	20	23	Covidien International Finance SA
6.25%, 10/15/2037	5	6	2.80%, 6/15/2015	25	25
Public Service Co of Colorado				$ 87
3.20%, 11/15/2020	15	14
Public Service Electric & Gas Co			Healthcare - Services - 0.20%
			Alliance HealthCare Services Inc
3.50%, 8/15/2020	20	19	8.00%, 12/1/2016	5	5
Reliant Energy Mid-Atlantic Power Holdings LLC			HCA Inc
9.24%, 7/2/2017	18	19	8.50%, 4/15/2019	15	16
San Diego Gas & Electric Co			9.25%, 11/15/2016	30	32
5.35%, 5/15/2040	25	26	Healthsouth Corp
Virginia Electric and Power Co			7.75%, 9/15/2022	5	5
6.00%, 5/15/2037	5	5	IASIS Healthcare LLC / IASIS Capital Corp
	$ 482		8.75%, 6/15/2014	5	5
Electronics - 0.04%			Multiplan Inc
NXP BV / NXP Funding LLC			9.88%, 9/1/2018(d)	10	11
9.50%, 10/15/2015	5	5	Select Medical Corp
9.75%, 8/1/2018(d)	10	11
			7.63%, 2/1/2015	10	10
Viasystems Inc			Tenet Healthcare Corp
12.00%, 1/15/2015(d)	5	6	9.25%, 2/1/2015(e)	10	11
	$ 22		UnitedHealth Group Inc
Energy - Alternate Sources - 0.02%			5.70%, 10/15/2040	15	15
Headwaters Inc			WellPoint Inc
11.38%, 11/1/2014	10	11	5.80%, 8/15/2040	5	5
				$ 115
Entertainment - 0.11%			Home Equity Asset Backed Securities - 0.50%
CCM Merger Inc			Countrywide Asset-Backed Certificates
8.00%, 8/1/2013(d)	15	15
			5.39%, 4/25/2036	47	31
Lions Gate Entertainment Inc			5.51%, 8/25/2036	45	40
10.25%, 11/1/2016(d)	10	10
			GSAA Trust
Peninsula Gaming LLC			0.40%, 4/25/2047(b),(e)	132	12
8.38%, 8/15/2015	5	5	Option One Mortgage Loan Trust
10.75%, 8/15/2017	10	11	0.36%, 7/25/2036(e)	108	81
WMG Acquisition Corp			Specialty Underwriting & Residential Finance
7.38%, 4/15/2014	5	5	1.03%, 2/25/2035(e)	25	21
WMG Holdings Corp			Wells Fargo Home Equity Trust
9.50%, 12/15/2014	20	19	0.55%, 10/25/2035(e)	102	98
	$ 65			$ 283
Environmental Control - 0.12%
EnergySolutions Inc / EnergySolutions LLC
10.75%, 8/15/2018(d)	10	11

See accompanying notes

133

Schedule of Investments
Balanced Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Insurance - 0.74%			Media (continued)
Aflac Inc			DIRECTV Holdings LLC / DIRECTV Financing
3.45%, 8/15/2015	$ 20 $	20	Co Inc
6.45%, 8/15/2040	30	31	5.88%, 10/1/2019	$ 55 $	60
American International Group Inc			7.63%, 5/15/2016	20	22
3.65%, 1/15/2014	30	31	Discovery Communications LLC
AON Corp			3.70%, 6/1/2015	20	21
6.25%, 9/30/2040	15	16	DISH DBS Corp
CNA Financial Corp			7.75%, 5/31/2015	10	11
6.00%, 8/15/2011	40	41	7.88%, 9/1/2019	10	10
Crum & Forster Holdings Corp			NBC Universal Inc
7.75%, 5/1/2017	10	10	2.10%, 4/1/2014(d)	10	10
Genworth Financial Inc			2.88%, 4/1/2016(d)	65	64
6.15%, 11/15/2066(e)	15	12	4.38%, 4/1/2021(d)	10	10
7.20%, 2/15/2021	50	51	5.15%, 4/30/2020(d)	20	21
ING Groep NV			5.95%, 4/1/2041(d)	15	15
5.78%, 12/8/2049	30	26	News America Inc
Liberty Mutual Group Inc			6.20%, 12/15/2034	65	68
7.00%, 3/15/2037(d),(e)	5	5	6.40%, 12/15/2035	10	11
10.75%, 6/15/2058(d),(e)	15	18	Nielsen Finance LLC / Nielsen Finance Co
Lincoln National Corp			0.00%, 8/1/2016(e)	10	11
5.65%, 8/27/2012	20	21	Rainbow National Services LLC
7.00%, 6/15/2040	25	27	10.38%, 9/1/2014(d)	5	5
7.00%, 5/17/2066(e)	25	24	Time Warner Cable Inc
Mutual of Omaha Insurance Co			4.13%, 2/15/2021	35	33
6.95%, 10/15/2040(d)	15	14	Time Warner Inc
Travelers Cos Inc/The			3.15%, 7/15/2015	20	20
5.35%, 11/1/2040	25	25	7.63%, 4/15/2031	10	12
WR Berkley Corp			Univision Communications Inc
6.25%, 2/15/2037	30	28	7.88%, 11/1/2020(d)	5	5
XL Group PLC			8.50%, 5/15/2021(d)	30	30
6.50%, 12/31/2049(e)	20	17	Viacom Inc
	$ 417		6.88%, 4/30/2036	30	34
Internet - 0.07%				$ 648
Open Solutions Inc			Mining - 0.08%
9.75%, 2/1/2015(d)	20	14	Alcoa Inc
UPC Holding BV			5.90%, 2/1/2027	10	10
9.88%, 4/15/2018(d)	15	16	FMG Resources August 2006 Pty Ltd
Zayo Group LLC/Zayo Capital Inc			6.88%, 2/1/2018(d)	5	5
10.25%, 3/15/2017	10	11	Rio Tinto Finance USA Ltd
	$ 41		1.88%, 11/2/2015	15	14
Leisure Products & Services - 0.02%			Southern Copper Corp
Royal Caribbean Cruises Ltd			6.75%, 4/16/2040	3	3
6.88%, 12/1/2013	10	11	Vale Overseas Ltd
			4.63%, 9/15/2020	5	5
Lodging - 0.05%			6.88%, 11/21/2036	9	10
Caesars Entertainment Operating Co Inc				$ 47
10.00%, 12/15/2018	23	21	Miscellaneous Manufacturing - 0.40%
Wyndham Worldwide Corp			GE Capital Trust I
5.75%, 2/1/2018	5	5	6.38%, 11/15/2067	80	79
	$ 26		Textron Inc
Machinery - Diversified - 0.01%			6.20%, 3/15/2015	10	11
Manitowoc Co Inc/The			Tyco Electronics Group SA
8.50%, 11/1/2020	5	5	4.88%, 1/15/2021	15	15
			Tyco International Finance SA
Media - 1.15%			3.38%, 10/15/2015	45	46
CBS Corp			4.13%, 10/15/2014	10	11
4.30%, 2/15/2021	40	38	Tyco International Ltd / Tyco International Finance
7.88%, 7/30/2030	20	24	SA
8.88%, 5/15/2019	30	38	7.00%, 12/15/2019	55	65
Comcast Corp				$ 227
6.45%, 3/15/2037	35	37	Mortgage Backed Securities - 4.96%
6.50%, 11/15/2035	10	11	Banc of America Commercial Mortgage Inc
COX Communications Inc			4.73%, 7/10/2043(e)	55	54
5.45%, 12/15/2014	10	11	5.89%, 7/10/2044	105	112
CSC Holdings LLC			6.34%, 2/10/2051(e)	130	140
8.63%, 2/15/2019	10	11	Banc of America Funding Corp
DIRECTV Holdings LLC			0.55%, 7/20/2036(e)	146	83
3.55%, 3/15/2015	5	5	Banc of America Large Loan Inc
			5.20%, 1/25/2017(d)	98	101

See accompanying notes

134

Schedule of Investments Balanced Account December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
BCRR Trust			Wachovia Bank Commercial Mortgage Trust
5.86%, 12/15/2043(d)	$ 25 $	24	(continued)
Bear Stearns Commercial Mortgage Securities			5.68%, 5/15/2046(e)	$ 160 $	167
5.47%, 6/11/2041	130	140	6.10%, 2/15/2051(e)	75	78
Bella Vista Mortgage Trust			WAMU Commercial Mortgage Securities Trust
0.52%, 5/20/2045(b),(e)	85	51	3.83%, 1/25/2035(d)	6	6
Citigroup Commercial Mortgage Trust			WaMu Mortgage Pass Through Certificates
5.62%, 4/10/2012(e)	30	30	0.48%, 8/25/2046(b),(e)	138	39
Commercial Mortgage Pass Through Certificates			0.64%, 11/25/2045(e)	11	11
6.01%, 12/10/2049(e)	80	86	0.79%, 1/25/2045(e)	72	6
Countrywide Alternative Loan Trust			2.70%, 5/25/2035(e)	25	25
1.71%, 7/20/2035(e)	33	20	Washington Mutual Alternative Mortgage Pass-
Countrywide Asset-Backed Certificates			Through Certificates
0.66%, 4/25/2036(e)	165	1	0.54%, 6/25/2046(e)	96	7
Credit Suisse First Boston Mortgage Securities				$ 2,808
Corp			Office & Business Equipment - 0.13%
0.36%, 11/15/2037(d),(e)	1,145	21	Xerox Corp
0.44%, 5/15/2036(d),(e)	482	1	4.25%, 2/15/2015	25	26
Credit Suisse Mortgage Capital Certificates			6.35%, 5/15/2018	20	23
5.47%, 8/16/2016(d)	25	23	6.75%, 2/1/2017	20	23
5.66%, 5/10/2017(d)	50	48		$ 72
Fannie Mae			Oil & Gas - 1.22%
6.49%, 11/25/2036(e)	87	12	Anadarko Petroleum Corp
6.50%, 2/25/2047	24	27	6.38%, 9/15/2017	70	76
6.51%, 4/25/2039(e)	13	14	Apache Corp
7.14%, 3/25/2039(e)	15	16	3.63%, 2/1/2021	20	19
Freddie Mac			5.10%, 9/1/2040	10	10
0.86%, 8/15/2018(e)	36	37	5.25%, 2/1/2042	10	10
GE Capital Commercial Mortgage Corp			BP Capital Markets PLC
5.61%, 4/10/2017(e)	50	43	3.13%, 10/1/2015	35	35
Ginnie Mae			3.63%, 5/8/2014	50	52
5.00%, 10/16/2022	107	12	Canadian Natural Resources Ltd
7.13%, 1/16/2032(e)	434	75	5.70%, 5/15/2017	15	17
Greenwich Capital Commercial Funding Corp			Chaparral Energy Inc
5.44%, 3/10/2039(e)	30	32	8.50%, 12/1/2015	10	10
5.74%, 12/10/2049	75	79	Chesapeake Energy Corp
Indymac Index Mortgage Loan Trust			9.50%, 2/15/2015	20	23
0.44%, 2/25/2037(e)	160	110	Concho Resources Inc/Midland TX
0.50%, 6/25/2037(b),(e)	107	67	7.00%, 1/15/2021	5	5
JP Morgan Chase Commercial Mortgage Securities			ConocoPhillips Holding Co
Corp			6.95%, 4/15/2029	25	31
5.34%, 5/15/2047	75	78	Continental Resources Inc/OK
JP Morgan Mortgage Trust			7.38%, 10/1/2020	5	5
5.94%, 6/25/2036(e)	7	7	Denbury Resources Inc
LB-UBS Commercial Mortgage Trust			8.25%, 2/15/2020	5	6
5.42%, 1/15/2017	10	10	9.75%, 3/1/2016	15	17
5.46%, 2/15/2040(e)	50	50	Ecopetrol SA
6.32%, 4/15/2041(e)	75	81	7.63%, 7/23/2019	2	2
6.45%, 7/17/2040(e)	50	21	Hilcorp Energy I LP/Hilcorp Finance Co
Merrill Lynch/Countrywide Commercial Mortgage			7.63%, 4/15/2021(d)	10	10
Trust			8.00%, 2/15/2020(d)	5	5
5.49%, 3/12/2051	45	46	Linn Energy LLC/Linn Energy Finance Corp
Morgan Stanley Capital I			7.75%, 2/1/2021(d)	5	5
0.51%, 6/12/2012(e)	88	80	8.63%, 4/15/2020(d)	5	5
5.36%, 3/15/2044(e)	30	31	11.75%, 5/15/2017	10	12
5.81%, 4/12/2049(e)	25	25	Occidental Petroleum Corp
Morgan Stanley Reremic Trust			4.10%, 2/1/2021	35	36
4.97%, 4/16/2040(d)	100	106	OPTI Canada Inc
10.24%, 12/17/2043(c),(d),(e)	100	103	7.88%, 12/15/2014	10	7
NCUA Guaranteed Notes			9.00%, 12/15/2012(d)	5	5
2.90%, 10/29/2020	255	248	Petrobras International Finance Co
RBSCF Trust			5.75%, 1/20/2020	10	10
6.00%, 7/17/2014(d),(e)	50	50	Petro-Canada
Sequoia Mortgage Trust			6.05%, 5/15/2018	10	11
1.03%, 2/20/2034(e)	56	40	Petrohawk Energy Corp
Structured Asset Securities Corp			10.50%, 8/1/2014	5	6
5.50%, 6/25/2036(e)	88	26	Petroleos de Venezuela SA
Wachovia Bank Commercial Mortgage Trust			5.00%, 10/28/2015	5	3
0.72%, 10/15/2041(d),(e)	1,369	8	5.25%, 4/12/2017	5	3

See accompanying notes

135

Schedule of Investments
Balanced Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Oil & Gas (continued)			Other Asset Backed Securities (continued)
Petroleos Mexicanos			MSDWCC Heloc Trust
5.50%, 1/21/2021	$ 10 $	10	0.45%, 7/25/2017(e)	$ 20 $	15
Petroleum Development Corp				$ 1,186
12.00%, 2/15/2018	10	11	Pharmaceuticals - 0.36%
Petroquest Energy Inc			AmerisourceBergen Corp
10.00%, 9/1/2017	5	5	5.63%, 9/15/2012	25	27
Pioneer Natural Resources Co			Merck & Co Inc
6.88%, 5/1/2018	10	11	2.25%, 1/15/2016	55	54
7.50%, 1/15/2020	10	11	3.88%, 1/15/2021	15	15
Precision Drilling Corp			Mylan Inc/PA
6.63%, 11/15/2020(d)	5	5	6.00%, 11/15/2018(d)	15	15
Pride International Inc			NBTY Inc
6.88%, 8/15/2020	30	31	9.00%, 10/1/2018(d)	5	5
QEP Resources Inc			Omnicare Inc
6.88%, 3/1/2021	5	5	6.13%, 6/1/2013	10	10
Quicksilver Resources Inc			7.75%, 6/1/2020	5	5
11.75%, 1/1/2016	5	6	Quintiles Transnational Corp
Rowan Cos Inc			9.50%, 12/30/2014(d)	10	10
5.00%, 9/1/2017	20	20	Teva Pharmaceutical Finance II BV / Teva
Shell International Finance BV			Pharmaceutical Finance III LLC
3.10%, 6/28/2015	30	31	3.00%, 6/15/2015	25	25
Statoil ASA			Valeant Pharmaceuticals International
5.10%, 8/17/2040	20	20	6.88%, 12/1/2018(d)	5	5
Suncor Energy Inc			Watson Pharmaceuticals Inc
6.10%, 6/1/2018	10	12	5.00%, 8/15/2014	20	22
6.50%, 6/15/2038	10	11	6.13%, 8/15/2019	10	11
Talisman Energy Inc				$ 204
5.13%, 5/15/2015	10	11	Pipelines - 0.42%
6.25%, 2/1/2038	5	5	El Paso Pipeline Partners Operating Co LLC
Total Capital SA			6.50%, 4/1/2020	15	16
3.00%, 6/24/2015	20	20	7.50%, 11/15/2040	10	10
Transocean Inc			Energy Transfer Equity LP
4.95%, 11/15/2015	25	26	7.50%, 10/15/2020	5	5
Venoco Inc			Energy Transfer Partners LP
11.50%, 10/1/2017	5	5	5.95%, 2/1/2015	15	16
	$ 692		6.70%, 7/1/2018	35	40
Oil & Gas Services - 0.17%			Enterprise Products Operating LLC
Cameron International Corp			6.13%, 10/15/2039	20	21
6.38%, 7/15/2018	20	22	8.38%, 8/1/2066	20	21
Weatherford International Ltd Bermuda			MarkWest Energy Partners LP / MarkWest Energy
5.13%, 9/15/2020	50	50	Finance Corp
6.75%, 9/15/2040	25	26	6.75%, 11/1/2020	5	5
	$ 98		8.75%, 4/15/2018	10	11
Other Asset Backed Securities - 2.10%			Plains All American Pipeline LP / PAA Finance
Aircraft Certificate Owner Trust			Corp
7.00%, 9/20/2022(c),(d)	5	5	3.95%, 9/15/2015	20	21
Ameriquest Mortgage Securities Inc			TransCanada PipeLines Ltd
0.56%, 3/25/2035(e)	13	12	3.40%, 6/1/2015	20	21
Carrington Mortgage Loan Trust			3.80%, 10/1/2020	15	14
0.54%, 12/25/2035(e)	275	256	6.10%, 6/1/2040	10	11
Citigroup Mortgage Loan Trust Inc			Williams Partners LP
0.41%, 3/25/2037(e)	110	102	3.80%, 2/15/2015	25	26
CNH Equipment Trust				$ 238
1.54%, 7/15/2014	100	101	REITS - 0.38%
1.85%, 12/16/2013	100	101	Boston Properties LP
Countrywide Asset-Backed Certificates			4.13%, 5/15/2021	30	29
0.51%, 3/25/2036(b),(e)	131	86	CommonWealth REIT
0.55%, 2/25/2036(e)	28	27	0.89%, 3/16/2011(e)	25	25
1.87%, 1/25/2034(e)	123	87	Digital Realty Trust LP
First Horizon Asset Backed Trust			4.50%, 7/15/2015(d)	45	45
0.39%, 10/25/2026(e)	111	83	DuPont Fabros Technology LP
First-Citizens Home Equity Loan LLC			8.50%, 12/15/2017	5	5
0.47%, 9/15/2022(d),(e)	33	25	Entertainment Properties Trust
JP Morgan Mortgage Acquisition Corp			7.75%, 7/15/2020(d)	50	53
0.41%, 3/25/2037(e)	75	55	iStar Financial Inc
0.43%, 4/25/2036(e)	151	118	5.85%, 3/15/2017	5	4
5.45%, 11/25/2036	95	95	Reckson Operating Partnership LP
Marriott Vacation Club Owner Trust			6.00%, 3/31/2016	10	10
5.52%, 5/20/2029(d),(e)	17	18

See accompanying notes

136

Schedule of Investments
Balanced Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
REITS (continued)			Sovereign (continued)
Simon Property Group LP			Mexico Government International Bond
5.65%, 2/1/2020	$ 20 $	22	5.95%, 3/19/2019	$ 6 $	7
Ventas Realty LP / Ventas Capital Corp			6.05%, 1/11/2040	10	10
3.13%, 11/30/2015	25	24	Panama Government International Bond
	$ 217		7.25%, 3/15/2015	5	6
Retail - 0.47%			Peruvian Government International Bond
CVS Caremark Corp			7.13%, 3/30/2019	10	12
3.25%, 5/18/2015	10	10	Philippine Government International Bond
6.13%, 9/15/2039	25	27	8.25%, 1/15/2014	2	2
CVS Pass-Through Trust			9.88%, 1/15/2019	15	21
5.77%, 1/10/2033(d)	30	30	Russian Foreign Bond - Eurobond
7.51%, 1/10/2032(d)	5	6	7.50%, 3/31/2030(d)	68	78
Darden Restaurants Inc			Turkey Government International Bond
6.80%, 10/15/2037(e)	20	22	6.88%, 3/17/2036	5	5
DineEquity Inc			7.00%, 6/5/2020	5	6
9.50%, 10/30/2018(d)	10	11	7.25%, 3/15/2015	15	17
Ferrellgas LP/Ferrellgas Finance Corp			Uruguay Government International Bond
9.13%, 10/1/2017	15	16	6.88%, 9/28/2025	6	7
Ltd Brands Inc			Venezuela Government International Bond
7.00%, 5/1/2020	5	5	5.75%, 2/26/2016	4	3
Macy's Retail Holdings Inc			6.00%, 12/9/2020	7	4
5.75%, 7/15/2014	40	42	7.65%, 4/21/2025	5	3
5.90%, 12/1/2016	10	11	7.75%, 10/13/2019	1	1
Nordstrom Inc			8.50%, 10/8/2014	4	3
4.75%, 5/1/2020	5	5	9.38%, 1/13/2034	1	1
6.25%, 1/15/2018	20	23		$ 323
OSI Restaurant Partners Inc			Telecommunications - 1.15%
10.00%, 6/15/2015	5	5	America Movil SAB de CV
Phillips-Van Heusen Corp			5.63%, 11/15/2017	7	8
7.38%, 5/15/2020	5	5	6.38%, 3/1/2035	3	3
Suburban Propane Partners LP/Suburban Energy			American Tower Corp
Finance Corp			4.50%, 1/15/2018	30	30
7.38%, 3/15/2020	5	5	AT&T Inc
Wal-Mart Stores Inc			2.50%, 8/15/2015	60	60
3.25%, 10/25/2020	35	33	6.15%, 9/15/2034	15	15
Yum! Brands Inc			6.50%, 9/1/2037	5	5
6.88%, 11/15/2037	10	11	Clearwire Communications LLC/Clearwire Finance
	$ 267		Inc
Semiconductors - 0.12%			12.00%, 12/1/2015(d)	30	32
Advanced Micro Devices Inc			DigitalGlobe Inc
7.75%, 8/1/2020(d)	10	10	10.50%, 5/1/2014	5	6
Broadcom Corp			Global Crossing Ltd
1.50%, 11/1/2013(d)	30	30	9.00%, 11/15/2019(d)	5	5
2.38%, 11/1/2015(d)	20	19	12.00%, 9/15/2015	10	11
Freescale Semiconductor Inc			Intelsat Luxembourg SA
9.25%, 4/15/2018(d)	5	6	11.25%, 2/4/2017	15	16
Jazz Technologies Inc			Intelsat Subsidiary Holding Co SA
8.00%, 6/30/2015(d)	5	5	8.88%, 1/15/2015	25	26
	$ 70		iPCS Inc
			2.59%, 5/1/2013(e)	5	5
Software - 0.01%
Fiserv Inc			Level 3 Financing Inc
4.63%, 10/1/2020	5	5	9.25%, 11/1/2014	10	10
			Nextel Communications Inc
Sovereign - 0.57%			7.38%, 8/1/2015	30	30
Argentina Bonos			PAETEC Holding Corp
7.00%, 10/3/2015	15	14	9.88%, 12/1/2018(d)	5	5
Argentina Government International Bond			SBA Tower Trust
8.28%, 12/31/2033	26	24	4.25%, 4/15/2015(d)	25	26
Brazilian Government International Bond			Sprint Nextel Corp
7.88%, 3/7/2015	25	30	8.38%, 8/15/2017	5	5
10.13%, 5/15/2027	10	15	Telecom Italia Capital SA
11.00%, 8/17/2040	5	7	0.95%, 2/1/2011(e)	25	25
Colombia Government International Bond			1.13%, 7/18/2011(e)	45	45
11.75%, 2/25/2020	11	17	5.25%, 11/15/2013	15	16
Hungary Government International Bond			Telefonica Emisiones SAU
6.25%, 1/29/2020	2	2	3.73%, 4/27/2015	25	25
Indonesia Government International Bond			4.95%, 1/15/2015	45	47
6.75%, 3/10/2014(d)	20	22	5.13%, 4/27/2020	35	34
6.75%, 3/10/2014	5	6

See accompanying notes

137

Schedule of Investments
Balanced Account
December 31, 2010

	Principal			Principal
	Amount		SENIOR FLOATING RATE INTERESTS -	Amount
BONDS (continued)	(000's)	Value (000's)	0.05%	(000's) Value (000's)
Telecommunications (continued)			Insurance - 0.05%
Verizon Communications Inc			Asurion Corp, PIK Term Loan
6.25%, 4/1/2037	$ 15	$ 16	0.00%, 7/7/2015(e),(f)	$ 30	$ 28
Verizon Global Funding Corp
7.75%, 12/1/2030	45	56	TOTAL SENIOR FLOATING RATE INTERESTS		$ 28
Vodafone Group PLC				Principal
0.58%, 2/27/2012(e)	75	75	U.S. GOVERNMENT & GOVERNMENT	Amount
Wind Acquisition Finance SA			AGENCY OBLIGATIONS - 17.34%	(000's)	Value (000's)
11.75%, 7/15/2017(d)	10	11	Federal Home Loan Mortgage Corporation (FHLMC) - 3.47%
		$ 648	3.50%, 1/15/2026(g),(h)	$ 160	$ 161
Transportation - 0.29%			4.00%, 8/1/2025(g)	136	141
Asciano Finance Ltd			4.00%, 1/1/2026(g),(h)	160	164
3.13%, 9/23/2015(d)	55	53	4.00%, 1/1/2041(g),(h)	130	129
Burlington Northern Santa Fe LLC			4.50%, 9/1/2040(g)	221	228
5.75%, 5/1/2040	20	21	5.00%, 8/1/2040(g)	256	270
CSX Corp			5.50%, 12/1/2022(g)	35	37
6.25%, 3/15/2018	35	40	5.50%, 5/1/2036(g)	75	81
Navios Maritime Holdings Inc / Navios Maritime			5.50%, 6/1/2037(e),(g)	27	28
Finance US Inc			5.50%, 11/1/2039(g)	168	180
8.88%, 11/1/2017	5	5	6.00%, 1/1/2029(g)	26	28
PHI Inc			6.00%, 10/1/2036(e),(g)	46	50
8.63%, 10/15/2018(d)	5	5	6.00%, 8/1/2037(g)	103	114
syncreon Global Ireland Ltd / syncreon Global			6.00%, 1/1/2038(e),(g)	21	22
Finance US Inc			6.00%, 7/1/2038(g)	99	109
9.50%, 5/1/2018(d)	5	5	6.50%, 6/1/2017(g)	30	33
United Maritime Group LLC/United Maritime			6.50%, 5/1/2031(g)	7	8
Group Finance Corp			6.50%, 6/1/2031(g)	23	26
11.75%, 6/15/2015	5	5	6.50%, 11/1/2031(g)	10	11
United Parcel Service Inc			6.50%, 10/1/2035(g)	47	52
3.13%, 1/15/2021	30	28	7.00%, 12/1/2027(g)	24	27
		$ 162	7.50%, 8/1/2030(g)	2	3
TOTAL BONDS		$ 12,863	7.50%, 1/1/2031(g)	9	11
	Principal		8.00%, 12/1/2030(g)	43	50
	Amount				$ 1,963
CONVERTIBLE BONDS - 0.03%	(000's)	Value (000's)	Federal National Mortgage Association (FNMA) - 8.73%
Aerospace & Defense - 0.01%			2.59%, 3/1/2035(e),(g)	23	24
GenCorp Inc			2.72%, 7/1/2034(e),(g)	9	10
4.06%, 12/31/2039	5	5	3.50%, 1/15/2026(g),(h)	600	604
			4.00%, 8/1/2020(g)	28	30
Biotechnology - 0.02%			4.00%, 5/1/2024(g)	83	86
Amylin Pharmaceuticals Inc			4.00%, 7/1/2024(g)	16	17
3.00%, 6/15/2014	10	9	4.00%, 5/1/2025(g)	19	20
			4.00%, 11/1/2040(g)	384	382
TOTAL CONVERTIBLE BONDS		$ 14	4.00%, 1/1/2041(g),(h)	500	497
			4.50%, 1/1/2020(g)	23	24
	Principal
			4.50%, 4/1/2024(g)	27	28
	Amount
			4.50%, 5/1/2025(g)	93	99
MUNICIPAL BONDS - 0.15%	(000's)	Value (000's)
			4.50%, 7/1/2025(g)	33	35
California - 0.02%
Los Angeles Unified School District/CA			4.50%, 6/1/2039(g)	18	19
5.75%, 7/1/2034	$ 15	$ 14	4.50%, 8/1/2039(g)	55	57
			4.50%, 5/1/2040(g)	315	325
			4.50%, 1/1/2041(g),(h)	379	389
Kansas - 0.03%
Kansas State Department of Transportation			5.00%, 3/1/2040(g)	98	103
4.60%, 9/1/2035	15	14	5.00%, 1/1/2041(g),(h)	170	179
			5.50%, 1/1/2018(g)	294	317
			5.50%, 3/1/2018(g)	469	505
Nevada - 0.04%
County of Clark NV			5.50%, 1/1/2019(g)	99	107
6.88%, 7/1/2042	25	25	5.50%, 4/1/2035(g)	19	20
			5.50%, 7/1/2035(g)	120	129
			5.50%, 9/1/2035(g)	41	44
Utah - 0.03%
State of Utah			5.50%, 7/1/2037(g)	93	99
3.54%, 7/1/2025	15	14	5.50%, 7/1/2038(g)	190	206
			5.50%, 4/1/2039(g)	107	115
			5.63%, 4/1/2037(e),(g)	31	32
Washington - 0.03%
State of Washington			5.67%, 2/1/2036(e),(g)	21	23
5.09%, 8/1/2033	15	15	6.00%, 2/1/2025(g)	85	92
			6.00%, 1/1/2037(g)	93	102
TOTAL MUNICIPAL BONDS		$ 82	6.00%, 11/1/2037(g)	102	112
			6.00%, 3/1/2038(g)	31	34
			6.50%, 2/1/2032(g)	23	26

See accompanying notes

138

Schedule of Investments Balanced Account December 31, 2010

			(f)	This Senior Floating Rate Note will settle after December 31, 2010, at
			which time the interest rate will be determined.
Principal			(g)	This entity was put into conservatorship by the US Government in 2008.
U.S. GOVERNMENT & GOVERNMENT	Amount		See Notes to Financial Statements for additional information.
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	(h)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
Federal National Mortgage Association (FNMA) (continued)			Notes to Financial Statements for additional information.
6.50%, 7/1/2037(g)	$ 12	$ 14
6.50%, 7/1/2037(g)	14	16
6.50%, 2/1/2038(g)	16	17
		$ 4,938	Unrealized Appreciation (Depreciation)
Government National Mortgage Association (GNMA) - 1.44%			The net federal income tax unrealized appreciation (depreciation) and federal tax
4.50%, 8/15/2040	227	237	cost of investments held as of the period end were as follows:
5.00%, 2/15/2039	170	183
5.00%, 8/20/2040	226	240	Unrealized Appreciation	$ 5,411
6.00%, 9/20/2026	22	24	Unrealized Depreciation	(1,617)
6.00%, 1/15/2029	78	87	Net Unrealized Appreciation (Depreciation)	$ 3,794
6.00%, 6/15/2032	8	9	Cost for federal income tax purposes	$ 54,452
7.00%, 5/15/2031	12	14	All dollar amounts are shown in thousands (000's)
7.00%, 2/20/2032	18	21
		$ 815	Portfolio Summary (unaudited)
U.S. Treasury - 3.70%			Sector	Percent
1.88%, 8/31/2017	225	215	Mortgage Securities	18 .60%
2.63%, 2/29/2016	350	359	Financial	16 .41%
3.13%, 1/31/2017	350	364	Consumer, Non-cyclical	12 .43%
3.13%, 5/15/2019	45	45	Technology	9 .49%
4.00%, 8/15/2018	205	222	Industrial	9 .06%
4.38%, 5/15/2040	75	75	Energy	8 .38%
6.00%, 2/15/2026	305	377	Communications	7 .91%
6.25%, 5/15/2030	150	193	Consumer, Cyclical	7 .19%
8.13%, 8/15/2019	175	244	Government	4 .27%
		$ 2,094	Basic Materials	3 .34%
TOTAL U.S. GOVERNMENT &			Utilities	2 .82%
GOVERNMENT AGENCY OBLIGATIONS		$ 9,810	Asset Backed Securities	2 .75%
Maturity			Exchange Traded Funds	0 .17%
	Amount		General Obligation	0 .08%
REPURCHASE AGREEMENTS - 1.22%	(000's)	Value (000's)	Revenue	0 .06%
Banks - 1.22%			Liabilities in Excess of Other Assets, Net	(2 .96)%
Investment in Joint Trading Account; Credit Suisse $	249	$ 249	TOTAL NET ASSETS	100.00%
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $253,837; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	71	71
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $72,525; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	284	284
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $290,100; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	89	89
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $90,657; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 693
TOTAL REPURCHASE AGREEMENTS		$ 693
Total Investments		$ 58,246
Liabilities in Excess of Other Assets, Net - (2.96)%		$ (1,672)
TOTAL NET ASSETS - 100.00%		$ 56,574

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $108 or 0.19% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,999 or 3.53% of net assets.
(e)	Variable Rate. Rate shown is in effect at December 31, 2010.

See accompanying notes

139

Schedule of Investments
Balanced Account
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	3 $	184	$ 188	$ 4
					$ 4
All dollar amounts are shown in thousands (000's)

See accompanying notes

140

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

COMMON STOCKS - 0.00%	Shares Held Value (000's)			Principal
Semiconductors - 0.00%				Amount
Tower Semiconductor Ltd - Warrants (a),(b),(c)	47,588 $	11	BONDS (continued)	(000's)	Value (000's)
			Banks - 7.72%
TOTAL COMMON STOCKS		$ 11	Ally Financial Inc
	Principal		8.00%, 3/15/2020	$ 190	$ 208
	Amount		8.30%, 2/12/2015	150	165
BONDS - 62.51%	(000's)	Value (000's)	BAC Capital Trust XIII
			0.69%, 12/31/2049(e)	700	435
Advertising - 0.20%
Interpublic Group of Cos Inc			BAC Capital Trust XIV
10.00%, 7/15/2017	$ 570	$ 667	5.63%, 3/15/2043(e)	194	138
			Banco de Credito del Peru
			5.38%, 9/16/2020(d)	55	54
Aerospace & Defense - 0.53%
BE Aerospace Inc			Banco do Brasil SA
6.88%, 10/1/2020	80	83	5.38%, 1/15/2021(d)	100	98
GenCorp Inc			BanColombia SA
9.50%, 8/15/2013	398	408	6.13%, 7/26/2020	15	15
L-3 Communications Corp			Bank of America Corp
5.88%, 1/15/2015	345	352	5.63%, 7/1/2020	800	816
Northrop Grumman Corp			8.00%, 12/29/2049(e)	300	302
3.50%, 3/15/2021	695	647	Barclays Bank PLC
Spirit Aerosystems Inc			5.14%, 10/14/2020	1,180	1,062
6.75%, 12/15/2020(d)	135	135	BB&T Corp
Triumph Group Inc			3.95%, 4/29/2016	585	604
8.63%, 7/15/2018	175	191	BPCE SA
		$ 1,816	2.38%, 10/4/2013(d)	950	942
Agriculture - 0.41%			Capital One Financial Corp
Altria Group Inc			5.70%, 9/15/2011	310	320
9.70%, 11/10/2018	465	614	CIT Group Inc
9.95%, 11/10/2038	235	331	7.00%, 5/1/2017	751	753
10.20%, 2/6/2039	230	332	Citigroup Inc
Southern States Cooperative Inc			4.59%, 12/15/2015	370	386
11.25%, 5/15/2015(d)	120	127	5.63%, 8/27/2012	705	740
		$ 1,404	City National Corp/CA
Airlines - 0.20%			5.25%, 9/15/2020	515	504
Continental Airlines 2007-1 Class C Pass Through			Comerica Inc
Trust			3.00%, 9/16/2015	255	252
7.34%, 4/19/2014	12	12	Cooperatieve Centrale Raiffeisen-Boerenleenbank
Delta Air Lines 2002-1 Class G-1 Pass Through			BA/Netherlands
			11.00%, 12/29/2049(d),(e)	281	363
Trust
6.72%, 1/2/2023	336	344	Credit Suisse AG
UAL 2000-1 Pass Through Certificate			5.40%, 1/14/2020	235	240
8.03%, 7/1/2011	60	76	Discover Bank/Greenwood DE
UAL 2007-1 Pass Through Trust			8.70%, 11/18/2019	525	618
3.00%, 7/2/2014(d),(e)	65	54	First Horizon National Corp
UAL 2009-1 Pass Through Trust			5.38%, 12/15/2015	400	404
10.40%, 11/1/2016	61	71	Goldman Sachs Group Inc/The
			0.60%, 2/6/2012(e)	500	499
UAL 2009-2A Pass Through Trust
9.75%, 1/15/2017	95	110	6.45%, 5/1/2036	215	211
		$ 667	HBOS Capital Funding LP
			6.07%, 6/29/2049(d),(e)	205	167
Apparel - 0.06%			HSBC USA Capital Trust I
Rafaella Apparel Group Inc			7.81%, 12/15/2026 (d)	850	867
11.25%, 6/15/2011	268	193	ICICI Bank Ltd
			5.75%, 11/16/2020(d)	100	99
Automobile Asset Backed Securities - 0.54%
CarMax Auto Owner Trust			ICICI Bank Ltd/Bahrain
0.75%, 9/16/2013	800	800	6.63%, 10/3/2012	125	133
Ford Credit Auto Owner Trust			JP Morgan Chase & Co
5.30%, 6/15/2012	600	613	2.60%, 1/15/2016	1,470	1,426
5.60%, 10/15/2012	240	250	5.25%, 5/1/2015	695	741
5.69%, 11/15/2012(e)	180	188	Kazkommertsbank JSC
			8.50%, 4/16/2013	17	16
		$ 1,851	KeyBank NA
Automobile Floor Plan Asset Backed Securities - 0.44%			5.45%, 3/3/2016	250	263
BMW Floorplan Master Owner Trust			KeyCorp
1.41%, 9/15/2014(d),(e)	1,500	1,517
			3.75%, 8/13/2015	380	381
			Lloyds TSB Bank PLC
Automobile Parts & Equipment - 0.07%			4.38%, 1/12/2015(d)	765	765
Goodyear Tire & Rubber Co/The			6.50%, 9/14/2020(d)	1,445	1,329
10.50%, 5/15/2016	210	239	Morgan Stanley
			3.45%, 11/2/2015	560	546
			5.63%, 9/23/2019	1,205	1,229
			6.25%, 8/28/2017	685	738

See accompanying notes

141

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Banks (continued)			Chemicals (continued)
NB Capital Trust II			Vertellus Specialties Inc
7.83%, 12/15/2026	$ 700 $	700	9.38%, 10/1/2015(d)	$ 170 $	180
PNC Funding Corp				$ 1,072
0.61%, 1/31/2012(e)	1,000	1,000	Coal - 0.18%
PNC Preferred Funding Trust III			Arch Coal Inc
8.70%, 2/28/2049(d),(e)	200	212	8.75%, 8/1/2016	140	152
Royal Bank of Scotland Group PLC			Bumi Investment Pte Ltd
4.70%, 7/3/2018	77	65	10.75%, 10/6/2017(d)	100	109
5.05%, 1/8/2015	200	192	Consol Energy Inc
Royal Bank of Scotland PLC/The			8.00%, 4/1/2017(d)	215	229
3.40%, 8/23/2013	500	505	Drummond Co Inc
Santander US Debt SA Unipersonal			9.00%, 10/15/2014(d)	70	75
2.99%, 10/7/2013(d)	600	583	International Coal Group Inc
3.72%, 1/20/2015(d)	1,130	1,071	9.13%, 4/1/2018	50	54
Societe Generale				$ 619
2.50%, 1/15/2014(d)	825	824
			Commercial Services - 0.08%
SunTrust Preferred Capital I			Hertz Corp/The
5.85%, 12/31/2049(e)	47	36	8.88%, 1/1/2014	150	153
US Bank NA/Cincinnati OH			RSC Equipment Rental Inc/RSC Holdings III LLC
3.78%, 4/29/2020(e)	1,285	1,304	10.00%, 7/15/2017(d)	120	135
VTB Bank Via VTB Capital SA				$ 288
6.88%, 5/29/2018	100	106	Computers - 0.44%
Wells Fargo & Co			Affiliated Computer Services Inc
7.98%, 3/29/2049(e)	290	306
			5.20%, 6/1/2015	740	785
Wells Fargo Bank NA			Seagate HDD Cayman
0.59%, 5/16/2016(e)	625	578	6.88%, 5/1/2020(d)	565	540
	$ 26,311		7.75%, 12/15/2018(d)	55	56
Beverages - 0.67%			Spansion LLC
Anheuser-Busch InBev Worldwide Inc			7.88%, 11/15/2017(d)	105	104
4.13%, 1/15/2015	60	63		$ 1,485
5.00%, 4/15/2020	610	645	Consumer Products - 0.20%
5.38%, 11/15/2014(d)	460	507
			Jarden Corp
Coca-Cola Co/The			6.13%, 11/15/2022	35	33
1.50%, 11/15/2015	430	413	Reynolds Group Issuer Inc / Reynolds Group Issuer
Coca-Cola Enterprises Inc			LLC / Reynolds Group Issuer (Luxembourg) S.A.
2.13%, 9/15/2015	670	651	7.13%, 4/15/2019(d)	235	239
	$ 2,279		9.00%, 4/15/2019(d)	345	358
Biotechnology - 0.28%			Scotts Miracle-Gro Co/The
Amgen Inc			6.63%, 12/15/2020(d)	45	45
6.90%, 6/1/2038	95	115		$ 675
Celgene Corp			Credit Card Asset Backed Securities - 0.59%
3.95%, 10/15/2020	245	233	Capital One Multi-Asset Execution Trust
5.70%, 10/15/2040	385	373	0.34%, 9/15/2015(e)	500	497
Talecris Biotherapeutics Holdings Corp			Discover Card Master Trust
7.75%, 11/15/2016	220	239	1.56%, 12/15/2014(e)	990	1,003
	$ 960		5.65%, 3/16/2020	462	524
Building Materials - 0.36%				$ 2,024
CRH America Inc			Diversified Financial Services - 4.40%
4.13%, 1/15/2016	285	283	American Express Credit Corp
5.75%, 1/15/2021	310	307	2.75%, 9/15/2015	600	590
8.13%, 7/15/2018	185	214	Caisse Centrale Desjardins du Quebec
Lafarge SA			1.70%, 9/16/2013(d)	130	130
6.15%, 7/15/2011	270	277	2.65%, 9/16/2015(d)	800	787
Masco Corp			Cantor Fitzgerald LP
7.13%, 3/15/2020	130	136	6.38%, 6/26/2015(d)	510	516
	$ 1,217		Citigroup Capital XXI
Chemicals - 0.31%			8.30%, 12/21/2057	110	114
Dow Chemical Co/The			CME Group Inc
4.25%, 11/15/2020	215	206	5.75%, 2/15/2014	145	161
5.90%, 2/15/2015	130	144	Credit Acceptance Corp
7.38%, 11/1/2029	155	186	9.13%, 2/1/2017(d)	75	79
Ineos Finance PLC			Crown Castle Towers LLC
9.00%, 5/15/2015(d)	45	48	3.21%, 8/15/2035(d)	380	374
Potash Corp of Saskatchewan Inc			E*Trade Financial Corp
5.88%, 12/1/2036	110	114	7.38%, 9/15/2013	110	109
Reichhold Industries Inc			12.50%, 11/30/2017	111	130
9.00%, 8/15/2014(d)	220	194	Financiera Independencia SAB de CV
			10.00%, 3/30/2015(d)	35	37

See accompanying notes

142

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Diversified Financial Services (continued)			Electric (continued)
Ford Motor Credit Co LLC			Florida Power & Light Co (continued)
7.00%, 4/15/2015	$ 455 $	489	5.65%, 2/1/2037	$ 100 $	106
General Electric Capital Corp			Jersey Central Power & Light Co
0.65%, 4/10/2012(e)	1,980	1,977	5.63%, 5/1/2016	160	176
2.25%, 11/9/2015	1,465	1,408	Kentucky Utilities Co
6.15%, 8/7/2037	45	47	3.25%, 11/1/2020(d)	310	292
6.75%, 3/15/2032	1,130	1,279	5.13%, 11/1/2040(d)	555	544
Goldman Sachs Capital I			LG&E and KU Energy LLC
6.35%, 2/15/2034	125	119	3.75%, 11/15/2020(d)	310	295
Goldman Sachs Capital II			Louisville Gas & Electric Co
5.79%, 12/29/2049(e)	200	170	5.13%, 11/15/2040(d)	140	138
HSBC Finance Capital Trust IX			Mirant Mid Atlantic Pass Through Trust C
5.91%, 11/30/2035	160	147	10.06%, 12/30/2028	399	445
Icahn Enterprises LP / Icahn Enterprises Finance			Nevada Power Co
Corp			5.38%, 9/15/2040	80	77
7.75%, 1/15/2016	190	190	Nisource Finance Corp
ILFC E-Capital Trust II			5.25%, 9/15/2017	145	152
6.25%, 12/21/2065(d),(e)	110	86	5.40%, 7/15/2014	350	384
International Lease Finance Corp			6.13%, 3/1/2022	435	469
5.65%, 6/1/2014	400	397	6.25%, 12/15/2040	100	102
8.63%, 9/15/2015(d)	135	145	Northern States Power Co/MN
Janus Capital Group Inc			5.35%, 11/1/2039	125	129
6.95%, 6/15/2017(e)	105	109	NRG Energy Inc
KKR Group Finance Co			7.38%, 1/15/2017	105	108
6.38%, 9/29/2020(d)	285	284	Oncor Electric Delivery Co LLC
LBG Capital No.1 PLC			5.00%, 9/30/2017(d)	145	153
8.00%, 12/29/2049(d),(e)	435	378	5.25%, 9/30/2040(d)	160	154
Merrill Lynch & Co Inc			PacifiCorp
0.52%, 6/5/2012(e)	400	396	5.65%, 7/15/2018	170	195
0.67%, 11/1/2011(e)	875	874	6.25%, 10/15/2037	30	34
NASDAQ OMX Group Inc/The			Public Service Co of Colorado
5.25%, 1/16/2018	205	207	3.20%, 11/15/2020	250	236
National Rural Utilities Cooperative Finance Corp			Public Service Electric & Gas Co
1.90%, 11/1/2015	500	483	3.50%, 8/15/2020	300	289
ORIX Corp			Reliant Energy Mid-Atlantic Power Holdings LLC
4.71%, 4/27/2015	1,235	1,251	9.24%, 7/2/2017	349	375
SquareTwo Financial Corp			San Diego Gas & Electric Co
11.63%, 4/1/2017(d)	175	172	5.35%, 5/15/2040	150	153
Textron Financial Corp			Southern California Edison Co
0.45%, 2/25/2011(e)	1,000	999	4.50%, 9/1/2040	80	72
TNK-BP Finance SA			Virginia Electric and Power Co
7.25%, 2/2/2020(d)	200	218	6.00%, 5/15/2037	80	87
UCI Holdco Inc				$ 7,696
8.29%, 12/15/2013(e)	128	128	Electronics - 0.17%
	$ 14,980		NXP BV / NXP Funding LLC
Electric - 2.26%			3.28%, 10/15/2013(e)	50	49
Baltimore Gas & Electric Co			9.50%, 10/15/2015	310	332
5.90%, 10/1/2016	255	287	9.75%, 8/1/2018(d)	110	124
Commonwealth Edison Co			Viasystems Inc
4.00%, 8/1/2020	150	148	12.00%, 1/15/2015(d)	55	61
Detroit Edison Co/The				$ 566
3.45%, 10/1/2020	430	411	Energy - Alternate Sources - 0.04%
Dominion Resources Inc/VA			Headwaters Inc
2.25%, 9/1/2015	240	236	11.38%, 11/1/2014	135	148
DTE Energy Co
6.38%, 4/15/2033	190	197	Entertainment - 0.43%
Edison International			AMC Entertainment Holdings Inc
3.75%, 9/15/2017	160	159	9.75%, 12/1/2020(d)	65	68
Edison Mission Energy			CCM Merger Inc
7.50%, 6/15/2013	160	157	8.00%, 8/1/2013(d)	170	165
Elwood Energy LLC			Choctaw Resort Development Enterprise
8.16%, 7/5/2026	215	210	7.25%, 11/15/2019(d)	322	234
Energy Future Holdings Corp			Lions Gate Entertainment Inc
9.75%, 10/15/2019	223	225	10.25%, 11/1/2016(d)	105	110
10.00%, 1/15/2020(d)	105	108	Peninsula Gaming LLC
Energy Future Intermediate Holding Co LLC			8.38%, 8/15/2015	255	268
9.75%, 10/15/2019	275	277	10.75%, 8/15/2017	125	135
Florida Power & Light Co			WMG Acquisition Corp
5.25%, 2/1/2041	115	116	7.38%, 4/15/2014	290	278

See accompanying notes

143

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Entertainment (continued)			Healthcare - Services (continued)
WMG Holdings Corp			WellPoint Inc
9.50%, 12/15/2014	$ 204 $	195	5.80%, 8/15/2040	$ 65 $	66
	$ 1,453			$ 1,770
Environmental Control - 0.36%			Holding Companies - Diversified - 0.02%
Darling International Inc			Navios Maritime Acquisition Corp/Navios
8.50%, 12/15/2018(d)	35	37	Acquisition Finance US Inc
EnergySolutions Inc / EnergySolutions LLC			8.63%, 11/1/2017(d)	70	72
10.75%, 8/15/2018(d)	135	147
Republic Services Inc			Home Equity Asset Backed Securities - 0.78%
5.50%, 9/15/2019	400	436	American Home Mortgage Investment Trust
6.20%, 3/1/2040	370	401	0.45%, 11/25/2030(a),(e)	488	155
WCA Waste Corp			Countrywide Asset-Backed Certificates
9.25%, 6/15/2014(a)	200	207	5.39%, 4/25/2036	475	310
	$ 1,228		5.51%, 8/25/2036	440	389
Food - 0.38%			First NLC Trust
Kraft Foods Inc			0.56%, 9/25/2035(e)	150	149
6.50%, 2/9/2040	225	252	GSAA Trust
7.00%, 8/11/2037	690	808	0.40%, 4/25/2047(a),(e)	1,497	140
Michael Foods Inc			New Century Home Equity Loan Trust
9.75%, 7/15/2018(d)	155	169	0.55%, 3/25/2035(e)	25	22
Pilgrim's Pride Corp			Option One Mortgage Loan Trust
7.88%, 12/15/2018(d)	45	45	0.71%, 3/25/2037(a),(e)	825	45
Stater Bros Holdings Inc			Residential Asset Securities Corp
7.38%, 11/15/2018(d)	35	36	0.41%, 9/25/2036(e)	750	638
	$ 1,310		Saxon Asset Securities Trust
			1.96%, 3/25/2035(e)	148	64
Forest Products & Paper - 0.22%
Bio Pappel SAB de CV			Specialty Underwriting & Residential Finance
6.00%, 8/27/2016(e)	126	115	1.03%, 2/25/2035(e)	144	123
Celulosa Arauco y Constitucion SA			Wells Fargo Home Equity Trust
5.00%, 1/21/2021(d)	50	49	0.55%, 10/25/2035(e)	662	630
Domtar Corp				$ 2,665
10.75%, 6/1/2017	130	164	Insurance - 1.77%
Georgia-Pacific LLC			Aflac Inc
5.40%, 11/1/2020(d)	310	306	3.45%, 8/15/2015	200	203
Sappi Papier Holding AG			6.45%, 8/15/2040	400	410
6.75%, 6/15/2012(d)	20	20	American International Group Inc
Sino-Forest Corp			3.65%, 1/15/2014	225	229
6.25%, 10/21/2017(d)	95	96	8.18%, 5/15/2068	185	197
	$ 750		AON Corp
Healthcare - Products - 0.40%			6.25%, 9/30/2040	235	241
Angiotech Pharmaceuticals Inc			CNA Financial Corp
4.05%, 12/1/2013(e)	450	371	6.00%, 8/15/2011	375	385
Becton Dickinson and Co			Crum & Forster Holdings Corp
5.00%, 11/12/2040	105	104	7.75%, 5/1/2017	310	322
Boston Scientific Corp			Genworth Financial Inc
4.50%, 1/15/2015	530	541	6.15%, 11/15/2066(e)	470	370
Covidien International Finance SA			7.20%, 2/15/2021	655	670
2.80%, 6/15/2015	345	346	ING Groep NV
	$ 1,362		5.78%, 12/8/2049	460	396
Healthcare - Services - 0.52%			Liberty Mutual Group Inc
			7.00%, 3/15/2037(d),(e)	40	36
Alliance HealthCare Services Inc			10.75%, 6/15/2058(d),(e)	365	442
8.00%, 12/1/2016	140	129
HCA Inc			Lincoln National Corp
8.50%, 4/15/2019	305	334	5.65%, 8/27/2012	200	213
9.25%, 11/15/2016	340	363	7.00%, 6/15/2040	410	446
			7.00%, 5/17/2066(e)	375	366
Healthsouth Corp
7.75%, 9/15/2022	45	47	Mutual of Omaha Insurance Co
			6.95%, 10/15/2040(d)	235	226
IASIS Healthcare LLC / IASIS Capital Corp
8.75%, 6/15/2014	135	139	Travelers Cos Inc/The
Multiplan Inc			5.35%, 11/1/2040	280	276
9.88%, 9/1/2018(d)	165	175	WR Berkley Corp
Select Medical Corp			6.25%, 2/15/2037	310	289
7.63%, 2/1/2015	150	150	XL Group PLC
			6.50%, 12/31/2049(e)	370	318
Tenet Healthcare Corp
9.25%, 2/1/2015(e)	130	138		$ 6,035
UnitedHealth Group Inc			Internet - 0.25%
5.70%, 10/15/2040	230	229	Open Solutions Inc
			9.75%, 2/1/2015(d)	325	227

See accompanying notes

144

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Internet (continued)			Media (continued)
UPC Holding BV			Time Warner Inc
9.88%, 4/15/2018(d)	$ 275 $	301	3.15%, 7/15/2015	$ 355 $	361
Zayo Group LLC/Zayo Capital Inc			7.63%, 4/15/2031	175	213
10.25%, 3/15/2017	290	317	Univision Communications Inc
	$ 845		7.88%, 11/1/2020(d)	45	47
Iron & Steel - 0.08%			8.50%, 5/15/2021(d)	60	61
ArcelorMittal			Viacom Inc
3.75%, 8/5/2015	150	151	6.88%, 4/30/2036	485	556
China Oriental Group Co Ltd				$ 9,566
8.00%, 8/18/2015(d)	100	106	Mining - 0.35%
	$ 257		Alcoa Inc
Leisure Products & Services - 0.01%			5.90%, 2/1/2027	110	107
Royal Caribbean Cruises Ltd			ALROSA Finance SA
7.25%, 6/15/2016	40	43	7.75%, 11/3/2020(d)	200	210
			AngloGold Ashanti Holdings PLC
Lodging - 0.18%			5.38%, 4/15/2020	45	47
Caesars Entertainment Operating Co Inc			FMG Resources August 2006 Pty Ltd
10.00%, 12/15/2018	437	399	6.88%, 2/1/2018(d)	140	139
11.25%, 6/1/2017	15	17	Rio Tinto Finance USA Ltd
MGM Resorts International			1.88%, 11/2/2015	235	226
13.00%, 11/15/2013	80	94	3.50%, 11/2/2020	130	124
Wyndham Worldwide Corp			5.20%, 11/2/2040	125	123
5.75%, 2/1/2018	65	66	Southern Copper Corp
7.38%, 3/1/2020	30	33	6.75%, 4/16/2040	35	36
	$ 609		Vale Overseas Ltd
Machinery - Diversified - 0.02%			4.63%, 9/15/2020	70	69
Manitowoc Co Inc/The			6.88%, 11/21/2036	112	123
8.50%, 11/1/2020	60	64		$ 1,204
			Miscellaneous Manufacturing - 1.03%
Media - 2.81%			GE Capital Trust I
CBS Corp			6.38%, 11/15/2067	1,035	1,022
4.30%, 2/15/2021	310	294	Textron Inc
5.90%, 10/15/2040	65	63	6.20%, 3/15/2015	365	398
7.88%, 7/30/2030	280	331	Tyco Electronics Group SA
8.88%, 5/15/2019	465	585	4.88%, 1/15/2021	220	222
Comcast Corp			6.00%, 10/1/2012	170	183
6.50%, 11/15/2035	470	505	7.13%, 10/1/2037	20	23
COX Communications Inc			Tyco International Finance SA
5.45%, 12/15/2014	165	182	3.38%, 10/15/2015	560	572
DIRECTV Holdings LLC			4.13%, 10/15/2014	130	138
3.55%, 3/15/2015	285	290	Tyco International Ltd / Tyco International Finance
DIRECTV Holdings LLC / DIRECTV Financing			SA
Co Inc			7.00%, 12/15/2019	790	940
5.88%, 10/1/2019	770	837		$ 3,498
7.63%, 5/15/2016	280	310	Mortgage Backed Securities - 16.13%
Discovery Communications LLC			Adjustable Rate Mortgage Trust
3.70%, 6/1/2015	365	378	0.33%, 8/25/2036(e)	83	83
6.35%, 6/1/2040	145	157	Banc of America Commercial Mortgage Inc
DISH DBS Corp			4.73%, 7/10/2043(e)	435	427
6.63%, 10/1/2014	35	36	4.97%, 7/10/2043	250	100
7.75%, 5/31/2015	260	276	5.45%, 1/15/2049	381	397
7.88%, 9/1/2019	105	110	5.63%, 4/10/2049	1,000	1,037
Kabel Deutschland GmbH			5.67%, 1/15/2049(d),(e)	185	62
10.63%, 7/1/2014	60	62	5.89%, 7/10/2044	525	561
NBC Universal Inc			6.34%, 2/10/2051(e)	1,000	1,076
2.88%, 4/1/2016(d)	945	923	Banc of America Funding Corp
4.38%, 4/1/2021(d)	175	170	0.34%, 7/20/2036(e)	120	119
5.15%, 4/30/2020(d)	500	518	Banc of America Large Loan Inc
5.95%, 4/1/2041(d)	175	175	5.20%, 1/25/2017(d)	906	930
News America Inc			5.65%, 5/24/2017(d),(e)	350	343
6.20%, 12/15/2034	880	924	BCRR Trust
6.40%, 12/15/2035	160	172	5.86%, 12/15/2043(d)	335	315
Nielsen Finance LLC / Nielsen Finance Co			Bear Stearns Commercial Mortgage Securities
0.00%, 8/1/2016(e)	205	215	7.00%, 5/20/2030	177	184
7.75%, 10/15/2018(d)	45	47	Bear Stearns Mortgage Funding Trust
Rainbow National Services LLC			0.47%, 7/25/2036(e)	1,505	877
10.38%, 9/1/2014(d)	140	145	Bella Vista Mortgage Trust
Time Warner Cable Inc			0.52%, 5/20/2045(a),(e)	181	108
4.13%, 2/15/2021	655	623

See accompanying notes

145

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Citicorp Mortgage Securities Inc			Ginnie Mae
5.25%, 8/25/2034(e)	$ 436 $	444	5.00%, 10/16/2022	$ 1,920 $	216
Citigroup Commercial Mortgage Trust			6.24%, 1/16/2038(e)	191	23
0.72%, 10/15/2049(e)	10,847	151	7.26%, 10/20/2032(e)	405	69
5.49%, 3/17/2051(d),(e)	278	259	GMAC Commercial Mortgage Securities Inc
5.62%, 4/10/2012(e)	281	281	1.02%, 3/10/2038(d),(e)	2,503	5
Commercial Mortgage Pass Through Certificates			Greenpoint Mortgage Funding Trust
6.01%, 12/10/2049(e)	615	662	0.53%, 6/25/2045(e)	171	45
6.01%, 12/10/2049(e)	1,000	679	0.56%, 6/25/2045(e)	158	48
Countrywide Alternative Loan Trust			Greenwich Capital Commercial Funding Corp
0.53%, 7/25/2046(e)	223	76	5.44%, 3/10/2039(e)	300	316
1.71%, 7/20/2035(e)	225	133	5.74%, 12/10/2049	800	845
Countrywide Home Loan Mortgage Pass Through			GS Mortgage Securities Corp II
Trust			0.86%, 11/10/2039(d)	7,298	170
0.46%, 4/25/2046(e)	944	570	1.59%, 8/10/2020(d)	5,472	492
5.00%, 4/25/2035	498	494	3.85%, 12/10/2020(d),(e)	250	255
Credit Suisse First Boston Mortgage Securities			5.16%, 12/10/2020(c),(d)	1,000	1,010
Corp			GSR Mortgage Loan Trust
0.28%, 1/15/2037(d),(e)	14,381	359	0.52%, 8/25/2046(a),(e)	1,595	336
0.36%, 11/15/2037(d),(e)	11,834	213	0.62%, 12/25/2035(e)	85	71
0.44%, 5/15/2036(d),(e)	3,133	4	Harborview Mortgage Loan Trust
4.96%, 1/15/2037(d)	250	220	0.51%, 3/19/2037(e)	603	370
Credit Suisse Mortgage Capital Certificates			Homebanc Mortgage Trust
0.18%, 12/15/2039	3,953	64	0.60%, 1/25/2036(a),(e)	1,100	780
0.77%, 9/15/2039(d)	11,968	175	Impac CMB Trust
5.38%, 11/15/2016(d)	300	307	0.69%, 4/25/2035(e)	108	45
5.38%, 12/15/2016(d)	50	48	1.24%, 10/25/2034(e)	234	165
5.47%, 8/16/2016(d)	600	545	1.26%, 10/25/2033(e)	67	43
5.66%, 5/10/2017(d)	500	480	Indymac Index Mortgage Loan Trust
5.70%, 7/15/2017(d)	380	361	0.44%, 2/25/2037(e)	1,620	1,118
5.70%, 7/15/2017(d)	950	978	0.49%, 4/25/2035(e)	140	83
5.91%, 6/15/2039(e)	340	349	0.50%, 6/25/2037(a),(e)	1,029	643
6.00%, 7/15/2017(d)	200	190	JP Morgan Chase Commercial Mortgage Securities
Downey Savings & Loan Association Mortgage			Corp
Loan Trust			1.97%, 9/15/2020(d)	2,992	316
0.53%, 4/19/2047(e)	783	157	5.07%, 11/15/2043(d)	550	520
Fannie Mae			5.34%, 5/15/2047	680	706
0.46%, 1/25/2023(e)	157	157	5.44%, 5/15/2045(e)	525	532
0.51%, 11/25/2022(e)	105	106	5.62%, 6/12/2041(e)	500	448
0.51%, 3/25/2035(e)	197	197	6.30%, 2/12/2051(e)	400	344
0.56%, 2/25/2018(e)	112	112	6.40%, 2/12/2051(d),(e)	400	141
0.56%, 2/25/2032(e)	143	143	JP Morgan Mortgage Trust
4.50%, 8/25/2019	2,749	236	5.94%, 6/25/2036(e)	67	64
5.00%, 9/25/2019	551	59	LB-UBS Commercial Mortgage Trust
5.90%, 11/25/2039(e)	1,513	209	0.51%, 2/15/2040(e)	22,974	387
6.29%, 7/25/2038	500	49	5.42%, 1/15/2017	525	551
6.29%, 7/25/2040(e)	1,200	200	5.46%, 2/15/2040(e)	350	347
6.48%, 4/25/2037(e)	1,390	245	5.56%, 2/15/2040(e)	200	161
6.49%, 11/25/2036(e)	1,307	185	6.32%, 4/15/2041(e)	375	310
6.50%, 10/25/2034(e)	1,323	194	6.45%, 7/17/2040(e)	350	147
6.50%, 2/25/2047	276	304	Merrill Lynch Mortgage Trust
6.51%, 4/25/2039(e)	235	252	5.78%, 8/12/2016	1,150	1,179
6.84%, 9/25/2031(e)	733	72	Merrill Lynch/Countrywide Commercial Mortgage
6.94%, 8/25/2037(e)	644	103	Trust
7.14%, 3/25/2039(e)	273	295	0.72%, 8/12/2048(e)	7,939	183
7.39%, 10/25/2017(e)	293	22	5.49%, 3/12/2051	600	612
Fannie Mae Whole Loan			Morgan Stanley Capital I
0.46%, 5/25/2035(e)	357	354	0.51%, 6/12/2012(e)	722	657
FHLMC Multifamily Structured Pass Through			5.23%, 12/15/2041(d)	275	261
Certificates			5.36%, 3/15/2044(e)	460	475
1.52%, 8/25/2020(e)	3,467	321	5.81%, 4/12/2049(e)	150	148
Freddie Mac			Morgan Stanley Reremic Trust
0.71%, 6/15/2023(e)	242	243	3.00%, 1/17/2013(c),(d)	980	979
0.86%, 8/15/2018(e)	526	533	3.25%, 12/17/2043(d)	3,125	3,137
7.27%, 11/15/2033(e)	500	78	4.97%, 4/16/2040(d)	525	505
GE Capital Commercial Mortgage Corp			4.97%, 4/16/2040(d)	1,250	1,330
0.38%, 5/10/2014	25,814	144	5.81%, 8/12/2045(d),(e)	1,200	1,283
5.61%, 4/10/2017(e)	1,000	870	6.00%, 8/12/2045(d),(e)	350	348
			10.24%, 12/17/2043(c),(d),(e)	1,250	1,294

See accompanying notes

146

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
NCUA Guaranteed Notes			Chesapeake Energy Corp
2.90%, 10/29/2020	$ 3,700 $	3,597	9.50%, 2/15/2015	$ 320 $	361
Nomura Asset Acceptance Corp			Concho Resources Inc/Midland TX
0.61%, 2/25/2035(e)	29	24	7.00%, 1/15/2021	75	77
RBSCF Trust			ConocoPhillips Holding Co
5.31%, 3/16/2012(d)	175	175	6.95%, 4/15/2029	510	627
6.00%, 7/17/2014(d),(e)	150	150	Continental Resources Inc/OK
Residential Accredit Loans Inc			7.13%, 4/1/2021(d)	45	47
0.41%, 2/25/2047(e)	1,366	709	7.38%, 10/1/2020	90	95
0.45%, 7/25/2037(a),(e)	577	354	Denbury Resources Inc
Residential Asset Securitization Trust			8.25%, 2/15/2020	148	161
5.50%, 2/25/2035	359	360	9.75%, 3/1/2016	305	340
Structured Adjustable Rate Mortgage Loan Trust			Ecopetrol SA
0.45%, 7/25/2037(e)	894	524	7.63%, 7/23/2019	40	46
0.96%, 8/25/2034(a),(e)	567	50	Gazprom Via Gaz Capital SA
Structured Asset Mortgage Investments Inc			7.29%, 8/16/2037(d)	286	297
0.49%, 5/25/2045(e)	1,144	723	Hilcorp Energy I LP/Hilcorp Finance Co
Structured Asset Securities Corp			7.63%, 4/15/2021(d)	65	67
5.50%, 6/25/2036(e)	882	259	8.00%, 2/15/2020(d)	270	286
Wachovia Bank Commercial Mortgage Trust			KazMunayGas National Co
0.72%, 10/15/2041(d),(e)	8,902	50	7.00%, 5/5/2020(d)	200	208
5.60%, 12/15/2043	250	18	Linn Energy LLC
5.60%, 10/15/2048	175	169	9.88%, 7/1/2018	230	252
5.68%, 5/15/2046(e)	370	386	Linn Energy LLC/Linn Energy Finance Corp
5.82%, 5/15/2046(e)	340	333	7.75%, 2/1/2021(d)	45	46
6.10%, 2/15/2051(e)	500	519	8.63%, 4/15/2020(d)	50	54
WAMU Commercial Mortgage Securities Trust			11.75%, 5/15/2017	55	63
3.83%, 1/25/2035(d)	55	55	Lukoil International Finance BV
WaMu Mortgage Pass Through Certificates			7.25%, 11/5/2019(d)	100	108
0.49%, 4/25/2045(e)	80	67	Nexen Inc
0.51%, 11/25/2045(e)	16	16	6.40%, 5/15/2037	15	15
0.53%, 4/25/2045(e)	80	59	Occidental Petroleum Corp
0.55%, 7/25/2045(e)	199	172	4.10%, 2/1/2021	285	290
0.57%, 1/25/2045(e)	141	121	OPTI Canada Inc
0.64%, 11/25/2045(e)	103	102	7.88%, 12/15/2014	135	95
0.79%, 1/25/2045(e)	468	38	9.00%, 12/15/2012(d)	30	30
0.90%, 12/25/2027(e)	369	313	Pemex Project Funding Master Trust
2.70%, 5/25/2035(e)	165	164	6.63%, 6/15/2035	40	41
Washington Mutual Alternative Mortgage Pass-			Petrobras International Finance Co
Through Certificates			5.75%, 1/20/2020	130	135
0.44%, 1/25/2047(e)	859	51	6.88%, 1/20/2040	37	39
0.51%, 2/25/2036(e)	204	114	Petrobras International Finance Co - Pifco
0.54%, 6/25/2046(e)	857	66	7.88%, 3/15/2019	80	95
Wells Fargo Commercial Mortgage Trust			Petro-Canada
1.48%, 10/15/2020(d)	2,247	201	6.05%, 5/15/2018	140	159
	$ 54,953		Petrohawk Energy Corp
Office & Business Equipment - 0.32%			10.50%, 8/1/2014	95	108
Xerox Corp			Petroleos de Venezuela SA
4.25%, 2/15/2015	485	508	5.00%, 10/28/2015	122	70
6.35%, 5/15/2018	325	366	5.25%, 4/12/2017	185	106
6.75%, 2/1/2017	180	208	Petroleos Mexicanos
	$ 1,082		5.50%, 1/21/2021	80	81
Oil & Gas - 3.34%			8.00%, 5/3/2019	120	145
Anadarko Petroleum Corp			Petroleum Development Corp
6.38%, 9/15/2017	1,020	1,111	12.00%, 2/15/2018	290	325
Apache Corp			Petroquest Energy Inc
3.63%, 2/1/2021	290	280	10.00%, 9/1/2017	90	94
5.25%, 2/1/2042	145	144	Pioneer Natural Resources Co
BG Energy Capital PLC			6.88%, 5/1/2018	230	244
4.00%, 12/9/2020(d)	145	142	7.50%, 1/15/2020	160	176
BP Capital Markets PLC			Precision Drilling Corp
3.13%, 10/1/2015	260	260	6.63%, 11/15/2020(d)	110	112
3.63%, 5/8/2014	705	727	Pride International Inc
Canadian Natural Resources Ltd			6.88%, 8/15/2020	510	529
5.70%, 5/15/2017	235	268	QEP Resources Inc
Chaparral Energy Inc			6.88%, 3/1/2021	90	94
8.50%, 12/1/2015	125	127	Quicksilver Resources Inc
9.88%, 10/1/2020(d)	55	58	11.75%, 1/1/2016	97	113

See accompanying notes

147

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
Rowan Cos Inc			Mylan Inc/PA
5.00%, 9/1/2017	$ 320 $	323	6.00%, 11/15/2018(d)	$ 145 $	142
Shell International Finance BV			7.88%, 7/15/2020(d)	145	156
3.10%, 6/28/2015	320	329	NBTY Inc
Statoil ASA			9.00%, 10/1/2018(d)	135	144
5.10%, 8/17/2040	155	155	Omnicare Inc
Suncor Energy Inc			6.13%, 6/1/2013	195	196
6.50%, 6/15/2038	155	172	7.75%, 6/1/2020	120	124
Talisman Energy Inc			Quintiles Transnational Corp
5.13%, 5/15/2015	120	129	9.50%, 12/30/2014(d)	165	169
6.25%, 2/1/2038	75	80	Teva Pharmaceutical Finance II BV / Teva
Total Capital SA			Pharmaceutical Finance III LLC
3.00%, 6/24/2015	355	362	3.00%, 6/15/2015	415	422
Transocean Inc			Valeant Pharmaceuticals International
4.95%, 11/15/2015	345	357	6.88%, 12/1/2018(d)	65	65
Venoco Inc			Watson Pharmaceuticals Inc
11.50%, 10/1/2017	125	133	5.00%, 8/15/2014	315	339
	$ 11,388		6.13%, 8/15/2019	325	360
Oil & Gas Services - 0.41%				$ 3,095
Cameron International Corp			Pipelines - 1.23%
6.38%, 7/15/2018	580	643	El Paso Pipeline Partners Operating Co LLC
Cie Generale de Geophysique-Veritas			6.50%, 4/1/2020	240	252
9.50%, 5/15/2016	175	191	7.50%, 11/15/2040	115	119
Weatherford International Ltd Bermuda			Energy Transfer Equity LP
6.75%, 9/15/2040	545	572	7.50%, 10/15/2020	135	139
	$ 1,406		Energy Transfer Partners LP
Other Asset Backed Securities - 1.90%			5.95%, 2/1/2015	195	214
Aircraft Certificate Owner Trust			6.70%, 7/1/2018	535	607
7.00%, 9/20/2022(c),(d)	55	51	Enterprise Products Operating LLC
Ameriquest Mortgage Securities Inc			6.13%, 10/15/2039	265	276
0.56%, 3/25/2035(e)	72	70	8.38%, 8/1/2066	485	521
Chase Funding Mortgage Loan Asset-Backed			MarkWest Energy Partners LP / MarkWest Energy
Certificates			Finance Corp
1.01%, 9/25/2033(e)	268	111	6.75%, 11/1/2020	20	20
Countrywide Asset-Backed Certificates			8.75%, 4/15/2018	260	281
0.39%, 11/25/2037(e)	985	760	Plains All American Pipeline LP / PAA Finance
0.51%, 3/25/2036(a),(e)	789	518	Corp
0.78%, 6/25/2035(e)	554	527	3.95%, 9/15/2015	745	770
Countrywide Home Equity Loan Trust			Regency Energy Partners LP/Regency Energy
0.49%, 12/15/2035(e)	483	261	Finance Corp
First Horizon Asset Back Trust			6.88%, 12/1/2018	130	131
0.42%, 10/25/2034(e)	483	249	9.38%, 6/1/2016	65	71
First-Citizens Home Equity Loan LLC			TransCanada PipeLines Ltd
0.47%, 9/15/2022(d),(e)	191	144	3.40%, 6/1/2015	300	312
JP Morgan Mortgage Acquisition Corp			3.80%, 10/1/2020	240	234
0.34%, 3/25/2037(e)	174	163	6.10%, 6/1/2040	225	248
0.41%, 3/25/2037(e)	720	524		$ 4,195
0.43%, 4/25/2036(e)	1,152	898	REITS - 1.01%
5.45%, 11/25/2036	973	974	Boston Properties LP
Marriott Vacation Club Owner Trust			4.13%, 5/15/2021	390	369
5.52%, 5/20/2029(d),(e)	158	166	CommonWealth REIT
MSDWCC Heloc Trust			0.89%, 3/16/2011(e)	288	288
0.45%, 7/25/2017(e)	129	100	Digital Realty Trust LP
SACO I Inc			4.50%, 7/15/2015(d)	620	624
0.40%, 6/25/2036(a),(e)	369	113	DuPont Fabros Technology LP
Washington Mutual Asset-Backed Certificates			8.50%, 12/15/2017	115	123
0.44%, 4/25/2036(e)	934	843	Entertainment Properties Trust
	$ 6,472		7.75%, 7/15/2020(d)	710	751
Packaging & Containers - 0.04%			Goodman Funding Pty Ltd
Graham Packaging Co LP/GPC Capital Corp I			6.38%, 11/12/2020(d)	300	288
8.25%, 10/1/2018	70	73	iStar Financial Inc
Plastipak Holdings Inc			5.85%, 3/15/2017	160	138
10.63%, 8/15/2019(d)	45	51	Reckson Operating Partnership LP
	$ 124		6.00%, 3/31/2016	150	154
Pharmaceuticals - 0.91%			Simon Property Group LP
Merck & Co Inc			5.65%, 2/1/2020	255	276
2.25%, 1/15/2016	860	849	Ventas Realty LP / Ventas Capital Corp
3.88%, 1/15/2021	130	129	3.13%, 11/30/2015	435	419
				$ 3,430

See accompanying notes

148

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Retail - 1.45%			Sovereign (continued)
Asbury Automotive Group Inc			Brazilian Government International Bond
8.38%, 11/15/2020(d)	$ 45 $	46	(continued)
CVS Caremark Corp			7.88%, 3/7/2015	$ 95 $	114
3.25%, 5/18/2015	185	188	10.13%, 5/15/2027	50	77
6.13%, 9/15/2039	410	438	11.00%, 8/17/2040	20	27
CVS Pass-Through Trust			Colombia Government International Bond
5.77%, 1/10/2033(d)	425	421	6.13%, 1/18/2041	100	103
7.51%, 1/10/2032(d)	59	67	7.38%, 3/18/2019	211	253
Darden Restaurants Inc			11.75%, 2/25/2020	14	21
6.80%, 10/15/2037(e)	180	195	Indonesia Government International Bond
DineEquity Inc			6.63%, 2/17/2037(d)	148	161
9.50%, 10/30/2018(d)	330	350	6.75%, 3/10/2014	74	83
Dunkin Finance Corp			Mexico Government International Bond
9.63%, 12/1/2018(d)	185	187	5.63%, 1/15/2017	60	66
Ferrellgas LP/Ferrellgas Finance Corp			5.95%, 3/19/2019	96	107
9.13%, 10/1/2017	165	181	6.05%, 1/11/2040	78	80
Home Depot Inc			6.63%, 3/3/2015	35	40
5.88%, 12/16/2036	80	83	Panama Government International Bond
Ltd Brands Inc			5.20%, 1/30/2020	100	106
7.00%, 5/1/2020	175	185	6.70%, 1/26/2036	25	28
Macy's Retail Holdings Inc			Peruvian Government International Bond
5.75%, 7/15/2014	645	682	5.63%, 11/18/2050	20	19
5.90%, 12/1/2016	215	230	7.13%, 3/30/2019	135	161
6.90%, 4/1/2029	25	25	Philippine Government International Bond
Neiman Marcus Group Inc/The			6.38%, 10/23/2034	100	106
10.38%, 10/15/2015	85	90	Russian Foreign Bond - Eurobond
Nordstrom Inc			3.63%, 4/29/2015(d)	400	401
4.75%, 5/1/2020	95	96	5.00%, 4/29/2020(d)	100	100
6.25%, 1/15/2018	240	270	7.50%, 3/31/2030(d)	294	340
OSI Restaurant Partners Inc			South Africa Government International Bond
10.00%, 6/15/2015	65	68	6.50%, 6/2/2014	20	23
Phillips-Van Heusen Corp			6.88%, 5/27/2019	100	117
7.38%, 5/15/2020	80	85	Turkey Government International Bond
Sonic Automotive Inc			6.88%, 3/17/2036	155	173
8.63%, 8/15/2013	20	20	7.00%, 6/5/2020	125	144
Suburban Propane Partners LP/Suburban Energy			7.25%, 3/15/2015	130	150
Finance Corp			Venezuela Government International Bond
7.38%, 3/15/2020	105	112	5.75%, 2/26/2016	72	51
Toys R Us Property Co II LLC			6.00%, 12/9/2020	163	94
8.50%, 12/1/2017	100	108	7.65%, 4/21/2025	80	49
Wal-Mart Stores Inc			7.75%, 10/13/2019	27	18
3.25%, 10/25/2020	875	822	8.25%, 10/13/2024	65	42
	$ 4,949		8.50%, 10/8/2014	62	52
Semiconductors - 0.35%			9.38%, 1/13/2034	30	20
Advanced Micro Devices Inc				$ 4,751
7.75%, 8/1/2020(d)	175	182	Student Loan Asset Backed Securities - 0.29%
Broadcom Corp			NCUA Guaranteed Notes
1.50%, 11/1/2013(d)	480	477	0.61%, 12/7/2020(c),(e)	1,000	1,001
2.38%, 11/1/2015(d)	290	282
Freescale Semiconductor Inc			Telecommunications - 3.13%
9.25%, 4/15/2018(d)	55	61	America Movil SAB de CV
Jazz Technologies Inc			5.00%, 3/30/2020	100	104
8.00%, 6/30/2015(d)	207	191	5.63%, 11/15/2017	67	73
	$ 1,193		6.13%, 3/30/2040	100	106
Software - 0.08%			6.38%, 3/1/2035	40	44
Fiserv Inc			American Tower Corp
4.63%, 10/1/2020	240	233	4.50%, 1/15/2018	440	436
MedAssets Inc			AT&T Inc
8.00%, 11/15/2018(d)	35	35	2.50%, 8/15/2015	925	922
	$ 268		6.15%, 9/15/2034	120	124
Sovereign - 1.39%			6.50%, 9/1/2037	145	156
Argentina Bonos			Clearwire Communications LLC/Clearwire Finance
7.00%, 10/3/2015	420	404	Inc
Argentina Government International Bond			12.00%, 12/1/2015(d)	350	377
8.28%, 12/31/2033	501	465	Digicel Group Ltd
Brazilian Government International Bond			9.13%, 1/15/2015(d)	285	289
5.63%, 1/7/2041	158	157	10.50%, 4/15/2018(d)	150	165
5.88%, 1/15/2019	258	286	Digicel Ltd
6.00%, 1/17/2017	100	113	12.00%, 4/1/2014(d)	65	76

See accompanying notes

149

     Schedule of Investments Bond & Mortgage Securities Account December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's)	Value (000's)
Telecommunications (continued)			Water - 0.06%
DigitalGlobe Inc			Cia de Saneamento Basico do Estado de Sao Paulo
10.50%, 5/1/2014	$ 50 $	57	6.25%, 12/16/2020(d)	$ 200	$ 202
Global Crossing Ltd
9.00%, 11/15/2019(d)	85	84	TOTAL BONDS		$ 212,972
12.00%, 9/15/2015	190	214		Principal
Intelsat Luxembourg SA				Amount
11.25%, 2/4/2017	285	311	CONVERTIBLE BONDS - 0.06%	(000's)	Value (000's)
11.50%, 2/4/2017	108	119	Aerospace & Defense - 0.02%
Intelsat Subsidiary Holding Co SA			GenCorp Inc
8.88%, 1/15/2015	420	431	4.06%, 12/31/2039	60	56
iPCS Inc
2.59%, 5/1/2013(e)	85	82	Biotechnology - 0.04%
Level 3 Financing Inc			Amylin Pharmaceuticals Inc
9.25%, 11/1/2014	150	149	3.00%, 6/15/2014	180	156
10.00%, 2/1/2018	100	96
MTS International Funding Ltd			TOTAL CONVERTIBLE BONDS		$ 212
8.63%, 6/22/2020(d)	100	114
				Principal
Nextel Communications Inc				Amount
7.38%, 8/1/2015	470	471	MUNICIPAL BONDS - 0.34%	(000's)	Value (000's)
PAETEC Holding Corp			California - 0.06%
9.88%, 12/1/2018(d)	75	77
			Los Angeles Unified School District/CA
SBA Tower Trust			5.75%, 7/1/2034	$ 200	$ 188
4.25%, 4/15/2015(d)	415	429
Telecom Italia Capital SA			Kansas - 0.06%
0.95%, 2/1/2011(e)	200	200
1.13%, 7/18/2011(e)	450	449	Kansas State Department of Transportation
			4.60%, 9/1/2035	230	212
5.25%, 11/15/2013	165	172
Telefonica Emisiones SAU			Nevada - 0.09%
0.77%, 2/4/2013(e)	375	368
			County of Clark NV
3.73%, 4/27/2015	240	238	6.88%, 7/1/2042	305	309
4.95%, 1/15/2015	495	513
5.13%, 4/27/2020	240	231	Utah - 0.06%
Telemar Norte Leste SA			State of Utah
5.50%, 10/23/2020(d)	100	96
			3.54%, 7/1/2025	210	193
Telemovil Finance Co Ltd
8.00%, 10/1/2017(d)	200	206
			Washington - 0.07%
Verizon Communications Inc			State of Washington
6.25%, 4/1/2037	225	240	5.09%, 8/1/2033	250	245
Verizon Global Funding Corp
7.75%, 12/1/2030	630	782	TOTAL MUNICIPAL BONDS		$ 1,147
Vimpel Communications Via VIP Finance Ireland
Ltd OJSC				Principal
9.13%, 4/30/2018(d)	100	114	SENIOR FLOATING RATE INTERESTS -	Amount
Vodafone Group PLC			1.94%	(000's)	Value (000's)
0.58%, 2/27/2012(e)	800	801	Advertising - 0.03%
			Getty Images Inc, Term Loan
Wind Acquisition Finance SA			5.25%, 11/3/2016(e)	$ 95	$ 95
11.75%, 7/15/2017(d)	540	609
Wind Acquisition Holdings Finance SA
12.25%, 7/15/2017(d)	107	124	Automobile Manufacturers - 0.17%
			Ford, Term Loan B
	$ 10,649		3.04%, 12/16/2013(e)	588	587
Transportation - 0.71%
Asciano Finance Ltd
3.13%, 9/23/2015(d)	780	750	Chemicals - 0.06%
			AZ Chem US Inc, Term Loan
Burlington Northern Santa Fe LLC			6.75%, 11/4/2016(e)	74	75
5.75%, 5/1/2040	340	352	Ineos US Finance LLC, Term Loan B2
6.15%, 5/1/2037	130	140	7.50%, 12/16/2013(e)	69	71
CSX Corp			Ineos US Finance LLC, Term Loan C2
6.25%, 3/15/2018	395	453	8.00%, 12/16/2014(e)	69	72
Navios Maritime Holdings Inc / Navios Maritime					$ 218
Finance US Inc
			Commercial Services - 0.07%
8.88%, 11/1/2017	110	119	Rental Services Corp, Term Loan
PHI Inc			3.80%, 11/30/2013(e)	143	139
8.63%, 10/15/2018(d)	135	138
			Skype Technologies, 1st Lien Term Loan
United Maritime Group LLC/United Maritime			7.00%, 2/23/2015(e)	99	99
Group Finance Corp
11.75%, 6/15/2015	90	90			$ 238
United Parcel Service Inc
3.13%, 1/15/2021	395	367
	$ 2,409

See accompanying notes

150

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
SENIOR FLOATING RATE INTERESTS	Amount		SENIOR FLOATING RATE INTERESTS	Amount
(continued)	(000's) Value (000's)		(continued)	(000's) Value (000's)
Computers - 0.03%			Retail - 0.49%
Spansion Inc, Term Loan B-Exit			DineEquity Inc, Term Loan
6.50%, 2/9/2015(e)	$ 98 $	99	6.00%, 10/7/2017(e)	$ 124	$ 126
			Dunkin Brands Inc, Term Loan B
Diversified Financial Services - 0.05%			5.75%, 10/25/2017(e)	200	202
American General Finance Corp, Term Loan			Gymboree Corp, Term Loan
7.25%, 4/21/2015(e)	100	101	5.50%, 10/22/2017(e)	105	106
Nuveen Investments Inc, Term Loan B			Outback Steakhouse, Term Loan
0.00%, 11/13/2014(e),(f)	85	81	1.03%, 6/14/2013(e)	3	3
	$ 182		2.74%, 6/14/2013(e)	101	96
Electric - 0.03%			Petco Animal Supplies Inc, Term Loan
Texas Competitive Electric Holdings LLC, Term			6.00%, 11/24/2017(e)	1,025	1,024
Loan B2			Phillips-Van Heusen Corp, Term Loan
3.76%, 10/29/2014(e)	115	89	4.75%, 3/16/2016(e)	105	107
					$ 1,664
Entertainment - 0.06%			Semiconductors - 0.06%
CCM Merger Inc, Term Loan B			Freescale Semiconductor Inc, Term Loan
8.50%, 7/21/2012(e)	210	210	0.00%, 12/1/2016(e),(f)	100	96
			Microsemi Corp, Term Loan
Environmental Control - 0.02%			5.00%, 10/30/2017(e)	100	101
Darling International Inc, Term Loan B-New					$ 197
0.00%, 11/9/2016(e),(f)	70	71	Software - 0.17%
			First Data Corp, Term Loan B1
Healthcare - Services - 0.18%			3.01%, 12/24/2014(e)	423	391
Aurora Diagnostics LLC, Term Loan			MedAssets Inc, Term Loan
6.25%, 4/20/2016(e)	51	51	5.25%, 11/15/2016(e)	100	100
HCA Inc, Term Loan B1			Reynolds & Reynolds Co, Term Loan
2.55%, 11/18/2013(e)	145	144	5.25%, 4/1/2017(e)	98	99
Multiplan Inc, Term Loan					$ 590
6.50%, 7/9/2017(e)	253	255
			Telecommunications - 0.10%
Renal Advantage Holdings, Term Loan B			Intelsat Jackson Holdings Ltd, Term Loan
5.75%, 12/8/2016(e)	150	150	3.29%, 2/1/2014(e)	100	95
	$ 600		Intelsat Jackson Holdings Ltd, Term Loan B-New
Insurance - 0.13%			0.00%, 4/6/2018(e),(f)	25	25
Asurion Corp, PIK Term Loan			Level 3, Term Loan
0.00%, 7/7/2015(e),(f)	140	132	2.54%, 3/13/2014(e)	100	95
Asurion Corp, Term Loan			Syniverse Technologies Inc, Term Loan
6.75%, 3/31/2015(e)	295	296	0.00%, 12/21/2017(e),(f)	110	111
	$ 428				$ 326
Internet - 0.01%			TOTAL SENIOR FLOATING RATE INTERESTS		$ 6,599
Open Solutions Inc, Term Loan B				Principal
2.42%, 1/23/2014(e)	50	42	U.S. GOVERNMENT & GOVERNMENT	Amount
			AGENCY OBLIGATIONS - 39.94%	(000's)	Value (000's)
Lodging - 0.03%			Federal Home Loan Mortgage Corporation (FHLMC) - 7.84%
Harrah's Operating Co Inc, Term Loan B1			3.50%, 1/15/2026(g),(h)	$ 1,000	$ 1,006
3.29%, 1/28/2015(e)	100	90	3.66%, 2/1/2034(e),(g)	8	8
			4.00%, 8/1/2024(g)	141	146
Machinery - Diversified - 0.02%			4.00%, 8/1/2025(g)	2,084	2,162
Manitowoc Company Inc, Term Loan B			4.00%, 1/1/2026(g),(h)	1,000	1,027
8.00%, 4/14/2014(e)	70	71	4.00%, 11/1/2040(g)	1,498	1,491
			4.00%, 1/1/2041(g),(h)	800	794
Media - 0.13%			4.50%, 7/1/2024(g)	233	245
Univision Communications Inc, Term Loan			4.50%, 9/1/2024(g)	229	241
4.51%, 3/29/2017(e)	476	452	4.50%, 9/1/2024(g)	400	423
			4.50%, 9/1/2024(g)	329	347
Miscellaneous Manufacturing - 0.01%			4.50%, 5/1/2040(g)	1,018	1,052
Polymer Group, Term Loan			4.50%, 5/1/2040(g)	1,875	1,937
0.00%, 11/03/2011(c),(e),(f)	40	40	4.50%, 5/1/2040(g)	808	835
			4.50%, 6/1/2040(g)	587	606
Oil & Gas - 0.03%			4.50%, 8/1/2040(g)	767	788
Venoco Inc, Term Loan C			4.50%, 8/1/2040(g)	219	225
4.31%, 5/7/2014(e)	96	92	4.50%, 9/1/2040(g)	482	496
			5.00%, 5/1/2018(g)	1,005	1,072
Pharmaceuticals - 0.06%			5.00%, 10/1/2024(g)	1,022	1,093
Grifols SA, Term Loan			5.00%, 10/1/2035(g)	377	398
0.00%, 6/4/2016(e),(f)	80	81	5.00%, 6/1/2037(g)	326	342
NBTY Inc, Term Loan			5.00%, 8/1/2039(g)	174	184
6.25%, 10/1/2017(e)	135	137	5.00%, 1/1/2041(g),(h)	3,605	3,781
	$ 218		5.50%, 6/1/2024(g)	1,252	1,350
			5.50%, 3/1/2033(g)	789	847

See accompanying notes

151

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's) Value (000's)		AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.50%, 4/1/2038(g)	$ 329 $	353	5.50%, 8/1/2019(g)	$ 138	$ 150
5.50%, 5/1/2038(g)	732	783	5.50%, 8/1/2019(g)	27	29
5.61%, 2/1/2037(e),(g)	505	538	5.50%, 10/1/2019(g)	291	314
5.84%, 2/1/2037(e),(g)	373	394	5.50%, 10/1/2019(g)	158	170
6.00%, 3/1/2031(g)	46	50	5.50%, 3/1/2020(g)	4,175	4,496
6.00%, 4/1/2031(g)	4	4	5.50%, 12/1/2022(g)	210	227
6.00%, 6/1/2032(g)	161	177	5.50%, 7/1/2033(g)	2,159	2,327
6.00%, 10/1/2032(g)	119	131	5.50%, 4/1/2035(g)	401	431
6.00%, 1/1/2038(g)	540	596	5.50%, 9/1/2035(g)	938	1,008
6.50%, 4/1/2016(g)	19	20	5.50%, 8/1/2036(g)	2,835	3,049
6.50%, 3/1/2029(g)	22	24	5.50%, 2/1/2037(g)	81	87
6.50%, 5/1/2029(g)	33	37	5.50%, 4/1/2039(g)	2,256	2,416
6.50%, 4/1/2031(g)	17	19	5.67%, 2/1/2036(e),(g)	168	180
6.50%, 2/1/2032(g)	35	39	6.00%, 5/1/2031(g)	22	24
6.50%, 5/1/2032(g)	28	32	6.00%, 7/1/2035(g)	947	1,034
6.50%, 5/1/2032(g)	99	111	6.00%, 5/1/2036(g)	140	154
6.50%, 4/1/2035(g)	60	67	6.00%, 2/1/2037(g)	3,805	4,148
7.00%, 12/1/2029(g)	48	55	6.00%, 2/1/2038(g)	668	732
7.00%, 6/1/2030(g)	9	10	6.50%, 8/1/2031(g)	74	83
7.00%, 12/1/2030(g)	7	8	6.50%, 3/1/2032(g)	37	41
7.00%, 1/1/2031(g)	14	16	6.50%, 7/1/2037(g)	284	321
7.00%, 1/1/2031(g)	4	4	6.50%, 7/1/2037(g)	193	218
7.00%, 2/1/2031(g)	7	8	6.50%, 2/1/2038(g)	184	206
7.00%, 12/1/2031(g)	148	169	6.50%, 3/1/2038(g)	138	154
7.50%, 4/1/2030(g)	17	20	7.00%, 2/1/2032(g)	49	56
7.50%, 9/1/2030(g)	10	12			$ 69,375
7.50%, 3/1/2031(g)	50	57	Government National Mortgage Association (GNMA) - 3.81%
8.00%, 9/1/2030(g)	88	103	4.50%, 8/15/2040	3,522	3,681
	$ 26,733		5.00%, 2/15/2034	1,494	1,596
Federal National Mortgage Association (FNMA) - 20.36%			5.00%, 8/20/2040	3,762	4,001
2.59%, 3/1/2035(e),(g)	157	164	5.00%, 1/1/2041(h)	680	723
2.65%, 7/1/2034(e),(g)	7	7	5.50%, 12/20/2033	720	782
2.72%, 7/1/2034(e),(g)	62	65	5.50%, 5/20/2035	95	103
3.50%, 1/15/2026(g),(h)	5,050	5,085	6.00%, 1/20/2029	112	123
4.00%, 10/1/2019(g)	332	348	6.00%, 7/20/2029	20	23
4.00%, 8/1/2020(g)	1,365	1,428	6.00%, 12/15/2033	103	115
4.00%, 5/1/2024(g)	1,182	1,221	6.00%, 12/20/2036	614	675
4.00%, 7/1/2024(g)	344	355	6.50%, 3/20/2028	17	19
4.00%, 5/1/2025(g)	402	416	6.50%, 5/20/2029	14	16
4.00%, 9/1/2025(g)	631	657	6.50%, 12/15/2032	910	1,033
4.00%, 11/1/2040(g)	4,785	4,767	7.00%, 3/15/2031	29	34
4.00%, 12/1/2040(g)	1,498	1,491	7.50%, 5/15/2029	23	26
4.00%, 1/1/2041(g),(h)	600	597	8.00%, 12/15/2030	17	20
4.50%, 1/1/2020(g)	235	248			$ 12,970
4.50%, 4/1/2024(g)	590	623	U.S. Treasury - 7.93%
4.50%, 3/1/2025(g)	1,104	1,160	1.88%, 8/31/2017(i)	3,400	3,246
4.50%, 7/1/2025(g)	353	371	2.75%, 2/15/2019	3,400	3,356
4.50%, 6/1/2039(g)	240	247	3.13%, 1/31/2017	3,500	3,637
4.50%, 7/1/2039(g)	186	192	3.13%, 5/15/2019	1,150	1,162
4.50%, 8/1/2039(g)	588	606	3.38%, 11/15/2019	2,000	2,042
4.50%, 5/1/2040(g)	589	608	4.13%, 5/15/2015	35	38
4.50%, 5/1/2040(g)	1,216	1,259	4.38%, 5/15/2040	1,900	1,909
4.50%, 8/1/2040(g)	736	756	4.50%, 2/15/2036	2,000	2,070
4.50%, 8/1/2040(g)	660	680	6.00%, 2/15/2026	5,925	7,326
4.50%, 9/1/2040(g)	3,462	3,567	8.13%, 8/15/2019	1,600	2,229
4.50%, 1/1/2041(g),(h)	3,815	3,916			$ 27,015
5.00%, 7/1/2035(g)	175	185	TOTAL U.S. GOVERNMENT &
5.00%, 5/1/2039(g)	796	845	GOVERNMENT AGENCY OBLIGATIONS		$ 136,093
5.00%, 12/1/2039(g)	1,084	1,141
5.00%, 12/1/2039(g)	164	174		Maturity
5.00%, 2/1/2040(g)	680	717		Amount
5.00%, 2/1/2040(g)	737	776	REPURCHASE AGREEMENTS - 0.72%	(000's)	Value (000's)
5.00%, 1/1/2041(g),(h)	7,875	8,279	Banks - 0.72%
5.50%, 1/1/2018(g)	2,000	2,154	Investment in Joint Trading Account; Credit Suisse $	883	$ 883
5.50%, 3/1/2018(g)	1,140	1,229	Repurchase Agreement; 0.15% dated
5.50%, 1/1/2019(g)	658	709	12/31/10 maturing 01/03/11 (collateralized by
5.50%, 6/1/2019(g)	105	113	US Treasury Note; $900,895; 2.25%; dated
5.50%, 7/1/2019(g)	109	118	01/31/15)
5.50%, 7/1/2019(g)	42	46

See accompanying notes

152

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2010

Portfolio Summary (unaudited)
			Sector	Percent
	Maturity		Mortgage Securities	48 .14%
	Amount		Financial	15 .86%
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)	Government	9 .32%
Banks (continued)			Communications	6 .66%
Investment in Joint Trading Account; Deutsche $	252	$ 252
Bank Repurchase Agreement; 0.22% dated			Energy	5 .23%
			Asset Backed Securities	4 .54%
12/31/10 maturing 01/03/11 (collateralized by			Consumer, Non-cyclical	4 .20%
Sovereign Agency Issues; $257,398; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)			Industrial	3 .29%
			Consumer, Cyclical	3 .09%
Investment in Joint Trading Account; Merrill	1,009	1,009	Utilities	2 .35%
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by			Technology	1 .45%
			Basic Materials	1 .02%
Sovereign Agency Issues; $1,029,594; 0.00%;			General Obligation	0 .19%
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	315	316	Revenue	0 .15%
			Diversified	0 .02%
Stanley Repurchase Agreement; 0.12% dated			Liabilities in Excess of Other Assets, Net	(5 .51)%
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $321,748; 1.98% -			TOTAL NET ASSETS	100.00%
2.68%; dated 01/21/14 - 06/07/18)
$ 2,460
TOTAL REPURCHASE AGREEMENTS		$ 2,460
Total Investments		$ 359,494
Liabilities in Excess of Other Assets, Net - (5.51)%		$ (18,759)
TOTAL NET ASSETS - 100.00%		$ 340,735

(a)	Security is Illiquid
(b)	Non-Income Producing Security
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $4,386 or 1.29% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $52,426 or 15.39% of net assets.
(e)	Variable Rate. Rate shown is in effect at December 31, 2010.
(f)	This Senior Floating Rate Note will settle after December 31, 2010, at which time the interest rate will be determined.
(g)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(h)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(i)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $477 or 0.14% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 9,348
Unrealized Depreciation		(21,726)
Net Unrealized Appreciation (Depreciation)		$ (12,378)
Cost for federal income tax purposes		$ 371,872
All dollar amounts are shown in thousands (000's)

Credit Default Swaps

						Unrealized/
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty (Issuer)	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Barclays Bank PLC	CDX.NA.HY.15	Buy	(5.00)%	12/20/2015	$ 3,930	$ (168)
Barclays Bank PLC	CMBX.NA.A.1	Sell	0.35%	10/12/2052	500	4
Morgan Stanley Capital Services Inc	CDX.NA.HY.15	Buy	(5.00)%	12/20/2015	3,570	(151)
Morgan Stanley Capital Services Inc	CMBX.NA.A.1	Sell	0.35%	10/12/2052	500	5

All dollar amounts are shown in thousands (000's)

See accompanying notes

153

		Schedule of Investments
		Diversified Balanced Account
		December 31, 2010

INVESTMENT COMPANIES - 99.83%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 64.89%
Bond Market Index Fund (a)	8,199,165 $	85,025
International Equity Index Fund (a)	1,112,112	11,610
MidCap S&P 400 Index Fund (a)	480,331	6,744
SmallCap S&P 600 Index Fund (a)	424,400	6,706
	$ 110,085
Principal Variable Contracts Funds, Inc. Class 1 - 34.94%
LargeCap S&P 500 Index Account (a)	6,652,627	59,275

TOTAL INVESTMENT COMPANIES	$ 169,360
Total Investments	$ 169,360
Other Assets in Excess of Liabilities, Net - 0.17%	$ 296
TOTAL NET ASSETS - 100.00%	$ 169,656

(a) Affiliated Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 8,955
Unrealized Depreciation	(1,166)
Net Unrealized Appreciation (Depreciation)	$ 7,789
Cost for federal income tax purposes	$ 161,571
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	50 .12%
Domestic Equity Funds	42 .87%
International Equity Funds	6 .84%
Other Assets in Excess of Liabilities, Net	0 .17%
TOTAL NET ASSETS	100.00%

See accompanying notes

154

Schedule of Investments
Diversified Balanced Account
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	—	$ —	8,843,187	$ 92,310	644,022	$ 6,692	8,199,165	$ 85,619
International Equity Index Fund	—	—	1,247,148	11,989	135,036	1,315	1,112,112	10,675
LargeCap S&P 500 Index Account	—	—	7,103,890	57,429	451,263	3,831	6,652,627	53,596
MidCap S&P 400 Index Fund	—	—	529,117	6,574	48,786	653	480,331	5,922
Money Market Fund	—	—	1,291,756	1,292	1,291,756	1,292	—	—
SmallCap S&P 600 Index Fund	—	—	480,027	6,592	55,627	834	424,400	5,759

		$ —		$ 176,186		$ 14,617		$ 161,571

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond Market Index Fund	$ 1,566		$ 1			$ —
International Equity Index Fund		204			1			—
LargeCap S&P 500 Index Account		671			(2)			—
MidCap S&P 400 Index Fund		123			1			—
Money Market Fund		—			—			—
SmallCap S&P 600 Index Fund		64			1			—
	$ 2,628		$ 2			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

155

		Schedule of Investments
		Diversified Growth Account
		December 31, 2010

INVESTMENT COMPANIES - 100.00%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 54.94%
Bond Market Index Fund (a)	10,992,633 $	113,994
International Equity Index Fund (a)	3,043,122	31,770
MidCap S&P 400 Index Fund (a)	1,149,942	16,145
SmallCap S&P 600 Index Fund (a)	1,016,058	16,054
	$ 177,963
Principal Variable Contracts Funds, Inc. Class 1 - 45.06%
LargeCap S&P 500 Index Account (a)	16,382,250	145,966

TOTAL INVESTMENT COMPANIES	$ 323,929
Total Investments	$ 323,929
Liabilities in Excess of Other Assets, Net - 0.00%	$ (4)
TOTAL NET ASSETS - 100.00%	$ 323,925

(a) Affiliated Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 20,915
Unrealized Depreciation	(1,689)
Net Unrealized Appreciation (Depreciation)	$ 19,226
Cost for federal income tax purposes	$ 304,703
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55 .00%
Fixed Income Funds	35 .19%
International Equity Funds	9 .81%
Liabilities in Excess of Other Assets, Net	0 .00%
TOTAL NET ASSETS	100.00%

See accompanying notes

156

Schedule of Investments
Diversified Growth Account
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	—	$ —	11,319,118	$ 118,339	326,485	$ 3,401	10,992,633	$ 114,938
International Equity Index Fund	—	—	3,305,895	31,947	262,773	2,550	3,043,122	29,397
LargeCap S&P 500 Index Account	—	—	17,198,080	139,420	815,830	6,995	16,382,250	132,428
MidCap S&P 400 Index Fund	—	—	1,258,185	15,581	108,243	1,444	1,149,942	14,138
Money Market Fund	—	—	2,106,639	2,107	2,106,639	2,107	—	—
SmallCap S&P 600 Index Fund	—	—	1,140,542	15,654	124,484	1,854	1,016,058	13,802

		$ —		$ 323,048		$ 18,351		$ 304,703

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond Market Index Fund	$ 2,070		$ —			$ —
International Equity Index Fund		557			—			—
LargeCap S&P 500 Index Account		1,617			3			—
MidCap S&P 400 Index Fund		286			1			—
Money Market Fund		—			—			—
SmallCap S&P 600 Index Fund		152			2			—
	$ 4,682		$ 6			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

157

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS - 97.48%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 0.68%			Banks (continued)
Chemring Group PLC	274 $	12	Chuo Mitsui Trust Holdings Inc	448,000 $	1,860
Meggitt PLC	29,268	169	Credicorp Ltd	1,847	220
MTU Aero Engines Holding AG	22,474	1,503	DBS Group Holdings Ltd	112,000	1,250
Safran SA	55,093	1,951	DnB NOR ASA	202,630	2,844
	$ 3,635		Gunma Bank Ltd/The	27,000	148
Agriculture - 1.03%			Home Capital Group Inc	3,000	156
British American Tobacco PLC	109,853	4,219	HSBC Holdings PLC	788,008	7,999
Bunge Ltd	9,786	641	ICICI Bank Ltd ADR	9,605	486
Golden Agri-Resources Ltd - Warrants (a)	170,932	32	Industrial and Commercial Bank of China Ltd	876,555	653
ITC Ltd	71,805	281	Industrial Bank of Korea (a)	34,160	564
Souza Cruz SA	6,100	332	Krung Thai Bank PCL (b)	969,861	557
	$ 5,505		Laurentian Bank of Canada	2,300	111
Airlines - 0.56%			Malayan Banking Bhd	380,800	1,050
Air China Ltd (a)	576,000	647	Mitsubishi UFJ Financial Group Inc	247,900	1,340
British Airways PLC (a)	297,846	1,265	Mizrahi Tefahot Bank Ltd	98,909	1,087
Deutsche Lufthansa AG (a)	43,951	966	National Bank of Canada	30,900	2,129
Jazz Air Income Fund	25,000	131	Nedbank Group Ltd	24,558	486
	$ 3,009		Nordea Bank AB	319,140	3,471
Apparel - 0.48%			Powszechna Kasa Oszczednosci Bank Polski SA	29,331	429
			Sberbank of Russia (b)	416,756	1,420
Christian Dior SA	13,561	1,937
Far Eastern New Century Corp	388,140	658	Societe Generale	53,110	2,854
	$ 2,595		Standard Chartered PLC	146,181	3,933
			Sumitomo Mitsui Financial Group Inc	84,900	3,024
Automobile Manufacturers - 5.17%			Turkiye Vakiflar Bankasi Tao	70,270	178
Bayerische Motoren Werke AG	33,584	2,635
Daihatsu Motor Co Ltd	75,000	1,151	United Overseas Bank Ltd	160,000	2,269
Daimler AG (a)	61,164	4,162		$ 63,951
Dongfeng Motor Group Co Ltd	439,920	758	Beverages - 1.64%
Honda Motor Co Ltd	77,700	3,077	Anheuser-Busch InBev NV	44,081	2,521
Hyundai Motor Co	7,666	1,172	Britvic PLC	15,426	114
Kia Motors Corp	18,400	820	Carlsberg A/S	23,816	2,385
Mahindra & Mahindra Ltd	48,581	845	Cia de Bebidas das Americas ADR	53,575	1,662
Nissan Motor Co Ltd	315,000	2,999	Dydo Drinco Inc	3,900	150
Renault SA (a)	30,019	1,745	Fomento Economico Mexicano SAB de CV ADR	12,607	705
Scania AB	77,302	1,778	Heineken NV	25,425	1,247
Tata Motors Ltd	35,429	1,037		$ 8,784
Volkswagen AG - PFD	16,611	2,704	Building Materials - 0.10%
Volvo AB - B Shares	156,881	2,764	China National Building Material Co Ltd	155,774	357
	$ 27,647		Forbo Holding AG	265	167
Automobile Parts & Equipment - 1.77%				$ 524
Aisin Seiki Co Ltd	43,500	1,539	Chemicals - 4.62%
Continental AG (a)	18,011	1,404	Agrium Inc	15,000	1,380
Georg Fischer AG (a)	269	152	Arkema SA	2,684	193
Haldex AB (a)	9,943	156	BASF SE	72,454	5,810
Iochpe-Maxion SA	10,700	155	Croda International PLC	6,966	175
Keihin Corp	6,192	139	Daicel Chemical Industries Ltd	180,006	1,315
Magna International Inc	45,400	2,370	Formosa Chemicals & Fibre Corp	359,000	1,209
Marcopolo SA	20,800	88	Formosa Plastics Corp	127,000	425
NHK Spring Co Ltd	7,000	76	Lanxess AG	23,233	1,822
Nissin Kogyo Co Ltd	8,100	151	LG Chem Ltd	3,343	1,152
Unipres Corp	7,800	155	Linde AG	12,751	1,944
Valeo SA (a)	54,129	3,072	Lintec Corp	4,810	127
	$ 9,457		Nan Ya Plastics Corp	143,000	357
Banks - 11.95%			Nippon Shokubai Co Ltd	15,912	165
Aareal Bank AG (a)	4,251	130	Potash Corp of Saskatchewan Inc	21,500	3,340
Australia & New Zealand Banking Group Ltd	128,193	3,062	Rhodia SA	62,726	2,075
Axis Bank Ltd	10,615	324	Yara International ASA	40,130	2,321
Banca Generali SpA	4,516	55	Zeon Corp	111,000	930
Banco do Brasil SA	62,245	1,178		$ 24,740
Bangkok Bank PCL	191,400	968	Coal - 0.31%
Bank Leumi Le-Israel BM	327,290	1,676	Banpu PCL	10,700	280
Bank Mandiri Tbk PT	759,000	548	Coal India Ltd (a)	19,587	138
Bank of China Ltd	2,619,500	1,382	Exxaro Resources Ltd	29,929	619
Bank of Montreal	39,200	2,266	Grande Cache Coal Corp (a)	13,700	144
Bank of Yokohama Ltd/The	304,366	1,578	New World Resources NV	14,100	204
BNP Paribas	58,216	3,704	Riversdale Mining Ltd (a)	8,372	146
Busan Bank	27,860	352	Whitehaven Coal Ltd	20,882	143
Canadian Imperial Bank of Commerce/Canada	39,700	3,128		$ 1,674
Canadian Western Bank	6,100	174	Commercial Services - 0.19%
Chiba Bank Ltd/The	189,063	1,229	Aggreko PLC	34,302	792
China Construction Bank Corp	1,872,535	1,679	Ashtead Group PLC	41,802	113

See accompanying notes

158

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Electronics (continued)
Prosegur Cia de Seguridad SA	2,358 $	133	Keyence Corp	6,900 $	1,999
	$ 1,038		Koninklijke Philips Electronics NV	74,386	2,278
Computers - 1.44%			Minebea Co Ltd	171,000	1,078
Asustek Computer Inc	55,000	522	Murata Manufacturing Co Ltd	28,800	2,018
CGI Group Inc (a)	58,767	1,017	Omron Corp	74,600	1,976
HTC Corp	8,150	252	Pegatron Corp (a)	201,000	290
Infosys Technologies Ltd ADR	18,200	1,385	Renishaw PLC	5,493	105
Itochu Techno-Solutions Corp	3,500	131	Rexel SA (a)	5,191	113
Lenovo Group Ltd	816,000	523	Toyo Corp/Chuo-ku	12,700	136
Lite-On Technology Corp	386,898	532	Tripod Technology Corp	51,000	208
Melco Holdings Inc	4,000	140		$ 13,738
Obic Co Ltd	680	140	Engineering & Construction - 0.67%
Tata Consultancy Services Ltd	43,111	1,124	Bilfinger Berger SE	10,379	865
TDK Corp	24,000	1,670	Bradken Ltd	15,254	141
Wistron Corp	142,000	289	China Railway Group Ltd	447,000	323
	$ 7,725		Daelim Industrial Co Ltd (a)	7,262	752
Consumer Products - 0.60%			NCC AB	8,494	187
Reckitt Benckiser Group PLC	56,359	3,097	Nippo Corp	18,000	125
Societe BIC SA	1,556	134	SembCorp Industries Ltd	298,000	1,193
	$ 3,231			$ 3,586
Distribution & Wholesale - 1.73%			Environmental Control - 0.03%
DCC PLC	5,137	162	IESI-BFC Ltd	6,369	155
D'ieteren SA	2,150	135
Inchcape PLC (a)	22,263	124	Food - 4.23%
Marubeni Corp	353,723	2,488	Aryzta AG	2,715	125
Mitsubishi Corp	120,011	3,249	Associated British Foods PLC	85,044	1,566
Ship Healthcare Holdings Inc	11,800	155	Centros Comerciales Sudamericanos SA	67,775	533
Sumitomo Corp	208,869	2,956	Cermaq ASA (a)	11,158	172
	$ 9,269		Cia Brasileira de Distribuicao Grupo Pao de Acucar	13,172	553
Diversified Financial Services - 2.33%			ADR
ARA Asset Management Ltd (c)	88,000	106	Danisco A/S	22,592	2,066
Azimut Holding SpA	17,920	162	George Weston Ltd	10,198	864
Challenger Ltd/AU	29,757	143	Indofood Sukses Makmur Tbk PT	815,500	441
Chinatrust Financial Holding Co Ltd	704,000	517	Jeronimo Martins SGPS SA	111,583	1,700
Close Brothers Group PLC	9,875	131	Kesko OYJ	22,747	1,062
Fubon Financial Holding Co Ltd	477,335	655	Marine Harvest ASA	1,748,183	1,848
GAM Holding AG	69,432	1,147	Maruha Nichiro Holdings Inc	65,000	108
Hana Financial Group Inc	21,340	814	Metro AG	29,209	2,104
IG Group Holdings PLC	15,990	127	Nestle SA	133,173	7,798
Intermediate Capital Group PLC	172,046	893	Nutreco NV	20,894	1,586
International Personal Finance PLC	23,950	144	Viscofan SA	3,470	131
Mega Financial Holding Co Ltd	1,354,000	1,043		$ 22,657
ORIX Corp	32,950	3,243	Food Service - 0.33%
Provident Financial PLC	13,369	182	Compass Group PLC	197,151	1,786
RMB Holdings Ltd	36,279	212
Schroders PLC	63,228	1,829	Forest Products & Paper - 0.64%
Tullett Prebon PLC	19,625	117	Billerud AB	12,890	112
Woori Finance Holdings Co Ltd (a)	31,950	436	Hokuetsu Kishu Paper Co Ltd	19,500	111
Woori Investment & Securities Co Ltd	26,900	559	Stora Enso OYJ	121,256	1,245
	$ 12,460		Suzano Papel e Celulose SA	39,255	350
Electric - 0.73%			Svenska Cellulosa AB	100,529	1,587
Atco Ltd	2,900	172		$ 3,405
Enel SpA	427,608	2,137	Gas - 1.01%
Federal Hydrogenerating Co JSC ADR(a)	42,298	231	Centrica PLC	408,870	2,114
International Power PLC	203,639	1,389	ENN Energy Holdings Ltd	102,000	306
	$ 3,929		GAIL India Ltd	20,886	239
Electrical Components & Equipment - 1.57%			Keyera Facilities Income Fund	3,100	110
Bekaert SA	1,685	193	Osaka Gas Co Ltd	364,000	1,412
Delta Electronics Inc	110,000	538	Tokyo Gas Co Ltd	281,417	1,248
Hitachi Ltd	871,261	4,647		$ 5,429
Mitsubishi Electric Corp	290,000	3,043	Hand & Machine Tools - 0.58%
	$ 8,421		Finning International Inc	46,900	1,278
Electronics - 2.57%			Schindler Holding AG - PC	15,522	1,836
AAC Acoustic Technologies Holdings Inc	42,000	112		$ 3,114
Alps Electric Co Ltd	137,000	1,590	Healthcare - Products - 0.67%
AU Optronics Corp (a)	582,000	605	Coloplast A/S	13,456	1,828
Electrocomponents PLC	38,061	158	DiaSorin SpA	3,197	138
Fujitsu General Ltd	23,000	139	Draegerwerk AG & Co KGaA	1,524	126
Hon Hai Precision Industry Co Ltd	203,846	821	Elekta AB	34,996	1,347
Japan Aviation Electronics Industry Ltd	14,000	112

See accompanying notes

159

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Lodging (continued)
Paramount Bed Co Ltd	4,700 $	129	SJM Holdings Ltd	134,000 $	213
	$ 3,568			$ 1,433
Healthcare - Services - 0.03%			Machinery - Construction & Mining - 0.47%
Ramsay Health Care Ltd	10,135	184	Atlas Copco AB - A Shares	87,445	2,206
			Danieli & C Officine Meccaniche SpA	5,225	167
Holding Companies - Diversified - 1.48%			Wajax Income Fund	3,800	141
Dah Chong Hong Holdings Ltd	71,000	75		$ 2,514
GS Holdings (a)	10,314	592	Machinery - Diversified - 1.09%
Imperial Holdings Ltd	54,236	1,050	Daifuku Co Ltd	20,500	143
KOC Holding AS	93,942	458	Komori Corp	13,100	155
LG Corp (a)	8,283	637	Kone OYJ	39,534	2,198
Swire Pacific Ltd	168,998	2,779	Metso OYJ	33,546	1,874
Wharf Holdings Ltd	300,000	2,308	Pfeiffer Vacuum Technology AG	829	97
	$ 7,899		Weir Group PLC/The	49,292	1,368
Home Builders - 0.30%				$ 5,835
Daiwa House Industry Co Ltd	91,000	1,118	Media - 0.39%
MRV Engenharia e Participacoes SA	54,300	511	Grupo Televisa SA ADR(a)	21,846	566
	$ 1,629		Metropole Television SA	3,457	84
Home Furnishings - 0.21%			WPP PLC	117,102	1,441
Arcelik AS	108,272	547		$ 2,091
Indesit Co SpA	11,501	123	Metal Fabrication & Hardware - 0.35%
Noritz Corp	8,200	145	Hoganas AB	2,852	111
Pioneer Corp	33,100	137	JFE Shoji Holdings Inc	18,000	84
SEB SA	1,427	148	Johnson Matthey PLC	52,078	1,655
	$ 1,100			$ 1,850
Insurance - 3.18%			Mining - 6.37%
Amlin PLC	25,967	166	Alamos Gold Inc	7,700	147
China Life Insurance Co Ltd	146,000	596	Anglo American PLC	83,384	4,336
Hannover Rueckversicherung AG	26,123	1,394	AngloGold Ashanti Ltd	13,149	653
Helvetia Holding AG	368	142	Antofagasta PLC	12,810	322
Hyundai Marine & Fire Insurance Co Ltd	29,930	690	Avoca Resources Ltd (a)	36,613	132
Lancashire Holdings Ltd	15,552	134	BHP Billiton Ltd	135,669	6,279
Legal & General Group PLC	1,270,527	1,916	Cia de Minas Buenaventura SA ADR	11,307	554
PICC Property & Casualty Co Ltd (a)	212,000	307	Grupo Mexico SAB de CV	299,700	1,234
Ping An Insurance Group Co of China Ltd	120,500	1,347	Hindalco Industries Ltd	181,276	1,001
Powszechny Zaklad Ubezpieczen SA	1,691	203	IAMGOLD Corp	79,725	1,423
Sampo OYJ	113,754	3,048	Iluka Resources Ltd (a)	21,763	203
Sanlam Ltd	202,685	859	KGHM Polska Miedz SA	19,721	1,153
Sul America SA	691	9	Medusa Mining Ltd	21,959	145
Tokio Marine Holdings Inc	90,700	2,711	MMC Norilsk Nickel ADR	28,591	687
Zurich Financial Services	13,547	3,509	Orica Ltd	64,241	1,636
	$ 17,031		Rio Tinto Ltd	98,210	8,585
Internet - 0.04%			SEMAFO Inc (a)	16,300	176
Atea ASA	9,659	97	Southern Copper Corp	9,597	468
Mail.ru Group Ltd (a),(b),(c)	2,874	99	Teck Resources Ltd	52,042	3,234
	$ 196		Umicore	32,700	1,701
Investment Companies - 0.76%				$ 34,069
ABG Sundal Collier Holding ASA	78,669	116	Miscellaneous Manufacturing - 1.51%
Delek Group Ltd	2,605	671	Aalberts Industries NV	7,912	167
Infrastructure Development Finance Co Ltd	41,248	168	Amano Corp	11,500	112
Investor AB	89,230	1,909	Ansell Ltd	11,325	147
Kinnevik Investment AB	58,556	1,193	Largan Precision Co Ltd	11,000	274
	$ 4,057		Melrose PLC	33,481	162
Iron & Steel - 0.84%			Neo Material Technologies Inc (a)	22,500	177
Cia Siderurgica Nacional SA ADR	34,613	577	Peace Mark Holdings Ltd (a),(b)	300,000	—
Ferrexpo PLC	23,403	152	Siemens AG	46,904	5,840
Hyundai Steel Co (a)	4,222	463	Wartsila OYJ	15,588	1,189
Kobe Steel Ltd	498,000	1,263		$ 8,068
Labrador Iron Ore Royalty Corp	1,800	122	Office & Business Equipment - 0.87%
Maanshan Iron & Steel	944,000	503	Canon Inc	62,500	3,241
Mount Gibson Iron Ltd (a)	70,365	153	Seiko Epson Corp	76,300	1,391
POSCO ADR	10,900	1,174		$ 4,632
Xingda International Holdings Ltd	91,000	98	Oil & Gas - 7.58%
	$ 4,505		Afren PLC (a)	63,978	147
Leisure Products & Services - 0.22%			Baytex Energy Corp	5,800	272
Sega Sammy Holdings Inc	60,600	1,153	BG Group PLC	227,971	4,606
			BP PLC	152,115	1,104
Lodging - 0.27%			Canadian Natural Resources Ltd	70,800	3,158
Genting Bhd	55,100	200	China Petroleum & Chemical Corp	1,616,000	1,547
Shangri-La Asia Ltd	376,000	1,020	CNOOC Ltd	759,000	1,801

See accompanying notes

160

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			Retail (continued)
Connacher Oil and Gas Ltd (a)	113,300 $	152	K's Holdings Corp	50,140 $	1,364
Encana Corp	64,358	1,883	Lojas Renner SA	20,600	700
EnQuest PLC (a)	1	—	Pal Co Ltd	3,750	136
Galp Energia SGPS SA	63,675	1,220	PPR	11,799	1,876
Gazprom OAO ADR	68,307	1,738	Swatch Group AG/The - BR	6,049	2,697
Idemitsu Kosan Co Ltd	10,100	1,072	Truworths International Ltd	44,048	479
Lukoil OAO ADR	26,433	1,513	WH Smith PLC	16,227	123
Oil & Natural Gas Corp Ltd	8,884	256	Whitbread PLC	53,539	1,494
PetroChina Co Ltd	765,199	1,000	Woolworths Holdings Ltd/South Africa	198,929	814
Petroleo Brasileiro SA ADR	82,436	3,119	Yamada Denki Co Ltd	17,650	1,204
Petrominerales Ltd	4,079	136		$ 18,549
Polski Koncern Naftowy Orlen S.A. (a)	37,444	579	Semiconductors - 1.61%
Reliance Industries Ltd (c)	6,455	307	Advanced Semiconductor Engineering Inc	260,000	301
Repsol YPF SA	73,585	2,050	Aixtron SE	4,579	168
Rosneft Oil Co	32,367	232	ARM Holdings PLC	226,630	1,496
Royal Dutch Shell PLC - A Shares	77,560	2,586	ASM International NV (a)	5,660	200
Royal Dutch Shell PLC - B Shares	150,877	4,975	Powertech Technology Inc	156,000	519
Seadrill Ltd	63,798	2,156	Samsung Electronics Co Ltd	3,864	3,231
Surgutneftegas OJSC ADR	19,546	209	STMicroelectronics NV	142,645	1,475
Total SA	51,289	2,718	Taiwan Semiconductor Manufacturing Co Ltd	499,140	1,216
	$ 40,536			$ 8,606
Oil & Gas Services - 1.57%			Shipbuilding - 0.19%
Acergy SA	78,083	1,914	Daewoo Shipbuilding & Marine Engineering Co	10,980	352
Calfrac Well Services Ltd	4,600	158	Ltd (a)
Canyon Services Group Inc	10,500	115	Hyundai Heavy Industries Co Ltd	1,434	560
Petrofac Ltd	77,774	1,924	Jaya Holdings Ltd (a)	187,000	106
Saipem SpA	60,964	3,001		$ 1,018
Subsea 7 Inc (a)	6,010	156
			Software - 0.49%
Technip SA	12,191	1,126	Aero Inventory PLC (a),(b)	19,271	—
	$ 8,394		SAP AG	29,389	1,489
Pharmaceuticals - 5.45%			Temenos Group AG (a)	27,267	1,135
AstraZeneca PLC	100,037	4,557		$ 2,624
China Shineway Pharmaceutical Group Ltd	108,000	310	Storage & Warehousing - 0.03%
GlaxoSmithKline PLC	72,131	1,394	Mitsui-Soko Co Ltd	32,000	134
KYORIN Holdings Inc	9,000	158
Novartis AG	96,239	5,656	Telecommunications - 7.10%
Novo Nordisk A/S	38,841	4,380	ADVA AG Optical Networking (a)	16,851	132
Roche Holding AG	28,465	4,171	Advanced Info Service PCL	74,800	209
Shire PLC	107,326	2,582	America Movil SAB de CV ADR	34,199	1,961
Sihuan Pharmaceutical Holdings Group Ltd (a)	231,000	169	Axiata Group Bhd (a)	323,300	498
Takeda Pharmaceutical Co Ltd	60,000	2,952	BT Group PLC	1,014,173	2,859
Teva Pharmaceutical Industries Ltd ADR	53,990	2,814	China Mobile Ltd	152,785	1,517
	$ 29,143		China Telecom Corp Ltd	984,000	515
Real Estate - 1.86%			Chunghwa Telecom Co Ltd (a)	320,000	813
Arnest One Corp	8,492	109	D-Link Corp	262,000	270
Brookfield Asset Management Inc	103,458	3,455	Eutelsat Communications	32,884	1,204
Daito Trust Construction Co Ltd	23,700	1,623	Koninklijke KPN NV	154,598	2,256
FKP Property Group	139,526	122	Mobile Telesystems OJSC ADR	35,975	751
Gazit-Globe Ltd	11,761	150	NTT DoCoMo Inc	2,266	3,958
Great Eagle Holdings Ltd	50,000	155	Portugal Telecom SGPS SA	118,683	1,329
Guangzhou R&F Properties Co Ltd	175,200	251	Softbank Corp	52,400	1,814
Henderson Land Development Co Ltd - Warrants	34,400	8	Taiwan Mobile Co Ltd	176,000	421
(a)			Tele2 AB	90,818	1,885
Hongkong Land Holdings Ltd	222,000	1,603	Telefonica SA	140,215	3,179
Keppel Land Ltd	380,000	1,421	Telenet Group Holding NV (a)	35,618	1,403
Tokyo Tatemono Co Ltd	202,000	936	Telenor ASA	179,323	2,913
Wihlborgs Fastigheter AB	3,913	113	TeliaSonera AB	184,092	1,459
	$ 9,946		Vodacom Group Ltd	68,965	801
REITS - 0.36%			Vodafone Group PLC	2,257,229	5,835
CapitaMall Trust	281,000	427		$ 37,982
Dundee Real Estate Investment Trust	4,700	143	Textiles - 0.05%
Japan Logistics Fund Inc	9	85	Cia Hering	16,500	268
Kenedix Realty Investment Corp	39	183
RioCan Real Estate Investment Trust	48,900	1,082	Transportation - 0.97%
	$ 1,920		Canadian National Railway Co	43,000	2,869
Retail - 3.47%			Cargotec Oyj	2,626	137
Aeon Co Ltd	212,430	2,658	Construcciones y Auxiliar de Ferrocarriles SA	256	134
Amplifon SpA	27,879	139	Stagecoach Group PLC	35,582	118
Cie Financiere Richemont SA	42,081	2,476	West Japan Railway Co	381	1,424
Dufry Group (a)	1,171	158
Inditex SA	29,798	2,231

See accompanying notes

161

     Schedule of Investments Diversified International Account December 31, 2010

			(c) Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
COMMON STOCKS (continued)		Shares Held Value (000's)	registration, normally to qualified institutional buyers. Unless otherwise
Transportation (continued)			indicated, these securities are not considered illiquid. At the end of the
Yang Ming Marine Transport Corp (a)	550,000 $	533
			period, the value of these securities totaled $512 or 0.10% of net assets.
		$ 5,215
Water - 0.74%
Northumbrian Water Group PLC	24,515	127
Pennon Group PLC	104,460	1,042	Unrealized Appreciation (Depreciation)
Severn Trent PLC	50,075	1,154	The net federal income tax unrealized appreciation (depreciation) and federal tax
United Utilities Group PLC	175,844	1,623	cost of investments held as of the period end were as follows:
		$ 3,946
TOTAL COMMON STOCKS		$ 521,559	Unrealized Appreciation	$ 93,451
PREFERRED STOCKS - 2.07%		Shares Held Value (000's)	Unrealized Depreciation	(5,190)
Apparel - 0.02%			Net Unrealized Appreciation (Depreciation)	$ 88,261
Hugo Boss AG	1,665	125	Cost for federal income tax purposes	$ 445,796
			All dollar amounts are shown in thousands (000's)
Banks - 0.28%
Banco Bradesco SA	32,068	631	Portfolio Summary (unaudited)
Banco Bradesco SA - Rights (a)	527	3	Country	Percent
Itau Unibanco Holding SA	36,315	870	Japan	16 .23%
		$ 1,504	United Kingdom	13 .85%
Consumer Products - 0.53%			Germany	7 .66%
Henkel AG & Co KGaA	45,364	2,836	Canada	7 .04%
			Switzerland	6 .11%
Holding Companies - Diversified - 0.14%			France	4 .66%
Itausa - Investimentos Itau SA	96,300	766	Australia	3 .97%
			Sweden	3 .79%
Media - 0.52%			Netherlands	2 .90%
ProSiebenSat.1 Media AG	91,185	2,749	Brazil	2 .77%
			Korea, Republic Of	2 .68%
Mining - 0.58%			China	2 .51%
Vale SA	105,248	3,075	Taiwan, Province Of China	2 .50%
			Hong Kong	2 .14%
TOTAL PREFERRED STOCKS		$ 11,055	Denmark	2 .00%
			Finland	2 .00%
	Maturity		Norway	1 .93%
	Amount		Spain	1 .45%
REPURCHASE AGREEMENTS - 0.27%	(000's)	Value (000's)	India	1 .41%
Banks - 0.27%			Russian Federation	1 .28%
Investment in Joint Trading Account; Credit Suisse $	524	$ 524	Singapore	1 .27%
Repurchase Agreement; 0.15% dated			Israel	1 .20%
12/31/10 maturing 01/03/11 (collateralized by			South Africa	1 .11%
US Treasury Note; $534,534; 2.25%; dated			Italy	1 .11%
01/31/15)			Belgium	1 .11%
Investment in Joint Trading Account; Deutsche	150	150	Mexico	0 .84%
Bank Repurchase Agreement; 0.22% dated			Portugal	0 .80%
12/31/10 maturing 01/03/11 (collateralized by			Ireland	0 .78%
Sovereign Agency Issues; $152,725; 0.00% -			United States	0 .48%
3.00%; dated 09/16/14 - 10/15/20)			Poland	0 .45%
Investment in Joint Trading Account; Merrill	599	599	Bermuda	0 .42%
Lynch Repurchase Agreement; 0.15% dated			Thailand	0 .37%
12/31/10 maturing 01/03/11 (collateralized by			Malaysia	0 .33%
Sovereign Agency Issues; $610,896; 0.00%;			Turkey	0 .22%
dated 04/15/15 - 01/15/21)			Indonesia	0.18%
Investment in Joint Trading Account; Morgan	187	187	Peru	0 .14%
Stanley Repurchase Agreement; 0.12% dated			Chile	0 .10%
12/31/10 maturing 01/03/11 (collateralized by			Colombia	0 .03%
Sovereign Agency Issues; $190,905; 1.98% -			Other Assets in Excess of Liabilities, Net	0 .18%
2.68%; dated 01/21/14 - 06/07/18)			TOTAL NET ASSETS	100.00%
		$ 1,460
TOTAL REPURCHASE AGREEMENTS		$ 1,460
Total Investments		$ 534,074
Other Assets in Excess of Liabilities, Net - 0.18%		$ 937
TOTAL NET ASSETS - 100.00%		$ 535,011

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,076 or 0.39% of net assets.

See accompanying notes

162

Schedule of Investments
Equity Income Account
December 31, 2010

COMMON STOCKS - 97.42%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.76%			Healthcare - Products (continued)
Lockheed Martin Corp	60,200 $	4,209	Johnson & Johnson	112,700 $	6,971
Raytheon Co	125,300	5,806	Medtronic Inc	42,800	1,587
	$ 10,015			$ 9,792
Apparel - 1.18%			Insurance - 7.06%
VF Corp	77,600	6,688	ACE Ltd	229,600	14,293
			Allianz SE ADR	210,622	2,500
Automobile Manufacturers - 0.24%			Allstate Corp/The	168,044	5,357
PACCAR Inc	23,368	1,342	Chubb Corp	103,300	6,161
			Fidelity National Financial Inc	326,544	4,467
Automobile Parts & Equipment - 0.32%			MetLife Inc	114,400	5,084
Johnson Controls Inc	47,100	1,799	Validus Holdings Ltd	72,800	2,228
				$ 40,090
Banks - 6.84%			Machinery - Diversified - 1.28%
Banco Santander SA ADR	553,900	5,899	Deere & Co	87,800	7,292
Bank of New York Mellon Corp/The	277,475	8,380
Bank of Nova Scotia	110,756	6,335	Media - 1.03%
JP Morgan Chase & Co	6,500	276	Walt Disney Co/The	74,762	2,805
M&T Bank Corp	63,300	5,510	Yellow Media Inc	492,838	3,075
Northern Trust Corp	122,900	6,810		$ 5,880
US Bancorp	209,900	5,661	Mining - 0.81%
	$ 38,871		BHP Billiton Ltd ADR	49,300	4,581
Beverages - 0.76%
Coca-Cola Co/The	34,600	2,276	Miscellaneous Manufacturing - 3.86%
Dr Pepper Snapple Group Inc	30,012	1,055	3M Co	52,800	4,557
Molson Coors Brewing Co	19,100	959	Honeywell International Inc	67,400	3,583
	$ 4,290		Parker Hannifin Corp	96,400	8,319
Chemicals - 1.22%			Siemens AG ADR	44,000	5,467
Air Products & Chemicals Inc	29,600	2,692		$ 21,926
EI du Pont de Nemours & Co	85,000	4,240	Oil & Gas - 8.80%
	$ 6,932		Chevron Corp	129,684	11,834
Commercial Services - 0.52%			Encana Corp	220,100	6,409
Automatic Data Processing Inc	64,100	2,967	Exxon Mobil Corp	118,600	8,672
			Marathon Oil Corp	209,000	7,739
Consumer Products - 1.61%			Penn West Energy Trust	256,800	6,143
Clorox Co	35,900	2,272	Total SA ADR	171,370	9,165
Kimberly-Clark Corp	108,700	6,852		$ 49,962
	$ 9,124		Pharmaceuticals - 12.49%
Distribution & Wholesale - 1.96%			Abbott Laboratories	241,400	11,566
Genuine Parts Co	217,028	11,142	Bristol-Myers Squibb Co	363,977	9,638
			GlaxoSmithKline PLC ADR	213,618	8,378
Diversified Financial Services - 4.10%			Mead Johnson Nutrition Co	21,584	1,344
AllianceBernstein Holding LP	249,808	5,828	Merck & Co Inc	316,349	11,401
BlackRock Inc	32,800	6,251	Novartis AG ADR	138,496	8,164
Federated Investors Inc	222,503	5,823	Pfizer Inc	546,009	9,561
NYSE Euronext	179,139	5,371	Roche Holding AG ADR	179,000	6,560
	$ 23,273		Teva Pharmaceutical Industries Ltd ADR	82,800	4,316
Electric - 4.24%				$ 70,928
NextEra Energy Inc	157,700	8,199	Pipelines - 2.63%
Progress Energy Inc	172,526	7,501	Enterprise Products Partners LP	190,061	7,908
Wisconsin Energy Corp	17,900	1,054	Kinder Morgan Energy Partners LP	68,514	4,814
Xcel Energy Inc	310,800	7,319	Spectra Energy Corp	89,427	2,235
	$ 24,073			$ 14,957
Electrical Components & Equipment - 1.29%			REITS - 5.26%
Emerson Electric Co	128,390	7,340	Annaly Capital Management Inc	534,400	9,577
			Chimera Investment Corp	668,418	2,747
Entertainment - 0.53%			Digital Realty Trust Inc	167,800	8,648
OPAP SA ADR	338,600	2,993	HCP Inc	76,606	2,818
			Health Care REIT Inc	92,900	4,426
Food - 3.51%			Kimco Realty Corp	91,863	1,657
General Mills Inc	75,400	2,683		$ 29,873
Kellogg Co	47,900	2,447	Retail - 3.76%
Kraft Foods Inc	269,976	8,507	Costco Wholesale Corp	34,000	2,455
Kroger Co/The	79,900	1,787	McDonald's Corp	120,500	9,249
Sysco Corp	153,500	4,513	Wal-Mart Stores Inc	179,300	9,670
	$ 19,937			$ 21,374
Gas - 1.46%			Savings & Loans - 1.11%
Sempra Energy	158,600	8,323	Hudson City Bancorp Inc	496,500	6,325

Healthcare - Products - 1.72%			Semiconductors - 4.72%
Becton Dickinson and Co	14,600	1,234	Applied Materials Inc	134,000	1,883

See accompanying notes

163

Schedule of Investments Equity Income Account December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Semiconductors (continued)				Amount
Intel Corp	545,900 $	11,480	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Maxim Integrated Products Inc	72,300	1,708	Banks (continued)
Microchip Technology Inc	190,400	6,513	Investment in Joint Trading Account; Morgan	$ 800	$ 800
Taiwan Semiconductor Manufacturing Co Ltd	417,150	5,231	Stanley Repurchase Agreement; 0.12% dated
ADR			12/31/10 maturing 01/03/11 (collateralized by
		$ 26,815	Sovereign Agency Issues; $816,125; 1.98% -
Software - 1.70%			2.68%; dated 01/21/14 - 06/07/18)
Microsoft Corp	345,200	9,638			$ 6,241
			TOTAL REPURCHASE AGREEMENTS		$ 6,241
Telecommunications - 5.69%			Total Investments		$ 565,041
AT&T Inc	218,700	6,425	Other Assets in Excess of Liabilities, Net - 0.53%		$ 3,009
BCE Inc	173,100	6,138	TOTAL NET ASSETS - 100.00%		$ 568,050
CenturyLink Inc	36,800	1,699
Qwest Communications International Inc	200,300	1,524
Telefonica SA ADR	26,300	1,800
Verizon Communications Inc	253,100	9,056
Vodafone Group PLC ADR	215,800	5,704	Unrealized Appreciation (Depreciation)
		$ 32,346	The net federal income tax unrealized appreciation (depreciation) and federal tax
Toys, Games & Hobbies - 1.85%			cost of investments held as of the period end were as follows:
Mattel Inc	413,531	10,516
			Unrealized Appreciation		$ 98,348
Transportation - 2.11%			Unrealized Depreciation		(11,727)
Norfolk Southern Corp	81,100	5,095	Net Unrealized Appreciation (Depreciation)		$ 86,621
Union Pacific Corp	74,600	6,912	Cost for federal income tax purposes		$ 478,420
		$ 12,007	All dollar amounts are shown in thousands (000's)
TOTAL COMMON STOCKS		$ 553,411
PREFERRED STOCKS - 0.80%	Shares Held Value (000's)		Portfolio Summary (unaudited)
Banks - 0.32%			Sector		Percent
National City Capital Trust II	43,900	1,096	Financial		26 .27%
National City Capital Trust III	28,200	701	Consumer, Non-cyclical		20 .68%
		$ 1,797	Energy		11 .43%
Diversified Financial Services - 0.11%			Industrial		10 .30%
National City Capital Trust IV	24,700	643	Consumer, Cyclical		9 .84%
			Communications		6 .79%
REITS - 0.37%			Technology		6 .42%
Public Storage Inc 6.63%; Series M	66,200	1,652	Utilities		5 .71%
Public Storage Inc 7.25%; Series K	18,700	476	Basic Materials		2 .03%
		$ 2,128	Other Assets in Excess of Liabilities, Net		0 .53%
TOTAL PREFERRED STOCKS		$ 4,568	TOTAL NET ASSETS		100.00%
	Principal
	Amount
BONDS - 0.15%	(000's)	Value (000's)
Healthcare - Services - 0.08%
Aetna Inc
7.88%, 3/1/2011	$ 450	$ 455

Telecommunications - 0.07%
Telus Corp
8.00%, 6/1/2011	356	366

TOTAL BONDS		$ 821
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.10%	(000's)	Value (000's)
Banks - 1.10%
Investment in Joint Trading Account; Credit Suisse $ 2,240		$ 2,240
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $2,285,151; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	640	640
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $652,900; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	2,560	2,561
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $2,611,601; 0.00%;
dated 04/15/15 - 01/15/21)

See accompanying notes

164

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 32.61%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Automobile Asset Backed Securities - 0.24%			Mortgage Backed Securities (continued)
Capital Auto Receivables Asset Trust			Freddie Mac (continued)
5.21%, 3/17/2014(a)	$ 1,143	$ 1,169	5.50%, 9/15/2031(a)	$ 1,075	$ 1,135
			5.50%, 1/15/2033	621	678
Banks - 0.42%			5.50%, 4/15/2033(a)	1,640	1,798
Goldman Sachs Group Inc/The			5.50%, 12/15/2033	3,500	3,823
3.25%, 6/15/2012	2,000	2,076	Ginnie Mae
			4.00%, 12/16/2039	4,664	4,876
Finance - Mortgage Loan/Banker - 1.86%			4.26%, 2/16/2032	1,458	1,530
Fannie Mae			4.50%, 12/16/2035	4,928	5,207
6.63%, 11/15/2030	5,550	7,003	4.50%, 10/20/2036	5,643	5,967
Freddie Mac			5.08%, 1/16/2030(a)	820	864
5.75%, 6/27/2016	1,900	2,119	Jefferies & Co Inc
		$ 9,122	4.75%, 4/26/2037(b),(c)	2,402	2,414
Home Equity Asset Backed Securities - 0.12%			5.00%, 10/26/2036(b)	5,000	5,025
Asset Backed Securities Corp Home Equity			JP Morgan Chase Commercial Mortgage Securities
0.36%, 7/25/2036(a)	621	607	Corp
			5.79%, 9/12/2015	2,500	2,664
Mortgage Backed Securities - 29.45%			JP Morgan Reremic
Banc of America Funding Corp			4.50%, 11/25/2035(b)	4,247	3,929
0.34%, 7/20/2036(a)	146	145	Nomura Resecuritization Trust
Banc of America Mortgage Securities Inc			4.00%, 6/26/2037(b)	3,000	3,059
4.75%, 2/25/2035	990	1,002	RBSSP Resecuritization Trust
Chase Mortgage Finance Corp			6.00%, 7/26/2037(b)	863	889
6.00%, 5/25/2035	1,819	1,724	Structured Asset Securities Corp
Citigroup Mortgage Loan Trust Inc			6.00%, 4/25/2033	3,092	3,184
4.00%, 1/25/2036(b),(c)	2,871	2,871	Wachovia Bank Commercial Mortgage Trust
4.00%, 3/25/2037(b),(c)	2,651	2,638	4.70%, 5/15/2044	1,500	1,583
4.25%, 1/25/2036(b)	4,994	5,016	4.81%, 4/15/2042	3,752	3,930
4.34%, 11/25/2035(b)	4,549	4,556	5.12%, 7/15/2042	2,000	2,147
4.75%, 5/25/2035(b)	1,342	1,373	Wells Fargo Mortgage Backed Securities Trust
5.25%, 8/25/2036(b)	3,796	3,904	5.50%, 5/25/2035	2,195	2,212
5.40%, 4/25/2037(a),(b)	939	913	5.75%, 10/25/2036(a)	542	540
Countrywide Home Loan Mortgage Pass Through			6.00%, 4/25/2037	2,457	2,156
Trust			6.00%, 12/28/2037(a)	2,553	2,642
5.25%, 5/25/2034	1,149	1,143			$ 144,437
Credit Suisse First Boston Mortgage Securities			Other Asset Backed Securities - 0.49%
Corp			Chase Funding Mortgage Loan Asset-Backed
5.75%, 4/25/2033	595	609	Certificates
Credit Suisse Mortgage Capital Certificates			0.72%, 12/25/2033(a)	154	142
4.00%, 3/26/2037(b)	4,516	4,507	Saxon Asset Securities Trust
5.23%, 8/27/2037(a),(b)	2,460	2,451	0.42%, 3/25/2036(a)	2,393	2,245
6.00%, 8/26/2037(b)	4,968	5,199			$ 2,387
Fannie Mae			Regional Authority - 0.03%
0.56%, 10/25/2018(a)	326	326	US Department of Housing and Urban
4.50%, 10/25/2031	2,500	2,640	Development
4.50%, 10/25/2036	4,700	4,800	6.16%, 8/1/2011	145	145
4.50%, 7/25/2040	5,000	5,011
5.00%, 8/25/2026	256	256	TOTAL BONDS		$ 159,943
5.00%, 4/25/2040	5,000	5,143		Principal
5.00%, 5/25/2040	3,000	3,080	U.S. GOVERNMENT & GOVERNMENT	Amount
6.50%, 2/25/2047	1,622	1,788	AGENCY OBLIGATIONS - 64.65%	(000's)	Value (000's)
7.00%, 4/25/2032	669	754	Federal Home Loan Mortgage Corporation (FHLMC) - 21.55%
8.70%, 12/25/2019	10	11	2.66%, 9/1/2032(a),(e)	$ 50	$ 52
Fannie Mae Grantor Trust			4.00%, 6/1/2024(e)	1,630	1,676
0.61%, 5/25/2035(a)	794	712	4.00%, 3/1/2025(e)	2,206	2,273
Fannie Mae Whole Loan			4.00%, 8/1/2039(e)	2,583	2,567
0.41%, 5/25/2035(a),(d)	650	641	4.00%, 12/1/2040(e)	4,000	3,975
Federal Home Loan Banks			4.50%, 4/1/2018(e)	329	348
5.46%, 11/27/2015	1,318	1,429	4.50%, 6/1/2024(e)	1,448	1,513
Freddie Mac			4.50%, 8/1/2033(e)	379	392
0.56%, 6/15/2018(a)	1,312	1,315	4.50%, 8/1/2033(e)	408	421
0.66%, 7/15/2023(a)	1,518	1,521	4.50%, 6/1/2035(e)	1,718	1,776
4.00%, 9/15/2018	1,248	1,299	4.50%, 5/1/2039(e)	1,731	1,779
4.50%, 11/15/2017	415	428	4.50%, 6/1/2039(e)	2,772	2,857
4.50%, 3/15/2018	562	579	4.50%, 9/1/2039(e)	2,695	2,765
4.50%, 3/15/2040	3,000	3,017	4.50%, 11/1/2039(e)	2,570	2,636
4.50%, 5/15/2040	3,500	3,466	4.50%, 12/1/2039(e)	3,141	3,222
5.00%, 3/15/2018	671	693	4.50%, 9/1/2040(e)	6,140	6,298
5.00%, 3/15/2040	5,000	5,225	4.50%, 9/1/2040(e)	8,677	8,900

See accompanying notes

165

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
5.00%, 10/1/2025(e)	$ 1,668	$ 1,766	6.50%, 5/1/2026(e)	$ 15	$ 17
5.00%, 2/1/2033(e)	1,765	1,860	6.50%, 12/1/2027(e)	25	28
5.00%, 6/1/2033(e)	1,011	1,068	6.50%, 1/1/2028(e)	28	31
5.00%, 6/1/2033(e)	630	668	6.50%, 3/1/2028(e)	17	19
5.00%, 8/1/2033(e)	1,187	1,253	6.50%, 9/1/2028(e)	28	32
5.00%, 8/1/2033(e)	1,136	1,203	6.50%, 9/1/2028(e)	14	16
5.00%, 12/1/2034(e)	232	244	6.50%, 10/1/2028(e)	100	112
5.00%, 5/1/2035(e)	485	511	6.50%, 11/1/2028(e)	24	27
5.00%, 5/1/2035(e)	679	715	6.50%, 12/1/2028(e)	52	59
5.00%, 7/1/2035(e)	274	289	6.50%, 3/1/2029(e)	23	26
5.00%, 7/1/2035(e)	3,625	3,820	6.50%, 4/1/2029(e)	248	279
5.00%, 7/1/2035(e)	202	213	6.50%, 7/1/2031(e)	99	112
5.00%, 10/1/2035(e)	465	491	6.50%, 8/1/2031(e)	7	8
5.00%, 10/1/2038(e)	2,556	2,663	6.50%, 10/1/2031(e)	52	59
5.00%, 6/1/2039(e)	848	895	6.50%, 10/1/2031(e)	30	34
5.00%, 6/1/2039(e)	3,105	3,272	6.50%, 12/1/2031(e)	100	113
5.00%, 9/1/2039(e)	2,832	2,989	6.50%, 1/1/2032(e)	229	258
5.00%, 1/1/2040(e)	3,108	3,261	6.50%, 2/1/2032(e)	104	117
5.50%, 4/1/2018(e)	302	326	6.50%, 5/1/2032(e)	224	252
5.50%, 11/1/2018(e)	533	575	6.50%, 8/1/2032(e)	212	239
5.50%, 2/1/2024(e)	26	28	6.50%, 4/1/2035(e)	47	52
5.50%, 3/1/2024(e)	44	47	7.00%, 11/1/2012(e)	2	2
5.50%, 11/1/2032(e)	433	465	7.00%, 1/1/2013(e)	5	6
5.50%, 3/1/2033(e)	1,281	1,377	7.00%, 9/1/2023(e)	20	23
5.50%, 8/1/2033(e)	804	867	7.00%, 12/1/2023(e)	16	18
5.50%, 12/1/2033(e)	1,104	1,186	7.00%, 1/1/2024(e)	18	20
5.50%, 1/1/2034(e)	761	816	7.00%, 9/1/2027(e)	21	24
5.50%, 9/1/2035(e)	1,312	1,407	7.00%, 1/1/2028(e)	167	191
5.50%, 1/1/2038(e)	1,626	1,735	7.00%, 2/1/2028(e)	10	11
5.50%, 2/1/2038(e)	2,137	2,267	7.00%, 4/1/2028(e)	97	111
5.50%, 4/1/2038(e)	299	321	7.00%, 5/1/2028(e)	14	16
5.50%, 5/1/2038(e)	659	705	7.00%, 8/1/2028(e)	33	37
6.00%, 1/1/2013(e)	22	23	7.00%, 6/1/2031(e)	14	16
6.00%, 4/1/2017(e)	140	152	7.00%, 10/1/2031(e)	32	36
6.00%, 4/1/2017(e)	161	175	7.00%, 10/1/2031(e)	41	47
6.00%, 5/1/2017(e)	160	175	7.00%, 4/1/2032(e)	278	317
6.00%, 7/1/2017(e)	108	118	7.00%, 7/1/2036(e)	919	1,039
6.00%, 12/1/2023(e)	30	33	7.50%, 10/1/2030(e)	47	54
6.00%, 1/1/2026(e)	20	22	7.50%, 2/1/2031(e)	27	31
6.00%, 5/1/2031(e)	80	88	7.50%, 2/1/2031(e)	18	21
6.00%, 12/1/2031(e)	119	131	7.50%, 2/1/2031(e)	45	51
6.00%, 9/1/2032(e)	111	122	8.00%, 10/1/2030(e)	64	74
6.00%, 11/1/2033(e)	477	526	8.00%, 12/1/2030(e)	9	10
6.00%, 11/1/2033(e)	416	458	8.50%, 7/1/2029(e)	48	56
6.00%, 5/1/2034(e)	1,396	1,515			$ 105,692
6.00%, 5/1/2034(e)	742	812	Federal National Mortgage Association (FNMA) - 28.50%
6.00%, 9/1/2034(e)	435	477	2.65%, 7/1/2034(a),(e)	158	166
6.00%, 2/1/2035(e)	325	356	2.85%, 12/1/2032(a),(e)	117	122
6.00%, 8/1/2036(e)	1,288	1,408	3.50%, 1/15/2026(e),(f)	1,800	1,812
6.00%, 10/1/2036(a),(e)	546	596	4.00%, 12/1/2024(e)	6,776	7,048
6.00%, 3/1/2037(e)	1,366	1,484	4.00%, 5/1/2025(e)	2,415	2,497
6.00%, 3/1/2037(e)	493	540	4.00%, 8/1/2025(e)	1,881	1,944
6.00%, 12/1/2037(e)	3,323	3,622	4.00%, 5/1/2039(e)	1,858	1,850
6.00%, 1/1/2038(e)	1,808	1,989	4.00%, 11/1/2040(e)	3,994	3,977
6.00%, 1/1/2038(a),(e)	229	250	4.50%, 12/1/2019(e)	256	271
6.00%, 1/1/2038(e)	755	832	4.50%, 1/1/2020(e)	968	1,025
6.00%, 4/1/2038(e)	534	583	4.50%, 5/1/2039(e)	2,001	2,056
6.00%, 6/1/2038(e)	1,331	1,466	4.50%, 10/1/2039(e)	1,787	1,837
6.50%, 11/1/2016(e)	56	61	4.50%, 3/1/2040(e)	2,037	2,068
6.50%, 6/1/2017(e)	199	217	4.50%, 8/1/2040(e)	4,779	4,910
6.50%, 6/1/2018(e)	19	21	4.50%, 9/1/2040(e)	4,867	5,000
6.50%, 8/1/2021(e)	19	21	5.00%, 1/1/2018(e)	883	945
6.50%, 12/1/2021(e)	135	150	5.00%, 6/1/2018(e)	853	911
6.50%, 4/1/2022(e)	173	191	5.00%, 10/1/2018(e)	742	794
6.50%, 5/1/2022(e)	109	121	5.00%, 11/1/2018(e)	516	552
6.50%, 5/1/2023(e)	27	30	5.00%, 6/1/2025(e)	4,255	4,516
6.50%, 4/1/2024(e)	26	29	5.00%, 5/1/2034(e)	1,717	1,814
6.50%, 4/1/2026(e)	19	21	5.00%, 6/1/2034(e)	1,215	1,283
6.50%, 5/1/2026(e)	21	23	5.00%, 4/1/2035(e)	1,058	1,125

See accompanying notes

166

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.00%, 4/1/2035(e)	$ 473	$ 503	6.00%, 8/1/2038(e)	$ 3,795	$ 4,161
5.00%, 7/1/2035(e)	67	71	6.00%, 10/1/2038(e)	1,531	1,674
5.00%, 7/1/2035(e)	1,314	1,387	6.50%, 6/1/2016(e)	80	88
5.00%, 8/1/2035(e)	303	320	6.50%, 8/1/2017(e)	158	173
5.00%, 4/1/2039(e)	2,959	3,126	6.50%, 11/1/2023(e)	95	106
5.00%, 7/1/2039(e)	9,471	9,964	6.50%, 5/1/2024(e)	54	60
5.00%, 4/1/2040(e)	2,257	2,374	6.50%, 9/1/2024(e)	76	85
5.00%, 6/1/2040(e)	1,879	1,977	6.50%, 7/1/2025(e)	17	20
5.04%, 12/1/2033(a),(e)	607	642	6.50%, 8/1/2025(e)	56	64
5.50%, 8/1/2017(e)	215	232	6.50%, 2/1/2026(e)	22	25
5.50%, 12/1/2017(e)	236	254	6.50%, 3/1/2026(e)	6	7
5.50%, 1/1/2018(e)	456	492	6.50%, 5/1/2026(e)	22	24
5.50%, 5/1/2018(e)	595	642	6.50%, 6/1/2026(e)	10	11
5.50%, 7/1/2019(e)	175	189	6.50%, 7/1/2028(e)	21	24
5.50%, 8/1/2019(e)	93	101	6.50%, 9/1/2028(e)	24	27
5.50%, 8/1/2019(e)	55	59	6.50%, 2/1/2029(e)	10	11
5.50%, 8/1/2019(e)	45	49	6.50%, 3/1/2029(e)	33	37
5.50%, 8/1/2019(e)	41	45	6.50%, 4/1/2029(e)	45	50
5.50%, 8/1/2019(e)	102	110	6.50%, 7/1/2029(e)	342	388
5.50%, 8/1/2019(e)	218	235	6.50%, 6/1/2031(e)	14	15
5.50%, 9/1/2019(e)	248	268	6.50%, 6/1/2031(e)	26	29
5.50%, 10/1/2019(e)	83	90	6.50%, 9/1/2031(e)	82	92
5.50%, 5/1/2024(e)	140	150	6.50%, 1/1/2032(e)	35	39
5.50%, 2/1/2033(e)	546	589	6.50%, 3/1/2032(e)	45	51
5.50%, 3/1/2033(e)	2,351	2,531	6.50%, 3/1/2032(e)	157	176
5.50%, 5/1/2033(e)	79	85	6.50%, 4/1/2032(e)	199	224
5.50%, 5/1/2033(e)	415	447	6.50%, 8/1/2032(e)	72	81
5.50%, 6/1/2033(e)	833	897	6.50%, 11/1/2032(e)	57	64
5.50%, 6/1/2033(e)	367	396	6.50%, 11/1/2032(e)	76	85
5.50%, 9/1/2033(e)	5,595	6,067	6.50%, 12/1/2032(e)	143	161
5.50%, 2/1/2034(e)	1,844	1,976	6.50%, 2/1/2033(e)	109	122
5.50%, 4/1/2034(e)	215	231	6.50%, 7/1/2034(e)	188	213
5.50%, 8/1/2034(e)	403	431	6.50%, 7/1/2034(e)	398	450
5.50%, 9/1/2034(e)	2,126	2,289	6.50%, 2/1/2036(e)	875	972
5.50%, 9/1/2035(e)	2,235	2,417	6.50%, 5/1/2036(e)	1,019	1,146
5.50%, 11/1/2035(e)	1,521	1,639	6.50%, 12/1/2036(e)	590	662
5.50%, 8/1/2036(e)	636	684	6.50%, 7/1/2037(e)	150	169
5.50%, 2/1/2037(e)	75	81	6.50%, 7/1/2037(e)	218	247
5.50%, 3/1/2038(e)	823	893	6.50%, 2/1/2038(e)	144	161
5.50%, 3/1/2038(e)	1,638	1,765	6.50%, 3/1/2038(e)	106	119
5.50%, 3/1/2038(e)	2,202	2,357	6.50%, 2/1/2039(e)	2,250	2,519
5.50%, 3/1/2038(e)	2,258	2,417	7.00%, 1/1/2027(e)	9	11
5.50%, 5/1/2038(e)	1,445	1,563	7.00%, 11/1/2027(e)	13	15
5.50%, 8/1/2038(e)	781	847	7.00%, 8/1/2028(e)	65	75
5.50%, 9/1/2038(e)	1,336	1,434	7.00%, 12/1/2028(e)	44	50
5.97%, 10/1/2036(a),(e)	526	562	7.00%, 4/1/2029(e)	21	24
6.00%, 8/1/2016(e)	139	151	7.00%, 10/1/2029(e)	92	104
6.00%, 12/1/2016(e)	143	156	7.00%, 5/1/2031(e)	6	7
6.00%, 8/1/2017(e)	241	263	7.00%, 11/1/2031(e)	162	185
6.00%, 6/1/2022(e)	140	154	7.50%, 4/1/2022(e)	5	6
6.00%, 11/1/2023(e)	5	6	7.50%, 7/1/2027(e)	2	3
6.00%, 3/1/2026(e)	10	11	7.50%, 11/1/2029(e)	30	34
6.00%, 11/1/2028(e)	71	78	7.50%, 5/1/2031(e)	69	80
6.00%, 8/1/2031(e)	245	269	8.00%, 5/1/2022(e)	2	2
6.00%, 12/1/2031(e)	94	103	8.00%, 5/1/2027(e)	84	96
6.00%, 1/1/2033(e)	401	441	8.00%, 9/1/2027(e)	19	22
6.00%, 2/1/2034(e)	66	73	8.00%, 6/1/2030(e)	8	9
6.00%, 9/1/2036(e)	1,454	1,587	8.50%, 2/1/2023(e)	2	2
6.00%, 4/1/2037(e)	1,239	1,364	8.50%, 10/1/2027(e)	41	48
6.00%, 5/1/2037(e)	1,855	2,018	9.00%, 9/1/2030(e)	16	19
6.00%, 7/1/2037(e)	2,257	2,468			$ 139,776
6.00%, 9/1/2037(e)	1,538	1,673	Government National Mortgage Association (GNMA) - 10.26%
6.00%, 9/1/2037(e)	3,900	4,252	4.00%, 3/20/2040	4,108	4,141
6.00%, 11/1/2037(e)	414	453	4.50%, 9/20/2039	3,035	3,156
6.00%, 12/1/2037(e)	164	179	4.50%, 3/20/2040	3,769	3,918
6.00%, 3/1/2038(e)	375	411	4.50%, 7/15/2040	11,875	12,390
6.00%, 4/1/2038(e)	555	604	5.00%, 9/15/2033	37	39
6.00%, 5/1/2038(e)	1,353	1,483	5.00%, 2/15/2034	1,938	2,071
6.00%, 7/1/2038(e)	1,406	1,554	5.00%, 9/15/2039	7,866	8,369

See accompanying notes

167

     Schedule of Investments Government & High Quality Bond Account December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's) Value (000's)		AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
5.50%, 7/20/2033	$ 837 $	907	7.50%, 10/15/2023	$ 11	$ 13
5.50%, 11/15/2033	210	228	7.50%, 10/15/2023	21	25
5.50%, 2/20/2034	715	773	7.50%, 11/15/2023	12	13
5.50%, 3/20/2034	892	964	8.00%, 7/15/2026	3	3
5.50%, 5/20/2035	950	1,027	8.00%, 8/15/2026	6	7
5.50%, 11/15/2038	907	993	8.00%, 1/15/2027	3	3
5.50%, 1/15/2039	399	435	8.00%, 2/15/2027	1	1
5.50%, 1/15/2039	1,134	1,244	8.00%, 6/15/2027	1	1
5.50%, 3/15/2039	964	1,057			$ 50,346
6.00%, 5/20/2024	60	66	U.S. Treasury - 4.34%
6.00%, 6/20/2024	34	37	2.13%, 11/30/2014	3,000	3,073
6.00%, 6/20/2024	171	188	3.13%, 5/15/2019	3,500	3,537
6.00%, 11/20/2025	15	16	4.00%, 2/15/2014	1,640	1,787
6.00%, 2/20/2026	13	14	4.50%, 2/28/2011	1,640	1,651
6.00%, 4/20/2026	28	31	4.50%, 2/15/2036	2,620	2,712
6.00%, 5/20/2026	16	18	4.50%, 8/15/2039	5,000	5,134
6.00%, 6/20/2026	16	18	4.88%, 8/15/2016	820	935
6.00%, 6/20/2026	17	19	6.00%, 2/15/2026	2,000	2,473
6.00%, 7/20/2026	14	15			$ 21,302
6.00%, 9/20/2026	18	20	TOTAL U.S. GOVERNMENT &
6.00%, 3/20/2027	64	70	GOVERNMENT AGENCY OBLIGATIONS		$ 317,116
6.00%, 1/20/2028	16	17		Maturity
6.00%, 3/20/2028	13	14		Amount
6.00%, 6/20/2028	72	80	REPURCHASE AGREEMENTS - 2.18%	(000's)	Value (000's)
6.00%, 7/20/2028	46	51	Banks - 2.18%
6.00%, 2/20/2029	41	45	Investment in Joint Trading Account; Credit Suisse $	3,837	$ 3,837
6.00%, 3/20/2029	84	92	Repurchase Agreement; 0.15% dated
6.00%, 7/20/2029	92	101	12/31/10 maturing 01/03/11 (collateralized by
6.00%, 5/20/2032(a)	179	197
			US Treasury Note; $3,913,993; 2.25%; dated
6.00%, 7/20/2033	559	619	01/31/15)
6.00%, 8/15/2034	742	825	Investment in Joint Trading Account; Deutsche	1,096	1,096
6.00%, 6/20/2038	1,367	1,499	Bank Repurchase Agreement; 0.22% dated
6.50%, 12/20/2025	27	30	12/31/10 maturing 01/03/11 (collateralized by
6.50%, 1/20/2026	47	53	Sovereign Agency Issues; $1,118,284; 0.00%
6.50%, 2/20/2026	39	45	- 3.00%; dated 09/16/14 - 10/15/20)
6.50%, 3/20/2031	48	55	Investment in Joint Trading Account; Merrill	4,385	4,385
6.50%, 4/20/2031	52	59	Lynch Repurchase Agreement; 0.15% dated
6.50%, 7/15/2032	134	153	12/31/10 maturing 01/03/11 (collateralized by
6.50%, 4/20/2034	109	124	Sovereign Agency Issues; $4,473,135; 0.00%;
6.50%, 11/15/2038	2,525	2,848	dated 04/15/15 - 01/15/21)
7.00%, 1/15/2024	16	18	Investment in Joint Trading Account; Morgan	1,370	1,371
7.00%, 12/15/2027	15	18	Stanley Repurchase Agreement; 0.12% dated
7.00%, 1/15/2028	4	4	12/31/10 maturing 01/03/11 (collateralized by
7.00%, 1/15/2028	8	9	Sovereign Agency Issues; $1,397,855; 1.98%
7.00%, 1/15/2028	25	29	- 2.68%; dated 01/21/14 - 06/07/18)
7.00%, 1/15/2028	5	5			$ 10,689
7.00%, 1/15/2028	4	5	TOTAL REPURCHASE AGREEMENTS		$ 10,689
7.00%, 3/15/2028	180	206
7.00%, 5/15/2028	69	79	Total Investments		$ 487,748
7.00%, 1/15/2029	36	41	Other Assets in Excess of Liabilities, Net - 0.56%		$ 2,757
7.00%, 3/15/2029	22	25	TOTAL NET ASSETS - 100.00%		$ 490,505
7.00%, 5/15/2031	34	39
7.00%, 6/20/2031	29	33	(a)	Variable Rate. Rate shown is in effect at December 31, 2010.
7.00%, 9/15/2031	126	145	(b)		Security exempt from registration under Rule 144A of the Securities Act of
7.00%, 6/15/2032	327	375	1933. These securities may be resold in transactions exempt from
7.50%, 1/15/2023	2	3	registration, normally to qualified institutional buyers. Unless otherwise
7.50%, 1/15/2023	1	1	indicated, these securities are not considered illiquid. At the end of the
7.50%, 1/15/2023	2	2	period, the value of these securities totaled $48,744 or 9.94% of net
7.50%, 2/15/2023	2	2	assets.
7.50%, 2/15/2023	4	5	(c)		Market value is determined in accordance with procedures established in
7.50%, 2/15/2023	8	10	good faith by the Board of Directors. At the end of the period, the value of
7.50%, 3/15/2023	11	13	these securities totaled $7,923 or 1.62% of net assets.
7.50%, 3/15/2023	5	5	(d) Security is Illiquid
7.50%, 4/15/2023	31	36	(e)		This entity was put into conservatorship by the US Government in 2008.
7.50%, 6/15/2023	5	6	See Notes to Financial Statements for additional information.
7.50%, 6/15/2023	16	19	(f)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
7.50%, 7/15/2023	1	1	Notes to Financial Statements for additional information.
7.50%, 9/15/2023	5	6
7.50%, 9/15/2023	8	9

See accompanying notes

168

Schedule of Investments Government & High Quality Bond Account December 31, 2010

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 12,832
Unrealized Depreciation	(3,215)
Net Unrealized Appreciation (Depreciation)	$ 9,617
Cost for federal income tax purposes	$ 478,131
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	89 .76%
Government	6 .23%
Financial	2 .60%
Asset Backed Securities	0 .85%
Other Assets in Excess of Liabilities, Net	0 .56%
TOTAL NET ASSETS	100.00%

See accompanying notes

169

Schedule of Investments
Income Account
December 31, 2010

COMMON STOCKS - 0.00%	Shares Held Value (000's)			Principal
Pipelines - 0.00%				Amount
Energy Maintenance Services Group LLC -	58 $	—	BONDS (continued)	(000's)	Value (000's)
Warrants (a),(b),(c)			Electric - 7.86%
			Exelon Generation Co LLC
TOTAL COMMON STOCKS		$ —	6.20%, 10/1/2017	$ 2,000	$ 2,238
	Principal		Metropolitan Edison Co
	Amount		4.95%, 3/15/2013	1,000	1,054
BONDS - 66.58%	(000's)	Value (000's)	Mirant Americas Generation LLC
Aerospace & Defense - 1.39%			8.50%, 10/1/2021	2,000	2,000
Boeing Co/The			Nisource Finance Corp
8.75%, 8/15/2021	$ 850	$ 1,165	5.25%, 9/15/2017	2,000	2,101
Lockheed Martin Corp			Ohio Edison Co
5.50%, 11/15/2039	2,000	2,038	5.45%, 5/1/2015	850	924
		$ 3,203	Oncor Electric Delivery Co LLC
Airlines - 0.82%			7.00%, 9/1/2022	1,750	2,056
Southwest Airlines Co 1994-A Pass Through Trust			Pacific Gas & Electric Co
9.15%, 7/1/2016	1,675	1,892	4.20%, 3/1/2011	1,900	1,911
			PacifiCorp
Automobile Manufacturers - 0.39%			4.95%, 8/15/2014	775	846
New Flyer Industries Canada ULC			5.25%, 6/15/2035	850	850
14.00%, 8/19/2020(a),(c),(d)	908	904	6.25%, 10/15/2037	500	567
			PPL Energy Supply LLC
Automobile Parts & Equipment - 0.59%			5.70%, 10/15/2035	2,000	2,189
Accuride Corp			Southwestern Electric Power Co
9.50%, 8/1/2018(d)	1,250	1,353	5.38%, 4/15/2015	1,275	1,367
					$ 18,103
Banks - 7.55%			Entertainment - 1.87%
Bank of America Corp			CCM Merger Inc
5.42%, 3/15/2017	800	793	8.00%, 8/1/2013(d)	1,675	1,629
8.00%, 12/29/2049(e)	1,000	1,008	Gateway Casinos & Entertainment Ltd
8.13%, 12/29/2049(e)	1,000	1,008	8.88%, 11/15/2017(d)	500	518
Citigroup Inc			Peninsula Gaming LLC
6.50%, 1/18/2011	2,525	2,530	10.75%, 8/15/2017	2,000	2,155
Goldman Sachs Group Inc/The					$ 4,302
6.88%, 1/15/2011	2,100	2,103	Environmental Control - 0.91%
JP Morgan Chase & Co			Republic Services Inc
5.13%, 9/15/2014	850	904	5.00%, 3/1/2020	2,000	2,105
7.90%, 4/29/2049(e)	2,000	2,126
Morgan Stanley			Food - 0.64%
4.75%, 4/1/2014	850	870	Corn Products International Inc
6.25%, 8/9/2026	850	877	4.63%, 11/1/2020	1,500	1,479
Wells Fargo & Co
4.63%, 4/15/2014	1,900	1,994	Forest Products & Paper - 0.83%
7.98%, 3/29/2049(e)	3,000	3,165	Plum Creek Timberlands LP
		$ 17,378	4.70%, 3/15/2021	2,000	1,903
Beverages - 1.08%
Anheuser-Busch InBev Worldwide Inc			Gas - 0.98%
7.75%, 1/15/2019(d)	2,000	2,489	Sempra Energy
			6.00%, 10/15/2039	500	528
Chemicals - 0.91%			6.15%, 6/15/2018	1,500	1,716
Airgas Inc					$ 2,244
4.50%, 9/15/2014	2,000	2,095	Healthcare - Services - 3.82%
			Alliance HealthCare Services Inc
Commercial Services - 0.86%			8.00%, 12/1/2016	1,000	923
Ceridian Corp			HCA Inc
11.25%, 11/15/2015(e)	2,000	1,980	7.50%, 11/6/2033	250	230
			9.25%, 11/15/2016	1,000	1,067
Diversified Financial Services - 3.18%			Healthsouth Corp
DVI Inc			7.75%, 9/15/2022	1,000	1,033
0.00%, 2/1/2004(a),(b),(c)	900	91	10.75%, 6/15/2016	1,500	1,616
0.00%, 2/1/2004(a),(b),(c)	400	36	Multiplan Inc
ERAC USA Finance LLC			9.88%, 9/1/2018(d)	1,000	1,062
6.38%, 10/15/2017(d)	1,000	1,110	Tenet Healthcare Corp
7.00%, 10/15/2037(d)	1,000	1,077	9.00%, 5/1/2015	1,262	1,401
International Lease Finance Corp			10.00%, 5/1/2018	1,262	1,470
8.75%, 3/15/2017(d)	1,500	1,609			$ 8,802
Jefferies Group Inc			Insurance - 3.14%
6.25%, 1/15/2036	1,425	1,277	Aspen Insurance Holdings Ltd
7.75%, 3/15/2012	1,500	1,603	6.00%, 8/15/2014	1,425	1,509
QHP Royalty Sub LLC			Farmers Insurance Exchange
10.25%, 3/15/2015(a),(d)	511	515	6.00%, 8/1/2014(d)	850	891
		$ 7,318

See accompanying notes

170

Schedule of Investments Income Account December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's)	Value (000's)
Insurance (continued)			Pipelines (continued)
Fidelity National Financial Inc			El Paso Natural Gas Co
6.60%, 5/15/2017	$ 2,500 $	2,494	7.50%, 11/15/2026	$ 2,100	$ 2,316
Prudential Financial Inc			Energy Maintenance Services Group LLC
7.38%, 6/15/2019	1,000	1,179	0.00%, 3/1/2014(a),(b),(c)	2,000	300
8.88%, 6/15/2038(e)	1,000	1,163	Enterprise Products Operating LLC
	$ 7,236		6.38%, 2/1/2013	350	382
Leisure Products & Services - 1.53%			Express Pipeline LP
Carnival Corp			7.39%, 12/31/2017(d)	1,637	1,768
7.20%, 10/1/2023	1,475	1,610	Southern Natural Gas Co
Royal Caribbean Cruises Ltd			8.00%, 3/1/2032	850	974
6.88%, 12/1/2013	850	901			$ 7,143
8.75%, 2/2/2011	1,000	1,007	Real Estate - 0.97%
	$ 3,518		WEA Finance LLC / WT Finance Aust Pty Ltd
Lodging - 0.98%			6.75%, 9/2/2019(d)	2,000	2,228
Boyd Gaming Corp
9.13%, 12/1/2018(d)	500	494	REITS - 8.47%
MGM Resorts International			Arden Realty LP
11.13%, 11/15/2017	500	575	5.20%, 9/1/2011	1,000	1,029
13.00%, 11/15/2013	1,000	1,182	5.25%, 3/1/2015	1,000	1,053
	$ 2,251		BioMed Realty LP
			6.13%, 4/15/2020(d)	1,000	1,056
Media - 3.88%
Comcast Corp			Duke Realty LP
6.45%, 3/15/2037	2,000	2,137	8.25%, 8/15/2019	2,000	2,356
COX Communications Inc			HCP Inc
6.45%, 12/1/2036(d)	2,000	2,131	6.00%, 3/1/2015	1,675	1,795
Historic TW Inc			Health Care REIT Inc
9.15%, 2/1/2023	250	328	6.13%, 4/15/2020	1,000	1,053
News America Holdings Inc			6.20%, 6/1/2016	1,675	1,853
8.00%, 10/17/2016	1,000	1,230	Healthcare Realty Trust Inc
News America Inc			6.50%, 1/17/2017	2,000	2,157
6.40%, 12/15/2035	1,000	1,074	8.13%, 5/1/2011	2,100	2,147
Reed Elsevier Capital Inc			Kimco Realty Corp
6.75%, 8/1/2011	422	437	6.88%, 10/1/2019	2,000	2,263
Time Warner Cable Inc			Simon Property Group LP
6.55%, 5/1/2037	1,500	1,606	10.35%, 4/1/2019	2,000	2,734
	$ 8,943				$ 19,496
Mining - 0.80%			Retail - 1.60%
Xstrata Canada Corp			Asbury Automotive Group Inc
6.00%, 10/15/2015	1,675	1,832	8.38%, 11/15/2020(d)	500	516
			Neiman Marcus Group Inc/The
Oil & Gas - 3.31%			10.38%, 10/15/2015	2,000	2,113
BP Capital Markets PLC			Sonic Automotive Inc
4.75%, 3/10/2019	2,000	2,062	9.00%, 3/15/2018	1,000	1,052
Nabors Industries Inc					$ 3,681
5.00%, 9/15/2020(d)	1,000	970	Telecommunications - 1.18%
Petro-Canada			Corning Inc
4.00%, 7/15/2013	850	894	6.63%, 5/15/2019	500	577
9.25%, 10/15/2021	1,075	1,436	Qwest Corp
Rowan Cos Inc			8.88%, 3/15/2012(e)	1,675	1,811
5.00%, 9/1/2017	1,000	1,009	Telus Corp
XTO Energy Inc			8.00%, 6/1/2011	318	327
6.75%, 8/1/2037	1,000	1,257			$ 2,715
	$ 7,628		Toys, Games & Hobbies - 0.38%
Oil & Gas Services - 0.86%			Mattel Inc
Weatherford International Ltd Bermuda			7.30%, 6/13/2011	850	870
5.13%, 9/15/2020	2,000	1,990
			Transportation - 0.87%
Packaging & Containers - 0.96%			Trailer Bridge Inc
Sealed Air Corp			9.25%, 11/15/2011	2,000	2,000
7.88%, 6/15/2017	2,000	2,199
			TOTAL BONDS		$ 153,290
Pharmaceuticals - 0.87%				Principal
Elan Finance PLC / Elan Finance Corp				Amount
8.75%, 10/15/2016	2,000	2,010	CONVERTIBLE BONDS - 1.09%	(000's)	Value (000's)
			Healthcare - Products - 0.74%
Pipelines - 3.10%			China Medical Technologies Inc
ANR Pipeline Co			4.00%, 8/15/2013	2,000	1,700
9.63%, 11/1/2021	1,000	1,403

See accompanying notes

171

Schedule of Investments
Income Account
December 31, 2010

	Principal			Principal
	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
CONVERTIBLE BONDS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Pharmaceuticals - 0.35%			U.S. Treasury (continued)
Omnicare Inc			4.50%, 8/15/2039	$ 2,000	$ 2,054
3.25%, 12/15/2035	$ 894	$ 820			$ 9,068
			TOTAL U.S. GOVERNMENT &
TOTAL CONVERTIBLE BONDS		$ 2,520	GOVERNMENT AGENCY OBLIGATIONS		$ 58,341
	Principal			Maturity
SENIOR FLOATING RATE INTERESTS -	Amount			Amount
0.87%	(000's)	Value (000's)	REPURCHASE AGREEMENTS - 3.46%	(000's)	Value (000's)
Entertainment - 0.87%			Banks - 3.46%
CCM Merger Inc, Term Loan B			Investment in Joint Trading Account; Credit Suisse $	2,860	$ 2,860
8.50%, 7/21/2012(e)	$ 2,004	$ 2,004	Repurchase Agreement; 0.15% dated
			12/31/10 maturing 01/03/11 (collateralized by
TOTAL SENIOR FLOATING RATE INTERESTS		$ 2,004	US Treasury Note; $2,917,530; 2.25%; dated
	Principal		01/31/15)
U.S. GOVERNMENT & GOVERNMENT	Amount		Investment in Joint Trading Account; Deutsche	817	817
AGENCY OBLIGATIONS - 25.34%	(000's)	Value (000's)	Bank Repurchase Agreement; 0.22% dated
Federal Home Loan Mortgage Corporation (FHLMC) - 12.27%			12/31/10 maturing 01/03/11 (collateralized by
4.00%, 4/1/2039(f)	$ 2,670	$ 2,654	Sovereign Agency Issues; $833,581; 0.00% -
4.00%, 9/1/2040(f)	1,624	1,614	3.00%; dated 09/16/14 - 10/15/20)
4.50%, 8/1/2033(f)	1,406	1,452	Investment in Joint Trading Account; Merrill	3,269	3,269
4.50%, 5/1/2039(f)	2,568	2,633	Lynch Repurchase Agreement; 0.15% dated
4.50%, 6/1/2039(f)	920	947	12/31/10 maturing 01/03/11 (collateralized by
4.50%, 7/1/2039(f)	2,833	2,914	Sovereign Agency Issues; $3,334,321; 0.00%;
5.00%, 8/1/2019(f)	1,206	1,287	dated 04/15/15 - 01/15/21)
5.00%, 8/1/2035(f)	3,239	3,417	Investment in Joint Trading Account; Morgan	1,022	1,022
5.00%, 11/1/2035(f)	1,592	1,678	Stanley Repurchase Agreement; 0.12% dated
5.00%, 10/1/2038(f)	3,943	4,108	12/31/10 maturing 01/03/11 (collateralized by
5.50%, 11/1/2017(f)	203	217	Sovereign Agency Issues; $1,041,975; 1.98%
5.50%, 1/1/2018(f)	116	124	- 2.68%; dated 01/21/14 - 06/07/18)
5.50%, 5/1/2031(f)	115	124			$ 7,968
5.50%, 6/1/2035(f)	960	1,029	TOTAL REPURCHASE AGREEMENTS		$ 7,968
5.50%, 1/1/2036(f)	1,372	1,479	Total Investments		$ 224,123
5.50%, 4/1/2036(f)	757	817	Other Assets in Excess of Liabilities, Net - 2.66%		$ 6,126
6.00%, 3/1/2031(f)	91	100	TOTAL NET ASSETS - 100.00%		$ 230,249
6.00%, 5/1/2032(f)	167	184
6.00%, 6/1/2038(f)	1,166	1,274
6.50%, 6/1/2029(f)	55	62	(a) Security is Illiquid
6.50%, 8/1/2029(f)	66	74	(b) Non-Income Producing Security
7.00%, 1/1/2032(f)	45	51	(c)		Market value is determined in accordance with procedures established in
9.00%, 1/1/2025(f)	7	9	good faith by the Board of Directors. At the end of the period, the value of
		$ 28,248	these securities totaled $1,331 or 0.58% of net assets.
Federal National Mortgage Association (FNMA) - 9.00%			(d)		Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 3/1/2039(f)	3,177	3,164	1933. These securities may be resold in transactions exempt from
4.00%, 9/1/2040(f)	3,943	3,929	registration, normally to qualified institutional buyers. Unless otherwise
4.00%, 10/1/2040(f)	1,869	1,862	indicated, these securities are not considered illiquid. At the end of the
4.50%, 8/1/2039(f)	907	936	period, the value of these securities totaled $22,320 or 9.69% of net
4.50%, 5/1/2040(f)	3,712	3,821	assets.
5.00%, 1/1/2018(f)	341	365	(e)	Variable Rate. Rate shown is in effect at December 31, 2010.
5.00%, 8/1/2035(f)	2,386	2,519	(f)		This entity was put into conservatorship by the US Government in 2008.
5.50%, 3/1/2033(f)	403	435	See Notes to Financial Statements for additional information.
5.50%, 6/1/2033(f)	1,224	1,317
5.50%, 2/1/2035(f)	1,559	1,680
6.00%, 4/1/2032(f)	250	276
6.50%, 5/1/2031(f)	31	35	Unrealized Appreciation (Depreciation)
6.50%, 4/1/2032(f)	227	255	The net federal income tax unrealized appreciation (depreciation) and federal tax
6.50%, 5/1/2032(f)	106	119	cost of investments held as of the period end were as follows:
7.00%, 1/1/2030(f)	7	8
			Unrealized Appreciation		$ 14,620
		$ 20,721	Unrealized Depreciation		(3,055)
Government National Mortgage Association (GNMA) - 0.13%			Net Unrealized Appreciation (Depreciation)		$ 11,565
6.00%, 5/20/2032(e)	153	169	Cost for federal income tax purposes		$ 212,558
7.00%, 6/20/2031	106	121	All dollar amounts are shown in thousands (000's)
9.00%, 2/15/2025	11	14
		$ 304
U.S. Treasury - 3.94%
2.63%, 11/15/2020	1,000	943
2.75%, 2/15/2019	2,000	1,974
3.13%, 5/15/2019	2,000	2,021
3.63%, 2/15/2020	2,000	2,076

See accompanying notes

172

Schedule of Investments
Income Account
December 31, 2010

Portfolio Summary (unaudited)

Sector	Percent
Financial	27 .64%
Mortgage Securities	21 .40%
Utilities	8 .84%
Consumer, Non-cyclical	8 .36%
Consumer, Cyclical	8 .16%
Energy	7 .27%
Communications	5 .06%
Industrial	4 .13%
Government	3 .94%
Basic Materials	2 .54%
Other Assets in Excess of Liabilities, Net	2 .66%
TOTAL NET ASSETS	100.00%

See accompanying notes

173

Schedule of Investments
International Emerging Markets Account
December 31, 2010

COMMON STOCKS - 93.98%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.17%			Coal (continued)
Focus Media Holding Ltd ADR(a)	15,207 $	333	New World Resources NV	28,090 $	406
				$ 2,623
Agriculture - 2.04%			Computers - 3.88%
Bunge Ltd	12,208	800	Asustek Computer Inc	88,000	836
Gudang Garam Tbk PT	104,500	464	Infosys Technologies Ltd ADR	30,346	2,309
ITC Ltd	142,306	556	Lenovo Group Ltd	1,598,000	1,024
KT&G Corp	15,177	865	Lite-On Technology Corp	419,160	576
MHP SA (a)	34,324	587	Tata Consultancy Services Ltd	83,803	2,185
Souza Cruz SA	12,200	664	Wistron Corp	276,000	562
	$ 3,936			$ 7,492
Airlines - 0.55%			Distribution & Wholesale - 0.32%
Air China Ltd (a)	950,000	1,067	LG International Corp	18,360	625

Apparel - 0.53%			Diversified Financial Services - 4.55%
Far Eastern New Century Corp	604,740	1,025	Chinatrust Financial Holding Co Ltd	1,368,680	1,005
			E.Sun Financial Holding Co Ltd	696,645	479
Automobile Manufacturers - 4.46%			Fubon Financial Holding Co Ltd	706,613	969
Dongfeng Motor Group Co Ltd	660,000	1,138	Hana Financial Group Inc	37,090	1,415
Ford Otomotiv Sanayi AS	76,735	649	KGI Securities Co Ltd (c)	38,782	443
Hyundai Motor Co	14,564	2,226	Mega Financial Holding Co Ltd	1,670,000	1,286
Kia Motors Corp	38,955	1,737	RMB Holdings Ltd	126,268	738
Mahindra & Mahindra Ltd	71,832	1,250	Rural Electrification Corp Ltd	63,228	423
Tata Motors Ltd	55,272	1,617	Woori Finance Holdings Co Ltd (a)	82,170	1,122
	$ 8,617		Woori Investment & Securities Co Ltd	42,970	894
Automobile Parts & Equipment - 0.71%				$ 8,774
Iochpe-Maxion SA	33,600	488	Electric - 0.24%
Marcopolo SA	87,700	369	Federal Hydrogenerating Co JSC ADR(a)	83,912	457
Randon Participacoes SA	69,400	514
	$ 1,371		Electrical Components & Equipment - 0.55%
Banks - 10.35%			Delta Electronics Inc	217,000	1,061
Axis Bank Ltd	12,148	371
Banco de Chile	3,556,407	524	Electronics - 2.73%
Banco do Brasil SA	114,727	2,172	AU Optronics Corp (a)	1,144,000	1,189
Banco do Estado do Rio Grande do Sul	45,100	480	Hon Hai Precision Industry Co Ltd	440,439	1,775
Banco Santander Chile SA ADR	7,567	707	Kingboard Laminates Holdings Ltd	878,000	892
Bangkok Bank PCL	273,600	1,384	Pegatron Corp (a)	393,000	566
Bank Mandiri Tbk PT	1,194,000	861	Radiant Opto-Electronics Corp	218,000	434
Bank of China Ltd	3,199,800	1,688	Tripod Technology Corp	102,000	416
Busan Bank	46,650	590		$ 5,272
China Construction Bank Corp	3,251,902	2,916	Engineering & Construction - 1.16%
Credicorp Ltd	3,603	428	China Railway Group Ltd	880,000	635
ICICI Bank Ltd ADR	12,663	641	Daelim Industrial Co Ltd (a)	15,470	1,602
Industrial and Commercial Bank of China Ltd	1,737,210	1,294		$ 2,237
Industrial Bank of Korea (a)	67,040	1,108
			Food - 2.48%
Krung Thai Bank PCL (b)	1,611,582	925	Centros Comerciales Sudamericanos SA	131,895	1,037
Malayan Banking Bhd	565,700	1,559	Cia Brasileira de Distribuicao Grupo Pao de Acucar	22,351	938
Nedbank Group Ltd	58,362	1,155	ADR
Powszechna Kasa Oszczednosci Bank Polski SA	57,148	837	Cosan SA Industria e Comercio	54,800	912
Turkiye Vakiflar Bankasi Tao	138,170	350	Indofood Sukses Makmur Tbk PT	1,080,000	584
	$ 19,990		Uni-President Enterprises Corp	536,676	796
Beverages - 2.52%			X5 Retail Group NV (a)	11,181	517
Cia Cervecerias Unidas SA	51,495	630		$ 4,784
Cia de Bebidas das Americas ADR	93,110	2,889	Forest Products & Paper - 0.25%
Fomento Economico Mexicano SAB de CV ADR	24,003	1,342	Suzano Papel e Celulose SA	54,000	481
	$ 4,861
Building Materials - 0.69%			Gas - 0.55%
China National Building Material Co Ltd	303,998	697	ENN Energy Holdings Ltd	200,000	600
Taiwan Cement Corp	559,572	629	GAIL India Ltd	40,934	469
	$ 1,326			$ 1,069
Chemicals - 2.80%			Holding Companies - Diversified - 2.42%
Formosa Chemicals & Fibre Corp	489,000	1,647	Alfa SAB de CV	54,700	548
Formosa Plastics Corp	247,000	826	GS Holdings (a)	21,731	1,249
LG Chem Ltd	6,491	2,236	Imperial Holdings Ltd	73,282	1,418
Nan Ya Plastics Corp	278,000	693	LG Corp (a)	18,823	1,448
	$ 5,402			$ 4,663
Coal - 1.36%			Home Builders - 0.64%
Banpu PCL	34,550	903	Even Construtora e Incorporadora SA	98,500	510
Coal India Ltd (a)	38,261	269	MRV Engenharia e Participacoes SA	76,500	720
Exxaro Resources Ltd	50,499	1,045		$ 1,230

See accompanying notes

174

Schedule of Investments
International Emerging Markets Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Home Furnishings - 0.39%			Oil & Gas Services - 0.49%
Arcelik AS	150,669 $	761	China Oilfield Services Ltd	438,000 $	949

Insurance - 4.32%			Pharmaceuticals - 1.16%
Brasil Insurance Participacoes e Administracao SA	631	753	Dr Reddy's Laboratories Ltd	22,976	855
(a)			Pharmstandard (a)	18,573	529
China Life Insurance Co Ltd	286,000	1,168	Sihuan Pharmaceutical Holdings Group Ltd (a)	575,000	420
Hyundai Marine & Fire Insurance Co Ltd	43,130	994	United Laboratories International Holdings Ltd/The	210,000	431
Odontoprev SA	14,248	215		$ 2,235
PICC Property & Casualty Co Ltd (a)	422,000	611	Real Estate - 0.70%
Ping An Insurance Group Co of China Ltd	185,500	2,074	Growthpoint Properties Ltd	146,860	409
Porto Seguro SA	24,600	419	Guangzhou R&F Properties Co Ltd	340,800	487
Powszechny Zaklad Ubezpieczen SA	3,355	403	Supalai PCL (b)	1,324,600	453
Sanlam Ltd	364,487	1,545		$ 1,349
Sul America SA	12,829	161	Retail - 3.61%
	$ 8,343		Clicks Group Ltd	98,319	647
Internet - 0.28%			Intime Department Store Group Co Ltd	314,000	459
Mail.ru Group Ltd (a),(b),(c)	5,590	193	Lojas Renner SA	43,500	1,478
Perfect World Co Ltd ADR(a)	14,278	338	Mr Price Group Ltd	112,339	1,134
	$ 531		President Chain Store Corp	134,920	622
Investment Companies - 0.17%			Truworths International Ltd	86,800	944
Infrastructure Development Finance Co Ltd	80,709	330	Woolworths Holdings Ltd/South Africa	304,653	1,246
			XTEP International Holdings	629,000	442
Iron & Steel - 2.40%				$ 6,972
Cia Siderurgica Nacional SA ADR	41,352	689	Semiconductors - 6.21%
Hyundai Steel Co (a)	7,252	796	Advanced Semiconductor Engineering Inc	519,000	601
Maanshan Iron & Steel	836,000	445	ASM Pacific Technology Ltd	68,000	859
POSCO ADR	18,223	1,963	Chipbond Technology Corp (a)	434,000	758
Shougang Concord International Enterprises Co	5,140,000	747	Powertech Technology Inc	309,000	1,028
Ltd (a)			Samsung Electronics Co Ltd	7,124	5,956
	$ 4,640		Taiwan Semiconductor Manufacturing Co Ltd	1,143,164	2,784
Leisure Products & Services - 0.27%				$ 11,986
Bajaj Auto Ltd	15,311	528	Shipbuilding - 0.96%
			Daewoo Shipbuilding & Marine Engineering Co	29,030	930
Lodging - 0.21%			Ltd (a)
Genting Bhd	109,298	396	Hyundai Heavy Industries Co Ltd	2,380	929
				$ 1,859
Media - 0.68%			Telecommunications - 6.91%
Grupo Televisa SA ADR(a)	50,859	1,319	Advanced Info Service PCL	145,200	406
			America Movil SAB de CV ADR	36,267	2,079
Mining - 6.80%			Axiata Group Bhd (a)	634,800	978
Anglo American PLC	16,633	865	China Mobile Ltd	274,959	2,731
AngloGold Ashanti Ltd	25,911	1,286	China Telecom Corp Ltd	1,614,000	845
Antofagasta PLC	41,225	1,036	Chunghwa Telecom Co Ltd (a)	530,000	1,347
Cia de Minas Buenaventura SA ADR	13,212	647	D-Link Corp	511,000	526
Grupo Mexico SAB de CV	450,200	1,853	Mobile Telesystems OJSC ADR	69,924	1,459
Hindalco Industries Ltd	213,433	1,179	Taiwan Mobile Co Ltd	342,000	818
Industrias Penoles SAB de CV	30,410	1,118	Turk Telekomunikasyon AS	201,451	848
International Nickel Indonesia Tbk PT	1,039,000	562	Vodacom Group Ltd	112,514	1,306
KGHM Polska Miedz SA	38,437	2,246		$ 13,343
MMC Norilsk Nickel ADR	67,723	1,628	Textiles - 0.28%
Southern Copper Corp	14,663	715	Cia Hering	32,700	532
	$ 13,135
Miscellaneous Manufacturing - 0.36%			Transportation - 0.76%
Largan Precision Co Ltd	28,000	696	Pacific Basin Shipping Ltd	948,000	631
			Yang Ming Marine Transport Corp (a)	863,000	836
Oil & Gas - 11.07%				$ 1,467
China Petroleum & Chemical Corp	2,194,000	2,100	TOTAL COMMON STOCKS	$ 181,433
CNOOC Ltd	1,298,000	3,080	PREFERRED STOCKS - 5.19%	Shares Held Value (000's)
Gazprom OAO ADR	92,684	2,358
Lukoil OAO ADR	36,771	2,104	Banks - 1.36%
			Banco Bradesco SA	45,094	887
Oil & Natural Gas Corp Ltd	17,495	504	Banco Bradesco SA - Rights (a)	744	4
PetroChina Co Ltd	971,017	1,269	Itau Unibanco Holding SA	72,491	1,737
Petroleo Brasileiro SA ADR	148,052	5,602
Polski Koncern Naftowy Orlen S.A. (a)	73,363	1,135		$ 2,628
PTT PCL (b)	102,100	1,084	Holding Companies - Diversified - 0.78%
Reliance Industries Ltd	11,519	273	Itausa - Investimentos Itau SA	188,900	1,502
Rosneft Oil Co	100,315	718
Surgutneftegas OJSC ADR	38,491	412	Mining - 3.05%
Tatneft ADR	21,974	727	Vale SA	201,627	5,891

	$ 21,366		TOTAL PREFERRED STOCKS	$ 10,021

See accompanying notes

175

     Schedule of Investments International Emerging Markets Account December 31, 2010

Portfolio Summary (unaudited)
			Country	Percent
	Maturity		Brazil	16 .07%
	Amount		Korea, Republic Of	14 .85%
REPURCHASE AGREEMENTS - 0.48%	(000's)	Value (000's)	Taiwan, Province Of China	14 .09%
Banks - 0.48%			China	11 .69%
Investment in Joint Trading Account; Credit Suisse $	331	$ 331
Repurchase Agreement; 0.15% dated			India	7 .12%
			South Africa	6 .67%
12/31/10 maturing 01/03/11 (collateralized by			Russian Federation	5 .75%
US Treasury Note; $337,184; 2.25%; dated
01/31/15)			Hong Kong	5 .09%
			Mexico	4 .27%
Investment in Joint Trading Account; Deutsche	94	94	Thailand	2 .68%
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by			Poland	2 .39%
			Malaysia	1 .53%
Sovereign Agency Issues; $96,339; 0.00% -			Chile	1 .51%
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	378	378	Turkey	1 .34%
			Indonesia	1 .28%
Lynch Repurchase Agreement; 0.15% dated			United States	1 .27%
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $385,354; 0.00%;			United Kingdom	0 .99%
dated 04/15/15 - 01/15/21)			Peru	0 .55%
			Ukraine	0 .30%
Investment in Joint Trading Account; Morgan	118	118	Netherlands	0 .21%
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by			Other Assets in Excess of Liabilities, Net	0 .35%
Sovereign Agency Issues; $120,423; 1.98% -			TOTAL NET ASSETS	100.00%
2.68%; dated 01/21/14 - 06/07/18)
$ 921
TOTAL REPURCHASE AGREEMENTS		$ 921
Total Investments		$ 192,375
Other Assets in Excess of Liabilities, Net - 0.35%		$ 673
TOTAL NET ASSETS - 100.00%		$ 193,048

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,655 or 1.38% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $636 or 0.33% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 38,644
Unrealized Depreciation		(3,372)
Net Unrealized Appreciation (Depreciation)		$ 35,272
Cost for federal income tax purposes		$ 157,103
All dollar amounts are shown in thousands (000's)

See accompanying notes

176

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS - 98.82%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.14%			Beverages (continued)
Interpublic Group of Cos Inc (a)	3,512 $	37	Molson Coors Brewing Co	1,133 $	57
Lamar Advertising Co (a)	1,000	40	PepsiCo Inc	42,527	2,779
Omnicom Group Inc	3,945	181		$ 4,578
	$ 258		Biotechnology - 1.42%
Aerospace & Defense - 1.82%			Amgen Inc (a)	10,469	574
Boeing Co/The	9,203	601	Biogen Idec Inc (a)	2,415	162
General Dynamics Corp	3,680	261	Celgene Corp (a)	23,081	1,365
Goodrich Corp	1,073	95	Genzyme Corp (a)	1,109	79
L-3 Communications Holdings Inc	797	56	Gilead Sciences Inc (a)	9,614	349
Lockheed Martin Corp	2,625	184	Life Technologies Corp (a)	1,100	61
Northrop Grumman Corp	2,242	145		$ 2,590
Orbital Sciences Corp (a)	55,600	952	Building Materials - 0.64%
Raytheon Co	2,122	98	Masco Corp	92,890	1,176
Rockwell Collins Inc	1,086	63
United Technologies Corp	11,154	878	Chemicals - 2.02%
	$ 3,333		Air Products & Chemicals Inc	12,776	1,162
Agriculture - 1.66%			Airgas Inc	526	33
Altria Group Inc	15,595	384	CF Industries Holdings Inc	495	67
Archer-Daniels-Midland Co	4,804	144	Dow Chemical Co/The	8,849	302
Lorillard Inc	1,069	88	Eastman Chemical Co	1,823	153
Philip Morris International Inc	39,974	2,340	Ecolab Inc	1,631	82
Reynolds American Inc	2,416	79	EI du Pont de Nemours & Co	6,606	330
	$ 3,035		FMC Corp	519	41
Airlines - 0.08%			International Flavors & Fragrances Inc	567	32
Southwest Airlines Co	11,936	155	LyondellBasell Industries NV (a)	1,300	45
			Monsanto Co	6,465	451
Apparel - 0.40%			Potash Corp of Saskatchewan Inc	2,390	370
Coach Inc	5,726	317	PPG Industries Inc	1,145	96
Nike Inc	3,641	311	Praxair Inc	3,356	320
Polo Ralph Lauren Corp	412	46	Sherwin-Williams Co/The	1,836	154
VF Corp	611	52	Sigma-Aldrich Corp	878	58
	$ 726			$ 3,696
Automobile Manufacturers - 0.54%			Coal - 0.19%
Ford Motor Co (a)	31,929	536	Alpha Natural Resources Inc (a)	900	54
General Motors Co (a)	8,200	302	Consol Energy Inc	1,200	59
PACCAR Inc	2,708	156	Peabody Energy Corp	3,738	239
	$ 994			$ 352
Automobile Parts & Equipment - 0.81%			Commercial Services - 1.29%
Johnson Controls Inc	38,828	1,483	Apollo Group Inc (a)	888	35
			Automatic Data Processing Inc	5,111	237
Banks - 8.26%			DeVry Inc	443	21
Bank of America Corp	131,532	1,755	Equifax Inc	912	32
Bank of New York Mellon Corp/The	9,812	296	H&R Block Inc	6,921	83
BB&T Corp	2,888	76	Mastercard Inc	1,209	271
Capital One Financial Corp	1,932	82	Moody's Corp	39,636	1,051
CIT Group Inc (a)	700	33	Paychex Inc	900	28
Citigroup Inc (a)	364,053	1,722	Quanta Services Inc (a)	900	18
Comerica Inc	15,380	650	Robert Half International Inc	1,200	37
Fifth Third Bancorp	12,493	184	RR Donnelley & Sons Co	1,480	26
First Horizon National Corp	4,000	47	Total System Services Inc	1,422	22
Goldman Sachs Group Inc/The	5,953	1,001	Visa Inc	4,200	296
JP Morgan Chase & Co	74,884	3,176	Western Union Co/The	10,618	197
KeyCorp	5,832	52		$ 2,354
M&T Bank Corp	830	72	Computers - 5.51%
Morgan Stanley	15,184	414	Accenture PLC - Class A	1,700	82
Northern Trust Corp	2,300	128	Apple Inc (a)	15,323	4,942
PNC Financial Services Group Inc	6,288	382	Cognizant Technology Solutions Corp (a)	1,270	93
Regions Financial Corp	10,900	76	Computer Sciences Corp	1,400	69
State Street Corp	7,579	351	Dell Inc (a)	21,977	298
SunTrust Banks Inc	1,200	35	EMC Corp/Massachusetts (a)	21,472	491
US Bancorp	22,424	604	Hewlett-Packard Co	25,862	1,089
Wells Fargo & Co	125,608	3,892	IBM Corp	18,592	2,729
Zions Bancorporation	3,200	78	Lexmark International Inc (a)	560	20
	$ 15,106		NetApp Inc (a)	1,451	80
Beverages - 2.50%			SanDisk Corp (a)	1,536	77
Brown-Forman Corp	723	50	Teradata Corp (a)	1,114	46
Coca-Cola Co/The	23,425	1,540	Western Digital Corp (a)	1,626	55
Coca-Cola Enterprises Inc	2,370	59		$ 10,071
Constellation Brands Inc (a)	1,379	31	Consumer Products - 0.32%
Dr Pepper Snapple Group Inc	1,756	62	Avery Dennison Corp	772	33

See accompanying notes

177

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Fortune Brands Inc	1,900 $	114	Jabil Circuit Inc	1,333 $	27
Kimberly-Clark Corp	6,974	440	PerkinElmer Inc	822	21
	$ 587		Thermo Fisher Scientific Inc (a)	4,716	261
Cosmetics & Personal Care - 2.14%			Tyco Electronics Ltd	3,900	138
Avon Products Inc	6,500	189	Waters Corp (a)	1,430	111
Colgate-Palmolive Co	5,084	408		$ 1,364
Estee Lauder Cos Inc/The	815	66	Energy - Alternate Sources - 0.38%
Procter & Gamble Co	50,638	3,258	First Solar Inc (a)	5,410	704
	$ 3,921
Distribution & Wholesale - 0.12%			Engineering & Construction - 0.14%
Fastenal Co	1,000	60	Fluor Corp	1,500	99
Genuine Parts Co	1,796	92	Foster Wheeler AG (a)	1,000	35
WW Grainger Inc	425	59	Jacobs Engineering Group Inc (a)	876	40
	$ 211		McDermott International Inc (a)	3,800	79
Diversified Financial Services - 1.91%				$ 253
American Express Co	27,568	1,184	Entertainment - 0.02%
Ameriprise Financial Inc	1,341	77	International Game Technology	2,200	39
Charles Schwab Corp/The	52,908	905
CME Group Inc	731	235	Environmental Control - 0.16%
Discover Financial Services	7,955	148	Republic Services Inc	7,027	210
Federated Investors Inc	704	18	Waste Management Inc	2,028	75
Franklin Resources Inc	1,882	209		$ 285
IntercontinentalExchange Inc (a)	890	106	Food - 2.56%
Invesco Ltd	8,547	206	Campbell Soup Co	3,641	126
Janus Capital Group Inc	1,280	17	ConAgra Foods Inc	3,021	68
Legg Mason Inc	3,204	116	General Mills Inc	10,516	374
NASDAQ OMX Group Inc/The (a)	1,065	25	Hershey Co/The	1,076	51
NYSE Euronext	2,800	84	HJ Heinz Co	1,660	82
SLM Corp (a)	5,800	73	Hormel Foods Corp	469	24
T Rowe Price Group Inc	1,369	88	JM Smucker Co/The	822	54
	$ 3,491		Kellogg Co	32,367	1,654
Electric - 2.30%			Kraft Foods Inc	14,772	466
AES Corp/The (a)	19,000	231	Kroger Co/The	6,100	136
Allegheny Energy Inc	5,613	136	McCormick & Co Inc/MD	26,234	1,221
Ameren Corp	1,711	48	Safeway Inc	2,661	60
American Electric Power Co Inc	3,750	135	SUPERVALU Inc	1,479	14
Calpine Corp (a)	6,000	80	Sysco Corp	6,762	198
CMS Energy Corp	1,656	31	Tyson Foods Inc	2,025	35
Consolidated Edison Inc	1,368	68	Whole Foods Market Inc	2,445	124
Constellation Energy Group Inc	6,289	192		$ 4,687
Dominion Resources Inc/VA	3,525	151	Forest Products & Paper - 0.67%
DTE Energy Co	1,139	52	International Paper Co	36,232	987
Duke Energy Corp	6,162	110	MeadWestvaco Corp	1,233	32
Edison International	2,251	87	Plum Creek Timber Co Inc	1,173	44
Entergy Corp	3,835	272	Weyerhaeuser Co	8,472	160
Exelon Corp	28,620	1,192		$ 1,223
FirstEnergy Corp	4,679	174	Gas - 0.51%
Integrys Energy Group Inc	548	27	CenterPoint Energy Inc	10,800	170
NextEra Energy Inc	4,005	208	NiSource Inc	3,390	60
Northeast Utilities	1,205	38	Sempra Energy	13,370	701
NRG Energy Inc (a)	1,809	35		$ 931
Pepco Holdings Inc	1,561	28	Hand & Machine Tools - 0.03%
PG&E Corp	1,748	84	Snap-On Inc	405	23
Pinnacle West Capital Corp	779	32	Stanley Black & Decker Inc	500	33
PPL Corp	8,251	217		$ 56
Progress Energy Inc	2,070	90	Healthcare - Products - 2.89%
Public Service Enterprise Group Inc	3,780	120	Baxter International Inc	5,607	284
Southern Co	3,958	151	Becton Dickinson and Co	982	83
TECO Energy Inc	5,370	95	Boston Scientific Corp (a)	8,600	65
Wisconsin Energy Corp	827	49	CareFusion Corp (a)	1,590	41
Xcel Energy Inc	3,251	77	Covidien PLC	1,800	82
	$ 4,210		CR Bard Inc	1,000	92
Electrical Components & Equipment - 0.41%			DENTSPLY International Inc	1,700	58
Emerson Electric Co	12,207	698	Edwards Lifesciences Corp (a)	11,640	941
Energizer Holdings Inc (a)	700	51	Hospira Inc (a)	1,966	110
	$ 749		Intuitive Surgical Inc (a)	100	26
Electronics - 0.75%			Johnson & Johnson	40,010	2,475
Agilent Technologies Inc (a)	2,100	87	Medtronic Inc	8,865	328
Dolby Laboratories Inc (a)	10,290	686	St Jude Medical Inc (a)	3,938	168
FLIR Systems Inc	1,102	33	Stryker Corp	4,941	265

See accompanying notes

178

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Lodging - 0.24%
Varian Medical Systems Inc (a)	847 $	59	Las Vegas Sands Corp (a)	2,200 $	101
Zimmer Holdings Inc (a)	3,855	207	Marriott International Inc/DE	4,276	178
	$ 5,284		Starwood Hotels & Resorts Worldwide Inc	1,500	91
Healthcare - Services - 0.78%			Wyndham Worldwide Corp	1,287	39
Aetna Inc	2,818	86	Wynn Resorts Ltd	300	31
CIGNA Corp	4,225	155		$ 440
Coventry Health Care Inc (a)	1,068	28	Machinery - Construction & Mining - 0.28%
DaVita Inc (a)	1,994	138	Caterpillar Inc	4,590	430
Humana Inc (a)	1,376	75	Joy Global Inc	900	78
Laboratory Corp of America Holdings (a)	1,194	105		$ 508
Quest Diagnostics Inc	1,037	56	Machinery - Diversified - 0.78%
UnitedHealth Group Inc	13,277	480	Cummins Inc	9,689	1,066
WellPoint Inc (a)	5,307	302	Deere & Co	2,031	169
	$ 1,425		Rockwell Automation Inc	2,600	186
Home Builders - 0.56%				$ 1,421
DR Horton Inc	1,953	23	Media - 2.94%
Lennar Corp	2,000	37	Cablevision Systems Corp	2,600	88
Toll Brothers Inc (a)	50,670	963	CBS Corp	4,677	89
	$ 1,023		Comcast Corp - Class A	27,090	596
Home Furnishings - 0.08%			DIRECTV (a)	6,600	264
Harman International Industries Inc (a)	2,000	93	Discovery Communications Inc - C Shares (a)	3,050	112
Whirlpool Corp	533	47	Gannett Co Inc	1,705	26
	$ 140		McGraw-Hill Cos Inc/The	3,981	145
Housewares - 0.49%			New York Times Co/The (a)	927	9
Newell Rubbermaid Inc	49,384	898	News Corp - Class A	10,652	155
			News Corp - Class B	75,110	1,233
Insurance - 2.65%			Scripps Networks Interactive	642	33
ACE Ltd	1,691	105	Time Warner Cable Inc	4,866	321
Aflac Inc	3,661	206	Time Warner Inc	14,156	455
Allstate Corp/The	9,563	305	Viacom Inc	2,870	114
Aon Corp	6,753	311	Walt Disney Co/The	45,963	1,723
Assurant Inc	843	32	Washington Post Co/The	41	18
Berkshire Hathaway Inc - Class A (a)	6	723		$ 5,381
Berkshire Hathaway Inc - Class B (a)	16,490	1,321	Metal Fabrication & Hardware - 0.15%
Chubb Corp	4,843	289	Precision Castparts Corp	1,998	278
Cincinnati Financial Corp	1,172	37
Hartford Financial Services Group Inc	4,777	126	Mining - 1.53%
Lincoln National Corp	3,464	96	Agnico-Eagle Mines Ltd	1,100	84
Loews Corp	2,100	82	Alcoa Inc	4,875	75
Marsh & McLennan Cos Inc	6,890	189	Barrick Gold Corp	1,600	85
MetLife Inc	9,924	441	Freeport-McMoRan Copper & Gold Inc	11,892	1,428
Progressive Corp/The	2,822	56	Newmont Mining Corp	16,329	1,003
Prudential Financial Inc	3,543	208	Titanium Metals Corp (a)	677	12
Torchmark Corp	595	36	Vulcan Materials Co	2,500	111
Travelers Cos Inc/The	4,206	234		$ 2,798
Unum Group	2,297	56	Miscellaneous Manufacturing - 4.62%
	$ 4,853		3M Co	16,411	1,416
Internet - 2.87%			Cooper Industries PLC	2,300	134
Akamai Technologies Inc (a)	1,888	89	Danaher Corp	9,373	442
Amazon.com Inc (a)	4,497	809	Dover Corp	1,286	75
eBay Inc (a)	7,716	215	Eaton Corp	8,499	863
Expedia Inc	1,520	38	General Electric Co	163,685	2,993
Google Inc (a)	5,720	3,397	Harsco Corp	18,530	525
Liberty Media Corp - Interactive (a)	6,100	96	Honeywell International Inc	23,788	1,265
McAfee Inc (a)	3,100	144	Illinois Tool Works Inc	3,727	199
NetFlix Inc (a)	400	70	Ingersoll-Rand PLC	3,658	172
Priceline.com Inc (a)	529	212	ITT Corp	1,264	66
Symantec Corp (a)	5,504	92	Parker Hannifin Corp	1,110	96
Yahoo! Inc (a)	5,702	95	Textron Inc	4,100	97
	$ 5,257		Tyco International Ltd	2,386	99
Iron & Steel - 0.20%				$ 8,442
Cliffs Natural Resources Inc	1,844	144	Office & Business Equipment - 0.10%
Nucor Corp	2,500	110	Pitney Bowes Inc	1,495	36
United States Steel Corp	1,800	105	Xerox Corp	12,189	141
	$ 359			$ 177
Leisure Products & Services - 0.47%			Oil & Gas - 9.09%
Carnival Corp	5,118	236	Anadarko Petroleum Corp	3,171	242
Harley-Davidson Inc	17,890	620	Apache Corp	11,559	1,378
	$ 856		Chesapeake Energy Corp	3,344	87
			Chevron Corp	21,628	1,973

See accompanying notes

179

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS (continued)
ConocoPhillips	12,604 $	858	Host Hotels & Resorts Inc	4,513 $	81
Devon Energy Corp	3,436	270	Kimco Realty Corp	8,698	157
Diamond Offshore Drilling Inc	10,564	706	ProLogis	3,600	52
EOG Resources Inc	2,647	242	Public Storage Inc	1,972	200
EQT Corp	1,600	72	Simon Property Group Inc	3,800	378
Exxon Mobil Corp	77,947	5,700	Ventas Inc	1,082	57
Helmerich & Payne Inc	759	37	Vornado Realty Trust	2,531	211
Hess Corp	3,500	268		$ 1,531
Marathon Oil Corp	3,495	129	Retail - 5.35%
Murphy Oil Corp	4,721	351	AutoZone Inc (a)	891	243
Nabors Industries Ltd (a)	2,045	48	Bed Bath & Beyond Inc (a)	6,710	330
Newfield Exploration Co (a)	17,680	1,275	Best Buy Co Inc	2,413	83
Noble Energy Inc	837	72	Big Lots Inc (a)	594	18
Occidental Petroleum Corp	8,390	823	CarMax Inc (a)	2,360	75
Petroleo Brasileiro SA ADR	16,910	640	Costco Wholesale Corp	2,154	156
QEP Resources Inc	600	22	CVS Caremark Corp	13,700	476
Range Resources Corp	2,200	99	Darden Restaurants Inc	1,006	47
Rowan Cos Inc (a)	819	29	Family Dollar Stores Inc	878	44
Southwestern Energy Co (a)	3,900	146	GameStop Corp (a)	1,055	24
Suncor Energy Inc	3,300	126	Gap Inc/The	9,000	199
Sunoco Inc	861	35	Home Depot Inc	15,894	557
Total SA ADR	15,240	815	Kohl's Corp (a)	6,848	372
Valero Energy Corp	7,677	177	Lowe's Cos Inc	22,222	558
	$ 16,620		Ltd Brands Inc	1,848	57
Oil & Gas Services - 2.43%			Macy's Inc	9,208	233
Baker Hughes Inc	6,871	393	McDonald's Corp	11,133	854
FMC Technologies Inc (a)	2,600	231	Nordstrom Inc	1,142	48
Halliburton Co	23,733	969	O'Reilly Automotive Inc (a)	992	60
National Oilwell Varco Inc	22,823	1,535	RadioShack Corp	902	17
Schlumberger Ltd	15,864	1,324	Ross Stores Inc	2,856	180
	$ 4,452		Staples Inc	63,634	1,449
Packaging & Containers - 0.05%			Starbucks Corp	10,813	348
Ball Corp	676	46	Target Corp	7,357	442
Bemis Co Inc	778	26	Tiffany & Co	896	56
Sealed Air Corp	1,146	29	TJX Cos Inc	1,983	88
	$ 101		Walgreen Co	9,176	357
Pharmaceuticals - 5.31%			Wal-Mart Stores Inc	36,581	1,973
Abbott Laboratories	14,158	679	Yum! Brands Inc	8,958	439
Allergan Inc/United States	3,201	219		$ 9,783
AmerisourceBergen Corp	47,881	1,633	Savings & Loans - 0.04%
Bristol-Myers Squibb Co	54,073	1,432	Hudson City Bancorp Inc	3,415	43
Cardinal Health Inc	2,418	93	People's United Financial Inc	2,704	38
Cephalon Inc (a)	1,209	74		$ 81
Eli Lilly & Co	9,543	334	Semiconductors - 2.89%
Express Scripts Inc (a)	6,418	347	Advanced Micro Devices Inc (a)	14,197	117
Forest Laboratories Inc (a)	2,089	67	Analog Devices Inc	1,976	74
GlaxoSmithKline PLC ADR	12,750	500	Applied Materials Inc	33,940	477
McKesson Corp	3,858	272	ASML Holding NV	38,410	1,473
Medco Health Solutions Inc (a)	4,580	281	Broadcom Corp	1,792	78
Merck & Co Inc	30,461	1,098	Intel Corp	40,995	862
Mylan Inc/PA (a)	3,033	64	LSI Corp (a)	4,534	27
Novartis AG ADR	20,350	1,200	Marvell Technology Group Ltd (a)	3,300	61
Pfizer Inc	78,153	1,368	MEMC Electronic Materials Inc (a)	1,700	19
Watson Pharmaceuticals Inc (a)	871	45	Micron Technology Inc (a)	50,578	405
	$ 9,706		National Semiconductor Corp	20,035	276
Pipelines - 0.40%			Novellus Systems Inc (a)	651	21
El Paso Corp	15,300	210	NVIDIA Corp (a)	6,800	105
Oneok Inc	753	42	QLogic Corp (a)	919	16
Spectra Energy Corp	10,092	252	Teradyne Inc (a)	1,223	17
Williams Cos Inc	9,300	230	Texas Instruments Inc	32,184	1,046
	$ 734		Xilinx Inc	7,314	212
Real Estate - 0.04%				$ 5,286
CB Richard Ellis Group Inc (a)	3,467	71	Software - 3.84%
			Adobe Systems Inc (a)	9,388	289
REITS - 0.84%			Autodesk Inc (a)	33,724	1,288
Apartment Investment & Management Co	937	24	BMC Software Inc (a)	1,261	59
AvalonBay Communities Inc	863	97	CA Inc	14,531	355
Boston Properties Inc	959	82	Check Point Software Technologies Ltd (a)	500	23
Equity Residential	1,388	72	Citrix Systems Inc (a)	1,336	91
HCP Inc	2,030	75	Compuware Corp (a)	1,596	19
Health Care REIT Inc	938	45	Dun & Bradstreet Corp	372	31

See accompanying notes

180

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Software (continued)				Amount
Electronic Arts Inc (a)	2,300 $	38	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Fidelity National Information Services Inc	1,500	41	Banks (continued)
Fiserv Inc (a)	2,262	132	Investment in Joint Trading Account; Morgan	$ 340	$ 340
Intuit Inc (a)	2,000	99	Stanley Repurchase Agreement; 0.12% dated
Microsoft Corp	124,098	3,465	12/31/10 maturing 01/03/11 (collateralized by
Novell Inc (a)	2,449	14	Sovereign Agency Issues; $346,406; 1.98% -
Oracle Corp	26,264	822	2.68%; dated 01/21/14 - 06/07/18)
Red Hat Inc (a)	4,150	190			$ 2,649
Salesforce.com Inc (a)	493	65	TOTAL REPURCHASE AGREEMENTS		$ 2,649
		$ 7,021	Total Investments		$ 183,396
Telecommunications - 4.98%			Liabilities in Excess of Other Assets, Net - (0.27)%		$ (499)
American Tower Corp (a)	16,409	847	TOTAL NET ASSETS - 100.00%		$ 182,897
AT&T Inc	73,281	2,153
CenturyLink Inc	2,036	94
Cisco Systems Inc (a)	49,041	993	(a) Non-Income Producing Security
Corning Inc	18,974	366
Crown Castle International Corp (a)	4,000	175
Frontier Communications Corp	6,718	65	Unrealized Appreciation (Depreciation)
Harris Corp	904	41	The net federal income tax unrealized appreciation (depreciation) and federal tax
JDS Uniphase Corp (a)	5,300	77
Juniper Networks Inc (a)	33,264	1,228	cost of investments held as of the period end were as follows:
Motorola Inc (a)	19,509	177
NII Holdings Inc (a)	1,000	45	Unrealized Appreciation		$ 22,087
			Unrealized Depreciation		(5,541)
Qualcomm Inc	16,774	830	Net Unrealized Appreciation (Depreciation)		$ 16,546
Qwest Communications International Inc	12,307	94	Cost for federal income tax purposes		$ 166,850
Sprint Nextel Corp (a)	40,900	173
Tellabs Inc	2,789	19	All dollar amounts are shown in thousands (000's)
Verizon Communications Inc	47,270	1,691
Windstream Corp	3,154	44	Portfolio Summary (unaudited)
			Sector		Percent
		$ 9,112	Consumer, Non-cyclical		20 .86%
Textiles - 0.04%			Financial		15 .19%
Cintas Corp	2,848	80	Energy		12 .49%
			Technology		12 .34%
Toys, Games & Hobbies - 0.11%			Industrial		11 .91%
Hasbro Inc	844	40	Communications		10 .93%
Mattel Inc	6,413	163	Consumer, Cyclical		9 .32%
		$ 203	Basic Materials		4 .42%
Transportation - 2.08%			Utilities		2 .81%
CH Robinson Worldwide Inc	1,000	80	Liabilities in Excess of Other Assets, Net		(0 .27)%
CSX Corp	5,220	338	TOTAL NET ASSETS		100.00%
Expeditors International of Washington Inc	1,200	65
FedEx Corp	2,898	270
Norfolk Southern Corp	17,800	1,118
Ryder System Inc	1,400	74
Union Pacific Corp	5,998	556
United Parcel Service Inc	18,015	1,307
		$ 3,808
TOTAL COMMON STOCKS		$ 180,747
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.45%	(000's)	Value (000's)
Banks - 1.45%
Investment in Joint Trading Account; Credit Suisse $ 951		$ 950
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $969,939; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	272	272
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $277,126; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	1,087	1,087
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $1,108,502; 0.00%;
dated 04/15/15 - 01/15/21)

See accompanying notes

181

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	73 $	4,485	$ 4,573	$ 88
					$ 88
All dollar amounts are shown in thousands (000's)

See accompanying notes

182

Schedule of Investments LargeCap Growth Account December 31, 2010

COMMON STOCKS - 99.22%	Shares Held Value (000's)		COMMON STOCKS (continued)		Shares Held Value (000's)
Apparel - 0.95%			Oil & Gas Services - 1.59%
Nike Inc	23,000 $	1,965	National Oilwell Varco Inc	49,000 $	3,295

Automobile Manufacturers - 4.37%			Pharmaceuticals - 3.75%
Ford Motor Co (a)	429,431	7,210	Allergan Inc/United States	33,000	2,266
General Motors Co (a)	51,000	1,880	Bristol-Myers Squibb Co	88,000	2,330
	$ 9,090		Watson Pharmaceuticals Inc (a)	62,000	3,203
Banks - 6.24%					$ 7,799
Fifth Third Bancorp	232,000	3,406	Retail - 6.41%
Goldman Sachs Group Inc/The	27,138	4,564	Bed Bath & Beyond Inc (a)	83,700	4,114
Wells Fargo & Co	161,100	4,992	Home Depot Inc	135,600	4,754
	$ 12,962		Starbucks Corp	138,700	4,456
Beverages - 3.46%					$ 13,324
Coca-Cola Co/The	79,000	5,196	Semiconductors - 3.35%
PepsiCo Inc	30,461	1,990	Broadcom Corp	160,000	6,968
	$ 7,186
Biotechnology - 5.19%			Software - 5.74%
Amgen Inc (a)	55,300	3,036	Intuit Inc (a)	43,000	2,120
Celgene Corp (a)	85,000	5,027	Oracle Corp	164,000	5,133
Illumina Inc (a)	42,929	2,719	Red Hat Inc (a)	56,000	2,557
	$ 10,782		Salesforce.com Inc (a)	16,000	2,112
Chemicals - 2.96%					$ 11,922
Monsanto Co	41,000	2,855	Telecommunications - 3.39%
Potash Corp of Saskatchewan Inc	21,300	3,298	Juniper Networks Inc (a)	73,000	2,695
	$ 6,153		Qualcomm Inc	88,000	4,355
Commercial Services - 3.73%					$ 7,050
Mastercard Inc	18,134	4,064	Transportation - 1.68%
Visa Inc	52,474	3,693	FedEx Corp	37,500	3,488
	$ 7,757
Computers - 11.78%			TOTAL COMMON STOCKS		$ 206,196
Accenture PLC - Class A	43,000	2,085		Maturity
Apple Inc (a)	31,022	10,006		Amount
Cognizant Technology Solutions Corp (a)	69,214	5,073	REPURCHASE AGREEMENTS - 0.57%	(000's)	Value (000's)
NetApp Inc (a)	79,754	4,383	Banks - 0.57%
SanDisk Corp (a)	59,000	2,942	Investment in Joint Trading Account; Credit Suisse $	422	$ 422
	$ 24,489		Repurchase Agreement; 0.15% dated
Cosmetics & Personal Care - 4.56%			12/31/10 maturing 01/03/11 (collateralized by
Estee Lauder Cos Inc/The	53,038	4,281	US Treasury Note; $430,196; 2.25%; dated
Procter & Gamble Co	80,900	5,204	01/31/15)
	$ 9,485		Investment in Joint Trading Account; Deutsche	121	120
Diversified Financial Services - 2.30%			Bank Repurchase Agreement; 0.22% dated
American Express Co	111,300	4,777	12/31/10 maturing 01/03/11 (collateralized by
			Sovereign Agency Issues; $122,913; 0.00% -
Electronics - 3.62%			3.00%; dated 09/16/14 - 10/15/20)
Agilent Technologies Inc (a)	83,000	3,439	Investment in Joint Trading Account; Merrill	482	482
Thermo Fisher Scientific Inc (a)	73,913	4,092	Lynch Repurchase Agreement; 0.15% dated
	$ 7,531		12/31/10 maturing 01/03/11 (collateralized by
Food - 2.38%			Sovereign Agency Issues; $491,652; 0.00%;
Whole Foods Market Inc	97,700	4,943	dated 04/15/15 - 01/15/21)
			Investment in Joint Trading Account; Morgan	151	151
Internet - 10.64%			Stanley Repurchase Agreement; 0.12% dated
Amazon.com Inc (a)	34,600	6,228	12/31/10 maturing 01/03/11 (collateralized by
F5 Networks Inc (a)	34,000	4,425	Sovereign Agency Issues; $153,642; 1.98% -
Google Inc (a)	9,590	5,696	2.68%; dated 01/21/14 - 06/07/18)
Priceline.com Inc (a)	14,400	5,754			$ 1,175
	$ 22,103		TOTAL REPURCHASE AGREEMENTS		$ 1,175
Lodging - 3.82%			Total Investments		$ 207,371
Las Vegas Sands Corp (a)	119,800	5,505	Other Assets in Excess of Liabilities, Net - 0.21%		$ 434
Starwood Hotels & Resorts Worldwide Inc	40,000	2,431	TOTAL NET ASSETS - 100.00%		$ 207,805
	$ 7,936
Machinery - Construction & Mining - 3.06%			(a) Non-Income Producing Security
Caterpillar Inc	67,800	6,350

Machinery - Diversified - 2.53%
Deere & Co	63,341	5,260

Mining - 1.72%
Newmont Mining Corp	58,300	3,581

See accompanying notes

183

Schedule of Investments LargeCap Growth Account December 31, 2010

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 54,588
Unrealized Depreciation	(1,549)
Net Unrealized Appreciation (Depreciation)	$ 53,039
Cost for federal income tax purposes	$ 154,332
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	23 .07%
Technology	20 .87%
Consumer, Cyclical	15 .55%
Communications	14 .03%
Industrial	10 .89%
Financial	9 .11%
Basic Materials	4 .68%
Energy	1 .59%
Other Assets in Excess of Liabilities, Net	0 .21%
TOTAL NET ASSETS	100.00%

See accompanying notes

184

Schedule of Investments
LargeCap Growth Account I
December 31, 2010

COMMON STOCKS - 98.32%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.07%			Chemicals (continued)
Interpublic Group of Cos Inc (a)	6,279 $	67	Ashland Inc	77 $	4
Omnicom Group Inc	2,172	99	Celanese Corp	2,083	86
	$ 166		CF Industries Holdings Inc	661	89
Aerospace & Defense - 0.48%			Eastman Chemical Co	188	16
Alliant Techsystems Inc	384	29	Ecolab Inc	2,016	102
Boeing Co/The	5,359	350	EI du Pont de Nemours & Co	2,726	136
Goodrich Corp	473	42	FMC Corp	614	49
Lockheed Martin Corp	2,125	148	International Flavors & Fragrances Inc	989	55
Rockwell Collins Inc	1,039	60	Lubrizol Corp	905	97
United Technologies Corp	7,434	585	Monsanto Co	4,207	293
	$ 1,214		Mosaic Co/The	9,265	707
Agriculture - 0.43%			PPG Industries Inc	330	28
Altria Group Inc	9,267	228	Praxair Inc	26,643	2,543
Philip Morris International Inc	14,443	846	RPM International Inc	843	19
	$ 1,074		Sherwin-Williams Co/The	709	59
Airlines - 0.06%			Sigma-Aldrich Corp	1,417	94
Delta Air Lines Inc (a)	6,845	86		$ 4,679
Southwest Airlines Co	1,275	17	Coal - 0.52%
United Continental Holdings Inc (a)	2,400	57	Alpha Natural Resources Inc (a)	189	11
	$ 160		Arch Coal Inc	1,463	51
Apparel - 1.38%			Peabody Energy Corp	18,500	1,184
Coach Inc	56,870	3,145	Walter Energy Inc	520	67
Nike Inc	3,116	266		$ 1,313
Polo Ralph Lauren Corp	690	77	Commercial Services - 3.48%
	$ 3,488		Aaron's Inc	528	11
			Apollo Group Inc (a)	1,652	65
Automobile Manufacturers - 0.54%
Ford Motor Co (a)	29,035	487	Automatic Data Processing Inc	3,810	176
General Motors Co (a)	16,900	623	Career Education Corp (a)	850	18
Navistar International Corp (a)	897	52	DeVry Inc	828	40
Oshkosh Corp (a)	1,133	40	Emergency Medical Services Corp (a)	377	24
			FTI Consulting Inc (a)	473	18
PACCAR Inc	2,784	160	Gartner Inc (a)	957	32
	$ 1,362		Genpact Ltd (a)	136,945	2,082
Automobile Parts & Equipment - 0.15%
Autoliv Inc	377	30	H&R Block Inc	1,747	21
BorgWarner Inc (a)	1,411	102	Hillenbrand Inc	802	17
Johnson Controls Inc	4,838	185	Iron Mountain Inc	2,296	57
			ITT Educational Services Inc (a)	416	26
Lear Corp (a)	175	17
			KAR Auction Services Inc (a)	231	3
TRW Automotive Holdings Corp (a)	660	35
	$ 369		Lender Processing Services Inc	1,272	38
			Mastercard Inc	19,993	4,480
Banks - 2.63%			Moody's Corp	2,496	66
Bank of Hawaii Corp	196	9	Paychex Inc	2,481	77
Bank of New York Mellon Corp/The	82,755	2,499	Pharmaceutical Product Development Inc	1,325	36
JP Morgan Chase & Co	55,900	2,372	RR Donnelley & Sons Co	142	2
Morgan Stanley	3,673	100	SEI Investments Co	1,611	38
Wells Fargo & Co	53,500	1,658	Strayer Education Inc	175	27
	$ 6,638		Verisk Analytics Inc (a)	1,353	46
Beverages - 1.20%			Visa Inc	17,564	1,236
Coca-Cola Co/The	14,555	957	Weight Watchers International Inc	424	16
Coca-Cola Enterprises Inc	2,542	64	Western Union Co/The	6,146	114
Dr Pepper Snapple Group Inc	944	33		$ 8,766
PepsiCo Inc	30,200	1,973
	$ 3,027		Computers - 11.50%
			Accenture PLC - Class A	105,899	5,135
Biotechnology - 1.45%			Apple Inc (a)	40,042	12,916
Celgene Corp (a)	30,123	1,781	Cadence Design Systems Inc (a)	3,515	29
Genzyme Corp (a)	1,551	111	Cognizant Technology Solutions Corp (a)	42,011	3,079
Gilead Sciences Inc (a)	7,253	263	Dell Inc (a)	15,606	212
Human Genome Sciences Inc (a)	18,900	452
Illumina Inc (a)	8,030	509	Diebold Inc	189	6
			DST Systems Inc	445	20
Life Technologies Corp (a)	1,681	93	EMC Corp/Massachusetts (a)	75,714	1,734
Myriad Genetics Inc (a)	1,280	29
Talecris Biotherapeutics Holdings Corp (a)	680	16	Hewlett-Packard Co	22,148	932
			IBM Corp	11,464	1,682
Vertex Pharmaceuticals Inc (a)	11,200	392	IHS Inc (a)	634	51
	$ 3,646		MICROS Systems Inc (a)	1,022	45
Building Materials - 0.01%			NCR Corp (a)	2,085	32
Owens Corning Inc (a)	802	25	NetApp Inc (a)	51,192	2,814
			SanDisk Corp (a)	2,114	105
Chemicals - 1.86%			Seagate Technology PLC (a)	4,028	61
Air Products & Chemicals Inc	1,834	167	Teradata Corp (a)	2,216	91
Airgas Inc	1,093	69	Western Digital Corp (a)	661	22
Albemarle Corp	1,180	66		$ 28,966

See accompanying notes

185

Schedule of Investments
LargeCap Growth Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products - 0.15%			Engineering & Construction (continued)
Avery Dennison Corp	95 $	4	Shaw Group Inc/The (a)	636 $	22
Church & Dwight Co Inc	890	61		$ 6,245
Clorox Co	1,013	64	Environmental Control - 1.32%
Kimberly-Clark Corp	2,927	185	Nalco Holding Co	1,686	54
Scotts Miracle-Gro Co/The	594	30	Republic Services Inc	1,272	38
Tupperware Brands Corp	802	38	Stericycle Inc (a)	39,452	3,192
	$ 382		Waste Connections Inc	1,222	34
Cosmetics & Personal Care - 0.59%				$ 3,318
Alberto-Culver Co	248	9	Food - 0.23%
Avon Products Inc	3,291	96	Campbell Soup Co	1,416	49
Colgate-Palmolive Co	3,802	305	ConAgra Foods Inc	566	13
Estee Lauder Cos Inc/The	987	80	General Mills Inc	3,006	107
Procter & Gamble Co	15,322	986	HJ Heinz Co	1,650	81
	$ 1,476		Kellogg Co	1,757	90
Distribution & Wholesale - 0.48%			Sysco Corp	4,548	134
Fastenal Co	16,800	1,006	Whole Foods Market Inc	1,858	94
Fossil Inc (a)	660	47		$ 568
LKQ Corp (a)	1,794	41	Forest Products & Paper - 0.04%
WESCO International Inc (a)	180	10	International Paper Co	3,021	82
WW Grainger Inc	778	107	Rayonier Inc	299	16
	$ 1,211			$ 98
Diversified Financial Services - 2.63%			Hand & Machine Tools - 0.02%
Affiliated Managers Group Inc (a)	678	67	Kennametal Inc	795	32
American Express Co	9,129	392	Regal-Beloit Corp	424	28
Ameriprise Financial Inc	660	38		$ 60
BlackRock Inc	148	28	Healthcare - Products - 3.52%
Charles Schwab Corp/The	165,415	2,830	Alcon Inc	613	100
Eaton Vance Corp	1,551	47	Baxter International Inc	4,296	217
Federated Investors Inc	756	20	Becton Dickinson and Co	1,781	151
Franklin Resources Inc	19,374	2,155	CareFusion Corp (a)	519	13
IntercontinentalExchange Inc (a)	6,660	794	Covidien PLC	4,296	196
Invesco Ltd	1,661	40	CR Bard Inc	803	74
NASDAQ OMX Group Inc/The (a)	189	4	DENTSPLY International Inc	1,976	68
NYSE Euronext	738	22	Edwards Lifesciences Corp (a)	7,159	578
T Rowe Price Group Inc	2,259	146	Gen-Probe Inc (a)	631	37
Waddell & Reed Financial Inc	1,145	40	Hill-Rom Holdings Inc	660	26
	$ 6,623		Hospira Inc (a)	1,399	78
Electric - 0.02%			IDEXX Laboratories Inc (a)	37,710	2,610
Calpine Corp (a)	2,077	28	Intuitive Surgical Inc (a)	10,650	2,745
ITC Holdings Corp	567	35	Johnson & Johnson	3,541	219
	$ 63		Kinetic Concepts Inc (a)	48	2
Electrical Components & Equipment - 0.84%			Medtronic Inc	7,286	270
AMETEK Inc	2,004	79	ResMed Inc (a)	1,986	69
Emerson Electric Co	35,365	2,021	St Jude Medical Inc (a)	2,842	122
Hubbell Inc	330	20	Stryker Corp	21,792	1,171
	$ 2,120		Techne Corp	495	33
Electronics - 2.01%			Thoratec Corp (a)	755	21
Agilent Technologies Inc (a)	2,994	124	Varian Medical Systems Inc (a)	944	65
Amphenol Corp	56,494	2,982		$ 8,865
AVX Corp	142	2	Healthcare - Services - 2.58%
FLIR Systems Inc	2,008	60	Community Health Systems Inc (a)	618	23
Garmin Ltd	95	3	Covance Inc (a)	69,453	3,570
Itron Inc (a)	496	27	DaVita Inc (a)	38,030	2,643
Jabil Circuit Inc	1,690	34	Health Management Associates Inc (a)	3,281	31
Mettler-Toledo International Inc (a)	437	66	Laboratory Corp of America Holdings (a)	898	79
PerkinElmer Inc	697	18	Lincare Holdings Inc	1,110	30
Thomas & Betts Corp (a)	95	5	Quest Diagnostics Inc	1,642	89
Trimble Navigation Ltd (a)	41,635	1,662	Tenet Healthcare Corp (a)	4,547	30
Waters Corp (a)	1,183	92		$ 6,495
	$ 5,075		Home Builders - 0.01%
Energy - Alternate Sources - 0.02%			Thor Industries Inc	435	15
First Solar Inc (a)	419	55
			Home Furnishings - 0.03%
Engineering & Construction - 2.48%			Tempur-Pedic International Inc (a)	944	38
ABB Ltd ADR(a)	135,397	3,040	Whirlpool Corp	424	37
Aecom Technology Corp (a)	378	10		$ 75
Chicago Bridge & Iron Co NV (a)	519	17	Housewares - 0.01%
Fluor Corp	46,217	3,062	Toro Co	445	27
Jacobs Engineering Group Inc (a)	982	45
McDermott International Inc (a)	2,361	49

See accompanying notes

186

Schedule of Investments
LargeCap Growth Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance - 0.24%			Metal Fabrication & Hardware (continued)
ACE Ltd	660 $	41	Timken Co	802 $	38
Aflac Inc	3,872	219	Valmont Industries Inc	288	26
Aon Corp	774	36		$ 1,912
Arthur J Gallagher & Co	331	10	Mining - 0.70%
Axis Capital Holdings Ltd	503	18	Alcoa Inc	1,966	30
Brown & Brown Inc	756	18	Freeport-McMoRan Copper & Gold Inc	11,328	1,361
Endurance Specialty Holdings Ltd	48	2	Newmont Mining Corp	4,111	252
Erie Indemnity Co	273	18	Southern Copper Corp	2,200	107
Hartford Financial Services Group Inc	495	13	Titanium Metals Corp (a)	1,085	19
Marsh & McLennan Cos Inc	3,809	104		$ 1,769
MetLife Inc	1,737	77	Miscellaneous Manufacturing - 3.61%
Travelers Cos Inc/The	755	42	3M Co	20,816	1,796
Validus Holdings Ltd	179	5	Cooper Industries PLC	1,463	85
	$ 603		Danaher Corp	125,626	5,926
Internet - 8.01%			Dover Corp	1,511	88
Akamai Technologies Inc (a)	1,639	77	Eaton Corp	566	57
Amazon.com Inc (a)	25,468	4,584	General Electric Co	21,591	395
Baidu Inc/China ADR(a)	9,400	907	Honeywell International Inc	6,679	355
Ctrip.com International Ltd ADR(a)	13,000	526	Illinois Tool Works Inc	3,824	204
eBay Inc (a)	28,806	802	Pall Corp	1,563	78
Expedia Inc	1,086	27	Parker Hannifin Corp	566	49
F5 Networks Inc (a)	606	79	Pentair Inc	644	24
Google Inc (a)	17,865	10,611	SPX Corp	126	9
Liberty Media Corp - Interactive (a)	65,600	1,035	Tyco International Ltd	944	39
NetFlix Inc (a)	348	61		$ 9,105
Priceline.com Inc (a)	3,513	1,404
			Office & Business Equipment - 0.02%
Yahoo! Inc (a)	4,438	74	Pitney Bowes Inc	1,888	46
	$ 20,187
Iron & Steel - 0.04%			Oil & Gas - 5.14%
Cliffs Natural Resources Inc	1,180	92	Atwood Oceanics Inc (a)	142	5
			Canadian Natural Resources Ltd	90,193	4,006
Leisure Products & Services - 0.67%			Chevron Corp	944	86
Carnival Corp	35,500	1,637	Cimarex Energy Co	1,085	96
Harley-Davidson Inc	1,796	62	ConocoPhillips	4,957	338
	$ 1,699		Diamond Offshore Drilling Inc	290	20
Lodging - 1.67%			EOG Resources Inc	25,335	2,316
Las Vegas Sands Corp (a)	21,307	979	Exxon Mobil Corp	41,114	3,006
Marriott International Inc/DE	50,988	2,118	Forest Oil Corp (a)	960	37
Starwood Hotels & Resorts Worldwide Inc	17,235	1,047	Holly Corp	392	16
Wynn Resorts Ltd	575	60	Marathon Oil Corp	2,407	89
	$ 4,204		Murphy Oil Corp	283	21
Machinery - Construction & Mining - 0.21%			Nabors Industries Ltd (a)	1,463	34
Caterpillar Inc	4,768	447	Occidental Petroleum Corp	1,416	139
Joy Global Inc	917	79	Pride International Inc (a)	905	30
	$ 526		Range Resources Corp	22,600	1,017
			Rowan Cos Inc (a)	267	9
Machinery - Diversified - 1.81%
Cummins Inc	1,749	193	SM Energy Co	566	33
Deere & Co	3,495	290	Southwestern Energy Co (a)	2,635	99
Gardner Denver Inc	613	42	Suncor Energy Inc	40,300	1,543
Graco Inc	788	31		$ 12,940
IDEX Corp	872	34	Oil & Gas Services - 4.76%
Manitowoc Co Inc/The	1,707	22	Baker Hughes Inc	1,477	84
Rockwell Automation Inc	10,327	741	Cameron International Corp (a)	1,814	92
Roper Industries Inc	41,860	3,199	Dresser-Rand Group Inc (a)	936	40
	$ 4,552		FMC Technologies Inc (a)	40,984	3,644
Media - 0.83%			Halliburton Co	7,884	322
CBS Corp	1,038	20	Schlumberger Ltd	92,625	7,734
DIRECTV (a)	7,742	309	Weatherford International Ltd (a)	3,824	87
Discovery Communications Inc - A Shares (a)	1,810	75		$ 12,003
Factset Research Systems Inc	613	57	Packaging & Containers - 0.03%
John Wiley & Sons Inc	550	25	Ball Corp	237	16
McGraw-Hill Cos Inc/The	1,895	69	Crown Holdings Inc (a)	2,128	71
News Corp - Class A	6,137	89		$ 87
Scripps Networks Interactive	1,133	59	Pharmaceuticals - 4.11%
Sirius XM Radio Inc (a)	51,567	85	Abbott Laboratories	11,977	574
Viacom Inc	1,510	60	Allergan Inc/United States	47,954	3,293
Walt Disney Co/The	33,300	1,249	AmerisourceBergen Corp	2,176	74
	$ 2,097		Cardinal Health Inc	1,605	62
Metal Fabrication & Hardware - 0.76%			Eli Lilly & Co	2,031	71
Precision Castparts Corp	13,277	1,848	Express Scripts Inc (a)	37,616	2,033

See accompanying notes

187

     Schedule of Investments LargeCap Growth Account I

December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			Retail (continued)
Herbalife Ltd	780 $	53	Yum! Brands Inc	3,997 $	196
McKesson Corp	32,492	2,287		$ 15,695
Mead Johnson Nutrition Co	23,146	1,441	Savings & Loans - 0.00%
Medco Health Solutions Inc (a)	3,731	229	Hudson City Bancorp Inc	520	7
Mylan Inc/PA (a)	3,453	73
Omnicare Inc	142	4	Semiconductors - 3.11%
Perrigo Co	1,060	67	Advanced Micro Devices Inc (a)	2,928	24
SXC Health Solutions Corp (a)	801	34	Altera Corp	2,267	81
VCA Antech Inc (a)	1,094	25	Analog Devices Inc	2,648	100
Warner Chilcott PLC	1,178	27	Applied Materials Inc	155,275	2,181
	$ 10,347		ASML Holding NV	13,400	514
Pipelines - 0.04%			Atmel Corp (a)	5,287	65
El Paso Corp	1,626	22	Avago Technologies Ltd	1,390	40
Williams Cos Inc	3,068	76	Broadcom Corp	24,987	1,088
	$ 98		Cree Inc (a)	9,300	613
Real Estate - 0.06%			Intel Corp	35,944	756
CB Richard Ellis Group Inc (a)	3,581	73	Lam Research Corp (a)	1,589	82
Jones Lang LaSalle Inc	519	44	Marvell Technology Group Ltd (a)	65,257	1,211
St Joe Co/The (a)	1,105	24	Maxim Integrated Products Inc	4,015	95
	$ 141		National Semiconductor Corp	2,815	39
			Novellus Systems Inc (a)	1,070	35
REITS - 0.19%
Apartment Investment & Management Co	755	19	NVIDIA Corp (a)	5,405	83
Digital Realty Trust Inc	1,013	52	ON Semiconductor Corp (a)	5,594	55
Equity Residential	236	12	QLogic Corp (a)	1,581	27
Essex Property Trust Inc	141	16	Rovi Corp (a)	6,200	384
Federal Realty Investment Trust	472	37	Skyworks Solutions Inc (a)	2,266	65
Public Storage Inc	1,134	115	Teradyne Inc (a)	2,303	32
Simon Property Group Inc	1,746	174	Texas Instruments Inc	4,226	137
Ventas Inc	566	30	Varian Semiconductor Equipment Associates Inc (a)	990	37

Vornado Realty Trust	188	16
	$ 471		Xilinx Inc	3,366	97
Retail - 6.23%				$ 7,841
Advance Auto Parts Inc	1,169	77	Software - 3.97%
Aeropostale Inc (a)	1,252	31	Activision Blizzard Inc	1,766	22
American Eagle Outfitters Inc	628	9	Adobe Systems Inc (a)	4,038	124
AutoZone Inc (a)	350	95	Allscripts Healthcare Solutions Inc (a)	1,512	29
Bed Bath & Beyond Inc (a)	21,317	1,048	ANSYS Inc (a)	34,965	1,821
Best Buy Co Inc	2,832	97	Autodesk Inc (a)	2,049	78
Big Lots Inc (a)	1,038	32	BMC Software Inc (a)	1,620	76
Brinker International Inc	1,163	24	Broadridge Financial Solutions Inc	1,160	25
CarMax Inc (a)	2,909	93	CA Inc	4,036	99
Chipotle Mexican Grill Inc (a)	2,173	462	Citrix Systems Inc (a)	41,623	2,848
Copart Inc (a)	939	35	Compuware Corp (a)	1,654	19
Costco Wholesale Corp	44,609	3,221	Dun & Bradstreet Corp	671	55
Darden Restaurants Inc	1,790	83	Emdeon Inc (a)	274	4
Dick's Sporting Goods Inc (a)	1,143	43	Fiserv Inc (a)	1,352	79
Dollar General Corp (a)	22,100	678	Informatica Corp (a)	1,219	54
Dollar Tree Inc (a)	1,629	91	Intuit Inc (a)	2,493	123
Family Dollar Stores Inc	1,747	87	Microsoft Corp	45,825	1,279
Gap Inc/The	3,302	73	MSCI Inc (a)	1,432	56
Guess? Inc	777	37	Oracle Corp	34,054	1,066
Home Depot Inc	14,730	517	Red Hat Inc (a)	1,670	76
Kohl's Corp (a)	1,983	108	Salesforce.com Inc (a)	14,727	1,944
Lowe's Cos Inc	9,515	239	Solera Holdings Inc	910	47
Ltd Brands Inc	2,338	72	VMware Inc (a)	944	84
Macy's Inc	519	13		$ 10,008
McDonald's Corp	9,372	719	Telecommunications - 7.24%
Nordstrom Inc	2,195	93	Amdocs Ltd (a)	755	21
O'Reilly Automotive Inc (a)	16,095	972	American Tower Corp (a)	21,180	1,094
Panera Bread Co (a)	366	37	Cisco Systems Inc (a)	185,964	3,762
PetSmart Inc	1,511	60	Corning Inc	65,303	1,261
Ross Stores Inc	1,060	67	Crown Castle International Corp (a)	33,461	1,467
Staples Inc	5,574	127	Frontier Communications Corp	4,821	47
Starbucks Corp	63,236	2,032	Harris Corp	1,652	75
Target Corp	6,421	386	Juniper Networks Inc (a)	76,134	2,811
TJX Cos Inc	3,541	157	MetroPCS Communications Inc (a)	1,557	20
Tractor Supply Co	944	46	NeuStar Inc (a)	975	25
Urban Outfitters Inc (a)	74,413	2,665	NII Holdings Inc (a)	1,699	76
Walgreen Co	8,256	322	Qualcomm Inc	150,724	7,459
Wal-Mart Stores Inc	9,408	507	SBA Communications Corp (a)	1,550	63
Williams-Sonoma Inc	1,227	44	tw telecom inc (a)	1,984	34

See accompanying notes

188

Schedule of Investments
LargeCap Growth Account I
December 31, 2010

			Portfolio Summary (unaudited)
			Sector		Percent
COMMON STOCKS (continued)		Shares Held Value (000's)	Technology		18 .60%
Telecommunications (continued)			Consumer, Non-cyclical		17 .74%
Windstream Corp	2,698 $	38	Communications		16 .15%
		$ 18,253	Industrial		15 .65%
Toys, Games & Hobbies - 0.06%			Consumer, Cyclical		11 .29%
Hasbro Inc	1,652	78	Energy		10 .48%
Mattel Inc	2,692	68	Financial		6 .45%
		$ 146	Basic Materials		2 .64%
Transportation - 2.07%			Utilities		0 .02%
CH Robinson Worldwide Inc	1,267	102	Other Assets in Excess of Liabilities, Net		0 .98%
Expeditors International of Washington Inc	34,639	1,891	TOTAL NET ASSETS		100.00%
FedEx Corp	1,532	142
Frontline Ltd/Bermuda	566	14
Landstar System Inc	665	27
Ryder System Inc	372	20
Union Pacific Corp	11,628	1,078
United Parcel Service Inc	26,825	1,947
		$ 5,221
TOTAL COMMON STOCKS		$ 247,714
	Maturity
	Amount
REPURCHASE AGREEMENTS - 0.70%	(000's)	Value (000's)
Banks - 0.70%
Investment in Joint Trading Account; Credit Suisse $	631	$ 631
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $643,213; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	180	180
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $183,775; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	721	721
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $735,102; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	225	225
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $229,719; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 1,757
TOTAL REPURCHASE AGREEMENTS		$ 1,757
Total Investments		$ 249,471
Other Assets in Excess of Liabilities, Net - 0.98%		$ 2,472
TOTAL NET ASSETS - 100.00%		$ 251,943

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 60,159
Unrealized Depreciation		(2,268)
Net Unrealized Appreciation (Depreciation)		$ 57,891
Cost for federal income tax purposes		$ 191,580
All dollar amounts are shown in thousands (000's)

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	66	$ 4,055 $	4,135	$ 80
					$ 80

All dollar amounts are shown in thousands (000's)

See accompanying notes

189

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

COMMON STOCKS - 96.98%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.16%			Beverages (continued)
Interpublic Group of Cos Inc (a)	14,505 $	154	PepsiCo Inc	47,035 $	3,073
Omnicom Group Inc	8,940	409		$ 8,661
	$ 563		Biotechnology - 1.30%
Aerospace & Defense - 1.95%			Amgen Inc (a)	28,040	1,540
Boeing Co/The	21,771	1,421	Biogen Idec Inc (a)	7,072	474
General Dynamics Corp	11,211	796	Celgene Corp (a)	13,968	826
Goodrich Corp	3,721	328	Genzyme Corp (a)	7,686	547
L-3 Communications Holdings Inc	3,359	237	Gilead Sciences Inc (a)	24,095	873
Lockheed Martin Corp	8,764	613	Life Technologies Corp (a)	5,542	308
Northrop Grumman Corp	8,666	561		$ 4,568
Raytheon Co	10,819	501	Building Materials - 0.04%
Rockwell Collins Inc	4,655	271	Masco Corp	10,640	135
United Technologies Corp	27,405	2,157
	$ 6,885		Chemicals - 2.04%
Agriculture - 1.68%			Air Products & Chemicals Inc	6,359	578
Altria Group Inc	61,963	1,526	Airgas Inc	2,221	139
Archer-Daniels-Midland Co	18,961	570	CF Industries Holdings Inc	2,111	285
Lorillard Inc	4,440	364	Dow Chemical Co/The	34,448	1,176
Philip Morris International Inc	53,848	3,152	Eastman Chemical Co	2,141	180
Reynolds American Inc	10,036	327	Ecolab Inc	6,889	347
	$ 5,939		EI du Pont de Nemours & Co	27,093	1,351
Airlines - 0.08%			FMC Corp	2,153	172
Southwest Airlines Co	22,172	288	International Flavors & Fragrances Inc	2,373	132
			Monsanto Co	15,919	1,109
Apparel - 0.54%			PPG Industries Inc	4,838	407
Coach Inc	8,796	486	Praxair Inc	9,093	868
Nike Inc	11,346	969	Sherwin-Williams Co/The	2,659	223
Polo Ralph Lauren Corp	1,918	213	Sigma-Aldrich Corp	3,600	240
VF Corp	2,575	222		$ 7,207
	$ 1,890		Coal - 0.28%
Automobile Manufacturers - 0.71%			Consol Energy Inc	6,703	327
Ford Motor Co (a)	111,194	1,867	Massey Energy Co	3,031	162
PACCAR Inc	10,824	621	Peabody Energy Corp	8,002	512
	$ 2,488			$ 1,001
Automobile Parts & Equipment - 0.24%			Commercial Services - 1.26%
Goodyear Tire & Rubber Co/The (a)	7,209	85	Apollo Group Inc (a)	3,772	149
Johnson Controls Inc	20,014	765	Automatic Data Processing Inc	14,638	677
	$ 850		DeVry Inc	1,850	89
Banks - 8.43%			Equifax Inc	3,662	130
Bank of America Corp	299,308	3,993	H&R Block Inc	9,156	109
Bank of New York Mellon Corp/The	36,814	1,112	Iron Mountain Inc	5,939	149
BB&T Corp	20,589	541	Mastercard Inc	2,874	644
Capital One Financial Corp	13,561	577	Monster Worldwide Inc (a)	3,859	91
Citigroup Inc (a)	862,153	4,078	Moody's Corp	6,047	161
Comerica Inc	5,238	221	Paychex Inc	9,553	295
Fifth Third Bancorp	23,632	347	Quanta Services Inc (a)	6,396	127
First Horizon National Corp	7,736	91	Robert Half International Inc	4,367	134
Goldman Sachs Group Inc/The	15,173	2,552	RR Donnelley & Sons Co	6,123	107
Huntington Bancshares Inc/OH	25,591	176	SAIC Inc (a)	8,714	138
JP Morgan Chase & Co	116,018	4,922	Total System Services Inc	4,844	75
KeyCorp	26,131	231	Visa Inc	14,462	1,018
M&T Bank Corp	3,543	308	Western Union Co/The	19,465	361
Marshall & Ilsley Corp	15,669	108		$ 4,454
Morgan Stanley	44,899	1,222	Computers - 6.08%
Northern Trust Corp	7,188	398	Apple Inc (a)	27,224	8,781
PNC Financial Services Group Inc	15,605	948	Cognizant Technology Solutions Corp (a)	9,007	660
Regions Financial Corp	37,278	261	Computer Sciences Corp	4,585	228
State Street Corp	14,899	690	Dell Inc (a)	49,840	675
SunTrust Banks Inc	14,838	438	EMC Corp/Massachusetts (a)	61,149	1,400
US Bancorp	56,932	1,536	Hewlett-Packard Co	67,302	2,834
Wells Fargo & Co	155,773	4,827	IBM Corp	36,871	5,411
Zions Bancorporation	5,281	128	Lexmark International Inc (a)	2,332	81
	$ 29,705		NetApp Inc (a)	10,726	590
			SanDisk Corp (a)	6,960	347
Beverages - 2.46%
Brown-Forman Corp	3,080	214	Teradata Corp (a)	4,971	205
Coca-Cola Co/The	68,914	4,532	Western Digital Corp (a)	6,820	231
Coca-Cola Enterprises Inc	10,055	252		$ 21,443
Constellation Brands Inc (a)	5,291	117	Consumer Products - 0.41%
Dr Pepper Snapple Group Inc	6,740	237	Avery Dennison Corp	3,204	135
Molson Coors Brewing Co	4,695	236	Clorox Co	4,138	262

See accompanying notes

190

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Fortune Brands Inc	4,528 $	273	FLIR Systems Inc	4,707 $	140
Kimberly-Clark Corp	12,103	763	Jabil Circuit Inc	5,818	117
	$ 1,433		PerkinElmer Inc	3,503	90
Cosmetics & Personal Care - 2.02%			Thermo Fisher Scientific Inc (a)	11,796	653
Avon Products Inc	12,737	370	Waters Corp (a)	2,710	211
Colgate-Palmolive Co	14,325	1,152		$ 1,910
Estee Lauder Cos Inc/The	3,370	272	Energy - Alternate Sources - 0.06%
Procter & Gamble Co (b)	83,075	5,344	First Solar Inc (a)	1,603	209
	$ 7,138
Distribution & Wholesale - 0.21%			Engineering & Construction - 0.15%
Fastenal Co	4,375	262	Fluor Corp	5,306	352
Genuine Parts Co	4,675	240	Jacobs Engineering Group Inc (a)	3,742	171
WW Grainger Inc	1,722	238		$ 523
	$ 740		Entertainment - 0.04%
Diversified Financial Services - 1.61%			International Game Technology	8,850	156
American Express Co	31,081	1,334
Ameriprise Financial Inc	7,359	423	Environmental Control - 0.28%
Charles Schwab Corp/The	29,432	504	Republic Services Inc	9,123	272
CME Group Inc	1,989	640	Stericycle Inc (a)	2,538	205
Discover Financial Services	16,162	299	Waste Management Inc	14,121	521
E*Trade Financial Corp (a)	5,898	94		$ 998
Federated Investors Inc	2,719	71	Food - 1.81%
Franklin Resources Inc	4,321	481	Campbell Soup Co	5,684	198
IntercontinentalExchange Inc (a)	2,171	259	ConAgra Foods Inc	13,050	295
Invesco Ltd	13,713	330	Dean Foods Co (a)	5,407	48
Janus Capital Group Inc	5,453	71	General Mills Inc	19,003	676
Legg Mason Inc	4,541	165	Hershey Co/The	4,590	216
NASDAQ OMX Group Inc/The (a)	4,412	105	HJ Heinz Co	9,519	471
NYSE Euronext	7,746	232	Hormel Foods Corp	2,055	105
SLM Corp (a)	14,411	181	JM Smucker Co/The	3,547	233
T Rowe Price Group Inc	7,610	491	Kellogg Co	7,540	385
	$ 5,680		Kraft Foods Inc	51,841	1,633
Electric - 2.90%			Kroger Co/The	18,927	423
AES Corp/The (a)	19,647	239	McCormick & Co Inc/MD	3,945	184
Allegheny Energy Inc	5,043	122	Safeway Inc	11,064	249
Ameren Corp	7,118	201	Sara Lee Corp	18,972	332
American Electric Power Co Inc	14,254	513	SUPERVALU Inc	6,297	61
CMS Energy Corp	7,259	135	Sysco Corp	17,364	510
Consolidated Edison Inc	8,623	427	Tyson Foods Inc	8,844	152
Constellation Energy Group Inc	5,930	182	Whole Foods Market Inc	4,363	221
Dominion Resources Inc/VA	17,228	736		$ 6,392
DTE Energy Co	5,019	227	Forest Products & Paper - 0.27%
Duke Energy Corp	39,310	700	International Paper Co	12,983	354
Edison International	9,669	373	MeadWestvaco Corp	4,993	131
Entergy Corp	5,369	380	Plum Creek Timber Co Inc	4,796	179
Exelon Corp	19,629	817	Weyerhaeuser Co	15,906	301
FirstEnergy Corp	9,047	335		$ 965
Integrys Energy Group Inc	2,302	112	Gas - 0.22%
NextEra Energy Inc	12,341	642	CenterPoint Energy Inc	12,559	197
Northeast Utilities	5,233	167	Nicor Inc	1,351	67
NRG Energy Inc (a)	7,336	143	NiSource Inc	8,260	146
Pepco Holdings Inc	6,663	122	Sempra Energy	7,124	374
PG&E Corp	11,636	557		$ 784
Pinnacle West Capital Corp	3,226	134	Hand & Machine Tools - 0.12%
PPL Corp	14,343	377	Snap-On Inc	1,726	98
Progress Energy Inc	8,694	378	Stanley Black & Decker Inc	4,924	329
Public Service Enterprise Group Inc	15,015	478		$ 427
SCANA Corp	3,360	136	Healthcare - Products - 3.06%
Southern Co	24,890	952	Baxter International Inc	17,294	875
TECO Energy Inc	6,373	113	Becton Dickinson and Co	6,825	577
Wisconsin Energy Corp	3,469	204	Boston Scientific Corp (a)	45,113	341
Xcel Energy Inc	13,655	322	CareFusion Corp (a)	6,617	170
	$ 10,224		CR Bard Inc	2,757	253
Electrical Components & Equipment - 0.39%			DENTSPLY International Inc	4,217	144
Emerson Electric Co	22,337	1,277	Hospira Inc (a)	4,959	276
Molex Inc	4,100	93	Intuitive Surgical Inc (a)	1,166	301
	$ 1,370		Johnson & Johnson	81,504	5,041
Electronics - 0.54%			Medtronic Inc	32,049	1,189
Agilent Technologies Inc (a)	10,280	426	Patterson Cos Inc	2,870	88
Amphenol Corp	5,182	273	St Jude Medical Inc (a)	10,175	435

See accompanying notes

191

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Iron & Steel (continued)
Stryker Corp	10,136 $	544	Allegheny Technologies Inc	2,926 $	161
Varian Medical Systems Inc (a)	3,531	245	Cliffs Natural Resources Inc	4,020	314
Zimmer Holdings Inc (a)	5,860	315	Nucor Corp	9,370	411
	$ 10,794		United States Steel Corp	4,262	249
Healthcare - Services - 1.04%				$ 1,188
Aetna Inc	11,874	362	Leisure Products & Services - 0.24%
CIGNA Corp	8,040	295	Carnival Corp	12,781	589
Coventry Health Care Inc (a)	4,407	116	Harley-Davidson Inc	6,990	243
DaVita Inc (a)	2,885	201		$ 832
Humana Inc (a)	4,995	274	Lodging - 0.31%
Laboratory Corp of America Holdings (a)	3,018	265	Marriott International Inc/DE	8,540	355
Quest Diagnostics Inc	4,198	227	Starwood Hotels & Resorts Worldwide Inc	5,658	344
Tenet Healthcare Corp (a)	14,410	96	Wyndham Worldwide Corp	5,193	155
UnitedHealth Group Inc	32,644	1,179	Wynn Resorts Ltd	2,244	233
WellPoint Inc (a)	11,682	664		$ 1,087
	$ 3,679		Machinery - Construction & Mining - 0.50%
Holding Companies - Diversified - 0.05%			Caterpillar Inc	18,837	1,764
Leucadia National Corp	5,849	171
			Machinery - Diversified - 0.68%
Home Builders - 0.08%			Cummins Inc	5,871	646
DR Horton Inc	8,328	99	Deere & Co	12,579	1,045
Lennar Corp	4,721	89	Flowserve Corp	1,657	197
Pulte Group Inc (a)	9,983	75	Rockwell Automation Inc	4,208	302
	$ 263		Roper Industries Inc	2,810	215
Home Furnishings - 0.08%				$ 2,405
Harman International Industries Inc (a)	2,065	96	Media - 2.85%
Whirlpool Corp	2,256	200	Cablevision Systems Corp	7,124	241
	$ 296		CBS Corp	20,208	385
Housewares - 0.05%			Comcast Corp - Class A	82,805	1,819
Newell Rubbermaid Inc	8,616	157	DIRECTV (a)	24,743	988
			Discovery Communications Inc - A Shares (a)	8,438	352
Insurance - 3.67%			Gannett Co Inc	7,091	107
ACE Ltd	10,072	627	McGraw-Hill Cos Inc/The	9,111	332
Aflac Inc	13,986	789	Meredith Corp	1,082	37
Allstate Corp/The	15,972	509	News Corp - Class A	67,775	987
American International Group Inc (a)	4,156	240	Scripps Networks Interactive	2,673	138
Aon Corp	9,791	451	Time Warner Cable Inc	10,557	697
Assurant Inc	3,162	122	Time Warner Inc	32,923	1,059
Berkshire Hathaway Inc - Class B (a)	51,356	4,114	Viacom Inc	17,942	711
Chubb Corp	9,050	540	Walt Disney Co/The	56,198	2,108
Cincinnati Financial Corp	4,830	153	Washington Post Co/The	163	72
Genworth Financial Inc (a)	14,530	191		$ 10,033
Hartford Financial Services Group Inc	13,193	350	Metal Fabrication & Hardware - 0.17%
Lincoln National Corp	9,401	261	Precision Castparts Corp	4,233	589
Loews Corp	9,388	365
Marsh & McLennan Cos Inc	16,129	441	Mining - 0.92%
MetLife Inc	26,897	1,195	Alcoa Inc	30,314	467
Progressive Corp/The	19,691	391	Freeport-McMoRan Copper & Gold Inc	13,975	1,678
Prudential Financial Inc	14,404	846	Newmont Mining Corp	14,633	899
Torchmark Corp	2,376	142	Titanium Metals Corp (a)	2,674	46
Travelers Cos Inc/The	13,624	759	Vulcan Materials Co	3,810	169
Unum Group	9,412	228		$ 3,259
XL Group PLC	9,593	209	Miscellaneous Manufacturing - 3.81%
	$ 12,923		3M Co	21,216	1,831
Internet - 2.89%			Danaher Corp	15,915	751
Akamai Technologies Inc (a)	5,412	255	Dover Corp	5,544	324
Amazon.com Inc (a)	10,523	1,894	Eaton Corp	4,995	507
eBay Inc (a)	34,049	948	General Electric Co	316,212	5,783
Expedia Inc	6,002	151	Honeywell International Inc	23,154	1,231
F5 Networks Inc (a)	2,399	312	Illinois Tool Works Inc	14,718	786
Google Inc (a)	7,402	4,396	Ingersoll-Rand PLC	9,616	453
McAfee Inc (a)	4,575	212	ITT Corp	5,449	284
NetFlix Inc (a)	1,287	226	Leggett & Platt Inc	4,346	99
Priceline.com Inc (a)	1,457	582	Pall Corp	3,418	169
Symantec Corp (a)	23,038	386	Parker Hannifin Corp	4,788	413
VeriSign Inc	5,104	167	Textron Inc	8,159	193
Yahoo! Inc (a)	38,685	643	Tyco International Ltd	14,526	602
	$ 10,172			$ 13,426
Iron & Steel - 0.34%			Office & Business Equipment - 0.18%
AK Steel Holding Corp	3,264	53	Pitney Bowes Inc	6,035	146

See accompanying notes

192

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Office & Business Equipment (continued)			Publicly Traded Investment Fund - 0.86%
Xerox Corp	41,169 $	474	iShares S&P 500 Index Fund/US	23,985 $	3,028
	$ 620
Oil & Gas - 9.04%			Real Estate - 0.05%
Anadarko Petroleum Corp	14,708	1,120	CB Richard Ellis Group Inc (a)	8,625	177
Apache Corp	11,342	1,352
Cabot Oil & Gas Corp	3,086	117	REITS - 1.28%
Chesapeake Energy Corp	19,407	503	Apartment Investment & Management Co	3,473	90
Chevron Corp	59,725	5,450	AvalonBay Communities Inc	2,531	285
ConocoPhillips	43,604	2,969	Boston Properties Inc	4,158	358
Denbury Resources Inc (a)	11,862	226	Equity Residential	8,442	439
Devon Energy Corp	12,818	1,006	HCP Inc	10,801	397
Diamond Offshore Drilling Inc	2,063	138	Health Care REIT Inc	4,307	205
EOG Resources Inc	7,539	689	Host Hotels & Resorts Inc	19,764	353
EQT Corp	4,426	198	Kimco Realty Corp	12,048	217
Exxon Mobil Corp (b)	149,653	10,943	ProLogis	16,888	244
Helmerich & Payne Inc	3,145	152	Public Storage Inc	4,145	420
Hess Corp	8,904	682	Simon Property Group Inc	8,693	865
Marathon Oil Corp	21,069	780	Ventas Inc	4,662	245
Murphy Oil Corp	5,709	426	Vornado Realty Trust	4,825	402
Nabors Industries Ltd (a)	8,470	199		$ 4,520
Newfield Exploration Co (a)	3,973	287	Retail - 5.67%
Noble Energy Inc	5,196	447	Abercrombie & Fitch Co	2,607	150
Occidental Petroleum Corp	24,116	2,366	AutoNation Inc (a)	1,889	53
Pioneer Natural Resources Co	3,446	299	AutoZone Inc (a)	808	220
QEP Resources Inc	5,212	189	Bed Bath & Beyond Inc (a)	7,690	378
Range Resources Corp	4,751	214	Best Buy Co Inc	9,800	336
Rowan Cos Inc (a)	3,746	131	Big Lots Inc (a)	2,242	68
Southwestern Energy Co (a)	10,292	385	CarMax Inc (a)	6,673	213
Sunoco Inc	3,579	144	Costco Wholesale Corp	12,831	927
Tesoro Corp (a)	4,249	79	CVS Caremark Corp	40,327	1,402
Valero Energy Corp	16,804	389	Darden Restaurants Inc	4,108	191
	$ 31,880		Family Dollar Stores Inc	3,736	186
Oil & Gas Services - 1.91%			GameStop Corp (a)	4,492	103
Baker Hughes Inc	12,799	732	Gap Inc/The	13,041	289
Cameron International Corp (a)	7,199	365	Home Depot Inc	48,637	1,705
FMC Technologies Inc (a)	3,553	316	JC Penney Co Inc	7,017	227
Halliburton Co	26,993	1,102	Kohl's Corp (a)	8,670	471
National Oilwell Varco Inc	12,454	838	Lowe's Cos Inc	40,956	1,027
Schlumberger Ltd	40,492	3,381	Ltd Brands Inc	7,850	241
	$ 6,734		Macy's Inc	12,568	318
Packaging & Containers - 0.16%			McDonald's Corp	31,355	2,407
Ball Corp	2,621	178	Nordstrom Inc	4,995	212
Bemis Co Inc	3,211	105	O'Reilly Automotive Inc (a)	4,144	250
Owens-Illinois Inc (a)	4,856	149	RadioShack Corp	3,378	62
Sealed Air Corp	4,739	121	Ross Stores Inc	3,575	226
			Sears Holdings Corp (a)	1,306	96
	$ 553
Pharmaceuticals - 4.75%			Staples Inc	21,463	489
Abbott Laboratories	45,877	2,198	Starbucks Corp	21,994	707
Allergan Inc/United States	9,126	627	Target Corp	21,015	1,264
AmerisourceBergen Corp	8,201	280	Tiffany & Co	3,751	234
Bristol-Myers Squibb Co	50,800	1,345	TJX Cos Inc	11,747	521
			Urban Outfitters Inc (a)	3,821	137
Cardinal Health Inc	10,356	397
Cephalon Inc (a)	2,233	138	Walgreen Co	27,475	1,070
Eli Lilly & Co	30,116	1,055	Wal-Mart Stores Inc	58,142	3,136
Express Scripts Inc (a)	15,642	845	Yum! Brands Inc	13,907	682
Forest Laboratories Inc (a)	8,477	271		$ 19,998
McKesson Corp	7,510	529	Savings & Loans - 0.10%
Mead Johnson Nutrition Co	6,071	378	Hudson City Bancorp Inc	15,629	199
Medco Health Solutions Inc (a)	12,595	772	People's United Financial Inc	10,950	153
Merck & Co Inc	91,435	3,295		$ 352
Mylan Inc/PA (a)	12,916	273	Semiconductors - 2.37%
Pfizer Inc (b)	237,720	4,162	Advanced Micro Devices Inc (a)	16,996	139
Watson Pharmaceuticals Inc (a)	3,719	192	Altera Corp	9,276	330
	$ 16,757		Analog Devices Inc	8,863	334
Pipelines - 0.39%			Applied Materials Inc	39,652	557
El Paso Corp	20,898	288	Broadcom Corp	13,516	589
Oneok Inc	3,160	175	Intel Corp	165,544	3,481
Spectra Energy Corp	19,238	481	KLA-Tencor Corp	4,958	192
Williams Cos Inc	17,355	429	Linear Technology Corp	6,690	231
			LSI Corp (a)	18,298	110
	$ 1,373		MEMC Electronic Materials Inc (a)	6,750	76

See accompanying notes

193

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Semiconductors (continued)				Amount
Microchip Technology Inc	5,545 $	190	REPURCHASE AGREEMENTS - 2.16%	(000's)	Value (000's)
Micron Technology Inc (a)	25,427	204	Banks - 2.16%
National Semiconductor Corp	7,110	98	Investment in Joint Trading Account; Credit Suisse $	2,736	$ 2,736
Novellus Systems Inc (a)	2,677	86	Repurchase Agreement; 0.15% dated
NVIDIA Corp (a)	17,243	265	12/31/10 maturing 01/03/11 (collateralized by
QLogic Corp (a)	3,135	53	US Treasury Note; $2,790,345; 2.25%; dated
Teradyne Inc (a)	5,384	76	01/31/15)
Texas Instruments Inc	34,847	1,132	Investment in Joint Trading Account; Deutsche	782	782
Xilinx Inc	7,690	223	Bank Repurchase Agreement; 0.22% dated
	$ 8,366		12/31/10 maturing 01/03/11 (collateralized by
Software - 3.88%			Sovereign Agency Issues; $797,241; 0.00% -
Adobe Systems Inc (a)	15,098	465	3.00%; dated 09/16/14 - 10/15/20)
Autodesk Inc (a)	6,749	258	Investment in Joint Trading Account; Merrill	3,126	3,126
BMC Software Inc (a)	5,273	249	Lynch Repurchase Agreement; 0.15% dated
CA Inc	11,388	278	12/31/10 maturing 01/03/11 (collateralized by
Cerner Corp (a)	2,115	200	Sovereign Agency Issues; $3,188,965; 0.00%;
Citrix Systems Inc (a)	5,573	381	dated 04/15/15 - 01/15/21)
Compuware Corp (a)	6,500	76	Investment in Joint Trading Account; Morgan	977	977
Dun & Bradstreet Corp	1,478	121	Stanley Repurchase Agreement; 0.12% dated
Electronic Arts Inc (a)	9,848	161	12/31/10 maturing 01/03/11 (collateralized by
Fidelity National Information Services Inc	7,860	215	Sovereign Agency Issues; $996,551; 1.98% -
Fiserv Inc (a)	4,414	259	2.68%; dated 01/21/14 - 06/07/18)
Intuit Inc (a)	8,296	409			$ 7,621
Microsoft Corp	223,442	6,239	TOTAL REPURCHASE AGREEMENTS		$ 7,621
Novell Inc (a)	10,434	62	Total Investments		$ 349,553
Oracle Corp	114,880	3,596	Other Assets in Excess of Liabilities, Net - 0.86%		$ 3,027
Red Hat Inc (a)	5,656	258	TOTAL NET ASSETS - 100.00%		$ 352,580
Salesforce.com Inc (a)	3,510	463
	$ 13,690
Telecommunications - 5.30%			(a) Non-Income Producing Security
American Tower Corp (a)	11,844	612	(b)	Security or a portion of the security was pledged to cover margin
AT&T Inc	175,397	5,153	requirements for futures contracts. At the end of the period, the value of
CenturyLink Inc	9,000	416	these securities totaled $2,972 or 0.84% of net assets.
Cisco Systems Inc (a)	164,499	3,328
Corning Inc	46,383	896
Frontier Communications Corp	29,496	287	Unrealized Appreciation (Depreciation)
Harris Corp	3,807	172	The net federal income tax unrealized appreciation (depreciation) and federal tax
JDS Uniphase Corp (a)	6,608	96
Juniper Networks Inc (a)	15,528	573	cost of investments held as of the period end were as follows:
MetroPCS Communications Inc (a)	7,784	98
Motorola Inc (a)	69,725	632	Unrealized Appreciation		$ 53,472
			Unrealized Depreciation		(22,611)
Qualcomm Inc	48,011	2,376	Net Unrealized Appreciation (Depreciation)		$ 30,861
Qwest Communications International Inc	51,720	394	Cost for federal income tax purposes		$ 318,692
Sprint Nextel Corp (a)	88,650	375
			All dollar amounts are shown in thousands (000's)
Tellabs Inc	10,949	74
Verizon Communications Inc	83,893	3,002	Portfolio Summary (unaudited)
Windstream Corp	14,355	200	Sector		Percent
	$ 18,684		Consumer, Non-cyclical		19 .78%
Textiles - 0.03%			Financial		17 .30%
Cintas Corp	3,752	105	Technology		12 .51%
			Energy		11 .68%
Toys, Games & Hobbies - 0.13%			Communications		11 .20%
Hasbro Inc	4,042	190	Industrial		10 .65%
Mattel Inc	10,649	271	Consumer, Cyclical		8 .42%
	$ 461		Basic Materials		3 .57%
Transportation - 1.86%			Utilities		3 .12%
CH Robinson Worldwide Inc	4,927	395	Exchange Traded Funds		0 .86%
CSX Corp	11,105	718	Diversified		0 .05%
Expeditors International of Washington Inc	6,302	344	Other Assets in Excess of Liabilities, Net		0 .86%
FedEx Corp	9,338	869	TOTAL NET ASSETS		100.00%
Norfolk Southern Corp	10,784	677
Ryder System Inc	1,535	81
Union Pacific Corp	14,636	1,356
United Parcel Service Inc	29,350	2,130
	$ 6,570
TOTAL COMMON STOCKS	$ 341,932

See accompanying notes

194

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; March 2011	Long	35 $	10,915	$ 10,964	$ 49
					$ 49
All dollar amounts are shown in thousands (000's)

See accompanying notes

195

Schedule of Investments LargeCap Value Account December 31, 2010

COMMON STOCKS - 97.86%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 0.97%			Gas (continued)
BE Aerospace Inc (a)	43,217 $	1,600	Questar Corp	78,763 $	1,371
			UGI Corp	51,065	1,613
Agriculture - 1.34%				$ 4,264
Altria Group Inc	45,990	1,132	Healthcare - Products - 0.87%
Lorillard Inc	13,171	1,081	Johnson & Johnson	23,178	1,434
	$ 2,213
Automobile Manufacturers - 0.75%			Healthcare - Services - 4.09%
Ford Motor Co (a)	74,094	1,244	Aetna Inc	69,064	2,107
			Coventry Health Care Inc (a)	61,659	1,628
Automobile Parts & Equipment - 0.93%			UnitedHealth Group Inc	83,555	3,017
TRW Automotive Holdings Corp (a)	28,980	1,527		$ 6,752
			Insurance - 6.93%
Banks - 11.50%			ACE Ltd	24,011	1,495
Bank of America Corp	88,124	1,176	Arch Capital Group Ltd (a)	15,241	1,342
Capital One Financial Corp	51,205	2,179	Assurant Inc	40,789	1,571
Citigroup Inc (a)	374,932	1,773	Berkshire Hathaway Inc - Class B (a)	30,022	2,405
City National Corp/CA	16,841	1,033	Protective Life Corp	65,453	1,744
East West Bancorp Inc	81,632	1,596	Prudential Financial Inc	33,592	1,972
JP Morgan Chase & Co	77,238	3,277	Unum Group	37,409	906
PNC Financial Services Group Inc	48,252	2,930		$ 11,435
US Bancorp	131,487	3,546	Lodging - 0.51%
Wells Fargo & Co	47,062	1,459	Wyndham Worldwide Corp	27,983	839
	$ 18,969
Beverages - 0.49%			Machinery - Diversified - 1.00%
Constellation Brands Inc (a)	36,402	806	AGCO Corp (a)	32,636	1,653

Biotechnology - 1.64%			Media - 4.50%
Amgen Inc (a)	49,204	2,701	CBS Corp	100,260	1,910
			Gannett Co Inc	112,999	1,705
Chemicals - 0.97%			McGraw-Hill Cos Inc/The	42,919	1,563
Lubrizol Corp	15,027	1,606	News Corp - Class A	153,864	2,240
				$ 7,418
Coal - 0.98%			Metal Fabrication & Hardware - 0.90%
Arch Coal Inc	46,111	1,617	Timken Co	30,994	1,479

Computers - 1.85%			Mining - 0.87%
EMC Corp/Massachusetts (a)	64,330	1,473	Freeport-McMoRan Copper & Gold Inc	11,916	1,431
Western Digital Corp (a)	46,581	1,579
	$ 3,052		Miscellaneous Manufacturing - 4.38%
Cosmetics & Personal Care - 1.23%			Carlisle Cos Inc	4,108	163
Procter & Gamble Co	31,640	2,036	Crane Co	33,255	1,366
			General Electric Co (b)	311,371	5,695
Diversified Financial Services - 3.90%				$ 7,224
American Express Co	48,449	2,079	Oil & Gas - 5.72%
Ameriprise Financial Inc	40,667	2,340	Anadarko Petroleum Corp	16,395	1,249
Discover Financial Services	108,228	2,006	Chevron Corp	27,583	2,517
	$ 6,425		Exxon Mobil Corp	44,627	3,263
Electric - 3.43%			Hess Corp	31,483	2,410
Ameren Corp	52,343	1,475		$ 9,439
Great Plains Energy Inc	72,955	1,415	Oil & Gas Services - 5.98%
OGE Energy Corp	26,562	1,210	Baker Hughes Inc	23,330	1,334
Pinnacle West Capital Corp	37,368	1,549	Halliburton Co	51,306	2,095
	$ 5,649		National Oilwell Varco Inc	40,494	2,723
Electrical Components & Equipment - 1.46%			Oil States International Inc (a)	25,624	1,642
Energizer Holdings Inc (a)	20,328	1,482	Weatherford International Ltd (a)	90,804	2,071
Hubbell Inc	15,335	922		$ 9,865
	$ 2,404		Pharmaceuticals - 5.64%
Electronics - 0.98%			Bristol-Myers Squibb Co	94,471	2,502
Thomas & Betts Corp (a)	33,623	1,624	Cephalon Inc (a)	23,696	1,462
			Endo Pharmaceuticals Holdings Inc (a)	47,189	1,685
Food - 2.80%			Forest Laboratories Inc (a)	58,408	1,868
Corn Products International Inc	42,610	1,960	Merck & Co Inc	15,193	547
Kroger Co/The	49,677	1,111	Pfizer Inc	71,141	1,246
Ralcorp Holdings Inc (a)	23,848	1,550		$ 9,310
	$ 4,621		Real Estate - 1.02%
Forest Products & Paper - 1.21%			Jones Lang LaSalle Inc	20,055	1,683
International Paper Co	73,396	1,999
			REITS - 2.14%
Gas - 2.59%			Essex Property Trust Inc	12,291	1,404
NiSource Inc	72,671	1,280

See accompanying notes

196

Schedule of Investments
LargeCap Value Account
December 31, 2010

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)		Shares Held Value (000's)	cost of investments held as of the period end were as follows:
REITS (continued)
Host Hotels & Resorts Inc	118,544 $	2,118	Unrealized Appreciation	$ 18,064
		$ 3,522	Unrealized Depreciation	(894)
Retail - 3.21%			Net Unrealized Appreciation (Depreciation)	$ 17,170
Big Lots Inc (a)	45,303	1,380
			Cost for federal income tax purposes	$ 146,881
Macy's Inc	30,596	774	All dollar amounts are shown in thousands (000's)
Wal-Mart Stores Inc	58,334	3,146
		$ 5,300	Portfolio Summary (unaudited)
Savings & Loans - 1.10%			Sector	Percent
New York Community Bancorp Inc	95,819	1,806	Financial	28 .19%
			Consumer, Non-cyclical	18 .10%
Semiconductors - 1.27%			Energy	12 .68%
Intel Corp	99,729	2,097	Communications	10 .10%
			Industrial	9 .70%
Software - 2.31%			Utilities	6 .81%
Microsoft Corp	136,537	3,812	Technology	5 .43%
			Consumer, Cyclical	5 .40%
Telecommunications - 5.60%			Basic Materials	3 .05%
AT&T Inc	82,671	2,429	Other Assets in Excess of Liabilities, Net	0 .54%
Frontier Communications Corp	162,468	1,581	TOTAL NET ASSETS	100.00%
Motorola Inc (a)	176,276	1,599
Qwest Communications International Inc	291,505	2,218
Sprint Nextel Corp (a)	144,963	613
Verizon Communications Inc	22,125	792
		$ 9,232
Water - 0.80%
American Water Works Co Inc	52,415	1,326

TOTAL COMMON STOCKS		$ 161,414
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.60%	(000's)	Value (000's)
Banks - 1.60%
Investment in Joint Trading Account; Credit Suisse $	947	$ 947
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $965,722; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	271	270
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $275,920; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	1,082	1,082
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $1,103,682; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	338	338
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $344,901; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 2,637
TOTAL REPURCHASE AGREEMENTS		$ 2,637
Total Investments		$ 164,051
Other Assets in Excess of Liabilities, Net - 0.54%		$ 898
TOTAL NET ASSETS - 100.00%		$ 164,949

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,280 or 0.78% of net assets.

See accompanying notes

197

Schedule of Investments
LargeCap Value Account
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	53 $	3,320	$ 3,321	$ 1
					$ 1
All dollar amounts are shown in thousands (000's)

See accompanying notes

198

Schedule of Investments
LargeCap Value Account III
December 31, 2010

COMMON STOCKS - 98.27%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.02%			Banks (continued)
Omnicom Group Inc	931 $	43	TCF Financial Corp	2,365 $	35
			US Bancorp	21,516	580
Aerospace & Defense - 2.82%			Valley National Bancorp	2,601	37
BE Aerospace Inc (a)	1,561	58	Wells Fargo & Co	271,636	8,418
Boeing Co/The	22,339	1,458		$ 30,913
General Dynamics Corp	3,978	282	Beverages - 1.06%
Goodrich Corp	900	79	Coca-Cola Co/The	7,690	506
L-3 Communications Holdings Inc	1,316	93	Coca-Cola Enterprises Inc	2,002	50
Lockheed Martin Corp	1,113	78	Constellation Brands Inc (a)	55,072	1,219
Northrop Grumman Corp	50,726	3,286	Dr Pepper Snapple Group Inc	2,854	100
Raytheon Co	32,087	1,487	Molson Coors Brewing Co	2,206	111
Rockwell Collins Inc	1,249	73	PepsiCo Inc	9,852	644
United Technologies Corp	1,342	105		$ 2,630
	$ 6,999		Biotechnology - 0.88%
Agriculture - 2.48%			Amgen Inc (a)	11,477	630
Altria Group Inc	68,590	1,689	Biogen Idec Inc (a)	2,416	162
Archer-Daniels-Midland Co	29,201	878	Gilead Sciences Inc (a)	38,300	1,388
Bunge Ltd	25,939	1,699		$ 2,180
Lorillard Inc	2,103	173	Chemicals - 2.52%
Philip Morris International Inc	26,529	1,553	Agrium Inc	11,900	1,092
Reynolds American Inc	4,619	151	Ashland Inc	1,202	61
	$ 6,143		Cabot Corp	1,090	41
Airlines - 0.66%			CF Industries Holdings Inc	10,331	1,396
Delta Air Lines Inc (a)	120,100	1,513	Cytec Industries Inc	786	42
Southwest Airlines Co	7,462	97	Dow Chemical Co/The	42,810	1,461
United Continental Holdings Inc (a)	670	16	Eastman Chemical Co	961	81
	$ 1,626		EI du Pont de Nemours & Co	34,754	1,734
Apparel - 0.03%			FMC Corp	370	30
VF Corp	986	85	Huntsman Corp	3,157	49
			PPG Industries Inc	1,554	131
Automobile Manufacturers - 1.00%			RPM International Inc	1,012	22
Ford Motor Co (a)	76,700	1,288	Sherwin-Williams Co/The	558	47
General Motors Co (a)	32,600	1,201	Sigma-Aldrich Corp	150	10
	$ 2,489		Valspar Corp	1,494	51
Automobile Parts & Equipment - 0.48%				$ 6,248
Autoliv Inc	943	74	Coal - 0.09%
BorgWarner Inc (a)	147	11	Arch Coal Inc	745	26
Federal-Mogul Corp (a)	228	5	Peabody Energy Corp	2,673	171
Johnson Controls Inc	649	25	Walter Energy Inc	185	24
Lear Corp (a)	10,581	1,044		$ 221
TRW Automotive Holdings Corp (a)	372	20	Commercial Services - 0.11%
	$ 1,179		Aaron's Inc	517	11
Banks - 12.46%			Convergys Corp (a)	1,684	22
BancorpSouth Inc	1,388	22	Education Management Corp (a)	136	2
Bank of America Corp	208,530	2,782	Equifax Inc	2,120	75
Bank of Hawaii Corp	497	23	FTI Consulting Inc (a)	151	6
Bank of New York Mellon Corp/The	12,001	362	H&R Block Inc	2,983	36
BB&T Corp	46,241	1,216	KAR Auction Services Inc (a)	164	2
BOK Financial Corp	407	22	RR Donnelley & Sons Co	3,158	55
Capital One Financial Corp	30,496	1,298	Service Corp International/US	4,183	35
CIT Group Inc (a)	1,989	94	Total System Services Inc	2,548	39
Citigroup Inc (a)	210,934	998		$ 283
City National Corp/CA	717	44	Computers - 2.85%
Comerica Inc	15,400	650	Brocade Communications Systems Inc (a)	7,178	38
Commerce Bancshares Inc	1,174	47	Computer Sciences Corp	1,542	77
Cullen/Frost Bankers Inc	861	53	Dell Inc (a)	180,800	2,450
East West Bancorp Inc	2,450	48	Diebold Inc	856	27
Fifth Third Bancorp	80,830	1,186	EMC Corp/Massachusetts (a)	61,593	1,411
First Citizens BancShares Inc/NC	85	16	Hewlett-Packard Co	34,800	1,465
Fulton Financial Corp	3,321	34	IBM Corp	9,305	1,366
Goldman Sachs Group Inc/The	12,409	2,087	Lexmark International Inc (a)	1,302	45
JP Morgan Chase & Co	197,964	8,398	Seagate Technology PLC (a)	2,050	31
KeyCorp	9,919	88	Synopsys Inc (a)	2,352	63
M&T Bank Corp	1,195	104	Western Digital Corp (a)	2,957	100
Morgan Stanley	45,812	1,247		$ 7,073
Northern Trust Corp	1,429	79	Consumer Products - 0.47%
PNC Financial Services Group Inc	5,907	359	Avery Dennison Corp	1,743	74
Popular Inc (a)	17,165	54	Fortune Brands Inc	1,338	81
Regions Financial Corp	11,883	83	Kimberly-Clark Corp	16,041	1,011
State Street Corp	6,440	298		$ 1,166
SunTrust Banks Inc	5,113	151

See accompanying notes

199

Schedule of Investments
LargeCap Value Account III
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Cosmetics & Personal Care - 0.76%			Electronics (continued)
Alberto-Culver Co	1,074 $	40	Tyco Electronics Ltd	40,000 $	1,416
Colgate-Palmolive Co	1,337	107	Vishay Intertechnology Inc (a)	2,883	42
Procter & Gamble Co	27,041	1,740		$ 2,920
	$ 1,887		Engineering & Construction - 0.15%
Distribution & Wholesale - 0.07%			Aecom Technology Corp (a)	1,055	30
Genuine Parts Co	1,833	94	Chicago Bridge & Iron Co NV (a)	931	31
Ingram Micro Inc (a)	2,471	47	Fluor Corp	1,667	110
WESCO International Inc (a)	479	26	Jacobs Engineering Group Inc (a)	745	34
	$ 167		KBR Inc	2,533	77
Diversified Financial Services - 1.51%			McDermott International Inc (a)	745	15
Ameriprise Financial Inc	26,658	1,534	Shaw Group Inc/The (a)	567	19
BlackRock Inc	383	73	URS Corp (a)	1,386	58
CME Group Inc	805	259		$ 374
Discover Financial Services	6,666	124	Entertainment - 0.01%
Federated Investors Inc	457	12	Madison Square Garden Inc (a)	621	16
Franklin Resources Inc	12,700	1,412
Invesco Ltd	3,998	96	Environmental Control - 0.12%
Legg Mason Inc	2,511	91	Republic Services Inc	2,556	76
NASDAQ OMX Group Inc/The (a)	2,043	49	Waste Connections Inc	406	11
NYSE Euronext	3,467	104	Waste Management Inc	5,493	203
	$ 3,754			$ 290
Electric - 3.50%			Food - 2.51%
AES Corp/The (a)	6,690	81	ConAgra Foods Inc	4,009	91
Allegheny Energy Inc	2,837	69	Corn Products International Inc	1,241	57
Alliant Energy Corp	1,842	68	Del Monte Foods Co	3,295	62
American Electric Power Co Inc	43,111	1,551	General Mills Inc	3,863	138
CMS Energy Corp	3,781	70	Hershey Co/The	1,070	50
Consolidated Edison Inc	3,205	159	HJ Heinz Co	2,566	127
Constellation Energy Group Inc	27,992	858	Hormel Foods Corp	1,115	57
Dominion Resources Inc/VA	38,573	1,647	JM Smucker Co/The	1,255	82
DPL Inc	1,990	51	Kellogg Co	434	22
DTE Energy Co	1,914	87	Kraft Foods Inc	16,030	505
Duke Energy Corp	14,840	264	Kroger Co/The	17,331	388
Edison International	23,568	910	Ralcorp Holdings Inc (a)	887	58
Entergy Corp	2,151	152	Safeway Inc	71,384	1,605
Exelon Corp	7,438	310	Sara Lee Corp	73,616	1,289
FirstEnergy Corp	3,546	131	Smithfield Foods Inc (a)	43,400	895
GenOn Energy Inc (a)	12,976	49	Sysco Corp	23,869	702
Great Plains Energy Inc	2,244	44	Tyson Foods Inc	4,998	86
Integrys Energy Group Inc	1,244	60		$ 6,214
ITC Holdings Corp	100	6	Forest Products & Paper - 0.13%
NextEra Energy Inc	4,686	244	Domtar Corp	706	54
Northeast Utilities	2,945	94	International Paper Co	1,491	41
NRG Energy Inc (a)	4,274	84	MeadWestvaco Corp	2,852	75
NSTAR	1,733	73	Rayonier Inc	944	49
NV Energy Inc	3,932	55	Weyerhaeuser Co	5,350	101
OGE Energy Corp	1,599	73		$ 320
Pepco Holdings Inc	3,624	66	Gas - 0.97%
PG&E Corp	4,174	200	AGL Resources Inc	1,286	46
Pinnacle West Capital Corp	1,807	75	NiSource Inc	36,586	645
PPL Corp	4,826	127	Questar Corp	2,782	48
Progress Energy Inc	3,233	141	Sempra Energy	29,258	1,535
Public Service Enterprise Group Inc	5,721	182	Southern Union Co	2,084	50
Southern Co	9,317	356	UGI Corp	1,764	56
TECO Energy Inc	3,548	63	Vectren Corp	1,358	35
Westar Energy Inc	1,795	45		$ 2,415
Wisconsin Energy Corp	1,981	117	Hand & Machine Tools - 0.07%
Xcel Energy Inc	5,223	123	Regal-Beloit Corp	103	7
	$ 8,685		Snap-On Inc	979	56
Electrical Components & Equipment - 0.05%			Stanley Black & Decker Inc	1,814	121
Energizer Holdings Inc (a)	1,172	85
				$ 184
Hubbell Inc	559	34	Healthcare - Products - 4.20%
	$ 119		Boston Scientific Corp (a)	14,985	113
Electronics - 1.18%			CareFusion Corp (a)	2,294	59
Avnet Inc (a)	2,572	85	Cooper Cos Inc/The	583	33
AVX Corp	624	10	Covidien PLC	30,072	1,373
Garmin Ltd	32,466	1,006	Hill-Rom Holdings Inc	118	5
Jabil Circuit Inc	837	17	Johnson & Johnson	138,560	8,571
Tech Data Corp (a)	836	37	Medtronic Inc	2,543	94
Thermo Fisher Scientific Inc (a)	4,918	272	Teleflex Inc	546	29
Thomas & Betts Corp (a)	729	35

See accompanying notes

200

Schedule of Investments
LargeCap Value Account III
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Internet (continued)
Zimmer Holdings Inc (a)	2,430 $	130	Yahoo! Inc (a)	8,009 $	133
	$ 10,407			$ 697
Healthcare - Services - 0.69%			Investment Companies - 0.02%
Aetna Inc	5,091	155	Ares Capital Corp	3,209	53
CIGNA Corp	3,315	122
Health Net Inc (a)	19,031	519	Iron & Steel - 0.54%
Humana Inc (a)	2,039	112	Cliffs Natural Resources Inc	15,400	1,201
LifePoint Hospitals Inc (a)	904	33	Nucor Corp	1,803	79
Quest Diagnostics Inc	309	17	Reliance Steel & Aluminum Co	1,048	54
UnitedHealth Group Inc	13,619	492		$ 1,334
WellPoint Inc (a)	4,774	271	Leisure Products & Services - 0.39%
	$ 1,721		Carnival Corp	3,084	142
Home Builders - 0.38%			Royal Caribbean Cruises Ltd (a)	17,400	818
DR Horton Inc	4,521	54		$ 960
NVR Inc (a)	1,300	898	Lodging - 0.04%
	$ 952		Choice Hotels International Inc	352	14
Home Furnishings - 0.03%			Wyndham Worldwide Corp	3,013	90
Whirlpool Corp	683	61		$ 104
			Machinery - Construction & Mining - 0.30%
Housewares - 0.04%			Caterpillar Inc	7,800	730
Newell Rubbermaid Inc	5,289	96
			Machinery - Diversified - 0.39%
Insurance - 5.31%			AGCO Corp (a)	1,576	80
ACE Ltd	30,017	1,869	CNH Global NV (a)	342	16
Aflac Inc	25,171	1,420	Deere & Co	9,961	828
Allied World Assurance Co Holdings Ltd	692	41	IDEX Corp	177	7
Allstate Corp/The	6,593	210	Wabtec Corp/DE	686	36
American Financial Group Inc/OH	1,432	46		$ 967
Aon Corp	3,303	152	Media - 6.90%
Arch Capital Group Ltd (a)	759	67	Cablevision Systems Corp	20,965	709
Arthur J Gallagher & Co	1,301	38	CBS Corp	6,705	128
Aspen Insurance Holdings Ltd	1,381	40	Comcast Corp - Class A	169,293	3,719
Assurant Inc	1,872	72	DIRECTV (a)	49,456	1,975
Axis Capital Holdings Ltd	1,367	49	Discovery Communications Inc - A Shares (a)	1,281	53
Berkshire Hathaway Inc - Class B (a)	21,200	1,698	DISH Network Corp (a)	3,046	60
Brown & Brown Inc	853	20	Gannett Co Inc	43,773	660
Chubb Corp	3,737	223	Liberty Global Inc - A Shares (a)	2,487	88
Cincinnati Financial Corp	2,405	76	Liberty Media Corp - Starz (a)	806	54
Endurance Specialty Holdings Ltd	684	32	McGraw-Hill Cos Inc/The	1,574	57
Erie Indemnity Co	127	8	Meredith Corp	310	11
Everest Re Group Ltd	986	84	New York Times Co/The (a)	2,269	22
Hartford Financial Services Group Inc	4,986	132	News Corp - Class A	115,814	1,686
HCC Insurance Holdings Inc	1,869	54	Thomson Reuters Corp	2,486	93
Lincoln National Corp	3,707	103	Time Warner Cable Inc	44,567	2,944
Loews Corp	3,150	123	Time Warner Inc	43,236	1,391
MetLife Inc	35,788	1,590	Viacom Inc	31,523	1,249
OneBeacon Insurance Group Ltd	384	6	Walt Disney Co/The	58,142	2,181
PartnerRe Ltd	1,310	105	Washington Post Co/The	94	41
Progressive Corp/The	8,274	164		$ 17,121
Protective Life Corp	1,426	38	Metal Fabrication & Hardware - 0.24%
Prudential Financial Inc	5,689	334	Commercial Metals Co	34,800	577
Reinsurance Group of America Inc	1,224	66	Timken Co	372	18
RenaissanceRe Holdings Ltd	870	55		$ 595
StanCorp Financial Group Inc	817	37
Symetra Financial Corp	366	5	Mining - 0.53%
			Alcoa Inc	83,371	1,283
Torchmark Corp	1,382	83	Royal Gold Inc	733	40
Transatlantic Holdings Inc	1,076	56		$ 1,323
Travelers Cos Inc/The	57,795	3,220
Unitrin Inc	852	21	Miscellaneous Manufacturing - 5.20%
Unum Group	4,079	99	Aptargroup Inc	1,128	54
Validus Holdings Ltd	1,176	36	Carlisle Cos Inc	946	37
Wesco Financial Corp	20	7	Crane Co	797	33
WR Berkley Corp	2,014	55	Danaher Corp	638	30
XL Group PLC	29,305	639	Dover Corp	1,109	65
			Eaton Corp	16,730	1,698
	$ 13,173		General Electric Co	165,189	3,021
Internet - 0.28%			Honeywell International Inc	26,618	1,415
AOL Inc (a)	1,813	43
eBay Inc (a)	8,129	226	Ingersoll-Rand PLC	55,517	2,614
			ITT Corp	27,850	1,452
Expedia Inc 2,019 51
Liberty MediaCorp - Interactive (a)	6,687	106	Parker Hannifin Corp	25,305	2,184
Symantec Corp (a)	8,262	138	Pentair Inc	765	28

See accompanying notes

201

Schedule of Investments
LargeCap Value Account III
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
SPX Corp	649 $	46	Omnicare Inc	1,836 $	47
Tyco International Ltd	5,036	209	Pfizer Inc	440,240	7,708
	$ 12,886		Teva Pharmaceutical Industries Ltd ADR	15,600	813
Office & Business Equipment - 0.35%			Watson Pharmaceuticals Inc (a)	1,869	96
Pitney Bowes Inc	932	22		$ 17,290
Xerox Corp	72,810	839	Pipelines - 0.19%
	$ 861		El Paso Corp	6,594	91
Oil & Gas - 11.61%			Oneok Inc	1,779	98
Anadarko Petroleum Corp	26,259	2,000	Spectra Energy Corp	7,559	189
Apache Corp	16,739	1,996	Williams Cos Inc	3,973	98
Atwood Oceanics Inc (a)	712	27		$ 476
Chesapeake Energy Corp	7,475	194	REITS - 1.01%
Chevron Corp	44,781	4,087	Alexandria Real Estate Equities Inc	917	67
ConocoPhillips	33,889	2,308	Annaly Capital Management Inc	6,191	111
Denbury Resources Inc (a)	3,996	76	Apartment Investment & Management Co	932	24
Devon Energy Corp	37,264	2,925	AvalonBay Communities Inc	945	106
Ensco PLC ADR	42,900	2,290	Boston Properties Inc	1,579	136
EQT Corp	31,700	1,421	Brandywine Realty Trust	2,142	25
Exxon Mobil Corp	22,565	1,650	BRE Properties Inc	1,060	46
Helmerich & Payne Inc	1,520	74	Camden Property Trust	1,111	60
Hess Corp	24,000	1,837	Chimera Investment Corp	14,279	59
Holly Corp	240	10	CommonWealth REIT	1,206	31
Marathon Oil Corp	62,473	2,313	Corporate Office Properties Trust	956	33
Murphy Oil Corp	1,940	145	Digital Realty Trust Inc	78	4
Nabors Industries Ltd (a)	2,783	65	Douglas Emmett Inc	2,022	34
Newfield Exploration Co (a)	16,723	1,205	Duke Realty Corp	4,260	53
Nexen Inc	34,600	792	Equity Residential	3,017	157
Noble Energy Inc	2,036	175	Essex Property Trust Inc	310	35
Occidental Petroleum Corp	22,387	2,196	Federal Realty Investment Trust	372	29
Patterson-UTI Energy Inc	2,499	54	HCP Inc	3,534	130
Pioneer Natural Resources Co	1,158	101	Health Care REIT Inc	2,237	107
Pride International Inc (a)	1,775	59	Hospitality Properties Trust	2,035	47
Quicksilver Resources Inc (a)	1,853	27	Host Hotels & Resorts Inc	7,441	133
Rowan Cos Inc (a)	1,674	58	Kimco Realty Corp	6,586	119
Sunoco Inc	2,018	81	Liberty Property Trust	1,861	59
Total SA ADR	6,400	342	Mack-Cali Realty Corp	1,303	43
Unit Corp (a)	680	32	Nationwide Health Properties Inc	2,006	73
Valero Energy Corp	6,494	150	Piedmont Office Realty Trust Inc	768	15
Whiting Petroleum Corp (a)	910	107	Public Storage Inc	215	22
	$ 28,797		Realty Income Corp	1,853	63
Oil & Gas Services - 0.67%			Regency Centers Corp	1,299	55
Baker Hughes Inc	3,633	208	Senior Housing Properties Trust	2,109	46
National Oilwell Varco Inc	15,587	1,048	Simon Property Group Inc	994	99
Oil States International Inc (a)	826	53	SL Green Realty Corp	1,280	86
Schlumberger Ltd	1,726	144	Taubman Centers Inc	885	45
SEACOR Holdings Inc	376	38	UDR Inc	2,844	67
Superior Energy Services Inc (a)	1,235	43	Ventas Inc	1,912	100
Weatherford International Ltd (a)	5,047	115	Vornado Realty Trust	1,674	140
	$ 1,649		Weingarten Realty Investors	2,012	48
Packaging & Containers - 0.17%				$ 2,507
Ball Corp	1,221	83	Retail - 3.80%
Bemis Co Inc	1,800	59	American Eagle Outfitters Inc	2,424	35
Greif Inc	553	34	AutoNation Inc (a)	722	20
Owens-Illinois Inc (a)	1,909	59	Brinker International Inc	221	5
Packaging Corp of America	1,727	45	CVS Caremark Corp	52,254	1,817
Sealed Air Corp	2,643	67	Foot Locker Inc	2,488	49
Sonoco Products Co	1,663	56	GameStop Corp (a)	2,559	58
Temple-Inland Inc	1,367	29	Gap Inc/The	139,680	3,093
	$ 432		Kohl's Corp (a)	28,337	1,540
Pharmaceuticals - 6.97%			Lowe's Cos Inc	44,344	1,112
Abbott Laboratories	30,413	1,457	Macy's Inc	4,257	108
AstraZeneca PLC ADR	66,600	3,076	Office Depot Inc (a)	67,100	362
Bristol-Myers Squibb Co	48,563	1,286	RadioShack Corp	1,813	33
Cardinal Health Inc	2,923	112	Signet Jewelers Ltd (a)	1,420	62
Cephalon Inc (a)	1,215	75	TJX Cos Inc	14,500	644
Eli Lilly & Co	9,383	329	Walgreen Co	1,458	57
Endo Pharmaceuticals Holdings Inc (a)	1,950	70	Wal-Mart Stores Inc	8,074	435
Forest Laboratories Inc (a)	3,421	109		$ 9,430
McKesson Corp	1,543	109	Savings & Loans - 0.10%
Mead Johnson Nutrition Co	1,762	110	First Niagara Financial Group Inc	3,474	49
Merck & Co Inc	52,506	1,893	Hudson City Bancorp Inc	7,250	92

See accompanying notes

202

Schedule of Investments
LargeCap Value Account III
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Savings & Loans (continued)				Amount
New York Community Bancorp Inc	4,916 $	93	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
		$ 234	Banks (continued)
Semiconductors - 0.63%			Investment in Joint Trading Account; Deutsche $	385	$ 385
Advanced Micro Devices Inc (a)	5,991	49	Bank Repurchase Agreement; 0.22% dated
Fairchild Semiconductor International Inc (a)	2,063	32	12/31/10 maturing 01/03/11 (collateralized by
Intel Corp	50,750	1,067	Sovereign Agency Issues; $392,331; 0.00% -
LSI Corp (a)	10,818	65	3.00%; dated 09/16/14 - 10/15/20)
Micron Technology Inc (a)	9,514	76	Investment in Joint Trading Account; Merrill	1,539	1,538
National Semiconductor Corp	362	5	Lynch Repurchase Agreement; 0.15% dated
Novellus Systems Inc (a)	181	6	12/31/10 maturing 01/03/11 (collateralized by
PMC - Sierra Inc (a)	3,707	32	Sovereign Agency Issues; $1,569,324; 0.00%;
Texas Instruments Inc	7,393	240	dated 04/15/15 - 01/15/21)
		$ 1,572	Investment in Joint Trading Account; Morgan	481	481
Software - 1.85%			Stanley Repurchase Agreement; 0.12% dated
Activision Blizzard Inc	6,114	76	12/31/10 maturing 01/03/11 (collateralized by
Broadridge Financial Solutions Inc	177	4	Sovereign Agency Issues; $490,414; 1.98% -
CA Inc	1,119	27	2.68%; dated 01/21/14 - 06/07/18)
Compuware Corp (a)	1,589	19			$ 3,750
Fidelity National Information Services Inc	2,627	72	TOTAL REPURCHASE AGREEMENTS		$ 3,750
Fiserv Inc (a)	840	49	Total Investments		$ 247,471
Microsoft Corp	130,410	3,641	Other Assets in Excess of Liabilities, Net - 0.22%		$ 555
Novell Inc (a)	5,902	35	TOTAL NET ASSETS - 100.00%		$ 248,026
Oracle Corp	21,343	668
		$ 4,591
Telecommunications - 5.37%			(a) Non-Income Producing Security
Amdocs Ltd (a)	2,488	68
AT&T Inc	176,502	5,186
CenturyLink Inc	27,732	1,280	Unrealized Appreciation (Depreciation)
Cisco Systems Inc (a)	68,989	1,396	The net federal income tax unrealized appreciation (depreciation) and federal tax
CommScope Inc (a)	1,600	50	cost of investments held as of the period end were as follows:
Corning Inc	50,668	978
EchoStar Holding Corp (a)	651	16	Unrealized Appreciation		$ 29,465
Frontier Communications Corp	10,293	100	Unrealized Depreciation		(4,783)
Motorola Inc (a)	113,223	1,027	Net Unrealized Appreciation (Depreciation)		$ 24,682
Qwest Communications International Inc	17,345	132	Cost for federal income tax purposes		$ 222,789
Sprint Nextel Corp (a)	35,352	150	All dollar amounts are shown in thousands (000's)
Tellabs Inc	6,592	45
Verizon Communications Inc	37,004	1,324	Portfolio Summary (unaudited)
Virgin Media Inc	3,294	90	Sector		Percent
Vodafone Group PLC ADR	55,700	1,472	Financial		21 .91%
		$ 13,314	Consumer, Non-cyclical		20 .13%
Textiles - 0.02%			Communications		12 .57%
Cintas Corp	2,157	60	Energy		12 .56%
			Industrial		11 .72%
Toys, Games & Hobbies - 0.03%			Consumer, Cyclical		6 .99%
Mattel Inc	2,565	65	Technology		5 .68%
			Utilities		4 .50%
Transportation - 1.03%			Basic Materials		3 .72%
CSX Corp	4,425	286	Other Assets in Excess of Liabilities, Net		0 .22%
FedEx Corp	1,119	104	TOTAL NET ASSETS		100.00%
Frontline Ltd/Bermuda	118	3
Kirby Corp (a)	836	37
Norfolk Southern Corp	4,207	264
Tidewater Inc	860	46
Union Pacific Corp	19,694	1,825
		$ 2,565
Water - 0.03%
American Water Works Co Inc	2,960	75

TOTAL COMMON STOCKS		$ 243,721
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.51%	(000's)	Value (000's)
Banks - 1.51%
Investment in Joint Trading Account; Credit Suisse $ 1,346		$ 1,346
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $1,373,159; 2.25%; dated
01/31/15)

See accompanying notes

203

Schedule of Investments
LargeCap Value Account III
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	100 $	6,174	$ 6,265	$ 91
					$ 91
All dollar amounts are shown in thousands (000's)

See accompanying notes

204

Schedule of Investments MidCap Blend Account December 31, 2010

COMMON STOCKS - 100.16%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.29%			Insurance (continued)
Lamar Advertising Co (a)	40,509 $	1,614	Aon Corp	138,844 $	6,388
			Brown & Brown Inc	261,029	6,249
Aerospace & Defense - 0.71%			Everest Re Group Ltd	76,366	6,478
Alliant Techsystems Inc	53,871	4,010	Fairfax Financial Holdings Ltd	5,400	2,221
			Fidelity National Financial Inc	38,400	525
Banks - 2.02%			First American Financial Corp	109,930	1,642
CIT Group Inc (a)	135,275	6,371	Loews Corp	373,444	14,531
M&T Bank Corp	57,491	5,005	Markel Corp (a)	31,987	12,095
	$ 11,376		Marsh & McLennan Cos Inc	166,910	4,563
Beverages - 0.74%			Progressive Corp/The	221,083	4,393
Molson Coors Brewing Co	82,892	4,160	White Mountains Insurance Group Ltd	14,993	5,032
				$ 65,352
Commercial Services - 5.75%			Internet - 1.01%
CoreLogic Inc	96,978	1,796	Liberty Media Corp - Interactive (a)	358,830	5,659
Iron Mountain Inc	627,587	15,696
Mastercard Inc	5,310	1,190	Investment Companies - 0.20%
SAIC Inc (a)	517,198	8,203	RHJ International (a)	137,115	1,098
Western Union Co/The	296,178	5,500
	$ 32,385		Media - 11.12%
Consumer Products - 1.58%			Discovery Communications Inc - A Shares (a)	30,593	1,276
Clorox Co	140,500	8,891	Discovery Communications Inc - C Shares (a)	289,184	10,610
			DISH Network Corp (a)	557,404	10,959
Distribution & Wholesale - 0.33%			Liberty Global Inc - A Shares (a)	286,049	10,120
Fastenal Co	30,956	1,855	Liberty Global Inc - B Shares (a)	74,962	2,540
			Liberty Media Corp - Capital Series A (a)	359,376	22,483
Diversified Financial Services - 2.13%			Liberty Media Corp - Starz (a)	50,113	3,331
Ameriprise Financial Inc	84,543	4,865	Washington Post Co/The	2,914	1,281
BlackRock Inc	35,113	6,692		$ 62,600
LPL Investment Holdings Inc (a)	12,505	455	Mining - 5.11%
	$ 12,012		Franco-Nevada Corp	341,821	11,434
Electric - 2.26%			Newmont Mining Corp	194,076	11,922
AES Corp/The (a)	277,881	3,385	Royal Gold Inc	99,298	5,425
Allegheny Energy Inc	166,809	4,043		$ 28,781
Brookfield Infrastructure Partners LP	67,882	1,429	Miscellaneous Manufacturing - 0.95%
Calpine Corp (a)	290,282	3,872	Tyco International Ltd	128,823	5,338
	$ 12,729
Electronics - 1.60%			Oil & Gas - 6.08%
Gentex Corp	303,713	8,978	Cimarex Energy Co	56,995	5,046
			Denbury Resources Inc (a)	252,262	4,816
Energy - Alternate Sources - 1.94%			EOG Resources Inc	114,758	10,490
Covanta Holding Corp	636,788	10,946	EQT Corp	188,195	8,438
			Nabors Industries Ltd (a)	134,560	3,157
Entertainment - 1.35%			QEP Resources Inc	62,545	2,271
Ascent Media Corp (a)	60,939	2,362		$ 34,218
International Game Technology	296,129	5,238	Oil & Gas Services - 0.32%
	$ 7,600		Weatherford International Ltd (a)	79,120	1,804
Food - 2.00%
Kellogg Co	92,963	4,749	Pharmaceuticals - 2.17%
Sysco Corp	222,176	6,532	Mead Johnson Nutrition Co	82,219	5,118
	$ 11,281		Valeant Pharmaceuticals International Inc	251,159	7,105
Gas - 1.56%				$ 12,223
National Fuel Gas Co	74,460	4,886	Pipelines - 2.81%
Questar Corp	223,983	3,900	Spectra Energy Corp	250,731	6,266
	$ 8,786		Williams Cos Inc	386,306	9,549
Healthcare - Products - 3.80%				$ 15,815
Becton Dickinson and Co	67,910	5,739	Private Equity - 1.48%
Covidien PLC	104,432	4,768	Onex Corp	274,921	8,358
DENTSPLY International Inc	177,168	6,054
St Jude Medical Inc (a)	113,144	4,837	Real Estate - 3.13%
	$ 21,398		Brookfield Asset Management Inc	373,483	12,433
			Forest City Enterprises Inc (a)	258,419	4,313
Healthcare - Services - 4.63%
Coventry Health Care Inc (a)	179,369	4,735	Howard Hughes Corp/The (a)	15,908	866
Laboratory Corp of America Holdings (a)	188,137	16,541		$ 17,612
Lincare Holdings Inc	178,086	4,778	REITS - 1.09%
	$ 26,054		General Growth Properties Inc	395,391	6,121
Holding Companies - Diversified - 1.79%
Leucadia National Corp	345,684	10,087	Retail - 7.48%
			AutoZone Inc (a)	18,613	5,074
			Copart Inc (a)	125,924	4,703
Insurance - 11.61%
Alleghany Corp (a)	4,030	1,235	O'Reilly Automotive Inc (a)	289,623	17,499

See accompanying notes

205

Schedule of Investments MidCap Blend Account December 31, 2010

			Portfolio Summary (unaudited)
COMMON STOCKS (continued)		Shares Held Value (000's)	Sector	Percent
Retail (continued)			Financial	21 .89%
TJX Cos Inc	219,606 $	9,748
Yum! Brands Inc	103,395	5,072	Consumer, Non-cyclical	20 .67%
			Communications	15 .18%
		$ 42,096	Energy	11 .15%
Semiconductors - 0.98%			Consumer, Cyclical	10 .60%
Microchip Technology Inc	160,999	5,508	Technology	6 .83%
			Basic Materials	5 .11%
Software - 5.85%			Utilities	3 .82%
Broadridge Financial Solutions Inc	153,008	3,356	Industrial	3 .35%
Dun & Bradstreet Corp	95,767	7,862	Diversified	1 .79%
Fidelity National Information Services Inc	229,378	6,283	Liabilities in Excess of Other Assets, Net	(0 .39)%
Intuit Inc (a)	151,429	7,465
Microsoft Corp	284,436	7,941	TOTAL NET ASSETS	100.00%
		$ 32,907
Telecommunications - 2.76%
American Tower Corp (a)	96,750	4,996
EchoStar Holding Corp (a)	177,896	4,442
Telephone & Data Systems Inc	14,414	527
Telephone & Data Systems Inc - Special Shares	177,297	5,588
		$ 15,553
Textiles - 1.44%
Cintas Corp	177,529	4,964
Mohawk Industries Inc (a)	55,160	3,131
		$ 8,095
Transportation - 0.09%
Heartland Express Inc	31,697	508

TOTAL COMMON STOCKS		$ 563,808
Maturity
	Amount
REPURCHASE AGREEMENTS - 0.23%	(000's)	Value (000's)
Banks - 0.23%
Investment in Joint Trading Account; Credit Suisse $	460	$ 460
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $469,349; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	131	132
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $134,099; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	526	526
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $536,399; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	164	164
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $167,625; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 1,282
TOTAL REPURCHASE AGREEMENTS		$ 1,282
Total Investments		$ 565,090
Liabilities in Excess of Other Assets, Net - (0.39)%		$ (2,174)
TOTAL NET ASSETS - 100.00%		$ 562,916

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 111,042
Unrealized Depreciation		(29,273)
Net Unrealized Appreciation (Depreciation)		$ 81,769
Cost for federal income tax purposes		$ 483,321
All dollar amounts are shown in thousands (000's)

See accompanying notes

206

Schedule of Investments Money Market Account December 31, 2010

COMMON STOCKS - 2.76%	Shares Held Value (000's)			Principal
Publicly Traded Investment Fund - 2.76%				Amount
BlackRock Liquidity Funds TempFund Portfolio	5,180,000 $	5,180	MUNICIPAL BONDS (continued)	(000's)	Value (000's)
DWS Money Market Series	3,600,000	3,600	Illinois - 0.22%
		$ 8,780	Memorial Health System/IL
TOTAL COMMON STOCKS		$ 8,780	0.27%, 10/1/2024	$ 700	$ 700
	Principal
	Amount		Indiana - 0.13%
BONDS - 4.85%	(000's)	Value (000's)	Ball State University Foundation Inc
Automobile Asset Backed Securities - 1.28%			0.27%, 9/1/2031	400	400
Ally Auto Receivables Trust
0.34%, 11/15/2011	$ 1,078	$ 1,078	Iowa - 0.44%
Bank of America Auto Trust			Iowa Finance Authority GNMA/FNMA GO OF
0.62%, 7/15/2011	259	259	AUTH
Ford Credit Auto Lease Trust			0.25%, 1/1/2038	1,400	1,400
0.38%, 11/15/2011(a)	651	651
Hyundai Auto Receivables Trust			Massachusetts - 0.25%
0.37%, 9/15/2011	627	627	Massachusetts Health & Educational Facilities
Nissan Auto Lease Trust			Authority
0.56%, 6/15/2011	2	2	0.28%, 10/1/2034	800	800
Nissan Auto Receivables Owner Trust
0.36%, 10/17/2011	846	846	Michigan - 0.16%
Toyota Auto Receivables Owner Trust			Calvin College
0.56%, 7/15/2011	586	587	0.29%, 10/1/2037	500	500
		$ 4,050
Banks - 0.63%			Mississippi - 0.63%
JP Morgan Chase Bank NA			Mississippi Business Finance Corp
0.34%, 1/21/2011(b)	2,000	2,000	0.35%, 11/1/2023	2,000	2,000

Diversified Financial Services - 0.63%			New Mexico - 1.19%
MetLife			City of Albuquerque NM
0.73%, 2/16/2011(c)	2,000	2,000	0.33%, 8/1/2025	1,450	1,450
			City of Las Cruces NM
Insurance - 1.54%			0.28%, 12/1/2018	1,100	1,100
Berkshire Hathaway Inc			Village of Los Lunas NM
0.39%, 2/10/2011(b)	2,900	2,900	0.33%, 2/1/2025	1,200	1,200
New York Life Insurance Co					$ 3,750
0.51%, 2/1/2011(b),(c)	2,000	2,000	New York - 3.65%
		$ 4,900	Housing Development Corp/NY
Other Asset Backed Securities - 0.77%			0.25%, 6/15/2034	2,350	2,350
CNH Equipment Trust			0.25%, 12/1/2035	1,175	1,175
0.43%, 12/9/2011	1,307	1,307	0.28%, 7/1/2013	835	835
GE Equipment Midticket LLC			0.31%, 6/1/2039	2,200	2,200
0.35%, 9/14/2011(a)	725	725	New York State Housing Finance
Volvo Financial Equipment LLC			Agency FANNIE MAE
0.51%, 5/16/2011(a),(b)	405	405	0.26%, 11/1/2036	900	900
		$ 2,437	0.26%, 11/15/2036	900	900
TOTAL BONDS		$ 15,387	0.33%, 5/15/2033	1,560	1,560
			0.33%, 5/15/2037	1,700	1,700
	Principal				$ 11,620
	Amount
MUNICIPAL BONDS - 12.57%	(000's)	Value (000's)	North Carolina - 0.15%
			Rowan County Industrial Facilities & Pollution
California - 1.45%			Control Financing Authority
California Statewide Communities Development
Authority FANNIE MAE			0.33%, 4/1/2022	490	490
0.32%, 12/15/2036	$ 750	$ 750
San Jose Redevelopment Agency			Ohio - 0.61%
0.28%, 8/1/2028	785	785	City of Cleveland OH
Santa Rosa Rancheria Tachi Yokut Tribe			0.28%, 1/1/2012	910	910
Enterprise			State of Ohio
0.31%, 9/1/2019	3,060	3,060	0.30%, 5/1/2042	1,000	1,000
		$ 4,595			$ 1,910
			Pennsylvania - 0.78%
Colorado - 0.85%			City of Reading PA
City of Colorado Springs CO
0.28%, 11/1/2027	2,000	2,000	0.28%, 11/1/2031	600	600
Sheridan Redevelopment Agency			Luzerne County Industrial Development
0.75%, 12/1/2029	700	700	Authority
		$ 2,700	0.33%, 2/1/2021	1,120	1,120
			Montgomery County Industrial Development
Connecticut - 0.76%			Authority/PA
Connecticut Housing Finance Authority GO OF			0.42%, 8/1/2037	750	750
AUTH
0.25%, 5/15/2033	2,400	2,400			$ 2,470

See accompanying notes

207

Schedule of Investments Money Market Account December 31, 2010

	Principal			Principal
	Amount			Amount
MUNICIPAL BONDS (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Rhode Island - 0.60%			Banks (continued)
Rhode Island Student Loan Authority GTD STD			Intesa Funding LLC
LNS			0.32%, 1/3/2011	$ 4,800	$ 4,800
0.25%, 6/1/2048	$ 1,900	$ 1,900	0.37%, 2/14/2011	3,000	2,999
			Royal Bank of Scotland Group PLC
Texas - 0.31%			0.30%, 1/28/2011(a),(d)	1,400	1,400
South Central Texas Industrial Development Corp			Skandinaviska Enskilda Banken AB
0.28%, 5/1/2020	1,000	1,000	0.33%, 2/7/2011(a),(d)	2,200	2,199
			Standard Chartered Bank/New York
Washington - 0.39%			0.30%, 3/3/2011	2,000	1,999
Washington State Housing Finance Commission			0.33%, 1/6/2011(a)	1,600	1,600
0.30%, 6/15/2037	800	800	0.36%, 6/22/2011(a)	2,200	2,196
0.50%, 7/1/2030	460	460	0.45%, 3/17/2011(a)	1,900	1,898
		$ 1,260	UBS Finance Delaware LLC
TOTAL MUNICIPAL BONDS		$ 39,895	0.41%, 6/20/2011	2,000	1,996
	Principal		0.49%, 8/16/2011	1,300	1,296
U.S. GOVERNMENT & GOVERNMENT	Amount		0.53%, 7/15/2011	2,000	1,994
AGENCY OBLIGATIONS - 0.50%	(000's)	Value (000's)	5.23%, 7/19/2011	1,400	1,396
U.S. Treasury Bill - 0.50%			Westpac Banking Corp
0.44%, 4/7/2011	$ 1,600	$ 1,598	0.19%, 1/31/2011(a),(d)	2,200	2,200
			0.30%, 5/10/2011(a),(d)	1,800	1,798
TOTAL U.S. GOVERNMENT &					$ 58,052
GOVERNMENT AGENCY OBLIGATIONS		$ 1,598	Commercial Services - 0.94%
	Maturity		Salvation Army Eastern Territory
	Amount		0.28%, 2/7/2011	1,000	1,000
REPURCHASE AGREEMENTS - 4.24%	(000's)	Value (000's)	Salvation Army/United States
Banks - 4.24%			0.30%, 3/24/2011	2,000	1,999
Credit Suisse Repurchase Agreement; 0.15% dated $	5,450	$ 5,450			$ 2,999
12/31/10 maturing 01/03/11 (collateralized by			Diversified Financial Services - 38.13%
US Treasury Note; $5,559,000; 1.00%; dated			American Honda Finance Corp
12/31/11)			0.26%, 3/7/2011	2,000	1,999
Deutsche Bank Repurchase Agreement; 0.22%	8,000	8,000	0.27%, 1/24/2011	2,200	2,199
dated 12/31/10 maturing 01/03/11			BNP Paribas Finance Inc
(collateralized by US Treasury Note;			0.32%, 3/3/2011	2,200	2,199
$8,160,000; 2.13%; dated 12/31/15)			0.36%, 4/18/2011	1,900	1,898
		$ 13,450	CAFCO LLC
TOTAL REPURCHASE AGREEMENTS		$ 13,450	0.28%, 1/21/2011(a)	2,000	2,000
			0.28%, 1/24/2011(a)	2,000	2,000
	Principal		0.34%, 3/2/2011(a)	2,000	1,999
	Amount		0.62%, 1/19/2011(a)	1,800	1,799
COMMERCIAL PAPER - 74.75%	(000's)	Value (000's)
			Charta Corp
Agriculture - 1.89%			0.28%, 3/8/2011(a)	1,700	1,699
Cargill Inc			0.30%, 1/19/2011(a)	1,900	1,900
0.24%, 1/3/2011(a)	$ 2,000	$ 2,000

0.28%, 2/8/2011(a)	2,000	1,999	0.40%, 2/25/2011 (a)	2,000	1,999
0.28%, 2/24/2011(a)	2,000	1,999	0.40%, 3/4/2011	2,200	2,198
		$ 5,998	CRC Funding LLC
			0.28%, 2/10/2011(a)	2,000	1,999
Banks - 18.29%			0.29%, 1/5/2011(a)	2,400	2,400
Abbey National North America LLC			0.30%, 1/6/2011(a)	1,400	1,400
0.20%, 1/3/2011	1,700	1,700	0.40%, 2/22/2011(a)	2,000	1,999
Australia & New Zealand Banking Group Ltd
0.35%, 6/13/2011(a),(d)	2,300	2,296	Credit Agricole North America Inc
Bank of America Corp			0.50%, 2/22/2011	1,500	1,499
			Danske Corp
0.27%, 1/4/2011	2,200	2,200	0.36%, 4/7/2011(a)	2,000	1,998
0.28%, 2/1/2011	2,200	2,199
Gemini Securitization Corp LLC
0.28%, 2/2/2011	2,000	1,999	0.25%, 1/4/2011(a)	2,000	2,000
Bank of Nova Scotia/New York			0.27%, 1/13/2011(a)	2,200	2,200
0.14%, 1/3/2011	2,500	2,500	0.27%, 2/10/2011(a)	2,300	2,299
Barclays US Funding Corp			0.29%, 3/22/2011(a)	1,100	1,099
0.37%, 3/21/2011	2,000	1,998
Commonwealth Bank of Australia			General Electric Capital
0.35%, 6/14/2011(a),(d)	2,000	1,997	0.20%, 2/15/2011	3,000	2,999
Deutsche Bank Financial LLC			ING US Funding LLC
0.27%, 2/3/2011	1,600	1,600	0.28%, 1/18/2011	2,000	2,000
0.29%, 1/27/2011	1,500	1,500	0.30%, 1/7/2011	2,200	2,200
0.35%, 2/28/2011	2,200	2,199	0.40%, 4/5/2011	1,900	1,898
0.50%, 6/10/2011	2,400	2,395	0.44%, 1/10/2011	1,800	1,800
			Jupiter Securitization Co LLC
DnB NOR Bank ASA			0.23%, 1/18/2011(a)	2,000	2,000
0.33%, 3/10/2011(a),(d)	2,000	1,999
			0.23%, 1/21/2011(a)	1,200	1,200
0.35%, 2/11/2011(a),(d)	1,700	1,699
			0.23%, 1/27/2011(a)	2,200	2,200

See accompanying notes

208

Schedule of Investments Money Market Account December 31, 2010

	Principal			Principal
	Amount			Amount
COMMERCIAL PAPER (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Diversified Financial Services (continued)			Insurance - 1.61%
Jupiter Securitization Co LLC (continued)			Prudential Funding LLC
0.27%, 1/14/2011(a)	$ 1,700	$ 1,700	0.34%, 3/25/2011	$ 2,000	$ 1,998
Nieuw Amsterdam Receivables Corp			Prudential PLC
0.27%, 1/4/2011(a)	2,300	2,300	0.31%, 2/22/2011(a)	1,000	1,000
0.27%, 1/12/2011(a)	1,100	1,100	0.41%, 1/5/2011(a)	2,100	2,100
0.27%, 1/21/2011(a)	2,000	2,000			$ 5,098
0.27%, 2/4/2011(a)	2,200	2,199	Oil & Gas - 3.02%
Nordea North America Inc			BP Capital Markets PLC
0.38%, 6/2/2011	2,000	1,997	0.28%, 3/1/2011(a)	2,000	1,999
Nordea North America Inc/DE			Shell International Finance BV
0.26%, 1/10/2011	2,000	2,000	0.40%, 5/2/2011(a)	2,000	1,998
0.28%, 3/15/2011	2,000	1,999	0.55%, 2/1/2011(a)	2,000	1,999
0.29%, 3/17/2011	1,800	1,799	0.56%, 4/4/2011(a)	1,500	1,498
Private Export Funding Corp			0.73%, 7/1/2011(a)	2,100	2,092
0.19%, 2/11/2011(a)	2,000	1,999			$ 9,586
Rabobank USA Financial Corp			Supranational Bank - 1.82%
0.27%, 3/10/2011	2,000	1,999	Corp Andina de Fomento
0.30%, 5/5/2011	2,200	2,198	0.34%, 4/11/2011(a)	2,000	1,998
River Fuel Funding Co #3			0.38%, 1/13/2011(a)	2,100	2,100
0.35%, 1/31/2011	4,200	4,199	0.44%, 6/7/2011(a)	1,700	1,697
Sheffield Receivables Corp					$ 5,795
0.27%, 3/11/2011(a)	1,800	1,799
0.30%, 1/5/2011(a)	2,400	2,400	Telecommunications - 0.79%
			AT&T Inc
0.30%, 1/11/2011 (a)	2,000	2,000	0.18%, 1/3/2011(a)	2,500	2,500
Societe Generale North America Inc
0.37%, 3/31/2011	2,000	1,998	TOTAL COMMERCIAL PAPER		$ 237,298
Starbird Funding Corp
0.15%, 1/3/2011(a)	2,000	2,000	Total Investments		$ 316,408
0.27%, 2/23/2011(a)	2,400	2,399	Other Assets in Excess of Liabilities, Net - 0.33%		$ 1,046
0.30%, 3/15/2011(a)	1,400	1,399	TOTAL NET ASSETS - 100.00%		$ 317,454
0.30%, 3/25/2011(a)	1,800	1,799
Straight-A Funding LLC			(a)		Security exempt from registration under Rule 144A of the Securities Act of
0.22%, 3/7/2011	2,500	2,499	1933. These securities may be resold in transactions exempt from
0.26%, 1/24/2011(a)	2,200	2,200
			registration, normally to qualified institutional buyers. Unless otherwise
Thunder Bay Funding LLC			indicated, these securities are not considered illiquid. At the end of the
0.23%, 1/20/2011(a)	2,200	2,200
0.26%, 2/8/2011(a)	2,000	1,999	period, the value of these securities totaled $141,841 or 44.68% of net
			assets.
0.27%, 2/11/2011	2,000	1,999	(b)	Variable Rate. Rate shown is in effect at December 31, 2010.
Toyota Credit Canada Inc			(c) Security is Illiquid
0.27%, 1/7/2011	2,200	2,200	(d)	Security issued by foreign bank and denominated in USD.
0.31%, 3/23/2011	2,200	2,198
0.33%, 3/28/2011	2,100	2,098
0.33%, 4/6/2011	1,300	1,299
		$ 121,054	Unrealized Appreciation (Depreciation)
Electric - 6.18%			The net federal income tax unrealized appreciation (depreciation) and federal tax
GDF Suez			cost of investments held as of the period end were as follows:
0.30%, 1/11/2011(a)	2,000	2,000
0.30%, 1/12/2011(a)	2,200	2,200	Unrealized Appreciation		$ —
0.31%, 1/3/2011(a)	2,000	2,000	Unrealized Depreciation		—
0.32%, 1/25/2011(a)	1,400	1,400	Net Unrealized Appreciation (Depreciation)		$ —
Oglethorpe Power Corp			Cost for federal income tax purposes		$ 316,408
0.23%, 1/4/2011(a)	1,694	1,694	All dollar amounts are shown in thousands (000's)
0.25%, 1/20/2011(a)	2,300	2,299
0.30%, 1/19/2011(a)	1,325	1,325	Portfolio Summary (unaudited)
Southern Co Funding Corp			Sector		Percent
0.25%, 1/11/2011(a)	1,800	1,800	Financial		65 .07%
0.25%, 1/13/2011(a)	1,700	1,700	Revenue		7 .42%
0.26%, 1/6/2011(a)	1,000	1,000	Utilities		6 .18%
0.27%, 1/26/2011(a)	2,200	2,199	Consumer, Non-cyclical		4 .91%
		$ 19,617	Insured		4 .74%
Healthcare - Products - 1.42%			Energy		3 .02%
Covidien International Finance SA			Exchange Traded Funds		2 .76%
0.28%, 1/6/2011(a)	2,200	2,200	Government		2 .32%
0.30%, 1/25/2011(a)	2,300	2,299	Asset Backed Securities		2 .05%
		$ 4,499	Communications		0 .79%
Healthcare - Services - 0.66%			Tax Allocation		0 .22%
Catholic Healthcare Initiatives			General Obligation		0 .19%
0.26%, 1/18/2011	2,100	2,100	Other Assets in Excess of Liabilities, Net		0 .33%
			TOTAL NET ASSETS		100.00%

See accompanying notes

209

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2010

COMMON STOCKS - 98.40%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.95%			Consumer Products (continued)
Boeing Co/The	29,911 $	1,952	WD-40 Co	11,595 $	467
Northrop Grumman Corp	9,515	616		$ 3,177
Teledyne Technologies Inc (a)	11,950	526	Cosmetics & Personal Care - 0.69%
	$ 3,094		Procter & Gamble Co	16,975	1,092
Agriculture - 0.46%
Archer-Daniels-Midland Co	24,150	726	Distribution & Wholesale - 0.19%
			Pool Corp	13,540	305
Airlines - 0.97%
Alaska Air Group Inc (a)	17,912	1,016	Diversified Financial Services - 2.65%
Cathay Pacific Airways Ltd ADR	37,549	521	Charles Schwab Corp/The	129,300	2,212
	$ 1,537		Franklin Resources Inc	17,835	1,984
Apparel - 1.70%				$ 4,196
Columbia Sportswear Co	11,059	667	Electric - 0.77%
Nike Inc	23,788	2,032	Edison International	15,550	600
	$ 2,699		PG&E Corp	12,844	615
Automobile Manufacturers - 1.28%				$ 1,215
Nissan Motor Co Ltd ADR	12,268	233	Electronics - 1.87%
PACCAR Inc	30,808	1,769	Dionex Corp (a)	4,141	489
Toyota Motor Corp ADR	279	22	Electro Scientific Industries Inc (a)	8,771	140
	$ 2,024		FEI Co (a)	27,685	731
Automobile Parts & Equipment - 0.67%			FLIR Systems Inc	7,025	209
Johnson Controls Inc	27,815	1,063	Itron Inc (a)	8,002	444
			Trimble Navigation Ltd (a)	13,065	522
Banks - 5.04%			Waters Corp (a)	5,525	429
Barclays PLC ADR	4,225	70		$ 2,964
City National Corp/CA	9,881	606	Engineering & Construction - 0.87%
East West Bancorp Inc	19,868	389	Granite Construction Inc	13,925	382
JP Morgan Chase & Co	39,554	1,678	Jacobs Engineering Group Inc (a)	21,796	999
State Street Corp	23,550	1,091		$ 1,381
US Bancorp	36,125	974	Environmental Control - 0.56%
Wells Fargo & Co	86,810	2,690	Energy Recovery Inc (a)	18,528	68
Westamerica Bancorporation	8,800	488	Waste Connections Inc	29,612	815
	$ 7,986			$ 883
Beverages - 1.29%			Food - 1.95%
Brown-Forman Corp	7,903	550	Campbell Soup Co	6,100	212
PepsiCo Inc	22,757	1,487	Dairy Farm International Holdings Ltd ADR	19,613	904
	$ 2,037		Dean Foods Co (a)	10,901	96
Biotechnology - 1.47%			General Mills Inc	27,570	981
Dendreon Corp (a)	5,675	198	Kroger Co/The	20,690	463
Gilead Sciences Inc (a)	26,124	947	Ralcorp Holdings Inc (a)	2,825	184
Life Technologies Corp (a)	15,303	849	Safeway Inc	11,125	250
Martek Biosciences Corp (a)	10,476	328		$ 3,090
	$ 2,322		Forest Products & Paper - 1.48%
Building Materials - 0.62%			Plum Creek Timber Co Inc	12,850	481
Apogee Enterprises Inc	15,464	208	Weyerhaeuser Co	98,389	1,863
Cemex SAB de CV ADR(a)	12,175	131		$ 2,344
Simpson Manufacturing Co Inc	20,838	644	Gas - 1.94%
	$ 983		Energen Corp	11,600	560
Chemicals - 0.97%			Northwest Natural Gas Co	1,700	79
CF Industries Holdings Inc	3,875	524	Sempra Energy	46,400	2,435
FMC Corp	7,600	607		$ 3,074
Sigma-Aldrich Corp	6,190	412	Healthcare - Products - 3.47%
	$ 1,543		Beckman Coulter Inc	16,138	1,214
Commercial Services - 1.21%			Becton Dickinson and Co	7,247	613
AMN Healthcare Services Inc (a)	12,134	74	Johnson & Johnson	25,386	1,570
Hertz Global Holdings Inc (a)	43,700	633	Medtronic Inc	13,545	503
Resources Connection Inc	18,387	342	ResMed Inc (a)	9,710	336
Robert Half International Inc	16,725	512	Techne Corp	6,080	399
TrueBlue Inc (a)	20,000	360	Varian Medical Systems Inc (a)	12,402	859
	$ 1,921			$ 5,494
Computers - 3.41%			Healthcare - Services - 0.65%
Apple Inc (a)	4,960	1,600	DaVita Inc (a)	11,475	798
Hewlett-Packard Co	40,058	1,686	Health Net Inc (a)	7,005	191
IBM Corp	13,010	1,909	Sun Healthcare Group Inc (a)	3,819	48
Mentor Graphics Corp (a)	16,891	203		$ 1,037
	$ 5,398		Home Builders - 0.16%
Consumer Products - 2.01%			KB Home	8,275	112
Clorox Co	23,595	1,493	Winnebago Industries Inc (a)	9,243	140
Kimberly-Clark Corp	12,085	762		$ 252
Tupperware Brands Corp	9,552	455

See accompanying notes

210

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance - 1.90%			REITS - 2.16%
Fidelity National Financial Inc	11,025 $	151	Alexandria Real Estate Equities Inc	15,273 $	1,119
HCC Insurance Holdings Inc	25,924	750	Essex Property Trust Inc	5,053	577
Mercury General Corp	3,347	144	HCP Inc	30,950	1,138
MetLife Inc	14,650	651	Nationwide Health Properties Inc	13,984	509
StanCorp Financial Group Inc	29,229	1,319	Sabra Healthcare REIT Inc	4,019	74
	$ 3,015			$ 3,417
Internet - 2.61%			Retail - 7.48%
Amazon.com Inc (a)	5,835	1,050	Copart Inc (a)	20,624	770
eBay Inc (a)	33,375	929	Costco Wholesale Corp	40,090	2,895
Google Inc (a)	3,623	2,152	CVS Caremark Corp	7,423	258
	$ 4,131		Home Depot Inc	16,400	575
Iron & Steel - 1.53%			Jack in the Box Inc (a)	17,657	373
Reliance Steel & Aluminum Co	15,510	793	McDonald's Corp	18,050	1,386
Schnitzer Steel Industries Inc	24,647	1,636	Nordstrom Inc	35,100	1,488
	$ 2,429		Ross Stores Inc	3,470	219
Leisure Products & Services - 0.77%			Starbucks Corp	68,760	2,209
Ambassadors Group Inc	19,393	223	Wal-Mart Stores Inc	23,975	1,293
Carnival Corp	14,825	683	Yum! Brands Inc	7,925	389
Harley-Davidson Inc	9,224	320		$ 11,855
	$ 1,226		Savings & Loans - 1.03%
Lodging - 0.40%			Washington Federal Inc	96,624	1,635
Red Lion Hotels Corp (a)	78,735	628
			Semiconductors - 3.45%
Machinery - Diversified - 1.35%			Applied Materials Inc	79,948	1,123
Cascade Corp	11,367	537	Avago Technologies Ltd	14,100	402
Deere & Co	19,345	1,607	Intel Corp	84,180	1,770
	$ 2,144		LSI Corp (a)	44,255	265
Media - 1.49%			Microchip Technology Inc	28,984	992
			Novellus Systems Inc (a)	7,000	226
Walt Disney Co/The	62,785	2,355	QLogic Corp (a)	21,000	357
			Supertex Inc (a)	13,978	338
Metal Fabrication & Hardware - 0.54%
Precision Castparts Corp	6,138	854		$ 5,473
			Software - 5.68%
			Actuate Corp (a)	45,470	259
Mining - 0.88%
Freeport-McMoRan Copper & Gold Inc	11,590	1,392	Adobe Systems Inc (a)	50,265	1,547
			Autodesk Inc (a)	13,850	529
			Informatica Corp (a)	12,075	532
Miscellaneous Manufacturing - 1.67%
Aptargroup Inc	6,070	289	Microsoft Corp	125,686	3,509
Crane Co	12,350	507	Omnicell Inc (a)	17,641	255
General Electric Co	100,871	1,845	Oracle Corp	56,834	1,779
	$ 2,641		Quality Systems Inc	1,854	130
			Quest Software Inc (a)	15,000	416
Oil & Gas - 10.48%			Tyler Technologies Inc (a)	1,975	41
Apache Corp	23,535	2,806
Berry Petroleum Co	15,639	683		$ 8,997
Chevron Corp	51,358	4,686	Telecommunications - 4.64%
CNOOC Ltd ADR	2,925	697	AT&T Inc	83,250	2,446
Devon Energy Corp	19,195	1,507	China Mobile Ltd ADR	12,765	633
Exxon Mobil Corp	25,426	1,859	Cisco Systems Inc (a)	83,225	1,684
Nabors Industries Ltd (a)	14,400	338	Corning Inc	2,200	42
Occidental Petroleum Corp	30,657	3,008	Polycom Inc (a)	11,875	463
Total SA ADR	18,950	1,014	Qualcomm Inc	12,350	611
	$ 16,598		Verizon Communications Inc	41,075	1,470
Oil & Gas Services - 0.43%				$ 7,349
Natural Gas Services Group Inc (a)	15,125	286	Toys, Games & Hobbies - 0.49%
Schlumberger Ltd	4,740	396	Mattel Inc	30,645	779
	$ 682
Pharmaceuticals - 4.85%			Transportation - 2.30%
Allergan Inc/United States	31,218	2,144	Con-way Inc	11,946	437
Bristol-Myers Squibb Co	46,602	1,234	Expeditors International of Washington Inc	45,603	2,490
Forest Laboratories Inc (a)	13,667	437	Union Pacific Corp	7,660	710
McKesson Corp	28,174	1,983		$ 3,637
Medicis Pharmaceutical Corp	11,125	298	Trucking & Leasing - 0.32%
Obagi Medical Products Inc (a)	14,217	164	Greenbrier Cos Inc (a)	24,390	512
Teva Pharmaceutical Industries Ltd ADR	7,110	371
VCA Antech Inc (a)	25,856	602	Water - 0.27%
Watson Pharmaceuticals Inc (a)	8,680	448	California Water Service Group	11,500	429
	$ 7,681
Publicly Traded Investment Fund - 1.38%			TOTAL COMMON STOCKS	$ 155,881
iShares Russell 3000 Index Fund	29,150	2,185

See accompanying notes

211

Schedule of Investments Principal Capital Appreciation Account December 31, 2010

	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.12%	(000's)	Value (000's)
Banks - 1.12%
Investment in Joint Trading Account; Credit Suisse $	635	$ 635
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $647,952; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	182	182
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $185,129; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	726	726
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $740,517; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	227	227
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $231,411; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 1,770
TOTAL REPURCHASE AGREEMENTS		$ 1,770
Total Investments		$ 157,651
Other Assets in Excess of Liabilities, Net - 0.48%		$ 763
TOTAL NET ASSETS - 100.00%		$ 158,414

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 43,817
Unrealized Depreciation	(2,380)
Net Unrealized Appreciation (Depreciation)	$ 41,437
Cost for federal income tax purposes	$ 116,214
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	18 .05%
Consumer, Cyclical	14.11%
Financial	13 .90%
Technology	12 .54%
Industrial	12 .05%
Energy	10 .91%
Communications	8 .74%
Basic Materials	4 .86%
Utilities	2 .98%
Exchange Traded Funds	1 .38%
Other Assets in Excess of Liabilities, Net	0 .48%
TOTAL NET ASSETS	100.00%

See accompanying notes

212

Schedule of Investments Principal LifeTime 2010 Account December 31, 2010

INVESTMENT COMPANIES - 99.74%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 60.39%
Bond Market Index Fund (a)	145,597 $	1,510
Core Plus Bond Fund I (a)	518,736	5,639
Diversified Real Asset Fund (a)	164,845	1,894
Global Diversified Income Fund (a)	135,006	1,783
High Yield Fund I (a)	187,739	2,013
Inflation Protection Fund (a)	262,391	2,089
International Emerging Markets Fund (a)	43,857	1,174
International Equity Index Fund (a)	89,609	935
International Fund I (a)	95,285	1,100
International Growth Fund (a)	181,524	1,630
International Value Fund I (a)	149,919	1,597
LargeCap Value Fund I (a)	296,865	3,150
MidCap Growth Fund III (a),(b)	74,242	789
MidCap Value Fund I (a)	49,430	645
Preferred Securities Fund (a)	174,978	1,727
SmallCap Growth Fund I (a),(b)	86,335	932
SmallCap Value Fund II (a)	91,600	885
	$ 29,492
Principal Variable Contracts Funds, Inc. Class 1 - 39.35%
Bond & Mortgage Securities Account (a)	544,461	5,777
LargeCap Growth Account (a)	116,314	1,759
LargeCap Growth Account I (a)	180,643	3,860
LargeCap S&P 500 Index Account (a)	302,723	2,697
LargeCap Value Account (a)	71,106	1,701
Real Estate Securities Account (a)	104,091	1,375
Short-Term Income Account (a)	814,891	2,045
	$ 19,214
TOTAL INVESTMENT COMPANIES	$ 48,706
Total Investments	$ 48,706
Other Assets in Excess of Liabilities, Net - 0.26%	$ 125
TOTAL NET ASSETS - 100.00%	$ 48,831

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 3,240
Unrealized Depreciation	(4,196)
Net Unrealized Appreciation (Depreciation)	$ (956)
Cost for federal income tax purposes	$ 49,662
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	46 .25%
Domestic Equity Funds	36 .44%
International Equity Funds	13 .17%
Specialty Funds	3 .88%
Other Assets in Excess of Liabilities, Net	0 .26%
TOTAL NET ASSETS	100.00%

See accompanying notes

213

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	669,655	$ 8,053	81,298 $	859	206,492	$ 2,181	544,461	$ 6,577
Bond Market Index Fund	—	—	163,345	1,665	17,748	186	145,597	1,480
Core Plus Bond Fund I	534,448	5,739	81,053	899	96,765	1,081	518,736	5,562
Disciplined LargeCap Blend Fund	320,184	5,162	—	—	320,184	3,598	—	—
Diversified Real Asset Fund	—	—	164,845	1,713	—	—	164,845	1,713
Global Diversified Income Fund	82,840	750	70,631	874	18,465	238	135,006	1,387
High Yield Fund I	174,501	1,746	30,855	332	17,617	193	187,739	1,886
Inflation Protection Fund	212,030	1,913	81,213	639	30,852	243	262,391	2,309
International Emerging Markets Fund	44,248	1,267	4,504	104	4,895	116	43,857	1,257
International Equity Index Fund	—	—	97,851	912	8,242	81	89,609	831
International Fund I	137,129	1,622	12,046	128	53,890	550	95,285	1,231
International Growth Fund	186,508	2,564	18,090	145	23,074	190	181,524	2,525
International Value Fund I	138,677	1,262	29,195	311	17,953	190	149,919	1,383
LargeCap Blend Fund I	263,207	2,597	2,399	16	265,606	2,613	—	—
LargeCap Growth Account	118,051	1,749	11,466	155	13,203	180	116,314	1,724
LargeCap Growth Account I	104,776	1,919	94,500	1,729	18,633	356	180,643	3,294
LargeCap S&P 500 Index Account	—	—	330,464	2,644	27,741	230	302,723	2,415
LargeCap S&P 500 Index Fund	—	—	240,993	2,599	240,993	1,907	—	—
LargeCap Value Account	45,753	1,450	33,306	733	7,953	178	71,106	2,006
LargeCap Value Account III	99,230	1,189	—	—	99,230	912	—	—
LargeCap Value Fund I	96,127	1,343	236,103	2,373	35,365	352	296,865	3,364
MidCap Growth Fund III	75,193	461	6,213	56	7,164	66	74,242	451
MidCap Value Fund I	49,641	424	5,421	63	5,632	66	49,430	421
Money Market Account	261,520	262	29,981	30	291,501	292	—	—
Money Market Fund	1,189,758	1,668	—	—	1,189,758	1,190	—	—
Preferred Securities Fund	290,818	3,025	24,431	234	140,271	1,311	174,978	1,830
Real Estate Securities Account	239,223	4,160	22,076	260	157,208	1,952	104,091	2,184
Short-Term Income Account	—	—	885,417	2,210	70,526	178	814,891	2,032
SmallCap Growth Fund I	51,510	618	41,882	339	7,057	65	86,335	894
SmallCap S&P 600 Index Fund	44,591	837	—	—	44,591	568	—	—
SmallCap Value Account I	11,905	153	—	—	11,905	130	—	—
SmallCap Value Fund	23,634	457	—	—	23,634	322	—	—
SmallCap Value Fund II	—	—	98,910	792	7,310	62	91,600	730

		$ 52,390	$ 22,814			$ 21,777		$ 49,486
				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 327		$ (154)			$ —
Bond Market Index Fund		30			1			—
Core Plus Bond Fund I		295			5			69
Disciplined LargeCap Blend Fund		—			(1,564)			—
Diversified Real Asset Fund		11			—			—
Global Diversified Income Fund		97			1			5
High Yield Fund I		148			1			26
Inflation Protection Fund		36			—			—
International Emerging Markets Fund		7			2			—
International Equity Index Fund		16			—			—
International Fund I		16			31			—
International Growth Fund		24			6			—
International Value Fund I		44			—			88
LargeCap Blend Fund I		17			—			—
LargeCap Growth Account		1			—			—
LargeCap Growth Account I		5			2			—
LargeCap S&P 500 Index Account		30			1			—
LargeCap S&P 500 Index Fund		—			(692)			—
LargeCap Value Account		29			1			—
LargeCap Value Account III		—			(277)			—
LargeCap Value Fund I		43			—			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		7			—			—
Money Market Account		—			—			—
Money Market Fund		—			(478)			—
Preferred Securities Fund		123			(118)			6
Real Estate Securities Account		51			(284)			—
Short-Term Income Account		40			—			—
SmallCap Growth Fund I		—			2			—
SmallCap S&P 600 Index Fund		—			(269)			—
SmallCap Value Account I		—			(23)			—
SmallCap Value Fund		—			(135)			—
SmallCap Value Fund II	$ 4		$ —			$ —
	$ 1,401		$ (3,941)			$ 194
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

214

Schedule of Investments Principal LifeTime 2020 Account December 31, 2010

INVESTMENT COMPANIES - 99.76%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 59.73%
Bond Market Index Fund (a)	487,752 $	5,058
Core Plus Bond Fund I (a)	1,839,697	19,997
Diversified Real Asset Fund (a)	478,067	5,493
Global Diversified Income Fund (a)	1,839	24
Global Real Estate Securities Fund (a)	3,654	27
High Yield Fund I (a)	1,053,457	11,293
Inflation Protection Fund (a)	1,483	12
International Emerging Markets Fund (a)	251,518	6,733
International Equity Index Fund (a)	439,741	4,591
International Fund I (a)	542,152	6,256
International Growth Fund (a)	1,142,978	10,264
International Value Fund I (a)	909,348	9,685
LargeCap Value Fund I (a)	1,681,702	17,843
MidCap Growth Fund III (a),(b)	336,977	3,582
MidCap Value Fund I (a)	251,080	3,277
Preferred Securities Fund (a)	637,576	6,293
SmallCap Growth Fund I (a),(b)	547,160	5,909
SmallCap Value Fund II (a)	385,014	3,719
	$ 120,056
Principal Variable Contracts Funds, Inc. Class 1 - 40.03%
Bond & Mortgage Securities Account (a)	1,939,856	20,582
LargeCap Growth Account (a)	602,284	9,107
LargeCap Growth Account I (a)	950,395	20,310
LargeCap S&P 500 Index Account (a)	1,560,871	13,907
LargeCap Value Account (a)	374,196	8,951
Real Estate Securities Account (a)	576,072	7,610
	$ 80,467
TOTAL INVESTMENT COMPANIES	$ 200,523
Total Investments	$ 200,523
Other Assets in Excess of Liabilities, Net - 0.24%	$ 491
TOTAL NET ASSETS - 100.00%	$ 201,014

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 14,000
Unrealized Depreciation	(19,820)
Net Unrealized Appreciation (Depreciation)	$ (5,820)
Cost for federal income tax purposes	$ 206,343
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	46 .87%
Fixed Income Funds	31 .48%
International Equity Funds	18 .68%
Specialty Funds	2 .73%
Other Assets in Excess of Liabilities, Net	0 .24%
TOTAL NET ASSETS	100.00%

See accompanying notes

215

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	2,172,404	$ 26,096	205,100 $	2,154	437,648	$ 4,666	1,939,856	$ 23,364
Bond Market Index Fund	—	—	532,176	5,397	44,424	466	487,752	4,941
Core Plus Bond Fund I	1,934,264	20,799	230,242	2,537	324,809	3,665	1,839,697	19,742
Disciplined LargeCap Blend Fund	1,639,846	25,895	7,297	83	1,647,143	18,494	—	—
Diversified Real Asset Fund	—	—	490,624	5,073	12,557	137	478,067	4,939
Global Diversified Income Fund	—	—	1,839	24	—	—	1,839	24
Global Real Estate Securities Fund	—	—	3,654	26	—	—	3,654	26
High Yield Fund I	977,540	9,747	142,105	1,524	66,188	722	1,053,457	10,563
Inflation Protection Fund	—	—	1,483	12	—	—	1,483	12
International Emerging Markets Fund	253,874	7,142	16,810	381	19,166	447	251,518	7,074
International Equity Index Fund	—	—	471,218	4,437	31,477	305	439,741	4,133
International Fund I	751,266	9,310	46,536	486	255,650	2,649	542,152	7,357
International Growth Fund	1,025,097	14,080	209,048	1,621	91,167	738	1,142,978	14,971
International Value Fund I	747,740	6,806	231,587	2,374	69,979	739	909,348	8,442
LargeCap Blend Fund I	1,306,385	12,644	17,950	126	1,324,335	12,770	—	—
LargeCap Growth Account	615,974	8,957	40,633	537	54,323	722	602,284	8,774
LargeCap Growth Account I	579,344	10,478	444,570	8,097	73,519	1,370	950,395	17,206
LargeCap S&P 500 Index Account	—	—	1,665,559	13,299	104,688	847	1,560,871	12,457
LargeCap S&P 500 Index Fund	—	—	1,201,349	12,694	1,201,349	9,503	—	—
LargeCap Value Account	233,855	7,210	172,415	3,795	32,074	702	374,196	10,306
LargeCap Value Account III	563,319	6,765	3,035	27	566,354	5,131	—	—
LargeCap Value Fund I	527,935	7,202	1,291,436	12,836	137,669	1,349	1,681,702	18,690
MidCap Growth Fund III	343,897	3,297	20,820	184	27,740	249	336,977	3,230
MidCap Value Fund I	253,585	3,242	19,094	221	21,599	247	251,080	3,215
Preferred Securities Fund	1,135,301	11,665	80,048	760	577,773	5,404	637,576	6,655
Real Estate Securities Account	868,562	14,789	68,753	815	361,243	4,447	576,072	10,969
SmallCap Growth Fund I	348,781	4,314	225,448	1,806	27,069	240	547,160	5,880
SmallCap S&P 600 Index Fund	256,129	4,592	777	10	256,906	3,273	—	—
SmallCap Value Account I	46,691	600	628	7	47,319	517	—	—
SmallCap Value Fund	167,994	3,222	—	—	167,994	2,285	—	—
SmallCap Value Fund II	—	—	412,102	3,283	27,088	226	385,014	3,058

		$ 218,852	$ 84,626			$ 82,310		$ 206,028
				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 1,133		$ (220)			$ —
Bond Market Index Fund		99			10			1
Core Plus Bond Fund I		1,050			71			240
Disciplined LargeCap Blend Fund		—			(7,484)			—
Diversified Real Asset Fund		34			3			1
Global Diversified Income Fund		1			—			—
Global Real Estate Securities Fund		—			—			—
High Yield Fund I		832			14			143
Inflation Protection Fund		—			—			—
International Emerging Markets Fund		38			(2)			—
International Equity Index Fund		79			1			1
International Fund I		90			210			—
International Growth Fund		150			8			—
International Value Fund I		263			1			521
LargeCap Blend Fund I		82			—			—
LargeCap Growth Account		5			2			—
LargeCap Growth Account I		24			1			—
LargeCap S&P 500 Index Account		157			5			—
LargeCap S&P 500 Index Fund		—			(3,191)			—
LargeCap Value Account		151			3			—
LargeCap Value Account III		—			(1,661)			—
LargeCap Value Fund I		243			1			—
MidCap Growth Fund III		—			(2)			—
MidCap Value Fund I		38			(1)			—
Preferred Securities Fund		456			(366)			23
Real Estate Securities Account		231			(188)			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		—			(1,329)			—
SmallCap Value Account I		—			(90)			—
SmallCap Value Fund		—			(937)			—
SmallCap Value Fund II		15			1			—
	$ 5,171		$ (15,140)			$ 930
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

216

Schedule of Investments Principal LifeTime 2030 Account December 31, 2010

INVESTMENT COMPANIES - 99.85%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 57.48%
Bond Market Index Fund (a)	117,489 $	1,218
Core Plus Bond Fund I (a)	435,923	4,738
Diversified Real Asset Fund (a)	131,775	1,514
Global Real Estate Securities Fund (a)	6,444	47
High Yield Fund I (a)	407,426	4,368
International Emerging Markets Fund (a)	131,108	3,510
International Equity Index Fund (a)	117,835	1,230
International Fund I (a)	264,448	3,052
International Growth Fund (a)	515,016	4,625
International Value Fund I (a)	434,875	4,631
LargeCap Value Fund I (a)	786,080	8,340
MidCap Growth Fund III (a),(b)	182,580	1,941
MidCap Value Fund I (a)	141,961	1,853
Preferred Securities Fund (a)	208,102	2,054
SmallCap Growth Fund I (a),(b)	212,610	2,296
SmallCap Value Fund II (a)	203,620	1,967
	$ 47,384
Principal Variable Contracts Funds, Inc. Class 1 - 42.37%
Bond & Mortgage Securities Account (a)	456,177	4,840
LargeCap Growth Account (a)	329,877	4,988
LargeCap Growth Account I (a)	468,205	10,006
LargeCap S&P 500 Index Account (a)	766,182	6,827
LargeCap Value Account (a)	193,189	4,621
Real Estate Securities Account (a)	275,816	3,643
	$ 34,925
TOTAL INVESTMENT COMPANIES	$ 82,309
Total Investments	$ 82,309
Other Assets in Excess of Liabilities, Net - 0.15%	$ 127
TOTAL NET ASSETS - 100.00%	$ 82,436

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 10,166
Unrealized Depreciation	(4,239)
Net Unrealized Appreciation (Depreciation)	$ 5,927
Cost for federal income tax purposes	$ 76,382
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56 .38%
Fixed Income Funds	20 .89%
International Equity Funds	20 .74%
Specialty Funds	1 .84%
Other Assets in Excess of Liabilities, Net	0 .15%
TOTAL NET ASSETS	100.00%

See accompanying notes

217

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	371,884	$ 4,336	189,131 $	1,969	104,838	$ 1,124	456,177	$ 5,189
Bond Market Index Fund	—	—	126,044	1,288	8,555	88	117,489	1,200
Core Plus Bond Fund I	547,291	5,874	97,801	1,083	209,169	2,321	435,923	4,642
Disciplined LargeCap Blend Fund	693,657	8,784	3,644	41	697,301	7,811	—	—
Diversified Real Asset Fund	—	—	133,329	1,370	1,554	19	131,775	1,351
Global Real Estate Securities Fund	—	—	6,444	46	—	—	6,444	46
High Yield Fund I	337,520	3,251	93,867	1,010	23,961	260	407,426	4,001
International Emerging Markets Fund	119,070	2,617	19,564	447	7,526	173	131,108	2,891
International Equity Index Fund	—	—	130,456	1,258	12,621	123	117,835	1,135
International Fund I	323,573	3,541	50,062	525	109,187	1,117	264,448	2,953
International Growth Fund	470,514	5,471	79,822	635	35,320	286	515,016	5,822
International Value Fund I	353,752	3,256	108,203	1,142	27,080	285	434,875	4,113
LargeCap Blend Fund I	551,275	4,324	8,067	57	559,342	4,381	—	—
LargeCap Growth Account	299,484	3,790	50,733	671	20,340	271	329,877	4,190
LargeCap Growth Account I	246,277	3,975	250,600	4,574	28,672	531	468,205	8,018
LargeCap S&P 500 Index Account	—	—	807,807	6,453	41,625	337	766,182	6,118
LargeCap S&P 500 Index Fund	—	—	509,380	4,365	509,380	4,030	—	—
LargeCap Value Account	117,028	2,894	88,266	1,937	12,105	266	193,189	4,567
LargeCap Value Account III	282,571	2,661	1,583	14	284,154	2,541	—	—
LargeCap Value Fund I	253,182	2,709	586,166	5,800	53,268	525	786,080	7,987
MidCap Growth Fund III	166,986	1,335	26,103	231	10,509	95	182,580	1,471
MidCap Value Fund I	128,209	1,364	21,930	252	8,178	94	141,961	1,522
Preferred Securities Fund	160,415	1,643	100,512	964	52,825	490	208,102	2,095
Real Estate Securities Account	302,240	3,647	52,881	628	79,305	955	275,816	3,352
SmallCap Growth Fund I	154,218	1,440	68,998	567	10,606	93	212,610	1,914
SmallCap S&P 600 Index Fund	52,927	787	239	3	53,166	677	—	—
SmallCap Value Account I	51,370	657	248	3	51,618	564	—	—
SmallCap Value Fund	42,645	674	213	3	42,858	583	—	—
SmallCap Value Fund II	—	—	214,316	1,713	10,696	89	203,620	1,625

		$ 69,030	$ 39,049			$ 30,129		$ 76,202

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 259		$ 8			$ —
Bond Market Index Fund		24			—			—
Core Plus Bond Fund I		246			6			57
Disciplined LargeCap Blend Fund		—			(1,014)			—
Diversified Real Asset Fund		9			—			—
Global Real Estate Securities Fund		—			—			—
High Yield Fund I		319			—			55
International Emerging Markets Fund		19			—			—
International Equity Index Fund		21			—			—
International Fund I		44			4			—
International Growth Fund		68			2			—
International Value Fund I		125			—			247
LargeCap Blend Fund I		35			—			—
LargeCap Growth Account		3			—			—
LargeCap Growth Account I		12			—			—
LargeCap S&P 500 Index Account		77			2			—
LargeCap S&P 500 Index Fund		—			(335)			—
LargeCap Value Account		76			2			—
LargeCap Value Account III		—			(134)			—
LargeCap Value Fund I		113			3			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		21			—			—
Preferred Securities Fund		119			(22)			8
Real Estate Securities Account		100			32			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		—			(113)			—
SmallCap Value Account I		—			(96)			—
SmallCap Value Fund		—			(94)			—
SmallCap Value Fund II		8			1			—
	$ 1,698		$ (1,748)			$ 367
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

218

Schedule of Investments Principal LifeTime 2040 Account December 31, 2010

INVESTMENT COMPANIES - 99.37%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 58.37%
Bond Market Index Fund (a)	19,809 $	206
Core Plus Bond Fund I (a)	57,862	629
Diversified Real Asset Fund (a)	27,786	319
Global Real Estate Securities Fund (a)	1,831	14
High Yield Fund I (a)	102,417	1,098
International Emerging Markets Fund (a)	35,540	951
International Equity Index Fund (a)	61,091	638
International Fund I (a)	77,221	891
International Growth Fund (a)	133,632	1,200
International Value Fund I (a)	116,492	1,241
LargeCap Value Fund I (a)	227,936	2,418
MidCap Growth Fund III (a),(b)	49,642	528
MidCap Value Fund I (a)	38,759	506
Preferred Securities Fund (a)	55,553	548
SmallCap Growth Fund I (a),(b)	63,091	681
SmallCap Value Fund II (a)	52,496	507
	$ 12,375
Principal Variable Contracts Funds, Inc. Class 1 - 41.00%
Bond & Mortgage Securities Account (a)	61,457	652
LargeCap Growth Account (a)	91,479	1,383
LargeCap Growth Account I (a)	128,492	2,746
LargeCap S&P 500 Index Account (a)	218,942	1,951
LargeCap Value Account (a)	52,163	1,247
Real Estate Securities Account (a)	53,884	712
	$ 8,691
TOTAL INVESTMENT COMPANIES	$ 21,066
Total Investments	$ 21,066
Other Assets in Excess of Liabilities, Net - 0.63%	$ 133
TOTAL NET ASSETS - 100.00%	$ 21,199

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 1,729
Unrealized Depreciation	(2,001)
Net Unrealized Appreciation (Depreciation)	$ (272)
Cost for federal income tax purposes	$ 21,338
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59 .80%
International Equity Funds	23 .27%
Fixed Income Funds	14.79%
Specialty Funds	1 .51%
Other Assets in Excess of Liabilities, Net	0 .63%
TOTAL NET ASSETS	100.00%

See accompanying notes

219

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2010

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2009	2009		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	57,882	$ 699		17,343 $	183	13,768	$ 149	61,457	$ 736
Bond Market Index Fund	—	—		21,846	223	2,037	22	19,809	201
Core Plus Bond Fund I	54,666	588		18,892	210	15,696	179	57,862	622
Disciplined LargeCap Blend Fund	175,719	2,755		2,628	30	178,347	2,000	—	—
Diversified Real Asset Fund	—	—		28,942	299	1,156	13	27,786	286
Global Real Estate Securities Fund	—	—		1,831	13	—	—	1,831	13
High Yield Fund I	103,658	1,037		31,499	339	32,740	350	102,417	1,028
International Emerging Markets Fund	30,970	871		8,789	202	4,219	99	35,540	975
International Equity Index Fund	—	—		68,061	644	6,970	68	61,091	576
International Fund I	88,554	1,134		22,146	233	33,479	348	77,221	1,038
International Growth Fund	118,213	1,624		35,349	283	19,930	162	133,632	1,747
International Value Fund I	89,432	813		42,327	449	15,267	161	116,492	1,101
LargeCap Blend Fund I	140,256	1,350		3,472	25	143,728	1,375	—	—
LargeCap Growth Account	79,604	1,168		23,199	309	11,324	151	91,479	1,326
LargeCap Growth Account I	76,372	1,384		67,648	1,240	15,528	290	128,492	2,334
LargeCap S&P 500 Index Account	—	—		241,320	1,931	22,378	182	218,942	1,749
LargeCap S&P 500 Index Fund	—	—		129,866	1,362	129,866	1,027	—	—
LargeCap Value Account	30,688	971		28,142	621	6,667	147	52,163	1,445
LargeCap Value Account III	72,338	867		1,256	11	73,594	670	—	—
LargeCap Value Fund I	66,476	894		190,390	1,901	28,930	285	227,936	2,510
MidCap Growth Fund III	43,623	416		11,845	106	5,826	53	49,642	469
MidCap Value Fund I	33,607	428		9,695	112	4,543	53	38,759	487
Preferred Securities Fund	65,461	669		14,269	137	24,177	228	55,553	574
Real Estate Securities Account	56,283	982		17,217	206	19,616	239	53,884	945
SmallCap Growth Fund I	46,734	553		22,213	186	5,856	51	63,091	688
SmallCap S&P 600 Index Fund	13,013	237		91	1	13,104	167	—	—
SmallCap Value Account I	16,019	268		106	1	16,125	175	—	—
SmallCap Value Fund	13,522	256		91	1	13,613	185	—	—
SmallCap Value Fund II	—	—		58,266	467	5,770	49	52,496	418

		$ 19,964		$ 11,725			$ 8,878		$ 21,268

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 35			$ 3			$ —
Bond Market Index Fund			4			—			—
Core Plus Bond Fund I			33			3			8
Disciplined LargeCap Blend Fund			—			(785)			—
Diversified Real Asset Fund			2			—			—
Global Real Estate Securities Fund			—			—			—
High Yield Fund I			81			2			14
International Emerging Markets Fund			5			1			—
International Equity Index Fund			11			—			—
International Fund I			13			19			—
International Growth Fund			17			2			—
International Value Fund I			33			—			66
LargeCap Blend Fund I			9			—			—
LargeCap Growth Account			1			—			—
LargeCap Growth Account I			3			—			—
LargeCap S&P 500 Index Account			23			—			—
LargeCap S&P 500 Index Fund			—			(335)			—
LargeCap Value Account			21			—			—
LargeCap Value Account III			—			(208)			—
LargeCap Value Fund I			33			—			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			6			—			—
Preferred Securities Fund			36			(4)			2
Real Estate Securities Account			20			(4)			—
SmallCap Growth Fund I			—			—			—
SmallCap S&P 600 Index Fund			—			(71)			—
SmallCap Value Account I			—			(94)			—
SmallCap Value Fund			—			(72)			—
SmallCap Value Fund II			2			—			—
	$ 388			$ (1,543)			$ 90
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

220

Schedule of Investments Principal LifeTime 2050 Account December 31, 2010

INVESTMENT COMPANIES - 99.57%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 58.86%
Bond Market Index Fund (a)	6,959 $	72
Core Plus Bond Fund I (a)	16,027	174
Diversified Real Asset Fund (a)	13,552	156
Global Real Estate Securities Fund (a)	2,535	18
High Yield Fund I (a)	64,025	686
International Emerging Markets Fund (a)	23,493	629
International Equity Index Fund (a)	45,275	473
International Fund I (a)	50,833	586
International Growth Fund (a)	86,270	775
International Value Fund I (a)	75,331	802
LargeCap Value Fund I (a)	150,131	1,593
MidCap Growth Fund III (a),(b)	33,603	357
MidCap Value Fund I (a)	25,874	338
Preferred Securities Fund (a)	28,642	283
SmallCap Growth Fund I (a),(b)	43,683	472
SmallCap Value Fund II (a)	32,278	312
	$ 7,726
Principal Variable Contracts Funds, Inc. Class 1 - 40.71%
Bond & Mortgage Securities Account (a)	14,328	152
LargeCap Growth Account (a)	61,132	924
LargeCap Growth Account I (a)	86,179	1,842
LargeCap S&P 500 Index Account (a)	130,657	1,164
LargeCap Value Account (a)	34,230	819
Real Estate Securities Account (a)	33,536	443
	$ 5,344
TOTAL INVESTMENT COMPANIES	$ 13,070
Total Investments	$ 13,070
Other Assets in Excess of Liabilities, Net - 0.43%	$ 57
TOTAL NET ASSETS - 100.00%	$ 13,127

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 1,215
Unrealized Depreciation	(1,309)
Net Unrealized Appreciation (Depreciation)	$ (94)
Cost for federal income tax purposes	$ 13,164
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	62 .95%
International Equity Funds	25 .01%
Fixed Income Funds	10.42%
Specialty Funds	1 .19%
Other Assets in Excess of Liabilities, Net	0 .43%
TOTAL NET ASSETS	100.00%

See accompanying notes

221

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2010

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2009	2009		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	12,750	$ 155		3,663 $	39	2,085	$ 23	14,328	$ 171
Bond Market Index Fund	—	—		7,466	76	507	5	6,959	71
Core Plus Bond Fund I	22,216	239		4,053	45	10,242	117	16,027	170
Disciplined LargeCap Blend Fund	119,182	1,814		584	7	119,766	1,345	—	—
Diversified Real Asset Fund	—	—		14,504	148	952	10	13,552	138
Global Real Estate Securities Fund	—	—		2,535	18	—	—	2,535	18
High Yield Fund I	72,424	727		15,231	164	23,630	252	64,025	641
International Emerging Markets Fund	22,333	601		4,434	102	3,274	79	23,493	624
International Equity Index Fund	—	—		50,907	477	5,632	55	45,275	422
International Fund I	63,584	812		12,028	128	24,779	259	50,833	692
International Growth Fund	85,640	1,150		16,278	128	15,648	131	86,270	1,152
International Value Fund I	63,770	582		23,703	251	12,142	131	75,331	703
LargeCap Blend Fund I	95,520	894		1,358	10	96,878	904	—	—
LargeCap Growth Account	58,253	838		11,180	149	8,301	113	61,132	874
LargeCap Growth Account I	53,336	951		44,312	811	11,469	219	86,179	1,544
LargeCap S&P 500 Index Account	—	—		147,264	1,177	16,607	137	130,657	1,041
LargeCap S&P 500 Index Fund	—	—		87,616	896	87,616	693	—	—
LargeCap Value Account	22,768	696		16,420	360	4,958	110	34,230	946
LargeCap Value Account III	54,344	622		307	3	54,651	495	—	—
LargeCap Value Fund I	49,493	649		122,361	1,219	21,723	216	150,131	1,652
MidCap Growth Fund III	32,093	295		5,794	52	4,284	39	33,603	308
MidCap Value Fund I	24,421	302		4,812	55	3,359	39	25,874	318
Preferred Securities Fund	33,267	340		6,346	61	10,971	105	28,642	295
Real Estate Securities Account	40,283	714		7,582	91	14,329	177	33,536	624
SmallCap Growth Fund I	35,349	401		12,564	104	4,230	38	43,683	467
SmallCap S&P 600 Index Fund	8,417	146		32	—	8,449	107	—	—
SmallCap Value Account I	11,839	195		47	1	11,886	130	—	—
SmallCap Value Fund	10,368	188		41	1	10,409	142	—	—
SmallCap Value Fund II	—	—		36,556	291	4,278	36	32,278	255

		$ 13,311		$ 6,864			$ 6,107		$ 13,126

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 8			$ —			$ —
Bond Market Index Fund			1			—			—
Core Plus Bond Fund I			10			3			2
Disciplined LargeCap Blend Fund			—			(476)			—
Diversified Real Asset Fund			1			—			—
Global Real Estate Securities Fund			—			—			—
High Yield Fund I			51			2			9
International Emerging Markets Fund			4			—			—
International Equity Index Fund			8			—			—
International Fund I			8			11			—
International Growth Fund			11			5			—
International Value Fund I			22			1			43
LargeCap Blend Fund I			6			—			—
LargeCap Growth Account			1			—			—
LargeCap Growth Account I			2			1			—
LargeCap S&P 500 Index Account			13			1			—
LargeCap S&P 500 Index Fund			—			(203)			—
LargeCap Value Account			14			—			—
LargeCap Value Account III			—			(130)			—
LargeCap Value Fund I			22			—			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			4			—			—
Preferred Securities Fund			19			(1)			1
Real Estate Securities Account			13			(4)			—
SmallCap Growth Fund I			—			—			—
SmallCap S&P 600 Index Fund			—			(39)			—
SmallCap Value Account I			—			(66)			—
SmallCap Value Fund			—			(47)			—
SmallCap Value Fund II			1			—			—
	$ 219			$ (942)			$ 55
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

222

Schedule of Investments Principal LifeTime Strategic Income Account December 31, 2010

INVESTMENT COMPANIES - 99.46%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 61.33%
Bond Market Index Fund (a)	129,121 $	1,339
Core Plus Bond Fund I (a)	428,518	4,658
Diversified Real Asset Fund (a)	117,363	1,349
Global Diversified Income Fund (a)	135,050	1,784
High Yield Fund I (a)	52,138	559
Inflation Protection Fund (a)	436,437	3,474
International Emerging Markets Fund (a)	10,149	272
International Equity Index Fund (a)	23,697	247
International Fund I (a)	26,554	306
International Growth Fund (a)	45,772	411
International Value Fund I (a)	38,631	411
LargeCap Value Fund I (a)	75,623	802
MidCap Growth Fund III (a),(b)	24,414	260
MidCap Value Fund I (a)	20,788	271
Preferred Securities Fund (a)	80,876	798
SmallCap Growth Fund I (a),(b)	22,914	248
SmallCap Value Fund II (a)	23,612	228
	$ 17,417
Principal Variable Contracts Funds, Inc. Class 1 - 38.13%
Bond & Mortgage Securities Account (a)	460,380	4,885
LargeCap Growth Account (a)	30,052	454
LargeCap Growth Account I (a)	46,114	986
LargeCap S&P 500 Index Account (a)	70,922	632
LargeCap Value Account (a)	19,237	460
Short-Term Income Account (a)	1,358,975	3,411
	$ 10,828
TOTAL INVESTMENT COMPANIES	$ 28,245
Total Investments	$ 28,245
Other Assets in Excess of Liabilities, Net - 0.54%	$ 154
TOTAL NET ASSETS - 100.00%	$ 28,399

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 1,458
Unrealized Depreciation	(1,570)
Net Unrealized Appreciation (Depreciation)	$ (112)
Cost for federal income tax purposes	$ 28,357
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	73 .61%
Domestic Equity Funds	15 .29%
International Equity Funds	5 .81%
Specialty Funds	4 .75%
Other Assets in Excess of Liabilities, Net	0 .54%
TOTAL NET ASSETS	100.00%

See accompanying notes

223

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2010

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2009	2009		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	489,736	$ 5,909		91,011 $	960	120,367	$ 1,270	460,380	$ 5,539
Bond Market Index Fund	—	—		142,382	1,457	13,261	139	129,121	1,319
Core Plus Bond Fund I	436,151	4,687		96,980	1,074	104,613	1,169	428,518	4,597
Disciplined LargeCap Blend Fund	69,282	1,044		602	7	69,884	784	—	—
Diversified Real Asset Fund	—	—		117,388	1,229	25	—	117,363	1,229
Global Diversified Income Fund	117,944	1,075		28,439	358	11,333	142	135,050	1,291
High Yield Fund I	43,741	413		15,120	162	6,723	73	52,138	502
Inflation Protection Fund	379,970	3,378		100,166	786	43,699	344	436,437	3,821
International Emerging Markets Fund	9,470	231		1,866	43	1,187	27	10,149	247
International Equity Index Fund	—	—		25,712	241	2,015	19	23,697	222
International Fund I	32,657	429		4,872	52	10,975	115	26,554	373
International Growth Fund	43,678	599		7,635	61	5,541	44	45,772	616
International Value Fund I	32,935	299		9,888	105	4,192	44	38,631	360
LargeCap Blend Fund I	58,658	551		1,036	7	59,694	558	—	—
LargeCap Growth Account	28,196	408		5,158	69	3,302	44	30,052	433
LargeCap Growth Account I	21,604	384		28,976	532	4,466	83	46,114	833
LargeCap S&P 500 Index Account	—	—		77,022	617	6,100	49	70,922	568
LargeCap S&P 500 Index Fund	—	—		53,655	551	53,655	424	—	—
LargeCap Value Account	13,609	428		7,553	165	1,925	42	19,237	551
LargeCap Value Account III	32,704	387		207	2	32,911	293	—	—
LargeCap Value Fund I	21,191	237		62,717	620	8,285	81	75,623	776
MidCap Growth Fund III	23,444	220		2,831	25	1,861	17	24,414	228
MidCap Value Fund I	19,791	225		2,446	28	1,449	17	20,788	236
Money Market Account	736,860	737		161,461	161	898,321	898	—	—
Money Market Fund	1,927,083	2,707		—	—	1,927,083	1,927	—	—
Preferred Securities Fund	97,848	1,025		35,353	339	52,325	485	80,876	823
Real Estate Securities Account	104,405	1,628		14,297	164	118,702	1,495	—	—
Short-Term Income Account	—	—		1,446,239	3,609	87,264	221	1,358,975	3,389
SmallCap Growth Fund I	—	—		24,575	197	1,661	14	22,914	183
SmallCap S&P 600 Index Fund	27,310	464		157	2	27,467	350	—	—
SmallCap Value Fund II	—	—		25,316	197	1,704	14	23,612	183

		$ 27,465		$ 13,820			$ 11,182		$ 28,319
					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 263			$ (60)			$ —
Bond Market Index Fund			26			1			—
Core Plus Bond Fund I			241			5			56
Disciplined LargeCap Blend Fund			—			(267)			—
Diversified Real Asset Fund			8			—			—
Global Diversified Income Fund			107			—			4
High Yield Fund I			41			—			7
Inflation Protection Fund			60			1			—
International Emerging Markets Fund			2			—			—
International Equity Index Fund			4			—			—
International Fund I			4			7			—
International Growth Fund			7			—			—
International Value Fund I			11			—			22
LargeCap Blend Fund I			4			—			—
LargeCap Growth Account			—			—			—
LargeCap Growth Account I			1			—			—
LargeCap S&P 500 Index Account			7			—			—
LargeCap S&P 500 Index Fund			—			(127)			—
LargeCap Value Account			8			—			—
LargeCap Value Account III			—			(96)			—
LargeCap Value Fund I			11			—			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			3			—			—
Money Market Account			—			—			—
Money Market Fund			—			(780)			—
Preferred Securities Fund			49			(56)			3
Real Estate Securities Account			14			(297)			—
Short-Term Income Account			68			1			—
SmallCap Growth Fund I			—			—			—
SmallCap S&P 600 Index Fund			—			(116)			—
SmallCap Value Fund II			1			—			—
	$ 940			$ (1,784)			$ 92
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

224

Schedule of Investments
Real Estate Securities Account
December 31, 2010

COMMON STOCKS - 98.79%	Shares Held Value (000's)			Maturity
Commercial Services - 0.99%				Amount
Corrections Corp of America (a)	56,100 $	1,406	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
			Banks (continued)
Lodging - 2.30%			Investment in Joint Trading Account; Deutsche $	17	$ 17
Marriott International Inc/DE	22,100	918	Bank Repurchase Agreement; 0.22% dated
Starwood Hotels & Resorts Worldwide Inc	38,300	2,328	12/31/10 maturing 01/03/11 (collateralized by
		$ 3,246	Sovereign Agency Issues; $17,080; 0.00% -
Real Estate - 1.38%			3.00%; dated 09/16/14 - 10/15/20)
CB Richard Ellis Group Inc (a)	39,800	815	Investment in Joint Trading Account; Merrill	67	67
Jones Lang LaSalle Inc	13,500	1,133	Lynch Repurchase Agreement; 0.15% dated
		$ 1,948	12/31/10 maturing 01/03/11 (collateralized by
REITS - 94.12%			Sovereign Agency Issues; $68,319; 0.00%;
AMB Property Corp	44,060	1,397	dated 04/15/15 - 01/15/21)
American Campus Communities Inc	75,472	2,397	Investment in Joint Trading Account; Morgan	21	21
Annaly Capital Management Inc	45,818	821	Stanley Repurchase Agreement; 0.12% dated
Apartment Investment & Management Co	127,600	3,297	12/31/10 maturing 01/03/11 (collateralized by
AvalonBay Communities Inc	42,466	4,780	Sovereign Agency Issues; $21,350; 1.98% -
Boston Properties Inc	99,315	8,551	2.68%; dated 01/21/14 - 06/07/18)
Colonial Properties Trust	87,537	1,580			$ 163
Digital Realty Trust Inc	83,123	4,284	TOTAL REPURCHASE AGREEMENTS		$ 163
Douglas Emmett Inc	81,589	1,354	Total Investments		$ 140,857
DuPont Fabros Technology Inc	87,940	1,870	Other Assets in Excess of Liabilities, Net - 0.36%		$ 507
Education Realty Trust Inc	84,450	656	TOTAL NET ASSETS - 100.00%		$ 141,364
Entertainment Properties Trust	55,900	2,585
Equity Lifestyle Properties Inc	53,742	3,006
Equity One Inc	71,600	1,302	(a) Non-Income Producing Security
Equity Residential	151,885	7,890
Essex Property Trust Inc	28,633	3,270
Federal Realty Investment Trust	65,038	5,068	Unrealized Appreciation (Depreciation)
General Growth Properties Inc	162,607	2,517	The net federal income tax unrealized appreciation (depreciation) and federal tax
Glimcher Realty Trust	31,031	261	cost of investments held as of the period end were as follows:
HCP Inc	109,380	4,024
Health Care REIT Inc	91,722	4,370	Unrealized Appreciation		$ 26,481
Hersha Hospitality Trust	171,950	1,135	Unrealized Depreciation		(3,286)
Highwoods Properties Inc	21,800	694	Net Unrealized Appreciation (Depreciation)		$ 23,195
Home Properties Inc	24,920	1,383	Cost for federal income tax purposes		$ 117,662
Host Hotels & Resorts Inc	348,902	6,235	All dollar amounts are shown in thousands (000's)
Kimco Realty Corp	68,159	1,230
LaSalle Hotel Properties	97,971	2,586	Portfolio Summary (unaudited)
Macerich Co/The	18,151	860	Sector		Percent
Mid-America Apartment Communities Inc	20,800	1,321	Financial		96 .35%
ProLogis	448,443	6,476	Consumer, Cyclical		2 .30%
PS Business Parks Inc	17,417	970	Consumer, Non-cyclical		0 .99%
Public Storage Inc	50,630	5,135	Other Assets in Excess of Liabilities, Net		0 .36%
Ramco-Gershenson Properties Trust	68,281	850
Simon Property Group Inc	178,717	17,781	TOTAL NET ASSETS		100.00%
SL Green Realty Corp	72,550	4,898
Tanger Factory Outlet Centers	56,025	2,868
Taubman Centers Inc	18,853	952
Ventas Inc	94,789	4,975
Vornado Realty Trust	89,072	7,422
		$ 133,051
TOTAL COMMON STOCKS		$ 139,651
CONVERTIBLE PREFERRED STOCKS -
0.73%	Shares Held Value (000's)
REITS - 0.73%
Digital Realty Trust Inc	33,000	1,043

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 1,043
	Maturity
	Amount
REPURCHASE AGREEMENTS - 0.12%	(000's)	Value (000's)
Banks - 0.12%
Investment in Joint Trading Account; Credit Suisse $ 59		$ 58
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $59,779; 2.25%; dated
01/31/15)

See accompanying notes

225

Schedule of Investments SAM Balanced Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.04%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 19.47%
Global Diversified Income Fund (a)	1,385,181 $	18,298
Global Real Estate Securities Fund (a)	629,486	4,614
High Yield Fund (a)	3,903,995	30,998
Inflation Protection Fund (a)	900,709	7,170
LargeCap Blend Fund II (a)	2,397,630	22,945
LargeCap Growth Fund II (a)	2,927,469	24,240
MidCap Growth Fund III (a),(b)	861,087	9,153
Preferred Securities Fund (a)	2,387,538	23,565
SmallCap Growth Fund I (a),(b)	2,241,570	24,209
SmallCap Value Fund (a)	1,108,052	16,909
	$ 182,101
Principal Variable Contracts Funds, Inc. Class 1 - 80.57%
Diversified International Account (a)	6,949,596	87,148
Equity Income Account (a)	12,723,542	188,308
Government & High Quality Bond Account (a)	11,735,829	120,762
Income Account (a)	11,072,001	112,049
International Emerging Markets Account (a)	1,525,182	26,706
LargeCap Growth Account (a)	3,596,904	54,385
LargeCap Value Account III (a)	5,683,757	54,564
MidCap Blend Account (a)	649,867	24,584
Money Market Account (a)	184,103	184
Principal Capital Appreciation Account (a)	3,173,634	68,138
Real Estate Securities Account (a)	284,572	3,759
Short-Term Income Account (a)	5,216,193	13,093
	$ 753,680
TOTAL INVESTMENT COMPANIES	$ 935,781
Total Investments	$ 935,781
Liabilities in Excess of Other Assets, Net - (0.04)%	$ (419)
TOTAL NET ASSETS - 100.00%	$ 935,362

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 97,960
Unrealized Depreciation	(7,470)
Net Unrealized Appreciation (Depreciation)	$ 90,490
Cost for federal income tax purposes	$ 845,291
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .50%
Fixed Income Funds	34 .87%
International Equity Funds	12 .67%
Liabilities in Excess of Other Assets, Net	(0 .04)%
TOTAL NET ASSETS	100.00%

See accompanying notes

226

Schedule of Investments
SAM Balanced Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	3,835,099	$ 53,263	205,091	$ 2,251	4,040,190	$ 48,425	—	$ —
Diversified International Account	4,749,550	59,828	2,493,376	28,632	293,330	3,340	6,949,596	83,081
Equity Income Account	8,232,425	100,073	4,993,392	71,100	502,275	6,720	12,723,542	163,267
Global Diversified Income Fund	—	—	1,385,181	18,472	—	—	1,385,181	18,472
Global Real Estate Securities Fund	—	—	629,486	4,614	—	—	629,486	4,614
Government & High Quality Bond	11,240,736	112,084	1,526,552	15,741	1,031,459	10,823	11,735,829	116,974
Account
High Yield Fund	4,960,330	35,925	787,824	6,198	1,844,159	14,907	3,903,995	27,656
Income Account	9,534,556	91,426	2,328,908	24,131	791,463	8,243	11,072,001	107,296
Inflation Protection Fund	—	—	900,709	7,316	—	—	900,709	7,316
International Emerging Markets	1,425,141	20,487	227,043	3,828	127,002	1,825	1,525,182	21,579
Account
LargeCap Blend Fund II	—	—	2,403,320	22,532	5,690	55	2,397,630	22,477
LargeCap Growth Account	5,898,749	62,553	190,772	2,429	2,492,617	34,246	3,596,904	35,152
LargeCap Growth Fund II	10,301,296	76,657	322,484	2,373	7,696,311	60,663	2,927,469	16,403
LargeCap Value Account III	4,810,433	39,990	3,619,425	33,495	2,746,101	25,431	5,683,757	47,199
MidCap Blend Account	933,537	29,263	51,086	1,711	334,756	11,390	649,867	19,214
MidCap Growth Fund III	—	—	862,728	8,888	1,641	17	861,087	8,871
Money Market Account	2,421,320	2,421	—	—	2,237,217	2,237	184,103	184
Preferred Securities Fund	3,935,585	32,787	362,208	3,442	1,910,255	18,808	2,387,538	18,066
Principal Capital Appreciation	1,983,916	30,322	1,320,095	27,172	130,377	2,561	3,173,634	54,774
Account
Real Estate Securities Account	1,978,265	24,804	79,473	903	1,773,166	22,849	284,572	2,287
Short-Term Income Account	6,660,415	16,324	423,647	1,059	1,867,869	4,655	5,216,193	12,725
SmallCap Growth Account II	1,749,594	11,624	74,862	661	1,824,456	19,043	—	—
SmallCap Growth Fund I	—	—	2,247,588	22,970	6,018	65	2,241,570	22,905
SmallCap Value Account I	1,417,172	17,317	80,899	927	1,498,071	19,181	—	—
SmallCap Value Fund	—	—	1,110,750	16,271	2,698	41	1,108,052	16,230

		$ 817,148		$ 327,116		$ 315,525		$ 826,742

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (7,089)			$ —
Diversified International Account		1,196			(2,039)			—
Equity Income Account		5,443			(1,186)			—
Global Diversified Income Fund		276			—			44
Global Real Estate Securities Fund		38			—			5
Government & High Quality Bond Account		4,060			(28)			—
High Yield Fund		3,595			440			457
Income Account		7,110			(18)			—
Inflation Protection Fund		15			—			—
International Emerging Markets Account		169			(911)			—
LargeCap Blend Fund II		185			—			—
LargeCap Growth Account		32			4,416			—
LargeCap Growth Fund II		206			(1,964)			116
LargeCap Value Account III		996			(855)			—
MidCap Blend Account		573			(370)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Preferred Securities Fund		2,349			645			97
Principal Capital Appreciation Account		947			(159)			1,150
Real Estate Securities Account		310			(571)			—
Short-Term Income Account		269			(3)			—
SmallCap Growth Account II		—			6,758			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		21			937			—
SmallCap Value Fund		150			—			—
	$ 27,940		$ (1,997)			$ 1,869
All dollar amounts are shown in thousands (000's)

See accompanying notes

227

Schedule of Investments SAM Conservative Balanced Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.13%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 19.55%
Global Diversified Income Fund (a)	453,712 $	5,994
Global Real Estate Securities Fund (a)	105,085	770
High Yield Fund (a)	1,053,175	8,362
Inflation Protection Fund (a)	235,336	1,873
LargeCap Blend Fund II (a)	494,555	4,733
LargeCap Growth Fund II (a)	235,732	1,952
MidCap Growth Fund III (a),(b)	205,537	2,185
Preferred Securities Fund (a)	740,045	7,304
SmallCap Growth Fund I (a),(b)	186,498	2,014
SmallCap Value Fund (a)	179,651	2,742
	$ 37,929
Principal Variable Contracts Funds, Inc. Class 1 - 80.58%
Diversified International Account (a)	1,008,371	12,645
Equity Income Account (a)	1,546,409	22,887
Government & High Quality Bond Account (a)	3,702,994	38,104
Income Account (a)	3,546,053	35,886
International Emerging Markets Account (a)	207,256	3,629
LargeCap Growth Account (a)	534,159	8,076
LargeCap Value Account III (a)	964,959	9,264
MidCap Blend Account (a)	84,782	3,207
Principal Capital Appreciation Account (a)	578,333	12,417
Real Estate Securities Account (a)	40,326	533
Short-Term Income Account (a)	3,859,570	9,687
	$ 156,335
TOTAL INVESTMENT COMPANIES	$ 194,264
Total Investments	$ 194,264
Liabilities in Excess of Other Assets, Net - (0.13)%	$ (254)
TOTAL NET ASSETS - 100.00%	$ 194,010

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 13,498
Unrealized Depreciation	(865)
Net Unrealized Appreciation (Depreciation)	$ 12,633
Cost for federal income tax purposes	$ 181,631
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	55 .25%
Domestic Equity Funds	36 .09%
International Equity Funds	8 .79%
Liabilities in Excess of Other Assets, Net	(0 .13)%
TOTAL NET ASSETS	100.00%

See accompanying notes

228

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	566,137	$ 6,323	79,460	$ 861	645,597	$ 7,724	—	$ —
Diversified International Account	647,966	7,427	412,186	4,717	51,781	586	1,008,371	11,287
Equity Income Account	1,076,868	13,393	583,329	8,189	113,788	1,518	1,546,409	19,766
Global Diversified Income Fund	—	—	454,275	6,067	563	8	453,712	6,059
Global Real Estate Securities Fund	—	—	105,085	770	—	—	105,085	770
Government & High Quality Bond	3,685,848	37,585	711,308	7,377	694,162	7,327	3,702,994	37,640
Account
High Yield Fund	1,426,779	10,067	328,622	2,585	702,226	5,663	1,053,175	7,199
Income Account	3,038,009	29,720	913,087	9,471	405,043	4,221	3,546,053	34,946
Inflation Protection Fund	—	—	235,803	1,915	467	3	235,336	1,912
International Emerging Markets	203,960	2,305	28,871	442	25,575	392	207,256	2,249
Account
LargeCap Blend Fund II	—	—	495,330	4,604	775	8	494,555	4,596
LargeCap Growth Account	783,174	8,362	91,664	1,188	340,679	4,654	534,159	5,447
LargeCap Growth Fund II	1,374,517	9,359	126,378	910	1,265,163	9,977	235,732	1,201
LargeCap Value Account III	593,435	4,939	575,170	5,264	203,646	1,885	964,959	8,240
MidCap Blend Account	143,392	4,340	17,439	573	76,049	2,599	84,782	2,254
MidCap Growth Fund III	—	—	205,537	2,086	—	—	205,537	2,086
Money Market Account	817,126	817	—	—	817,126	817	—	—
Preferred Securities Fund	878,054	6,856	136,402	1,310	274,411	2,633	740,045	5,596
Principal Capital Appreciation	282,228	4,373	337,739	6,819	41,634	833	578,333	10,349
Account
Real Estate Securities Account	298,904	3,065	17,245	197	275,823	3,439	40,326	289
Short-Term Income Account	3,723,461	9,132	653,966	1,643	517,857	1,306	3,859,570	9,469
SmallCap Growth Account II	257,602	1,742	15,785	137	273,387	2,791	—	—
SmallCap Growth Fund I	—	—	186,840	1,873	342	4	186,498	1,869
SmallCap Value Account I	207,871	2,170	19,370	220	227,241	2,860	—	—
SmallCap Value Fund	—	—	180,134	2,605	483	7	179,651	2,598

		$ 161,975		$ 71,823		$ 61,255		$ 175,822

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 540			$ —
Diversified International Account		172			(271)			—
Equity Income Account		661			(298)			—
Global Diversified Income Fund		94			—			15
Global Real Estate Securities Fund		6			—			1
Government & High Quality Bond Account		1,297			5			—
High Yield Fund		1,007			210			118
Income Account		2,260			(24)			—
Inflation Protection Fund		4			—			—
International Emerging Markets Account		23			(106)			—
LargeCap Blend Fund II		38			—			—
LargeCap Growth Account		5			551			—
LargeCap Growth Fund II		17			909			9
LargeCap Value Account III		157			(78)			—
MidCap Blend Account		72			(60)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Preferred Securities Fund		526			63			26
Principal Capital Appreciation Account		166			(10)			207
Real Estate Securities Account		39			466			—
Short-Term Income Account		196			—			—
SmallCap Growth Account II		—			912			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		2			470			—
SmallCap Value Fund		24			—			—
	$ 6,766		$ 3,279			$ 376
All dollar amounts are shown in thousands (000's)

See accompanying notes

229

Schedule of Investments SAM Conservative Growth Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.04%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 20.69%
Diversified Real Asset Fund (a)	406,308 $	4,668
Global Real Estate Securities Fund (a)	301,086	2,207
High Yield Fund (a)	625,819	4,969
LargeCap Blend Fund II (a)	695,930	6,660
LargeCap Growth Fund II (a)	918,214	7,603
MidCap Growth Fund III (a),(b)	323,195	3,435
Preferred Securities Fund (a)	225,924	2,230
SmallCap Growth Fund (a),(b)	140,489	1,148
SmallCap Growth Fund I (a),(b)	812,015	8,770
SmallCap Value Fund (a)	319,983	4,883
	$ 46,573
Principal Variable Contracts Funds, Inc. Class 1 - 79.35%
Diversified International Account (a)	2,163,843	27,135
Equity Income Account (a)	3,504,103	51,861
Government & High Quality Bond Account (a)	1,208,819	12,439
Income Account (a)	1,124,514	11,380
International Emerging Markets Account (a)	416,885	7,300
LargeCap Growth Account (a)	904,053	13,669
LargeCap Value Account III (a)	2,347,503	22,536
MidCap Blend Account (a)	253,092	9,574
Money Market Account (a)	37,009	37
Principal Capital Appreciation Account (a)	952,313	20,446
Real Estate Securities Account (a)	73,517	971
Short-Term Income Account (a)	520,136	1,306
	$ 178,654
TOTAL INVESTMENT COMPANIES	$ 225,227
Total Investments	$ 225,227
Liabilities in Excess of Other Assets, Net - (0.04)%	$ (79)
TOTAL NET ASSETS - 100.00%	$ 225,148

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 21,923
Unrealized Depreciation	(3,915)
Net Unrealized Appreciation (Depreciation)	$ 18,008
Cost for federal income tax purposes	$ 207,219
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	67 .30%
International Equity Funds	16 .27%
Fixed Income Funds	14.39%
Specialty Funds	2 .07%
Liabilities in Excess of Other Assets, Net	(0 .03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

230

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,183,357	$ 18,471	71,880	$ 799	1,255,237	$ 15,039	—	$ —
Diversified International Account	1,655,976	23,950	688,563	8,043	180,696	2,056	2,163,843	28,888
Diversified Real Asset Fund	—	—	407,803	4,556	1,495	17	406,308	4,539
Equity Income Account	2,651,881	30,539	1,175,260	16,711	323,038	4,346	3,504,103	42,685
Global Real Estate Securities Fund	—	—	301,086	2,207	—	—	301,086	2,207
Government & High Quality Bond	1,156,658	11,248	162,777	1,685	110,616	1,164	1,208,819	11,781
Account
High Yield Fund	802,111	5,744	109,145	862	285,437	2,294	625,819	4,422
Income Account	960,102	8,981	312,643	3,232	148,231	1,547	1,124,514	10,687
International Emerging Markets	458,659	8,252	26,136	418	67,910	1,010	416,885	7,233
Account
LargeCap Blend Fund II	—	—	700,702	6,543	4,772	46	695,930	6,497
LargeCap Growth Account	1,890,772	20,892	60,762	791	1,047,481	14,454	904,053	9,092
LargeCap Growth Fund II	3,312,816	25,833	104,093	775	2,498,695	19,569	918,214	5,523
LargeCap Value Account III	1,502,635	12,975	1,656,884	15,404	812,016	7,422	2,347,503	20,527
MidCap Blend Account	373,107	12,184	18,330	632	138,345	4,690	253,092	8,087
MidCap Growth Fund III	—	—	326,954	3,259	3,759	40	323,195	3,221
Money Market Account	1,031,135	1,031	20,547	21	1,014,673	1,015	37,009	37
Preferred Securities Fund	443,422	3,804	48,861	471	266,359	2,600	225,924	1,766
Principal Capital Appreciation	694,667	9,353	342,954	6,757	85,308	1,709	952,313	14,560
Account
Real Estate Securities Account	638,675	9,644	28,803	363	593,961	7,456	73,517	582
Short-Term Income Account	473,952	1,175	46,184	117	—	—	520,136	1,292
SmallCap Growth Account II	529,976	2,884	19,933	176	549,909	5,755	—	—
SmallCap Growth Fund	—	—	140,489	1,084	—	—	140,489	1,084
SmallCap Growth Fund I	—	—	818,041	8,428	6,026	66	812,015	8,362
SmallCap Value Account I	443,615	6,529	14,613	166	458,228	5,871	—	—
SmallCap Value Fund	—	—	322,592	4,754	2,609	40	319,983	4,714

		$ 213,489		$ 88,254		$ 98,206		$ 197,786

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (4,231)			$ —
Diversified International Account		373			(1,049)			—
Diversified Real Asset Fund		22			—			1
Equity Income Account		1,535			(219)			—
Global Real Estate Securities Fund		18			—			2
Government & High Quality Bond Account		421			12			—
High Yield Fund		557			110			73
Income Account		690			21			—
International Emerging Markets Account		48			(427)			—
LargeCap Blend Fund II		54			—			—
LargeCap Growth Account		8			1,863			—
LargeCap Growth Fund II		65			(1,516)			37
LargeCap Value Account III		400			(430)			—
MidCap Blend Account		225			(39)			—
MidCap Growth Fund III		—			2			—
Money Market Account		—			—			—
Preferred Securities Fund		236			91			9
Principal Capital Appreciation Account		291			159			350
Real Estate Securities Account		92			(1,969)			—
Short-Term Income Account		27			—			—
SmallCap Growth Account II		—			2,695			—
SmallCap Growth Fund		—			—			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		10			(824)			—
SmallCap Value Fund		43			—			—
	$ 5,115		$ (5,751)			$ 472
All dollar amounts are shown in thousands (000's)

See accompanying notes

231

Schedule of Investments SAM Flexible Income Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.20%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 22.48%
Global Diversified Income Fund (a)	932,357 $	12,316
Global Real Estate Securities Fund (a)	288,883	2,118
High Yield Fund (a)	1,416,699	11,249
LargeCap Blend Fund II (a)	314,731	3,012
LargeCap Growth Fund II (a)	249,435	2,065
Preferred Securities Fund (a)	1,324,246	13,070
SmallCap Growth Fund I (a),(b)	63,723	688
SmallCap Value Fund (a)	86,822	1,325
	$ 45,843
Principal Variable Contracts Funds, Inc. Class 1 - 77.72%
Diversified International Account (a)	505,236	6,336
Equity Income Account (a)	1,287,685	19,058
Government & High Quality Bond Account (a)	4,694,825	48,310
Income Account (a)	4,708,069	47,646
International Emerging Markets Account (a)	122,213	2,140
LargeCap Growth Account (a)	135,731	2,052
LargeCap Value Account III (a)	770,384	7,396
MidCap Blend Account (a)	83,779	3,169
Principal Capital Appreciation Account (a)	135,368	2,906
Real Estate Securities Account (a)	252,870	3,340
Short-Term Income Account (a)	6,423,483	16,123
	$ 158,476
TOTAL INVESTMENT COMPANIES	$ 204,319
Total Investments	$ 204,319
Liabilities in Excess of Other Assets, Net - (0.20)%	$ (408)
TOTAL NET ASSETS - 100.00%	$ 203,911

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 13,061
Unrealized Depreciation	(363)
Net Unrealized Appreciation (Depreciation)	$ 12,698
Cost for federal income tax purposes	$ 191,621
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	72 .92%
Domestic Equity Funds	22 .08%
International Equity Funds	5 .20%
Liabilities in Excess of Other Assets, Net	(0 .20)%
TOTAL NET ASSETS	100.00%

See accompanying notes

232

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	384,989	$ 4,316	67,556	$ 724	452,545	$ 5,421	—	$ —
Diversified International Account	445,524	5,517	313,599	3,431	253,887	3,090	505,236	5,066
Equity Income Account	648,590	7,227	716,660	10,086	77,565	1,084	1,287,685	16,206
Global Diversified Income Fund	—	—	946,108	12,638	13,751	181	932,357	12,453
Global Real Estate Securities Fund	—	—	290,696	2,096	1,813	13	288,883	2,083
Government & High Quality Bond	4,565,653	45,949	876,418	9,090	747,246	7,825	4,694,825	47,186
Account
High Yield Fund	1,827,563	12,552	488,854	3,838	899,718	7,274	1,416,699	9,477
Income Account	4,097,535	39,737	1,133,740	11,721	523,206	5,433	4,708,069	45,966
International Emerging Markets	125,088	1,269	16,816	239	19,691	306	122,213	1,189
Account
LargeCap Blend Fund II	—	—	319,380	2,976	4,649	44	314,731	2,933
LargeCap Growth Account	541,330	5,117	100,651	1,262	506,250	7,111	135,731	1,143
LargeCap Growth Fund II	970,083	6,630	163,620	1,168	884,268	6,927	249,435	1,305
LargeCap Value Account III	693,261	5,372	562,357	5,049	485,234	4,495	770,384	5,956
MidCap Blend Account	132,696	3,841	18,884	610	67,801	2,284	83,779	2,207
Money Market Account	181,288	181	—	—	181,288	181	—	—
Preferred Securities Fund	1,215,443	8,382	240,877	2,320	132,074	1,263	1,324,246	9,422
Principal Capital Appreciation	96,065	1,194	52,225	1,056	12,922	263	135,368	2,014
Account
Real Estate Securities Account	189,180	1,779	112,603	1,460	48,913	595	252,870	2,615
Short-Term Income Account	6,484,017	15,806	1,204,841	3,029	1,265,375	3,202	6,423,483	15,648
SmallCap Growth Account II	147,084	765	22,481	195	169,565	1,724	—	—
SmallCap Growth Fund I	—	—	63,723	639	—	1	63,723	638
SmallCap Value Account I	117,721	1,148	33,513	377	151,234	1,912	—	—
SmallCap Value Fund	—	—	87,069	1,258	247	4	86,822	1,254

		$ 166,782		$ 75,262		$ 60,633		$ 184,761

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 381			$ —
Diversified International Account		90			(792)			—
Equity Income Account		547			(23)			—
Global Diversified Income Fund		192			(4)			30
Global Real Estate Securities Fund		17			—			3
Government & High Quality Bond Account		1,666			(28)			—
High Yield Fund		1,346			361			169
Income Account		3,096			(59)			—
International Emerging Markets Account		14			(13)			—
LargeCap Blend Fund II		24			1			—
LargeCap Growth Account		1			1,875			—
LargeCap Growth Fund II		18			434			10
LargeCap Value Account III		138			30			—
MidCap Blend Account		74			40			—
Money Market Account		—			—			—
Preferred Securities Fund		838			(17)			48
Principal Capital Appreciation Account		41			27			49
Real Estate Securities Account		83			(29)			—
Short-Term Income Account		340			15			—
SmallCap Growth Account II		—			764			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		2			387			—
SmallCap Value Fund		12			—			—
	$ 8,539		$ 3,350			$ 309
All dollar amounts are shown in thousands (000's)

See accompanying notes

233

Schedule of Investments SAM Strategic Growth Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.07%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 22.96%
Global Real Estate Securities Fund (a)	407,284 $	2,985
LargeCap Blend Fund II (a)	781,418	7,478
LargeCap Growth Fund II (a)	729,589	6,041
MidCap Growth Fund III (a),(b)	517,662	5,503
SmallCap Growth Fund I (a),(b)	682,589	7,372
SmallCap Value Fund (a)	254,840	3,889
SmallCap Value Fund II (a)	158,315	1,529
	$ 34,797
Principal Variable Contracts Funds, Inc. Class 1 - 77.11%
Diversified International Account (a)	1,647,428	20,659
Equity Income Account (a)	2,360,565	34,937
Government & High Quality Bond Account (a)	69,702	717
International Emerging Markets Account (a)	410,310	7,185
LargeCap Growth Account (a)	803,188	12,144
LargeCap Value Account III (a)	1,354,676	13,005
MidCap Blend Account (a)	189,621	7,173
Principal Capital Appreciation Account (a)	929,403	19,954
Real Estate Securities Account (a)	83,926	1,109
Short-Term Income Account (a)	142	—
	$ 116,883
TOTAL INVESTMENT COMPANIES	$ 151,680
Total Investments	$ 151,680
Liabilities in Excess of Other Assets, Net - (0.07)%	$ (110)
TOTAL NET ASSETS - 100.00%	$ 151,570

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 15,233
Unrealized Depreciation	(2,906)
Net Unrealized Appreciation (Depreciation)	$ 12,327
Cost for federal income tax purposes	$ 139,353
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	79 .26%
International Equity Funds	20 .34%
Fixed Income Funds	0 .47%
Liabilities in Excess of Other Assets, Net	(0 .07)%
TOTAL NET ASSETS	100.00%

See accompanying notes

234

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,015,097	$ 14,864	92,252	$ 1,039	1,107,349	$ 13,269	—	$ —
Diversified International Account	1,132,770	16,292	598,569	6,972	83,911	929	1,647,428	21,665
Equity Income Account	1,688,331	20,600	800,368	11,375	128,134	1,700	2,360,565	29,992
Global Real Estate Securities Fund	—	—	407,665	2,937	381	3	407,284	2,934
Government & High Quality Bond	—	—	69,921	744	219	2	69,702	742
Account
High Yield Fund	767,577	5,588	82,092	646	849,669	6,893	—	—
International Emerging Markets	322,801	5,131	125,136	2,110	37,627	551	410,310	6,458
Account
LargeCap Blend Fund II	—	—	783,903	7,217	2,485	23	781,418	7,194
LargeCap Growth Account	1,208,655	13,256	127,492	1,776	532,959	7,280	803,188	8,623
LargeCap Growth Fund II	2,114,170	16,495	95,692	719	1,480,273	11,629	729,589	4,480
LargeCap Value Account III	1,167,780	9,806	1,066,087	9,865	879,191	8,175	1,354,676	11,269
MidCap Blend Account	250,423	8,012	21,441	745	82,243	2,770	189,621	5,939
MidCap Growth Fund III	—	—	518,283	5,280	621	6	517,662	5,274
Money Market Account	368,039	368	—	—	368,039	368	—	—
Principal Capital Appreciation	472,101	6,318	486,455	9,887	29,153	556	929,403	15,628
Account
Real Estate Securities Account	426,320	5,936	31,651	397	374,045	4,679	83,926	640
Short-Term Income Account	158,601	394	183	—	158,642	398	142	—
SmallCap Growth Account II	397,276	2,371	18,788	171	416,064	4,380	—	—
SmallCap Growth Fund I	—	—	683,344	7,055	755	8	682,589	7,047
SmallCap Value Account I	318,124	4,445	19,099	224	337,223	4,315	—	—
SmallCap Value Fund	—	—	255,042	3,761	202	3	254,840	3,758
SmallCap Value Fund II	—	—	158,603	1,430	288	3	158,315	1,427

		$ 129,876		$ 74,350		$ 67,940		$ 133,070

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (2,634)			$ —
Diversified International Account		275			(670)			—
Equity Income Account		988			(283)			—
Global Real Estate Securities Fund		21			—			3
Government & High Quality Bond Account		19			—			—
High Yield Fund		441			659			—
International Emerging Markets Account		42			(232)			—
LargeCap Blend Fund II		59			—			—
LargeCap Growth Account		7			871			—
LargeCap Growth Fund II		51			(1,105)			34
LargeCap Value Account III		239			(227)			—
MidCap Blend Account		165			(48)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Principal Capital Appreciation Account		265			(21)			328
Real Estate Securities Account		78			(1,014)			—
Short-Term Income Account		—			4			—
SmallCap Growth Account II		—			1,838			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		8			(354)			—
SmallCap Value Fund		34			—			—
SmallCap Value Fund II		6			—			—
	$ 2,698		$ (3,216)			$ 365
All dollar amounts are shown in thousands (000's)

See accompanying notes

235

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 92.84%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Aerospace & Defense - 0.54%			Beverages - 1.01%
Boeing Co/The			Anheuser-Busch InBev Worldwide Inc
1.88%, 11/20/2012	$ 800	$ 814	2.50%, 3/26/2013	$ 1,000	$ 1,023
General Dynamics Corp			PepsiCo Inc/NC
1.80%, 7/15/2011	400	404	3.10%, 1/15/2015	1,200	1,252
		$ 1,218			$ 2,275
Automobile Asset Backed Securities - 0.26%			Chemicals - 4.68%
Ford Credit Auto Lease Trust			Air Products & Chemicals Inc
1.04%, 3/15/2013(a)	116	116	4.15%, 2/1/2013	200	210
Ford Credit Auto Owner Trust			Airgas Inc
3.96%, 4/15/2012	142	143	3.25%, 10/1/2015	3,000	2,963
5.47%, 9/15/2012(b)	200	205	Dow Chemical Co/The
Nissan Auto Receivables Owner Trust			7.60%, 5/15/2014	1,750	2,018
4.28%, 7/15/2013	120	122	EI du Pont de Nemours & Co
		$ 586	3.25%, 1/15/2015	625	649
Automobile Floor Plan Asset Backed Securities - 0.09%			5.00%, 7/15/2013	500	547
Nissan Master Owner Trust Receivables			PPG Industries Inc
1.41%, 1/15/2015(a),(b)	200	202	5.75%, 3/15/2013	2,000	2,171
			Praxair Inc
Banks - 17.72%			1.75%, 11/15/2012	2,000	2,026
American Express Bank FSB					$ 10,584
5.50%, 4/16/2013	2,000	2,156	Commercial Services - 0.97%
Bank of America Corp			Western Union Co/The
4.50%, 4/1/2015	1,750	1,779	5.40%, 11/17/2011	800	831
6.25%, 4/15/2012	250	263	Yale University
Bank of New York Mellon Corp/The			2.90%, 10/15/2014	1,330	1,372
2.95%, 6/18/2015	3,060	3,099			$ 2,203
Barclays Bank PLC			Computers - 2.57%
2.50%, 1/23/2013	2,125	2,160	Hewlett-Packard Co
Citigroup Inc			1.25%, 9/13/2013	3,500	3,500
5.50%, 8/27/2012	700	742	4.25%, 2/24/2012	750	779
5.50%, 4/11/2013	450	479	International Business Machines Corp
6.00%, 12/13/2013	2,000	2,185	2.10%, 5/6/2013	1,500	1,536
6.50%, 8/19/2013	1,000	1,098			$ 5,815
Commonwealth Bank of Australia			Diversified Financial Services - 14.12%
3.75%, 10/15/2014(a)	1,750	1,815	American Express Credit Corp
Goldman Sachs Group Inc/The			2.75%, 9/15/2015	1,000	984
3.70%, 8/1/2015	1,000	1,019	5.88%, 5/2/2013	1,000	1,087
5.25%, 10/15/2013	1,000	1,082	American Honda Finance Corp
6.00%, 5/1/2014	1,300	1,432	1.63%, 9/20/2013(a)	1,500	1,503
6.88%, 1/15/2011	525	526	2.38%, 3/18/2013(a)	900	915
JP Morgan Chase & Co			4.63%, 4/2/2013(a)	1,000	1,065
2.20%, 6/15/2012	1,000	1,023	BlackRock Inc
3.70%, 1/20/2015	2,400	2,484	2.25%, 12/10/2012	3,000	3,068
5.38%, 10/1/2012	750	805	Caterpillar Financial Services Corp
5.60%, 6/1/2011	600	613	4.85%, 12/7/2012	325	349
Morgan Stanley			Countrywide Financial Corp
1.95%, 6/20/2012	500	510	5.80%, 6/7/2012	975	1,026
3.45%, 11/2/2015	500	488	ERAC USA Finance LLC
5.63%, 1/9/2012	500	522	2.75%, 7/1/2013(a)	2,750	2,799
6.00%, 5/13/2014	1,500	1,621	5.60%, 5/1/2015(a)	750	818
6.00%, 4/28/2015	500	542	5.80%, 10/15/2012(a)	500	536
PNC Funding Corp			FMR LLC
3.00%, 5/19/2014	550	560	4.75%, 3/1/2013(a)	3,000	3,151
Regions Bank/Birmingham AL			Franklin Resources Inc
3.25%, 12/9/2011	500	513	2.00%, 5/20/2013	2,500	2,534
Santander US Debt SA Unipersonal			General Electric Capital Corp
2.49%, 1/18/2013(a)	1,250	1,210	2.80%, 1/8/2013	850	869
US Bancorp			3.50%, 6/29/2015	500	509
1.38%, 9/13/2013	2,000	1,999	3.75%, 11/14/2014	765	791
2.00%, 6/14/2013	750	761	4.80%, 5/1/2013	150	160
Wachovia Corp			5.25%, 10/19/2012	675	721
5.35%, 3/15/2011	350	353	5.72%, 8/22/2011	800	822
Wells Fargo & Co			Jefferies Group Inc
3.63%, 4/15/2015	1,350	1,400	5.88%, 6/8/2014	1,500	1,613
4.38%, 1/31/2013	750	794	John Deere Capital Corp
Westpac Banking Corp			4.95%, 12/17/2012	775	836
2.25%, 11/19/2012	2,000	2,046	MassMutual Global Funding II
3.00%, 8/4/2015	2,000	2,010	2.30%, 9/28/2015(a)	1,500	1,463
		$ 40,089

See accompanying notes

236

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Diversified Financial Services (continued)			Home Equity Asset Backed Securities (continued)
PACCAR Financial Corp			Residential Asset Securities Corp (continued)
1.95%, 12/17/2012	$ 1,000 $	1,018	4.59%, 8/25/2031	$ 46 $	45
2.05%, 6/17/2013	2,500	2,544		$ 4,993
Toyota Motor Credit Corp			Insurance - 5.23%
3.20%, 6/17/2015	750	775	Aspen Insurance Holdings Ltd
	$ 31,956		6.00%, 8/15/2014	200	212
Electric - 3.17%			Berkshire Hathaway Inc
Commonwealth Edison Co			0.83%, 2/11/2013(b)	1,100	1,106
5.40%, 12/15/2011	750	782	2.13%, 2/11/2013	1,250	1,277
7.50%, 7/1/2013	250	285	3.20%, 2/11/2015	550	568
Duke Energy Ohio Inc			Fidelity National Financial Inc
2.10%, 6/15/2013	2,000	2,039	7.30%, 8/15/2011	600	617
LG&E and KU Energy LLC			MetLife Inc
2.13%, 11/15/2015(a)	500	480	2.38%, 2/6/2014	1,500	1,507
Nisource Finance Corp			Metropolitan Life Global Funding I
6.15%, 3/1/2013	500	545	2.50%, 1/11/2013(a)	725	741
Oncor Electric Delivery Co LLC			2.88%, 9/17/2012(a)	250	256
5.95%, 9/1/2013	1,250	1,384	5.13%, 6/10/2014(a)	750	816
6.38%, 5/1/2012	750	798	New York Life Global Funding
Virginia Electric and Power Co			2.25%, 12/14/2012(a)	750	768
5.10%, 11/30/2012	800	860	3.00%, 5/4/2015(a)	750	766
	$ 7,173		4.65%, 5/9/2013(a)	1,000	1,075
Electronics - 0.76%			5.25%, 10/16/2012(a)	750	807
Thermo Fisher Scientific Inc			Prudential Financial Inc
2.15%, 12/28/2012	1,680	1,709	3.63%, 9/17/2012	750	778
			5.15%, 1/15/2013	500	533
Environmental Control - 0.22%				$ 11,827
Allied Waste North America Inc			Iron & Steel - 0.58%
5.75%, 2/15/2011	500	502	Nucor Corp
			5.00%, 12/1/2012	1,230	1,319
Finance - Mortgage Loan/Banker - 2.22%
Fannie Mae			Manufactured Housing Asset Backed Securities - 0.04%
1.38%, 4/28/2011	5,000	5,019	Green Tree Financial Corp
			7.70%, 9/15/2026(c)	65	61
Food - 1.06%			Mid-State Trust
Corn Products International Inc			8.33%, 4/1/2030(c)	35	36
3.20%, 11/1/2015	1,500	1,505		$ 97
General Mills Inc			Media - 1.08%
8.02%, 2/5/2013	350	394	DirecTV Holdings LLC / DirecTV Financing Co
Sara Lee Corp			Inc
2.75%, 9/15/2015	500	495	6.38%, 6/15/2015	1,350	1,396
	$ 2,394		Time Warner Cable Inc
Gas - 0.47%			5.40%, 7/2/2012	500	531
Florida Gas Transmission Co LLC			Walt Disney Co/The
4.00%, 7/15/2015(a)	500	516	4.70%, 12/1/2012	475	509
Sempra Energy				$ 2,436
6.00%, 2/1/2013	500	542	Mining - 1.10%
	$ 1,058		Anglo American Capital PLC
Healthcare - Services - 0.19%			2.15%, 9/27/2013(a)	1,500	1,513
UnitedHealth Group Inc			Rio Tinto Finance USA Ltd
4.88%, 2/15/2013	400	426	1.88%, 11/2/2015	500	481
			Vulcan Materials Co
Home Equity Asset Backed Securities - 2.21%			5.60%, 11/30/2012	475	502
ACE Securities Corp				$ 2,496
0.60%, 5/25/2035(b)	1,091	1,009	Miscellaneous Manufacturing - 0.90%
0.71%, 4/25/2035(b)	997	982	Cargill Inc
Aegis Asset Backed Securities Trust			5.20%, 1/22/2013(a)	1,500	1,618
0.74%, 3/25/2035(b)	853	844	Honeywell International Inc
Bayview Financial Acquisition Trust			4.25%, 3/1/2013	400	428
6.04%, 11/28/2036	928	955		$ 2,046
Home Equity Asset Trust			Mortgage Backed Securities - 9.25%
0.69%, 10/25/2035(b)	335	333	Adjustable Rate Mortgage Trust
Mastr Asset Backed Securities Trust			0.83%, 2/25/2035(b)	22	20
0.32%, 11/25/2036(b)	20	20	1.06%, 3/25/2035(b)	347	345
New Century Home Equity Loan Trust			Banc of America Alternative Loan Trust
4.76%, 11/25/2033	77	75	5.00%, 12/25/2018	776	796
Residential Asset Securities Corp			Banc of America Funding Corp
4.47%, 3/25/2032	745	730	0.34%, 7/20/2036(b)	190	189

See accompanying notes

237

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas - 3.04%
Banc of America Mortgage Securities Inc			Apache Corp
4.75%, 2/25/2035	$ 347 $	351	6.25%, 4/15/2012	$ 600 $	639
5.00%, 2/25/2020	573	578	BP Capital Markets PLC
5.00%, 8/25/2020	248	254	3.13%, 10/1/2015	1,000	999
5.00%, 5/25/2034	396	396	3.63%, 5/8/2014	1,500	1,546
5.25%, 10/25/2034	289	292	5.25%, 11/7/2013	2,000	2,146
BCAP LLC Trust			Shell International Finance BV
5.25%, 6/26/2037(a)	436	437	3.10%, 6/28/2015	750	770
Bear Stearns Alt-A Trust			Total Capital SA
0.54%, 7/25/2035(b)	16	8	3.00%, 6/24/2015	750	766
Bear Stearns Commercial Mortgage Securities				$ 6,866
7.00%, 5/20/2030	152	159	Oil & Gas Services - 0.39%
Chase Mortgage Finance Corp			Smith International Inc
5.00%, 3/25/2018	300	299	8.63%, 3/15/2014	750	889
5.50%, 5/25/2035	164	168
Citicorp Mortgage Securities Inc			Other Asset Backed Securities - 2.79%
4.50%, 9/25/2034(b)	389	390	Carrington Mortgage Loan Trust
5.25%, 2/25/2035	431	438	0.54%, 12/25/2035(b)	500	466
Countrywide Alternative Loan Trust			Countrywide Asset-Backed Certificates
6.00%, 2/25/2017	299	304	0.33%, 5/25/2028(b)	285	280
Countrywide Asset-Backed Certificates			0.66%, 8/25/2034(b)	1,602	1,575
0.54%, 11/25/2035(b)	12	11	0.91%, 12/25/2034(b)	1,937	1,899
Countrywide Home Loan Mortgage Pass Through			First Franklin Mortgage Loan Asset Backed
Trust			Certificates
4.50%, 8/25/2033	341	343	0.54%, 10/25/2035(b)	1,770	1,730
4.75%, 1/25/2019	489	495	Green Tree Home Improvement Loan Trust
4.75%, 1/25/2019	498	493	7.45%, 9/15/2025(c)	6	5
5.00%, 11/25/2018	827	847	Marriott Vacation Club Owner Trust
5.00%, 9/25/2019	444	458	5.81%, 10/20/2029(a)	65	68
5.00%, 6/25/2034	501	510	Merrill Lynch First Franklin Mortgage Loan Trust
5.00%, 8/25/2034	379	382	0.96%, 10/25/2037(b)	293	287
5.25%, 10/25/2034	838	834		$ 6,310
Fannie Mae			Pharmaceuticals - 2.46%
0.56%, 2/25/2032(b)	45	45	Abbott Laboratories
5.00%, 11/25/2035	236	251	2.70%, 5/27/2015	1,500	1,529
6.00%, 2/25/2031	1,397	1,427	5.15%, 11/30/2012	500	541
Freddie Mac			Novartis Capital Corp
0.66%, 7/15/2023(b)	218	218	1.90%, 4/24/2013	1,400	1,422
0.71%, 6/15/2023(b)	48	49	2.90%, 4/24/2015	500	514
4.50%, 5/15/2030	44	44	Pfizer Inc
6.00%, 9/15/2029	421	430	4.45%, 3/15/2012	1,500	1,565
Ginnie Mae				$ 5,571
4.50%, 8/20/2032	154	162	Pipelines - 1.26%
GMAC Mortgage Corp Loan Trust			Enterprise Products Operating LLC
5.25%, 7/25/2034	153	158	3.70%, 6/1/2015	1,250	1,289
GSR Mortgage Loan Trust			Plains All American Pipeline LP / PAA Finance
5.00%, 8/25/2019	582	599	Corp
Mastr Adjustable Rate Mortgages Trust			3.95%, 9/15/2015	1,500	1,550
0.70%, 8/25/2034(b)	406	400
				$ 2,839
MASTR Alternative Loans Trust
5.00%, 9/25/2019	1,388	1,398	Publicly Traded Investment Fund - 0.45%
			CDP Financial Inc
MASTR Asset Securitization Trust			3.00%, 11/25/2014(a)	1,000	1,016
0.76%, 1/25/2034(b)	188	185
5.25%, 12/25/2033	3,040	3,140
Residential Accredit Loans Inc			Real Estate - 1.64%
			WCI Finance LLC / WEA Finance LLC
5.00%, 3/25/2019	496	499	5.40%, 10/1/2012(a)	2,500	2,650
6.00%, 11/25/2032	197	199	WT Finance Aust Pty Ltd / Westfield Capital /
Structured Asset Securities Corp			WEA Finance LLC
4.50%, 2/25/2033	153	157	5.13%, 11/15/2014(a)	1,000	1,063
WaMu Mortgage Pass Through Certificates
0.51%, 11/25/2045(b)	6	6		$ 3,713
Wells Fargo Mortgage Backed Securities Trust			REITS - 6.94%
4.50%, 8/25/2018	379	392	Arden Realty LP
4.75%, 11/25/2018	296	306	5.25%, 3/1/2015	500	526
4.75%, 12/25/2018	241	243	AvalonBay Communities Inc
5.00%, 11/25/2020	87	90	5.50%, 1/15/2012	2,750	2,862
5.50%, 5/25/2035	630	634	Duke Realty LP
5.75%, 10/25/2036(b)	108	108	6.25%, 5/15/2013	750	806
			ERP Operating LP
	$ 20,937		5.50%, 10/1/2012	700	747

See accompanying notes

238

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
BONDS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
REITS (continued)			Federal National Mortgage Association (FNMA) (continued)
ERP Operating LP (continued)			3.05%, 11/1/2022(b),(e)	$ 1	$ 1
6.63%, 3/15/2012	$ 2,000	$ 2,127	4.00%, 3/1/2011(e)	13	13
Health Care REIT Inc			4.00%, 5/1/2019(e)	347	361
5.88%, 5/15/2015	1,000	1,090	4.39%, 1/1/2019(b),(e)	1	1
6.00%, 11/15/2013	2,500	2,737	4.50%, 5/1/2011(e)	21	21
Healthcare Realty Trust Inc			4.50%, 7/1/2011(e)	47	47
5.13%, 4/1/2014	1,250	1,309	4.58%, 11/1/2035(b),(e)	6	6
Nationwide Health Properties Inc			5.61%, 4/1/2019(b),(e)	3	3
6.25%, 2/1/2013	2,500	2,682	6.50%, 1/1/2014(e)	12	13
6.50%, 7/15/2011	800	822	6.50%, 1/1/2014(e)	11	12
		$ 15,708	8.00%, 5/1/2027(e)	59	67
Retail - 1.11%			8.50%, 11/1/2017(e)	6	7
Wal-Mart Stores Inc					$ 1,376
1.50%, 10/25/2015	1,000	958	Government National Mortgage Association (GNMA) - 0.04%
2.88%, 4/1/2015	1,000	1,026	9.00%, 12/15/2020	6	6
3.20%, 5/15/2014	500	523	9.00%, 4/20/2025	1	1
		$ 2,507	10.00%, 9/15/2018	4	5
Savings & Loans - 0.00%			10.00%, 9/15/2018	4	4
Washington Mutual Bank / Henderson NV			10.00%, 2/15/2019	29	33
0.00%, 1/15/2013(d)	200	—	10.00%, 5/15/2020	13	15
			10.00%, 6/15/2020	9	11
Software - 0.42%			10.00%, 12/15/2020	1	1
Microsoft Corp			10.00%, 2/15/2025	4	5
2.95%, 6/1/2014	500	521	10.00%, 4/15/2025	1	1
Oracle Corp			11.00%, 12/15/2015	1	2
3.75%, 7/8/2014	400	425	11.00%, 12/15/2015	3	3
		$ 946			$ 87
Student Loan Asset Backed Securities - 0.25%			U.S. Treasury - 0.18%
SLM Student Loan Trust			1.00%, 12/31/2011(f)	396	399
1.60%, 10/25/2016(b)	566	573
			U.S. Treasury Bill - 0.00%
Telecommunications - 1.24%			0.33%, 2/10/2011(f),(g)	10	10
AT&T Inc
2.50%, 8/15/2015	1,000	997	TOTAL U.S. GOVERNMENT &
4.95%, 1/15/2013	475	509	GOVERNMENT AGENCY OBLIGATIONS		$ 3,708
Verizon New Jersey Inc				Maturity
5.88%, 1/17/2012	1,250	1,309		Amount
		$ 2,815	REPURCHASE AGREEMENTS - 1.86%	(000's)	Value (000's)
Textiles - 0.22%			Banks - 1.86%
Mohawk Industries Inc			Investment in Joint Trading Account; Credit Suisse $	1,513	$ 1,513
7.20%, 4/15/2012	475	503	Repurchase Agreement; 0.15% dated
			12/31/10 maturing 01/03/11 (collateralized by
Transportation - 0.19%			US Treasury Note; $1,543,556; 2.25%; dated
United Parcel Service Inc			01/31/15)
4.50%, 1/15/2013	400	428	Investment in Joint Trading Account; Deutsche	432	432
			Bank Repurchase Agreement; 0.22% dated
TOTAL BONDS		$ 210,044	12/31/10 maturing 01/03/11 (collateralized by
	Principal		Sovereign Agency Issues; $441,016; 0.00% -
U.S. GOVERNMENT & GOVERNMENT	Amount		3.00%; dated 09/16/14 - 10/15/20)
AGENCY OBLIGATIONS - 1.64%	(000's)	Value (000's)	Investment in Joint Trading Account; Merrill	1,729	1,730
Federal Home Loan Mortgage Corporation (FHLMC) - 0.81%			Lynch Repurchase Agreement; 0.15% dated
2.68%, 9/1/2035(b),(e)	$ 102	$ 106	12/31/10 maturing 01/03/11 (collateralized by
2.69%, 11/1/2021(b),(e)	3	3	Sovereign Agency Issues; $1,764,063; 0.00%;
5.50%, 11/1/2017(e)	1,541	1,661	dated 04/15/15 - 01/15/21)
6.00%, 5/1/2017(e)	57	62	Investment in Joint Trading Account; Morgan	540	541
9.50%, 8/1/2016(e)	4	4	Stanley Repurchase Agreement; 0.12% dated
		$ 1,836	12/31/10 maturing 01/03/11 (collateralized by
Federal National Mortgage Association (FNMA) - 0.61%			Sovereign Agency Issues; $551,270; 1.98% -
1.92%, 4/1/2033(b),(e)	245	254	2.68%; dated 01/21/14 - 06/07/18)
2.62%, 1/1/2035(b),(e)	30	31			$ 4,216
2.63%, 2/1/2037(b),(e)	143	149	TOTAL REPURCHASE AGREEMENTS		$ 4,216
2.67%, 11/1/2032(b),(e)	19	19	Total Investments		$ 217,968
2.69%, 8/1/2034(b),(e)	49	52	Other Assets in Excess of Liabilities, Net - 3.66%		$ 8,277
2.72%, 7/1/2034(b),(e)	112	117	TOTAL NET ASSETS - 100.00%		$ 226,245
2.75%, 12/1/2033(b),(e)	34	34
2.76%, 2/1/2035(b),(e)	18	19
2.85%, 12/1/2032(b),(e)	59	61
2.88%, 1/1/2035(b),(e)	85	88

See accompanying notes

239

Schedule of Investments Short-Term Income Account December 31, 2010

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $30,183 or 13.34% of net assets.
(b)	Variable Rate. Rate shown is in effect at December 31, 2010.
(c)	Security is Illiquid
(d)	Non-Income Producing Security
(e)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $184 or 0.08% of net assets.
(g)	Rate shown is the discount rate of the original purchase.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 3,622
Unrealized Depreciation		(889)
Net Unrealized Appreciation (Depreciation)		$ 2,733
Cost for federal income tax purposes		$ 215,235
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		47 .97%
Mortgage Securities		10 .71%
Basic Materials		6 .36%
Consumer, Non-cyclical		5 .69%
Asset Backed Securities		5 .64%
Energy		4 .68%
Utilities		3 .64%
Technology		2 .99%
Industrial		2 .61%
Government		2 .40%
Communications		2 .32%
Consumer, Cyclical		1 .33%
Other Assets in Excess of Liabilities, Net		3 .66%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
US 5 Year Note; March 2011	Short	180	$ 21,538	$ 21,190	$ 348
$ 348

All dollar amounts are shown in thousands (000's)

See accompanying notes

240

Schedule of Investments SmallCap Blend Account December 31, 2010

COMMON STOCKS - 97.54%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.65%			Computers - 1.61%
Esterline Technologies Corp (a)	5,925 $	406	CACI International Inc (a)	2,690 $	144
HEICO Corp	6,880	351	Fortinet Inc (a)	7,200	233
LMI Aerospace Inc (a)	4,350	70	Manhattan Associates Inc (a)	7,070	216
Moog Inc (a)	11,840	471	Rimage Corp (a)	3,850	57
Triumph Group Inc	2,450	219	Syntel Inc	5,690	272
	$ 1,517			$ 922
Airlines - 0.91%			Consumer Products - 1.16%
Alaska Air Group Inc (a)	9,210	522	Ennis Inc	5,220	89
			Helen of Troy Ltd (a)	6,110	182
Apparel - 1.64%			Prestige Brands Holdings Inc (a)	17,850	213
Perry Ellis International Inc (a)	9,850	271	Tupperware Brands Corp	3,830	183
Steven Madden Ltd (a)	6,864	286		$ 667
Warnaco Group Inc/The (a)	6,946	382	Cosmetics & Personal Care - 0.12%
	$ 939		Inter Parfums Inc	3,720	70
Automobile Parts & Equipment - 1.02%
Dana Holding Corp (a)	16,150	278	Distribution & Wholesale - 0.17%
Tenneco Inc (a)	7,460	307	Brightpoint Inc (a)	11,020	96
	$ 585
Banks - 5.50%			Diversified Financial Services - 1.58%
CapitalSource Inc	54,920	390	Calamos Asset Management Inc	15,700	220
Chemical Financial Corp	3,900	86	Investment Technology Group Inc (a)	22,880	374
Columbia Banking System Inc	6,268	132	MarketAxess Holdings Inc	6,930	144
Community Bank System Inc	10,520	292	optionsXpress Holdings Inc	10,700	168
Community Trust Bancorp Inc	2,930	85		$ 906
East West Bancorp Inc	14,571	285	Electric - 2.35%
Financial Institutions Inc	4,056	77	Avista Corp	17,320	390
First Commonwealth Financial Corp	23,310	165	IDACORP Inc	5,670	210
First of Long Island Corp/The	2,460	71	NorthWestern Corp	11,260	324
FirstMerit Corp	15,690	311	Unisource Energy Corp	11,720	420
Lakeland Bancorp Inc	7,477	82		$ 1,344
NBT Bancorp Inc	7,650	185	Electrical Components & Equipment - 0.27%
Signature Bank/New York NY (a)	9,390	469	EnerSys (a)	4,740	152
Southwest Bancorp Inc/Stillwater OK (a)	6,290	78
Union First Market Bankshares Corp	5,290	78	Electronics - 3.67%
Webster Financial Corp	18,480	364	Benchmark Electronics Inc (a)	15,260	277
	$ 3,150		Brady Corp	9,030	295
Biotechnology - 1.87%			CTS Corp	9,980	110
Acorda Therapeutics Inc (a)	7,350	200	Daktronics Inc	6,660	106
Arqule Inc (a)	19,040	112	LaBarge Inc (a)	5,004	79
Cytokinetics Inc (a)	25,908	54	Multi-Fineline Electronix Inc (a)	5,410	143
Exelixis Inc (a)	19,570	161	OSI Systems Inc (a)	3,590	131
Human Genome Sciences Inc (a)	5,863	140	Park Electrochemical Corp	4,240	127
Incyte Corp (a)	10,840	180	Rofin-Sinar Technologies Inc (a)	7,430	263
Momenta Pharmaceuticals Inc (a)	15,031	225	Woodward Governor Co	15,220	572
	$ 1,072			$ 2,103
Chemicals - 2.59%			Engineering & Construction - 0.71%
HB Fuller Co	11,840	243	Exponent Inc (a)	2,980	112
Innophos Holdings Inc	6,080	220	MasTec Inc (a)	20,200	295
Olin Corp	20,290	416		$ 407
Sensient Technologies Corp	8,660	318	Entertainment - 0.21%
Stepan Co	1,900	145	National CineMedia Inc	6,170	123
WR Grace & Co (a)	3,990	140
	$ 1,482		Environmental Control - 0.30%
Coal - 0.69%			Tetra Tech Inc (a)	6,780	170
Cloud Peak Energy Inc (a)	17,020	395
			Food - 1.45%
Commercial Services - 5.92%			Fresh Del Monte Produce Inc	7,470	186
American Public Education Inc (a)	2,660	99	Fresh Market Inc/The (a)	7,160	295
Emergency Medical Services Corp (a)	6,200	401	TreeHouse Foods Inc (a)	6,800	348
Kenexa Corp (a)	7,563	165		$ 829
On Assignment Inc (a)	11,310	92	Forest Products & Paper - 0.78%
Parexel International Corp (a)	30,860	655	Domtar Corp	4,110	312
Rent-A-Center Inc/TX	14,980	484	PH Glatfelter Co	10,860	133
SFN Group Inc (a)	10,400	101		$ 445
Sotheby's	8,690	391	Gas - 0.54%
Steiner Leisure Ltd (a)	3,820	178	Southwest Gas Corp	8,450	310
Team Inc (a)	11,220	272
TeleTech Holdings Inc (a)	8,640	178
			Hand & Machine Tools - 0.76%
Valassis Communications Inc (a)	11,680	378	Franklin Electric Co Inc	11,120	433
	$ 3,394

See accompanying notes

241

Schedule of Investments
SmallCap Blend Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products - 1.43%			Oil & Gas (continued)
Bruker BioSciences Corp (a)	7,000 $	116	Swift Energy Co (a)	11,457 $	448
Cantel Medical Corp	7,160	168		$ 1,818
Integra LifeSciences Holdings Corp (a)	8,310	393	Oil & Gas Services - 1.67%
Orthofix International NV (a)	4,910	142	CARBO Ceramics Inc	4,710	488
	$ 819		Dril-Quip Inc (a)	2,420	188
Healthcare - Services - 2.88%			RPC Inc	15,465	280
AMERIGROUP Corp (a)	7,240	318		$ 956
Centene Corp (a)	4,750	121	Packaging & Containers - 0.50%
Ensign Group Inc/The	7,530	187	Rock-Tenn Co	5,350	289
Gentiva Health Services Inc (a)	11,134	296
Kindred Healthcare Inc (a)	15,360	282	Pharmaceuticals - 2.73%
Magellan Health Services Inc (a)	9,460	447	Array BioPharma Inc (a)	26,710	80
	$ 1,651		Catalyst Health Solutions Inc (a)	9,520	443
Insurance - 2.65%			Cornerstone Therapeutics Inc (a)	10,913	63
Delphi Financial Group Inc	9,450	273	Idenix Pharmaceuticals Inc (a)	16,560	83
Montpelier Re Holdings Ltd ADR	21,320	425	Impax Laboratories Inc (a)	6,140	123
OneBeacon Insurance Group Ltd	4,740	72	Orexigen Therapeutics Inc (a)	30,570	247
Platinum Underwriters Holdings Ltd	11,350	510	Par Pharmaceutical Cos Inc (a)	8,480	327
Primerica Inc	9,810	238	XenoPort Inc (a)	23,446	200
	$ 1,518			$ 1,566
Internet - 2.40%			Private Equity - 0.55%
Ancestry.com Inc (a)	6,375	180	American Capital Ltd (a)	42,000	318
comScore Inc (a)	7,890	176
Constant Contact Inc (a)	7,840	243	Publicly Traded Investment Fund - 0.17%
Earthlink Inc	30,300	261	THL Credit Inc	7,370	96
Liquidity Services Inc (a)	6,090	86
TIBCO Software Inc (a)	21,670	427	REITS - 7.29%
	$ 1,373		Agree Realty Corp	2,830	74
Investment Companies - 0.13%			Ashford Hospitality Trust Inc (a)	22,796	220
PennantPark Investment Corp	6,128	75	BioMed Realty Trust Inc	23,710	442
			DuPont Fabros Technology Inc	17,760	378
Iron & Steel - 0.25%			Entertainment Properties Trust	7,656	354
Schnitzer Steel Industries Inc	2,170	144	First Potomac Realty Trust	10,900	183
			Getty Realty Corp	7,490	234
Leisure Products & Services - 0.92%			Hersha Hospitality Trust	62,607	413
Polaris Industries Inc	6,770	528	Highwoods Properties Inc	9,840	313
			Kilroy Realty Corp	11,920	435
Machinery - Diversified - 2.01%			Post Properties Inc	13,160	478
Altra Holdings Inc (a)	10,690	212	PS Business Parks Inc	4,100	229
Applied Industrial Technologies Inc	8,170	265	Washington Real Estate Investment Trust	13,670	424
Chart Industries Inc (a)	9,180	310		$ 4,177
Middleby Corp (a)	2,860	242	Retail - 8.77%
NACCO Industries Inc	1,149	125	AnnTaylor Stores Corp (a)	7,410	203
	$ 1,154		Bravo Brio Restaurant Group Inc (a)	12,840	246
Metal Fabrication & Hardware - 1.08%			Childrens Place Retail Stores Inc/The (a)	4,300	214
CIRCOR International Inc	6,360	269	Coinstar Inc (a)	5,840	330
LB Foster Co (a)	3,610	148	Dillard's Inc	12,060	458
RBC Bearings Inc (a)	5,210	203	DineEquity Inc (a)	2,160	107
	$ 620		DSW Inc (a)	7,520	294
Mining - 1.03%			Einstein Noah Restaurant Group Inc	4,723	66
Hecla Mining Co (a)	32,370	364	Finish Line Inc/The	7,530	129
Kaiser Aluminum Corp	4,530	227	First Cash Financial Services Inc (a)	7,620	236
	$ 591		Jo-Ann Stores Inc (a)	9,740	587
Miscellaneous Manufacturing - 1.90%			Men's Wearhouse Inc	8,110	203
Actuant Corp	16,970	452	PF Chang's China Bistro Inc	3,950	191
Colfax Corp (a)	12,970	239	Pier 1 Imports Inc (a)	23,080	242
			Ruby Tuesday Inc (a)	36,940	482
ESCO Technologies Inc	4,850	183	Sally Beauty Holdings Inc (a)	18,590	270
Koppers Holdings Inc	6,017	215	Sonic Corp (a)	32,130	325
	$ 1,089		Texas Roadhouse Inc (a)	18,930	325
Office Furnishings - 0.88%			Vera Bradley Inc (a)	3,440	114
Steelcase Inc	47,900	506
				$ 5,022
Oil & Gas - 3.17%			Savings & Loans - 2.07%
Berry Petroleum Co	9,750	426	Danvers Bancorp Inc	4,550	80
Bill Barrett Corp (a)	6,770	278	ESSA Bancorp Inc	4,584	61
Callon Petroleum Co (a)	11,250	67	Investors Bancorp Inc (a)	13,250	174
Clayton Williams Energy Inc (a)	3,020	254	Northwest Bancshares Inc	32,940	387
Gulfport Energy Corp (a)	4,600	100	Oritani Financial Corp	14,720	180
Petroquest Energy Inc (a)	32,500	245	Provident Financial Services Inc	14,100	213

See accompanying notes

242

Schedule of Investments SmallCap Blend Account December 31, 2010

COMMON STOCKS (continued)		Shares Held Value (000's)		Maturity
Savings & Loans (continued)				Amount
United Financial Bancorp Inc	5,800 $	89	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
		$ 1,184	Banks (continued)
Semiconductors - 3.77%			Investment in Joint Trading Account; Morgan	$ 156	$ 156
Cabot Microelectronics Corp (a)	7,470	310	Stanley Repurchase Agreement; 0.12% dated
Diodes Inc (a)	12,950	349	12/31/10 maturing 01/03/11 (collateralized by
Entegris Inc (a)	54,540	407	Sovereign Agency Issues; $159,256; 1.98% -
Hittite Microwave Corp (a)	5,470	334	2.68%; dated 01/21/14 - 06/07/18)
IXYS Corp (a)	14,280	166			$ 1,218
Lattice Semiconductor Corp (a)	33,120	201	TOTAL REPURCHASE AGREEMENTS		$ 1,218
Micrel Inc	4,784	62	Total Investments		$ 57,100
Microsemi Corp (a)	10,070	231	Other Assets in Excess of Liabilities, Net - 0.33%		$ 187
Standard Microsystems Corp (a)	3,440	99	TOTAL NET ASSETS - 100.00%		$ 57,287
		$ 2,159
Software - 4.17%
ACI Worldwide Inc (a)	7,040	189	(a) Non-Income Producing Security
Acxiom Corp (a)	16,820	289
Blackbaud Inc	8,160	211
CSG Systems International Inc (a)	7,290	138
Digi International Inc (a)	9,690	108	Unrealized Appreciation (Depreciation)
MicroStrategy Inc (a)	1,940	166	The net federal income tax unrealized appreciation (depreciation) and federal tax
Omnicell Inc (a)	13,070	189	cost of investments held as of the period end were as follows:
Quest Software Inc (a)	13,380	371
SS&C Technologies Holdings Inc (a)	4,450	91	Unrealized Appreciation		$ 12,828
SYNNEX Corp (a)	9,760	305	Unrealized Depreciation		(614)
Taleo Corp (a)	12,060	333	Net Unrealized Appreciation (Depreciation)		$ 12,214
			Cost for federal income tax purposes		$ 44,886
		$ 2,390	All dollar amounts are shown in thousands (000's)
Telecommunications - 4.31%
Anaren Inc (a)	4,680	98
			Portfolio Summary (unaudited)
Arris Group Inc (a)	21,729	244
			Sector		Percent
Consolidated Communications Holdings Inc	13,570	262	Financial		22 .07%
InterDigital Inc	7,270	303	Consumer, Non-cyclical		17 .56%
LogMeIn Inc (a)	3,843	170
PAETEC Holding Corp (a)	36,140	135	Industrial		16 .19%
			Consumer, Cyclical		14 .52%
Plantronics Inc	10,300	383	Technology		9 .55%
Polycom Inc (a)	6,880	268
Premiere Global Services Inc (a)	16,530	112	Communications		6 .71%
RF Micro Devices Inc (a)	56,250	414	Energy		5 .53%
Symmetricom Inc (a)	11,010	78	Basic Materials		4 .65%
			Utilities		2 .89%
		$ 2,467	Other Assets in Excess of Liabilities, Net		0 .33%
Transportation - 2.34%			TOTAL NET ASSETS		100.00%
Atlas Air Worldwide Holdings Inc (a)	4,710	263
Bristow Group Inc (a)	6,670	316
Celadon Group Inc (a)	6,880	102
Heartland Express Inc	18,960	303
HUB Group Inc (a)	10,106	355
		$ 1,339
TOTAL COMMON STOCKS		$ 55,882
	Maturity
	Amount
REPURCHASE AGREEMENTS - 2.13%	(000's)	Value (000's)
Banks - 2.13%
Investment in Joint Trading Account; Credit Suisse $	437	$ 437
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $445,914; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	125	125
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $127,404; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	500	500
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $509,616; 0.00%;
dated 04/15/15 - 01/15/21)

See accompanying notes

243

Schedule of Investments
SmallCap Blend Account
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2011	Long	9 $	689	$ 704	$ 15
					$ 15
All dollar amounts are shown in thousands (000's)

See accompanying notes

244

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS - 89.63%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.12%			Banks (continued)
APAC Customer Services Inc (a)	1,314 $	8	SY Bancorp Inc	73 $	2
Harte-Hanks Inc	973	13	Texas Capital Bancshares Inc (a)	12,763	271
Marchex Inc	5,574	53	Trustco Bank Corp NY	159	1
	$ 74		Walker & Dunlop Inc (a)	10,662	108
Aerospace & Defense - 1.27%			Westamerica Bancorporation	329	18
Aerovironment Inc (a)	376	10		$ 1,205
Astronics Corp (a)	359	8	Beverages - 0.07%
Cubic Corp	279	13	Boston Beer Co Inc (a)	222	21
Esterline Technologies Corp (a)	4,317	296	Coca-Cola Bottling Co Consolidated	173	10
GenCorp Inc (a)	146	1	Peet's Coffee & Tea Inc (a)	301	12
HEICO Corp	809	41		$ 43
Kaman Corp	561	16	Biotechnology - 1.79%
National Presto Industries Inc	127	17	3SBio Inc ADR(a)	11,703	178
Teledyne Technologies Inc (a)	273	12	Acorda Therapeutics Inc (a)	989	27
Triumph Group Inc	3,858	345	Alnylam Pharmaceuticals Inc (a)	1,474	15
	$ 759		AMAG Pharmaceuticals Inc (a)	850	15
Agriculture - 0.03%			Ariad Pharmaceuticals Inc (a)	2,814	14
Cadiz Inc (a)	550	7	Arqule Inc (a)	1,715	10
Vector Group Ltd	652	11	BioCryst Pharmaceuticals Inc (a)	1,169	6
	$ 18		Celera Corp (a)	256	2
Airlines - 0.04%			Clinical Data Inc (a)	474	8
Alaska Air Group Inc (a)	82	4	Cubist Pharmaceuticals Inc (a)	1,485	32
Allegiant Travel Co	343	17	Emergent Biosolutions Inc (a)	732	17
Hawaiian Holdings Inc (a)	475	4	Enzo Biochem Inc (a)	1,143	6
	$ 25		Enzon Pharmaceuticals Inc (a)	1,219	15
			Exact Sciences Corp (a)	13,852	83
Apparel - 2.90%
Carter's Inc (a)	1,523	45	Exelixis Inc (a)	1,324	11
Cherokee Inc	312	6	Geron Corp (a)	2,488	13
CROCS Inc (a)	21,206	363	Halozyme Therapeutics Inc (a)	1,825	14
Deckers Outdoor Corp (a)	987	79	Immunogen Inc (a)	1,512	14
G-III Apparel Group Ltd (a)	6,853	241	Immunomedics Inc (a)	2,714	10
Maidenform Brands Inc (a)	7,698	183	Incyte Corp (a)	2,237	37
Oxford Industries Inc	570	15	Inovio Pharmaceuticals Inc (a)	1,944	2
RG Barry Corp	328	4	InterMune Inc (a)	1,175	43
Skechers U.S.A. Inc (a)	788	16	Ligand Pharmaceuticals Inc (a)	793	7
Steven Madden Ltd (a)	5,859	244	Maxygen Inc	118	—
Timberland Co/The (a)	741	18	Medicines Co/The (a)	1,187	17
True Religion Apparel Inc (a)	646	14	Micromet Inc (a)	22,380	182
Under Armour Inc (a)	902	49	Momenta Pharmaceuticals Inc (a)	1,027	15
Volcom Inc	751	14	NPS Pharmaceuticals Inc (a)	13,086	103
Warnaco Group Inc/The (a)	7,352	405	PDL BioPharma Inc	3,552	22
Wolverine World Wide Inc	1,261	40	Regeneron Pharmaceuticals Inc (a)	3,047	100
	$ 1,736		Seattle Genetics Inc (a)	2,118	32
Automobile Manufacturers - 0.82%			Sequenom Inc (a)	1,908	15
Wabash National Corp (a)	41,636	493	SuperGen Inc (a)	146	—
			Transcept Pharmaceuticals Inc (a)	165	1
			Vical Inc (a)	2,884	6
Automobile Parts & Equipment - 1.63%
American Axle & Manufacturing Holdings Inc (a)	1,524	20		$ 1,072
Amerigon Inc (a)	841	9	Building Materials - 0.27%
ArvinMeritor Inc (a)	2,596	53	Interline Brands Inc (a)	114	2
Cooper Tire & Rubber Co	1,578	37	LSI Industries Inc	14,858	126
Dana Holding Corp (a)	3,319	57	Quanex Building Products Corp	305	6
Dorman Products Inc (a)	291	11	Simpson Manufacturing Co Inc	833	26
Exide Technologies (a)	26,292	247		$ 160
Fuel Systems Solutions Inc (a)	547	16	Chemicals - 1.83%
Standard Motor Products Inc	184	3	Aceto Corp	14,057	127
Tenneco Inc (a)	1,347	55	Arch Chemicals Inc	373	14
Titan International Inc	14,108	276	Balchem Corp	729	25
Westport Innovations Inc (a)	10,193	189	Codexis Inc (a)	269	3
	$ 973		Ferro Corp (a)	976	14
Banks - 2.01%			Hawkins Inc	298	13
Arrow Financial Corp	25	1	Innophos Holdings Inc	206	8
Bank of the Ozarks Inc	3,954	171	KMG Chemicals Inc	206	3
Bridge Bancorp Inc	86	2	Kraton Performance Polymers Inc (a)	10,830	335
Cass Information Systems Inc	347	13	Minerals Technologies Inc	60	4
Cathay General Bancorp	9,904	165	NewMarket Corp	2,741	338
Columbia Banking System Inc	6,853	144	Olin Corp	1,025	21
First Financial Bankshares Inc	232	12	Omnova Solutions Inc (a)	1,844	16
Signature Bank/New York NY (a)	5,866	294	PolyOne Corp (a)	1,676	21
Suffolk Bancorp	108	3	Quaker Chemical Corp	336	14
			Rockwood Holdings Inc (a)	1,001	39

See accompanying notes

245

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Commercial Services (continued)
Solutia Inc (a)	3,137 $	72	Rollins Inc	1,452 $	29
Stepan Co	202	15	Rural/Metro Corp (a)	729	11
WR Grace & Co (a)	464	16	Sotheby's	1,718	77
	$ 1,098		Standard Parking Corp (a)	640	12
Coal - 0.22%			Steiner Leisure Ltd (a)	377	18
Cloud Peak Energy Inc (a)	4,547	106	SuccessFactors Inc (a)	11,128	322
Hallador Energy Co	141	1	Team Health Holdings Inc (a)	633	10
James River Coal Co (a)	560	14	Team Inc (a)	49	1
L&L Energy Inc (a)	726	8	TeleTech Holdings Inc (a)	735	15
	$ 129		TNS Inc (a)	684	14
			Transcend Services Inc (a)	10,449	204
Commercial Services - 5.95%
ABM Industries Inc	581	15	TrueBlue Inc (a)	770	14
Administaff Inc	600	18	Universal Technical Institute Inc	480	11
Advance America Cash Advance Centers Inc	256	1	Valassis Communications Inc (a)	1,277	41
Advisory Board Co/The (a)	426	20	Volt Information Sciences Inc (a)	563	5
American Public Education Inc (a)	3,407	127	Wright Express Corp (a)	1,018	47
American Reprographics Co (a)	195	1		$ 3,560
Arbitron Inc	677	28	Computers - 3.32%
Avis Budget Group Inc (a)	2,809	44	3D Systems Corp (a)	502	16
Barrett Business Services Inc	220	3	CACI International Inc (a)	85	5
Bridgepoint Education Inc (a)	805	15	Cogo Group Inc (a)	17,984	159
Capella Education Co (a)	382	25	Compellent Technologies Inc (a)	521	14
Cardtronics Inc (a)	11,174	198	Digimarc Corp (a)	267	8
CBIZ Inc (a)	925	6	Electronics for Imaging Inc (a)	10,829	155
Cenveo Inc (a)	2,272	12	Fortinet Inc (a)	8,269	268
Chemed Corp	583	37	iGate Corp	597	12
Consolidated Graphics Inc (a)	243	12	Insight Enterprises Inc (a)	413	5
Corinthian Colleges Inc (a)	8,222	43	Jack Henry & Associates Inc	2,234	65
Corporate Executive Board Co	945	35	LivePerson Inc (a)	1,165	13
Corvel Corp (a)	291	14	Magma Design Automation Inc (a)	2,458	12
CoStar Group Inc (a)	463	27	Manhattan Associates Inc (a)	584	18
CPI Corp	207	5	Maxwell Technologies Inc (a)	591	11
Deluxe Corp	1,329	31	Mentor Graphics Corp (a)	1,009	12
Dollar Financial Corp (a)	643	18	Mercury Computer Systems Inc (a)	106	2
Dollar Thrifty Automotive Group Inc (a)	790	37	MTS Systems Corp	373	14
ExlService Holdings Inc (a)	9,366	201	NCI Inc (a)	267	6
Forrester Research Inc	364	13	Netscout Systems Inc (a)	786	18
Geo Group Inc/The (a)	930	23	Quantum Corp (a)	4,403	16
Global Cash Access Holdings Inc (a)	1,727	6	Radiant Systems Inc (a)	28,648	562
Grand Canyon Education Inc (a)	796	16	Radisys Corp (a)	670	6
Great Lakes Dredge & Dock Corp	791	6	Riverbed Technology Inc (a)	12,962	456
Hackett Group Inc/The (a)	17,979	63	SMART Modular Technologies WWH Inc (a)	1,204	7
Healthcare Services Group Inc	1,810	29	Spansion Inc (a)	498	10
Heartland Payment Systems Inc	828	13	SRA International Inc (a)	135	3
Hill International Inc (a)	252	2	STEC Inc (a)	919	16
HMS Holdings Corp (a)	693	45	Stratasys Inc (a)	471	15
Huron Consulting Group Inc (a)	274	7	Super Micro Computer Inc (a)	951	11
ICF International Inc (a)	232	6	SYKES Enterprises Inc (a)	183	4
K12 Inc (a)	572	16	Synaptics Inc (a)	959	28
Kelly Services Inc (a)	114	2	Syntel Inc	343	16
Kendle International Inc (a)	36	—	Unisys Corp (a)	451	12
Kenexa Corp (a)	593	13	Xyratex Ltd (a)	853	14
Kforce Inc (a)	26,511	429		$ 1,989
Korn/Ferry International (a)	9,185	212	Consumer Products - 0.04%
Landauer Inc	242	15	American Greetings Corp	95	2
Lincoln Educational Services Corp	640	10	Ennis Inc	206	3
MAXIMUS Inc	448	29	Kid Brands Inc (a)	101	1
McGrath Rentcorp	397	10	Oil-Dri Corp of America	37	1
Medifast Inc (a)	557	16	Summer Infant Inc (a)	416	3
MedQuist Inc	457	4	WD-40 Co	389	16
Monro Muffler Brake Inc	6,102	211		$ 26
Multi-Color Corp	25	1	Cosmetics & Personal Care - 0.02%
National American University Holdings Inc	301	2	Inter Parfums Inc	590	11
National Research Corp	66	2	Revlon Inc (a)	217	2
Navigant Consulting Inc (a)	451	4		$ 13
On Assignment Inc (a)	156	1
			Distribution & Wholesale - 1.97%
Parexel International Corp (a)	17,071	363	Beacon Roofing Supply Inc (a)	1,257	22
PDI Inc (a)	13,842	146	BMP Sunstone Corp (a)	207	2
Pre-Paid Legal Services Inc (a)	191	12	Brightpoint Inc (a)	1,912	17
Providence Service Corp/The (a)	534	9	Chindex International Inc (a)	224	4
Resources Connection Inc	1,052	20	Core-Mark Holding Co Inc (a)	60	2

See accompanying notes

246

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Distribution & Wholesale (continued)			Electronics (continued)
MWI Veterinary Supply Inc (a)	8,771 $	554	Park Electrochemical Corp	525 $	16
Owens & Minor Inc	1,271	37	Plexus Corp (a)	919	29
Pool Corp	1,258	28	Pulse Electronics Corp	1,581	8
School Specialty Inc (a)	272	4	Rofin-Sinar Technologies Inc (a)	366	13
Titan Machinery Inc (a)	165	3	Sanmina-SCI Corp (a)	2,251	26
United Stationers Inc (a)	420	27	Sonic Solutions Inc (a)	10,017	150
Watsco Inc	628	40	Spectrum Control Inc (a)	182	3
WESCO International Inc (a)	8,330	440	Viasystems Group Inc (a)	121	3
	$ 1,180		Watts Water Technologies Inc	109	4
Diversified Financial Services - 0.70%			Woodward Governor Co	1,681	63
Artio Global Investors Inc	1,016	15	Zygo Corp (a)	108	1
BGC Partners Inc	1,557	13		$ 1,991
Cohen & Steers Inc	580	15	Energy - Alternate Sources - 0.66%
Credit Acceptance Corp (a)	223	14	Clean Energy Fuels Corp (a)	897	12
Diamond Hill Investment Group Inc	90	7	FuelCell Energy Inc (a)	70,581	163
Duff & Phelps Corp	720	12	Headwaters Inc (a)	15,857	73
Epoch Holding Corp	459	7	JA Solar Holdings Co Ltd ADR(a)	21,080	146
Evercore Partners Inc - Class A	5,045	171		$ 394
GFI Group Inc	1,566	7	Engineering & Construction - 0.44%
KBW Inc	539	15	Argan Inc (a)	49	—
MarketAxess Holdings Inc	754	16	Exponent Inc (a)	360	14
Nelnet Inc	86	2	Insituform Technologies Inc (a)	931	25
optionsXpress Holdings Inc	953	15	Michael Baker Corp (a)	37	1
Portfolio Recovery Associates Inc (a)	449	34	Mistras Group Inc (a)	596	8
Pzena Investment Management Inc	298	2	Tutor Perini Corp	9,873	211
Stifel Financial Corp (a)	698	43	VSE Corp	88	3
Virtus Investment Partners Inc (a)	185	8		$ 262
Westwood Holdings Group Inc	217	9	Entertainment - 0.84%
World Acceptance Corp (a)	216	12	Bluegreen Corp (a)	18,922	61
	$ 417		National CineMedia Inc	1,346	27
Electric - 0.02%			Shuffle Master Inc (a)	36,510	418
Ameresco Inc (a)	184	3		$ 506
EnerNOC Inc (a)	425	10
			Environmental Control - 0.52%
	$ 13		Calgon Carbon Corp (a)	1,278	19
Electrical Components & Equipment - 1.89%			Clean Harbors Inc (a)	636	54
A123 Systems Inc (a)	1,581	15	Darling International Inc (a)	1,521	20
Advanced Battery Technologies Inc (a)	1,533	6	Mine Safety Appliances Co	426	13
American Superconductor Corp (a)	10,450	299	Tetra Tech Inc (a)	7,653	192
Belden Inc	1,290	48	US Ecology Inc	690	12
Coleman Cable Inc (a)	291	2		$ 310
EnerSys (a)	368	12
			Food - 1.15%
Generac Holdings Inc (a)	270	4	Arden Group Inc	48	4
GrafTech International Ltd (a)	3,323	66	B&G Foods Inc	1,089	15
Graham Corp	1,020	20	Calavo Growers Inc	436	10
Littelfuse Inc	531	25	Cal-Maine Foods Inc	512	16
Power-One Inc (a)	26,579	271	Diamond Foods Inc	8,353	444
PowerSecure International Inc (a)	10,566	82	Fresh Market Inc/The (a)	470	19
Satcon Technology Corp (a)	38,559	174	J&J Snack Foods Corp	330	16
Universal Display Corp (a)	3,496	107	Lancaster Colony Corp	490	28
	$ 1,131		Pilgrim's Pride Corp (a)	815	6
Electronics - 3.33%			Ruddick Corp	580	21
American Science & Engineering Inc	248	21	Sanderson Farms Inc	518	20
Analogic Corp	3,077	153	Senomyx Inc (a)	1,563	11
Badger Meter Inc	338	15	Snyders-Lance Inc	656	16
Ballantyne Strong Inc (a)	10,347	80	Tootsie Roll Industries Inc	545	16
Benchmark Electronics Inc (a)	230	4	United Natural Foods Inc (a)	1,214	45
Checkpoint Systems Inc (a)	644	13	Village Super Market Inc	116	4
Coherent Inc (a)	493	22		$ 691
CTS Corp	377	4	Forest Products & Paper - 0.71%
Daktronics Inc	11,522	183	Clearwater Paper Corp (a)	220	17
DDi Corp	510	6	Deltic Timber Corp	239	13
Dionex Corp (a)	455	54	Neenah Paper Inc	279	6
FARO Technologies Inc (a)	13,155	432	Potlatch Corp	522	17
FEI Co (a)	402	11	Schweitzer-Mauduit International Inc	5,809	366
II-VI Inc (a)	9,492	441	Verso Paper Corp (a)	594	2
LaBarge Inc (a)	406	6	Xerium Technologies Inc (a)	252	4
Methode Electronics Inc	827	11		$ 425
Multi-Fineline Electronix Inc (a)	371	10
Newport Corp (a)	10,725	186	Gas - 0.02%
NVE Corp (a)	194	11	South Jersey Industries Inc	206	11
OSI Systems Inc (a)	341	12

See accompanying notes

247

Schedule of Investments SmallCap Growth Account II December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Hand & Machine Tools - 0.14%			Healthcare - Products (continued)
Baldor Electric Co	1,003 $	63	Young Innovations Inc	81 $	3
Franklin Electric Co Inc	589	23	Zoll Medical Corp (a)	535	20
	$ 86			$ 3,180
Healthcare - Products - 5.31%			Healthcare - Services - 1.48%
Abaxis Inc (a)	503	14	Air Methods Corp (a)	3,123	176
ABIOMED Inc (a)	1,265	12	Alliance HealthCare Services Inc (a)	1,004	4
Accuray Inc (a)	2,032	14	Allied Healthcare International Inc (a)	332	1
Affymetrix Inc (a)	12,980	65	Almost Family Inc (a)	331	13
Align Technology Inc (a)	1,513	30	Amedisys Inc (a)	726	24
American Medical Systems Holdings Inc (a)	1,925	36	America Service Group Inc	341	5
ArthroCare Corp (a)	696	22	American Dental Partners Inc (a)	36	—
Atrion Corp	64	11	AMERIGROUP Corp (a)	277	12
BioMimetic Therapeutics Inc (a)	16,211	206	Bio-Reference Labs Inc (a)	15,873	353
Bruker BioSciences Corp (a)	10,472	174	Continucare Corp (a)	885	4
Caliper Life Sciences Inc (a)	53,383	339	Ensign Group Inc/The	528	13
CardioNet Inc (a)	232	1	Gentiva Health Services Inc (a)	402	11
Cardiovascular Systems Inc (a)	7,211	84	Healthsouth Corp (a)	2,244	46
Cepheid Inc (a)	1,511	34	IPC The Hospitalist Co Inc (a)	412	16
Cerus Corp (a)	1,502	4	LHC Group Inc (a)	632	19
Conceptus Inc (a)	827	11	Metropolitan Health Networks Inc (a)	1,649	7
CryoLife Inc (a)	110	1	Molina Healthcare Inc (a)	5,598	156
Cutera Inc (a)	5,893	49	Neostem Inc (a)	1,098	2
Cyberonics Inc (a)	707	22	RehabCare Group Inc (a)	171	4
Delcath Systems Inc (a)	977	10	Sunrise Senior Living Inc (a)	2,307	13
DexCom Inc (a)	1,310	18	US Physical Therapy Inc (a)	364	7
Endologix Inc (a)	2,005	14		$ 886
Exactech Inc (a)	236	4	Holding Companies - Diversified - 0.00%
Genomic Health Inc (a)	583	12	Primoris Services Corp	102	1
Haemonetics Corp (a)	638	40
Hanger Orthopedic Group Inc (a)	510	11	Home Furnishings - 0.39%
Hansen Medical Inc (a)	1,720	3	DTS Inc/CA (a)	389	19
HeartWare International Inc (a)	3,354	294	Select Comfort Corp (a)	1,192	11
ICU Medical Inc (a)	110	4	Tempur-Pedic International Inc (a)	4,482	180
Immucor Inc (a)	1,777	35	TiVo Inc (a)	2,571	22
Insulet Corp (a)	914	14		$ 232
Integra LifeSciences Holdings Corp (a)	534	25
			Insurance - 0.33%
Invacare Corp	61	2	American Safety Insurance Holdings Ltd (a)	7,288	156
IRIS International Inc (a)	671	7	CNO Financial Group Inc (a)	705	5
Kensey Nash Corp (a)	302	8	Crawford & Co	966	3
LCA-Vision Inc (a)	726	4	eHealth Inc (a)	968	14
Luminex Corp (a)	853	16	First American Financial Corp	243	3
Masimo Corp	1,320	38	Life Partners Holdings Inc	264	5
Medtox Scientific Inc	5,589	73	Tower Group Inc	499	13
MELA Sciences Inc (a)	1,021	3		$ 199
Merge Healthcare Inc (a)	2,090	8
			Internet - 6.27%
Meridian Bioscience Inc	1,034	24	AboveNet Inc	6,236	365
Merit Medical Systems Inc (a)	1,034	16	Ancestry.com Inc (a)	474	13
Natus Medical Inc (a)	1,153	16	Art Technology Group Inc (a)	4,123	25
NuVasive Inc (a)	992	25	Blue Coat Systems Inc (a)	1,178	35
NxStage Medical Inc (a)	9,417	235	Blue Nile Inc (a)	336	19
Orthofix International NV (a)	464	13	Cogent Communications Group Inc (a)	1,134	16
PSS World Medical Inc (a)	1,453	33	comScore Inc (a)	516	12
Rochester Medical Corp (a)	414	5	Constant Contact Inc (a)	643	20
Sirona Dental Systems Inc (a)	2,629	110	DealerTrack Holdings Inc (a)	759	15
Solta Medical Inc (a)	709	2	Dice Holdings Inc (a)	653	9
SonoSite Inc (a)	371	12	eResearchTechnology Inc (a)	1,975	15
Spectranetics Corp (a)	1,337	7	Global Sources Ltd (a)	843	8
STAAR Surgical Co (a)	1,338	8	GSI Commerce Inc (a)	15,433	358
Stereotaxis Inc (a)	1,284	5	HealthStream Inc (a)	20,927	168
STERIS Corp	1,436	52	Infospace Inc (a)	171	1
SurModics Inc (a)	407	5	Internet Capital Group Inc (a)	98	1
Syneron Medical Ltd (a)	345	4	j2 Global Communications Inc (a)	819	24
Synovis Life Technologies Inc (a)	479	8	KIT Digital Inc (a)	10,297	165
Thoratec Corp (a)	8,978	254	Limelight Networks Inc (a)	20,807	121
TomoTherapy Inc (a)	34,800	125	Lionbridge Technologies Inc (a)	2,386	9
Unilife Corp (a)	1,958	10	Liquidity Services Inc (a)	574	8
Vascular Solutions Inc (a)	671	8	LoopNet Inc (a)	10,863	120
Vital Images Inc (a)	408	6	Move Inc (a)	3,549	9
Volcano Corp (a)	12,885	352	Network Engines Inc (a)	44,310	67
West Pharmaceutical Services Inc	846	35	NIC Inc	1,461	14
Wright Medical Group Inc (a)	972	15
			Nutrisystem Inc	6,822	143

See accompanying notes

248

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Metal Fabrication & Hardware - 0.67%
Online Resources Corp (a)	376 $	2	CIRCOR International Inc	3,770 $	159
OpenTable Inc (a)	413	29	Furmanite Corp (a)	1,323	9
Perficient Inc (a)	11,701	146	Kaydon Corp	4,025	164
QuinStreet Inc (a)	404	8	Mueller Industries Inc	206	7
Rackspace Hosting Inc (a)	13,468	423	Mueller Water Products Inc - Class A	3,233	13
Saba Software Inc (a)	1,111	7	RBC Bearings Inc (a)	579	23
Sapient Corp	2,698	33	Sun Hydraulics Corp	281	11
Shutterfly Inc (a)	690	24	Worthington Industries Inc	766	14
Sourcefire Inc (a)	7,368	191		$ 400
SPS Commerce Inc (a)	190	3	Mining - 1.29%
Stamps.com Inc	396	5	Allied Nevada Gold Corp (a)	10,503	276
support.com Inc (a)	39,172	254	AMCOL International Corp	535	17
TeleCommunication Systems Inc (a)	718	3	Capital Gold Corp (a)	2,529	13
Terremark Worldwide Inc (a)	1,357	18	Contango ORE Inc (a),(b)	19	—
TIBCO Software Inc (a)	19,319	381	Globe Specialty Metals Inc	1,584	27
Travelzoo Inc (a)	228	9	Golden Star Resources Ltd (a)	6,665	31
United Online Inc	717	5	Horsehead Holding Corp (a)	13,839	180
ValueClick Inc (a)	1,658	27	Jaguar Mining Inc (a)	1,837	13
VASCO Data Security International Inc (a)	881	7	Noranda Aluminum Holding Corp (a)	475	7
VirnetX Holding Corp	921	14	Stillwater Mining Co (a)	8,159	174
Vocus Inc (a)	5,896	163	Thompson Creek Metals Co Inc (a)	596	9
Websense Inc (a)	1,112	23	United States Lime & Minerals Inc (a)	100	4
Zix Corp (a)	50,922	218	US Gold Corp (a)	2,304	19
	$ 3,753			$ 770
Iron & Steel - 0.00%			Miscellaneous Manufacturing - 1.71%
Shiloh Industries Inc	106	1	Actuant Corp	9,777	260
			Acuity Brands Inc	990	57
Leisure Products & Services - 0.64%			AO Smith Corp	933	36
Ambassadors Group Inc	772	9	AZZ Inc	321	13
Brunswick Corp/DE	1,983	37	Barnes Group Inc	966	20
Interval Leisure Group Inc (a)	994	16	Blount International Inc (a)	1,320	21
Life Time Fitness Inc (a)	946	39	Brink's Co/The	1,114	30
Polaris Industries Inc	3,602	281	CLARCOR Inc	1,302	56
	$ 382		Colfax Corp (a)	623	11
Lodging - 0.23%			Eastman Kodak Co (a)	6,901	37
7 Days Group Holdings Ltd ADR(a)	5,896	126	EnPro Industries Inc (a)	355	15
Ameristar Casinos Inc	597	9	ESCO Technologies Inc	3,391	128
Monarch Casino & Resort Inc (a)	97	1	Fabrinet (a)	282	6
	$ 136		GP Strategies Corp (a)	173	2
Machinery - Diversified - 1.31%			Hexcel Corp (a)	1,816	33
Altra Holdings Inc (a)	739	15	John Bean Technologies Corp	641	13
Applied Industrial Technologies Inc	1,168	38	Koppers Holdings Inc	531	19
Briggs & Stratton Corp	859	17	LSB Industries Inc (a)	6,184	150
Cognex Corp	709	21	Matthews International Corp	776	27
Columbus McKinnon Corp/NY (a)	3,755	76	Park-Ohio Holdings Corp (a)	304	6
DXP Enterprises Inc (a)	316	8	Polypore International Inc (a)	496	20
Gorman-Rupp Co/The	277	9	Raven Industries Inc	447	21
Intermec Inc (a)	1,201	15	Standex International Corp	89	3
Intevac Inc (a)	328	5	STR Holdings Inc (a)	734	15
iRobot Corp (a)	540	13	Sturm Ruger & Co Inc	789	12
Kadant Inc (a)	128	3	Tredegar Corp	75	1
Lindsay Corp	280	17	Trimas Corp (a)	584	12
Middleby Corp (a)	2,128	180		$ 1,024
NACCO Industries Inc	141	15	Office Furnishings - 0.52%
Nordson Corp	2,332	214	Herman Miller Inc	1,571	40
Presstek Inc (a)	13,869	31	HNI Corp	1,030	32
Robbins & Myers Inc	2,114	76	Interface Inc	13,830	216
Sauer-Danfoss Inc (a)	477	13	Knoll Inc	1,253	21
Tennant Co	504	19		$ 309
Twin Disc Inc	46	1	Oil & Gas - 3.32%
	$ 786		Abraxas Petroleum Corp (a)	985	4
Media - 0.72%			Apco Oil and Gas International Inc	238	14
Acacia Research - Acacia Technologies (a)	9,611	249	Brigham Exploration Co (a)	15,018	409
Belo Corp (a)	2,338	17	Bronco Drilling Co Inc (a)	12,958	104
DG FastChannel Inc (a)	4,732	136	Callon Petroleum Co (a)	1,107	7
Dolan Co/The (a)	511	7	Carrizo Oil & Gas Inc (a)	809	28
Entercom Communications Corp (a)	754	9	Clayton Williams Energy Inc (a)	138	12
Journal Communications Inc (a)	230	1	Contango Oil & Gas Co (a)	195	11
McClatchy Co/The (a)	2,287	11	CVR Energy Inc (a)	12,521	190
Sinclair Broadcast Group Inc	136	1	Energy XXI Bermuda Ltd (a)	1,297	36
	$ 431		Georesources Inc (a)	7,301	162

See accompanying notes

249

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
GMX Resources Inc (a)	7,161 $	39	Neurocrine Biosciences Inc (a)	1,984 $	15
Gulfport Energy Corp (a)	694	15	Obagi Medical Products Inc (a)	716	8
Hess Corp	157	12	Onyx Pharmaceuticals Inc (a)	1,412	52
Kodiak Oil & Gas Corp (a)	6,476	43	Opko Health Inc (a)	3,586	13
McMoRan Exploration Co (a)	2,132	36	Osiris Therapeutics Inc (a)	654	5
Northern Oil and Gas Inc (a)	6,796	185	Pain Therapeutics Inc (a)	1,437	10
Oasis Petroleum Inc (a)	535	14	Pharmacyclics Inc (a)	1,792	11
Panhandle Oil and Gas Inc	290	8	Pharmasset Inc (a)	3,320	144
Petroquest Energy Inc (a)	486	4	PharMerica Corp (a)	451	5
RAM Energy Resources Inc (a)	2,022	4	Progenics Pharmaceuticals Inc (a)	834	4
Rex Energy Corp (a)	215	3	Questcor Pharmaceuticals Inc (a)	11,998	177
Rosetta Resources Inc (a)	840	32	Rigel Pharmaceuticals Inc (a)	2,104	16
Stone Energy Corp (a)	119	3	Salix Pharmaceuticals Ltd (a)	5,104	240
Swift Energy Co (a)	4,837	189	Santarus Inc (a)	2,154	7
TransAtlantic Petroleum Ltd (a)	3,211	11	Savient Pharmaceuticals Inc (a)	1,538	17
Vaalco Energy Inc (a)	165	1	Schiff Nutrition International Inc	61	—
Venoco Inc (a)	176	3	Sciclone Pharmaceuticals Inc (a)	1,483	6
W&T Offshore Inc	86	1	SIGA Technologies Inc (a)	1,267	18
Warren Resources Inc (a)	438	2	Targacept Inc (a)	596	16
Whiting Petroleum Corp (a)	3,471	407	Theravance Inc (a)	1,424	36
	$ 1,989		USANA Health Sciences Inc (a)	259	11
Oil & Gas Services - 1.16%			Vanda Pharmaceuticals Inc (a)	1,128	11
CARBO Ceramics Inc	496	51	Vivus Inc (a)	1,824	17
Dril-Quip Inc (a)	883	69	XenoPort Inc (a)	1,110	9
ION Geophysical Corp (a)	2,890	24	Zalicus Inc (a)	2,530	4
Key Energy Services Inc (a)	279	4		$ 2,315
Lufkin Industries Inc	778	49	Real Estate - 0.01%
Matrix Service Co (a)	170	2	HFF Inc (a)	462	4
Newpark Resources Inc (a)	239	1
OYO Geospace Corp (a)	156	15	REITS - 0.99%
RPC Inc	16,999	308	Acadia Realty Trust	337	6
Tesco Corp (a)	10,565	168	Alexander's Inc	30	12
Tetra Technologies Inc (a)	317	4	Associated Estates Realty Corp	922	14
	$ 695		DiamondRock Hospitality Co (a)	14,009	168
Packaging & Containers - 0.07%			DuPont Fabros Technology Inc	8,724	185
Rock-Tenn Co	353	19	EastGroup Properties Inc	305	13
Silgan Holdings Inc	688	25	Equity Lifestyle Properties Inc	434	24
	$ 44		Equity One Inc	194	4
Pharmaceuticals - 3.87%			Getty Realty Corp	366	12
Akorn Inc (a)	29,012	176	Home Properties Inc	316	18
Alkermes Inc (a)	1,067	13	LTC Properties Inc	188	5
Antares Pharma Inc (a)	2,713	5	Mid-America Apartment Communities Inc	510	32
Ardea Biosciences Inc (a)	549	14	National Health Investors Inc	255	12
Array BioPharma Inc (a)	2,043	6	Omega Healthcare Investors Inc	730	16
Auxilium Pharmaceuticals Inc (a)	1,060	22	PS Business Parks Inc	157	9
AVANIR Pharmaceuticals Inc (a)	2,919	12	Saul Centers Inc	163	8
AVI BioPharma Inc (a)	4,389	9	Tanger Factory Outlet Centers	589	30
Biodel Inc (a)	764	1	Universal Health Realty Income Trust	244	9
BioScrip Inc (a)	30,536	160	Urstadt Biddle Properties Inc	105	2
Caraco Pharmaceutical Laboratories Ltd (a)	30	—	Washington Real Estate Investment Trust	377	12
Catalyst Health Solutions Inc (a)	5,712	266		$ 591
Corcept Therapeutics Inc (a)	1,099	4	Retail - 6.66%
Cumberland Pharmaceuticals Inc (a)	499	3	99 Cents Only Stores (a)	999	16
Depomed Inc (a)	19,080	121	AFC Enterprises Inc (a)	861	12
Durect Corp (a)	3,585	12	America's Car-Mart Inc (a)	192	5
Eurand NV (a)	740	9	AnnTaylor Stores Corp (a)	1,484	41
Hi-Tech Pharmacal Co Inc (a)	372	9	Asbury Automotive Group Inc (a)	746	14
Impax Laboratories Inc (a)	1,423	29	Biglari Holdings Inc (a)	5	2
Infinity Pharmaceuticals Inc (a)	416	2	BJ's Restaurants Inc (a)	7,327	259
Inspire Pharmaceuticals Inc (a)	20,369	171	Body Central Corp (a)	17,018	243
Ironwood Pharmaceuticals Inc (a)	781	8	Bon-Ton Stores Inc/The (a)	160	2
Isis Pharmaceuticals Inc (a)	8,863	90	Brown Shoe Co Inc	676	9
Jazz Pharmaceuticals Inc (a)	547	11	Buckle Inc/The	629	24
Keryx Biopharmaceuticals Inc (a)	2,108	10	Buffalo Wild Wings Inc (a)	461	20
Lannett Co Inc (a)	130	1	Build-A-Bear Workshop Inc (a)	14,204	108
MannKind Corp (a)	1,490	12	Caribou Coffee Co Inc (a)	300	3
Medivation Inc (a)	767	12	Carrols Restaurant Group Inc (a)	502	4
Nabi Biopharmaceuticals (a)	1,743	10	Casey's General Stores Inc	372	16
Nature's Sunshine Products Inc (a)	302	3	Cash America International Inc	399	15
Nektar Therapeutics (a)	2,392	31	Casual Male Retail Group Inc (a)	1,423	7
Neogen Corp (a)	5,612	231	Cato Corp/The	708	19

See accompanying notes

250

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Semiconductors (continued)
CEC Entertainment Inc (a)	558 $	22	Cirrus Logic Inc (a)	1,957 $	31
Cheesecake Factory Inc/The (a)	1,535	47	Cohu Inc	175	3
Childrens Place Retail Stores Inc/The (a)	643	32	Conexant Systems Inc (a)	3,114	5
Coinstar Inc (a)	810	46	Diodes Inc (a)	959	26
Collective Brands Inc (a)	1,119	24	Entegris Inc (a)	1,605	12
Cost Plus Inc (a)	37,474	364	Entropic Communications Inc (a)	24,903	301
Cracker Barrel Old Country Store Inc	559	31	FSI International Inc (a)	1,557	7
Denny's Corp (a)	3,997	14	GSI Technology Inc (a)	523	4
Destination Maternity Corp	194	7	GT Solar International Inc (a)	1,767	16
DineEquity Inc (a)	460	23	Hittite Microwave Corp (a)	2,753	168
Domino's Pizza Inc (a)	523	8	Inphi Corp (a)	2,489	50
Dress Barn Inc (a)	1,411	37	Integrated Device Technology Inc (a)	2,833	19
DSW Inc (a)	352	14	Integrated Silicon Solution Inc (a)	888	7
Einstein Noah Restaurant Group Inc	182	3	IXYS Corp (a)	628	7
Express Inc	660	12	Kopin Corp (a)	962	4
Ezcorp Inc (a)	1,132	31	Kulicke & Soffa Industries Inc (a)	1,886	14
Finish Line Inc/The	10,247	177	Lattice Semiconductor Corp (a)	3,147	19
First Cash Financial Services Inc (a)	797	25	LTX-Credence Corp (a)	1,946	14
Genesco Inc (a)	98	4	MaxLinear Inc (a)	291	3
Gordmans Stores Inc (a)	114	2	Micrel Inc	1,439	19
Hibbett Sports Inc (a)	12,925	477	Microsemi Corp (a)	10,965	251
HSN Inc (a)	987	30	Mindspeed Technologies Inc (a)	1,292	8
Jack in the Box Inc (a)	1,163	25	MIPS Technologies Inc (a)	1,303	20
Jo-Ann Stores Inc (a)	693	42	MKS Instruments Inc	591	14
JOS A Bank Clothiers Inc (a)	700	28	Monolithic Power Systems Inc (a)	915	15
Kirkland's Inc (a)	644	9	Nanometrics Inc (a)	736	9
Krispy Kreme Doughnuts Inc (a)	1,500	10	Netlogic Microsystems Inc (a)	8,365	263
Liz Claiborne Inc (a)	2,056	15	Omnivision Technologies Inc (a)	905	27
Lumber Liquidators Holdings Inc (a)	502	12	PLX Technology Inc (a)	1,423	5
McCormick & Schmick's Seafood Restaurants Inc	16,759	152	Power Integrations Inc	556	22
(a)			Richardson Electronics Ltd/United States	13,740	161
Nu Skin Enterprises Inc	1,262	38	Rovi Corp (a)	3,503	217
OfficeMax Inc (a)	688	12	Rubicon Technology Inc (a)	7,382	156
Pacific Sunwear of California Inc (a)	22,216	120	Rudolph Technologies Inc (a)	1,185	10
Pantry Inc/The (a)	68	1	Semtech Corp (a)	1,391	32
Papa John's International Inc (a)	417	12	Sigma Designs Inc (a)	183	3
PetMed Express Inc	949	17	Silicon Image Inc (a)	1,330	10
PF Chang's China Bistro Inc	589	29	Standard Microsystems Corp (a)	286	8
Pier 1 Imports Inc (a)	2,640	28	Supertex Inc (a)	397	10
Pricesmart Inc	399	15	Tessera Technologies Inc (a)	821	18
Retail Ventures Inc (a)	954	16	TriQuint Semiconductor Inc (a)	4,398	51
Rue21 Inc (a)	377	11	Ultra Clean Holdings (a)	876	8
Rush Enterprises Inc - Class A (a)	2,610	53	Ultratech Inc (a)	798	16
Ruth's Hospitality Group Inc (a)	1,237	6	Veeco Instruments Inc (a)	1,147	49
Sally Beauty Holdings Inc (a)	2,153	31	Volterra Semiconductor Corp (a)	564	13
Shoe Carnival Inc (a)	67	2		$ 2,733
Sonic Automotive Inc	257	3	Software - 6.41%
Sonic Corp (a)	1,379	14	Accelrys Inc (a)	1,132	9
Talbots Inc (a)	1,338	11	ACI Worldwide Inc (a)	875	24
Texas Roadhouse Inc (a)	19,656	337	Actuate Corp (a)	1,859	11
Ulta Salon Cosmetics & Fragrance Inc (a)	13,943	473	Acxiom Corp (a)	8,701	150
Vitamin Shoppe Inc (a)	2,555	86	Advent Software Inc (a)	2,749	160
Wet Seal Inc/The (a)	21,893	81	Ariba Inc (a)	2,353	55
Winmark Corp	92	3	Aspen Technology Inc (a)	1,416	18
World Fuel Services Corp	966	35	athenahealth Inc (a)	753	31
Zumiez Inc (a)	527	14	Blackbaud Inc	1,178	31
	$ 3,990		Blackboard Inc (a)	5,606	232
Savings & Loans - 0.05%			Bottomline Technologies Inc (a)	723	16
Capitol Federal Financial Inc	1,565	19	Callidus Software Inc (a)	29,805	150
Oritani Financial Corp	664	8	CommVault Systems Inc (a)	1,133	32
ViewPoint Financial Group	209	2	Computer Programs & Systems Inc	249	12
	$ 29		Concur Technologies Inc (a)	3,389	176
Semiconductors - 4.56%			CSG Systems International Inc (a)	657	12
Amkor Technology Inc (a)	2,970	22	Deltek Inc (a)	722	5
Anadigics Inc (a)	1,940	13	DemandTec Inc (a)	19,088	207
Applied Micro Circuits Corp (a)	1,853	20	Digi International Inc (a)	168	2
ATMI Inc (a)	73	1	Ebix Inc (a)	6,788	160
Brooks Automation Inc (a)	1,517	14	EPIQ Systems Inc	86	1
Cabot Microelectronics Corp (a)	206	9	Global Defense Technology & Systems Inc (a)	73	1
Cavium Networks Inc (a)	9,256	349	Guidance Software Inc (a)	538	4
Ceva Inc (a)	8,801	180	Interactive Intelligence Inc (a)	10,582	277

See accompanying notes

251

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)		Shares Held Value (000's)
Software (continued)			Telecommunications (continued)
Lawson Software Inc (a)	3,632 $	34	SAVVIS Inc (a)	984 $	25
Mantech International Corp (a)	524	22	Shenandoah Telecommunications Co	551	10
MedAssets Inc (a)	1,112	22	ShoreTel Inc (a)	15,885	124
Medidata Solutions Inc (a)	7,479	178	Sonus Networks Inc (a)	4,857	13
MicroStrategy Inc (a)	232	20	SureWest Communications (a)	4,908	53
Monotype Imaging Holdings Inc (a)	851	9	Syniverse Holdings Inc (a)	1,782	55
NetSuite Inc (a)	408	10	Tekelec (a)	341	4
Omnicell Inc (a)	827	12	TeleNav Inc (a)	304	2
Opnet Technologies Inc	542	15	Tessco Technologies Inc	113	2
Parametric Technology Corp (a)	3,048	69	USA Mobility Inc	487	9
PDF Solutions Inc (a)	914	4	ViaSat Inc (a)	5,131	228
Pegasystems Inc	363	13	Vonage Holdings Corp (a)	1,799	4
Progress Software Corp (a)	1,104	47	Westell Technologies Inc (a)	32,626	107
PROS Holdings Inc (a)	7,751	88			$ 3,657
QLIK Technologies Inc (a)	3,801	98	Textiles - 0.00%
Quality Systems Inc	2,569	179	Culp Inc (a)	340	3
Quest Software Inc (a)	1,423	40
RealPage Inc (a)	5,661	175	Toys, Games & Hobbies - 0.00%
Renaissance Learning Inc	5,344	63	RC2 Corp (a)	70	2
RightNow Technologies Inc (a)	559	13
Rosetta Stone Inc (a)	404	9	Transportation - 0.81%
Schawk Inc	364	8	Air Transport Services Group Inc (a)	15,114	119
SciQuest Inc (a)	6,017	78	CAI International Inc (a)	148	3
Seachange International Inc (a)	546	5	Dynamex Inc (a)	185	5
Smith Micro Software Inc (a)	702	11	Forward Air Corp	654	18
SolarWinds Inc (a)	888	17	Genesee & Wyoming Inc (a)	883	47
Synchronoss Technologies Inc (a)	459	12	Golar LNG Ltd	86	1
Take-Two Interactive Software Inc (a)	261	3	Heartland Express Inc	1,331	21
Taleo Corp (a)	6,127	169	HUB Group Inc (a)	5,612	198
Tyler Technologies Inc (a)	795	17	Knight Transportation Inc	1,353	26
Ultimate Software Group Inc (a)	9,176	446	Old Dominion Freight Line Inc (a)	858	27
VeriFone Systems Inc (a)	4,547	175	Pacer International Inc (a)	1,338	9
	$ 3,837		Quality Distribution Inc (a)	113	1
Telecommunications - 6.11%			Scorpio Tankers Inc (a)	401	4
Acme Packet Inc (a)	11,325	602	Werner Enterprises Inc	247	6
ADTRAN Inc	1,760	64			$ 485
Alaska Communications Systems Group Inc	1,126	12	Trucking & Leasing - 0.02%
Alliance Fiber Optic Products Inc (a)	6,075	95	Textainer Group Holdings Ltd	377	11
Anaren Inc (a)	61	1
Anixter International Inc	397	24	TOTAL COMMON STOCKS		$ 53,665
Applied Signal Technology Inc	253	10		Maturity
Arris Group Inc (a)	1,005	11
				Amount
Aruba Networks Inc (a)	21,136	442
			REPURCHASE AGREEMENTS - 5.87%	(000's)	Value (000's)
Atlantic Tele-Network Inc	355	14	Banks - 5.87%
AudioCodes Ltd (a)	30,336	179
Cincinnati Bell Inc (a)	2,217	6	Investment in Joint Trading Account; Credit Suisse $	1,261	$ 1,261
			Repurchase Agreement; 0.15% dated
Comtech Telecommunications Corp	431	12	12/31/10 maturing 01/03/11 (collateralized by
Consolidated Communications Holdings Inc	795	15	US Treasury Note; $1,286,260; 2.25%; dated
CPI International Inc (a)	24	—	01/31/15)
DigitalGlobe Inc (a)	628	20	Investment in Joint Trading Account; Deutsche	360	360
Extreme Networks (a)	984	3	Bank Repurchase Agreement; 0.22% dated
Finisar Corp (a)	1,687	50	12/31/10 maturing 01/03/11 (collateralized by
GeoEye Inc (a)	503	21	Sovereign Agency Issues; $367,503; 0.00% -
Global Crossing Ltd (a)	10,771	139	3.00%; dated 09/16/14 - 10/15/20)
Hypercom Corp (a)	1,865	16
Infinera Corp (a)	1,821	19	Investment in Joint Trading Account; Merrill	1,441	1,441
InterDigital Inc	1,245	52	Lynch Repurchase Agreement ; 0.15% dated
IPG Photonics Corp (a)	13,430	425	12/31/10 maturing 01/03/11 (collateralized by
Ixia (a)	13,998	234	Sovereign Agency Issues; $1,470,011; 0.00%;
Knology Inc (a)	716	11	dated 04/15/15 - 01/15/21)
LogMeIn Inc (a)	4,010	177	Investment in Joint Trading Account; Morgan	450	451
Loral Space & Communications Inc (a)	241	18	Stanley Repurchase Agreement; 0.12% dated
Netgear Inc (a)	794	27	12/31/10 maturing 01/03/11 (collateralized by
Neutral Tandem Inc (a)	884	13	Sovereign Agency Issues; $459,378; 1.98% -
Novatel Wireless Inc (a)	122	1	2.68%; dated 01/21/14 - 06/07/18)
					$ 3,513
NTELOS Holdings Corp	718	14	TOTAL REPURCHASE AGREEMENTS		$ 3,513
Oclaro Inc (a)	1,108	15
PAETEC Holding Corp (a)	3,481	13	Total Investments		$ 57,178
Plantronics Inc	1,366	51	Other Assets in Excess of Liabilities, Net - 4.50%		$ 2,693
Powerwave Technologies Inc (a)	62,581	159	TOTAL NET ASSETS - 100.00%		$ 59,871
RF Micro Devices Inc (a)	7,619	56

See accompanying notes

252

Schedule of Investments SmallCap Growth Account II December 31, 2010

(a)	Non-Income Producing Security
(b)	Security is Illiquid

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 14,790
Unrealized Depreciation		(888)
Net Unrealized Appreciation (Depreciation)		$ 13,902
Cost for federal income tax purposes		$ 43,276
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		19 .71%
Consumer, Cyclical		16.64%
Technology		14 .30%
Communications		13 .22%
Industrial		12 .44%
Financial		9 .96%
Energy		5 .36%
Basic Materials		3 .83%
Utilities		0 .04%
Diversified		0 .00%
Other Assets in Excess of Liabilities, Net		4 .50%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2011	Long	77	$ 5,936	$ 6,024	$ 88
$ 88

All dollar amounts are shown in thousands (000's)

See accompanying notes

253

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS - 98.67%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.60%			Banks (continued)
AAR Corp (a)	2,244 $	62	Bancfirst Corp	1,013 $	41
Astronics Corp (a)	142	3	Banco Latinoamericano de Comercio Exterior SA	5,601	104
Cubic Corp	507	24	Bancorp Rhode Island Inc	303	9
Curtiss-Wright Corp	5,718	190	Bank Mutual Corp	3,995	19
Ducommun Inc	5,368	117	Bank of Marin Bancorp	454	16
Esterline Technologies Corp (a)	4,609	316	Bank of the Ozarks Inc	2,157	93
GenCorp Inc (a)	4,808	25	Boston Private Financial Holdings Inc	39,278	257
Herley Industries Inc (a)	1,183	20	Bridge Bancorp Inc	373	9
Kaman Corp	682	20	Bryn Mawr Bank Corp	747	13
Kratos Defense & Security Solutions Inc (a)	1,388	18	Camden National Corp	1,438	52
LMI Aerospace Inc (a)	6,574	104	Cardinal Financial Corp	7,710	89
Moog Inc (a)	3,541	141	Cathay General Bancorp	10,615	177
Orbital Sciences Corp (a)	1,683	29	Center Financial Corp (a)	3,029	23
Teledyne Technologies Inc (a)	1,495	66	Century Bancorp Inc/MA	303	8
Triumph Group Inc	7,761	694	Chemical Financial Corp	3,781	84
	$ 1,829		Citizens & Northern Corp	2,800	42
Agriculture - 0.31%			Citizens Republic Bancorp Inc (a)	311,955	192
Alliance One International Inc (a)	5,103	22	City Holding Co	8,908	323
Andersons Inc/The	7,379	268	CNB Financial Corp/PA	1,836	27
MGP Ingredients Inc	1,997	22	Columbia Banking System Inc	4,806	101
Universal Corp/VA	1,185	48	Community Bank System Inc	8,830	246
	$ 360		Community Trust Bancorp Inc	6,881	200
Airlines - 1.73%			CVB Financial Corp	44,606	387
AirTran Holdings Inc (a)	11,363	84	Eagle Bancorp Inc (a)	1,437	21
Alaska Air Group Inc (a)	10,323	586	East West Bancorp Inc	5,600	109
Hawaiian Holdings Inc (a)	19,073	149	Enterprise Financial Services Corp	3,258	34
JetBlue Airways Corp (a)	48,673	321	Financial Institutions Inc	3,195	61
Pinnacle Airlines Corp (a)	3,729	30	First Bancorp Inc/ME	1,140	18
Republic Airways Holdings Inc (a)	36,323	266	First BanCorp/Puerto Rico (a)	2,900	1
Skywest Inc	3,217	50	First Bancorp/Troy NC	2,426	37
United Continental Holdings Inc (a)	1,600	38	First Busey Corp	7,900	37
US Airways Group Inc (a)	44,855	449	First Commonwealth Financial Corp	65,579	464
	$ 1,973		First Community Bancshares Inc/VA	6,963	104
Apparel - 1.63%			First Financial Bancorp	32,076	593
Carter's Inc (a)	2,700	80	First Financial Bankshares Inc	2,667	136
Columbia Sportswear Co	638	39	First Financial Corp/IN	2,239	78
Delta Apparel Inc (a)	480	7	First Interstate Bancsystem Inc	900	14
Iconix Brand Group Inc (a)	12,587	243	First Merchants Corp	4,700	42
Jones Group Inc/The	20,315	315	First Midwest Bancorp Inc/IL	3,687	42
Maidenform Brands Inc (a)	8,700	207	First of Long Island Corp/The	1,423	41
Oxford Industries Inc	10,000	256	First South Bancorp Inc/Washington NC	690	4
Perry Ellis International Inc (a)	17,642	485	FirstMerit Corp	12,374	245
Quiksilver Inc (a)	6,967	35	FNB Corp/PA	39,672	391
Timberland Co/The (a)	1,769	43	Fulton Financial Corp	10,000	103
Unifi Inc (a)	1,202	20	German American Bancorp Inc	1,720	32
Warnaco Group Inc/The (a)	2,200	121	Glacier Bancorp Inc	3,593	54
Weyco Group Inc	320	8	Great Southern Bancorp Inc	881	21
	$ 1,859		Hancock Holding Co	1,683	59
			Heartland Financial USA Inc	2,225	39
Automobile Manufacturers - 0.13%			Heritage Financial Corp/WA (a)	867	12
Force Protection Inc (a)	20,634	114
Wabash National Corp (a)	3,394	40	Home Bancshares Inc/AR	4,142	91
	$ 154		Hudson Valley Holding Corp	1,227	30
			Iberiabank Corp	3,632	215
Automobile Parts & Equipment - 0.28%			Independent Bank Corp/Rockland MA	5,859	158
Commercial Vehicle Group Inc (a)	1,417	23
Dana Holding Corp (a)	909	15	International Bancshares Corp	14,345	287
Exide Technologies (a)	3,276	31	Lakeland Bancorp Inc	8,096	89
			Lakeland Financial Corp	3,422	74

Miller Industries Inc/TN	843	12	MainSource Financial Group Inc	7,300	76
Modine Manufacturing Co (a)	2,239	35	MB Financial Inc	2,633	46
Spartan Motors Inc	6,463	39	Merchants Bancshares Inc	1,906	52
Standard Motor Products Inc	1,308	18	Metro Bancorp Inc (a)	1,198	13
Superior Industries International Inc	5,322	113	MidWestOne Financial Group Inc	885	14
Titan International Inc	1,680	33	Nara Bancorp Inc (a)	2,213	22
	$ 319		National Bankshares Inc	587	18
Banks - 10.16%			National Penn Bancshares Inc	17,672	141
1st Source Corp	2,361	47	NBT Bancorp Inc	6,112	148
1st United Bancorp Inc/Boca Raton (a)	1,000	7
			Old National Bancorp/IN	5,047	60
Alliance Financial Corp/NY	1,428	47	Oriental Financial Group Inc	2,816	35
American National Bankshares Inc	810	19	Orrstown Financial Services Inc	2,487	68
Ames National Corp	720	16	PacWest Bancorp	12,327	264
Arrow Financial Corp	797	22	Park National Corp	1,820	132

See accompanying notes

254

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Biotechnology (continued)
Peapack Gladstone Financial Corp	774 $	10	Transcept Pharmaceuticals Inc (a)	1,100 $	8
Penns Woods Bancorp Inc	346	14	United Therapeutics Corp (a)	900	57
Peoples Bancorp Inc/OH	2,665	42		$ 1,226
Pinnacle Financial Partners Inc (a)	1,920	26	Building Materials - 0.51%
Porter Bancorp Inc	711	8	Apogee Enterprises Inc	1,393	19
PrivateBancorp Inc	3,011	43	Comfort Systems USA Inc	2,124	28
Prosperity Bancshares Inc	6,571	258	Drew Industries Inc	1,041	23
Renasant Corp	6,484	109	Gibraltar Industries Inc (a)	3,900	53
Republic Bancorp Inc/KY	4,189	100	Interline Brands Inc (a)	8,292	189
S&T Bancorp Inc	6,846	155	Louisiana-Pacific Corp (a)	6,222	59
Sandy Spring Bancorp Inc	1,383	25	LSI Industries Inc	1,672	14
SCBT Financial Corp	2,844	93	Quanex Building Products Corp	4,759	90
Sierra Bancorp	8,940	96	Simpson Manufacturing Co Inc	216	7
Signature Bank/New York NY (a)	1,300	65	Texas Industries Inc	1,012	46
Simmons First National Corp	2,319	66	Trex Co Inc (a)	700	17
Southside Bancshares Inc	3,882	82	Universal Forest Products Inc	1,048	41
Southwest Bancorp Inc/Stillwater OK (a)	18,709	232		$ 586
State Bancorp Inc/NY	3,346	31	Chemicals - 2.28%
StellarOne Corp	3,600	52	A Schulman Inc	4,427	102
Sterling Bancorp/NY	2,219	23	Aceto Corp	8,126	73
Sterling Bancshares Inc/TX	13,477	94	American Vanguard Corp	1,775	15
Suffolk Bancorp	1,513	37	Arch Chemicals Inc	767	29
Susquehanna Bancshares Inc	19,438	188	Ferro Corp (a)	16,739	245
SVB Financial Group (a)	10,565	560	Georgia Gulf Corp (a)	1,683	41
SY Bancorp Inc	2,481	61	Hawkins Inc	132	6
Taylor Capital Group Inc (a)	826	11	HB Fuller Co	8,974	185
Texas Capital Bancshares Inc (a)	2,125	45	Innophos Holdings Inc	4,162	150
Tompkins Financial Corp	1,978	78	Kraton Performance Polymers Inc (a)	5,747	178
Tower Bancorp Inc	495	11	Minerals Technologies Inc	2,244	147
TowneBank/Portsmouth VA	1,263	20	NewMarket Corp	1,600	197
Trico Bancshares	200	3	Olin Corp	3,542	73
Trustco Bank Corp NY	16,663	105	OM Group Inc (a)	4,969	191
Trustmark Corp	7,459	185	PolyOne Corp (a)	15,279	191
UMB Financial Corp	6,737	279	Quaker Chemical Corp	267	11
Umpqua Holdings Corp	5,661	69	Rockwood Holdings Inc (a)	4,001	156
Union First Market Bankshares Corp	1,430	21	Sensient Technologies Corp	3,004	110
United Bankshares Inc	3,617	106	Solutia Inc (a)	8,000	185
United Community Banks Inc/GA (a)	74,099	145	Spartech Corp (a)	12,900	120
Univest Corp of Pennsylvania	1,446	28	TPC Group Inc (a)	693	21
Virginia Commerce Bancorp Inc (a)	1,703	11	Westlake Chemical Corp	1,169	51
Washington Banking Co	1,261	17	WR Grace & Co (a)	3,713	130
Washington Trust Bancorp Inc	3,095	68		$ 2,607
Webster Financial Corp	3,248	64	Coal - 0.60%
WesBanco Inc	4,563	87	Cloud Peak Energy Inc (a)	10,507	244
West Bancorporation Inc	6,157	48	International Coal Group Inc (a)	43,821	339
West Coast Bancorp/OR (a)	8,206	23	James River Coal Co (a)	479	12
Westamerica Bancorporation	934	52	Patriot Coal Corp (a)	4,595	89
Western Alliance Bancorp (a)	2,911	21
				$ 684
Whitney Holding Corp/LA	4,781	68
Wilshire Bancorp Inc	4,012	31	Commercial Services - 4.24%
			ABM Industries Inc	3,963	104
Wintrust Financial Corp	1,536	51	Advance America Cash Advance Centers Inc	15,947	90
	$ 11,612		Albany Molecular Research Inc (a)	2,066	12
Beverages - 0.12%			American Reprographics Co (a)	2,690	20
Boston Beer Co Inc (a)	1,500	143
			Arbitron Inc	2,100	87
			Barrett Business Services Inc	212	3
Biotechnology - 1.07%			CBIZ Inc (a)	10,262	64
Ariad Pharmaceuticals Inc (a)	7,100	36	Consolidated Graphics Inc (a)	2,700	131
Cambrex Corp (a)	2,518	13	Convergys Corp (a)	10,900	144
Celera Corp (a)	5,440	35	Cross Country Healthcare Inc (a)	2,725	23
Cubist Pharmaceuticals Inc (a)	5,200	111
			Deluxe Corp	18,792	432
Emergent Biosolutions Inc (a)	2,700	63	Dollar Financial Corp (a)	7,428	213
Enzon Pharmaceuticals Inc (a)	6,200	75
			Electro Rent Corp	1,509	24
Halozyme Therapeutics Inc (a)	1,600	13	Euronet Worldwide Inc (a)	2,756	48
Incyte Corp (a)	4,000	66	FleetCor Technologies Inc (a)	2,200	68
Lexicon Pharmaceuticals Inc (a)	57,760	84	Gartner Inc (a)	1,900	63
Martek Biosciences Corp (a)	13,786	431	Geo Group Inc/The (a)	1,572	39
Medicines Co/The (a)	10,895	154	Global Cash Access Holdings Inc (a)	4,224	13
Pacific Biosciences of California Inc (a)	2,700	43
			Great Lakes Dredge & Dock Corp	26,439	195
RTI Biologics Inc (a)	4,522	12	Hackett Group Inc/The (a)	944	3
SuperGen Inc (a)	4,595	12
			Heidrick & Struggles International Inc	811	23
Tengion Inc (a)	5,200	13	Hill International Inc (a)	1,718	11

See accompanying notes

255

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Distribution & Wholesale (continued)
Huron Consulting Group Inc (a)	857 $	23	Brightpoint Inc (a)	3,000 $	26
ICF International Inc (a)	988	25	Core-Mark Holding Co Inc (a)	4,105	146
ITT Educational Services Inc (a)	2,100	134	Owens & Minor Inc	1,188	35
Kelly Services Inc (a)	1,329	25	Scansource Inc (a)	1,522	49
Kendle International Inc (a)	1,228	13	School Specialty Inc (a)	1,023	14
Korn/Ferry International (a)	2,153	50	Titan Machinery Inc (a)	774	15
Live Nation Entertainment Inc (a)	6,963	79	United Stationers Inc (a)	3,908	249
Mac-Gray Corp	3,438	52	WESCO International Inc (a)	900	48
MAXIMUS Inc	2,900	190		$ 602
McGrath Rentcorp	801	21	Diversified Financial Services - 2.75%
Multi-Color Corp	854	17	Artio Global Investors Inc	4,236	63
Navigant Consulting Inc (a)	7,617	70	BGC Partners Inc	44,300	368
On Assignment Inc (a)	2,849	23	Calamos Asset Management Inc	9,101	127
Parexel International Corp (a)	800	17	Cohen & Steers Inc	295	8
PHH Corp (a)	32,316	749	CompuCredit Holdings Corp (a)	4,885	34
Rent-A-Center Inc/TX	22,398	723	Encore Capital Group Inc (a)	4,274	100
RSC Holdings Inc (a)	2,457	24	Epoch Holding Corp	168	3
SFN Group Inc (a)	2,227	22	Federal Agricultural Mortgage Corp	854	14
Stewart Enterprises Inc	19,380	130	GAMCO Investors Inc	236	11
Team Inc (a)	4,387	106	GFI Group Inc	19,720	93
TeleTech Holdings Inc (a)	1,854	38	International Assets Holding Corp (a)	1,122	27
TrueBlue Inc (a)	1,424	26	Investment Technology Group Inc (a)	11,350	186
United Rentals Inc (a)	11,953	272	KBW Inc	991	28
Valassis Communications Inc (a)	5,800	188	Knight Capital Group Inc (a)	14,650	202
Viad Corp	874	22	LaBranche & Co Inc (a)	16,100	58
	$ 4,849		Marlin Business Services Corp (a)	1,837	23
Computers - 1.24%			MF Global Holdings Ltd (a)	5,159	43
CACI International Inc (a)	1,629	87	National Financial Partners Corp (a)	29,479	395
Ciber Inc (a)	19,465	91	Nelnet Inc	16,362	387
Computer Task Group Inc (a)	418	5	Netspend Holdings Inc (a)	3,000	38
DST Systems Inc	1,900	84	Ocwen Financial Corp (a)	14,055	134
Electronics for Imaging Inc (a)	2,601	37	Oppenheimer Holdings Inc	1,892	50
Hutchinson Technology Inc (a)	2,056	8	Penson Worldwide Inc (a)	5,500	27
Imation Corp (a)	12,824	132	Piper Jaffray Cos (a)	855	30
Insight Enterprises Inc (a)	12,845	169	Sanders Morris Harris Group Inc	3,000	22
Integral Systems Inc/MD (a)	1,407	14	World Acceptance Corp (a)	12,681	669
Mentor Graphics Corp (a)	3,019	36		$ 3,140
Mercury Computer Systems Inc (a)	4,781	88	Electric - 3.30%
Netscout Systems Inc (a)	2,000	46	Allete Inc	1,920	72
Quantum Corp (a)	1,812	7	Ameresco Inc (a)	383	5
Radisys Corp (a)	2,061	18	Avista Corp	6,009	136
RealD Inc (a)	200	5	Black Hills Corp	1,940	58
Rimage Corp (a)	792	12	Central Vermont Public Service Corp	3,053	67
SMART Modular Technologies WWH Inc (a)	5,270	31	CH Energy Group Inc	753	37
SRA International Inc (a)	15,145	310	Cleco Corp	11,873	365
SYKES Enterprises Inc (a)	2,083	42	Dynegy Inc (a)	5,103	29
Synaptics Inc (a)	3,000	88	El Paso Electric Co (a)	18,362	505
Unisys Corp (a)	3,770	97	Empire District Electric Co/The	2,003	44
Virtusa Corp (a)	557	9	IDACORP Inc	17,902	662
	$ 1,416		MGE Energy Inc	3,347	143
Consumer Products - 1.48%			NorthWestern Corp	2,302	66
ACCO Brands Corp (a)	10,195	87	Otter Tail Corp	1,684	38
American Greetings Corp	12,245	272	PNM Resources Inc	22,241	290
Blyth Inc	1,847	64	Portland General Electric Co	18,046	392
Central Garden and Pet Co (a)	3,500	34	UIL Holdings Corp	4,679	140
Central Garden and Pet Co - A Shares (a)	14,754	146	Unisource Energy Corp	11,858	425
Ennis Inc	1,175	20	Westar Energy Inc	11,800	297
Helen of Troy Ltd (a)	19,436	578		$ 3,771
Jarden Corp	965	30	Electrical Components & Equipment - 0.91%
Kid Brands Inc (a)	2,881	25	Advanced Battery Technologies Inc (a)	1,753	7
Oil-Dri Corp of America	431	9	Belden Inc	900	33
Prestige Brands Holdings Inc (a)	14,904	178	Encore Wire Corp	868	22
Spectrum Brands Holdings Inc (a)	8,036	250	EnerSys (a)	11,577	371
WD-40 Co	80	3	Generac Holdings Inc (a)	1,092	18
	$ 1,696		GrafTech International Ltd (a)	14,800	294
Cosmetics & Personal Care - 0.04%			Insteel Industries Inc	4,300	54
Elizabeth Arden Inc (a)	2,018	46	Littelfuse Inc	4,567	215
Revlon Inc (a)	481	5	Powell Industries Inc (a)	774	25
	$ 51			$ 1,039
Distribution & Wholesale - 0.53%			Electronics - 1.59%
BMP Sunstone Corp (a)	1,982	20	Analogic Corp	2,820	140

See accompanying notes

256

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Electronics (continued)			Food (continued)
Bel Fuse Inc	856 $	20	J&J Snack Foods Corp	79 $	4
Benchmark Electronics Inc (a)	7,459	135	M&F Worldwide Corp (a)	863	20
Brady Corp	2,805	91	Nash Finch Co	3,815	162
Checkpoint Systems Inc (a)	4,163	86	Pilgrim's Pride Corp (a)	2,403	17
Coherent Inc (a)	401	18	Ruddick Corp	1,210	45
CTS Corp	2,107	23	Sanderson Farms Inc	213	8
Cymer Inc (a)	1,283	58	Seaboard Corp	30	60
Daktronics Inc	6,280	100	Spartan Stores Inc	11,980	203
DDi Corp	700	8	TreeHouse Foods Inc (a)	3,203	163
Electro Scientific Industries Inc (a)	1,447	23	Village Super Market Inc	271	9
FEI Co (a)	4,776	127	Weis Markets Inc	619	25
L-1 Identity Solutions Inc (a)	3,820	46	Winn-Dixie Stores Inc (a)	2,587	19
LaBarge Inc (a)	272	4		$ 1,437
Measurement Specialties Inc (a)	827	24	Forest Products & Paper - 1.19%
Methode Electronics Inc	1,363	18	Boise Inc	44,947	356
Multi-Fineline Electronix Inc (a)	115	3	Buckeye Technologies Inc	18,616	391
Newport Corp (a)	1,447	25	Clearwater Paper Corp (a)	267	21
OSI Systems Inc (a)	373	14	Domtar Corp	1,300	99
Park Electrochemical Corp	638	19	KapStone Paper and Packaging Corp (a)	11,924	183
Rofin-Sinar Technologies Inc (a)	988	35	Neenah Paper Inc	5,341	105
Rogers Corp (a)	657	25	PH Glatfelter Co	8,893	109
Sanmina-SCI Corp (a)	2,900	33	Potlatch Corp	1,092	35
Spectrum Control Inc (a)	3,494	52	Schweitzer-Mauduit International Inc	600	38
TTM Technologies Inc (a)	13,654	204	Wausau Paper Corp	2,278	20
Vishay Intertechnology Inc (a)	10,600	156		$ 1,357
Watts Water Technologies Inc	8,123	298	Gas - 2.09%
X-Rite Inc (a)	2,922	13	Chesapeake Utilities Corp	2,167	90
Zygo Corp (a)	1,248	15	Laclede Group Inc/The	1,044	38
	$ 1,813		New Jersey Resources Corp	9,917	427
Energy - Alternate Sources - 0.02%			Nicor Inc	2,262	113
Green Plains Renewable Energy Inc (a)	1,415	16	Northwest Natural Gas Co	1,641	76
REX American Resources Corp (a)	598	9	Piedmont Natural Gas Co Inc	3,572	100
	$ 25		South Jersey Industries Inc	4,123	218
Engineering & Construction - 1.13%			Southwest Gas Corp	19,043	698
Argan Inc (a)	561	5	WGL Holdings Inc	17,512	627
Dycom Industries Inc (a)	2,151	32		$ 2,387
EMCOR Group Inc (a)	19,493	565	Hand & Machine Tools - 0.23%
Granite Construction Inc	1,736	48	Franklin Electric Co Inc	160	6
Insituform Technologies Inc (a)	481	13	Regal-Beloit Corp	3,800	254
Layne Christensen Co (a)	1,078	37		$ 260
MasTec Inc (a)	23,545	343
			Healthcare - Products - 0.96%
Michael Baker Corp (a)	613	19	Affymetrix Inc (a)	5,551	28
Sterling Construction Co Inc (a)	1,415	18	Angiodynamics Inc (a)	1,480	23
Tutor Perini Corp	9,422	202	Cantel Medical Corp	5,115	120
VSE Corp	186	6	CardioNet Inc (a)	1,594	7
	$ 1,288		CONMED Corp (a)	1,540	41
Entertainment - 0.38%			CryoLife Inc (a)	2,271	12
Ascent Media Corp (a)	664	26	Cynosure Inc (a)	823	8
Bluegreen Corp (a)	1,269	4	GenMark Diagnostics Inc (a)	5,000	20
Churchill Downs Inc	457	20	Greatbatch Inc (a)	14,408	348
Cinemark Holdings Inc	3,205	55	Hanger Orthopedic Group Inc (a)	1,106	23
Isle of Capri Casinos Inc (a)	18,100	185	ICU Medical Inc (a)	774	28
Pinnacle Entertainment Inc (a)	2,832	40	Invacare Corp	9,249	279
Speedway Motorsports Inc	1,084	16	Medical Action Industries Inc (a)	1,254	12
Vail Resorts Inc (a)	1,789	93	Merit Medical Systems Inc (a)	236	4
	$ 439		Solta Medical Inc (a)	3,660	11
Environmental Control - 0.11%			STERIS Corp	1,700	62
Darling International Inc (a)	1,842	25	SurModics Inc (a)	649	8
EnergySolutions Inc	5,076	28	Syneron Medical Ltd (a)	2,353	24
Metalico Inc (a)	10,500	62	TomoTherapy Inc (a)	2,737	10
Met-Pro Corp	1,198	14	Vital Images Inc (a)	345	5
	$ 129		Wright Medical Group Inc (a)	1,254	20
Food - 1.26%			Young Innovations Inc	320	10
B&G Foods Inc	6,707	92		$ 1,103
Cal-Maine Foods Inc	2,006	63	Healthcare - Services - 2.69%
Chiquita Brands International Inc (a)	2,635	37	Allied Healthcare International Inc (a)	8,483	21
Dole Food Co Inc (a)	10,373	140	American Dental Partners Inc (a)	1,308	18
Fresh Del Monte Produce Inc	9,154	228	AMERIGROUP Corp (a)	9,164	403
Fresh Market Inc/The (a)	1,400	58	Amsurg Corp (a)	4,059	85
Hain Celestial Group Inc (a)	2,353	64	Assisted Living Concepts Inc (a)	856	28
Ingles Markets Inc	1,061	20	Capital Senior Living Corp (a)	2,370	16

See accompanying notes

257

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services (continued)			Insurance (continued)
Centene Corp (a)	2,778 $	70	Kansas City Life Insurance Co	371 $	12
Continucare Corp (a)	9,797	46	Maiden Holdings Ltd	2,766	22
Five Star Quality Care Inc (a)	44,578	316	Meadowbrook Insurance Group Inc	12,714	130
Gentiva Health Services Inc (a)	6,995	186	MGIC Investment Corp (a)	17,865	183
Healthsouth Corp (a)	479	10	Montpelier Re Holdings Ltd ADR	18,185	362
Healthspring Inc (a)	13,511	358	National Interstate Corp	510	11
Healthways Inc (a)	1,949	22	National Western Life Insurance Co	126	21
Kindred Healthcare Inc (a)	14,307	263	Navigators Group Inc/The (a)	1,591	80
Magellan Health Services Inc (a)	11,996	567	Old Republic International Corp	2,790	38
Molina Healthcare Inc (a)	481	13	Platinum Underwriters Holdings Ltd	15,397	692
National Healthcare Corp	507	23	PMI Group Inc/The (a)	29,506	97
NovaMed Inc (a)	1	—	Presidential Life Corp	1,803	18
RehabCare Group Inc (a)	3,186	75	Primerica Inc	1,362	33
Select Medical Holdings Corp (a)	17,798	130	Primus Guaranty Ltd (a)	1,416	7
Skilled Healthcare Group Inc (a)	9,000	81	ProAssurance Corp (a)	2,763	168
Sun Healthcare Group Inc (a)	2,168	27	Protective Life Corp	1,100	29
Triple-S Management Corp (a)	13,353	255	Radian Group Inc	27,199	219
US Physical Therapy Inc (a)	58	1	RLI Corp	1,041	55
WellCare Health Plans Inc (a)	2,074	63	Safety Insurance Group Inc	720	34
	$ 3,077		Selective Insurance Group Inc	9,146	166
Holding Companies - Diversified - 0.04%			StanCorp Financial Group Inc	2,600	117
Compass Diversified Holdings	1,653	29	Tower Group Inc	1,946	50
Primoris Services Corp	1,576	15	United Fire & Casualty Co	1,283	29
	$ 44		Unitrin Inc	2,300	56
Home Builders - 0.18%			Universal American Corp/NY	8,116	166
Beazer Homes USA Inc (a)	3,716	20	Universal Insurance Holdings Inc	1,522	7
Brookfield Homes Corp (a)	2,336	22		$ 6,331
Meritage Homes Corp (a)	1,485	33	Internet - 0.60%
Ryland Group Inc	2,222	38	1-800-Flowers.com Inc (a)	2,137	6
Standard Pacific Corp (a)	20,041	92	BroadSoft Inc (a)	154	4
	$ 205		Digital River Inc (a)	1,951	67
Home Furnishings - 0.22%			Earthlink Inc	23,705	204
Audiovox Corp (a)	1,423	12	ePlus Inc (a)	319	7
Hooker Furniture Corp	1,095	16	Infospace Inc (a)	2,751	23
La-Z-Boy Inc (a)	3,444	31	Internap Network Services Corp (a)	4,253	26
Select Comfort Corp (a)	18,420	168	Internet Capital Group Inc (a)	1,976	28
Universal Electronics Inc (a)	747	21	IntraLinks Holdings Inc (a)	4,200	79
	$ 248		j2 Global Communications Inc (a)	800	23
Housewares - 0.07%			Keynote Systems Inc	974	14
Libbey Inc (a)	1,415	22	Knot Inc/The (a)	1,210	12
Lifetime Brands Inc (a)	4,000	56	Online Resources Corp (a)	1,549	7
			Perficient Inc (a)	637	8
	$ 78		S1 Corp (a)	3,012	21
Insurance - 5.54%			TeleCommunication Systems Inc (a)	2,350	11
Alterra Capital Holdings Ltd	11,201	243	TIBCO Software Inc (a)	2,000	39
American Equity Investment Life Holding Co	47,427	596
American Safety Insurance Holdings Ltd (a)	4,508	96	United Online Inc	6,408	42
			ValueClick Inc (a)	3,876	62
Amerisafe Inc (a)	13,673	240
			VASCO Data Security International Inc (a)	572	5
Amtrust Financial Services Inc	8,000	140
Argo Group International Holdings Ltd	2,668	99		$ 688
Aspen Insurance Holdings Ltd	9,250	265	Investment Companies - 0.96%
Assured Guaranty Ltd	10,800	191	Apollo Investment Corp	9,531	106
Baldwin & Lyons Inc	690	16	Arlington Asset Investment Corp	587	14
Citizens Inc/TX (a)	3,205	24	BlackRock Kelso Capital Corp	7,629	84
CNA Surety Corp (a)	1,016	24	Capital Southwest Corp	246	26
CNO Financial Group Inc (a)	30,722	209	Fifth Street Finance Corp	3,070	37
Delphi Financial Group Inc	21,298	615	Gladstone Capital Corp	3,100	36
EMC Insurance Group Inc	406	9	Golub Capital BDC Inc	640	11
Employers Holdings Inc	2,394	42	Hercules Technology Growth Capital Inc	6,916	71
Enstar Group Ltd (a)	394	33	Main Street Capital Corp	1,275	23
FBL Financial Group Inc	774	22	MCG Capital Corp	24,796	173
First American Financial Corp	5,583	83	NGP Capital Resources Co	1,889	17
Flagstone Reinsurance Holdings SA	8,064	101	PennantPark Investment Corp	1,790	22
FPIC Insurance Group Inc (a)	559	21	Prospect Capital Corp	36,086	390
Gerova Financial Group Ltd (a)	123	4	Solar Capital Ltd	495	12
Global Indemnity PLC (a)	1,184	24	TICC Capital Corp	4,955	56
Greenlight Capital Re Ltd (a)	1,610	43	Triangle Capital Corp	1,298	25
Hallmark Financial Services (a)	3,515	32		$ 1,103
Harleysville Group Inc	642	24	Iron & Steel - 0.02%
Hilltop Holdings Inc (a)	1,894	19	Universal Stainless & Alloy (a)	567	18
Horace Mann Educators Corp	14,786	267
Infinity Property & Casualty Corp	763	47

See accompanying notes

258

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Leisure Products & Services - 0.06%			Mining - 1.27%
Arctic Cat Inc (a)	1,068 $	16	Brush Engineered Materials Inc (a)	974 $	38
Callaway Golf Co	3,083	25	Century Aluminum Co (a)	5,179	80
Johnson Outdoors Inc (a)	373	5	Coeur d'Alene Mines Corp (a)	17,087	467
Life Time Fitness Inc (a)	401	16	Compass Minerals International Inc	900	80
Multimedia Games Inc (a)	1,636	9	Contango ORE Inc (a),(b)	34	—
	$ 71		Hecla Mining Co (a)	15,492	175
Lodging - 0.14%			Horsehead Holding Corp (a)	2,082	27
Boyd Gaming Corp (a)	3,045	32	Kaiser Aluminum Corp	744	37
Gaylord Entertainment Co (a)	1,713	62	Molycorp Inc (a)	704	35
Monarch Casino & Resort Inc (a)	561	7	Royal Gold Inc	1,600	88
Orient-Express Hotels Ltd (a)	4,334	56	Stillwater Mining Co (a)	7,100	152
Red Lion Hotels Corp (a)	1,062	9	Thompson Creek Metals Co Inc (a)	7,588	112
	$ 166		USEC Inc (a)	26,301	158
Machinery - Construction & Mining - 0.03%				$ 1,449
Astec Industries Inc (a)	1,110	36	Miscellaneous Manufacturing - 1.89%
			Acuity Brands Inc	4,200	242
Machinery - Diversified - 1.25%			Ameron International Corp	526	40
Alamo Group Inc	505	14	AO Smith Corp	11,109	423
Albany International Corp	3,682	87	AZZ Inc	73	3
Altra Holdings Inc (a)	3,900	77	Barnes Group Inc	9,500	196
Applied Industrial Technologies Inc	19,250	625	Brink's Co/The	641	17
Briggs & Stratton Corp	11,096	219	Ceradyne Inc (a)	8,764	276
Cascade Corp	1,026	49	CLARCOR Inc	294	13
Chart Industries Inc (a)	1,409	48	EnPro Industries Inc (a)	12,494	520
Columbus McKinnon Corp/NY (a)	960	20	ESCO Technologies Inc	1,517	58
Gerber Scientific Inc (a)	2,217	17	Fabrinet (a)	265	6
Intermec Inc (a)	1,736	22	Federal Signal Corp	3,098	21
Intevac Inc (a)	1,160	16	GP Strategies Corp (a)	4,608	47
Kadant Inc (a)	3,401	80	Griffon Corp (a)	2,393	31
NACCO Industries Inc	526	57	Hexcel Corp (a)	1,505	27
Robbins & Myers Inc	1,535	55	Koppers Holdings Inc	1,700	61
Tennant Co	600	23	Lydall Inc (a)	1,495	12
Twin Disc Inc	712	21	Myers Industries Inc	4,947	48
	$ 1,430		Standex International Corp	2,463	74
Media - 1.02%			Tredegar Corp	1,298	25
AH Belo Corp (a)	1,576	14	Trimas Corp (a)	1,092	22
CKX Inc (a)	4,014	16		$ 2,162
Courier Corp	898	14	Office Furnishings - 0.11%
Crown Media Holdings Inc (a)	4,027	11	Knoll Inc	5,300	89
Cumulus Media Inc (a)	1,535	7	Steelcase Inc	3,896	41
Dex One Corp (a)	2,644	20		$ 130
Dolan Co/The (a)	6,695	93	Oil & Gas - 3.77%
Entercom Communications Corp (a)	373	4	Approach Resources Inc (a)	1,110	26
EW Scripps Co (a)	2,520	26	ATP Oil & Gas Corp (a)	2,197	37
Gray Television Inc (a)	4,250	8	Berry Petroleum Co	6,911	302
Journal Communications Inc (a)	18,959	95	Bill Barrett Corp (a)	2,715	112
LIN TV Corp (a)	2,324	12	Brigham Exploration Co (a)	4,300	117
LodgeNet Interactive Corp (a)	35,822	152	Clayton Williams Energy Inc (a)	161	13
Mediacom Communications Corp (a)	2,303	19	Contango Oil & Gas Co (a)	346	20
New York Times Co/The (a)	12,800	125	CVR Energy Inc (a)	33,272	505
Nexstar Broadcasting Group Inc (a)	805	5	Energy Partners Ltd (a)	5,072	75
Outdoor Channel Holdings Inc (a)	1,022	7	EXCO Resources Inc	12,200	237
Primedia Inc	10,911	46	Georesources Inc (a)	1,148	25
Scholastic Corp	11,536	341	Goodrich Petroleum Corp (a)	1,201	21
Sinclair Broadcast Group Inc	9,788	80	Gulfport Energy Corp (a)	27,600	598
World Wrestling Entertainment Inc	5,006	72	Harvest Natural Resources Inc (a)	1,635	20
	$ 1,167		Oasis Petroleum Inc (a)	1,211	33
Metal Fabrication & Hardware - 0.85%			Parker Drilling Co (a)	6,357	29
Ampco-Pittsburgh Corp	681	19	Penn Virginia Corp	2,259	38
CIRCOR International Inc	2,696	114	Petroleum Development Corp (a)	1,048	44
Haynes International Inc	532	22	Petroquest Energy Inc (a)	37,129	279
Kaydon Corp	4,900	200	Pioneer Drilling Co (a)	3,128	28
Ladish Co Inc (a)	867	42	Resolute Energy Corp (a)	1,709	25
Lawson Products Inc/DE	354	9	Rex Energy Corp (a)	1,328	18
LB Foster Co (a)	587	24	Rosetta Resources Inc (a)	1,004	38
Mueller Industries Inc	1,870	61	Stone Energy Corp (a)	19,828	442
Olympic Steel Inc	600	17	Swift Energy Co (a)	13,117	514
RTI International Metals Inc (a)	1,309	35	Vaalco Energy Inc (a)	27,728	199
Worthington Industries Inc	23,256	428	W&T Offshore Inc	17,623	315
	$ 971		Warren Resources Inc (a)	36,236	164

See accompanying notes

259

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS (continued)
Western Refining Inc (a)	2,973 $	31	Associated Estates Realty Corp	2,723 $	42
	$ 4,305		BioMed Realty Trust Inc	25,993	484
Oil & Gas Services - 2.00%			Brandywine Realty Trust	14,100	164
Allis-Chalmers Energy Inc (a)	3,128	22	CapLease Inc	27,281	159
Basic Energy Services Inc (a)	1,147	19	Capstead Mortgage Corp	3,558	45
Cal Dive International Inc (a)	58,130	329	CBL & Associates Properties Inc	29,372	514
Complete Production Services Inc (a)	10,468	309	Cedar Shopping Centers Inc	2,711	17
Global Geophysical Services Inc (a)	200	2	Chatham Lodging Trust	747	13
Global Industries Ltd (a)	15,659	109	Cogdell Spencer Inc	9,600	56
Gulf Island Fabrication Inc	1,518	43	Colonial Properties Trust	11,373	205
Helix Energy Solutions Group Inc (a)	6,070	74	CommonWealth REIT	5,500	140
Hornbeck Offshore Services Inc (a)	1,261	26	Cousins Properties Inc	4,521	38
ION Geophysical Corp (a)	26,800	227	Cypress Sharpridge Investments Inc	1,775	23
Key Energy Services Inc (a)	6,734	87	DCT Industrial Trust Inc	32,731	174
Lufkin Industries Inc	1,900	119	Developers Diversified Realty Corp	6,300	89
Matrix Service Co (a)	1,949	24	DiamondRock Hospitality Co (a)	23,786	286
Natural Gas Services Group Inc (a)	919	17	Douglas Emmett Inc	1,600	27
Newpark Resources Inc (a)	44,544	275	DuPont Fabros Technology Inc	1,530	33
OYO Geospace Corp (a)	29	3	Dynex Capital Inc	1,800	20
RPC Inc	3,793	69	EastGroup Properties Inc	3,056	129
T-3 Energy Services Inc (a)	2,591	103	Education Realty Trust Inc	8,935	69
Targa Resources Corp	1,400	38	Entertainment Properties Trust	9,981	461
Tesco Corp (a)	1,771	28	Equity Lifestyle Properties Inc	3,101	173
Tetra Technologies Inc (a)	28,254	335	Equity One Inc	1,800	33
Willbros Group Inc (a)	2,787	27	Extra Space Storage Inc	9,168	160
	$ 2,285		FelCor Lodging Trust Inc (a)	13,177	92
			First Industrial Realty Trust Inc (a)	74,536	652
Packaging & Containers - 0.57%
Graphic Packaging Holding Co (a)	6,402	25	First Potomac Realty Trust	7,299	122
Rock-Tenn Co	6,649	359	Franklin Street Properties Corp	3,470	49
Silgan Holdings Inc	7,362	263	Getty Realty Corp	4,090	128
	$ 647		Gladstone Commercial Corp	709	13
Pharmaceuticals - 1.34%			Glimcher Realty Trust	5,128	43
Alkermes Inc (a)	15,737	193	Government Properties Income Trust	1,674	45
Caraco Pharmaceutical Laboratories Ltd (a)	664	3	Hatteras Financial Corp	2,293	69
Cornerstone Therapeutics Inc (a)	665	4	Healthcare Realty Trust Inc	3,703	78
Hi-Tech Pharmacal Co Inc (a)	2,600	65	Hersha Hospitality Trust	26,317	174
Impax Laboratories Inc (a)	587	12	Highwoods Properties Inc	5,343	170
Lannett Co Inc (a)	650	4	Home Properties Inc	2,615	145
Medicis Pharmaceutical Corp	3,419	91	Inland Real Estate Corp	10,198	90
Nabi Biopharmaceuticals (a)	7,600	44	Invesco Mortgage Capital Inc	7,377	161
Nutraceutical International Corp (a)	3,541	50	Investors Real Estate Trust	3,740	34
Obagi Medical Products Inc (a)	3,800	44	iStar Financial Inc (a)	4,490	35
Par Pharmaceutical Cos Inc (a)	15,303	589	Kilroy Realty Corp	3,221	117
Pharmasset Inc (a)	800	35	Kite Realty Group Trust	12,400	67
PharMerica Corp (a)	14,550	167	LaSalle Hotel Properties	19,748	522
Schiff Nutrition International Inc	872	8	Lexington Realty Trust	92,310	734
Sucampo Pharmaceuticals Inc (a)	929	3	LTC Properties Inc	5,369	151
USANA Health Sciences Inc (a)	3,000	130	Medical Properties Trust Inc	21,493	232
Viropharma Inc (a)	4,435	77	MFA Financial Inc	69,307	565
XenoPort Inc (a)	900	8	Mid-America Apartment Communities Inc	3,070	195
	$ 1,527		Mission West Properties Inc	1,484	10
			Monmouth Real Estate Investment Corp	2,323	20
Pipelines - 0.02%			MPG Office Trust Inc (a)	17,800	49
Crosstex Energy Inc	2,271	20	National Health Investors Inc	2,601	117
			National Retail Properties Inc	20,749	551
Private Equity - 0.29%			Newcastle Investment Corp (a)	3,097	21
American Capital Ltd (a)	43,782	331
			Omega Healthcare Investors Inc	19,443	436
			One Liberty Properties Inc	747	12
Publicly Traded Investment Fund - 0.01%			Parkway Properties Inc/Md	23,201	406
THL Credit Inc	774	10	Pebblebrook Hotel Trust	3,633	74
			Pennsylvania Real Estate Investment Trust	23,638	344
Real Forestar Estate Group - 0.03% Inc (a)	1,777	34	Post Properties Inc	2,948	107
HFF Inc (a)	613	6	PS Business Parks Inc	5,020	280
	$ 40		Ramco-Gershenson Properties Trust	3,496	44
			Redwood Trust Inc	3,873	58
REITS - 12.59%			Resource Capital Corp	15,637	115
Acadia Realty Trust	3,342	61	Retail Opportunity Investments Corp	2,083	21
Agree Realty Corp	774	20	Sabra Healthcare REIT Inc	1,408	26
American Campus Communities Inc	11,171	355	Saul Centers Inc	2,101	100
American Capital Agency Corp	20,692	595	Senior Housing Properties Trust	14,500	318
Anworth Mortgage Asset Corp	60,873	426
Ashford Hospitality Trust Inc (a)	55,874	540	Sovran Self Storage Inc	1,674	62

See accompanying notes

260

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			Retail (continued)
Starwood Property Trust Inc	2,377 $	51	Steinway Musical Instruments Inc (a)	558 $	11
Strategic Hotels & Resorts Inc (a)	5,262	28	Susser Holdings Corp (a)	557	8
Sun Communities Inc	4,795	159	Systemax Inc (a)	173	2
Sunstone Hotel Investors Inc (a)	24,911	257	Talbots Inc (a)	774	7
Tanger Factory Outlet Centers	988	51	Tuesday Morning Corp (a)	2,568	14
UMH Properties Inc	856	9	West Marine Inc (a)	1,185	13
Universal Health Realty Income Trust	495	18	Wet Seal Inc/The (a)	2,403	9
Urstadt Biddle Properties Inc	1,132	22	World Fuel Services Corp	7,475	270
U-Store-It Trust	30,296	288		$ 5,650
Walter Investment Management Corp	1,281	23	Savings & Loans - 1.98%
Washington Real Estate Investment Trust	2,763	86	Astoria Financial Corp	5,018	70
	$ 14,397		B of I Holding Inc (a)	613	10
Retail - 4.94%			BankFinancial Corp	3,982	38
99 Cents Only Stores (a)	458	7	Berkshire Hills Bancorp Inc	3,809	85
AFC Enterprises Inc (a)	401	6	Brookline Bancorp Inc	28,093	305
America's Car-Mart Inc (a)	328	9	Capitol Federal Financial Inc	1,200	14
Barnes & Noble Inc	1,901	27	Clifton Savings Bancorp Inc	867	9
Biglari Holdings Inc (a)	62	25	Danvers Bancorp Inc	1,634	29
Bob Evans Farms Inc	3,690	122	Dime Community Bancshares Inc	4,848	71
Bon-Ton Stores Inc/The (a)	667	8	ESB Financial Corp	757	12
Books-A-Million Inc	597	3	ESSA Bancorp Inc	1,279	17
Bravo Brio Restaurant Group Inc (a)	6,400	123	First Niagara Financial Group Inc	13,246	185
Brown Shoe Co Inc	5,152	72	Flushing Financial Corp	5,359	75
Buckle Inc/The	175	7	Home Bancorp Inc (a)	733	10
Cabela's Inc (a)	30,703	668	Home Federal Bancorp Inc/ID	1,455	18
Casey's General Stores Inc	1,325	56	Investors Bancorp Inc (a)	2,345	31
Cash America International Inc	12,322	455	Kaiser Federal Financial Group Inc	268	3
Charming Shoppes Inc (a)	5,973	21	Kearny Financial Corp	1,331	11
Childrens Place Retail Stores Inc/The (a)	2,239	111	Meridian Interstate Bancorp Inc (a)	817	10
Christopher & Banks Corp	20,880	128	NASB Financial Inc	300	5
Collective Brands Inc (a)	8,849	186	NewAlliance Bancshares Inc	23,440	351
Conn's Inc (a)	17,637	82	Northwest Bancshares Inc	19,958	235
Cracker Barrel Old Country Store Inc	160	9	OceanFirst Financial Corp	3,899	50
Dillard's Inc	13,392	508	Oritani Financial Corp	2,172	27
Domino's Pizza Inc (a)	17,809	284	Provident Financial Services Inc	23,005	348
Dress Barn Inc (a)	321	8	Provident New York Bancorp	2,217	23
DSW Inc (a)	4,400	172	Rockville Financial Inc	691	8
Ezcorp Inc (a)	293	8	United Financial Bancorp Inc	1,469	22
Finish Line Inc/The	21,303	366	ViewPoint Financial Group	6,498	76
Fred's Inc	2,217	30	WSFS Financial Corp	2,401	114
Genesco Inc (a)	3,550	133		$ 2,262
Gordmans Stores Inc (a)	216	4	Semiconductors - 2.28%
Group 1 Automotive Inc	1,092	46	Aeroflex Holding Corp (a)	1,700	28
Jack in the Box Inc (a)	345	7	Alpha & Omega Semiconductor Ltd (a)	400	5
Jo-Ann Stores Inc (a)	3,100	187	Amkor Technology Inc (a)	7,900	58
Kenneth Cole Productions Inc (a)	3,942	50	Anadigics Inc (a)	1,517	10
Lithia Motors Inc	1,712	24	ATMI Inc (a)	1,683	33
MarineMax Inc (a)	10,323	97	Brooks Automation Inc (a)	2,296	21
McCormick & Schmick's Seafood Restaurants Inc (a)	767	7	Cabot Microelectronics Corp (a)	1,042	43
			Cohu Inc	1,683	28
Men's Wearhouse Inc	2,964	74	DSP Group Inc (a)	1,966	16
O'Charleys Inc (a)	1,460	11	Emulex Corp (a)	4,595	53
OfficeMax Inc (a)	3,045	54	Entegris Inc (a)	19,243	144
Pacific Sunwear of California Inc (a)	3,268	18	Fairchild Semiconductor International Inc (a)	15,800	247
Pantry Inc/The (a)	3,141	63	FormFactor Inc (a)	2,484	22
Papa John's International Inc (a)	328	9	GSI Technology Inc (a)	518	4
PC Connection Inc (a)	814	7	Inphi Corp (a)	3,100	62
Penske Automotive Group Inc (a)	1,362	24	Integrated Device Technology Inc (a)	3,552	24
PEP Boys-Manny Moe & Jack	3,035	41	Integrated Silicon Solution Inc (a)	18,600	149
Red Robin Gourmet Burgers Inc (a)	1,357	29	IXYS Corp (a)	3,974	46
Regis Corp	3,270	54	Kopin Corp (a)	3,633	15
Rite Aid Corp (a)	25,596	23	Kulicke & Soffa Industries Inc (a)	17,500	126
Ruby Tuesday Inc (a)	18,153	237	Microsemi Corp (a)	2,571	59
Rush Enterprises Inc - Class A (a)	3,416	70	MKS Instruments Inc	16,557	406
Ruth's Hospitality Group Inc (a)	16,742	77	Omnivision Technologies Inc (a)	619	18
Saks Inc (a)	13,640	146	Pericom Semiconductor Corp (a)	2,123	23
Sally Beauty Holdings Inc (a)	775	11	Photronics Inc (a)	7,487	45
Shoe Carnival Inc (a)	735	20	PMC - Sierra Inc (a)	11,500	99
Sonic Automotive Inc	18,319	242	Richardson Electronics Ltd/United States	908	11
Stage Stores Inc	2,107	37	Semtech Corp (a)	2,600	59
Stein Mart Inc	1,415	13	Sigma Designs Inc (a)	8,458	120

See accompanying notes

261

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Semiconductors (continued)			Telecommunications (continued)
Silicon Image Inc (a)	1,579 $	12	Tekelec (a)	7,466 $	89
Skyworks Solutions Inc (a)	15,500	444	Tessco Technologies Inc	201	3
Standard Microsystems Corp (a)	878	25	USA Mobility Inc	6,127	109
Tessera Technologies Inc (a)	1,201	27	ViaSat Inc (a)	1,041	46
Ultratech Inc (a)	400	8	Vonage Holdings Corp (a)	5,432	12
Veeco Instruments Inc (a)	2,100	90			$ 2,988
Zoran Corp (a)	2,618	23	Textiles - 0.19%
	$ 2,603		G&K Services Inc	3,125	97
Software - 1.86%			Unifirst Corp/MA	2,100	115
Aspen Technology Inc (a)	5,700	72			$ 212
Avid Technology Inc (a)	1,442	25	Toys, Games & Hobbies - 0.40%
CDC Corp (a)	2,597	9	Jakks Pacific Inc (a)	20,010	364
CSG Systems International Inc (a)	10,453	198	Leapfrog Enterprises Inc (a)	501	3
Deltek Inc (a)	69	—	RC2 Corp (a)	3,885	85
Digi International Inc (a)	7,042	78			$ 452
Dynavox Inc (a)	3,518	18
			Transportation - 2.42%
Epicor Software Corp (a)	1,657	17	Air Transport Services Group Inc (a)	3,043	24
EPIQ Systems Inc	5,989	83	Arkansas Best Corp	1,201	33
Fair Isaac Corp	2,392	56	Atlas Air Worldwide Holdings Inc (a)	12,669	707
Global Defense Technology & Systems Inc (a)	265	4	Bristow Group Inc (a)	2,110	100
JDA Software Group Inc (a)	19,363	542	CAI International Inc (a)	4,360	86
Mantech International Corp (a)	1,060	44	DHT Holdings Inc	26,276	123
QLIK Technologies Inc (a)	281	7	Dynamex Inc (a)	458	11
Quest Software Inc (a)	2,781	77	Excel Maritime Carriers Ltd (a)	55,774	314
RealPage Inc (a)	281	9	Genco Shipping & Trading Ltd (a)	1,623	23
Schawk Inc	4,744	98	Golar LNG Ltd	2,003	30
SciQuest Inc (a)	2,700	35	Gulfmark Offshore Inc (a)	7,857	239
Seachange International Inc (a)	1,263	11	Heartland Express Inc	4,000	64
Smith Micro Software Inc (a)	824	13	Horizon Lines Inc	22,936	100
SYNNEX Corp (a)	5,781	180	Knightsbridge Tankers Ltd	4,546	101
Take-Two Interactive Software Inc (a)	44,746	548	Marten Transport Ltd	2,600	56
	$ 2,124		Nordic American Tanker Shipping Ltd	2,324	61
Storage & Warehousing - 0.03%			Overseas Shipholding Group Inc	1,270	45
Mobile Mini Inc (a)	1,816	36	Pacer International Inc (a)	37,400	256
			PAM Transportation Services Inc (a)	394	5
Telecommunications - 2.61%			PHI Inc (a)	1,148	22
Anaren Inc (a)	1,148	24	Quality Distribution Inc (a)	6,967	63
Anixter International Inc	4,801	287	Ship Finance International Ltd	8,518	183
Applied Signal Technology Inc	619	23	Swift Transporation Co (a)	3,700	46
Arris Group Inc (a)	31,708	355	Teekay Tankers Ltd	1,889	23
Atlantic Tele-Network Inc	58	2	Universal Truckload Services Inc (a)	526	8
Black Box Corp	3,422	131	Werner Enterprises Inc	2,076	47
Cincinnati Bell Inc (a)	7,963	22			$ 2,770
Comtech Telecommunications Corp	1,015	28	Trucking & Leasing - 0.32%
Consolidated Communications Holdings Inc	16,908	327	Aircastle Ltd	10,911	114
CPI International Inc (a)	2,649	52	Amerco Inc (a)	2,185	210
EchoStar Holding Corp (a)	1,600	40	Greenbrier Cos Inc (a)	1,071	22
EMS Technologies Inc (a)	1,281	25	TAL International Group Inc	779	24
Extreme Networks (a)	5,718	18			$ 370
General Communication Inc (a)	2,618	33
Global Crossing Ltd (a)	1,041	13	Water - 0.21%
Globecomm Systems Inc (a)	1,739	17	American States Water Co	2,168	75
			California Water Service Group	2,588	97
Harmonic Inc (a)	4,354	37	Pico Holdings Inc (a)	1,122	36
Hughes Communications Inc (a)	293	12
			York Water Co	2,000	34
IDT Corp - Class B	1,228	31			$ 242
InterDigital Inc	3,900	162	TOTAL COMMON STOCKS		$ 112,799
Iridium Communications Inc (a)	2,986	25
Knology Inc (a)	258	4		Maturity
Neutral Tandem Inc (a)	3,800	55		Amount
Novatel Wireless Inc (a)	2,457	23	REPURCHASE AGREEMENTS - 1.73%	(000's)	Value (000's)
Oplink Communications Inc (a)	4,922	92	Banks - 1.73%
PAETEC Holding Corp (a)	3,499	13	Investment in Joint Trading Account; Credit Suisse $ 708		$ 708
Plantronics Inc	9,000	335	Repurchase Agreement; 0.15% dated
Powerwave Technologies Inc (a)	11,098	28	12/31/10 maturing 01/03/11 (collateralized by
Preformed Line Products Co	169	10	US Treasury Note; $722,614; 2.25%; dated
Premiere Global Services Inc (a)	42,712	291	01/31/15)
RF Micro Devices Inc (a)	4,700	35	Investment in Joint Trading Account; Deutsche	202	203
Sonus Networks Inc (a)	3,206	9	Bank Repurchase Agreement; 0.22% dated
Sycamore Networks Inc	920	19	12/31/10 maturing 01/03/11 (collateralized by
Symmetricom Inc (a)	12,162	86	Sovereign Agency Issues; $206,461; 0.00% -
Syniverse Holdings Inc (a)	2,100	65	3.00%; dated 09/16/14 - 10/15/20)

See accompanying notes

262

Schedule of Investments SmallCap Value Account I December 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Merrill	$ 810	$ 810
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $825,845; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	253	253
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $258,076; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
$ 1,974
TOTAL REPURCHASE AGREEMENTS		$ 1,974
Total Investments		$ 114,773
Liabilities in Excess of Other Assets, Net - (0.40)%		$ (460)
TOTAL NET ASSETS - 100.00%		$ 114,313

(a)	Non-Income Producing Security
(b)	Security is Illiquid

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 24,579
Unrealized Depreciation		(6,551)
Net Unrealized Appreciation (Depreciation)		$ 18,028
Cost for federal income tax purposes		$ 96,745
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		36 .04%
Consumer, Non-cyclical		13 .51%
Industrial		13 .41%
Consumer, Cyclical		11 .02%
Energy		6 .41%
Utilities		5 .60%
Technology		5 .38%
Basic Materials		4 .76%
Communications		4 .23%
Diversified		0 .04%
Liabilities in Excess of Other Assets, Net		(0 .40)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2011	Long	49	$ 3,792	$ 3,833	$ 41
$ 41

All dollar amounts are shown in thousands (000's)

See accompanying notes

263

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
ASSET ALLOCATION ACCOUNT
Class 1 shares
2010	$11.58	$0.18	$0 .84	$1 .02	($0 .28)	$–	($0 .28)	$12.32
2009	10.05	0 .20	1 .64	1 .84	( 0 .31)	–	( 0 .31)	11 .58
2008	14.87	0 .23	( 3 .60)	( 3 .37)	( 0 .39)	(1.06)	( 1 .45)	10 .05
2007	14.11	0 .28	1 .34	1 .62	( 0 .21)	(0.65)	( 0 .86)	14 .87
2006	12.78	0 .25	1 .35	1 .60	( 0 .10)	(0.17)	( 0 .27)	14 .11
BALANCED ACCOUNT
Class 1 shares
2010	12.33	0 .29	1 .35	1 .64	( 0 .35)	–	( 0 .35)	13 .62
2009	10.71	0 .32	1 .85	2 .17	( 0 .55)	–	( 0 .55)	12 .33
2008	16.68	0 .43	( 5 .27)	( 4 .84)	( 0 .52)	(0.61)	( 1 .13)	10 .71
2007	16.24	0 .43	0 .45	0 .88	( 0 .44)	–	( 0 .44)	16 .68
2006	14.93	0 .37	1 .30	1 .67	( 0 .36)	–	( 0 .36)	16 .24
BOND & MORTGAGE SECURITIES ACCOUNT
Class 1 shares
2010	10.04	0 .47	0 .69	1 .16	( 0 .59)	–	( 0 .59)	10 .61
2009	9.35	0 .51	1 .34	1 .85	( 1 .16)	–	( 1 .16)	10 .04
2008	11.96	0 .61	( 2 .55)	( 1 .94)	( 0 .67)	–	( 0 .67)	9 .35
2007	12.09	0 .67	( 0 .27)	0 .40	( 0 .53)	–	( 0 .53)	11 .96
2006	12.04	0 .58	( 0 .04)	0 .54	( 0 .49)	–	( 0 .49)	12 .09
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2010	10.00	0 .35	0 .67	1 .02	–	–	–	11 .02
2009(e)	10.00	–	–	–	–	–	–	10 .00
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2010	10.00	0 .34	0 .83	1 .17	–	–	–	11 .17
2009(e)	10.00	–	–	–	–	–	–	10 .00

See accompanying notes.

264

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Expenses to Average		Ratio of Net
	Net Assets, End of	Ratio of Expenses	Net Assets (Excluding Reverse	Ratio of Gross	Investment Income	Portfolio
Total	Period (in	to Average Net	Repurchase Agreement	Expenses to Average	to Average Net	Turnover
Return(b)	thousands)	Assets	Expense)	Net Assets	Assets	Rate

9 .10%	$63,256	0 .89%	N/A	–%	1 .53%	188.0%
18 .81	66,556	0 .87	N/A	–	1.89	189.2
(24 .84)	63,068	0 .86	N/A	–	1.79	243.1
11 .78	103,281	0 .82	N/A	–	1.96	125.3
12 .77	102,381	0 .83	N/A	–	1.93	85.8

13 .62	56,574	0 .66	N/A	–	2.27	209.0
21 .16	58,147	0 .68	N/A	–	2.91	237.4
(30 .92)	56,799	0 .66	N/A	–	3.05	203.1
5 .38	105,283	0 .63	N/A	–	2.60	160.7
11 .44	112,208	0 .63	N/A	–	2.44	165.6

11 .65	340,735	0 .45	N/A	–	4.44	297.5
20 .91	333,964	0 .45	N/A	–	5.27	432.6
(17 .06)	330,330	0 .42	N/A	–	5.66	305.9
3 .41	473,797	0 .42	N/A	–	5.61	256.8
4.65	414,833	0.52	0.44%	–	4.97	271.8

10 .20	169,656	0 .31 (c)	N/A	0 .31 (c),(d)	3 .34	20 .2
0 .00 (f)	10	0 .31 (c),(g)	N/A	107 .09 (c),(d),(g)	(0 .31) (g)	0 .0 (g)

11 .70	323,925	0 .31 (c)	N/A	0 .31 (c),(d)	3 .21	13 .6
0 .00 (f)	10	0 .31 (c),(g)	N/A	181 .70 (c),(d),(g)	(0 .31) (g)	0 .0 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from December 30, 2009 date operations commenced, through December 31, 2009
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

265

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2010	$11.24	$0.17	$1 .31	$1 .48	($0 .18)	$–	($0 .18)	$12.54
2009	9.25	0 .18	2 .28	2 .46	( 0 .47)	–	( 0 .47)	11 .24
2008	21.67	0 .31	( 8 .44)	( 8 .13)	( 0 .30)	(3.99)	( 4 .29)	9 .25
2007	20.64	0 .30	2 .96	3 .26	( 0 .21)	(2.02)	( 2 .23)	21 .67
2006	16.83	0 .25	4 .31	4 .56	( 0 .23)	(0.52)	( 0 .75)	20 .64
Class 2 shares
2010	11.32	0 .14	1 .32	1 .46	( 0 .15)	–	( 0 .15)	12 .63
2009	9.27	0 .15	2 .29	2 .44	( 0 .39)	–	( 0 .39)	11 .32
2008	21.71	0 .31	( 8 .51)	( 8 .20)	( 0 .25)	(3.99)	( 4 .24)	9 .27
2007(e)	20.27	0 .23	3 .38	3 .61	( 0 .15)	(2.02)	( 2 .17)	21 .71
EQUITY INCOME ACCOUNT
Class 1 shares
2010	13.15	0 .45	1 .66	2 .11	( 0 .46)	–	( 0 .46)	14 .80
2009	11.60	0 .39	1 .84	2 .23	( 0 .68)	–	( 0 .68)	13 .15
2008	19.32	0 .44	( 6 .53)	( 6 .09)	( 0 .41)	(1.22)	( 1 .63)	11 .60
2007	19.39	0 .40	0 .66	1 .06	( 0 .20)	(0.93)	( 1 .13)	19 .32
2006	17.64	0 .32	2 .71	3 .03	( 0 .33)	(0.95)	( 1 .28)	19 .39
Class 2 shares
2010	13.10	0 .40	1 .66	2 .06	( 0 .42)	–	( 0 .42)	14 .74
2009	11.50	0 .35	1 .85	2 .20	( 0 .60)	–	( 0 .60)	13 .10
2008	19.17	0 .40	( 6 .49)	( 6 .09)	( 0 .36)	(1.22)	( 1 .58)	11 .50
2007	19.24	0 .34	0 .67	1 .01	( 0 .15)	(0.93)	( 1 .08)	19 .17
2006	17.53	0 .27	2 .69	2 .96	( 0 .30)	(0.95)	( 1 .25)	19 .24

See accompanying notes.

266

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
Total	Period (in	to Average Net	to Average Net	Portfolio
Return(b)	thousands)	Assets	Assets	Turnover Rate

13.18%	$532,545	0 .89%	1.47%	110 .0%(i)
27.30	364,176	0.91	1 .85	105.5
(46.22)	286,421	0 .92 (c)	2 .07	100.4
16.09	576,345	0 .90 (c)	1 .41	113 .8 (d)
27.96	409,020	0.91	1 .34	107.0

12.91	2,466	1.14	1 .27	110.0(i)
26.84	2,427	1.16	1 .59	105.5
(46.37)	2,338	1 .17 (c)	1 .91	100.4
18.09 (f)	8,072	1.15 (c),(g)	1 .09 (g)	113 .8 (d),(g)

16.18	538,727	0.51	3 .25	23.2
20.00	392,951	0.54	3 .33	44.0
(33.94)	304,321	0 .51 (c)	2 .86	86.8
5.24	513,914	0 .49 (c)	2 .01	84 .0 (h)
18.17	296,113	0.66	1 .74	87.0

15.88	29,323	0.76	2 .97	23.2
19.76	30,836	0.79	3 .08	44.0
(34.12)	34,738	0 .76 (c)	2 .57	86.8
5.00	76,666	0 .74 (c)	1 .74	84 .0 (h)
17.86	70,163	0.91	1 .49	87.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.
(i)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International SmallCap Account.

See accompanying notes.

267

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
GOVERNMENT & HIGH QUALITY BOND ACCOUNT(c)
Class 1 shares
2010	$10 .07	$0.38	$0 .20	$0 .58	($0 .36)	$–	($0 .36)	$10.29
2009	10 .28	0 .43	0 .22	0 .65	(0 .86)	–	(0 .86)	10 .07
2008	10 .49	0 .48	(0 .01)	0 .47	(0 .68)	–	(0 .68)	10 .28
2007	10 .41	0 .49	0 .16	0 .65	(0 .57)	–	(0 .57)	10 .49
2006	10 .47	0 .47	(0 .03)	0 .44	(0 .50)	–	(0 .50)	10 .41
Class 2 shares
2010	10 .09	0 .36	0 .21	0 .57	(0 .34)	–	(0 .34)	10 .32
2009	10 .26	0 .41	0 .21	0 .62	(0 .79)	–	(0 .79)	10 .09
2008	10 .47	0 .45	(0 .01)	0 .44	(0 .65)	–	(0 .65)	10 .26
2007	10 .39	0 .46	0 .17	0 .63	(0 .55)	–	(0 .55)	10 .47
2006	10 .43	0 .44	(0 .02)	0 .42	(0 .46)	–	(0 .46)	10 .39
INCOME ACCOUNT
Class 1 shares
2010	9 .97	0 .60	0 .25	0 .85	(0 .70)	–	(0 .70)	10 .12
2009	9 .36	0 .62	1 .03	1 .65	(1 .03)	(0.01)	(1 .04)	9 .97
2008	10 .46	0 .59	(0 .93)	(0 .34)	(0 .75)	(0.01)	(0 .76)	9 .36
2007	10 .55	0 .60	0 .01	0 .61	(0 .68)	(0.02)	(0 .70)	10 .46
2006	10 .69	0 .61	(0 .13)	0 .48	(0 .61)	(0.01)	(0 .62)	10 .55
Class 2 shares
2010	9 .95	0 .58	0 .23	0 .81	(0 .67)	–	(0 .67)	10 .09
2009	9 .30	0 .59	1 .04	1 .63	(0 .97)	(0.01)	(0 .98)	9 .95
2008	10 .40	0 .56	(0 .92)	(0 .36)	(0 .73)	(0.01)	(0 .74)	9 .30
2007	10 .49	0 .59	(0 .01)	0 .58	(0 .65)	(0.02)	(0 .67)	10 .40
2006	10 .62	0 .58	(0 .12)	0 .46	(0 .58)	(0.01)	(0 .59)	10 .49

See accompanying notes.

268

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income	Portfolio
Total	Period (in	to Average Net	to Average Net	Turnover
Return(b)	thousands)	Assets	Assets	Rate

5.85%	$489,048	0.50%	3.64%	79 .1%(e)
6.47	233,789	0.50	4.18	22 .4
4.68	152,711	0.51 (d)	4.63	9 .9
6.58	226,615	0.50 (d)	4.73	6 .2
4.45	259,054	0.53	4.54	16 .0

5.65	1,457	0.75	3.45	79 .1(e)
6.21	1,675	0.75	3.99	22 .4
4.41	2,085	0.76 (d)	4.38	9 .9
6.21	3,322	0.75 (d)	4.47	6 .2
4.22	5,041	0.78	4.29	16 .0

8.65	225,114	0.50	5.81	17 .0
18.37	196,424	0.51	6.33	23 .6
(3.47)	120,854	0.51 (d)	5.93	13 .9
5.90	170,478	0.50 (d)	5.76	9 .1
4.90	182,728	0.54	5.79	24 .0

8.26	5,135	0.75	5.58	17 .0
18.17	6,260	0.76	6.11	23 .6
(3.75)	7,912	0.76 (d)	5.66	13 .9
5.77	13,390	0.75 (d)	5.68	9 .1
4.59	16,474	0.79	5.54	24 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Government & High Quality Bond Account.

See accompanying notes.

269

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2010	$14.86	$0 .13	$2 .63	$2 .76	($0 .11)	$–	($0 .11)	$17.51
2009	8.95	0 .14	5 .97	6 .11	(0 .20)	–	(0 .20)	14 .86
2008	27.61	0 .21	(11 .50)	(11 .29)	(0 .23)	(7.14)	(7 .37)	8 .95
2007	21.42	0 .25	8 .26	8 .51	(0 .24)	(2.08)	(2 .32)	27 .61
2006	16.02	0 .19	5 .80	5 .99	–	(0.59)	(0 .59)	21 .42
LARGECAP BLEND ACCOUNT II
Class 1 shares
2010	6.21	0 .07	0 .74	0 .81	(0 .16)	–	(0 .16)	6 .86
2009	4.88	0 .08	1 .35	1 .43	(0 .10)	–	(0 .10)	6 .21
2008	12.59	0 .10	(3 .07)	(2 .97)	(0 .15)	(4.59)	(4 .74)	4 .88
2007	12.46	0 .12	0 .55	0 .67	(0 .09)	(0.45)	(0 .54)	12 .59
2006	11.19	0 .13	1 .56	1 .69	(0 .08)	(0.34)	(0 .42)	12 .46
Class 2 shares
2010	6.24	0 .06	0 .74	0 .80	(0 .13)	–	(0 .13)	6 .91
2009	4.89	0 .07	1 .35	1 .42	(0 .07)	–	(0 .07)	6 .24
2008	12.59	0 .08	(3 .07)	(2 .99)	(0 .12)	(4.59)	(4 .71)	4 .89
2007(e)	12.42	0 .09	0 .59	0 .68	(0 .06)	(0 .45)	(0 .51)	12 .59
LARGECAP GROWTH ACCOUNT
Class 1 shares
2010	12.78	0 .01	2 .34	2 .35	(0 .01)	–	(0 .01)	15 .12
2009	10.14	–	2 .72	2 .72	(0 .08)	–	(0 .08)	12 .78
2008	17.92	0 .07	(7 .78)	(7 .71)	(0 .07)	–	(0 .07)	10 .14
2007	14.57	0 .05	3 .33	3 .38	(0 .03)	–	(0 .03)	17 .92
2006	13.29	0 .09	1 .23	1 .32	(0 .04)	–	(0 .04)	14 .57
Class 2 shares
2010	12.80	(0 .03)	2 .34	2 .31	–	–	–	15 .11
2009	10.13	(0 .03)	2 .74	2 .71	(0 .04)	–	(0 .04)	12 .80
2008	17.90	0 .04	(7 .78)	(7 .74)	(0 .03)	–	(0 .03)	10 .13
2007(i)	14.63	0 .01	3 .26	3 .27	–	–	–	17 .90

See accompanying notes.

270

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
Total	Period (in	to Average Net	to Average Net	Portfolio
Return(b)	thousands)	Assets	Assets	Turnover Rate

18.67%	$193,048	1.39%	0 .88%	102.3%
68.65	170,508	1.35	1.19	128.5
(54.86)	96,371	1.45	1.23	133.3
42.11	226,564	1.41	1.02	137.7
38.32	121,211	1.44	1.04	127.0

13.25	182,047	0.75 (c)	1.15	34.7
29.67	183,485	0.75 (c)	1.51	79.0
(36.41)	159,837	0.77 (c)	1.30	62.7
5.21	271,426	0.74 (c)	0.96	80 .0 (d)
15.72	202,369	0.76	1.09	50.7

12.97	850	1.00 (c)	0.90	34.7
29.28	832	1.00 (c)	1.27	79.0
(36.50)	875	1.02 (c)	1.00	62.7
5 .28 (f)	2,727	0 .99 (c),(g)	0 .69 (g)	80 .0 (d),(g)

18.38	207,114	0.69	0.04	61.1
27.01	241,670	0.69	0.01	89.5
(43.16)	173,642	0.69 (c)	0.50	87.6
23.20	395,726	0.68 (c)	0.34	105 .4 (h)
9.92	128,867	0.61	0.63	99.3

18.05	691	0.94	(0 .20)	61.1
26.80	635	0.94	(0 .24)	89.5
(43.30)	538	0.94 (c)	0.24	87.6
22.35 (f)	1,372	0.93 (c),(g)	0 .09 (g)	105 .4 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

271

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value End,
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2010	$17.89	$0.01	$3 .50	$3 .51	($0 .03)	$–	($0 .03)	$21.37
2009	11.72	0 .02	6 .16	6 .18	( 0 .01)	–	( 0 .01)	17 .89
2008	19.76	–	( 8 .01)	( 8 .01)	( 0 .03)	–	( 0 .03)	11 .72
2007	18.30	0 .03	1 .53	1 .56	( 0 .10)	–	( 0 .10)	19 .76
2006	17.23	0 .10	0 .97	1 .07	–	–	–	18 .30
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2010	7.88	0 .15	1 .00	1 .15	( 0 .12)	–	( 0 .12)	8 .91
2009	6.52	0 .14	1 .53	1 .67	( 0 .31)	–	( 0 .31)	7 .88
2008	10.83	0 .18	( 4 .05)	( 3 .87)	( 0 .22)	(0.22)	( 0 .44)	6 .52
2007	10.44	0 .19	0 .35	0 .54	( 0 .15)	–	( 0 .15)	10 .83
2006	9.16	0 .16	1 .25	1 .41	( 0 .13)	–	( 0 .13)	10 .44
LARGECAP VALUE ACCOUNT
Class 1 shares
2010	21.34	0 .30	2 .68	2 .98	( 0 .40)	–	( 0 .40)	23 .92
2009	19.29	0 .42	2 .60	3 .02	( 0 .97)	–	( 0 .97)	21 .34
2008	34.70	0 .59	( 11 .32)	( 10 .73)	( 0 .68)	(4.00)	( 4 .68)	19 .29
2007	37.34	0 .63	( 0 .46)	0 .17	( 0 .61)	(2.20)	( 2 .81)	34 .70
2006	34.59	0 .59	5 .74	6 .33	( 0 .57)	(3.01)	( 3 .58)	37 .34
LARGECAP VALUE ACCOUNT III
Class 1 shares
2010	8.66	0 .12	0 .98	1 .10	( 0 .16)	–	( 0 .16)	9 .60
2009	7.49	0 .14	1 .31	1 .45	( 0 .28)	–	( 0 .28)	8 .66
2008	13.47	0 .23	( 5 .47)	( 5 .24)	( 0 .25)	(0.49)	( 0 .74)	7 .49
2007	14.65	0 .28	( 0 .75)	( 0 .47)	( 0 .19)	(0.52)	( 0 .71)	13 .47
2006	12.45	0 .23	2 .38	2 .61	( 0 .15)	(0.26)	( 0 .41)	14 .65

See accompanying notes.

272

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income	Portfolio
	Period	to Average Net	to Average Net	Turnover
Total Return(b) (in thousands)		Assets	Assets	Rate

19.61%	$251,943	0.76%(c)	0 .07%	54 .0%
52 .71	221,953	0 .78 (c)	0 .11	87 .8
(40 .60)	157,138	0 .77	(0 .01)	58 .1
8 .52	301,223	0 .75	0 .14	56 .5
6 .21	270,071	0 .76	0 .60	52 .1

14 .67	352,580	0 .27	1 .83	21 .1
26 .31	116,266	0 .27	2 .05	15 .9
(37.10)	97,677	0.27	2 .02	13.8
5 .15	195,489	0 .26	1 .73	12 .7
15 .57	221,327	0 .26	1 .68	12 .5

14 .08	164,949	0 .61	1 .38	214 .6
16 .30	154,829	0 .61	2 .21	144 .8
(35 .16)	145,811	0 .61	2 .18	133 .5
(0 .10)	270,351	0 .60	1 .70	107 .5
19 .95	292,503	0 .60	1 .73	85 .9

12 .83	248,026	0 .75 (c)	1 .36	95 .4
19 .80	227,530	0 .75 (c)	1 .92	95 .8
(40 .78)	185,807	0 .76	2 .28	56 .5
(3 .71)	221,684	0 .75	1 .94	21 .0
21 .55	200,745	0 .76	1 .77	21 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

273

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value End,
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
MIDCAP BLEND ACCOUNT
Class 1 shares
2010	$31.25	$0.46	$7 .00	$7 .46	($0 .88)	$–	($0 .88)	$37.83
2009	24.93	0 .21	7 .83	8 .04	( 0 .24)	(1.48)	( 1 .72)	31 .25
2008	42.05	0 .18	( 12 .82)	( 12 .64)	( 0 .23)	(4.25)	( 4 .48)	24 .93
2007	42.26	0 .21	3 .96	4 .17	( 0 .28)	(4.10)	( 4 .38)	42 .05
2006	42.54	0 .27	5 .11	5 .38	( 0 .46)	(5.20)	( 5 .66)	42 .26
Class 2 shares
2010	31.23	0 .35	7 .03	7 .38	( 0 .79)	–	( 0 .79)	37 .82
2009(c)	28.70	0 .14	2 .39	2 .53	–	–	–	31 .23
MONEY MARKET ACCOUNT
Class 1 shares
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0 .03	–	0 .03	( 0 .03)	–	( 0 .03)	1 .00
2007	1.00	0 .05	–	0 .05	( 0 .05)	–	( 0 .05)	1 .00
2006	1.00	0 .05	–	0 .05	( 0 .05)	–	( 0 .05)	1 .00
Class 2 shares
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0 .02	–	0 .02	( 0 .02)	–	( 0 .02)	1 .00
2007(h)	1.00	0 .04	–	0 .04	( 0 .04)	–	( 0 .04)	1 .00
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2010	19.23	0 .35	2 .59	2 .94	( 0 .32)	(0.38)	( 0 .70)	21 .47
2009	15.05	0 .17	4 .28	4 .45	( 0 .27)	–	( 0 .27)	19 .23
2008	25.13	0 .15	( 7 .79)	( 7 .64)	( 0 .24)	(2.20)	( 2 .44)	15 .05
2007	24.06	0 .20	1 .89	2 .09	( 0 .18)	(0.84)	( 1 .02)	25 .13
2006	22.04	0 .15	2 .45	2 .60	( 0 .12)	(0.46)	( 0 .58)	24 .06
Class 2 shares
2010	19.17	0 .31	2 .57	2 .88	( 0 .27)	(0.38)	( 0 .65)	21 .40
2009	14.94	0 .12	4 .27	4 .39	( 0 .16)	–	( 0 .16)	19 .17
2008	24.97	0 .10	( 7 .75)	( 7 .65)	( 0 .18)	(2.20)	( 2 .38)	14 .94
2007	23.91	0 .13	1 .89	2 .02	( 0 .12)	(0.84)	( 0 .96)	24 .97
2006	21.92	0 .10	2 .43	2 .53	( 0 .08)	(0.46)	( 0 .54)	23 .91

See accompanying notes.

274

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Gross	Ratio of Net
			Expenses to	Investment Income	Portfolio
	Net Assets, End of	Ratio of Expenses to	Average Net	to Average Net	Turnover
Total Return(b)	Period (in thousands)	Average Net Assets	Assets	Assets	Rate

24.10%	$551,589	0.57%	– %	1 .37%	20 .9%
33.76	379,151	0.61	–	0.79	25 .4
(33.92)	269,185	0.58	–	0.50	19 .6
9.45	472,587	0.56	–	0.49	28 .0
14.23	457,649	0.57	–	0.68	40 .8

23.83	11,327	0.82	–	1.05	20 .9
8.82 (d)	10,010	0.83 (e)	–	1.43 (e)	25.4 (e)

0.00	314,976	0.32	0 .45 (f)	0.00	N/A
0.22	381,238	0.42	0 .45 (f)	0.24	N/A
2.58	455,594	0.45 (g)	–	2.47	N/A
4.94	272,347	0.47 (g)	–	4.81	N/A
4.67	180,210	0.49	–	4.59	N/A

0.00	2,478	0.32	0 .70 (f)	0.00	N/A
0.18	4,229	0.49	0 .70 (f)	0.27	N/A
2.33	15,013	0.70 (g)	–	2.13	N/A
4.59 (d)	4,646	0.72 (e),(g)	–	4.55 (e)	N/A

15.40	151,592	0.64	–	1.78	13 .7
29.82	94,039	0.64	–	1.02	23 .6
(33.37)	65,187	0.64 (g)	–	0.76	14 .6
8.73	128,486	0.63 (g)	–	0.81	16 .6
12.03	152,592	0.67	–	0.66	18 .0

15.11	6,822	0.89	–	1.57	13 .7
29.54	7,139	0.89	–	0.76	23 .6
(33.56)	6,970	0.89 (g)	–	0.49	14 .6
8.46	15,662	0.88 (g)	–	0.55	16 .6
11.75	16,954	0.92	–	0.41	18 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from September 9, 2009 date operations commenced, through December 31, 2009
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager and/or Underwriter.
(g)	Reflects Manager's contractual expense limit.
(h)	Period from January 8, 2007 date operations commenced, through December 31, 2007

See accompanying notes.

275

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2010	$9.63	$0.30	$0 .99	$1 .29	($0 .43)	$–	($0 .43)	$10.49
2009	8.07	0 .47	1 .49	1 .96	( 0 .38)	(0.02)	( 0 .40)	9 .63
2008	12.94	0 .38	( 4 .02)	( 3 .64)	( 0 .47)	(0.76)	( 1 .23)	8 .07
2007	12.76	0 .67	( 0 .19)	0 .48	( 0 .16)	(0.14)	( 0 .30)	12 .94
2006	11.37	0 .25	1 .15	1 .40	( 0 .01)	–	( 0 .01)	12 .76
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2010	9.97	0 .28	1 .16	1 .44	( 0 .39)	–	( 0 .39)	11 .02
2009	8.11	0 .43	1 .74	2 .17	( 0 .31)	–	( 0 .31)	9 .97
2008	13.86	0 .33	( 4 .58)	( 4 .25)	( 0 .51)	(0.99)	( 1 .50)	8 .11
2007	13.37	0 .71	( 0 .06)	0 .65	( 0 .07)	(0.09)	( 0 .16)	13 .86
2006	11.61	0 .15	1 .61	1 .76	–	–	–	13 .37
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2010	9.85	0 .24	1 .24	1 .48	( 0 .24)	–	( 0 .24)	11 .09
2009	7.86	0 .35	1 .83	2 .18	( 0 .18)	(0.01)	( 0 .19)	9 .85
2008	13.99	0 .29	( 4 .85)	( 4 .56)	( 0 .50)	(1.07)	( 1 .57)	7 .86
2007	13.35	0 .71	0 .09	0 .80	( 0 .06)	(0.10)	( 0 .16)	13 .99
2006	11.63	0 .12	1 .60	1 .72	–	–	–	13 .35
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2010	10.00	0 .21	1 .33	1 .54	( 0 .23)	–	( 0 .23)	11 .31
2009	7.94	0 .28	2 .02	2 .30	( 0 .24)	–	( 0 .24)	10 .00
2008	14.37	0 .26	( 5 .22)	( 4 .96)	( 0 .45)	(1.02)	( 1 .47)	7 .94
2007	13.60	0 .75	0 .14	0 .89	( 0 .05)	(0.07)	( 0 .12)	14 .37
2006	11.82	0 .11	1 .67	1 .78	–	–	–	13 .60
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2010	9.89	0 .18	1 .39	1 .57	( 0 .22)	–	( 0 .22)	11 .24
2009	7.80	0 .25	2 .05	2 .30	( 0 .21)	–	( 0 .21)	9 .89
2008	14.48	0 .24	( 5 .30)	( 5 .06)	( 0 .48)	(1.14)	( 1 .62)	7 .80
2007	13.68	0 .73	0 .18	0 .91	( 0 .03)	(0.08)	( 0 .11)	14 .48
2006	11.85	0 .08	1 .75	1 .83	–	–	–	13 .68

See accompanying notes.

276

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

				Ratio of Net
	Net Assets, End of		Ratio of Gross	Investment Income	Portfolio
	Period (in	Ratio of Expenses to	Expenses to Average	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Net Assets	Assets	Rate

13.93%	$48,831	0.04%(c)	– %	3 .01%	42 .1%
25.07	43,345	0.08 (c)	–	5 .53	29 .3
(30.91)	32,113	0.15 (c),(d)	–	3 .58	26 .0
3.74	44,891	0.13 (c),(d)	–	5 .13	67 .0
12.30	26,936	0.16 (c)	0 .16 (c),(e)	2 .09	31 .5

15.05	201,014	0.04 (c)	–	2 .73	37 .6
27.49	177,887	0.08 (c)	–	4 .98	20 .7
(34.16)	126,555	0.13 (c),(d)	–	3 .00	14 .6
4.87	179,244	0.12 (c),(d)	–	5 .12	60 .3
15.16	98,599	0.13 (c)	0 .14 (c),(e)	1 .23	13 .2

15.40	82,436	0.04 (c)	–	2 .33	36 .2
28.22	64,909	0.07 (c)	–	4.12	8.3
(36.42)	25,504	0.16 (c),(d)	–	2 .63	18 .0
5.97	31,304	0.13 (c),(d)	–	5 .11	66 .7
14.83	15,224	0.16 (c)	0 .21 (c),(e)	0 .95	37 .8

15.81	21,199	0.06 (c)	–	2 .06	41 .6
29.55	15,935	0.08 (c),(d)	–	3 .31	18 .6
(38.16)	11,368	0.13 (c),(d)	–	2 .28	22 .6
6.54	16,244	0.13 (c),(d)	–	5 .27	72 .7
15.13	7,256	0.13 (c)	0 .32 (c),(e)	0 .83	29 .8

16.21	13,127	0.08 (c)	–	1 .80	45 .1
30.04	10,778	0.08 (c),(d)	–	2 .98	16 .8
(39.05)	7,231	0.12 (c),(d)	–	2 .12	16 .1
6.62	9,500	0.12 (c),(d)	–	5 .06	93 .1
15.49	5,210	0.12 (c)	0 .44 (c),(e)	0 .63	36 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.

See accompanying notes.

277

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2010	$9.66	$0.35	$0 .70	$1 .05	($0 .49)	$–	($0 .49)	$10.22
2009	8.64	0 .57	1 .00	1 .57	( 0 .47)	(0.08)	( 0 .55)	9 .66
2008	12.12	0 .52	( 3 .25)	( 2 .73)	( 0 .42)	(0.33)	( 0 .75)	8 .64
2007	12.15	0 .61	( 0 .36)	0 .25	( 0 .17)	(0.11)	( 0 .28)	12 .12
2006	11.05	0 .27	0 .86	1 .13	( 0 .02)	(0.01)	( 0 .03)	12 .15
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2010	10.83	0 .26	2 .49	2 .75	( 0 .37)	–	( 0 .37)	13 .21
2009	8.75	0 .25	2 .19	2 .44	( 0 .36)	–	( 0 .36)	10 .83
2008	19.06	0 .25	( 4 .11)	( 3 .86)	( 0 .41)	(6.04)	( 6 .45)	8 .75
2007	26.09	0 .35	( 4 .45)	( 4 .10)	( 0 .20)	(2.73)	( 2 .93)	19 .06
2006	20.51	0 .23	6 .84	7 .07	( 0 .39)	(1.10)	( 1 .49)	26 .09
Class 2 shares
2010	10.91	0 .23	2 .50	2 .73	( 0 .34)	–	( 0 .34)	13 .30
2009	8.76	0 .22	2 .22	2 .44	( 0 .29)	–	( 0 .29)	10 .91
2008	19.06	0 .20	( 4 .10)	( 3 .90)	( 0 .36)	(6.04)	( 6 .40)	8 .76
2007(g)	25.65	0 .27	( 4 .00)	( 3 .73)	( 0 .13)	(2.73)	( 2 .86)	19 .06
SAM BALANCED PORTFOLIO
Class 1 shares
2010	13.73	0 .42	1 .38	1 .80	( 0 .51)	–	( 0 .51)	15 .02
2009	11.95	0 .64	2 .05	2 .69	( 0 .52)	(0.39)	( 0 .91)	13 .73
2008	19.17	0 .62	( 4 .93)	( 4 .31)	( 0 .71)	(2.20)	( 2 .91)	11 .95
2007	18.09	0 .64	0 .92	1 .56	( 0 .48)	–	( 0 .48)	19 .17
2006	16.72	0 .41	1 .33	1 .74	( 0 .37)	–	( 0 .37)	18 .09
Class 2 shares
2010	13.64	0 .36	1 .40	1 .76	( 0 .48)	–	( 0 .48)	14 .92
2009	11.85	0 .56	2 .09	2 .65	( 0 .47)	(0.39)	( 0 .86)	13 .64
2008	19.04	0 .64	( 4 .97)	( 4 .33)	( 0 .66)	(2.20)	( 2 .86)	11 .85
2007	17.97	0 .58	0 .92	1 .50	( 0 .43)	–	( 0 .43)	19 .04
2006	16.61	0 .37	1 .32	1 .69	( 0 .33)	–	( 0 .33)	17 .97

See accompanying notes.

278

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

				Ratio of Net
	Net Assets, End	Ratio of Expenses	Ratio of Gross	Investment Income	Portfolio
	of Period (in	to Average Net	Expenses to	to Average Net	Turnover
Total Return(b)	thousands)	Assets	Average Net Assets	Assets	Rate

11.24%	$28,399	0 .05%(c)	– %	3.51%	40 .5%
18.95	23,877	0.08 (c),(d)	–	6 .39	36 .6
(23.89)	17,064	0.14 (c),(d)	–	4 .93	26 .8
2.12	21,210	0.13 (c),(d)	–	5 .03	54 .4
10.26	12,655	0.14 (c)	0 .21 (c),(e)	2 .36	20 .9

25.70	140,922	0.89	–	2 .16	48 .0
28.92	160,251	0.90	–	2 .96	59 .9
(32.86)	127,836	0 .89 (d)	–	1 .77	47 .2
(17.69)	204,752	0 .86 (d)	–	1 .51	81 .3 (f)
36.61	255,955	0.87	–	1 .01	35 .8

25.29	442	1.14	–	1 .92	48 .0
28.69	484	1.15	–	2 .68	59 .9
(33.01)	568	1 .14 (d)	–	1 .35	47 .2
(16 .50) (h)	1,441	1.11 (d),(i)	–	1.17 (i)	81.3 (f),(i)

13.61	828,276	0.24 (j)	–	2 .97	36 .3
23.84	728,979	0.25 (j)	–	5.19	3.2
(26.18)	387,339	0.25 (d),(j)	–	4 .04	39 .1
8.67	481,245	0.23 (d),(j)	–	3 .40	42 .1
10.61	507,193	0.27 (j)	–	2 .39	11 .0

13.34	107,086	0.49 (j)	–	2 .59	36 .3
23.63	110,253	0.50 (j)	–	4.62	3.2
(26.42)	113,639	0.50 (d),(j)	–	4 .09	39 .1
8.39	212,465	0.48 (d),(j)	–	3 .13	42 .1
10.38	224,203	0.52 (j)	–	2 .14	11 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.
(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.
(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(h)	Total return amounts have not been annualized.
(i)	Computed on an annualized basis.
(j)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

279

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2010	$10.94	$0.40	$0 .84	$1 .24	($0 .50)	$–	($0 .50)	$11.68
2009	9.49	0 .65	1 .29	1 .94	( 0 .34)	(0.15)	( 0 .49)	10 .94
2008	13.07	0 .50	( 2 .77)	( 2 .27)	( 0 .47)	(0.84)	( 1 .31)	9 .49
2007	12.74	0 .52	0 .43	0 .95	( 0 .45)	(0.17)	( 0 .62)	13 .07
2006	12.07	0 .39	0 .64	1 .03	( 0 .33)	(0.03)	( 0 .36)	12 .74
Class 2 shares
2010	10.85	0 .35	0 .88	1 .23	( 0 .48)	–	( 0 .48)	11 .60
2009	9.41	0 .56	1 .33	1 .89	( 0 .30)	(0.15)	( 0 .45)	10 .85
2008	12.97	0 .57	( 2 .85)	( 2 .28)	( 0 .44)	(0.84)	( 1 .28)	9 .41
2007	12.64	0 .49	0 .43	0 .92	( 0 .42)	(0.17)	( 0 .59)	12 .97
2006	11.98	0 .36	0 .64	1 .00	( 0 .31)	(0.03)	( 0 .34)	12 .64
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2010	13.80	0 .31	1 .72	2 .03	( 0 .47)	–	( 0 .47)	15 .36
2009	12.34	0 .47	2 .43	2 .90	( 0 .68)	(0.76)	( 1 .44)	13 .80
2008	21.18	0 .57	( 6 .78)	( 6 .21)	( 0 .72)	(1.91)	( 2 .63)	12 .34
2007	19.70	0 .57	1 .26	1 .83	( 0 .35)	–	( 0 .35)	21 .18
2006	17.85	0 .28	1 .86	2 .14	( 0 .29)	–	( 0 .29)	19 .70
Class 2 shares
2010	13.69	0 .27	1 .71	1 .98	( 0 .44)	–	( 0 .44)	15 .23
2009	12.24	0 .43	2 .41	2 .84	( 0 .63)	(0.76)	( 1 .39)	13 .69
2008	21.03	0 .57	( 6 .78)	( 6 .21)	( 0 .67)	(1.91)	( 2 .58)	12 .24
2007	19.56	0 .51	1 .26	1 .77	( 0 .30)	–	( 0 .30)	21 .03
2006	17.73	0 .23	1 .86	2 .09	( 0 .26)	–	( 0 .26)	19 .56
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2010	11.95	0 .51	0 .69	1 .20	( 0 .65)	–	( 0 .65)	12 .50
2009	10.58	0 .82	1 .21	2 .03	( 0 .55)	(0.11)	( 0 .66)	11 .95
2008	14.36	0 .56	( 2 .25)	( 1 .69)	( 0 .90)	(1.19)	( 2 .09)	10 .58
2007	14.42	0 .67	0 .18	0 .85	( 0 .69)	(0.22)	( 0 .91)	14 .36
2006	14.08	0 .56	0 .36	0 .92	( 0 .57)	(0.01)	( 0 .58)	14 .42
Class 2 shares
2010	11.87	0 .45	0 .72	1 .17	( 0 .62)	–	( 0 .62)	12 .42
2009	10.49	0 .72	1 .27	1 .99	( 0 .50)	(0.11)	( 0 .61)	11 .87
2008	14.26	0 .66	( 2 .38)	( 1 .72)	( 0 .86)	(1.19)	( 2 .05)	10 .49
2007	14.32	0 .63	0 .19	0 .82	( 0 .66)	(0.22)	( 0 .88)	14 .26
2006	13.98	0 .53	0 .36	0 .89	( 0 .54)	(0.01)	( 0 .55)	14 .32

See accompanying notes.

280

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment Income	Portfolio
	Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Assets	Rate

11.84%	$178,249	0.24%(c)	3 .56%	34 .4%
21.15	154,208	0.25 (c)	6 .53	9 .1
(19.21)	74,246	0.26 (c),(d)	4 .51	46 .1
7.55	50,531	0.24 (c),(d)	4 .05	45 .0
8.83	43,249	0.33 (c)	3 .22	11 .0

11.73	15,761	0.49 (c)	3 .18	34 .4
20.72	15,895	0.50 (c)	5 .77	9 .1
(19.41)	17,277	0.51 (c),(d)	4 .95	46 .1
7.34	29,194	0.49 (c),(d)	3 .85	45 .0
8.50	32,716	0.58 (c)	2 .97	11 .0

15.22	140,207	0.24 (c)	2 .21	42 .2
25.70	128,572	0.25 (c)	3 .82	12 .0
(33.11)	103,553	0.25 (c),(d)	3 .34	24 .4
9.29	251,682	0.23 (c),(d)	2 .74	46 .8
12.20	284,083	0.28 (c)	1 .50	8 .0

14.92	84,941	0.49 (c)	1 .92	42 .2
25.35	81,513	0.50 (c)	3 .55	12 .0
(33.30)	70,419	0.50 (c),(d)	3 .38	24 .4
9.04	129,346	0.48 (c),(d)	2 .47	46 .8
11.95	124,555	0.53 (c)	1 .25	8 .0

10.51	183,764	0.24 (c)	4 .22	31 .5
19.95	156,696	0.25 (c)	7 .39	20 .1
(13.76)	98,000	0.25 (c),(d)	4 .50	53 .9
6.09	113,970	0.24 (c),(d)	4 .66	28 .4
6.84	126,456	0.29 (c)	3 .99	6 .0

10.26	20,147	0.49 (c)	3 .70	31 .5
19.63	22,043	0.50 (c)	6 .58	20 .1
(14.02)	26,751	0.50 (c),(d)	5 .27	53 .9
5.86	53,025	0.49 (c),(d)	4 .39	28 .4
6.61	63,097	0.54 (c)	3 .74	6 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

281

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2010	$14.83	$0.28	$2 .09	$2 .37	($0 .38)	$–	($0 .38)	$16.82
2009	12.28	0 .42	2 .82	3 .24	( 0 .50)	(0.19)	( 0 .69)	14 .83
2008	23.91	0 .44	( 7 .99)	( 7 .55)	( 0 .76)	(3.32)	( 4 .08)	12 .28
2007	22.07	0 .55	1 .57	2 .12	( 0 .28)	–	( 0 .28)	23 .91
2006	19.74	0 .23	2 .32	2 .55	( 0 .22)	–	( 0 .22)	22 .07
Class 2 shares
2010	14.73	0 .23	2 .10	2 .33	( 0 .35)	–	( 0 .35)	16 .71
2009	12.20	0 .37	2 .80	3 .17	( 0 .45)	(0.19)	( 0 .64)	14 .73
2008	23.77	0 .50	( 8 .04)	( 7 .54)	( 0 .71)	(3.32)	( 4 .03)	12 .20
2007	21.95	0 .47	1 .57	2 .04	( 0 .22)	–	( 0 .22)	23 .77
2006	19.64	0 .17	2 .32	2 .49	( 0 .18)	–	( 0 .18)	21 .95
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2010	2.46	0 .06	0 .04	0 .10	( 0 .05)	–	( 0 .05)	2 .51
2009	2.41	0 .09	0 .14	0 .23	( 0 .18)	–	( 0 .18)	2 .46
2008	2.50	0 .10	( 0 .11)	( 0 .01)	( 0 .08)	–	( 0 .08)	2 .41
2007	2.52	0 .11	–	0 .11	( 0 .13)	–	( 0 .13)	2 .50
2006	2.52	0 .11	–	0 .11	( 0 .11)	–	( 0 .11)	2 .52
Class 2 shares
2010	2.45	0 .06	0 .05	0 .11	( 0 .05)	–	( 0 .05)	2 .51
2009	2.39	0 .08	0 .15	0 .23	( 0 .17)	–	( 0 .17)	2 .45
2008	2.49	0 .09	( 0 .12)	( 0 .03)	( 0 .07)	–	( 0 .07)	2 .39
2007	2.51	0 .11	( 0 .01)	0 .10	( 0 .12)	–	( 0 .12)	2 .49
2006	2.51	0 .10	–	0 .10	( 0 .10)	–	( 0 .10)	2 .51
SMALLCAP BLEND ACCOUNT
Class 1 shares
2010	6.72	0 .03	1 .59	1 .62	( 0 .03)	–	( 0 .03)	8 .31
2009	5.54	0 .04	1 .18	1 .22	( 0 .04)	–	( 0 .04)	6 .72
2008	9.82	0 .03	( 3 .28)	( 3 .25)	( 0 .04)	(0.99)	( 1 .03)	5 .54
2007	10.78	0 .04	0 .24	0 .28	( 0 .03)	(1.21)	( 1 .24)	9 .82
2006	10.22	0 .03	1 .23	1 .26	( 0 .02)	(0.68)	( 0 .70)	10 .78

See accompanying notes.

282

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment Income	Portfolio
	Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Assets	Rate

16.40%	$81,821	0.24%(c)	1.82%	51 .7%
27.45	66,315	0.25 (c)	3 .25	8.1
(37.42)	44,945	0.25 (c),(d)	2 .36	31.8
9.61	150,975	0.24 (c),(d)	2 .34	45.7
13.06	146,789	0.29 (c)	1 .10	7.0

16.18	69,749	0.49 (c)	1 .53	51.7
27.04	61,006	0.50 (c)	2 .92	8.1
(37.56)	48,224	0.50 (c),(d)	2 .81	31.8
9.34	80,715	0.49 (c),(d)	2 .04	45.7
12.77	69,965	0.54 (c)	0 .85	7.0

4.20	224,344	0.50	2 .49	85 .4(e)
9.94	74,934	0.51	3 .55	24.6
(0.57)	37,975	0.52 (d)	4 .05	40.1
4.50	76,165	0.50 (d)	4 .56	46.8
4.59	42,466	0.61	4 .30	13.0

4.37	1,901	0.75	2 .45	85 .4(e)
9.81	1,887	0.76	3 .36	24.6
(1.23)	1,662	0.77 (d)	3 .81	40.1
4.24	2,386	0.75 (d)	4 .33	46.8
4.24	3,221	0.86	4 .05	13.0

24.26	57,287	0.88	0 .38	69.0
22.18	52,533	0.88	0 .63	87.5
(36.73)	48,620	0.88	0 .41	65.3
1.65	92,456	0.86	0 .34	53.9
12.70	103,131	0.87	0 .32	132.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Account.

See accompanying notes.

283

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP GROWTH ACCOUNT II
Class 1 shares
2010	$8.80	($0 .05)	$2 .42	$2 .37	$–	$–	$–	$11.17
2009	6.68	( 0 .05)	2 .17	2 .12	–	–	–	8.80
2008	11.35	( 0 .06)	( 4 .61)	( 4 .67)	–	–	–	6.68
2007	10.81	( 0 .07)	0 .61	0 .54	–	–	–	11 .35
2006	9.92	( 0 .06)	0 .95	0 .89	–	–	–	10 .81
Class 2 shares
2010	8.73	( 0 .08)	2 .41	2 .33	–	–	–	11 .06
2009	6.65	( 0 .07)	2 .15	2 .08	–	–	–	8.73
2008	11.32	( 0 .08)	( 4 .59)	( 4 .67)	–	–	–	6.65
2007(e)	10.72	( 0 .10)	0 .70	0 .60	–	–	–	11 .32
SMALLCAP VALUE ACCOUNT I
Class 1 shares
2010	10.81	0 .08	2 .73	2 .81	( 0 .10)	–	( 0 .10)	13 .52
2009	9.51	0 .09	1 .42	1 .51	( 0 .21)	–	( 0 .21)	10 .81
2008	15.69	0 .14	( 4 .60)	( 4 .46)	( 0 .13)	(1.59)	( 1 .72)	9 .51
2007	18.66	0 .13	( 1 .68)	( 1 .55)	( 0 .07)	(1.35)	( 1 .42)	15 .69
2006	17.61	0 .09	2 .98	3 .07	( 0 .06)	(1.96)	( 2 .02)	18 .66
Class 2 shares
2010	10.82	0 .06	2 .73	2 .79	( 0 .09)	–	( 0 .09)	13 .52
2009	9.51	0 .07	1 .42	1 .49	( 0 .18)	–	( 0 .18)	10 .82
2008	15.68	0 .10	( 4 .57)	( 4 .47)	( 0 .11)	(1.59)	( 1 .70)	9 .51
2007(i)	18.41	0 .08	( 1 .43)	( 1 .35)	( 0 .03)	(1.35)	( 1 .38)	15 .68

See accompanying notes.

284

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End	Ratio of Expenses	Investment Income
	of Period (in	to Average Net	to Average Net	Portfolio
Total Return(b)	thousands)	Assets	Assets	Turnover Rate

26 .93%	$56,856	1.03%(c)	(0 .59)%	82.2%
31.74	77,315	1.02 (c)	(0.68)	134.6
(41.15)	59,137	1.05 (c)	(0.65)	83.8
5.00	103,626	1.01 (c)	(0.59)	86 .5 (d)
8.97	73,327	1.02	(0.62)	77.6

26.69	3,015	1.28 (c)	(0.82)	82.2
31.28	2,529	1.27 (c)	(0.93)	134.6
(41.25)	2,102	1.30 (c)	(0.90)	83.8
5.60 (f)	3,968	1.26 (c),(g)	(0 .84) (g)	86 .5 (d),(g)

26.06	114,144	0.99 (c)	0.70	63.8
16.20	133,755	1.00 (c)	0.99	75.9
(31.82)	116,467	1.01 (c)	1.07	56.1
(9.52)	178,698	1.01 (c)	0.71	55 .0 (h)
18.64	171,973	1.11	0.49	49.0

25.81	169	1.24 (c)	0.52	63.8
15.88	104	1.25 (c)	0.74	75.9
(31.89)	101	1.26 (c)	0.78	56.1
(8 .51) (f)	237	1 .26 (c),(g)	0 .48 (g)	55 .0 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

285

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified Balanced Account, Diversified Growth Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account (formerly known as Mortgage Securities Account), Income Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account III, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, (35 of the portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2010, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting the portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 18, 2011

286

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account, Diversified Growth Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio
Asset Allocation Account Class 1
Actual	$1,000.00	$1,137.58	$4.96	0.92%
Hypothetical	1,000.00	1,020.57	4.69	0.92
Balanced Account Class 1
Actual	1,000.00	1,158.16	3.59	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Bond & Mortgage Securities Account Class 1
Actual	1,000.00	1,041.76	2.32	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Diversified Balanced Account Class 2
Actual	1,000.00	1,116.51	1.65	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31
Diversified Growth Account Class 2
Actual	1,000.00	1,153.93	1.63	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Diversified International Account Class 1
Actual	1,000.00	1,282.39	5.12	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Diversified International Account Class 2
Actual	1,000.00	1,280.86	6.55	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Equity Income Account Class 1
Actual	1,000.00	1,200.41	2.77	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Equity Income Account Class 2
Actual	1,000.00	1,199.52	4.16	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

287

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2010 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio

Government & High Quality Bond Account Class 1
Actual	$1,000.00	$1,007.87	$2.53	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Government & High Quality Bond Account Class 2
Actual	1,000.00	1,007.20	3.79	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Income Account Class 1
Actual	1,000.00	1,032.80	2.61	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Income Account Class 2
Actual	1,000.00	1,031.15	3.89	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
International Emerging Markets Account Class 1
Actual	1,000.00	1,289.65	8.08	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
LargeCap Blend Account II Class 1
Actual	1,000.00	1,224.69	4.26	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
LargeCap Blend Account II Class 2
Actual	1,000.00	1,224.23	5.66	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
LargeCap Growth Account Class 1
Actual	1,000.00	1,268.15	3.94	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
LargeCap Growth Account Class 2
Actual	1,000.00	1,266.55	5.37	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
LargeCap Growth Account I Class 1
Actual	1,000.00	1,279.06	4.37	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	1,230.39	1.52	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
LargeCap Value Account Class 1
Actual	1,000.00	1,228.71	3.43	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
LargeCap Value Account III Class 1
Actual	1,000.00	1,217.03	4.25	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
MidCap Blend Account Class 1
Actual	1,000.00	1,218.36	3.13	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
MidCap Blend Account Class 2
Actual	1,000.00	1,217.35	4.53	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Money Market Account Class 1
Actual	1,000.00	1,000.00	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Money Market Account Class 2
Actual	1,000.00	1,000.00	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,238.86	3.61	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,236.96	5.02	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Principal LifeTime 2010 Account Class 1
Actual	1,000.00	1,148.96	0.27	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Principal LifeTime 2020 Account Class 1
Actual	1,000.00	1,181.14	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Principal LifeTime 2030 Account Class 1
Actual	1,000.00	1,208.06	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Principal LifeTime 2040 Account Class 1
Actual	1,000.00	1,222.70	0.45	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

288

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2010 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio

Principal LifeTime 2050 Account Class 1
Actual	$1,000.00	$1,235.16	$0.56	0.10%
Hypothetical	1,000.00	1,024.70	0.51	0.10
Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	1,087.23	0.32	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Real Estate Securities Account Class 1
Actual	1,000.00	1,200.19	4.94	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Real Estate Securities Account Class 2
Actual	1,000.00	1,198.92	6.32	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
SAM Balanced Portfolio Class 1
Actual	1,000.00	1,161.64	1.31	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Balanced Portfolio Class 2
Actual	1,000.00	1,161.09	2.67	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,118.77	1.28	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,117.53	2.62	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,203.76	1.33	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,202.05	2.72	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,087.90	1.26	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,086.61	2.58	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,233.14	1.35	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,232.30	2.76	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Income Account Class 1
Actual	1,000.00	1,016.12	2.49	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Income Account Class 2
Actual	1,000.00	1,013.76	3.76	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
SmallCap Blend Account Class 1
Actual	1,000.00	1,264.84	5.02	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
SmallCap Growth Account II Class 1
Actual	1,000.00	1,317.22	6.19	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
SmallCap Growth Account II Class 2
Actual	1,000.00	1,316.67	7.65	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
SmallCap Value Account I Class 1
Actual	1,000.00	1,269.98	5.66	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
SmallCap Value Account I Class 2
Actual	1,000.00	1,268.73	7.09	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

289

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	98	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	98	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Formerly, CEO, The Weitz Company	98	None
Director since 2008
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	98	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	98	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	Formerly, President, Sassy, Inc.	98	Focus Products Group
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	98	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	98	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	98	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

290

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	98	None
Director, Chairman	“Manager”), since 2008; Chairman, Principal Funds
Member, Executive Committee	Distributor, Inc. (“PFD”) and Princor, since 2008; Senior
1952	Vice President, Principal Life, and Principal Financial
Group, since 2008; Director, Principal Shareholder Services
(“PSS”) and Currency Management Committee – London,
since 2008; Director CCI since 2009; Director, Spectrum,
since 2005.

Nora M. Everett	President and Director, the Manager, since 2008; Senior	98	None
Director, President and CEO	Vice President, Retirement & Investor Services, Principal
Member, Executive Committee	Life, since 2008; Senior Vice President & Deputy General
1959	Counsel, Principal Life, 2004-2008; Director, PFD, since
2008; CEO, Princor, since 2009; Director, Princor, PSS,
Edge, Principal Asset Management Co. (Asia) Limited,
since 2008; Chairman, PFA since 2010; Director, Principal
International and Principal International Holding Company,
LLC, since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and	98	None
Director	Director of Edge Asset Management, Inc.; President and
Member, Operations Committee	CEO of WM Group of Funds 1987-2006.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life; Treasurer, the Manager, PFD,
Treasurer	Princor and Spectrum since 2006; Vice President and Treasurer, Edge and
711 High Street, Des Moines, IA 50392	Principal – REI since 2006; Treasurer, PSS since 2007; Vice President and
1952	Treasurer, Columbus Circle, LLC and PGI since 2007.

Michael J. Beer	Executive Vice President, Chief Operating Officer and Director, the Manager,
Executive Vice President	since 2008; Executive Vice President, PFD since 2006. President and Director,
711 High Street, Des Moines, IA 50392	Princor, since 2006; Vice President/Mutual Funds and Broker Dealer, Principal
1961	Life, since 2001; President and Director, PSS since 2007.

Randy L. Bergstrom	Counsel, Principal Life; Counsel, PGI, since 2006.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

291

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice
Chief Compliance Officer	President, PFD, the Manager, and Princor since 2006. Senior Vice President,
711 High Street, Des Moines, IA 50392	PSS, since 2007.
1960

Jill R. Brown	President, PFD since 2010; Senior Vice President/Chief Financial Officer,
Senior Vice President	Princor since 2006; Senior Vice President/Chief Financial Officer, PFD, and PSS,
1100 Investment Blvd, ste 200	since 2007. Senior Vice President/Chief Financial Officer, the Manager, since
El Dorado Hills, CA 95762	2008.
1967

Cary Fuchs	Vice President, PSS, since 2008; FVO, WMSS, 2005-2007; prior thereto,
Senior Vice President of Distribution	Divisional Vice President, BFDS.
1100 Investment Blvd, ste 200
El Dorado Hills, CA 95762
1957

Steve Gallaher	Assistant General Counsel, Principal Life and PFD since 2006; Assistant General
Assistant Counsel	Counsel, PMC, PSS, and Princor since 2007; Prior thereto, self-employed writer.
711 High Street Des Moines, IA 50392
1955

Ernie H. Gillum	Chief Compliance Officer, the Manager, since 2004; Vice President, Product
Vice President, Assistant Secretary	Development, the Manager, and Princor, since 2000; Vice President, PSS, since
711 High Street Des Moines, IA 50392	2007.
1955

Patrick A. Kirchner	Counsel, Principal Life; Assistant General Counsel, the Manager, PGI, and
Assistant Counsel	Princor since 2008.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Attorney, Principal Life since 2008; Counsel, Princor, PSS, the Manager, and
Assistant Counsel	PFD, since 2009; Registered Product Analyst, Principal Funds, 2007-2008,
711 High Street, Des Moines, IA 50392	Registered Product Development Consultant, Princor 2006-2007; and prior
1973	thereto, Judicial Law Clerk, Iowa Supreme Court.

Layne A. Rasmussen	Vice President and Controller – Mutual Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Associate General Counsel, Principal Life and Principal
Counsel	Financial Group, since 2001; Counsel, PGI, since 2001; Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, the Manager, and Princor, since 2001. Senior Vice President and
1951	Counsel, PFD, since 2007.

292

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life and PFD, since 2006. Prior thereto, practicing attorney;
Assistant Counsel	Counsel, the Manager, since 2007.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, the Manger, and Princor.
Assistant Treasurer
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, Principal, since 2007. Prior thereto, Segment Business Manager
Vice President and Secretary	for Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2010 and the Statement of Additional Information dated May 1, 2010. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

293

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Accounts.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PVC, on behalf of each of the thirty-five (35) series of PVC (each series is referred to as an “Account”); and (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; Brown Investment Advisory Incorporated; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investment Management, Inc.; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T. Rowe Price Associates, Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered, among the factors, that the Manager and its affiliates have demonstrated a commitment to support the Accounts, including undertakings to cap Account expenses to provide competitive expense ratios for shareholders and the implementation of the “Core Satellite” structure for certain Accounts in an effort to achieve improved and more consistent performance results. The Board considered the nature, quality and extent of services provided by the Manager under the Management Agreement, including administrative services. In addition, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

294

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts or Subadvisors that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Accounts, the Board also considered the longer-term performance of the Accounts. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Subadvisor for an Account, the Manager had advised the Board that either the investment services provided by the Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor for an Account either met or exceeded acceptable levels of investment performance; or (ii) although the Account experienced underperformance from the subject Subadvisor, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For PVC Accounts that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Accounts, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying accounts) compare favorably. The Board considered that some PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for five PVC Accounts that have recently implemented the “Core Satellite” structure.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Accounts for an additional year. Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2009. The Board also receives throughout the year information regarding revenue sharing payments made by the Manager. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

295

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Account under the applicable Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the Diversified Balanced Account, Diversified Growth Account, LargeCap S&P 500 Index Account, and the LifeTime Accounts do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for all Account assets.

Subadvisory Fees, Economies of Scale and Profitability

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Accounts. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Account.

296

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – Government & High Quality Bond Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the Government & High Quality Bond Account into the Mortgage Securities Account:

In Favor	Opposed	Abstain
19,437,652.827	1,914,075.984	1,330,138.922

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – International SmallCap Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the International SmallCap Account into the Diversified International Account:

In Favor	Opposed	Abstain
7,612,605.373	263,705.308	413,015.022

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Growth Account I

Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Growth Account I into the MidCap Blend Account:

In Favor	Opposed	Abstain
5,700,119.940	136,397.370	232,056.814

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Value Account II

Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Value Account II into the MidCap Blend Account:

In Favor	Opposed	Abstain
8,007,344.204	347,496.997	490,607.689

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – Short-Term Bond Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the Short-Term Bond Account into the Short- Term Income Account:

In Favor	Opposed	Abstain
13,397,085.600	576,270.678	949,830.893

297

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2010 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2010. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2010, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Asset Allocation Account	35.85%	Principal LifeTime 2020 Account	13.55%
Balanced Account	39.32%	Principal LifeTime 2030 Account	22.63%
Diversified International Account	0.04%	Principal LifeTime 2040 Account	25.85%
Equity Income Account	96.40%	Principal LifeTime 2050 Account	31.05%
International Emerging Markets Account	0.34%	Principal LifeTime Strategic Income Account	4.90%
LargeCap Blend Account II	100.00%	Real Estate Securities Account	0.09%
LargeCap Growth Account	100.00%	SAM Balanced Portfolio	25.83%
LargeCap Growth Account I	100.00%	SAM Conservative Balanced Portfolio	13.89%
LargeCap S&P 500 Index Account	100.00%	SAM Conservative Growth Portfolio	44.76%
LargeCap Value Account	100.00%	SAM Flexible Income Portfolio	8.24%
LargeCap Value Account III	100.00%	SAM Strategic Growth Portfolio	61.20%
MidCap Blend Account	93.69%	SmallCap Blend Account	100.00%
Principal Capital Appreciation Account	100.00%	SmallCap Growth Account II	0.09%
Principal LifeTime 2010 Account	9.92%	SmallCap Value Account I	100.00%

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2010, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified International Account	$ 0.0239	90.70%
International Emerging Markets Account	$ 0.0433	88.66%

298

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MM1290-16 | ©2011 Principal Financial Services, Inc. | 02/2011 | #t1101120086

Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2010

Table of Contents

Economic & Financial Market Review	2
Important Account Information	3
Diversified International Account	4
Equity Income Account	5
Government & High Quality Bond Account	6
Income Account	7
LargeCap Blend Account II	8
LargeCap Growth Account	9
MidCap Blend Account	10
Principal Capital Appreciation Account	11
Real Estate Securities Account	12
SAM Balanced Portfolio	13
SAM Conservative Balanced Portfolio	14
SAM Conservation Growth Portfolio	15
SAM Flexible Income Portfolio	16
SAM Strategic Growth Portfolio	17
Short-Term Income Account	18
SmallCap Growth Account II	19
SmallCap Value Account I	20
Glossary	21
Financial Statements	24
Notes to Financial Statements	45
Schedules of Investments	64
Financial Highlights	132
Report of Registered Independent Public Accounting Firm	144
Shareholder Expense Example	145
Supplemental Information	148

1

Economic & Financial Market Review

2010 was a year of fluctuation for the U.S. economy and markets. During the first half of the year, a slowing recovery and investor wariness led to rising concern that the U.S. could experience a double-dip recession. Continued high unemployment and an anemic housing market contributed to the uncertainty that permeated the markets and the country as a whole. The second half of 2010, however, brought better news. Markets responded positively following the Federal Reserve’s announcement of another round of quantitative easing (QE2), and investors’ confidence generally improved.

Most of the year’s gains in major market indexes occurred during the final quarter of 2010. Both manufacturing and retail sales ticked upward in the second half of the year.1 Also, the markets received a mid-December boost from the new tax bill extending the Bush-era tax cuts and enacting other fiscal stimulus items, such as reduced payroll taxes. The tax bill passage caused some economists to upgrade their 2011 outlooks on the anticipation that consumers would spend some of their new tax savings.

However, two persistent headwinds continued their drag on the U.S. recovery throughout 2010: Unemployment and a weak housing market. The November payroll report (released in December) was disappointing as corporations appeared to remain unwilling to hire. Only 39,000 jobs were added during the month, and the unemployment rate rose to 9.8%. However, the weekly jobless claims did trend downward, ending December at 388,000, its lowest point since July 2008.2 In housing, though new and existing home sales ticked up in November month-over-month, sales levels were stuck more than 20% below the November 2009 rate,3 and home prices also were down. October 2010 prices fell 0.8% year-over-year, the fifth consecutive month of falling prices.4

From a global perspective, tremendous upheaval occurred in countries within the European Union (EU) during 2010 as certain peripheral countries appeared headed toward insolvency. Immediate debt concerns were relieved by the creation of the European Financial Stabilization Fund; however, necessary austerity measures and tax hikes were met with violent opposition by the citizens of the affected countries. In late November, Ireland joined Greece in accepting a bailout package from the EU’s Economic and Monetary Union (EMU) and the International Monetary Fund. Concerns still linger over the EMU’s ability and willingness to support further EU members as necessary — particularly if a larger member (such as Spain) were to need a bailout. Though EU leaders have agreed in concept to a permanent crisis fund to help troubled governments once the current temporary program expires in 2013, specific details for a permanent program have not been formalized. Meanwhile, negative ratings actions in the euro zone added to investor tension and market volatility.

For the one-year period ending December 31, 2010, strong fourth-quarter momentum helped drive U.S. stocks to a 16.9% return,5 with growth stocks generally outpacing value stocks and small-caps outperforming large-caps.6

Internationally, developed markets — with a return of 7.8% for the 1-year period — considerably lagged emerging markets, which returned 18.9%.7 The weak performance by developed markets reflected investor concern regarding the uncertain financial situation in the euro zone peripheral countries. Emerging markets’ strong performance was supported by strong growth prospects and the favorable impact of rising commodities prices.

Meanwhile, real estate outperformed the broad U.S. stock market, returning 28.5% for the year.8 Although real estate fundamentals remained unfavorable during the period, the attractive dividend yield and improved capital for commercial real estate drew investors to the asset class.

Within fixed income, the Barclays Capital Aggregate Bond Index gained 6.54% for the year. The positive performance occurred largely during the first three quarters of 2010; a sharp uptick in interest rates in the fourth quarter dragged on the index as fears of a double-dip recession diminished and investors moved farther out on the risk spectrum. During the year, the shape of the yield curve remained relatively stable as U.S. Treasury yields fell. The 10-year Treasury yield dropped from 3.83% as of December 31, 2009 to 3.37% as of December 31, 2010, while the 2-year Treasury yield fell from 1.13% to 0.64% over the same period.9 Rates had been driven low at the start of the fourth quarter in anticipation of the yet-to-be announced $600 billion quantitative easing program (QE2), and also reflecting lingering concerns of a double-dip recession. But even as the QE2 program was officially announced in November and the Fed began purchasing Treasuries, interest rates began to increase.

1 Manufacturing reference: New York Federal Reserve’s Empire State Survey. Retail sales reference: U.S. Census Bureau (census.gov) 2 U.S. Bureau of Labor Statistics (bls.gov) 3 U.S. Census Bureau (census.gov); Dept. of Housing and Urban Development (hud.gov); National Association of Realtors (realtor.org) 4 20-city composite of the S&P/Case-Shiller Home Price Index (standardandpoors.com) 5 Russell 3000 Index 6 Russell family of indexes 7 Developed international markets: MSCI EAFE Index; emerging international markets: MSCI EM Index 8 Real estate: MSCI US REIT Index; U.S. stocks: Russell 3000 Index 9 FactSet Government Benchmark Yields

2

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

See glossary on page 21 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

3

Diversified International Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	13.18%	2.86%	3.79%
Class 2 Shares	1/8/07	12.91%	2.58%	3.53%

What contributed to or detracted from Account performance during the fiscal year?

Stock selection drove performance, especially in financials. Avoidance of financials in the problem countries of Europe was key in 2010. Ownership of Nordic and U.K. banks and insurance companies (such as DNB, Nordea, and Sampo) also benefited returns. Additionally, industrial stocks in the U.K. and Nordic capital goods makers (such as Weir Group, Metso Corp. and Kone Oyj) benefited from increased demand in Asia and were top contributors for the 12-month period. Japanese trading companies Marubeni and Sumitomo added value as well, helped by increased economic activity and higher commodity prices. Finally, stock selection was positive in Europe, with Germany and France particularly strong. Stock selection in Japan detracted from performance; in particular, the portfolio did not hold two strong performers, Komatsu and Fanuc, which benefited from strong demand for their products in Asia. Stock selection in Singapore detracted as well, where holdings in Noble Group and banks caused performance to lag. Additionally, the portfolio's underweight position in emerging markets hindered performance because emerging markets outperformed international developed markets by about 10% over the period.

4

Equity Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	16.18%	2.75%	6.33%
Class 2 Shares	5/1/01	15.88%	2.50%	6.09%

	What contributed to or detracted from Account performance during the fiscal year?

Stock selection within the industrial sector aided performance the most during the period. John Deere and Parker Hannifin were key contributors in the fund; both firms benefited from the cyclical recovery and increased capital expenditures. The second-largest contributor was Genuine Parts (a service firm that distributes automotive replacement parts), which had stronger-than-expected results due to the recovery in auto sales. In addition, stock selection within the financial sector added value. Ace (an insurance company, and the portfolio's largest holding) experienced solid results due its healthy balance sheet and disciplined underwriting. Stock selection within the energy sector detracted the most from performance. Total SA was hurt by the impact of the slowdown in Europe as well as by the currency impact of the euro. Abbott Labs was the second-largest detractor. Like much of the pharmaceutical industry, Abbott Labs was out of favor due to concerns about both its pipeline and health care regulation; additionally, investors have had concerns about new competition against the firm's most profitable drug. Stock selection in the information technology sector dragged on results as well; many of the "old-line" names (such as Microsoft and Intel) underperformed during the period over concerns they are behind in the movement toward mobile and social technology.

5

Government & High Quality Bond Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/6/93	5.85%	5.60%	5.27%
Class 2 Shares	11/6/01	5.65%	5.34%	5.01%

	What contributed to or detracted from Account performance during the fiscal year?

The best-performing sector during the 12-month period was the fund's allocation to asset-backed securities (ABS). Spreads on ABS rallied due to support by the Federal Reserve's TALF program, which provided cheap financing and brought investors back into the market. In addition, the exposure to non-agency collateralized mortgage obligations (CMO) aided results; the sector experienced strong demand throughout the period as investors looked for higher-yielding assets. Finally, the fund's exposure to commercial mortgage-backed securities (CMBS) helped returns as investors returned to the asset class following 2008's deleveraging cycle. The top detractor was the portfolio's duration-positioning. U.S. Treasuries remained volatile during the period due to vacillating confidence in the strength of the recovery. The fund's allocation to Treasuries also underperformed other areas of the fixed income market that had higher yields. Finally, the fund's small allocation to cash detracted from performance as cash returned very little over the period.

6

Income Account

Sub-Advisors: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/7/93	8.65%	6.64%	6.84%
Class 2 Shares	11/6/01	8.26%	6.38%	6.58%

	What contributed to or detracted from Account performance during the fiscal year?

High-yield bonds posted strong performance during the 12-month period; as the trajectory of the global economy stabilized, this sector outperformed nearly all other fixed income asset classes, aiding relative performance. An overweight to the real estate investment trust (REIT) sector helped performance as liquidity returned to the market and companies were able to deleverage and extend-out debt maturities. Retail and health care REITs, two areas of emphasis in the portfolio, experienced stabilization in their respective market segments. Finally, strong security selection within the banking, medical device and health care sectors benefited relative results. Agency mortgage-backed securities (MBS) detracted from performance as riskier assets had better returns. In addition, the portfolio's allocation to long-dated U.S. Treasuries dragged on performance as the sector underperformed other sectors of the fixed income market. Finally, security selection within the energy sector detracted from performance.

7

LargeCap Blend Account II

Sub-Advisors: T. Rowe Price Associates, Inc., ClearBridge Advisors, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	5/1/02	13.25%	2.60%	3.74%
Class 2 Shares	1/8/07	12.97%	2.35%	3.53%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within the information technology sector was favorable. An out-of-index exposure to Dolby Laboratories and overweights to Autodesk and Apple were rewarded. Selection within the health care sector also aided performance, due to an out-of-index position in Edwards Life Sciences. Additionally, the fund's slightly higher beta position relative to the index (meaning the portfolio was poised to capture more upside than the market) and lower average market-cap added value. Within the consumer discretionary sector, an overweight to Staples hurt returns, as did industry selection (an overweight to paper, publishing, and electrical equipment). Selection within the financials sector also detracted, due to an underweight to Citigroup and overweights to Charles Schwab and Bank of America. Additionally, the fund's lower exposure to dividend-yielding stocks than the index hampered results, as investors generally preferred dividend-payers during the period.

8

LargeCap Growth Account

Sub-Advisors: Columbus Circle Investors

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	18.38%	2.97%	-0.53%
Class 2 Shares	1/8/07	18.05%	2.71%	-0.78%

	What contributed to or detracted from Account performance during the fiscal year?

The largest positive contributor to performance was Las Vegas Sands, which benefited from continued strong gaming trends in Macau and better-than-expected results at the firm's recently-opened Singapore property. Apple was another strong performer, based on sustained growth in its iPhone and Mac PC franchises plus the highly successful launch of the iPad device within the newly-created tablet computing segment. Lastly, Priceline was strong based on recovering travel trends throughout the world (particularly in Europe) and continued penetration gains of online travel usage in foreign markets. The largest detractors over the 12-month period were Marvell Technology, Visa and Google. Marvell suffered from concerns that the firm's hard disk drives would increasingly become cannibalized by solid-state flash drives used in new devices such as tablet computers and in notebooks. Visa was adversely impacted by regulatory reform for debit transactions, while Google struggled due to concerns about competitive threats to the core search and advertising franchises from new entrants.

9

MidCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	24.10%	6.52%	7.48%
Class 2 Shares	9/9/09	23.83%	6.23%	7.20%

What contributed to or detracted from Account performance during the fiscal year?

Positive stock selection in the consumer discretionary sector bolstered performance for the 12-month period. The fund benefited from owning Liberty Media Corporation (Capital). Liberty's investment in Sirius XM Radio contributed to the 162% increase in Liberty's stock price over the period. O'Reilly Automotive (a leader in the auto parts aftermarket, serving consumers and professional mechanics) also aided fund performance. O'Reilly, which was up 59% in the period, benefited from a strong auto parts aftermarket and the integration of a recent acquisition (CSK Auto). Relative underperformance mostly came from stock selection in the industrial and information technology sectors. One detractor was SAIC Inc. (a provider of solutions to government agencies covering national security, energy, the environment and health care). The company's underlying business continued to do well; however, the stock was down 16% in the period due to a slowdown in government contracting. Alliant Techsystems (a supplier of aerospace and defense products to the U.S. government) also detracted from the fund. Alliant Techsystems continued to grow the markets the firm serves, but was down 16% over the period due to concerns over government defense spending.

10

Principal Capital Appreciation Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	15.40%	3.99%	5.88%
Class 2 Shares	11/6/01	15.11%	3.73%	5.62%

What contributed to or detracted from Account performance during the fiscal year?

The largest positive contributor to performance was stock selection within the industrial sector, driven by the announcement in December that Dionex was being acquired by Thermal Fisher. The second-largest contributor to performance was stock selection within the materials sector; Freeport McMoran (one of the largest copper and gold producers) benefited from the increase in commodities prices (particularly copper, which hit a record high). In addition, stock selection within the health care sector added to performance. Varian Medical Systems (a medical company that focuses on products for treating cancer) helped performance by outperforming in a sector that struggled over the period. The largest detractor to performance was stock selection within the information technology sector, where many of the "old-line" names (such as Cisco and HP) underperformed. Cisco missed expected earnings for the period as growth expectations were revised down. Stock selection within the financial sector also hurt performance; Washington Federal (a non-diversified savings and loan company) significantly underperformed as the continued poor housing market impacted the firm's loan and revenue growth. Another detractor was stock selection within the energy sector. Total SA (a French oil and gas company) was hurt by the impact of the slowdown in Europe as well as by the currency impact of the euro.

11

Real Estate Securities Account

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	25.70%	4.12%	11.99%
Class 2 Shares	1/8/07	25.29%	3.86%	11.73%

What contributed to or detracted from Account performance during the fiscal year?

The top contributor to relative performance was an underweight to the mixed-office and industrial sector, the worst-performing sector for the 12-month period. The entire sector performed poorly due to weak fundamentals within suburban office and an overhang of large development supply. An overweight to General Growth Properties was the largest individual contributor to relative performance; the company successfully emerged from bankruptcy during the period. An underweight to the diversified sector proved favorable, as all but one of its constituents underperformed the index due to weaker market fundamentals and greater-than-average development exposures. Poor stock timing in Strategic Hotels & Resorts, Host Hotels & Resorts and FelCor Lodging Trust detracted as all significantly outperformed the index due to a strong recovery in hotel demand; this also resulted in the hotel sector being the worst-performing sector for the period. Also, an overweight position to niche office owners Digital Realty and DuPont Fabros detracted from performance; the data supply center owners suffered from a growing concern over the future demand for their near-term development supply. Additionally, apartment sector stock selection was a detractor to performance. The portfolio held underweights to over-leveraged Post Properties and UDR, which both benefited from strengthening markets. Poor positioning caused the portfolio to forego much of the apartment outperformance that occurred throughout the year.

12

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	13.61%	4.53%	5.03%
Class 2 Shares	11/6/01	13.34%	4.29%	4.78%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds for the 12-month period. The portfolio also benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

13

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/23/98	11.84%	5.08%	5.45%
Class 2 Shares	11/6/01	11.73%	4.83%	5.19%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds during the 12-month period. Also, the portfolio's corporate bond holdings added value by outperforming their benchmarks for the period. The portfolio's high-yield bonds were another positive factor, as they outperformed other fixed income securities (as reflected by the Barclays Capital Aggregate Bond Index). Mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period. Cash holdings were another drag on performance, as cash underperformed most other asset classes. Also, international (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance.

14

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	15.22%	3.50%	4.07%
Class 2 Shares	11/6/01	14.92%	3.24%	3.81%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

The portfolio benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Also, the portfolio's large-cap value holdings outperformed their benchmark, providing another positive contributor to performance. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

15

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	9/9/97	10.51%	5.32%	5.64%
Class 2 Shares	11/6/01	10.26%	5.06%	5.38%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

A tactical overweight in equities (compared to the portfolio's long-term core allocation) provided a positive contribution as equities outperformed bonds during the year. Also, the portfolio's corporate bond holdings added value by outperforming their benchmarks. The portfolio's high-yield bond holdings were another positive factor, as they outperformed other fixed income securities (as reflected by the Barclays Capital Aggregate Bond Index). Mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period. Cash holdings also dragged on performance, as cash underperformed most other asset classes. Also, international (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance.

16

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	16.40%	2.84%	3.32%
Class 2 Shares	11/6/01	16.18%	2.59%	3.09%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

The portfolio benefited from its allocations to small- and mid-cap stocks, which outperformed their larger-cap peers. Also, the portfolio's large-cap value holdings outperformed their benchmark, providing another positive contributor to performance. Additionally, the portfolio's allocation to real estate investment trusts (REIT) aided relative performance, as REITs had a strong year. International (developed market) stocks (as reflected by the MSCI EAFE Index) underperformed U.S. equities in 2010, detracting from the portfolio's performance. Also, the portfolio's mid- and small-cap holdings underperformed their benchmarks during the year. Additionally, mortgage-backed securities (MBS) and asset-backed securities (ABS) had a negative impact, as those assets underperformed most other asset classes over the period.

17

Short-Term Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	1/12/94	4.20%	4.48%	4.59%
Class 2 Shares	11/6/01	4.37%	4.23%	4.36%

	What contributed to or detracted from Account performance during the fiscal year?

The fund's underweight position in foreign government bonds aided performance; investors were favoring higher-yielding corporate securities due to record-low bond yields. The fund's overweight position in non-agency residential mortgage-backed securities (RMBS) also helped performance. Non-agency RMBS continued to provide better returns than corporate bonds, as mortgage delinquencies appeared to be stabilizing. Also adding value was the fund's overweight position in the real estate investment trust (REIT) sector. The office sector started seeing a rebound in occupancy and rents late in 2010, while other sectors (such as multi-family and retail) showed stabilizing-to-improving trends for most of the 12-month period. The top detractor was the fund's underweight to the banking sector; financial institutions outperformed during the period due to growing confidence in the economic recovery and less concern about government interference. Performance also was hurt by the fund's small allocation to cash and U.S. Treasury notes, due to their miniscule yields. Finally, the fund's allocation to U.S. agencies hindered returns, as this sector underperformed the corporate market.

18

SmallCap Growth Account II

Sub-Advisor: Emerald Advisers, Inc., Essex Investment Management Company, LLC, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	26.93%	2.40%	-3.28%
Class 2 Shares	1/8/07	26.69%	2.14%	-3.55%

	What contributed to or detracted from Account performance during the fiscal year?

The fund benefited from an overweight to information technology sector (one of the top-performing sectors within the Russell 2000 Growth Index) as well as from security selection within the sector (in particular, overweights to Acme Packet, Aruba Networks and Power-One were rewarded). Security selection within the industrial sector also was beneficial, due to out-of-index positions in Wesco and Wabash National and an overweight to Titan International. Security selections within the health care and energy sectors also were additive. The fund's higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) and slightly lower market-cap relative to the index were additional positives, as these biases were rewarded in the market. Security selection within the consumer discretionary and materials sectors moderated results. Within consumer discretionary, the investment option was hampered by overweights to NutriSystem and Wonder Auto Technology and an underweight to Deckers Outdoor. Within materials, an overweight to Schwetzer-Maduit International and an out-of-index exposure to Headwaters Inc. hindered results.

19

SmallCap Value Account I

Sub-Advisor: JP Morgan Investment Management, Inc., Mellon Capital Management, and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2010
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	26.06%	1.40%	7.41%
Class 2 Shares	1/8/07	25.81%	1.18%	7.19%

What contributed to or detracted from Account performance during the fiscal year?

The fund benefited from favorable security selection relative to the Russell 2000 Value Index, especially within the financial and consumer discretionary sectors. Within financials, a lack of exposure to E*Trade Financial and an overweight to First Industrial Realty Trust helped results the most. Within consumer discretionary, an overweight to Perry Ellis International and lack of exposure to Dex One Corp. aided performance. Modest overweights to the energy and consumer discretionary sectors were further positives, as was an emphasis on stocks exhibiting positive relative strength (those stocks exhibiting upward price movement during the trailing 12-month period). Security selection within the industrials sectors hampered results, due to an underweight to US Airways Group and an overweight to EMCOR Group. Within the materials sector, an underweight to Hecla Mining was a further negative.

20

Glossary

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Bond Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1–3 Years Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

Citigroup Mortgage Index:

Represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

21

Glossary

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

22

Glossary

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

23

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	Diversified		Government &
	International	Equity Income	High Quality
Amounts in thousands, except per share amounts	Account	Account	Bond Account (a)
Investment in securities--at cost	$ 441,097	$ 477,460	$ 477,831
Foreign currency--at cost	$ 356	$ –	$ –
Assets
Investment in securities--at value	$ 534,074	$ 565,041	$ 487,748
Foreign currency--at value	363	–	–
Cash	71	43	453
Cash in joint trading account	645	2,758	4,724
Receivables:
Dividends and interest	962	1,857	2,037
Fund shares sold	71	50	1,876
Investment securities sold	2	–	5
Total Assets	536,188	569,749	496,843
Liabilities
Accrued management and investment advisory fees	367	233	207
Accrued distribution fees	–	6	–
Accrued directors' expenses	1	–	–
Accrued other expenses	157	2	2
Payables:
Deferred foreign tax	17	–	–
Fund shares redeemed	635	1,458	392
Investment securities purchased	–	–	5,737
Total Liabilities	1,177	1,699	6,338
Net Assets Applicable to Outstanding Shares	$ 535,011	$ 568,050	$ 490,505

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 638,155	$ 588,141	$ 510,444
Accumulated undistributed (overdistributed) net investment income (loss)	(1,120)	2,900	722
Accumulated undistributed (overdistributed) net realized gain (loss)	(194,999)	(110,572)	(30,578)
Net unrealized appreciation (depreciation) of investments	92,960	87,581	9,917
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	15	–	–
Total Net Assets	$ 535,011	$ 568,050	$ 490,505
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 532,545	$ 538,727	$ 489,048
Shares issued and outstanding	42,473	36,402	47,506
Net Asset Value per share	$ 12.54	$ 14.80	$ 10.29
Class 2: Net Assets	$ 2,466	$ 29,323	$ 1,457
Shares issued and outstanding	195	1,990	141
Net Asset Value per share	$ 12.63	$ 14.74	$ 10.32

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

24

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

		LargeCap	LargeCap
Amounts in thousands, except per share amounts	Income Account	Blend Account II	Growth Account
Investment in securities--at cost	$ 211,733	$ 156,219	$ 154,229
Assets
Investment in securities--at value	$ 224,123	$ 183,396	$ 207,371
Cash	–	949	350
Cash in joint trading account	3,522	1,171	519
Receivables:
Dividends and interest	2,829	218	52
Expense reimbursement from Manager	–	3	–
Fund shares sold	127	5	40
Investment securities sold	–	156	–
Total Assets	230,601	185,898	208,332
Liabilities
Accrued management and investment advisory fees	97	117	120
Accrued distribution fees	1	–	1
Accrued other expenses	1	9	2
Cash overdraft	16	–	–
Payables:
Fund shares redeemed	237	2,673	404
Investment securities purchased	–	196	–
Variation margin on futures contracts	–	6	–
Total Liabilities	352	3,001	527
Net Assets Applicable to Outstanding Shares	$ 230,249	$ 182,897	$ 207,805

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 222,709	$ 215,012	$ 227,188
Accumulated undistributed (overdistributed) net investment income (loss)	(255)	64	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(4,595)	(59,444)	(72,525)
Net unrealized appreciation (depreciation) of investments	12,390	27,265	53,142
Total Net Assets	$ 230,249	$ 182,897	$ 207,805
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 225,114	$ 182,047	$ 207,114
Shares issued and outstanding	22,246	26,519	13,696
Net Asset Value per share	$ 10.12	$ 6.86	$ 15.12
Class 2: Net Assets	$ 5,135	$ 850	$ 691
Shares issued and outstanding	509	123	46
Net Asset Value per share	$ 10.09	$ 6.91	$ 15.11

See accompanying notes.

25

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

			Principal Capital
	MidCap	Money	Appreciation
Amounts in thousands, except per share amounts	Blend Account	Market Account	Account
Investment in securities--at cost	$ 478,698	$ 316,408	$ 115,783
Foreign currency--at cost	$ 2	$ –	$ –
Assets
Investment in securities--at value	$ 565,090	$ 316,408	$ 157,651
Foreign currency--at value	2	–	–
Cash	10	12	10
Cash in joint trading account	567	–	782
Receivables:
Dividends and interest	369	17	164
Expense reimbursement from Manager	–	36	–
Fund shares sold	96	1,250	–
Investment securities sold	2,286	–	188
Total Assets	568,420	317,723	158,795
Liabilities
Accrued management and investment advisory fees	256	119	83
Accrued distribution fees	2	–	1
Accrued directors' expenses	2	1	–
Accrued other expenses	28	7	5
Payables:
Fund shares redeemed	3,380	142	232
Investment securities purchased	1,836	–	60
Total Liabilities	5,504	269	381
Net Assets Applicable to Outstanding Shares	$ 562,916	$ 317,454	$ 158,414

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 514,964	$ 317,465	$ 115,860
Accumulated undistributed (overdistributed) net investment income (loss)	(3,857)	–	60
Accumulated undistributed (overdistributed) net realized gain (loss)	(34,583)	(11)	626
Net unrealized appreciation (depreciation) of investments	86,392	–	41,868
Total Net Assets	$ 562,916	$ 317,454	$ 158,414
Capital Stock (par value: $.01 a share):
Shares authorized	105,000	1,500,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 551,589	$ 314,976	$ 151,592
Shares issued and outstanding	14,579	314,987	7,060
Net Asset Value per share	$ 37.83	$ 1.00	$ 21.47
Class 2: Net Assets	$ 11,327	$ 2,478	$ 6,822
Shares issued and outstanding	300	2,478	319
Net Asset Value per share	$ 37.82	$ 1.00	$ 21.40

See accompanying notes.

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

			SAM
	Real Estate		Conservative
	Securities	SAM Balanced	Balanced
Amounts in thousands, except per share amounts	Account	Portfolio	Portfolio
Investment in securities--at cost	$ 113,602	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 826,742	$ 175,822
Assets
Investment in securities--at value	$ 140,857	$ –	$ –
Investment in affiliated securities--at value	–	935,781	194,264
Cash	10	–	–
Cash in joint trading account	72	–	–
Receivables:
Dividends and interest	511	597	170
Fund shares sold	66	82	11
Total Assets	141,516	936,460	194,445
Liabilities
Accrued management and investment advisory fees	104	181	37
Accrued distribution fees	–	22	4
Accrued directors' expenses	–	5	–
Accrued other expenses	2	1	–
Payables:
Fund shares redeemed	46	889	394
Total Liabilities	152	1,098	435
Net Assets Applicable to Outstanding Shares	$ 141,364	$ 935,362	$ 194,010

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 155,333	$ 825,018	$ 173,311
Accumulated undistributed (overdistributed) net investment income (loss)	287	25,292	6,226
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,511)	(23,987)	(3,969)
Net unrealized appreciation (depreciation) of investments	27,255	109,039	18,442
Total Net Assets	$ 141,364	$ 935,362	$ 194,010
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 140,922	$ 828,276	$ 178,249
Shares issued and outstanding	10,671	55,148	15,256
Net Asset Value per share	$ 13.21	$ 15.02	$ 11.68
Class 2: Net Assets	$ 442	$ 107,086	$ 15,761
Shares issued and outstanding	33	7,179	1,359
Net Asset Value per share	$ 13.30	$ 14.92	$ 11.60

See accompanying notes.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

	SAM
	Conservative	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 197,786	$ 184,761	$ 133,070
Assets
Investment in affiliated securities--at value	$ 225,227	$ 204,319	$ 151,680
Receivables:
Dividends and interest	85	278	13
Fund shares sold	19	10	74
Total Assets	225,331	204,607	151,767
Liabilities
Accrued management and investment advisory fees	43	40	29
Accrued distribution fees	18	4	15
Payables:
Fund shares redeemed	122	652	153
Total Liabilities	183	696	197
Net Assets Applicable to Outstanding Shares	$ 225,148	$ 203,911	$ 151,570

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 214,983	$ 183,026	$ 143,499
Accumulated undistributed (overdistributed) net investment income (loss)	4,345	7,927	2,194
Accumulated undistributed (overdistributed) net realized gain (loss)	(21,621)	(6,600)	(12,733)
Net unrealized appreciation (depreciation) of investments	27,441	19,558	18,610
Total Net Assets	$ 225,148	$ 203,911	$ 151,570
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 140,207	$ 183,764	$ 81,821
Shares issued and outstanding	9,130	14,707	4,866
Net Asset Value per share	$ 15.36	$ 12.50	$ 16.82
Class 2: Net Assets	$ 84,941	$ 20,147	$ 69,749
Shares issued and outstanding	5,576	1,623	4,175
Net Asset Value per share	$ 15.23	$ 12.42	$ 16.71

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

		SmallCap
	Short-Term	Growth	SmallCap
Amounts in thousands, except per share amounts	Income Account	Account II	Value Account I
Investment in securities--at cost	$ 215,141	$ 42,930	$ 94,018
Assets
Investment in securities--at value	$ 217,968	$ 57,178	$ 114,773
Cash	52	1,186	1,135
Cash in joint trading account	1,863	1,553	872
Receivables:
Dividends and interest	1,705	9	205
Expense reimbursement from Manager	2	1	13
Fund shares sold	5,123	45	27
Investment securities sold	–	77	59
Total Assets	226,713	60,049	117,084
Liabilities
Accrued management and investment advisory fees	95	53	111
Accrued distribution fees	1	1	–
Accrued other expenses	4	8	3
Payables:
Fund shares redeemed	312	53	2,576
Investment securities purchased	–	24	56
Variation margin on futures contracts	56	39	25
Total Liabilities	468	178	2,771
Net Assets Applicable to Outstanding Shares	$ 226,245	$ 59,871	$ 114,313

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 244,911	$ 84,067	$ 126,088
Accumulated undistributed (overdistributed) net investment income (loss)	343	–	112
Accumulated undistributed (overdistributed) net realized gain (loss)	(22,184)	(38,532)	(32,683)
Net unrealized appreciation (depreciation) of investments	3,175	14,336	20,796
Total Net Assets	$ 226,245	$ 59,871	$ 114,313
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 224,344	$ 56,856	$ 114,144
Shares issued and outstanding	89,332	5,088	8,440
Net Asset Value per share	$ 2.51	$ 11.17	$ 13.52
Class 2: Net Assets	$ 1,901	$ 3,015	$ 169
Shares issued and outstanding	758	273	12
Net Asset Value per share	$ 2.51	$ 11.06	$ 13.52

See accompanying notes.

29

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands	Account	Account	Account (a)
Net Investment Income (Loss)
Income:
Dividends	$ 11,378	$ 17,722	$ –
Withholding tax	(1,252)	–	–
Interest	4	97	14,902
Total Income	10,130	17,819	14,902
Expenses:
Management and investment advisory fees	3,546	2,394	1,798
Distribution Fees - Class 2	6	73	4
Custodian fees	253	4	5
Directors' expenses	11	9	6
Professional fees	7	4	1
Other expenses	4	3	2
Total Expenses	3,827	2,487	1,816
Net Investment Income (Loss)	6,303	15,332	13,086

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	23,002	1,785	5,246
Foreign currency transactions	(273)	–	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $17, $0 and $0, respectively)	40,223	54,950	(3,287)
Translation of assets and liabilities in foreign currencies	18	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	62,970	56,735	1,959
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 69,273	$ 72,067	$ 15,045

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

30

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

		LargeCap	LargeCap
Amounts in thousands	Income Account	Blend Account II	Growth Account
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 3,376	$ 1,492
Interest	13,473	5	9
Total Income	13,473	3,381	1,501
Expenses:
Management and investment advisory fees	1,066	1,332	1,400
Distribution Fees - Class 2	14	2	2
Custodian fees	3	24	3
Directors' expenses	3	7	5
Professional fees	3	3	3
Other expenses	1	4	1
Total Gross Expenses	1,090	1,372	1,414
Less: Reimbursement from Manager	–	32	–
Total Net Expenses	1,090	1,340	1,414
Net Investment Income (Loss)	12,383	2,041	87

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(1,097)	5,583	27,733
Foreign currency transactions	1	–	–
Futures contracts	–	505	–
Change in unrealized appreciation/depreciation of:
Investments	5,909	14,124	9,573
Futures contracts	–	76	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	4,813	20,288	37,306
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 17,196	$ 22,329	$ 37,393

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

			Principal Capital
	MidCap	Money	Appreciation
Amounts in thousands	Blend Account	Market Account	Account
Net Investment Income (Loss)
Income:
Dividends	$ 8,828	$ –	$ 2,663
Withholding tax	(81)	–	–
Interest	4	1,076	5
Total Income	8,751	1,076	2,668
Expenses:
Management and investment advisory fees	2,528	1,468	688
Distribution Fees - Class 2	26	8	17
Custodian fees	14	12	10
Directors' expenses	15	10	3
Professional fees	5	2	4
Other expenses	6	4	–
Total Gross Expenses	2,594	1,504	722
Less: Reimbursement from Manager - Class 1	–	416	–
Less: Reimbursement from Manager - Class 2	–	4	–
Less: Reimbursement from Underwriter - Class 2	–	8	–
Total Net Expenses	2,594	1,076	722
Net Investment Income (Loss)	6,157	–	1,946

Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	24,755	49	3,954
Foreign currency transactions	(1)	–	–
Net increase from payments by affiliates	–	242	–
Change in unrealized appreciation/depreciation of:
Investments	80,219	–	12,839
Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Swap agreements and Foreign currencies	104,973	291	16,793
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 111,130	$ 291	$ 18,739

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Real Estate	SAM	SAM Conservative
Amounts in thousands	Securities Account	Balanced Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 27,940	$ 6,766
Dividends	4,886	–	–
Interest	1	–	–
Total Income	4,887	27,940	6,766
Expenses:
Management and investment advisory fees	1,412	2,025	413
Distribution Fees - Class 2	1	267	39
Custodian fees	3	–	–
Directors' expenses	5	29	7
Professional fees	3	3	3
Other expenses	3	10	2
Total Expenses	1,427	2,334	464
Net Investment Income (Loss)	3,460	25,606	6,302

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	19,506	–	–
Investment transactions in affiliated securities	–	(1,997)	3,279
Capital gain distribution received from affiliated securities	–	1,869	376
Change in unrealized appreciation/depreciation of:
Investments	13,844	–	–
Investments in affiliated securities	–	86,859	10,266
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	33,350	86,731	13,921
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 36,810	$ 112,337	$ 20,223

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 5,115	$ 8,539	$ 2,698
Total Income	5,115	8,539	2,698
Expenses:
Management and investment advisory fees	487	446	306
Distribution Fees - Class 2	201	52	155
Directors' expenses	8	8	6
Professional fees	4	3	3
Other expenses	2	2	2
Total Expenses	702	511	472
Net Investment Income (Loss)	4,413	8,028	2,226

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(5,751)	3,350	(3,216)
Capital gain distribution received from affiliated securities	472	309	365
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	30,775	7,788	21,151
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	25,496	11,447	18,300
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 29,909	$ 19,475	$ 20,526

See accompanying notes.

34

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2010

	Short-Term	SmallCap	SmallCap
Amounts in thousands	Income Account	Growth Account II	Value Account I
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 337	$ 2,256
Interest	4,669	4	7
Total Income	4,669	341	2,263
Expenses:
Management and investment advisory fees	772	777	1,453
Distribution Fees - Class 2	5	7	–
Custodian fees	5	31	43
Directors' expenses	5	3	5
Professional fees	3	3	4
Other expenses	1	1	1
Total Gross Expenses	791	822	1,506
Less: Reimbursement from Manager	–	16	27
Less: Reimbursement from Manager - Class 1	11	–	155
Total Net Expenses	780	806	1,324
Net Investment Income (Loss)	3,889	(465)	939

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	2,319	16,541	11,765
Futures contracts	(379)	796	818
Change in unrealized appreciation/depreciation of:
Investments	(609)	1,335	17,139
Futures contracts	224	(28)	(174)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	1,555	18,644	29,548
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 5,444	$ 18,179	$ 30,487

See accompanying notes.

35

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified
Amounts in thousands	International Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 6,303	$ 5,627	$ 15,332	$ 11,704
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	22,729	(63,458)	1,785	(44,476)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	40,241	134,821	54,950	103,699
Net Increase (Decrease) in Net Assets Resulting from Operations	69,273	76,990	72,067	70,927

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,285)	(14,663)	(15,952)	(19,206)
Class 2	(28)	(84)	(839)	(1,511)
Total Dividends and Distributions	(7,313)	(14,747)	(16,791)	(20,717)

Capital Share Transactions
Shares sold:
Class 1	68,379	39,843	120,327	58,175
Class 2	198	376	778	1,412
Shares issued in acquisition:
Class 1	94,569	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	7,285	14,663	15,952	19,206
Class 2	28	84	839	1,511
Shares redeemed:
Class 1	(63,568)	(38,597)	(42,349)	(35,523)
Class 2	(443)	(768)	(6,560)	(10,263)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	106,448	15,601	88,987	34,518
Total Increase (Decrease)	168,408	77,844	144,263	84,728

Net Assets
Beginning of period	366,603	288,759	423,787	339,059
End of period (including undistributed net investment income as set forth below)	$ 535,011	$ 366,603	$ 568,050	$ 423,787
Undistributed (Overdistributed) Net Investment Income (Loss)	$ (1,120)	$ (245)	$ 2,900	$ 4,282

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,003	4,124	8,507	5,150
Class 2	18	36	57	129
Shares issued in acquisition:
Class 1	9,081	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	601	1,466	1,119	1,623
Class 2	2	8	59	129
Shares redeemed:
Class 1	(5,621)	(4,135)	(3,096)	(3,133)
Class 2	(39)	(82)	(480)	(924)
Net Increase (Decrease)	10,045	1,417	6,166	2,974

See accompanying notes.

36

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High
Amounts in thousands	Quality Bond Account (a)		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 13,086	$ 7,758	$ 12,383	$ 10,294
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	5,246	(63)	(1,096)	(2,307)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(3,287)	3,538	5,909	19,627
Net Increase (Decrease) in Net Assets Resulting from Operations	15,045	11,233	17,196	27,614

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(15,011)	(15,563)	(14,373)	(16,967)
Class 2	(47)	(142)	(329)	(657)
From net realized gain on investments:
Class 1	–	–	–	(198)
Class 2	–	–	–	(10)
Total Dividends and Distributions	(15,058)	(15,705)	(14,702)	(17,832)

Capital Share Transactions
Shares sold:
Class 1	48,433	91,667	36,578	63,001
Class 2	27	760	314	541
Shares issued in acquisition:
Class 1	247,636	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	15,011	15,563	14,373	17,165
Class 2	47	142	329	667
Shares redeemed:
Class 1	(55,767)	(21,695)	(24,629)	(13,882)
Class 2	(333)	(1,297)	(1,894)	(3,356)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	255,054	85,140	25,071	64,136
Total Increase (Decrease)	255,041	80,668	27,565	73,918

Net Assets
Beginning of period	235,464	154,796	202,684	128,766
End of period (including undistributed net investment income as set forth below)	$ 490,505	$ 235,464	$ 230,249	$ 202,684
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 722	$ 1,198	$ (255)	$ 1,401

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	4,647	8,919	3,488	6,442
Class 2	2	74	31	56
Shares issued in acquisition:
Class 1	23,467	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,472	1,547	1,436	1,778
Class 2	5	14	33	70
Shares redeemed:
Class 1	(5,297)	(2,101)	(2,370)	(1,434)
Class 2	(32)	(125)	(184)	(347)
Net Increase (Decrease)	24,264	8,328	2,434	6,565

(a)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

See accompanying notes.

37

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Blend Account II		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,041	$ 2,465	$ 87	$ 20
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	6,088	(27,845)	27,733	(40,564)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	14,200	68,536	9,573	89,993
Net Increase (Decrease) in Net Assets Resulting from Operations	22,329	43,156	37,393	49,449

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,320)	(3,013)	(123)	(1,447)
Class 2	(16)	(10)	–	(2)
From tax return of capital:
Class 1	–	–	–	(22)
Total Dividends and Distributions	(4,336)	(3,023)	(123)	(1,471)

Capital Share Transactions
Shares sold:
Class 1	8,711	6,951	15,882	41,368
Class 2	80	61	72	90
Shares issued in reinvestment of dividends and distributions:
Class 1	4,320	3,013	123	1,469
Class 2	16	10	–	2
Shares redeemed:
Class 1	(32,377)	(26,257)	(87,726)	(22,640)
Class 2	(163)	(306)	(121)	(142)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,413)	(16,528)	(71,770)	20,147
Total Increase (Decrease)	(1,420)	23,605	(34,500)	68,125

Net Assets
Beginning of period	184,317	160,712	242,305	174,180
End of period (including undistributed net investment income as set forth below)	$ 182,897	$ 184,317	$ 207,805	$ 242,305
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 64	$ 2,359	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,433	1,378	1,201	3,810
Class 2	13	11	5	9
Shares issued in reinvestment of dividends and distributions:
Class 1	683	588	8	137
Class 2	3	2	–	–
Shares redeemed:
Class 1	(5,124)	(5,189)	(6,420)	(2,167)
Class 2	(26)	(59)	(9)	(12)
Net Increase (Decrease)	(3,018)	(3,269)	(5,215)	1,777

See accompanying notes.

38

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Blend Account		Money Market Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 6,157	$ 2,297	$ –	$ 1,057
Net realized gain (loss) on investments, payments by affiliates, futures, swap agreements
and foreign currency transactions	24,754	(3,010)	291	(4)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	80,219	85,120	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	111,130	84,407	291	1,053

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(11,536)	(2,392)	–	(1,033)
Class 2	(240)	–	–	(24)
From net realized gain on investments:
Class 1	–	(14,827)	–	–
Total Dividends and Distributions	(11,776)	(17,219)	–	(1,057)

Capital Share Transactions
Shares sold:
Class 1	17,911	14,063	137,719	184,696
Class 2	646	132	1,472	5,453
Shares issued in acquisition:
Class 1	136,485	58,252	N/A	N/A
Class 2	–	9,705	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	11,536	17,219	–	1,033
Class 2	240	–	–	24
Shares redeemed:
Class 1	(90,821)	(46,377)	(204,263)	(260,080)
Class 2	(1,596)	(206)	(3,232)	(16,262)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	74,401	52,788	(68,304)	(85,136)
Total Increase (Decrease)	173,755	119,976	(68,013)	(85,140)

Net Assets
Beginning of period	389,161	269,185	385,467	470,607
End of period (including undistributed net investment income as set forth below)	$ 562,916	$ 389,161	$ 317,454	$ 385,467
Undistributed (Overdistributed) Net Investment Income (Loss)	$ (3,857)	$ 1,763	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	531	518	137,719	184,696
Class 2	20	4	1,472	5,453
Shares issued in acquisition:
Class 1	4,270	1,938	N/A	N/A
Class 2	N/A	323	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	324	673	–	1,033
Class 2	7	–	–	24
Shares redeemed:
Class 1	(2,677)	(1,796)	(204,263)	(260,080)
Class 2	(47)	(7)	(3,232)	(16,262)
Net Increase (Decrease)	2,428	1,653	(68,304)	(85,136)

See accompanying notes.

39

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital
Amounts in thousands	Appreciation Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,946	$ 811	$ 3,460	$ 3,637
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,954	550	19,506	(28,679)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	12,839	21,431	13,844	60,400
Net Increase (Decrease) in Net Assets Resulting from Operations	18,739	22,792	36,810	35,358

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,082)	(1,261)	(4,372)	(5,224)
Class 2	(86)	(65)	(14)	(16)
From net realized gain on investments:
Class 1	(2,609)	–	–	–
Class 2	(121)	–	–	–
Total Dividends and Distributions	(4,898)	(1,326)	(4,386)	(5,240)

Capital Share Transactions
Shares sold:
Class 1	50,663	16,427	15,025	19,852
Class 2	327	461	72	30
Shares issued in reinvestment of dividends and distributions:
Class 1	4,691	1,261	4,372	5,224
Class 2	207	65	14	16
Shares redeemed:
Class 1	(10,927)	(8,635)	(71,052)	(22,670)
Class 2	(1,566)	(2,024)	(226)	(239)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	43,395	7,555	(51,795)	2,213
Total Increase (Decrease)	57,236	29,021	(19,371)	32,331

Net Assets
Beginning of period	101,178	72,157	160,735	128,404
End of period (including undistributed net investment income as set forth below)	$ 158,414	$ 101,178	$ 141,364	$ 160,735
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 60	$ 282	$ 287	$ 1,213

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,499	1,038	1,235	2,396
Class 2	17	30	6	3
Shares issued in reinvestment of dividends and distributions:
Class 1	224	74	356	596
Class 2	10	4	1	2
Shares redeemed:
Class 1	(554)	(554)	(5,714)	(2,809)
Class 2	(80)	(128)	(18)	(26)
Net Increase (Decrease)	2,116	464	(4,134)	162

See accompanying notes.

40

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 25,606	$ 31,788	$ 6,302	$ 8,094
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(128)	(7,973)	3,655	(3,530)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	86,859	120,422	10,266	21,570
Net Increase (Decrease) in Net Assets Resulting from Operations	112,337	144,237	20,223	26,134

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(27,737)	(20,080)	(7,055)	(3,540)
Class 2	(3,663)	(4,062)	(631)	(447)
From net realized gain on investments:
Class 1	–	(15,098)	–	(1,600)
Class 2	–	(3,368)	–	(231)
Total Dividends and Distributions	(31,400)	(42,608)	(7,686)	(5,818)

Capital Share Transactions
Shares sold:
Class 1	80,139	271,287	35,269	72,314
Class 2	5,853	5,713	2,644	1,971
Shares issued in reinvestment of dividends and distributions:
Class 1	27,737	35,178	7,055	5,140
Class 2	3,663	7,430	631	678
Shares redeemed:
Class 1	(79,885)	(51,802)	(29,727)	(15,769)
Class 2	(22,314)	(31,181)	(4,502)	(6,070)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,193	236,625	11,370	58,264
Total Increase (Decrease)	96,130	338,254	23,907	78,580

Net Assets
Beginning of period	839,232	500,978	170,103	91,523
End of period (including undistributed net investment income as set forth below)	$ 935,362	$ 839,232	$ 194,010	$ 170,103
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 25,292	$ 31,086	$ 6,226	$ 7,610

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	5,701	22,108	3,154	7,400
Class 2	422	466	238	197
Shares issued in reinvestment of dividends and distributions:
Class 1	2,082	2,986	665	534
Class 2	277	634	60	71
Shares redeemed:
Class 1	(5,740)	(4,415)	(2,665)	(1,656)
Class 2	(1,606)	(2,602)	(404)	(640)
Net Increase (Decrease)	1,136	19,177	1,048	5,906

See accompanying notes.

41

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative
Amounts in thousands	Growth Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 4,413	$ 6,731	$ 8,028	$ 10,399
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(5,279)	(8,832)	3,659	(7,013)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	30,775	44,574	7,788	23,224
Net Increase (Decrease) in Net Assets Resulting from Operations	29,909	42,473	19,475	26,610

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,198)	(5,635)	(9,070)	(5,703)
Class 2	(2,507)	(3,509)	(1,028)	(982)
From net realized gain on investments:
Class 1	–	(6,274)	–	(1,118)
Class 2	–	(4,190)	–	(214)
Total Dividends and Distributions	(6,705)	(19,608)	(10,098)	(8,017)

Capital Share Transactions
Shares sold:
Class 1	23,067	26,743	41,591	68,355
Class 2	6,611	5,689	2,533	2,024
Shares issued in reinvestment of dividends and distributions:
Class 1	4,198	11,909	9,070	6,821
Class 2	2,507	7,699	1,028	1,196
Shares redeemed:
Class 1	(30,111)	(27,537)	(31,977)	(32,456)
Class 2	(14,413)	(11,255)	(6,450)	(10,545)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,141)	13,248	15,795	35,395
Total Increase (Decrease)	15,063	36,113	25,172	53,988

Net Assets
Beginning of period	210,085	173,972	178,739	124,751
End of period (including undistributed net investment income as set forth below)	$ 225,148	$ 210,085	$ 203,911	$ 178,739
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 4,345	$ 6,637	$ 7,927	$ 9,997

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,635	2,207	3,442	6,236
Class 2	471	470	210	183
Shares issued in reinvestment of dividends and distributions:
Class 1	315	1,026	785	640
Class 2	189	668	90	113
Shares redeemed:
Class 1	(2,140)	(2,308)	(2,636)	(3,025)
Class 2	(1,038)	(938)	(534)	(990)
Net Increase (Decrease)	(568)	1,125	1,357	3,157

See accompanying notes.

42

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic
Amounts in thousands	Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,226	$ 3,226	$ 3,889	$ 1,897
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(2,851)	(4,222)	1,940	(128)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	21,151	28,088	(385)	3,020
Net Increase (Decrease) in Net Assets Resulting from Operations	20,526	27,092	5,444	4,789

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,731)	(1,995)	(4,131)	(3,839)
Class 2	(1,416)	(1,803)	(35)	(107)
From net realized gain on investments:
Class 1	–	(747)	–	–
Class 2	–	(736)	–	–
Total Dividends and Distributions	(3,147)	(5,281)	(4,166)	(3,946)

Capital Share Transactions
Shares sold:
Class 1	17,775	17,539	63,626	42,692
Class 2	6,966	6,699	467	924
Shares issued in acquisition:
Class 1	N/A	N/A	129,612	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,731	2,742	4,131	3,839
Class 2	1,416	2,539	35	107
Shares redeemed:
Class 1	(13,281)	(10,170)	(49,195)	(10,371)
Class 2	(7,737)	(7,008)	(530)	(850)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,870	12,341	148,146	36,341
Total Increase (Decrease)	24,249	34,152	149,424	37,184

Net Assets
Beginning of period	127,321	93,169	76,821	39,637
End of period (including undistributed net investment income as set forth below)	$ 151,570	$ 127,321	$ 226,245	$ 76,821
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,194	$ 3,115	$ 343	$ 520

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,163	1,427	25,310	17,335
Class 2	453	538	185	378
Shares issued in acquisition:
Class 1	N/A	N/A	51,350	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	120	223	1,652	1,591
Class 2	99	207	14	44
Shares redeemed:
Class 1	(890)	(836)	(19,466)	(4,223)
Class 2	(518)	(556)	(210)	(347)
Net Increase (Decrease)	427	1,003	58,835	14,778

See accompanying notes.

43

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Growth Account II		SmallCap Value Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (465)	$ (448)	$ 939	$ 1,126
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	17,337	(15,323)	12,583	(24,729)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	1,307	34,472	16,965	42,813
Net Increase (Decrease) in Net Assets Resulting from Operations	18,179	18,701	30,487	19,210

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(938)	(2,623)
Class 2	–	–	(1)	(2)
Total Dividends and Distributions	–	–	(939)	(2,625)

Capital Share Transactions
Shares sold:
Class 1	5,978	9,579	9,271	16,591
Class 2	160	158	82	7
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	938	2,623
Class 2	–	–	1	2
Shares redeemed:
Class 1	(43,968)	(9,483)	(59,337)	(18,500)
Class 2	(322)	(350)	(49)	(17)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,152)	(96)	(49,094)	706
Total Increase (Decrease)	(19,973)	18,605	(19,546)	17,291

Net Assets
Beginning of period	79,844	61,239	133,859	116,568
End of period (including undistributed net investment income as set forth below)	$ 59,871	$ 79,844	$ 114,313	$ 133,859
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 112	$ 92

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	637	1,308	790	1,879
Class 2	18	23	6	1
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	72	275
Shares redeemed:
Class 1	(4,339)	(1,371)	(4,798)	(2,020)
Class 2	(35)	(49)	(4)	(2)
Net Increase (Decrease)	(3,719)	(89)	(3,934)	133

See accompanying notes.

44

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2010, the Fund consists of 35 Accounts. The financial statements for Diversified International Account, Equity Income Account, Government & High Quality Bond Fund, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

On June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

Effective September 9, 2009, the initial purchase of $10,000 of Class 2 shares of MidCap Blend Account was made by Principal Management Corporation.

Effective October 23, 2009, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Stock Account pursuant to a plan of acquisition approved by shareholders on October 19, 2009. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 7,504,000 shares from MidCap Stock Account for 2,261,000 shares valued at $67,957,000 of MidCap Blend Account at an approximate exchange rate of .30 for Class 1 and Class 2 shares. The investment securities of MidCap Stock Account, with a fair value of approximately $65,157,000 and a cost of $62,126,000 at October 23, 2009 were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Stock Account was carried forward to align ongoing reporting of MidCap Blend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Stock Account and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $67,957,000 ($89,000 of accumulated realized losses and $3,031,000 of unrealized appreciation) and $310,953,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $378,910,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2009, would have been $2,799,000 of net investment income, $94,857,000 of net realized and unrealized gain on investments, and $97,656,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Stock Account that have been included in the MidCap Blend Account’s statement of operations since October 23, 2009.

Effective July 16, 2010, Mortgage Securities Account acquired all the assets and assumed all the liabilities of Government & High Quality Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 23,692,000 shares from Government & High Quality Bond Account for 23,467,000 shares valued at $247,636,000 of Mortgage Securities Account at an approximate exchange rate of .99 for Class 1 shares. The investment securities of Government & High Quality Bond Account, with a fair value of approximately $234,696,000 and a cost of $224,556,000 at July 16, 2010 were the primary assets acquired by Mortgage Securities Account. For financial reporting purposes, assets received and shares issued by Mortgage Securities Account were recorded at fair value; however, the cost basis of the investments received from Government & High Quality Bond Account was carried forward to align ongoing reporting of Mortgage Securities Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Government & High Quality Bond Account and Mortgage Securities Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $247,636,000 ($28,134,000 of accumulated realized losses and $10,140,000 of unrealized appreciation) and $250,984,000, respectively. The aggregate net assets of Mortgage Securities Account immediately following the acquisition were $498,620,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

On July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

45

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Mortgage Securities Account, Mortgage Securities Account’s pro forma results of operations for the year ended December 31, 2010, would have been $17,811,000 of net investment income, $11,205,000 of net realized and unrealized gain on investments, and $29,016,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Government & High Quality Bond Account that have been included in the Mortgage Securities Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, Short Term Income Account acquired all the assets and assumed all the liabilities of Short Term Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 14,819,000 shares from Short Term Bond Account for 51,350,000 shares valued at $129,612,000 of Short Term Income Account at an approximate exchange rate of 3.47 for Class 1 shares. The investment securities of Short Term Bond Account, with a fair value of approximately $122,242,000 and a cost of $119,695,000 at July 16, 2010 were the primary assets acquired by Short Term Income Account. For financial reporting purposes, assets received and shares issued by Short Term Income Account were recorded at fair value; however, the cost basis of the investments received from Short Term Bond Account was carried forward to align ongoing reporting of Short Term Income Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short Term Bond Account and Short Term Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $129,612,000 ($23,356,000 of accumulated realized losses and $2,547,000 of unrealized appreciation) and $105,324,000, respectively. The aggregate net assets of Short Term Income Account immediately following the acquisition were $234,936,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Short-Term Income Account, Short-Term Income Account’s pro forma results of operations for the year ended December 31, 2010, would have been $5,458,000 of net investment income, $2,995,000 of net realized and unrealized gain on investments, and $8,453,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Account that have been included in the Short-Term Income Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, Diversified International Account acquired all the assets and assumed all the liabilities of International SmallCap Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 8,287,000 shares from International SmallCap Account for 9,081,000 shares valued at $94,569,000 of Diversified International Account at an approximate exchange rate of 1.10 for Class 1 shares. The investment securities of International SmallCap Account, with a fair value of approximately $90,643,000 and a cost of $87,759,000 at July 16, 2010 were the primary assets acquired by Diversified International Account. For financial reporting purposes, assets received and shares issued by Diversified International Account were recorded at fair value; however, the cost basis of the investments received from International SmallCap Account was carried forward to align ongoing reporting of Diversified International Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International SmallCap Account and Diversified International Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $94,569,000 ($54,586,000 of accumulated realized losses and $2,884,000 of unrealized appreciation) and $366,626,000, respectively. The aggregate net assets of Diversified International Account immediately following the acquisition were $461,195,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Diversified International Account, Diversified International Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,280,000 of net investment income, $60,999,000 of net realized and unrealized gain on investments, and $68,279,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International SmallCap Account that have been included in the Diversified International Account’s statement of operations since July 16, 2010.

46

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

1. Organization (Continued)

Effective July 16, 2010, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Growth Account I and MidCap Value Account II pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of these acquisitions was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 5,872,000 and 8,816,000 shares from MidCap Growth Account I and MidCap Value Account II, respectively, for 1,470,000 and 2,800,000 shares valued at $46,979,000 and $89,507,000 of MidCap Blend Account at an approximate exchange rate of .25 and .32, respectively, for Class 1 shares. The investment securities of MidCap Growth Account I, with a fair value of approximately $46,954,000 and a cost of $46,834,000, and the investment securities of MidCap Value Account II with a fair value of approximately $87,478,000 and a cost of $87,962,000 at July 16, 2010, were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Growth Account I and MidCap Value Account II was carried forward to align ongoing reporting of MidCap Blend Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Growth Account I, MidCap Value Account II and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $46,979,000 ($11,869,000 of accumulated realized losses and $120,000 of unrealized appreciation), $89,506,000 ($40,316,000 of accumulated realized losses and $484,000 of unrealized depreciation), and $361,870,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $498,355,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,301,000 of net investment income, $103,985,000 of net realized and unrealized gain on investments, and $111,286,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Growth Account I and MidCap Value Account II that have been included in the MidCap Blend Account’s statement of operations since July 16, 2010.

On September 23, 2010, Principal Management Corporation made a payment to Money Market Account to cover certain realized losses related to prior year security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Account’s statement of operations.

On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc. approved an acquisition of assets, to be accomplished by a taxable exchange of shares, of LargeCap Value Account III by Equity Income Account. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. on February 28, 2011.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

47

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

2. Significant Accounting Policies (Continued)

The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when the shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

48

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

2. Significant Accounting Policies (Continued)

The following Account held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account

Euro	20.6%
Japanese Yen	16.2
British Pound	15.7
Canadian Dollar	7.1
Swiss Franc	5.8

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios bear directly, each of the SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the SAM Portfolios will vary. Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

49

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2010, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2007-2010. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2010, Diversified International Account had no foreign tax refund receivable, a deferred tax liability of $17,000, and an approximate capital loss carryforward of $579,000 that expires in 2017, relating to Indian securities.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2010, that would merit recognition or disclosure in the financial statements.

3. Operating Policies

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

50

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.25%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended December 31, 2010, Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Real Estate Securities Account, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

51

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal national Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

52

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for	Asset Derivatives at December 31, 2010	Fair	Liability Derivatives at December 31, 2010	Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
LargeCap Blend Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 88* Payables, Net Assets Consist of Net unrealized		—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 348 * Payables, Net Assets Consist of Net unrealized		—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 88* Payables, Net Assets Consist of Net unrealized		—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 41* Payables, Net Assets Consist of Net unrealized		—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Change in Unrealized
Derivatives not accounted	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
for as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures	$ 505	$ 76
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures	$ (379)	$ 224
contracts and Swap agreements/Change in
unrealized appreciation/depreciation of
Futures contracts and Swap agreements
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures	$ 796	$ (28)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures	$ 818	$ (174)
contracts/Change in unrealized
appreciation/depreciation of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Short-Term Income Account. The notional values of the futures contracts will vary in accordance with changing duration of the account. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2010.

53

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. Certain transfers may occur as a result of the Account’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Account is calculated. As of December 31, 2010 the following amount was transferred from Level 2 to Level 1: $193,641,157 in the Diversified International Account. There were no significant transfers in or out of Level 3.

54

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value (Continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Diversified International Account
Common Stocks
Basic Materials	$ 66,719	$ —	$ —	$ 66,719
Communications	40,170	99	—	40,269
Consumer, Cyclical	78,029	—	—	78,029
Consumer, Non-cyclical	74,110	—	—	74,110
Diversified	7,899	—	—	7,899
Energy	50,604	—	—	50,604
Financial	107,388	1,977	—	109,365
Industrial	57,673	—	—	57,673
Technology	23,587	—	—	23,587
Utilities	13,304	—	—	13,304
Preferred Stocks
Basic Materials	—	3,075	—	3,075
Communications	—	2,749	—	2,749
Consumer, Cyclical	—	125	—	125
Consumer, Non-cyclical	—	2,836	—	2,836
Diversified	—	766	—	766
Financial	3	1,501	—	1,504
Repurchase Agreements	—	1,460	—	1,460
Total investments in securities $	519,486	$ 14,588	$ —	$ 534,074

Equity Income Account
Bonds	$ —	$ 821	$ —	$ 821
Common Stocks*	553,411	—	—	553,411
Preferred Stocks	4,568	—	—	4,568
Repurchase Agreements	—	6,241	—	6,241
Total investments in securities $	557,979	$ 7,062	$ —	$ 565,041

Government & High Quality Bond Account
Bonds	$ —	$ 151,379	$ 8,564	$ 159,943
Repurchase Agreements	—	10,689	—	10,689
U.S. Government & Government Agency Obligations	—	317,116	—	317,116
Total investments in securities $	—	$ 479,184	$ 8,564	$ 487,748

55

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Income Account
Bonds	$ —		$ 151,443	$ 1,847	$ 153,290
Common Stocks
Energy		—	—	—	—
Convertible Bonds		—	2,520	—	2,520
Repurchase Agreements		—	7,968	—	7,968
Senior Floating Rate Interests		—	2,004	—	2,004
U.S. Government & Government Agency Obligations		—	58,341	—	58,341
	Total investments in securities $	—	$ 222,276	$ 1,847	$ 224,123

LargeCap Blend Account II
Common Stocks*	$ 180,747		$ —	$ —	$ 180,747
Repurchase Agreements		—	2,649	—	2,649
	Total investments in securities $	180,747	$ 2,649	$ —	$ 183,396
Assets
Equity Contracts**
Futures	$ 88		$ —	$ —	$ 88

LargeCap Growth Account
Common Stocks*	$ 206,196		$ —	$ —	$ 206,196
Repurchase Agreements		—	1,175	—	1,175
	Total investments in securities $	206,196	$ 1,175	$ —	$ 207,371

MidCap Blend Account
Common Stocks*	$ 563,808		$ —	$ —	$ 563,808
Repurchase Agreements		—	1,282	—	1,282
	Total investments in securities $	563,808	$ 1,282	$ —	$ 565,090

Money Market Account
Bonds	$ —		$ 15,387	$ —	$ 15,387
Commercial Paper		—	237,298	—	237,298
Common Stocks*		8,780	—	—	8,780
Municipal Bonds		—	39,895	—	39,895
Repurchase Agreements		—	13,450	—	13,450
U.S. Government & Government Agency Obligations		—	1,598	—	1,598
	Total investments in securities $	8,780	$ 307,628	$ —	$ 316,408

Principal Capital Appreciation Account
Common Stocks*	$ 155,881		$ —	$ —	$ 155,881
Repurchase Agreements		—	1,770	—	1,770
	Total investments in securities $	155,881	$ 1,770	$ —	$ 157,651

Real Estate Securities Account
Common Stocks
Consumer, Cyclical	$ 3,246		$ —	$ —	$ 3,246
Consumer, Non-cyclical		1,406	—	—	1,406
Financial		134,999	—	—	134,999
Convertible Preferred Stocks
Financial		—	1,043	—	1,043
Repurchase Agreements		—	163	—	163
	Total investments in securities $	139,651	$ 1,206	$ —	$ 140,857

56

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2010

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

SAM Balanced Portfolio
Investment Companies	$ 935,781		$ —	$ —	$ 935,781
	Total investments in securities $	935,781	$ —	$ —	$ 935,781

SAM Conservative Balanced Portfolio
Investment Companies	$ 194,264		$ —	$ —	$ 194,264
	Total investments in securities $	194,264	$ —	$ —	$ 194,264

SAM Conservative Growth Portfolio
Investment Companies	$ 225,227		$ —	$ —	$ 225,227
	Total investments in securities $	225,227	$ —	$ —	$ 225,227

SAM Flexible Income Portfolio
Investment Companies	$ 204,319		$ —	$ —	$ 204,319
	Total investments in securities $	204,319	$ —	$ —	$ 204,319

SAM Strategic Growth Portfolio
Investment Companies	$ 151,680		$ —	$ —	$ 151,680
	Total investments in securities $	151,680	$ —	$ —	$ 151,680

Short-Term Income Account
Bonds	$ —		$ 209,942	$ 102	$ 210,044
Repurchase Agreements		—	4,216	—	4,216
U.S. Government & Government Agency Obligations		—	3,708	—	3,708
	Total investments in securities $	—	$ 217,866	$ 102	$ 217,968
Assets
Interest Rate Contracts**
Futures	$ 348		$ —	$ —	$ 348

SmallCap Growth Account II
Common Stocks*	$ 53,665		$ —	$ —	$ 53,665
Repurchase Agreements		—	3,513	—	3,513
	Total investments in securities $	53,665	$ 3,513	$ —	$ 57,178
Assets
Equity Contracts**
Futures	$ 88		$ —	$ —	$ 88

SmallCap Value Account I
Common Stocks*	$ 112,799		$ —	$ —	$ 112,799
Repurchase Agreements		—	1,974	—	1,974
	Total investments in securities $	112,799	$ 1,974	$ —	$ 114,773
Assets
Equity Contracts**
Futures	$ 41		$ —	$ —	$ 41

*For additional detail regarding sector classifications, please see the Schedules of Investments.

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/(depreciation) on the instrument.

57

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts in thousands):

				Accrued
				Discounts/
				Premiums					Net Change in Unrealized
		Value		and Change in	Net	Transfers Transfers		Value	Appreciation/(Depreciation)
	December 31,		Realized	Unrealized	Purchases/	into Level	Out of	December 31,	on Investments Held at
Fund		2009	Gain/(Loss) Gain/(Loss)		Sales	3*	Level 3*	2010	December 31, 2010

Diversified International Account
Common Stocks
Basic Materials	$ 85		$ —	$ —	$ —	$ —	$ (85)	$ —	$ —
Financial		11	3	(11)	(3)	—	—	—	—
Industrial		—	—	(206)	206	—	—	—	(206)
Technology		—	—	(88)	88	—	—	—	(88)
	Total $	96	$ 3	$ (305)	$ 291	$ —	$ (85)	$ —	$ (294)

Government & High Quality Bond Account
Bonds	$ —		$ (1)	$ (53)	$ 8,618	$ —	$ —	$ 8,564	$ (53)
	Total$	—	$ (1)	$ (53)	$ 8,618	$ —	$ —	$ 8,564	$ (53)

Income Account
Bonds	$ 2,685		$ —	$ (1,352)	$ (239)	$ 753	$ —	$ 1,847	$ (1,419)
	Total$	2,685	$ —	$ (1,352)	$ (239)	$ 753	$ —	$ 1,847	$ (1,419)

Short-Term Income Account
Bonds	$ 94		$ —	$ 17	$ (9)	$ —	$ —	$ 102	$ 17
	Total$	94	$ —	$ 17	$ (9)	$ —	$ —	$ 102	$ 17

*Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted - transfer into Level 3 versus securities where trading resumes - transfer out of Level 3

2. Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired -transfer out of Level 3

3. Instances where a security is illiquid - transfer into Level 3 versus securities that are no longer illiquid - transfer out of Level 3.

4. Instances in which a security is not priced by pricing services using observable inputs, transferred into Level 3 versus once a security is priced by a pricing service using observable inputs, transfer out of Level 3.

58

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55

	Net Assets of Account
		(in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	0.50%	0.45%	0.40%

	Net Assets of Account					Net Assets of Account
	(in millions)					(in millions)
				First	Next	Next $1	Next $1	Over $3
	First $500	Over $500		$500	$500	billion	billion	billion
Principal Capital			LargeCap Growth
Appreciation Account	.625%	.50%	Account	0.68%	0.63%	0.61%	0.56%	0.51%

		Net Assets of Accounts
		First $2 Over $2
		billion	billion
Income Account		.50%	.45%
Government & High Quality Bond Account		.50	.45

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2011. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.02%
Short-Term Income Account	0.01*
SmallCap Growth Account II	0.02
SmallCap Value Account I	0.02

*Period from July 19, 2010 through December 31, 2010. Expiration is April 30, 2012.

59

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2010 through December 31, 2010
	Class 1	Class 2	Expiration
SmallCap Value Account I	0.99%	1.24%	April 30, 2011

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary limit may be terminated at any time.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

Affiliated Ownership. At December 31, 2010, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Diversified International Account	29,745	SAM Balanced Portfolio	46,856
Equity Income Account	12,286	SAM Conservative Balanced Portfolio	14,372
Government & High Quality Bond Account	25,182	SAM Conservative Growth Portfolio	5,070
LargeCap Blend Account II	24,810	SAM Flexible Income Portfolio	13,134
LargeCap Growth Account	5,690	SAM Strategic Growth Portfolio	3,528
MidCap Blend Account	13,202	Short-Term Income Account	69,101
Money Market Account	307,708	SmallCap Growth II Account	4,706
Principal Capital Appreciation Account	348	SmallCap Value I Account	8,426
Real Estate Securities Account	8,831

6. Investment Transactions

For the year ended December 31, 2010, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Diversified International Account	$ 478,532	$ 461,710	SAM Balanced Portfolio	$ 327,116	$ 315,525
Equity Income Account	198,461	106,128	SAM Conservative Balanced Portfolio	71,823	61,255
Government & High Quality Bond Account	220,484	168,207	SAM Conservative Growth Portfolio	88,254	98,206
Income Account	47,864	26,397	SAM Flexible Income Portfolio	75,262	60,633
LargeCap Blend Account II	59,660	78,266	SAM Strategic Growth Portfolio	74,350	67,940
LargeCap Growth Account	122,399	190,468	Short-Term Income Account	142,263	98,067
MidCap Blend Account	93,468	149,602	SmallCap Growth Account II	59,348	100,197
Principal Capital Appreciation Account	54,641	14,743	SmallCap Value Account I	80,499	124,041
Real Estate Securities Account	75,623	128,009

60

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

6. Investment Transactions (Continued)

For the year ended December 31, 2010, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Government & High Quality Bond Account	$ 60,616	$ 116,984
Income Account	2,974	8,569
Short-Term Income Account	7,396	31,054

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2010 and December 31, 2009 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital
	2010	2009	2010	2009	2010	2009
Diversified International Account	$ 7,313 $	14,747	$ –	$–	$ –	$–
Equity Income Account	16,791	20,717	–	–	–	–
Government & High Quality Bond Account	15,058	15,705	–	–	–	–
Income Account	14,702	17,680	–	152	–	–
LargeCap Blend Account II	4,336	3,023	–	–	–	–
LargeCap Growth Account	123	1,449	–	–	–	22
MidCap Blend Account	11,776	2,392	–	14,827	–	–
Money Market Account	–	1,057	–	–	–	–
Principal Capital Appreciation Account	2,219	1,326	2,679	–	–	–
Real Estate Securities Account	4,386	5,240	–	–	–	–
SAM Balanced Portfolio	31,400	24,142	–	18,466	–	–
SAM Conservative Balanced Portfolio	7,686	4,356	–	1,462	–	–
SAM Conservative Growth Portfolio	6,705	8,970	–	10,638	–	–
SAM Flexible Income Portfolio	10,098	6,893	–	1,124	–	–
SAM Strategic Growth Portfolio	3,147	3,798	–	1,483	–	–
Short-Term Income Account	4,166	3,946	–	–	–	–
SmallCap Value Account I	939	2,625	–	–	–	–

*The accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

61

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2010, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Diversified International Account	$ 846	$ —
Equity Income Account	938	—
Government & High Quality Bond Account	860	497
Income Account	569	—
LargeCap Blend Account II	64	—
MidCap Blend Account	232	6,670
Principal Capital Appreciation Account	217	900
Real Estate Securities Account	287	—
SAM Balanced Portfolio	25,293	—
SAM Conservative Balanced Portfolio	6,780	1,285
SAM Conservative Growth Portfolio	4,345	—
SAM Flexible Income Portfolio	7,927	260
SAM Strategic Growth Portfolio	2,194	—
Short-Term Income Account	342	35
SmallCap Value Account I	111	—

As of December 31, 2010, LargeCap Growth Account, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2010, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:
										Annual
	2011	2012	2013	2014	2015	2016	2017	2018	Total	Limitations*
Diversified International Account	$ –	$ –	$ – $	–	$ 15,107	$ 77,655	$ 99,463	$ –	$ 192,225	$–
Equity Income Account	–	–	–	–	–	44,666	62,984	–	107,650	–
Government & High Quality Bond Account	238	1,119	1,134	1,308	436	22,355	4,321	–	30,911	10,064
Income Account	–	–	–	–	–	–	2,836	1,584	4,420	–
LargeCap Blend Account II	–	–	–	–	–	14,033	34,691	–	48,724	–
LargeCap Growth Account	4,354	–	1,468	–	–	15,047	51,553	–	72,422	12,160
MidCap Blend Account	–	–	–	–	–	40,719	–	–	40,719	–
Money Market Account	–	–	–	–	–	6	4	–	10	–
Real Estate Securities Account	–	–	–	–	–	–	37,451	–	37,451	–
SAM Balanced Portfolio	–	–	–	–	–	–	2,143	3,295	5,438	–
SAM Conservative Growth Portfolio	–	–	–	–	–	173	4,565	3,484	8,222	8,520
SAM Strategic Growth Portfolio	–	–	–	–	–	–	988	2,203	3,191	–
Short-Term Income Account	–	–	328	348	1,956	10,846	8,298	–	21,776	–
SmallCap Growth Account II	–	7,505	–	–	–	9,450	21,143	–	38,098	–
SmallCap Value Account I	–	–	–	–	–	938	28,975	–	29,913	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

62

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010

7. Federal Tax Information (Continued)

As of December 31, 2010, the following accounts had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized		Expired	Utilized
Diversified International Account	$ —	$20,366	Principal Capital Appreciation Account	$ —	$ 151
Equity Income Account	—	1,690	Real Estate Securities Account	—	18,671
Government & High Quality Bond Account	—	3,083	SAM Conservative Balanced Portfolio	—	114
LargeCap Blend Account II	—	4,607	SAM Flexible Income Portfolio	—	2,039
LargeCap Growth Account	—	25,910	Short-Term Income Account	—	1,826
MidCap Blend Account	—	18,300	SmallCap Growth Account II	3,642	17,005
Money Market Account	—	49	SmallCap Value Account I	—	10,870

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses have been deferred until the first day of the next taxable year. At December 31, 2010, the Accounts had approximate post-October losses as follows (amounts in thousands):

Diversified International Account	$ 40
Income Account	174
SAM Conservative Growth Portfolio	3,965
SAM Strategic Growth Portfolio	3,260

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain on	Capital Shares and
	Investment Income	Investments	Paid in Capital
Diversified International Account	$ 135	$ (55,566)	$ 55,431
Equity Income Account	77	(10)	(67)
Government & High Quality Bond Account	1,496	(29,393)	27,897
Income Account	663	(663)	—
LargeCap Growth Account	36	—	(36)
MidCap Blend Account	(1)	(52,076)	52,077
Short-Term Income Account	100	(22,883)	22,783
SmallCap Growth Account II	465	3,642	(4,107)
SmallCap Value Account I	20	(20)	—

63

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS - 97.48%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 0.68%			Banks (continued)
Chemring Group PLC	274 $	12	Chuo Mitsui Trust Holdings Inc	448,000 $	1,860
Meggitt PLC	29,268	169	Credicorp Ltd	1,847	220
MTU Aero Engines Holding AG	22,474	1,503	DBS Group Holdings Ltd	112,000	1,250
Safran SA	55,093	1,951	DnB NOR ASA	202,630	2,844
	$ 3,635		Gunma Bank Ltd/The	27,000	148
Agriculture - 1.03%			Home Capital Group Inc	3,000	156
British American Tobacco PLC	109,853	4,219	HSBC Holdings PLC	788,008	7,999
Bunge Ltd	9,786	641	ICICI Bank Ltd ADR	9,605	486
Golden Agri-Resources Ltd - Warrants (a)	170,932	32	Industrial and Commercial Bank of China Ltd	876,555	653
ITC Ltd	71,805	281	Industrial Bank of Korea (a)	34,160	564
Souza Cruz SA	6,100	332	Krung Thai Bank PCL (b)	969,861	557
	$ 5,505		Laurentian Bank of Canada	2,300	111
Airlines - 0.56%			Malayan Banking Bhd	380,800	1,050
Air China Ltd (a)	576,000	647	Mitsubishi UFJ Financial Group Inc	247,900	1,340
British Airways PLC (a)	297,846	1,265	Mizrahi Tefahot Bank Ltd	98,909	1,087
Deutsche Lufthansa AG (a)	43,951	966	National Bank of Canada	30,900	2,129
Jazz Air Income Fund	25,000	131	Nedbank Group Ltd	24,558	486
	$ 3,009		Nordea Bank AB	319,140	3,471
Apparel - 0.48%			Powszechna Kasa Oszczednosci Bank Polski SA	29,331	429
			Sberbank of Russia (b)	416,756	1,420
Christian Dior SA	13,561	1,937
Far Eastern New Century Corp	388,140	658	Societe Generale	53,110	2,854
	$ 2,595		Standard Chartered PLC	146,181	3,933
			Sumitomo Mitsui Financial Group Inc	84,900	3,024
Automobile Manufacturers - 5.17%			Turkiye Vakiflar Bankasi Tao	70,270	178
Bayerische Motoren Werke AG	33,584	2,635
Daihatsu Motor Co Ltd	75,000	1,151	United Overseas Bank Ltd	160,000	2,269
Daimler AG (a)	61,164	4,162		$ 63,951
Dongfeng Motor Group Co Ltd	439,920	758	Beverages - 1.64%
Honda Motor Co Ltd	77,700	3,077	Anheuser-Busch InBev NV	44,081	2,521
Hyundai Motor Co	7,666	1,172	Britvic PLC	15,426	114
Kia Motors Corp	18,400	820	Carlsberg A/S	23,816	2,385
Mahindra & Mahindra Ltd	48,581	845	Cia de Bebidas das Americas ADR	53,575	1,662
Nissan Motor Co Ltd	315,000	2,999	Dydo Drinco Inc	3,900	150
Renault SA (a)	30,019	1,745	Fomento Economico Mexicano SAB de CV ADR	12,607	705
Scania AB	77,302	1,778	Heineken NV	25,425	1,247
Tata Motors Ltd	35,429	1,037		$ 8,784
Volkswagen AG - PFD	16,611	2,704	Building Materials - 0.10%
Volvo AB - B Shares	156,881	2,764	China National Building Material Co Ltd	155,774	357
	$ 27,647		Forbo Holding AG	265	167
Automobile Parts & Equipment - 1.77%				$ 524
Aisin Seiki Co Ltd	43,500	1,539	Chemicals - 4.62%
Continental AG (a)	18,011	1,404	Agrium Inc	15,000	1,380
Georg Fischer AG (a)	269	152	Arkema SA	2,684	193
Haldex AB (a)	9,943	156	BASF SE	72,454	5,810
Iochpe-Maxion SA	10,700	155	Croda International PLC	6,966	175
Keihin Corp	6,192	139	Daicel Chemical Industries Ltd	180,006	1,315
Magna International Inc	45,400	2,370	Formosa Chemicals & Fibre Corp	359,000	1,209
Marcopolo SA	20,800	88	Formosa Plastics Corp	127,000	425
NHK Spring Co Ltd	7,000	76	Lanxess AG	23,233	1,822
Nissin Kogyo Co Ltd	8,100	151	LG Chem Ltd	3,343	1,152
Unipres Corp	7,800	155	Linde AG	12,751	1,944
Valeo SA (a)	54,129	3,072	Lintec Corp	4,810	127
	$ 9,457		Nan Ya Plastics Corp	143,000	357
Banks - 11.95%			Nippon Shokubai Co Ltd	15,912	165
Aareal Bank AG (a)	4,251	130	Potash Corp of Saskatchewan Inc	21,500	3,340
Australia & New Zealand Banking Group Ltd	128,193	3,062	Rhodia SA	62,726	2,075
Axis Bank Ltd	10,615	324	Yara International ASA	40,130	2,321
Banca Generali SpA	4,516	55	Zeon Corp	111,000	930
Banco do Brasil SA	62,245	1,178		$ 24,740
Bangkok Bank PCL	191,400	968	Coal - 0.31%
Bank Leumi Le-Israel BM	327,290	1,676	Banpu PCL	10,700	280
Bank Mandiri Tbk PT	759,000	548	Coal India Ltd (a)	19,587	138
Bank of China Ltd	2,619,500	1,382	Exxaro Resources Ltd	29,929	619
Bank of Montreal	39,200	2,266	Grande Cache Coal Corp (a)	13,700	144
Bank of Yokohama Ltd/The	304,366	1,578	New World Resources NV	14,100	204
BNP Paribas	58,216	3,704	Riversdale Mining Ltd (a)	8,372	146
Busan Bank	27,860	352	Whitehaven Coal Ltd	20,882	143
Canadian Imperial Bank of Commerce/Canada	39,700	3,128		$ 1,674
Canadian Western Bank	6,100	174	Commercial Services - 0.19%
Chiba Bank Ltd/The	189,063	1,229	Aggreko PLC	34,302	792
China Construction Bank Corp	1,872,535	1,679	Ashtead Group PLC	41,802	113

See accompanying notes

64

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Electronics (continued)
Prosegur Cia de Seguridad SA	2,358 $	133	Keyence Corp	6,900 $	1,999
	$ 1,038		Koninklijke Philips Electronics NV	74,386	2,278
Computers - 1.44%			Minebea Co Ltd	171,000	1,078
Asustek Computer Inc	55,000	522	Murata Manufacturing Co Ltd	28,800	2,018
CGI Group Inc (a)	58,767	1,017	Omron Corp	74,600	1,976
HTC Corp	8,150	252	Pegatron Corp (a)	201,000	290
Infosys Technologies Ltd ADR	18,200	1,385	Renishaw PLC	5,493	105
Itochu Techno-Solutions Corp	3,500	131	Rexel SA (a)	5,191	113
Lenovo Group Ltd	816,000	523	Toyo Corp/Chuo-ku	12,700	136
Lite-On Technology Corp	386,898	532	Tripod Technology Corp	51,000	208
Melco Holdings Inc	4,000	140		$ 13,738
Obic Co Ltd	680	140	Engineering & Construction - 0.67%
Tata Consultancy Services Ltd	43,111	1,124	Bilfinger Berger SE	10,379	865
TDK Corp	24,000	1,670	Bradken Ltd	15,254	141
Wistron Corp	142,000	289	China Railway Group Ltd	447,000	323
	$ 7,725		Daelim Industrial Co Ltd (a)	7,262	752
Consumer Products - 0.60%			NCC AB	8,494	187
Reckitt Benckiser Group PLC	56,359	3,097	Nippo Corp	18,000	125
Societe BIC SA	1,556	134	SembCorp Industries Ltd	298,000	1,193
	$ 3,231			$ 3,586
Distribution & Wholesale - 1.73%			Environmental Control - 0.03%
DCC PLC	5,137	162	IESI-BFC Ltd	6,369	155
D'ieteren SA	2,150	135
Inchcape PLC (a)	22,263	124	Food - 4.23%
Marubeni Corp	353,723	2,488	Aryzta AG	2,715	125
Mitsubishi Corp	120,011	3,249	Associated British Foods PLC	85,044	1,566
Ship Healthcare Holdings Inc	11,800	155	Centros Comerciales Sudamericanos SA	67,775	533
Sumitomo Corp	208,869	2,956	Cermaq ASA (a)	11,158	172
	$ 9,269		Cia Brasileira de Distribuicao Grupo Pao de Acucar	13,172	553
Diversified Financial Services - 2.33%			ADR
ARA Asset Management Ltd (c)	88,000	106	Danisco A/S	22,592	2,066
Azimut Holding SpA	17,920	162	George Weston Ltd	10,198	864
Challenger Ltd/AU	29,757	143	Indofood Sukses Makmur Tbk PT	815,500	441
Chinatrust Financial Holding Co Ltd	704,000	517	Jeronimo Martins SGPS SA	111,583	1,700
Close Brothers Group PLC	9,875	131	Kesko OYJ	22,747	1,062
Fubon Financial Holding Co Ltd	477,335	655	Marine Harvest ASA	1,748,183	1,848
GAM Holding AG	69,432	1,147	Maruha Nichiro Holdings Inc	65,000	108
Hana Financial Group Inc	21,340	814	Metro AG	29,209	2,104
IG Group Holdings PLC	15,990	127	Nestle SA	133,173	7,798
Intermediate Capital Group PLC	172,046	893	Nutreco NV	20,894	1,586
International Personal Finance PLC	23,950	144	Viscofan SA	3,470	131
Mega Financial Holding Co Ltd	1,354,000	1,043		$ 22,657
ORIX Corp	32,950	3,243	Food Service - 0.33%
Provident Financial PLC	13,369	182	Compass Group PLC	197,151	1,786
RMB Holdings Ltd	36,279	212
Schroders PLC	63,228	1,829	Forest Products & Paper - 0.64%
Tullett Prebon PLC	19,625	117	Billerud AB	12,890	112
Woori Finance Holdings Co Ltd (a)	31,950	436	Hokuetsu Kishu Paper Co Ltd	19,500	111
Woori Investment & Securities Co Ltd	26,900	559	Stora Enso OYJ	121,256	1,245
	$ 12,460		Suzano Papel e Celulose SA	39,255	350
Electric - 0.73%			Svenska Cellulosa AB	100,529	1,587
Atco Ltd	2,900	172		$ 3,405
Enel SpA	427,608	2,137	Gas - 1.01%
Federal Hydrogenerating Co JSC ADR(a)	42,298	231	Centrica PLC	408,870	2,114
International Power PLC	203,639	1,389	ENN Energy Holdings Ltd	102,000	306
	$ 3,929		GAIL India Ltd	20,886	239
Electrical Components & Equipment - 1.57%			Keyera Facilities Income Fund	3,100	110
Bekaert SA	1,685	193	Osaka Gas Co Ltd	364,000	1,412
Delta Electronics Inc	110,000	538	Tokyo Gas Co Ltd	281,417	1,248
Hitachi Ltd	871,261	4,647		$ 5,429
Mitsubishi Electric Corp	290,000	3,043	Hand & Machine Tools - 0.58%
	$ 8,421		Finning International Inc	46,900	1,278
Electronics - 2.57%			Schindler Holding AG - PC	15,522	1,836
AAC Acoustic Technologies Holdings Inc	42,000	112		$ 3,114
Alps Electric Co Ltd	137,000	1,590	Healthcare - Products - 0.67%
AU Optronics Corp (a)	582,000	605	Coloplast A/S	13,456	1,828
Electrocomponents PLC	38,061	158	DiaSorin SpA	3,197	138
Fujitsu General Ltd	23,000	139	Draegerwerk AG & Co KGaA	1,524	126
Hon Hai Precision Industry Co Ltd	203,846	821	Elekta AB	34,996	1,347
Japan Aviation Electronics Industry Ltd	14,000	112

See accompanying notes

65

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Lodging (continued)
Paramount Bed Co Ltd	4,700 $	129	SJM Holdings Ltd	134,000 $	213
	$ 3,568			$ 1,433
Healthcare - Services - 0.03%			Machinery - Construction & Mining - 0.47%
Ramsay Health Care Ltd	10,135	184	Atlas Copco AB - A Shares	87,445	2,206
			Danieli & C Officine Meccaniche SpA	5,225	167
Holding Companies - Diversified - 1.48%			Wajax Income Fund	3,800	141
Dah Chong Hong Holdings Ltd	71,000	75		$ 2,514
GS Holdings (a)	10,314	592	Machinery - Diversified - 1.09%
Imperial Holdings Ltd	54,236	1,050	Daifuku Co Ltd	20,500	143
KOC Holding AS	93,942	458	Komori Corp	13,100	155
LG Corp (a)	8,283	637	Kone OYJ	39,534	2,198
Swire Pacific Ltd	168,998	2,779	Metso OYJ	33,546	1,874
Wharf Holdings Ltd	300,000	2,308	Pfeiffer Vacuum Technology AG	829	97
	$ 7,899		Weir Group PLC/The	49,292	1,368
Home Builders - 0.30%				$ 5,835
Daiwa House Industry Co Ltd	91,000	1,118	Media - 0.39%
MRV Engenharia e Participacoes SA	54,300	511	Grupo Televisa SA ADR(a)	21,846	566
	$ 1,629		Metropole Television SA	3,457	84
Home Furnishings - 0.21%			WPP PLC	117,102	1,441
Arcelik AS	108,272	547		$ 2,091
Indesit Co SpA	11,501	123	Metal Fabrication & Hardware - 0.35%
Noritz Corp	8,200	145	Hoganas AB	2,852	111
Pioneer Corp	33,100	137	JFE Shoji Holdings Inc	18,000	84
SEB SA	1,427	148	Johnson Matthey PLC	52,078	1,655
	$ 1,100			$ 1,850
Insurance - 3.18%			Mining - 6.37%
Amlin PLC	25,967	166	Alamos Gold Inc	7,700	147
China Life Insurance Co Ltd	146,000	596	Anglo American PLC	83,384	4,336
Hannover Rueckversicherung AG	26,123	1,394	AngloGold Ashanti Ltd	13,149	653
Helvetia Holding AG	368	142	Antofagasta PLC	12,810	322
Hyundai Marine & Fire Insurance Co Ltd	29,930	690	Avoca Resources Ltd (a)	36,613	132
Lancashire Holdings Ltd	15,552	134	BHP Billiton Ltd	135,669	6,279
Legal & General Group PLC	1,270,527	1,916	Cia de Minas Buenaventura SA ADR	11,307	554
PICC Property & Casualty Co Ltd (a)	212,000	307	Grupo Mexico SAB de CV	299,700	1,234
Ping An Insurance Group Co of China Ltd	120,500	1,347	Hindalco Industries Ltd	181,276	1,001
Powszechny Zaklad Ubezpieczen SA	1,691	203	IAMGOLD Corp	79,725	1,423
Sampo OYJ	113,754	3,048	Iluka Resources Ltd (a)	21,763	203
Sanlam Ltd	202,685	859	KGHM Polska Miedz SA	19,721	1,153
Sul America SA	691	9	Medusa Mining Ltd	21,959	145
Tokio Marine Holdings Inc	90,700	2,711	MMC Norilsk Nickel ADR	28,591	687
Zurich Financial Services	13,547	3,509	Orica Ltd	64,241	1,636
	$ 17,031		Rio Tinto Ltd	98,210	8,585
Internet - 0.04%			SEMAFO Inc (a)	16,300	176
Atea ASA	9,659	97	Southern Copper Corp	9,597	468
Mail.ru Group Ltd (a),(b),(c)	2,874	99	Teck Resources Ltd	52,042	3,234
	$ 196		Umicore	32,700	1,701
Investment Companies - 0.76%				$ 34,069
ABG Sundal Collier Holding ASA	78,669	116	Miscellaneous Manufacturing - 1.51%
Delek Group Ltd	2,605	671	Aalberts Industries NV	7,912	167
Infrastructure Development Finance Co Ltd	41,248	168	Amano Corp	11,500	112
Investor AB	89,230	1,909	Ansell Ltd	11,325	147
Kinnevik Investment AB	58,556	1,193	Largan Precision Co Ltd	11,000	274
	$ 4,057		Melrose PLC	33,481	162
Iron & Steel - 0.84%			Neo Material Technologies Inc (a)	22,500	177
Cia Siderurgica Nacional SA ADR	34,613	577	Peace Mark Holdings Ltd (a),(b)	300,000	—
Ferrexpo PLC	23,403	152	Siemens AG	46,904	5,840
Hyundai Steel Co (a)	4,222	463	Wartsila OYJ	15,588	1,189
Kobe Steel Ltd	498,000	1,263		$ 8,068
Labrador Iron Ore Royalty Corp	1,800	122	Office & Business Equipment - 0.87%
Maanshan Iron & Steel	944,000	503	Canon Inc	62,500	3,241
Mount Gibson Iron Ltd (a)	70,365	153	Seiko Epson Corp	76,300	1,391
POSCO ADR	10,900	1,174		$ 4,632
Xingda International Holdings Ltd	91,000	98	Oil & Gas - 7.58%
	$ 4,505		Afren PLC (a)	63,978	147
Leisure Products & Services - 0.22%			Baytex Energy Corp	5,800	272
Sega Sammy Holdings Inc	60,600	1,153	BG Group PLC	227,971	4,606
			BP PLC	152,115	1,104
Lodging - 0.27%			Canadian Natural Resources Ltd	70,800	3,158
Genting Bhd	55,100	200	China Petroleum & Chemical Corp	1,616,000	1,547
Shangri-La Asia Ltd	376,000	1,020	CNOOC Ltd	759,000	1,801

See accompanying notes

66

Schedule of Investments
Diversified International Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			Retail (continued)
Connacher Oil and Gas Ltd (a)	113,300 $	152	K's Holdings Corp	50,140 $	1,364
Encana Corp	64,358	1,883	Lojas Renner SA	20,600	700
EnQuest PLC (a)	1	—	Pal Co Ltd	3,750	136
Galp Energia SGPS SA	63,675	1,220	PPR	11,799	1,876
Gazprom OAO ADR	68,307	1,738	Swatch Group AG/The - BR	6,049	2,697
Idemitsu Kosan Co Ltd	10,100	1,072	Truworths International Ltd	44,048	479
Lukoil OAO ADR	26,433	1,513	WH Smith PLC	16,227	123
Oil & Natural Gas Corp Ltd	8,884	256	Whitbread PLC	53,539	1,494
PetroChina Co Ltd	765,199	1,000	Woolworths Holdings Ltd/South Africa	198,929	814
Petroleo Brasileiro SA ADR	82,436	3,119	Yamada Denki Co Ltd	17,650	1,204
Petrominerales Ltd	4,079	136		$ 18,549
Polski Koncern Naftowy Orlen S.A. (a)	37,444	579	Semiconductors - 1.61%
Reliance Industries Ltd (c)	6,455	307	Advanced Semiconductor Engineering Inc	260,000	301
Repsol YPF SA	73,585	2,050	Aixtron SE	4,579	168
Rosneft Oil Co	32,367	232	ARM Holdings PLC	226,630	1,496
Royal Dutch Shell PLC - A Shares	77,560	2,586	ASM International NV (a)	5,660	200
Royal Dutch Shell PLC - B Shares	150,877	4,975	Powertech Technology Inc	156,000	519
Seadrill Ltd	63,798	2,156	Samsung Electronics Co Ltd	3,864	3,231
Surgutneftegas OJSC ADR	19,546	209	STMicroelectronics NV	142,645	1,475
Total SA	51,289	2,718	Taiwan Semiconductor Manufacturing Co Ltd	499,140	1,216
	$ 40,536			$ 8,606
Oil & Gas Services - 1.57%			Shipbuilding - 0.19%
Acergy SA	78,083	1,914	Daewoo Shipbuilding & Marine Engineering Co	10,980	352
Calfrac Well Services Ltd	4,600	158	Ltd (a)
Canyon Services Group Inc	10,500	115	Hyundai Heavy Industries Co Ltd	1,434	560
Petrofac Ltd	77,774	1,924	Jaya Holdings Ltd (a)	187,000	106
Saipem SpA	60,964	3,001		$ 1,018
Subsea 7 Inc (a)	6,010	156
			Software - 0.49%
Technip SA	12,191	1,126	Aero Inventory PLC (a),(b)	19,271	—
	$ 8,394		SAP AG	29,389	1,489
Pharmaceuticals - 5.45%			Temenos Group AG (a)	27,267	1,135
AstraZeneca PLC	100,037	4,557		$ 2,624
China Shineway Pharmaceutical Group Ltd	108,000	310	Storage & Warehousing - 0.03%
GlaxoSmithKline PLC	72,131	1,394	Mitsui-Soko Co Ltd	32,000	134
KYORIN Holdings Inc	9,000	158
Novartis AG	96,239	5,656	Telecommunications - 7.10%
Novo Nordisk A/S	38,841	4,380	ADVA AG Optical Networking (a)	16,851	132
Roche Holding AG	28,465	4,171	Advanced Info Service PCL	74,800	209
Shire PLC	107,326	2,582	America Movil SAB de CV ADR	34,199	1,961
Sihuan Pharmaceutical Holdings Group Ltd (a)	231,000	169	Axiata Group Bhd (a)	323,300	498
Takeda Pharmaceutical Co Ltd	60,000	2,952	BT Group PLC	1,014,173	2,859
Teva Pharmaceutical Industries Ltd ADR	53,990	2,814	China Mobile Ltd	152,785	1,517
	$ 29,143		China Telecom Corp Ltd	984,000	515
Real Estate - 1.86%			Chunghwa Telecom Co Ltd (a)	320,000	813
Arnest One Corp	8,492	109	D-Link Corp	262,000	270
Brookfield Asset Management Inc	103,458	3,455	Eutelsat Communications	32,884	1,204
Daito Trust Construction Co Ltd	23,700	1,623	Koninklijke KPN NV	154,598	2,256
FKP Property Group	139,526	122	Mobile Telesystems OJSC ADR	35,975	751
Gazit-Globe Ltd	11,761	150	NTT DoCoMo Inc	2,266	3,958
Great Eagle Holdings Ltd	50,000	155	Portugal Telecom SGPS SA	118,683	1,329
Guangzhou R&F Properties Co Ltd	175,200	251	Softbank Corp	52,400	1,814
Henderson Land Development Co Ltd - Warrants (a)	34,400	8	Taiwan Mobile Co Ltd	176,000	421
			Tele2 AB	90,818	1,885
Hongkong Land Holdings Ltd	222,000	1,603	Telefonica SA	140,215	3,179
Keppel Land Ltd	380,000	1,421	Telenet Group Holding NV (a)	35,618	1,403
Tokyo Tatemono Co Ltd	202,000	936	Telenor ASA	179,323	2,913
Wihlborgs Fastigheter AB	3,913	113	TeliaSonera AB	184,092	1,459
	$ 9,946		Vodacom Group Ltd	68,965	801
REITS - 0.36%			Vodafone Group PLC	2,257,229	5,835
CapitaMall Trust	281,000	427		$ 37,982
Dundee Real Estate Investment Trust	4,700	143	Textiles - 0.05%
Japan Logistics Fund Inc	9	85	Cia Hering	16,500	268
Kenedix Realty Investment Corp	39	183
RioCan Real Estate Investment Trust	48,900	1,082	Transportation - 0.97%
	$ 1,920		Canadian National Railway Co	43,000	2,869
Retail - 3.47%			Cargotec Oyj	2,626	137
Aeon Co Ltd	212,430	2,658	Construcciones y Auxiliar de Ferrocarriles SA	256	134
Amplifon SpA	27,879	139	Stagecoach Group PLC	35,582	118
Cie Financiere Richemont SA	42,081	2,476	West Japan Railway Co	381	1,424
Dufry Group (a)	1,171	158
Inditex SA	29,798	2,231

See accompanying notes

67

     Schedule of Investments Diversified International Account December 31, 2010

			(c) Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
COMMON STOCKS (continued)		Shares Held Value (000's)	registration, normally to qualified institutional buyers. Unless otherwise
Transportation (continued)			indicated, these securities are not considered illiquid. At the end of the
Yang Ming Marine Transport Corp (a)	550,000 $	533
			period, the value of these securities totaled $512 or 0.10% of net assets.
		$ 5,215
Water - 0.74%
Northumbrian Water Group PLC	24,515	127
Pennon Group PLC	104,460	1,042	Unrealized Appreciation (Depreciation)
Severn Trent PLC	50,075	1,154	The net federal income tax unrealized appreciation (depreciation) and federal tax
United Utilities Group PLC	175,844	1,623	cost of investments held as of the period end were as follows:
		$ 3,946
TOTAL COMMON STOCKS		$ 521,559	Unrealized Appreciation	$ 93,451
PREFERRED STOCKS - 2.07%		Shares Held Value (000's)	Unrealized Depreciation	(5,190)
Apparel - 0.02%			Net Unrealized Appreciation (Depreciation)	$ 88,261
Hugo Boss AG	1,665	125	Cost for federal income tax purposes	$ 445,796
			All dollar amounts are shown in thousands (000's)
Banks - 0.28%
Banco Bradesco SA	32,068	631	Portfolio Summary (unaudited)
Banco Bradesco SA - Rights (a)	527	3	Country	Percent
Itau Unibanco Holding SA	36,315	870	Japan	16 .23%
		$ 1,504	United Kingdom	13 .85%
Consumer Products - 0.53%			Germany	7 .66%
Henkel AG & Co KGaA	45,364	2,836	Canada	7 .04%
			Switzerland	6 .11%
Holding Companies - Diversified - 0.14%			France	4 .66%
Itausa - Investimentos Itau SA	96,300	766	Australia	3 .97%
			Sweden	3 .79%
Media - 0.52%			Netherlands	2 .90%
ProSiebenSat.1 Media AG	91,185	2,749	Brazil	2 .77%
			Korea, Republic Of	2 .68%
Mining - 0.58%			China	2 .51%
Vale SA	105,248	3,075	Taiwan, Province Of China	2 .50%
			Hong Kong	2 .14%
TOTAL PREFERRED STOCKS		$ 11,055	Denmark	2 .00%
			Finland	2 .00%
	Maturity		Norway	1 .93%
	Amount		Spain	1 .45%
REPURCHASE AGREEMENTS - 0.27%	(000's)	Value (000's)	India	1 .41%
Banks - 0.27%			Russian Federation	1 .28%
Investment in Joint Trading Account; Credit Suisse $	524	$ 524	Singapore	1 .27%
Repurchase Agreement; 0.15% dated			Israel	1 .20%
12/31/10 maturing 01/03/11 (collateralized by			South Africa	1 .11%
US Treasury Note; $534,534; 2.25%; dated			Italy	1 .11%
01/31/15)			Belgium	1 .11%
Investment in Joint Trading Account; Deutsche	150	150	Mexico	0 .84%
Bank Repurchase Agreement; 0.22% dated			Portugal	0 .80%
12/31/10 maturing 01/03/11 (collateralized by			Ireland	0 .78%
Sovereign Agency Issues; $152,725; 0.00% -			United States	0 .48%
3.00%; dated 09/16/14 - 10/15/20)			Poland	0 .45%
Investment in Joint Trading Account; Merrill	599	599	Bermuda	0 .42%
Lynch Repurchase Agreement; 0.15% dated			Thailand	0 .37%
12/31/10 maturing 01/03/11 (collateralized by			Malaysia	0 .33%
Sovereign Agency Issues; $610,896; 0.00%;			Turkey	0 .22%
dated 04/15/15 - 01/15/21)			Indonesia	0 .18%
Investment in Joint Trading Account; Morgan	187	187	Peru	0 .14%
Stanley Repurchase Agreement; 0.12% dated			Chile	0 .10%
12/31/10 maturing 01/03/11 (collateralized by			Colombia	0 .03%
Sovereign Agency Issues; $190,905; 1.98% -			Other Assets in Excess of Liabilities, Net	0 .18%
2.68%; dated 01/21/14 - 06/07/18)			TOTAL NET ASSETS	100.00%
		$ 1,460
TOTAL REPURCHASE AGREEMENTS		$ 1,460
Total Investments		$ 534,074
Other Assets in Excess of Liabilities, Net - 0.18%		$ 937
TOTAL NET ASSETS - 100.00%		$ 535,011

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,076 or 0.39% of net assets.

See accompanying notes

68

Schedule of Investments
Equity Income Account
December 31, 2010

COMMON STOCKS - 97.42%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.76%			Healthcare - Products (continued)
Lockheed Martin Corp	60,200 $	4,209	Johnson & Johnson	112,700 $	6,971
Raytheon Co	125,300	5,806	Medtronic Inc	42,800	1,587
	$ 10,015			$ 9,792
Apparel - 1.18%			Insurance - 7.06%
VF Corp	77,600	6,688	ACE Ltd	229,600	14,293
			Allianz SE ADR	210,622	2,500
Automobile Manufacturers - 0.24%			Allstate Corp/The	168,044	5,357
PACCAR Inc	23,368	1,342	Chubb Corp	103,300	6,161
			Fidelity National Financial Inc	326,544	4,467
Automobile Parts & Equipment - 0.32%			MetLife Inc	114,400	5,084
Johnson Controls Inc	47,100	1,799	Validus Holdings Ltd	72,800	2,228
				$ 40,090
Banks - 6.84%			Machinery - Diversified - 1.28%
Banco Santander SA ADR	553,900	5,899	Deere & Co	87,800	7,292
Bank of New York Mellon Corp/The	277,475	8,380
Bank of Nova Scotia	110,756	6,335	Media - 1.03%
JP Morgan Chase & Co	6,500	276	Walt Disney Co/The	74,762	2,805
M&T Bank Corp	63,300	5,510	Yellow Media Inc	492,838	3,075
Northern Trust Corp	122,900	6,810		$ 5,880
US Bancorp	209,900	5,661	Mining - 0.81%
	$ 38,871		BHP Billiton Ltd ADR	49,300	4,581
Beverages - 0.76%
Coca-Cola Co/The	34,600	2,276	Miscellaneous Manufacturing - 3.86%
Dr Pepper Snapple Group Inc	30,012	1,055	3M Co	52,800	4,557
Molson Coors Brewing Co	19,100	959	Honeywell International Inc	67,400	3,583
	$ 4,290		Parker Hannifin Corp	96,400	8,319
Chemicals - 1.22%			Siemens AG ADR	44,000	5,467
Air Products & Chemicals Inc	29,600	2,692		$ 21,926
EI du Pont de Nemours & Co	85,000	4,240	Oil & Gas - 8.80%
	$ 6,932		Chevron Corp	129,684	11,834
Commercial Services - 0.52%			Encana Corp	220,100	6,409
Automatic Data Processing Inc	64,100	2,967	Exxon Mobil Corp	118,600	8,672
			Marathon Oil Corp	209,000	7,739
Consumer Products - 1.61%			Penn West Energy Trust	256,800	6,143
Clorox Co	35,900	2,272	Total SA ADR	171,370	9,165
Kimberly-Clark Corp	108,700	6,852		$ 49,962
	$ 9,124		Pharmaceuticals - 12.49%
Distribution & Wholesale - 1.96%			Abbott Laboratories	241,400	11,566
Genuine Parts Co	217,028	11,142	Bristol-Myers Squibb Co	363,977	9,638
			GlaxoSmithKline PLC ADR	213,618	8,378
Diversified Financial Services - 4.10%			Mead Johnson Nutrition Co	21,584	1,344
AllianceBernstein Holding LP	249,808	5,828	Merck & Co Inc	316,349	11,401
BlackRock Inc	32,800	6,251	Novartis AG ADR	138,496	8,164
Federated Investors Inc	222,503	5,823	Pfizer Inc	546,009	9,561
NYSE Euronext	179,139	5,371	Roche Holding AG ADR	179,000	6,560
	$ 23,273		Teva Pharmaceutical Industries Ltd ADR	82,800	4,316
Electric - 4.24%				$ 70,928
NextEra Energy Inc	157,700	8,199	Pipelines - 2.63%
Progress Energy Inc	172,526	7,501	Enterprise Products Partners LP	190,061	7,908
Wisconsin Energy Corp	17,900	1,054	Kinder Morgan Energy Partners LP	68,514	4,814
Xcel Energy Inc	310,800	7,319	Spectra Energy Corp	89,427	2,235
	$ 24,073			$ 14,957
Electrical Components & Equipment - 1.29%			REITS - 5.26%
Emerson Electric Co	128,390	7,340	Annaly Capital Management Inc	534,400	9,577
			Chimera Investment Corp	668,418	2,747
Entertainment - 0.53%			Digital Realty Trust Inc	167,800	8,648
OPAP SA ADR	338,600	2,993	HCP Inc	76,606	2,818
			Health Care REIT Inc	92,900	4,426
Food - 3.51%			Kimco Realty Corp	91,863	1,657
General Mills Inc	75,400	2,683		$ 29,873
Kellogg Co	47,900	2,447	Retail - 3.76%
Kraft Foods Inc	269,976	8,507	Costco Wholesale Corp	34,000	2,455
Kroger Co/The	79,900	1,787	McDonald's Corp	120,500	9,249
Sysco Corp	153,500	4,513	Wal-Mart Stores Inc	179,300	9,670
	$ 19,937			$ 21,374
Gas - 1.46%			Savings & Loans - 1.11%
Sempra Energy	158,600	8,323	Hudson City Bancorp Inc	496,500	6,325

Healthcare - Products - 1.72%			Semiconductors - 4.72%
Becton Dickinson and Co	14,600	1,234	Applied Materials Inc	134,000	1,883

See accompanying notes

69

Schedule of Investments Equity Income Account December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Semiconductors (continued)				Amount
Intel Corp	545,900 $	11,480	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Maxim Integrated Products Inc	72,300	1,708	Banks (continued)
Microchip Technology Inc	190,400	6,513	Investment in Joint Trading Account; Morgan	$ 800	$ 800
Taiwan Semiconductor Manufacturing Co Ltd	417,150	5,231	Stanley Repurchase Agreement; 0.12% dated
ADR			12/31/10 maturing 01/03/11 (collateralized by
		$ 26,815	Sovereign Agency Issues; $816,125; 1.98% -
Software - 1.70%			2.68%; dated 01/21/14 - 06/07/18)
Microsoft Corp	345,200	9,638			$ 6,241
			TOTAL REPURCHASE AGREEMENTS		$ 6,241
Telecommunications - 5.69%			Total Investments		$ 565,041
AT&T Inc	218,700	6,425	Other Assets in Excess of Liabilities, Net - 0.53%		$ 3,009
BCE Inc	173,100	6,138	TOTAL NET ASSETS - 100.00%		$ 568,050
CenturyLink Inc	36,800	1,699
Qwest Communications International Inc	200,300	1,524
Telefonica SA ADR	26,300	1,800
Verizon Communications Inc	253,100	9,056
Vodafone Group PLC ADR	215,800	5,704	Unrealized Appreciation (Depreciation)
		$ 32,346	The net federal income tax unrealized appreciation (depreciation) and federal tax
Toys, Games & Hobbies - 1.85%			cost of investments held as of the period end were as follows:
Mattel Inc	413,531	10,516
			Unrealized Appreciation		$ 98,348
Transportation - 2.11%			Unrealized Depreciation		(11,727)
Norfolk Southern Corp	81,100	5,095	Net Unrealized Appreciation (Depreciation)		$ 86,621
Union Pacific Corp	74,600	6,912	Cost for federal income tax purposes		$ 478,420
		$ 12,007	All dollar amounts are shown in thousands (000's)
TOTAL COMMON STOCKS		$ 553,411
PREFERRED STOCKS - 0.80%	Shares Held Value (000's)		Portfolio Summary (unaudited)
Banks - 0.32%			Sector		Percent
National City Capital Trust II	43,900	1,096	Financial		26 .27%
National City Capital Trust III	28,200	701	Consumer, Non-cyclical		20 .68%
		$ 1,797	Energy		11 .43%
Diversified Financial Services - 0.11%			Industrial		10 .30%
National City Capital Trust IV	24,700	643	Consumer, Cyclical		9 .84%
			Communications		6 .79%
REITS - 0.37%			Technology		6 .42%
Public Storage Inc 6.63%; Series M	66,200	1,652	Utilities		5 .71%
Public Storage Inc 7.25%; Series K	18,700	476	Basic Materials		2 .03%
		$ 2,128	Other Assets in Excess of Liabilities, Net		0 .53%
TOTAL PREFERRED STOCKS		$ 4,568	TOTAL NET ASSETS		100.00%
	Principal
	Amount
BONDS - 0.15%	(000's)	Value (000's)
Healthcare - Services - 0.08%
Aetna Inc
7.88%, 3/1/2011	$ 450	$ 455

Telecommunications - 0.07%
Telus Corp
8.00%, 6/1/2011	356	366

TOTAL BONDS		$ 821
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.10%	(000's)	Value (000's)
Banks - 1.10%
Investment in Joint Trading Account; Credit Suisse $ 2,240		$ 2,240
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $2,285,151; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	640	640
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $652,900; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	2,560	2,561
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $2,611,601; 0.00%;
dated 04/15/15 - 01/15/21)

See accompanying notes

70

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 32.61%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Automobile Asset Backed Securities - 0.24%			Mortgage Backed Securities (continued)
Capital Auto Receivables Asset Trust			Freddie Mac (continued)
5.21%, 3/17/2014(a)	$ 1,143	$ 1,169	5.50%, 9/15/2031(a)	$ 1,075	$ 1,135
			5.50%, 1/15/2033	621	678
Banks - 0.42%			5.50%, 4/15/2033(a)	1,640	1,798
Goldman Sachs Group Inc/The			5.50%, 12/15/2033	3,500	3,823
3.25%, 6/15/2012	2,000	2,076	Ginnie Mae
			4.00%, 12/16/2039	4,664	4,876
Finance - Mortgage Loan/Banker - 1.86%			4.26%, 2/16/2032	1,458	1,530
Fannie Mae			4.50%, 12/16/2035	4,928	5,207
6.63%, 11/15/2030	5,550	7,003	4.50%, 10/20/2036	5,643	5,967
Freddie Mac			5.08%, 1/16/2030(a)	820	864
5.75%, 6/27/2016	1,900	2,119	Jefferies & Co Inc
		$ 9,122	4.75%, 4/26/2037(b),(c)	2,402	2,414
Home Equity Asset Backed Securities - 0.12%			5.00%, 10/26/2036(b)	5,000	5,025
Asset Backed Securities Corp Home Equity			JP Morgan Chase Commercial Mortgage Securities
0.36%, 7/25/2036(a)	621	607	Corp
			5.79%, 9/12/2015	2,500	2,664
Mortgage Backed Securities - 29.45%			JP Morgan Reremic
Banc of America Funding Corp			4.50%, 11/25/2035(b)	4,247	3,929
0.34%, 7/20/2036(a)	146	145	Nomura Resecuritization Trust
Banc of America Mortgage Securities Inc			4.00%, 6/26/2037(b)	3,000	3,059
4.75%, 2/25/2035	990	1,002	RBSSP Resecuritization Trust
Chase Mortgage Finance Corp			6.00%, 7/26/2037(b)	863	889
6.00%, 5/25/2035	1,819	1,724	Structured Asset Securities Corp
Citigroup Mortgage Loan Trust Inc			6.00%, 4/25/2033	3,092	3,184
4.00%, 1/25/2036(b),(c)	2,871	2,871	Wachovia Bank Commercial Mortgage Trust
4.00%, 3/25/2037(b),(c)	2,651	2,638	4.70%, 5/15/2044	1,500	1,583
4.25%, 1/25/2036(b)	4,994	5,016	4.81%, 4/15/2042	3,752	3,930
4.34%, 11/25/2035(b)	4,549	4,556	5.12%, 7/15/2042	2,000	2,147
4.75%, 5/25/2035(b)	1,342	1,373	Wells Fargo Mortgage Backed Securities Trust
5.25%, 8/25/2036(b)	3,796	3,904	5.50%, 5/25/2035	2,195	2,212
5.40%, 4/25/2037(a),(b)	939	913	5.75%, 10/25/2036(a)	542	540
Countrywide Home Loan Mortgage Pass Through			6.00%, 4/25/2037	2,457	2,156
Trust			6.00%, 12/28/2037(a)	2,553	2,642
5.25%, 5/25/2034	1,149	1,143			$ 144,437
Credit Suisse First Boston Mortgage Securities			Other Asset Backed Securities - 0.49%
Corp			Chase Funding Mortgage Loan Asset-Backed
5.75%, 4/25/2033	595	609	Certificates
Credit Suisse Mortgage Capital Certificates			0.72%, 12/25/2033(a)	154	142
4.00%, 3/26/2037(b)	4,516	4,507	Saxon Asset Securities Trust
5.23%, 8/27/2037(a),(b)	2,460	2,451	0.42%, 3/25/2036(a)	2,393	2,245
6.00%, 8/26/2037(b)	4,968	5,199			$ 2,387
Fannie Mae			Regional Authority - 0.03%
0.56%, 10/25/2018(a)	326	326	US Department of Housing and Urban
4.50%, 10/25/2031	2,500	2,640	Development
4.50%, 10/25/2036	4,700	4,800	6.16%, 8/1/2011	145	145
4.50%, 7/25/2040	5,000	5,011
5.00%, 8/25/2026	256	256	TOTAL BONDS		$ 159,943
5.00%, 4/25/2040	5,000	5,143		Principal
5.00%, 5/25/2040	3,000	3,080	U.S. GOVERNMENT & GOVERNMENT	Amount
6.50%, 2/25/2047	1,622	1,788	AGENCY OBLIGATIONS - 64.65%	(000's)	Value (000's)
7.00%, 4/25/2032	669	754	Federal Home Loan Mortgage Corporation (FHLMC) - 21.55%
8.70%, 12/25/2019	10	11	2.66%, 9/1/2032(a),(e)	$ 50	$ 52
Fannie Mae Grantor Trust			4.00%, 6/1/2024(e)	1,630	1,676
0.61%, 5/25/2035(a)	794	712	4.00%, 3/1/2025(e)	2,206	2,273
Fannie Mae Whole Loan			4.00%, 8/1/2039(e)	2,583	2,567
0.41%, 5/25/2035(a),(d)	650	641	4.00%, 12/1/2040(e)	4,000	3,975
Federal Home Loan Banks			4.50%, 4/1/2018(e)	329	348
5.46%, 11/27/2015	1,318	1,429	4.50%, 6/1/2024(e)	1,448	1,513
Freddie Mac			4.50%, 8/1/2033(e)	379	392
0.56%, 6/15/2018(a)	1,312	1,315	4.50%, 8/1/2033(e)	408	421
0.66%, 7/15/2023(a)	1,518	1,521	4.50%, 6/1/2035(e)	1,718	1,776
4.00%, 9/15/2018	1,248	1,299	4.50%, 5/1/2039(e)	1,731	1,779
4.50%, 11/15/2017	415	428	4.50%, 6/1/2039(e)	2,772	2,857
4.50%, 3/15/2018	562	579	4.50%, 9/1/2039(e)	2,695	2,765
4.50%, 3/15/2040	3,000	3,017	4.50%, 11/1/2039(e)	2,570	2,636
4.50%, 5/15/2040	3,500	3,466	4.50%, 12/1/2039(e)	3,141	3,222
5.00%, 3/15/2018	671	693	4.50%, 9/1/2040(e)	6,140	6,298
5.00%, 3/15/2040	5,000	5,225	4.50%, 9/1/2040(e)	8,677	8,900

See accompanying notes

71

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
5.00%, 10/1/2025(e)	$ 1,668	$ 1,766	6.50%, 5/1/2026(e)	$ 15	$ 17
5.00%, 2/1/2033(e)	1,765	1,860	6.50%, 12/1/2027(e)	25	28
5.00%, 6/1/2033(e)	1,011	1,068	6.50%, 1/1/2028(e)	28	31
5.00%, 6/1/2033(e)	630	668	6.50%, 3/1/2028(e)	17	19
5.00%, 8/1/2033(e)	1,187	1,253	6.50%, 9/1/2028(e)	28	32
5.00%, 8/1/2033(e)	1,136	1,203	6.50%, 9/1/2028(e)	14	16
5.00%, 12/1/2034(e)	232	244	6.50%, 10/1/2028(e)	100	112
5.00%, 5/1/2035(e)	485	511	6.50%, 11/1/2028(e)	24	27
5.00%, 5/1/2035(e)	679	715	6.50%, 12/1/2028(e)	52	59
5.00%, 7/1/2035(e)	274	289	6.50%, 3/1/2029(e)	23	26
5.00%, 7/1/2035(e)	3,625	3,820	6.50%, 4/1/2029(e)	248	279
5.00%, 7/1/2035(e)	202	213	6.50%, 7/1/2031(e)	99	112
5.00%, 10/1/2035(e)	465	491	6.50%, 8/1/2031(e)	7	8
5.00%, 10/1/2038(e)	2,556	2,663	6.50%, 10/1/2031(e)	52	59
5.00%, 6/1/2039(e)	848	895	6.50%, 10/1/2031(e)	30	34
5.00%, 6/1/2039(e)	3,105	3,272	6.50%, 12/1/2031(e)	100	113
5.00%, 9/1/2039(e)	2,832	2,989	6.50%, 1/1/2032(e)	229	258
5.00%, 1/1/2040(e)	3,108	3,261	6.50%, 2/1/2032(e)	104	117
5.50%, 4/1/2018(e)	302	326	6.50%, 5/1/2032(e)	224	252
5.50%, 11/1/2018(e)	533	575	6.50%, 8/1/2032(e)	212	239
5.50%, 2/1/2024(e)	26	28	6.50%, 4/1/2035(e)	47	52
5.50%, 3/1/2024(e)	44	47	7.00%, 11/1/2012(e)	2	2
5.50%, 11/1/2032(e)	433	465	7.00%, 1/1/2013(e)	5	6
5.50%, 3/1/2033(e)	1,281	1,377	7.00%, 9/1/2023(e)	20	23
5.50%, 8/1/2033(e)	804	867	7.00%, 12/1/2023(e)	16	18
5.50%, 12/1/2033(e)	1,104	1,186	7.00%, 1/1/2024(e)	18	20
5.50%, 1/1/2034(e)	761	816	7.00%, 9/1/2027(e)	21	24
5.50%, 9/1/2035(e)	1,312	1,407	7.00%, 1/1/2028(e)	167	191
5.50%, 1/1/2038(e)	1,626	1,735	7.00%, 2/1/2028(e)	10	11
5.50%, 2/1/2038(e)	2,137	2,267	7.00%, 4/1/2028(e)	97	111
5.50%, 4/1/2038(e)	299	321	7.00%, 5/1/2028(e)	14	16
5.50%, 5/1/2038(e)	659	705	7.00%, 8/1/2028(e)	33	37
6.00%, 1/1/2013(e)	22	23	7.00%, 6/1/2031(e)	14	16
6.00%, 4/1/2017(e)	140	152	7.00%, 10/1/2031(e)	32	36
6.00%, 4/1/2017(e)	161	175	7.00%, 10/1/2031(e)	41	47
6.00%, 5/1/2017(e)	160	175	7.00%, 4/1/2032(e)	278	317
6.00%, 7/1/2017(e)	108	118	7.00%, 7/1/2036(e)	919	1,039
6.00%, 12/1/2023(e)	30	33	7.50%, 10/1/2030(e)	47	54
6.00%, 1/1/2026(e)	20	22	7.50%, 2/1/2031(e)	27	31
6.00%, 5/1/2031(e)	80	88	7.50%, 2/1/2031(e)	18	21
6.00%, 12/1/2031(e)	119	131	7.50%, 2/1/2031(e)	45	51
6.00%, 9/1/2032(e)	111	122	8.00%, 10/1/2030(e)	64	74
6.00%, 11/1/2033(e)	477	526	8.00%, 12/1/2030(e)	9	10
6.00%, 11/1/2033(e)	416	458	8.50%, 7/1/2029(e)	48	56
6.00%, 5/1/2034(e)	1,396	1,515			$ 105,692
6.00%, 5/1/2034(e)	742	812	Federal National Mortgage Association (FNMA) - 28.50%
6.00%, 9/1/2034(e)	435	477	2.65%, 7/1/2034(a),(e)	158	166
6.00%, 2/1/2035(e)	325	356	2.85%, 12/1/2032(a),(e)	117	122
6.00%, 8/1/2036(e)	1,288	1,408	3.50%, 1/15/2026(e),(f)	1,800	1,812
6.00%, 10/1/2036(a),(e)	546	596	4.00%, 12/1/2024(e)	6,776	7,048
6.00%, 3/1/2037(e)	1,366	1,484	4.00%, 5/1/2025(e)	2,415	2,497
6.00%, 3/1/2037(e)	493	540	4.00%, 8/1/2025(e)	1,881	1,944
6.00%, 12/1/2037(e)	3,323	3,622	4.00%, 5/1/2039(e)	1,858	1,850
6.00%, 1/1/2038(e)	1,808	1,989	4.00%, 11/1/2040(e)	3,994	3,977
6.00%, 1/1/2038(a),(e)	229	250	4.50%, 12/1/2019(e)	256	271
6.00%, 1/1/2038(e)	755	832	4.50%, 1/1/2020(e)	968	1,025
6.00%, 4/1/2038(e)	534	583	4.50%, 5/1/2039(e)	2,001	2,056
6.00%, 6/1/2038(e)	1,331	1,466	4.50%, 10/1/2039(e)	1,787	1,837
6.50%, 11/1/2016(e)	56	61	4.50%, 3/1/2040(e)	2,037	2,068
6.50%, 6/1/2017(e)	199	217	4.50%, 8/1/2040(e)	4,779	4,910
6.50%, 6/1/2018(e)	19	21	4.50%, 9/1/2040(e)	4,867	5,000
6.50%, 8/1/2021(e)	19	21	5.00%, 1/1/2018(e)	883	945
6.50%, 12/1/2021(e)	135	150	5.00%, 6/1/2018(e)	853	911
6.50%, 4/1/2022(e)	173	191	5.00%, 10/1/2018(e)	742	794
6.50%, 5/1/2022(e)	109	121	5.00%, 11/1/2018(e)	516	552
6.50%, 5/1/2023(e)	27	30	5.00%, 6/1/2025(e)	4,255	4,516
6.50%, 4/1/2024(e)	26	29	5.00%, 5/1/2034(e)	1,717	1,814
6.50%, 4/1/2026(e)	19	21	5.00%, 6/1/2034(e)	1,215	1,283
6.50%, 5/1/2026(e)	21	23	5.00%, 4/1/2035(e)	1,058	1,125

See accompanying notes

72

Schedule of Investments
Government & High Quality Bond Account
December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.00%, 4/1/2035(e)	$ 473	$ 503	6.00%, 8/1/2038(e)	$ 3,795	$ 4,161
5.00%, 7/1/2035(e)	67	71	6.00%, 10/1/2038(e)	1,531	1,674
5.00%, 7/1/2035(e)	1,314	1,387	6.50%, 6/1/2016(e)	80	88
5.00%, 8/1/2035(e)	303	320	6.50%, 8/1/2017(e)	158	173
5.00%, 4/1/2039(e)	2,959	3,126	6.50%, 11/1/2023(e)	95	106
5.00%, 7/1/2039(e)	9,471	9,964	6.50%, 5/1/2024(e)	54	60
5.00%, 4/1/2040(e)	2,257	2,374	6.50%, 9/1/2024(e)	76	85
5.00%, 6/1/2040(e)	1,879	1,977	6.50%, 7/1/2025(e)	17	20
5.04%, 12/1/2033(a),(e)	607	642	6.50%, 8/1/2025(e)	56	64
5.50%, 8/1/2017(e)	215	232	6.50%, 2/1/2026(e)	22	25
5.50%, 12/1/2017(e)	236	254	6.50%, 3/1/2026(e)	6	7
5.50%, 1/1/2018(e)	456	492	6.50%, 5/1/2026(e)	22	24
5.50%, 5/1/2018(e)	595	642	6.50%, 6/1/2026(e)	10	11
5.50%, 7/1/2019(e)	175	189	6.50%, 7/1/2028(e)	21	24
5.50%, 8/1/2019(e)	93	101	6.50%, 9/1/2028(e)	24	27
5.50%, 8/1/2019(e)	55	59	6.50%, 2/1/2029(e)	10	11
5.50%, 8/1/2019(e)	45	49	6.50%, 3/1/2029(e)	33	37
5.50%, 8/1/2019(e)	41	45	6.50%, 4/1/2029(e)	45	50
5.50%, 8/1/2019(e)	102	110	6.50%, 7/1/2029(e)	342	388
5.50%, 8/1/2019(e)	218	235	6.50%, 6/1/2031(e)	14	15
5.50%, 9/1/2019(e)	248	268	6.50%, 6/1/2031(e)	26	29
5.50%, 10/1/2019(e)	83	90	6.50%, 9/1/2031(e)	82	92
5.50%, 5/1/2024(e)	140	150	6.50%, 1/1/2032(e)	35	39
5.50%, 2/1/2033(e)	546	589	6.50%, 3/1/2032(e)	45	51
5.50%, 3/1/2033(e)	2,351	2,531	6.50%, 3/1/2032(e)	157	176
5.50%, 5/1/2033(e)	79	85	6.50%, 4/1/2032(e)	199	224
5.50%, 5/1/2033(e)	415	447	6.50%, 8/1/2032(e)	72	81
5.50%, 6/1/2033(e)	833	897	6.50%, 11/1/2032(e)	57	64
5.50%, 6/1/2033(e)	367	396	6.50%, 11/1/2032(e)	76	85
5.50%, 9/1/2033(e)	5,595	6,067	6.50%, 12/1/2032(e)	143	161
5.50%, 2/1/2034(e)	1,844	1,976	6.50%, 2/1/2033(e)	109	122
5.50%, 4/1/2034(e)	215	231	6.50%, 7/1/2034(e)	188	213
5.50%, 8/1/2034(e)	403	431	6.50%, 7/1/2034(e)	398	450
5.50%, 9/1/2034(e)	2,126	2,289	6.50%, 2/1/2036(e)	875	972
5.50%, 9/1/2035(e)	2,235	2,417	6.50%, 5/1/2036(e)	1,019	1,146
5.50%, 11/1/2035(e)	1,521	1,639	6.50%, 12/1/2036(e)	590	662
5.50%, 8/1/2036(e)	636	684	6.50%, 7/1/2037(e)	150	169
5.50%, 2/1/2037(e)	75	81	6.50%, 7/1/2037(e)	218	247
5.50%, 3/1/2038(e)	823	893	6.50%, 2/1/2038(e)	144	161
5.50%, 3/1/2038(e)	1,638	1,765	6.50%, 3/1/2038(e)	106	119
5.50%, 3/1/2038(e)	2,202	2,357	6.50%, 2/1/2039(e)	2,250	2,519
5.50%, 3/1/2038(e)	2,258	2,417	7.00%, 1/1/2027(e)	9	11
5.50%, 5/1/2038(e)	1,445	1,563	7.00%, 11/1/2027(e)	13	15
5.50%, 8/1/2038(e)	781	847	7.00%, 8/1/2028(e)	65	75
5.50%, 9/1/2038(e)	1,336	1,434	7.00%, 12/1/2028(e)	44	50
5.97%, 10/1/2036(a),(e)	526	562	7.00%, 4/1/2029(e)	21	24
6.00%, 8/1/2016(e)	139	151	7.00%, 10/1/2029(e)	92	104
6.00%, 12/1/2016(e)	143	156	7.00%, 5/1/2031(e)	6	7
6.00%, 8/1/2017(e)	241	263	7.00%, 11/1/2031(e)	162	185
6.00%, 6/1/2022(e)	140	154	7.50%, 4/1/2022(e)	5	6
6.00%, 11/1/2023(e)	5	6	7.50%, 7/1/2027(e)	2	3
6.00%, 3/1/2026(e)	10	11	7.50%, 11/1/2029(e)	30	34
6.00%, 11/1/2028(e)	71	78	7.50%, 5/1/2031(e)	69	80
6.00%, 8/1/2031(e)	245	269	8.00%, 5/1/2022(e)	2	2
6.00%, 12/1/2031(e)	94	103	8.00%, 5/1/2027(e)	84	96
6.00%, 1/1/2033(e)	401	441	8.00%, 9/1/2027(e)	19	22
6.00%, 2/1/2034(e)	66	73	8.00%, 6/1/2030(e)	8	9
6.00%, 9/1/2036(e)	1,454	1,587	8.50%, 2/1/2023(e)	2	2
6.00%, 4/1/2037(e)	1,239	1,364	8.50%, 10/1/2027(e)	41	48
6.00%, 5/1/2037(e)	1,855	2,018	9.00%, 9/1/2030(e)	16	19
6.00%, 7/1/2037(e)	2,257	2,468			$ 139,776
6.00%, 9/1/2037(e)	1,538	1,673	Government National Mortgage Association (GNMA) - 10.26%
6.00%, 9/1/2037(e)	3,900	4,252	4.00%, 3/20/2040	4,108	4,141
6.00%, 11/1/2037(e)	414	453	4.50%, 9/20/2039	3,035	3,156
6.00%, 12/1/2037(e)	164	179	4.50%, 3/20/2040	3,769	3,918
6.00%, 3/1/2038(e)	375	411	4.50%, 7/15/2040	11,875	12,390
6.00%, 4/1/2038(e)	555	604	5.00%, 9/15/2033	37	39
6.00%, 5/1/2038(e)	1,353	1,483	5.00%, 2/15/2034	1,938	2,071
6.00%, 7/1/2038(e)	1,406	1,554	5.00%, 9/15/2039	7,866	8,369

See accompanying notes

73

     Schedule of Investments Government & High Quality Bond Account December 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's) Value (000's)		AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
5.50%, 7/20/2033	$ 837 $	907	7.50%, 10/15/2023	$ 11	$ 13
5.50%, 11/15/2033	210	228	7.50%, 10/15/2023	21	25
5.50%, 2/20/2034	715	773	7.50%, 11/15/2023	12	13
5.50%, 3/20/2034	892	964	8.00%, 7/15/2026	3	3
5.50%, 5/20/2035	950	1,027	8.00%, 8/15/2026	6	7
5.50%, 11/15/2038	907	993	8.00%, 1/15/2027	3	3
5.50%, 1/15/2039	399	435	8.00%, 2/15/2027	1	1
5.50%, 1/15/2039	1,134	1,244	8.00%, 6/15/2027	1	1
5.50%, 3/15/2039	964	1,057			$ 50,346
6.00%, 5/20/2024	60	66	U.S. Treasury - 4.34%
6.00%, 6/20/2024	34	37	2.13%, 11/30/2014	3,000	3,073
6.00%, 6/20/2024	171	188	3.13%, 5/15/2019	3,500	3,537
6.00%, 11/20/2025	15	16	4.00%, 2/15/2014	1,640	1,787
6.00%, 2/20/2026	13	14	4.50%, 2/28/2011	1,640	1,651
6.00%, 4/20/2026	28	31	4.50%, 2/15/2036	2,620	2,712
6.00%, 5/20/2026	16	18	4.50%, 8/15/2039	5,000	5,134
6.00%, 6/20/2026	16	18	4.88%, 8/15/2016	820	935
6.00%, 6/20/2026	17	19	6.00%, 2/15/2026	2,000	2,473
6.00%, 7/20/2026	14	15			$ 21,302
6.00%, 9/20/2026	18	20	TOTAL U.S. GOVERNMENT &
6.00%, 3/20/2027	64	70	GOVERNMENT AGENCY OBLIGATIONS		$ 317,116
6.00%, 1/20/2028	16	17		Maturity
6.00%, 3/20/2028	13	14		Amount
6.00%, 6/20/2028	72	80	REPURCHASE AGREEMENTS - 2.18%	(000's)	Value (000's)
6.00%, 7/20/2028	46	51	Banks - 2.18%
6.00%, 2/20/2029	41	45	Investment in Joint Trading Account; Credit Suisse $	3,837	$ 3,837
6.00%, 3/20/2029	84	92	Repurchase Agreement; 0.15% dated
6.00%, 7/20/2029	92	101	12/31/10 maturing 01/03/11 (collateralized by
6.00%, 5/20/2032(a)	179	197
			US Treasury Note; $3,913,993; 2.25%; dated
6.00%, 7/20/2033	559	619	01/31/15)
6.00%, 8/15/2034	742	825	Investment in Joint Trading Account; Deutsche	1,096	1,096
6.00%, 6/20/2038	1,367	1,499	Bank Repurchase Agreement; 0.22% dated
6.50%, 12/20/2025	27	30	12/31/10 maturing 01/03/11 (collateralized by
6.50%, 1/20/2026	47	53	Sovereign Agency Issues; $1,118,284; 0.00%
6.50%, 2/20/2026	39	45	- 3.00%; dated 09/16/14 - 10/15/20)
6.50%, 3/20/2031	48	55	Investment in Joint Trading Account; Merrill	4,385	4,385
6.50%, 4/20/2031	52	59	Lynch Repurchase Agreement; 0.15% dated
6.50%, 7/15/2032	134	153	12/31/10 maturing 01/03/11 (collateralized by
6.50%, 4/20/2034	109	124	Sovereign Agency Issues; $4,473,135; 0.00%;
6.50%, 11/15/2038	2,525	2,848	dated 04/15/15 - 01/15/21)
7.00%, 1/15/2024	16	18	Investment in Joint Trading Account; Morgan	1,370	1,371
7.00%, 12/15/2027	15	18	Stanley Repurchase Agreement; 0.12% dated
7.00%, 1/15/2028	4	4	12/31/10 maturing 01/03/11 (collateralized by
7.00%, 1/15/2028	8	9	Sovereign Agency Issues; $1,397,855; 1.98%
7.00%, 1/15/2028	25	29	- 2.68%; dated 01/21/14 - 06/07/18)
7.00%, 1/15/2028	5	5			$ 10,689
7.00%, 1/15/2028	4	5	TOTAL REPURCHASE AGREEMENTS		$ 10,689
7.00%, 3/15/2028	180	206
7.00%, 5/15/2028	69	79	Total Investments		$ 487,748
7.00%, 1/15/2029	36	41	Other Assets in Excess of Liabilities, Net - 0.56%		$ 2,757
7.00%, 3/15/2029	22	25	TOTAL NET ASSETS - 100.00%		$ 490,505
7.00%, 5/15/2031	34	39
7.00%, 6/20/2031	29	33	(a)	Variable Rate. Rate shown is in effect at December 31, 2010.
7.00%, 9/15/2031	126	145	(b)		Security exempt from registration under Rule 144A of the Securities Act of
7.00%, 6/15/2032	327	375	1933. These securities may be resold in transactions exempt from
7.50%, 1/15/2023	2	3	registration, normally to qualified institutional buyers. Unless otherwise
7.50%, 1/15/2023	1	1	indicated, these securities are not considered illiquid. At the end of the
7.50%, 1/15/2023	2	2	period, the value of these securities totaled $48,744 or 9.94% of net
7.50%, 2/15/2023	2	2	assets.
7.50%, 2/15/2023	4	5	(c)		Market value is determined in accordance with procedures established in
7.50%, 2/15/2023	8	10	good faith by the Board of Directors. At the end of the period, the value of
7.50%, 3/15/2023	11	13	these securities totaled $7,923 or 1.62% of net assets.
7.50%, 3/15/2023	5	5	(d) Security is Illiquid
7.50%, 4/15/2023	31	36	(e)		This entity was put into conservatorship by the US Government in 2008.
7.50%, 6/15/2023	5	6	See Notes to Financial Statements for additional information.
7.50%, 6/15/2023	16	19	(f)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
7.50%, 7/15/2023	1	1	Notes to Financial Statements for additional information.
7.50%, 9/15/2023	5	6
7.50%, 9/15/2023	8	9

See accompanying notes

74

Schedule of Investments Government & High Quality Bond Account December 31, 2010

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 12,832
Unrealized Depreciation	(3,215)
Net Unrealized Appreciation (Depreciation)	$ 9,617
Cost for federal income tax purposes	$ 478,131
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	89 .76%
Government	6 .23%
Financial	2 .60%
Asset Backed Securities	0 .85%
Other Assets in Excess of Liabilities, Net	0 .56%
TOTAL NET ASSETS	100.00%

See accompanying notes

75

Schedule of Investments Income Account December 31, 2010

COMMON STOCKS - 0.00%	Shares Held Value (000's)			Principal
Pipelines - 0.00%				Amount
Energy Maintenance Services Group LLC -	58 $	—	BONDS (continued)	(000's)	Value (000's)
Warrants (a),(b),(c)			Electric - 7.86%
			Exelon Generation Co LLC
TOTAL COMMON STOCKS		$ —	6.20%, 10/1/2017	$ 2,000	$ 2,238
	Principal		Metropolitan Edison Co
	Amount		4.95%, 3/15/2013	1,000	1,054
BONDS - 66.58%	(000's)	Value (000's)	Mirant Americas Generation LLC
Aerospace & Defense - 1.39%			8.50%, 10/1/2021	2,000	2,000
Boeing Co/The			Nisource Finance Corp
8.75%, 8/15/2021	$ 850	$ 1,165	5.25%, 9/15/2017	2,000	2,101
Lockheed Martin Corp			Ohio Edison Co
5.50%, 11/15/2039	2,000	2,038	5.45%, 5/1/2015	850	924
		$ 3,203	Oncor Electric Delivery Co LLC
Airlines - 0.82%			7.00%, 9/1/2022	1,750	2,056
Southwest Airlines Co 1994-A Pass Through Trust			Pacific Gas & Electric Co
9.15%, 7/1/2016	1,675	1,892	4.20%, 3/1/2011	1,900	1,911
			PacifiCorp
Automobile Manufacturers - 0.39%			4.95%, 8/15/2014	775	846
New Flyer Industries Canada ULC			5.25%, 6/15/2035	850	850
14.00%, 8/19/2020(a),(c),(d)	908	904	6.25%, 10/15/2037	500	567
			PPL Energy Supply LLC
Automobile Parts & Equipment - 0.59%			5.70%, 10/15/2035	2,000	2,189
Accuride Corp			Southwestern Electric Power Co
9.50%, 8/1/2018(d)	1,250	1,353	5.38%, 4/15/2015	1,275	1,367
					$ 18,103
Banks - 7.55%			Entertainment - 1.87%
Bank of America Corp			CCM Merger Inc
5.42%, 3/15/2017	800	793	8.00%, 8/1/2013(d)	1,675	1,629
8.00%, 12/29/2049(e)	1,000	1,008	Gateway Casinos & Entertainment Ltd
8.13%, 12/29/2049(e)	1,000	1,008	8.88%, 11/15/2017(d)	500	518
Citigroup Inc			Peninsula Gaming LLC
6.50%, 1/18/2011	2,525	2,530	10.75%, 8/15/2017	2,000	2,155
Goldman Sachs Group Inc/The					$ 4,302
6.88%, 1/15/2011	2,100	2,103	Environmental Control - 0.91%
JP Morgan Chase & Co			Republic Services Inc
5.13%, 9/15/2014	850	904	5.00%, 3/1/2020	2,000	2,105
7.90%, 4/29/2049(e)	2,000	2,126
Morgan Stanley			Food - 0.64%
4.75%, 4/1/2014	850	870	Corn Products International Inc
6.25%, 8/9/2026	850	877	4.63%, 11/1/2020	1,500	1,479
Wells Fargo & Co
4.63%, 4/15/2014	1,900	1,994	Forest Products & Paper - 0.83%
7.98%, 3/29/2049(e)	3,000	3,165	Plum Creek Timberlands LP
		$ 17,378	4.70%, 3/15/2021	2,000	1,903
Beverages - 1.08%
Anheuser-Busch InBev Worldwide Inc			Gas - 0.98%
7.75%, 1/15/2019(d)	2,000	2,489	Sempra Energy
			6.00%, 10/15/2039	500	528
Chemicals - 0.91%			6.15%, 6/15/2018	1,500	1,716
Airgas Inc					$ 2,244
4.50%, 9/15/2014	2,000	2,095	Healthcare - Services - 3.82%
			Alliance HealthCare Services Inc
Commercial Services - 0.86%			8.00%, 12/1/2016	1,000	923
Ceridian Corp			HCA Inc
11.25%, 11/15/2015(e)	2,000	1,980	7.50%, 11/6/2033	250	230
			9.25%, 11/15/2016	1,000	1,067
Diversified Financial Services - 3.18%			Healthsouth Corp
DVI Inc			7.75%, 9/15/2022	1,000	1,033
0.00%, 2/1/2004(a),(b),(c)	900	91	10.75%, 6/15/2016	1,500	1,616
0.00%, 2/1/2004(a),(b),(c)	400	36	Multiplan Inc
ERAC USA Finance LLC			9.88%, 9/1/2018(d)	1,000	1,062
6.38%, 10/15/2017(d)	1,000	1,110	Tenet Healthcare Corp
7.00%, 10/15/2037(d)	1,000	1,077	9.00%, 5/1/2015	1,262	1,401
International Lease Finance Corp			10.00%, 5/1/2018	1,262	1,470
8.75%, 3/15/2017(d)	1,500	1,609			$ 8,802
Jefferies Group Inc			Insurance - 3.14%
6.25%, 1/15/2036	1,425	1,277	Aspen Insurance Holdings Ltd
7.75%, 3/15/2012	1,500	1,603	6.00%, 8/15/2014	1,425	1,509
QHP Royalty Sub LLC			Farmers Insurance Exchange
10.25%, 3/15/2015(a),(d)	511	515	6.00%, 8/1/2014(d)	850	891
		$ 7,318

See accompanying notes

76

Schedule of Investments Income Account December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's)	Value (000's)
Insurance (continued)			Pipelines (continued)
Fidelity National Financial Inc			El Paso Natural Gas Co
6.60%, 5/15/2017	$ 2,500 $	2,494	7.50%, 11/15/2026	$ 2,100	$ 2,316
Prudential Financial Inc			Energy Maintenance Services Group LLC
7.38%, 6/15/2019	1,000	1,179	0.00%, 3/1/2014(a),(b),(c)	2,000	300
8.88%, 6/15/2038(e)	1,000	1,163	Enterprise Products Operating LLC
	$ 7,236		6.38%, 2/1/2013	350	382
Leisure Products & Services - 1.53%			Express Pipeline LP
Carnival Corp			7.39%, 12/31/2017(d)	1,637	1,768
7.20%, 10/1/2023	1,475	1,610	Southern Natural Gas Co
Royal Caribbean Cruises Ltd			8.00%, 3/1/2032	850	974
6.88%, 12/1/2013	850	901			$ 7,143
8.75%, 2/2/2011	1,000	1,007	Real Estate - 0.97%
	$ 3,518		WEA Finance LLC / WT Finance Aust Pty Ltd
Lodging - 0.98%			6.75%, 9/2/2019(d)	2,000	2,228
Boyd Gaming Corp
9.13%, 12/1/2018(d)	500	494	REITS - 8.47%
MGM Resorts International			Arden Realty LP
11.13%, 11/15/2017	500	575	5.20%, 9/1/2011	1,000	1,029
13.00%, 11/15/2013	1,000	1,182	5.25%, 3/1/2015	1,000	1,053
	$ 2,251		BioMed Realty LP
			6.13%, 4/15/2020(d)	1,000	1,056
Media - 3.88%
Comcast Corp			Duke Realty LP
6.45%, 3/15/2037	2,000	2,137	8.25%, 8/15/2019	2,000	2,356
COX Communications Inc			HCP Inc
6.45%, 12/1/2036(d)	2,000	2,131	6.00%, 3/1/2015	1,675	1,795
Historic TW Inc			Health Care REIT Inc
9.15%, 2/1/2023	250	328	6.13%, 4/15/2020	1,000	1,053
News America Holdings Inc			6.20%, 6/1/2016	1,675	1,853
8.00%, 10/17/2016	1,000	1,230	Healthcare Realty Trust Inc
News America Inc			6.50%, 1/17/2017	2,000	2,157
6.40%, 12/15/2035	1,000	1,074	8.13%, 5/1/2011	2,100	2,147
Reed Elsevier Capital Inc			Kimco Realty Corp
6.75%, 8/1/2011	422	437	6.88%, 10/1/2019	2,000	2,263
Time Warner Cable Inc			Simon Property Group LP
6.55%, 5/1/2037	1,500	1,606	10.35%, 4/1/2019	2,000	2,734
	$ 8,943				$ 19,496
Mining - 0.80%			Retail - 1.60%
Xstrata Canada Corp			Asbury Automotive Group Inc
6.00%, 10/15/2015	1,675	1,832	8.38%, 11/15/2020(d)	500	516
			Neiman Marcus Group Inc/The
Oil & Gas - 3.31%			10.38%, 10/15/2015	2,000	2,113
BP Capital Markets PLC			Sonic Automotive Inc
4.75%, 3/10/2019	2,000	2,062	9.00%, 3/15/2018	1,000	1,052
Nabors Industries Inc					$ 3,681
5.00%, 9/15/2020(d)	1,000	970	Telecommunications - 1.18%
Petro-Canada			Corning Inc
4.00%, 7/15/2013	850	894	6.63%, 5/15/2019	500	577
9.25%, 10/15/2021	1,075	1,436	Qwest Corp
Rowan Cos Inc			8.88%, 3/15/2012(e)	1,675	1,811
5.00%, 9/1/2017	1,000	1,009	Telus Corp
XTO Energy Inc			8.00%, 6/1/2011	318	327
6.75%, 8/1/2037	1,000	1,257			$ 2,715
	$ 7,628		Toys, Games & Hobbies - 0.38%
Oil & Gas Services - 0.86%			Mattel Inc
Weatherford International Ltd Bermuda			7.30%, 6/13/2011	850	870
5.13%, 9/15/2020	2,000	1,990
			Transportation - 0.87%
Packaging & Containers - 0.96%			Trailer Bridge Inc
Sealed Air Corp			9.25%, 11/15/2011	2,000	2,000
7.88%, 6/15/2017	2,000	2,199
			TOTAL BONDS		$ 153,290
Pharmaceuticals - 0.87%				Principal
Elan Finance PLC / Elan Finance Corp				Amount
8.75%, 10/15/2016	2,000	2,010	CONVERTIBLE BONDS - 1.09%	(000's)	Value (000's)
			Healthcare - Products - 0.74%
Pipelines - 3.10%			China Medical Technologies Inc
ANR Pipeline Co			4.00%, 8/15/2013	2,000	1,700
9.63%, 11/1/2021	1,000	1,403

See accompanying notes

77

Schedule of Investments
Income Account
December 31, 2010

	Principal			Principal
	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
CONVERTIBLE BONDS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Pharmaceuticals - 0.35%			U.S. Treasury (continued)
Omnicare Inc			4.50%, 8/15/2039	$ 2,000	$ 2,054
3.25%, 12/15/2035	$ 894	$ 820			$ 9,068
			TOTAL U.S. GOVERNMENT &
TOTAL CONVERTIBLE BONDS		$ 2,520	GOVERNMENT AGENCY OBLIGATIONS		$ 58,341
	Principal			Maturity
SENIOR FLOATING RATE INTERESTS -	Amount			Amount
0.87%	(000's)	Value (000's)	REPURCHASE AGREEMENTS - 3.46%	(000's)	Value (000's)
Entertainment - 0.87%			Banks - 3.46%
CCM Merger Inc, Term Loan B			Investment in Joint Trading Account; Credit Suisse $	2,860	$ 2,860
8.50%, 7/21/2012(e)	$ 2,004	$ 2,004	Repurchase Agreement; 0.15% dated
			12/31/10 maturing 01/03/11 (collateralized by
TOTAL SENIOR FLOATING RATE INTERESTS		$ 2,004	US Treasury Note; $2,917,530; 2.25%; dated
	Principal		01/31/15)
U.S. GOVERNMENT & GOVERNMENT	Amount		Investment in Joint Trading Account; Deutsche	817	817
AGENCY OBLIGATIONS - 25.34%	(000's)	Value (000's)	Bank Repurchase Agreement; 0.22% dated
Federal Home Loan Mortgage Corporation (FHLMC) - 12.27%			12/31/10 maturing 01/03/11 (collateralized by
4.00%, 4/1/2039(f)	$ 2,670	$ 2,654	Sovereign Agency Issues; $833,581; 0.00% -
4.00%, 9/1/2040(f)	1,624	1,614	3.00%; dated 09/16/14 - 10/15/20)
4.50%, 8/1/2033(f)	1,406	1,452	Investment in Joint Trading Account; Merrill	3,269	3,269
4.50%, 5/1/2039(f)	2,568	2,633	Lynch Repurchase Agreement; 0.15% dated
4.50%, 6/1/2039(f)	920	947	12/31/10 maturing 01/03/11 (collateralized by
4.50%, 7/1/2039(f)	2,833	2,914	Sovereign Agency Issues; $3,334,321; 0.00%;
5.00%, 8/1/2019(f)	1,206	1,287	dated 04/15/15 - 01/15/21)
5.00%, 8/1/2035(f)	3,239	3,417	Investment in Joint Trading Account; Morgan	1,022	1,022
5.00%, 11/1/2035(f)	1,592	1,678	Stanley Repurchase Agreement; 0.12% dated
5.00%, 10/1/2038(f)	3,943	4,108	12/31/10 maturing 01/03/11 (collateralized by
5.50%, 11/1/2017(f)	203	217	Sovereign Agency Issues; $1,041,975; 1.98%
5.50%, 1/1/2018(f)	116	124	- 2.68%; dated 01/21/14 - 06/07/18)
5.50%, 5/1/2031(f)	115	124			$ 7,968
5.50%, 6/1/2035(f)	960	1,029	TOTAL REPURCHASE AGREEMENTS		$ 7,968
5.50%, 1/1/2036(f)	1,372	1,479	Total Investments		$ 224,123
5.50%, 4/1/2036(f)	757	817	Other Assets in Excess of Liabilities, Net - 2.66%		$ 6,126
6.00%, 3/1/2031(f)	91	100	TOTAL NET ASSETS - 100.00%		$ 230,249
6.00%, 5/1/2032(f)	167	184
6.00%, 6/1/2038(f)	1,166	1,274
6.50%, 6/1/2029(f)	55	62	(a) Security is Illiquid
6.50%, 8/1/2029(f)	66	74	(b) Non-Income Producing Security
7.00%, 1/1/2032(f)	45	51	(c)		Market value is determined in accordance with procedures established in
9.00%, 1/1/2025(f)	7	9	good faith by the Board of Directors. At the end of the period, the value of
		$ 28,248	these securities totaled $1,331 or 0.58% of net assets.
Federal National Mortgage Association (FNMA) - 9.00%			(d)		Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 3/1/2039(f)	3,177	3,164	1933. These securities may be resold in transactions exempt from
4.00%, 9/1/2040(f)	3,943	3,929	registration, normally to qualified institutional buyers. Unless otherwise
4.00%, 10/1/2040(f)	1,869	1,862	indicated, these securities are not considered illiquid. At the end of the
4.50%, 8/1/2039(f)	907	936	period, the value of these securities totaled $22,320 or 9.69% of net
4.50%, 5/1/2040(f)	3,712	3,821	assets.
5.00%, 1/1/2018(f)	341	365	(e)	Variable Rate. Rate shown is in effect at December 31, 2010.
5.00%, 8/1/2035(f)	2,386	2,519	(f)		This entity was put into conservatorship by the US Government in 2008.
5.50%, 3/1/2033(f)	403	435	See Notes to Financial Statements for additional information.
5.50%, 6/1/2033(f)	1,224	1,317
5.50%, 2/1/2035(f)	1,559	1,680
6.00%, 4/1/2032(f)	250	276
6.50%, 5/1/2031(f)	31	35	Unrealized Appreciation (Depreciation)
6.50%, 4/1/2032(f)	227	255	The net federal income tax unrealized appreciation (depreciation) and federal tax
6.50%, 5/1/2032(f)	106	119	cost of investments held as of the period end were as follows:
7.00%, 1/1/2030(f)	7	8
			Unrealized Appreciation		$ 14,620
		$ 20,721	Unrealized Depreciation		(3,055)
Government National Mortgage Association (GNMA) - 0.13%			Net Unrealized Appreciation (Depreciation)		$ 11,565
6.00%, 5/20/2032(e)	153	169	Cost for federal income tax purposes		$ 212,558
7.00%, 6/20/2031	106	121	All dollar amounts are shown in thousands (000's)
9.00%, 2/15/2025	11	14
		$ 304
U.S. Treasury - 3.94%
2.63%, 11/15/2020	1,000	943
2.75%, 2/15/2019	2,000	1,974
3.13%, 5/15/2019	2,000	2,021
3.63%, 2/15/2020	2,000	2,076

See accompanying notes

78

Schedule of Investments
Income Account
December 31, 2010

Portfolio Summary (unaudited)

Sector	Percent
Financial	27 .64%
Mortgage Securities	21 .40%
Utilities	8 .84%
Consumer, Non-cyclical	8 .36%
Consumer, Cyclical	8 .16%
Energy	7 .27%
Communications	5 .06%
Industrial	4 .13%
Government	3 .94%
Basic Materials	2 .54%
Other Assets in Excess of Liabilities, Net	2 .66%
TOTAL NET ASSETS	100.00%

See accompanying notes

79

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS - 98.82%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.14%			Beverages (continued)
Interpublic Group of Cos Inc (a)	3,512 $	37	Molson Coors Brewing Co	1,133 $	57
Lamar Advertising Co (a)	1,000	40	PepsiCo Inc	42,527	2,779
Omnicom Group Inc	3,945	181		$ 4,578
	$ 258		Biotechnology - 1.42%
Aerospace & Defense - 1.82%			Amgen Inc (a)	10,469	574
Boeing Co/The	9,203	601	Biogen Idec Inc (a)	2,415	162
General Dynamics Corp	3,680	261	Celgene Corp (a)	23,081	1,365
Goodrich Corp	1,073	95	Genzyme Corp (a)	1,109	79
L-3 Communications Holdings Inc	797	56	Gilead Sciences Inc (a)	9,614	349
Lockheed Martin Corp	2,625	184	Life Technologies Corp (a)	1,100	61
Northrop Grumman Corp	2,242	145		$ 2,590
Orbital Sciences Corp (a)	55,600	952	Building Materials - 0.64%
Raytheon Co	2,122	98	Masco Corp	92,890	1,176
Rockwell Collins Inc	1,086	63
United Technologies Corp	11,154	878	Chemicals - 2.02%
	$ 3,333		Air Products & Chemicals Inc	12,776	1,162
Agriculture - 1.66%			Airgas Inc	526	33
Altria Group Inc	15,595	384	CF Industries Holdings Inc	495	67
Archer-Daniels-Midland Co	4,804	144	Dow Chemical Co/The	8,849	302
Lorillard Inc	1,069	88	Eastman Chemical Co	1,823	153
Philip Morris International Inc	39,974	2,340	Ecolab Inc	1,631	82
Reynolds American Inc	2,416	79	EI du Pont de Nemours & Co	6,606	330
	$ 3,035		FMC Corp	519	41
Airlines - 0.08%			International Flavors & Fragrances Inc	567	32
Southwest Airlines Co	11,936	155	LyondellBasell Industries NV (a)	1,300	45
			Monsanto Co	6,465	451
Apparel - 0.40%			Potash Corp of Saskatchewan Inc	2,390	370
Coach Inc	5,726	317	PPG Industries Inc	1,145	96
Nike Inc	3,641	311	Praxair Inc	3,356	320
Polo Ralph Lauren Corp	412	46	Sherwin-Williams Co/The	1,836	154
VF Corp	611	52	Sigma-Aldrich Corp	878	58
	$ 726			$ 3,696
Automobile Manufacturers - 0.54%			Coal - 0.19%
Ford Motor Co (a)	31,929	536	Alpha Natural Resources Inc (a)	900	54
General Motors Co (a)	8,200	302	Consol Energy Inc	1,200	59
PACCAR Inc	2,708	156	Peabody Energy Corp	3,738	239
	$ 994			$ 352
Automobile Parts & Equipment - 0.81%			Commercial Services - 1.29%
Johnson Controls Inc	38,828	1,483	Apollo Group Inc (a)	888	35
			Automatic Data Processing Inc	5,111	237
Banks - 8.26%			DeVry Inc	443	21
Bank of America Corp	131,532	1,755	Equifax Inc	912	32
Bank of New York Mellon Corp/The	9,812	296	H&R Block Inc	6,921	83
BB&T Corp	2,888	76	Mastercard Inc	1,209	271
Capital One Financial Corp	1,932	82	Moody's Corp	39,636	1,051
CIT Group Inc (a)	700	33	Paychex Inc	900	28
Citigroup Inc (a)	364,053	1,722	Quanta Services Inc (a)	900	18
Comerica Inc	15,380	650	Robert Half International Inc	1,200	37
Fifth Third Bancorp	12,493	184	RR Donnelley & Sons Co	1,480	26
First Horizon National Corp	4,000	47	Total System Services Inc	1,422	22
Goldman Sachs Group Inc/The	5,953	1,001	Visa Inc	4,200	296
JP Morgan Chase & Co	74,884	3,176	Western Union Co/The	10,618	197
KeyCorp	5,832	52		$ 2,354
M&T Bank Corp	830	72	Computers - 5.51%
Morgan Stanley	15,184	414	Accenture PLC - Class A	1,700	82
Northern Trust Corp	2,300	128	Apple Inc (a)	15,323	4,942
PNC Financial Services Group Inc	6,288	382	Cognizant Technology Solutions Corp (a)	1,270	93
Regions Financial Corp	10,900	76	Computer Sciences Corp	1,400	69
State Street Corp	7,579	351	Dell Inc (a)	21,977	298
SunTrust Banks Inc	1,200	35	EMC Corp/Massachusetts (a)	21,472	491
US Bancorp	22,424	604	Hewlett-Packard Co	25,862	1,089
Wells Fargo & Co	125,608	3,892	IBM Corp	18,592	2,729
Zions Bancorporation	3,200	78	Lexmark International Inc (a)	560	20
	$ 15,106		NetApp Inc (a)	1,451	80
Beverages - 2.50%			SanDisk Corp (a)	1,536	77
Brown-Forman Corp	723	50	Teradata Corp (a)	1,114	46
Coca-Cola Co/The	23,425	1,540	Western Digital Corp (a)	1,626	55
Coca-Cola Enterprises Inc	2,370	59		$ 10,071
Constellation Brands Inc (a)	1,379	31	Consumer Products - 0.32%
Dr Pepper Snapple Group Inc	1,756	62	Avery Dennison Corp	772	33

See accompanying notes

80

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Fortune Brands Inc	1,900 $	114	Jabil Circuit Inc	1,333 $	27
Kimberly-Clark Corp	6,974	440	PerkinElmer Inc	822	21
	$ 587		Thermo Fisher Scientific Inc (a)	4,716	261
Cosmetics & Personal Care - 2.14%			Tyco Electronics Ltd	3,900	138
Avon Products Inc	6,500	189	Waters Corp (a)	1,430	111
Colgate-Palmolive Co	5,084	408		$ 1,364
Estee Lauder Cos Inc/The	815	66	Energy - Alternate Sources - 0.38%
Procter & Gamble Co	50,638	3,258	First Solar Inc (a)	5,410	704
	$ 3,921
Distribution & Wholesale - 0.12%			Engineering & Construction - 0.14%
Fastenal Co	1,000	60	Fluor Corp	1,500	99
Genuine Parts Co	1,796	92	Foster Wheeler AG (a)	1,000	35
WW Grainger Inc	425	59	Jacobs Engineering Group Inc (a)	876	40
	$ 211		McDermott International Inc (a)	3,800	79
Diversified Financial Services - 1.91%				$ 253
American Express Co	27,568	1,184	Entertainment - 0.02%
Ameriprise Financial Inc	1,341	77	International Game Technology	2,200	39
Charles Schwab Corp/The	52,908	905
CME Group Inc	731	235	Environmental Control - 0.16%
Discover Financial Services	7,955	148	Republic Services Inc	7,027	210
Federated Investors Inc	704	18	Waste Management Inc	2,028	75
Franklin Resources Inc	1,882	209		$ 285
IntercontinentalExchange Inc (a)	890	106	Food - 2.56%
Invesco Ltd	8,547	206	Campbell Soup Co	3,641	126
Janus Capital Group Inc	1,280	17	ConAgra Foods Inc	3,021	68
Legg Mason Inc	3,204	116	General Mills Inc	10,516	374
NASDAQ OMX Group Inc/The (a)	1,065	25	Hershey Co/The	1,076	51
NYSE Euronext	2,800	84	HJ Heinz Co	1,660	82
SLM Corp (a)	5,800	73	Hormel Foods Corp	469	24
T Rowe Price Group Inc	1,369	88	JM Smucker Co/The	822	54
	$ 3,491		Kellogg Co	32,367	1,654
Electric - 2.30%			Kraft Foods Inc	14,772	466
AES Corp/The (a)	19,000	231	Kroger Co/The	6,100	136
Allegheny Energy Inc	5,613	136	McCormick & Co Inc/MD	26,234	1,221
Ameren Corp	1,711	48	Safeway Inc	2,661	60
American Electric Power Co Inc	3,750	135	SUPERVALU Inc	1,479	14
Calpine Corp (a)	6,000	80	Sysco Corp	6,762	198
CMS Energy Corp	1,656	31	Tyson Foods Inc	2,025	35
Consolidated Edison Inc	1,368	68	Whole Foods Market Inc	2,445	124
Constellation Energy Group Inc	6,289	192		$ 4,687
Dominion Resources Inc/VA	3,525	151	Forest Products & Paper - 0.67%
DTE Energy Co	1,139	52	International Paper Co	36,232	987
Duke Energy Corp	6,162	110	MeadWestvaco Corp	1,233	32
Edison International	2,251	87	Plum Creek Timber Co Inc	1,173	44
Entergy Corp	3,835	272	Weyerhaeuser Co	8,472	160
Exelon Corp	28,620	1,192		$ 1,223
FirstEnergy Corp	4,679	174	Gas - 0.51%
Integrys Energy Group Inc	548	27	CenterPoint Energy Inc	10,800	170
NextEra Energy Inc	4,005	208	NiSource Inc	3,390	60
Northeast Utilities	1,205	38	Sempra Energy	13,370	701
NRG Energy Inc (a)	1,809	35		$ 931
Pepco Holdings Inc	1,561	28	Hand & Machine Tools - 0.03%
PG&E Corp	1,748	84	Snap-On Inc	405	23
Pinnacle West Capital Corp	779	32	Stanley Black & Decker Inc	500	33
PPL Corp	8,251	217		$ 56
Progress Energy Inc	2,070	90	Healthcare - Products - 2.89%
Public Service Enterprise Group Inc	3,780	120	Baxter International Inc	5,607	284
Southern Co	3,958	151	Becton Dickinson and Co	982	83
TECO Energy Inc	5,370	95	Boston Scientific Corp (a)	8,600	65
Wisconsin Energy Corp	827	49	CareFusion Corp (a)	1,590	41
Xcel Energy Inc	3,251	77	Covidien PLC	1,800	82
	$ 4,210		CR Bard Inc	1,000	92
Electrical Components & Equipment - 0.41%			DENTSPLY International Inc	1,700	58
Emerson Electric Co	12,207	698	Edwards Lifesciences Corp (a)	11,640	941
Energizer Holdings Inc (a)	700	51	Hospira Inc (a)	1,966	110
	$ 749		Intuitive Surgical Inc (a)	100	26
Electronics - 0.75%			Johnson & Johnson	40,010	2,475
Agilent Technologies Inc (a)	2,100	87	Medtronic Inc	8,865	328
Dolby Laboratories Inc (a)	10,290	686	St Jude Medical Inc (a)	3,938	168
FLIR Systems Inc (a)	1,102	33	Stryker Corp	4,941	265

See accompanying notes

81

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Lodging - 0.24%
Varian Medical Systems Inc (a)	847 $	59	Las Vegas Sands Corp (a)	2,200 $	101
Zimmer Holdings Inc (a)	3,855	207	Marriott International Inc/DE	4,276	178
	$ 5,284		Starwood Hotels & Resorts Worldwide Inc	1,500	91
Healthcare - Services - 0.78%			Wyndham Worldwide Corp	1,287	39
Aetna Inc	2,818	86	Wynn Resorts Ltd	300	31
CIGNA Corp	4,225	155		$ 440
Coventry Health Care Inc (a)	1,068	28	Machinery - Construction & Mining - 0.28%
DaVita Inc (a)	1,994	138	Caterpillar Inc	4,590	430
Humana Inc (a)	1,376	75	Joy Global Inc	900	78
Laboratory Corp of America Holdings (a)	1,194	105		$ 508
Quest Diagnostics Inc	1,037	56	Machinery - Diversified - 0.78%
UnitedHealth Group Inc	13,277	480	Cummins Inc	9,689	1,066
WellPoint Inc (a)	5,307	302	Deere & Co	2,031	169
	$ 1,425		Rockwell Automation Inc	2,600	186
Home Builders - 0.56%				$ 1,421
DR Horton Inc	1,953	23	Media - 2.94%
Lennar Corp	2,000	37	Cablevision Systems Corp	2,600	88
Toll Brothers Inc (a)	50,670	963	CBS Corp	4,677	89
	$ 1,023		Comcast Corp - Class A	27,090	596
Home Furnishings - 0.08%			DIRECTV (a)	6,600	264
Harman International Industries Inc (a)	2,000	93	Discovery Communications Inc - C Shares (a)	3,050	112
Whirlpool Corp	533	47	Gannett Co Inc	1,705	26
	$ 140		McGraw-Hill Cos Inc/The	3,981	145
Housewares - 0.49%			New York Times Co/The (a)	927	9
Newell Rubbermaid Inc	49,384	898	News Corp - Class A	10,652	155
			News Corp - Class B	75,110	1,233
Insurance - 2.65%			Scripps Networks Interactive	642	33
ACE Ltd	1,691	105	Time Warner Cable Inc	4,866	321
Aflac Inc	3,661	206	Time Warner Inc	14,156	455
Allstate Corp/The	9,563	305	Viacom Inc	2,870	114
Aon Corp	6,753	311	Walt Disney Co/The	45,963	1,723
Assurant Inc	843	32	Washington Post Co/The	41	18
Berkshire Hathaway Inc - Class A (a)	6	723		$ 5,381
Berkshire Hathaway Inc - Class B (a)	16,490	1,321	Metal Fabrication & Hardware - 0.15%
Chubb Corp	4,843	289	Precision Castparts Corp	1,998	278
Cincinnati Financial Corp	1,172	37
Hartford Financial Services Group Inc	4,777	126	Mining - 1.53%
Lincoln National Corp	3,464	96	Agnico-Eagle Mines Ltd	1,100	84
Loews Corp	2,100	82	Alcoa Inc	4,875	75
Marsh & McLennan Cos Inc	6,890	189	Barrick Gold Corp	1,600	85
MetLife Inc	9,924	441	Freeport-McMoRan Copper & Gold Inc	11,892	1,428
Progressive Corp/The	2,822	56	Newmont Mining Corp	16,329	1,003
Prudential Financial Inc	3,543	208	Titanium Metals Corp (a)	677	12
Torchmark Corp	595	36	Vulcan Materials Co	2,500	111
Travelers Cos Inc/The	4,206	234		$ 2,798
Unum Group	2,297	56	Miscellaneous Manufacturing - 4.62%
	$ 4,853		3M Co	16,411	1,416
Internet - 2.87%			Cooper Industries PLC	2,300	134
Akamai Technologies Inc (a)	1,888	89	Danaher Corp	9,373	442
Amazon.com Inc (a)	4,497	809	Dover Corp	1,286	75
eBay Inc (a)	7,716	215	Eaton Corp	8,499	863
Expedia Inc	1,520	38	General Electric Co	163,685	2,993
Google Inc (a)	5,720	3,397	Harsco Corp	18,530	525
Liberty Media Corp - Interactive (a)	6,100	96	Honeywell International Inc	23,788	1,265
McAfee Inc (a)	3,100	144	Illinois Tool Works Inc	3,727	199
NetFlix Inc (a)	400	70	Ingersoll-Rand PLC	3,658	172
Priceline.com Inc (a)	529	212	ITT Corp	1,264	66
Symantec Corp (a)	5,504	92	Parker Hannifin Corp	1,110	96
Yahoo! Inc (a)	5,702	95	Textron Inc	4,100	97
	$ 5,257		Tyco International Ltd	2,386	99
Iron & Steel - 0.20%				$ 8,442
Cliffs Natural Resources Inc	1,844	144	Office & Business Equipment - 0.10%
Nucor Corp	2,500	110	Pitney Bowes Inc	1,495	36
United States Steel Corp	1,800	105	Xerox Corp	12,189	141
	$ 359			$ 177
Leisure Products & Services - 0.47%			Oil & Gas - 9.09%
Carnival Corp	5,118	236	Anadarko Petroleum Corp	3,171	242
Harley-Davidson Inc	17,890	620	Apache Corp	11,559	1,378
	$ 856		Chesapeake Energy Corp	3,344	87
			Chevron Corp	21,628	1,973

See accompanying notes

82

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS (continued)
ConocoPhillips	12,604 $	858	Host Hotels & Resorts Inc	4,513 $	81
Devon Energy Corp	3,436	270	Kimco Realty Corp	8,698	157
Diamond Offshore Drilling Inc	10,564	706	ProLogis	3,600	52
EOG Resources Inc	2,647	242	Public Storage Inc	1,972	200
EQT Corp	1,600	72	Simon Property Group Inc	3,800	378
Exxon Mobil Corp	77,947	5,700	Ventas Inc	1,082	57
Helmerich & Payne Inc	759	37	Vornado Realty Trust	2,531	211
Hess Corp	3,500	268		$ 1,531
Marathon Oil Corp	3,495	129	Retail - 5.35%
Murphy Oil Corp	4,721	351	AutoZone Inc (a)	891	243
Nabors Industries Ltd (a)	2,045	48	Bed Bath & Beyond Inc (a)	6,710	330
Newfield Exploration Co (a)	17,680	1,275	Best Buy Co Inc	2,413	83
Noble Energy Inc	837	72	Big Lots Inc (a)	594	18
Occidental Petroleum Corp	8,390	823	CarMax Inc (a)	2,360	75
Petroleo Brasileiro SA ADR	16,910	640	Costco Wholesale Corp	2,154	156
QEP Resources Inc	600	22	CVS Caremark Corp	13,700	476
Range Resources Corp	2,200	99	Darden Restaurants Inc	1,006	47
Rowan Cos Inc (a)	819	29	Family Dollar Stores Inc	878	44
Southwestern Energy Co (a)	3,900	146	GameStop Corp (a)	1,055	24
Suncor Energy Inc	3,300	126	Gap Inc/The	9,000	199
Sunoco Inc	861	35	Home Depot Inc	15,894	557
Total SA ADR	15,240	815	Kohl's Corp (a)	6,848	372
Valero Energy Corp	7,677	177	Lowe's Cos Inc	22,222	558
	$ 16,620		Ltd Brands Inc	1,848	57
Oil & Gas Services - 2.43%			Macy's Inc	9,208	233
Baker Hughes Inc	6,871	393	McDonald's Corp	11,133	854
FMC Technologies Inc (a)	2,600	231	Nordstrom Inc	1,142	48
Halliburton Co	23,733	969	O'Reilly Automotive Inc (a)	992	60
National Oilwell Varco Inc	22,823	1,535	RadioShack Corp	902	17
Schlumberger Ltd	15,864	1,324	Ross Stores Inc	2,856	180
	$ 4,452		Staples Inc	63,634	1,449
Packaging & Containers - 0.05%			Starbucks Corp	10,813	348
Ball Corp	676	46	Target Corp	7,357	442
Bemis Co Inc	778	26	Tiffany & Co	896	56
Sealed Air Corp	1,146	29	TJX Cos Inc	1,983	88
	$ 101		Walgreen Co	9,176	357
Pharmaceuticals - 5.31%			Wal-Mart Stores Inc	36,581	1,973
Abbott Laboratories	14,158	679	Yum! Brands Inc	8,958	439
Allergan Inc/United States	3,201	219		$ 9,783
AmerisourceBergen Corp	47,881	1,633	Savings & Loans - 0.04%
Bristol-Myers Squibb Co	54,073	1,432	Hudson City Bancorp Inc	3,415	43
Cardinal Health Inc	2,418	93	People's United Financial Inc	2,704	38
Cephalon Inc (a)	1,209	74		$ 81
Eli Lilly & Co	9,543	334	Semiconductors - 2.89%
Express Scripts Inc (a)	6,418	347	Advanced Micro Devices Inc (a)	14,197	117
Forest Laboratories Inc (a)	2,089	67	Analog Devices Inc	1,976	74
GlaxoSmithKline PLC ADR	12,750	500	Applied Materials Inc	33,940	477
McKesson Corp	3,858	272	ASML Holding NV	38,410	1,473
Medco Health Solutions Inc (a)	4,580	281	Broadcom Corp	1,792	78
Merck & Co Inc	30,461	1,098	Intel Corp	40,995	862
Mylan Inc/PA (a)	3,033	64	LSI Corp (a)	4,534	27
Novartis AG ADR	20,350	1,200	Marvell Technology Group Ltd (a)	3,300	61
Pfizer Inc	78,153	1,368	MEMC Electronic Materials Inc (a)	1,700	19
Watson Pharmaceuticals Inc (a)	871	45	Micron Technology Inc (a)	50,578	405
	$ 9,706		National Semiconductor Corp	20,035	276
Pipelines - 0.40%			Novellus Systems Inc (a)	651	21
El Paso Corp	15,300	210	NVIDIA Corp (a)	6,800	105
Oneok Inc	753	42	QLogic Corp (a)	919	16
Spectra Energy Corp	10,092	252	Teradyne Inc (a)	1,223	17
Williams Cos Inc	9,300	230	Texas Instruments Inc	32,184	1,046
	$ 734		Xilinx Inc	7,314	212
Real Estate - 0.04%				$ 5,286
CB Richard Ellis Group Inc (a)	3,467	71	Software - 3.84%
			Adobe Systems Inc (a)	9,388	289
REITS - 0.84%			Autodesk Inc (a)	33,724	1,288
Apartment Investment & Management Co	937	24	BMC Software Inc (a)	1,261	59
AvalonBay Communities Inc	863	97	CA Inc	14,531	355
Boston Properties Inc	959	82	Check Point Software Technologies Ltd (a)	500	23
Equity Residential	1,388	72	Citrix Systems Inc (a)	1,336	91
HCP Inc	2,030	75	Compuware Corp (a)	1,596	19
Health Care REIT Inc	938	45	Dun & Bradstreet Corp	372	31

See accompanying notes

83

Schedule of Investments LargeCap Blend Account II

December 31, 2010

COMMON STOCKS (continued)		Shares Held Value (000's)		Maturity
Software (continued)				Amount
Electronic Arts Inc (a)	2,300 $	38	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Fidelity National Information Services Inc	1,500	41	Banks (continued)
Fiserv Inc (a)	2,262	132	Investment in Joint Trading Account; Morgan	$ 340	$ 340
Intuit Inc (a)	2,000	99	Stanley Repurchase Agreement; 0.12% dated
Microsoft Corp	124,098	3,465	12/31/10 maturing 01/03/11 (collateralized by
Novell Inc (a)	2,449	14	Sovereign Agency Issues; $346,406; 1.98% -
Oracle Corp	26,264	822	2.68%; dated 01/21/14 - 06/07/18)
Red Hat Inc (a)	4,150	190			$ 2,649
Salesforce.com Inc (a)	493	65	TOTAL REPURCHASE AGREEMENTS		$ 2,649
		$ 7,021	Total Investments		$ 183,396
Telecommunications - 4.98%			Liabilities in Excess of Other Assets, Net - (0.27)%		$ (499)
American Tower Corp (a)	16,409	847	TOTAL NET ASSETS - 100.00%		$ 182,897
AT&T Inc	73,281	2,153
CenturyLink Inc	2,036	94
Cisco Systems Inc (a)	49,041	993	(a) Non-Income Producing Security
Corning Inc	18,974	366
Crown Castle International Corp (a)	4,000	175
Frontier Communications Corp	6,718	65	Unrealized Appreciation (Depreciation)
Harris Corp	904	41	The net federal income tax unrealized appreciation (depreciation) and federal tax
JDS Uniphase Corp (a)	5,300	77
Juniper Networks Inc (a)	33,264	1,228	cost of investments held as of the period end were as follows:
Motorola Inc (a)	19,509	177
NII Holdings Inc (a)	1,000	45	Unrealized Appreciation		$ 22,087
			Unrealized Depreciation		(5,541)
Qualcomm Inc	16,774	830	Net Unrealized Appreciation (Depreciation)		$ 16,546
Qwest Communications International Inc	12,307	94	Cost for federal income tax purposes		$ 166,850
Sprint Nextel Corp (a)	40,900	173
Tellabs Inc	2,789	19	All dollar amounts are shown in thousands (000's)
Verizon Communications Inc	47,270	1,691
Windstream Corp	3,154	44	Portfolio Summary (unaudited)
			Sector		Percent
		$ 9,112	Consumer, Non-cyclical		20 .86%
Textiles - 0.04%			Financial		15 .19%
Cintas Corp	2,848	80	Energy		12 .49%
			Technology		12 .34%
Toys, Games & Hobbies - 0.11%			Industrial		11 .91%
Hasbro Inc	844	40	Communications		10 .93%
Mattel Inc	6,413	163	Consumer, Cyclical		9 .32%
		$ 203	Basic Materials		4 .42%
Transportation - 2.08%			Utilities		2 .81%
CH Robinson Worldwide Inc	1,000	80	Liabilities in Excess of Other Assets, Net		(0.27)%
CSX Corp	5,220	338	TOTAL NET ASSETS		100.00%
Expeditors International of Washington Inc	1,200	65
FedEx Corp	2,898	270
Norfolk Southern Corp	17,800	1,118
Ryder System Inc	1,400	74
Union Pacific Corp	5,998	556
United Parcel Service Inc	18,015	1,307
		$ 3,808
TOTAL COMMON STOCKS		$ 180,747
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.45%	(000's)	Value (000's)
Banks - 1.45%
Investment in Joint Trading Account; Credit Suisse $	951	$ 950
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $969,939; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	272	272
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $277,126; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	1,087	1,087
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $1,108,502; 0.00%;
dated 04/15/15 - 01/15/21)

See accompanying notes

84

Schedule of Investments
LargeCap Blend Account II
December 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2011	Long	73 $	4,485	$ 4,573	$ 88
					$ 88
All dollar amounts are shown in thousands (000's)

See accompanying notes

85

Schedule of Investments LargeCap Growth Account December 31, 2010

COMMON STOCKS - 99.22%	Shares Held Value (000's)		COMMON STOCKS (continued)		Shares Held Value (000's)
Apparel - 0.95%			Oil & Gas Services - 1.59%
Nike Inc	23,000 $	1,965	National Oilwell Varco Inc	49,000 $	3,295

Automobile Manufacturers - 4.37%			Pharmaceuticals - 3.75%
Ford Motor Co (a)	429,431	7,210	Allergan Inc/United States	33,000	2,266
General Motors Co (a)	51,000	1,880	Bristol-Myers Squibb Co	88,000	2,330
	$ 9,090		Watson Pharmaceuticals Inc (a)	62,000	3,203
Banks - 6.24%					$ 7,799
Fifth Third Bancorp	232,000	3,406	Retail - 6.41%
Goldman Sachs Group Inc/The	27,138	4,564	Bed Bath & Beyond Inc (a)	83,700	4,114
Wells Fargo & Co	161,100	4,992	Home Depot Inc	135,600	4,754
	$ 12,962		Starbucks Corp	138,700	4,456
Beverages - 3.46%					$ 13,324
Coca-Cola Co/The	79,000	5,196	Semiconductors - 3.35%
PepsiCo Inc	30,461	1,990	Broadcom Corp	160,000	6,968
	$ 7,186
Biotechnology - 5.19%			Software - 5.74%
Amgen Inc (a)	55,300	3,036	Intuit Inc (a)	43,000	2,120
Celgene Corp (a)	85,000	5,027	Oracle Corp	164,000	5,133
Illumina Inc (a)	42,929	2,719	Red Hat Inc (a)	56,000	2,557
	$ 10,782		Salesforce.com Inc (a)	16,000	2,112
Chemicals - 2.96%					$ 11,922
Monsanto Co	41,000	2,855	Telecommunications - 3.39%
Potash Corp of Saskatchewan Inc	21,300	3,298	Juniper Networks Inc (a)	73,000	2,695
	$ 6,153		Qualcomm Inc	88,000	4,355
Commercial Services - 3.73%					$ 7,050
Mastercard Inc	18,134	4,064	Transportation - 1.68%
Visa Inc	52,474	3,693	FedEx Corp	37,500	3,488
	$ 7,757
Computers - 11.78%			TOTAL COMMON STOCKS		$ 206,196
Accenture PLC - Class A	43,000	2,085		Maturity
Apple Inc (a)	31,022	10,006		Amount
Cognizant Technology Solutions Corp (a)	69,214	5,073	REPURCHASE AGREEMENTS - 0.57%	(000's)	Value (000's)
NetApp Inc (a)	79,754	4,383	Banks - 0.57%
SanDisk Corp (a)	59,000	2,942	Investment in Joint Trading Account; Credit Suisse $	422	$ 422
	$ 24,489		Repurchase Agreement; 0.15% dated
Cosmetics & Personal Care - 4.56%			12/31/10 maturing 01/03/11 (collateralized by
Estee Lauder Cos Inc/The	53,038	4,281	US Treasury Note; $430,196; 2.25%; dated
Procter & Gamble Co	80,900	5,204	01/31/15)
	$ 9,485		Investment in Joint Trading Account; Deutsche	121	120
Diversified Financial Services - 2.30%			Bank Repurchase Agreement; 0.22% dated
American Express Co	111,300	4,777	12/31/10 maturing 01/03/11 (collateralized by
			Sovereign Agency Issues; $122,913; 0.00% -
Electronics - 3.62%			3.00%; dated 09/16/14 - 10/15/20)
Agilent Technologies Inc (a)	83,000	3,439	Investment in Joint Trading Account; Merrill	482	482
Thermo Fisher Scientific Inc (a)	73,913	4,092	Lynch Repurchase Agreement; 0.15% dated
	$ 7,531		12/31/10 maturing 01/03/11 (collateralized by
Food - 2.38%			Sovereign Agency Issues; $491,652; 0.00%;
Whole Foods Market Inc	97,700	4,943	dated 04/15/15 - 01/15/21)
			Investment in Joint Trading Account; Morgan	151	151
Internet - 10.64%			Stanley Repurchase Agreement; 0.12% dated
Amazon.com Inc (a)	34,600	6,228	12/31/10 maturing 01/03/11 (collateralized by
F5 Networks Inc (a)	34,000	4,425	Sovereign Agency Issues; $153,642; 1.98% -
Google Inc (a)	9,590	5,696	2.68%; dated 01/21/14 - 06/07/18)
Priceline.com Inc (a)	14,400	5,754			$ 1,175
	$ 22,103		TOTAL REPURCHASE AGREEMENTS		$ 1,175
Lodging - 3.82%			Total Investments		$ 207,371
Las Vegas Sands Corp (a)	119,800	5,505	Other Assets in Excess of Liabilities, Net - 0.21%		$ 434
Starwood Hotels & Resorts Worldwide Inc	40,000	2,431	TOTAL NET ASSETS - 100.00%		$ 207,805
	$ 7,936
Machinery - Construction & Mining - 3.06%			(a) Non-Income Producing Security
Caterpillar Inc	67,800	6,350

Machinery - Diversified - 2.53%
Deere & Co	63,341	5,260

Mining - 1.72%
Newmont Mining Corp	58,300	3,581

See accompanying notes

86

Schedule of Investments LargeCap Growth Account December 31, 2010

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 54,588
Unrealized Depreciation	(1,549)
Net Unrealized Appreciation (Depreciation)	$ 53,039
Cost for federal income tax purposes	$ 154,332
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	23 .07%
Technology	20 .87%
Consumer, Cyclical	15 .55%
Communications	14 .03%
Industrial	10 .89%
Financial	9 .11%
Basic Materials	4 .68%
Energy	1 .59%
Other Assets in Excess of Liabilities, Net	0 .21%
TOTAL NET ASSETS	100.00%

See accompanying notes

87

Schedule of Investments MidCap Blend Account December 31, 2010

COMMON STOCKS - 100.16%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.29%			Insurance (continued)
Lamar Advertising Co (a)	40,509 $	1,614	Aon Corp	138,844 $	6,388
			Brown & Brown Inc	261,029	6,249
Aerospace & Defense - 0.71%			Everest Re Group Ltd	76,366	6,478
Alliant Techsystems Inc	53,871	4,010	Fairfax Financial Holdings Ltd	5,400	2,221
			Fidelity National Financial Inc	38,400	525
Banks - 2.02%			First American Financial Corp	109,930	1,642
CIT Group Inc (a)	135,275	6,371	Loews Corp	373,444	14,531
M&T Bank Corp	57,491	5,005	Markel Corp (a)	31,987	12,095
	$ 11,376		Marsh & McLennan Cos Inc	166,910	4,563
Beverages - 0.74%			Progressive Corp/The	221,083	4,393
Molson Coors Brewing Co	82,892	4,160	White Mountains Insurance Group Ltd	14,993	5,032
				$ 65,352
Commercial Services - 5.75%			Internet - 1.01%
CoreLogic Inc	96,978	1,796	Liberty Media Corp - Interactive (a)	358,830	5,659
Iron Mountain Inc	627,587	15,696
Mastercard Inc	5,310	1,190	Investment Companies - 0.20%
SAIC Inc (a)	517,198	8,203	RHJ International (a)	137,115	1,098
Western Union Co/The	296,178	5,500
	$ 32,385		Media - 11.12%
Consumer Products - 1.58%			Discovery Communications Inc - A Shares (a)	30,593	1,276
Clorox Co	140,500	8,891	Discovery Communications Inc - C Shares (a)	289,184	10,610
			DISH Network Corp (a)	557,404	10,959
Distribution & Wholesale - 0.33%			Liberty Global Inc - A Shares (a)	286,049	10,120
Fastenal Co	30,956	1,855	Liberty Global Inc - B Shares (a)	74,962	2,540
			Liberty Media Corp - Capital Series A (a)	359,376	22,483
Diversified Financial Services - 2.13%			Liberty Media Corp - Starz (a)	50,113	3,331
Ameriprise Financial Inc	84,543	4,865	Washington Post Co/The	2,914	1,281
BlackRock Inc	35,113	6,692		$ 62,600
LPL Investment Holdings Inc (a)	12,505	455	Mining - 5.11%
	$ 12,012		Franco-Nevada Corp	341,821	11,434
Electric - 2.26%			Newmont Mining Corp	194,076	11,922
AES Corp/The (a)	277,881	3,385	Royal Gold Inc	99,298	5,425
Allegheny Energy Inc	166,809	4,043		$ 28,781
Brookfield Infrastructure Partners LP	67,882	1,429	Miscellaneous Manufacturing - 0.95%
Calpine Corp (a)	290,282	3,872	Tyco International Ltd	128,823	5,338
	$ 12,729
Electronics - 1.60%			Oil & Gas - 6.08%
Gentex Corp	303,713	8,978	Cimarex Energy Co	56,995	5,046
			Denbury Resources Inc (a)	252,262	4,816
Energy - Alternate Sources - 1.94%			EOG Resources Inc	114,758	10,490
Covanta Holding Corp	636,788	10,946	EQT Corp	188,195	8,438
			Nabors Industries Ltd (a)	134,560	3,157
Entertainment - 1.35%			QEP Resources Inc	62,545	2,271
Ascent Media Corp (a)	60,939	2,362		$ 34,218
International Game Technology	296,129	5,238	Oil & Gas Services - 0.32%
	$ 7,600		Weatherford International Ltd (a)	79,120	1,804
Food - 2.00%
Kellogg Co	92,963	4,749	Pharmaceuticals - 2.17%
Sysco Corp	222,176	6,532	Mead Johnson Nutrition Co	82,219	5,118
	$ 11,281		Valeant Pharmaceuticals International Inc	251,159	7,105
Gas - 1.56%				$ 12,223
National Fuel Gas Co	74,460	4,886	Pipelines - 2.81%
Questar Corp	223,983	3,900	Spectra Energy Corp	250,731	6,266
	$ 8,786		Williams Cos Inc	386,306	9,549
Healthcare - Products - 3.80%				$ 15,815
Becton Dickinson and Co	67,910	5,739	Private Equity - 1.48%
Covidien PLC	104,432	4,768	Onex Corp	274,921	8,358
DENTSPLY International Inc	177,168	6,054
St Jude Medical Inc (a)	113,144	4,837	Real Estate - 3.13%
	$ 21,398		Brookfield Asset Management Inc	373,483	12,433
			Forest City Enterprises Inc (a)	258,419	4,313
Healthcare - Services - 4.63%
Coventry Health Care Inc (a)	179,369	4,735	Howard Hughes Corp/The (a)	15,908	866
Laboratory Corp of America Holdings (a)	188,137	16,541		$ 17,612
Lincare Holdings Inc	178,086	4,778	REITS - 1.09%
	$ 26,054		General Growth Properties Inc	395,391	6,121
Holding Companies - Diversified - 1.79%
Leucadia National Corp	345,684	10,087	Retail - 7.48%
			AutoZone Inc (a)	18,613	5,074
			Copart Inc (a)	125,924	4,703
Insurance - 11.61%
Alleghany Corp (a)	4,030	1,235	O'Reilly Automotive Inc (a)	289,623	17,499

See accompanying notes

88

Schedule of Investments MidCap Blend Account December 31, 2010

			Portfolio Summary (unaudited)
COMMON STOCKS (continued)		Shares Held Value (000's)	Sector	Percent
Retail (continued)			Financial	21 .89%
TJX Cos Inc	219,606 $	9,748
Yum! Brands Inc	103,395	5,072	Consumer, Non-cyclical	20 .67%
			Communications	15 .18%
		$ 42,096	Energy	11 .15%
Semiconductors - 0.98%			Consumer, Cyclical	10 .60%
Microchip Technology Inc	160,999	5,508	Technology	6 .83%
			Basic Materials	5 .11%
Software - 5.85%			Utilities	3 .82%
Broadridge Financial Solutions Inc	153,008	3,356	Industrial	3 .35%
Dun & Bradstreet Corp	95,767	7,862	Diversified	1 .79%
Fidelity National Information Services Inc	229,378	6,283	Liabilities in Excess of Other Assets, Net	(0.39)%
Intuit Inc (a)	151,429	7,465
Microsoft Corp	284,436	7,941	TOTAL NET ASSETS	100.00%
		$ 32,907
Telecommunications - 2.76%
American Tower Corp (a)	96,750	4,996
EchoStar Holding Corp (a)	177,896	4,442
Telephone & Data Systems Inc	14,414	527
Telephone & Data Systems Inc - Special Shares	177,297	5,588
		$ 15,553
Textiles - 1.44%
Cintas Corp	177,529	4,964
Mohawk Industries Inc (a)	55,160	3,131
		$ 8,095
Transportation - 0.09%
Heartland Express Inc	31,697	508

TOTAL COMMON STOCKS		$ 563,808
Maturity
Amount
REPURCHASE AGREEMENTS - 0.23%	(000's)	Value (000's)
Banks - 0.23%
Investment in Joint Trading Account; Credit Suisse $	460	$ 460
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $469,349; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	131	132
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $134,099; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	526	526
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $536,399; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	164	164
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $167,625; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
		$ 1,282
TOTAL REPURCHASE AGREEMENTS		$ 1,282
Total Investments		$ 565,090
Liabilities in Excess of Other Assets, Net - (0.39)%		$ (2,174)
TOTAL NET ASSETS - 100.00%		$ 562,916

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 111,042
Unrealized Depreciation	(29,273)
Net Unrealized Appreciation (Depreciation)	$ 81,769
Cost for federal income tax purposes	$ 483,321
All dollar amounts are shown in thousands (000's)

See accompanying notes

89

Schedule of Investments Money Market Account December 31, 2010

COMMON STOCKS - 2.76%	Shares Held Value (000's)			Principal
Publicly Traded Investment Fund - 2.76%				Amount
BlackRock Liquidity Funds TempFund Portfolio	5,180,000 $	5,180	MUNICIPAL BONDS (continued)	(000's)	Value (000's)
DWS Money Market Series	3,600,000	3,600	Illinois - 0.22%
		$ 8,780	Memorial Health System/IL
TOTAL COMMON STOCKS		$ 8,780	0.27%, 10/1/2024	$ 700	$ 700
	Principal
	Amount		Indiana - 0.13%
BONDS - 4.85%	(000's)	Value (000's)	Ball State University Foundation Inc
Automobile Asset Backed Securities - 1.28%			0.27%, 9/1/2031	400	400
Ally Auto Receivables Trust
0.34%, 11/15/2011	$ 1,078	$ 1,078	Iowa - 0.44%
Bank of America Auto Trust			Iowa Finance Authority GNMA/FNMA GO OF
0.62%, 7/15/2011	259	259	AUTH
Ford Credit Auto Lease Trust			0.25%, 1/1/2038	1,400	1,400
0.38%, 11/15/2011(a)	651	651
Hyundai Auto Receivables Trust			Massachusetts - 0.25%
0.37%, 9/15/2011	627	627	Massachusetts Health & Educational Facilities
Nissan Auto Lease Trust			Authority
0.56%, 6/15/2011	2	2	0.28%, 10/1/2034	800	800
Nissan Auto Receivables Owner Trust
0.36%, 10/17/2011	846	846	Michigan - 0.16%
Toyota Auto Receivables Owner Trust			Calvin College
0.56%, 7/15/2011	586	587	0.29%, 10/1/2037	500	500
		$ 4,050
Banks - 0.63%			Mississippi - 0.63%
JP Morgan Chase Bank NA			Mississippi Business Finance Corp
0.34%, 1/21/2011(b)	2,000	2,000	0.35%, 11/1/2023	2,000	2,000

Diversified Financial Services - 0.63%			New Mexico - 1.19%
MetLife			City of Albuquerque NM
0.73%, 2/16/2011(c)	2,000	2,000	0.33%, 8/1/2025	1,450	1,450
			City of Las Cruces NM
Insurance - 1.54%			0.28%, 12/1/2018	1,100	1,100
Berkshire Hathaway Inc			Village of Los Lunas NM
0.39%, 2/10/2011(b)	2,900	2,900	0.33%, 2/1/2025	1,200	1,200
New York Life Insurance Co					$ 3,750
0.51%, 2/1/2011(b),(c)	2,000	2,000	New York - 3.65%
		$ 4,900	Housing Development Corp/NY
Other Asset Backed Securities - 0.77%			0.25%, 6/15/2034	2,350	2,350
CNH Equipment Trust			0.25%, 12/1/2035	1,175	1,175
0.43%, 12/9/2011	1,307	1,307	0.28%, 7/1/2013	835	835
GE Equipment Midticket LLC			0.31%, 6/1/2039	2,200	2,200
0.35%, 9/14/2011(a)	725	725	New York State Housing Finance
Volvo Financial Equipment LLC			Agency FANNIE MAE
0.51%, 5/16/2011(a),(b)	405	405	0.26%, 11/1/2036	900	900
		$ 2,437	0.26%, 11/15/2036	900	900
TOTAL BONDS		$ 15,387	0.33%, 5/15/2033	1,560	1,560
			0.33%, 5/15/2037	1,700	1,700
	Principal				$ 11,620
	Amount
MUNICIPAL BONDS - 12.57%	(000's)	Value (000's)	North Carolina - 0.15%
			Rowan County Industrial Facilities & Pollution
California - 1.45%			Control Financing Authority
California Statewide Communities Development
Authority FANNIE MAE			0.33%, 4/1/2022	490	490
0.32%, 12/15/2036	$ 750	$ 750
San Jose Redevelopment Agency			Ohio - 0.61%
0.28%, 8/1/2028	785	785	City of Cleveland OH
Santa Rosa Rancheria Tachi Yokut Tribe			0.28%, 1/1/2012	910	910
Enterprise			State of Ohio
0.31%, 9/1/2019	3,060	3,060	0.30%, 5/1/2042	1,000	1,000
		$ 4,595			$ 1,910
Colorado - 0.85%			Pennsylvania - 0.78%
City of Colorado Springs CO			City of Reading PA
0.28%, 11/1/2027	2,000	2,000	0.28%, 11/1/2031	600	600
Sheridan Redevelopment Agency			Luzerne County Industrial Development
0.75%, 12/1/2029	700	700	Authority
		$ 2,700	0.33%, 2/1/2021	1,120	1,120
			Montgomery County Industrial Development
Connecticut - 0.76%			Authority/PA
Connecticut Housing Finance Authority GO OF			0.42%, 8/1/2037	750	750
AUTH
0.25%, 5/15/2033	2,400	2,400			$ 2,470

See accompanying notes

90

Schedule of Investments Money Market Account December 31, 2010

	Principal			Principal
	Amount			Amount
MUNICIPAL BONDS (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Rhode Island - 0.60%			Banks (continued)
Rhode Island Student Loan Authority GTD STD			Intesa Funding LLC
LNS			0.32%, 1/3/2011	$ 4,800	$ 4,800
0.25%, 6/1/2048	$ 1,900	$ 1,900	0.37%, 2/14/2011	3,000	2,999
			Royal Bank of Scotland Group PLC
Texas - 0.31%			0.30%, 1/28/2011(a),(d)	1,400	1,400
South Central Texas Industrial Development Corp			Skandinaviska Enskilda Banken AB
0.28%, 5/1/2020	1,000	1,000	0.33%, 2/7/2011(a),(d)	2,200	2,199
			Standard Chartered Bank/New York
Washington - 0.39%			0.30%, 3/3/2011	2,000	1,999
Washington State Housing Finance Commission			0.33%, 1/6/2011(a)	1,600	1,600
0.30%, 6/15/2037	800	800	0.36%, 6/22/2011(a)	2,200	2,196
0.50%, 7/1/2030	460	460	0.45%, 3/17/2011(a)	1,900	1,898
		$ 1,260	UBS Finance Delaware LLC
TOTAL MUNICIPAL BONDS		$ 39,895	0.41%, 6/20/2011	2,000	1,996
	Principal		0.49%, 8/16/2011	1,300	1,296
U.S. GOVERNMENT & GOVERNMENT	Amount		0.53%, 7/15/2011	2,000	1,994
AGENCY OBLIGATIONS - 0.50%	(000's)	Value (000's)	5.23%, 7/19/2011	1,400	1,396
U.S. Treasury Bill - 0.50%			Westpac Banking Corp
0.44%, 4/7/2011	$ 1,600	$ 1,598	0.19%, 1/31/2011(a),(d)	2,200	2,200
			0.30%, 5/10/2011(a),(d)	1,800	1,798
TOTAL U.S. GOVERNMENT &					$ 58,052
GOVERNMENT AGENCY OBLIGATIONS		$ 1,598	Commercial Services - 0.94%
	Maturity		Salvation Army Eastern Territory
	Amount		0.28%, 2/7/2011	1,000	1,000
REPURCHASE AGREEMENTS - 4.24%	(000's)	Value (000's)	Salvation Army/United States
Banks - 4.24%			0.30%, 3/24/2011	2,000	1,999
Credit Suisse Repurchase Agreement; 0.15% dated $	5,450	$ 5,450			$ 2,999
12/31/10 maturing 01/03/11 (collateralized by			Diversified Financial Services - 38.13%
US Treasury Note; $5,559,000; 1.00%; dated			American Honda Finance Corp
12/31/11)			0.26%, 3/7/2011	2,000	1,999
Deutsche Bank Repurchase Agreement; 0.22%	8,000	8,000	0.27%, 1/24/2011	2,200	2,199
dated 12/31/10 maturing 01/03/11			BNP Paribas Finance Inc
(collateralized by US Treasury Note;			0.32%, 3/3/2011	2,200	2,199
$8,160,000; 2.13%; dated 12/31/15)			0.36%, 4/18/2011	1,900	1,898
		$ 13,450	CAFCO LLC
			0.28%, 1/21/2011(a)	2,000	2,000
TOTAL REPURCHASE AGREEMENTS		$ 13,450	0.28%, 1/24/2011(a)	2,000	2,000
	Principal		0.34%, 3/2/2011(a)	2,000	1,999
	Amount		0.62%, 1/19/2011(a)	1,800	1,799
COMMERCIAL PAPER - 74.75%	(000's)	Value (000's)
Agriculture - 1.89%			Charta Corp
			0.28%, 3/8/2011(a)	1,700	1,699
Cargill Inc			0.30%, 1/19/2011(a)	1,900	1,900
0.24%, 1/3/2011(a)	$ 2,000	$ 2,000

0.28%, 2/8/2011(a)	2,000	1,999	0.40%, 2/25/2011 (a)	2,000	1,999
0.28%, 2/24/2011(a)	2,000	1,999	0.40%, 3/4/2011	2,200	2,198
		$ 5,998	CRC Funding LLC
			0.28%, 2/10/2011(a)	2,000	1,999
Banks - 18.29%			0.29%, 1/5/2011(a)	2,400	2,400
Abbey National North America LLC			0.30%, 1/6/2011(a)	1,400	1,400
0.20%, 1/3/2011	1,700	1,700	0.40%, 2/22/2011(a)	2,000	1,999
Australia & New Zealand Banking Group Ltd
0.35%, 6/13/2011(a),(d)	2,300	2,296	Credit Agricole North America Inc
Bank of America Corp			0.50%, 2/22/2011	1,500	1,499
			Danske Corp
0.27%, 1/4/2011	2,200	2,200	0.36%, 4/7/2011(a)	2,000	1,998
0.28%, 2/1/2011	2,200	2,199
Gemini Securitization Corp LLC
0.28%, 2/2/2011	2,000	1,999	0.25%, 1/4/2011(a)	2,000	2,000
Bank of Nova Scotia/New York			0.27%, 1/13/2011(a)	2,200	2,200
0.14%, 1/3/2011	2,500	2,500	0.27%, 2/10/2011(a)	2,300	2,299
Barclays US Funding Corp			0.29%, 3/22/2011(a)	1,100	1,099
0.37%, 3/21/2011	2,000	1,998
Commonwealth Bank of Australia			General Electric Capital
0.35%, 6/14/2011(a),(d)	2,000	1,997	0.20%, 2/15/2011	3,000	2,999
Deutsche Bank Financial LLC			ING US Funding LLC
0.27%, 2/3/2011	1,600	1,600	0.28%, 1/18/2011	2,000	2,000
0.29%, 1/27/2011	1,500	1,500	0.30%, 1/7/2011	2,200	2,200
0.35%, 2/28/2011	2,200	2,199	0.40%, 4/5/2011	1,900	1,898
0.50%, 6/10/2011	2,400	2,395	0.44%, 1/10/2011	1,800	1,800
			Jupiter Securitization Co LLC
DnB NOR Bank ASA			0.23%, 1/18/2011(a)	2,000	2,000
0.33%, 3/10/2011(a),(d)	2,000	1,999
			0.23%, 1/21/2011(a)	1,200	1,200
0.35%, 2/11/2011(a),(d)	1,700	1,699
			0.23%, 1/27/2011(a)	2,200	2,200

See accompanying notes

91

Schedule of Investments Money Market Account December 31, 2010

	Principal			Principal
	Amount			Amount
COMMERCIAL PAPER (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Diversified Financial Services (continued)			Insurance - 1.61%
Jupiter Securitization Co LLC (continued)			Prudential Funding LLC
0.27%, 1/14/2011(a)	$ 1,700	$ 1,700	0.34%, 3/25/2011	$ 2,000	$ 1,998
Nieuw Amsterdam Receivables Corp			Prudential PLC
0.27%, 1/4/2011(a)	2,300	2,300	0.31%, 2/22/2011(a)	1,000	1,000
0.27%, 1/12/2011(a)	1,100	1,100	0.41%, 1/5/2011(a)	2,100	2,100
0.27%, 1/21/2011(a)	2,000	2,000			$ 5,098
0.27%, 2/4/2011(a)	2,200	2,199	Oil & Gas - 3.02%
Nordea North America Inc			BP Capital Markets PLC
0.38%, 6/2/2011	2,000	1,997	0.28%, 3/1/2011(a)	2,000	1,999
Nordea North America Inc/DE			Shell International Finance BV
0.26%, 1/10/2011	2,000	2,000	0.40%, 5/2/2011(a)	2,000	1,998
0.28%, 3/15/2011	2,000	1,999	0.55%, 2/1/2011(a)	2,000	1,999
0.29%, 3/17/2011	1,800	1,799	0.56%, 4/4/2011(a)	1,500	1,498
Private Export Funding Corp			0.73%, 7/1/2011(a)	2,100	2,092
0.19%, 2/11/2011(a)	2,000	1,999			$ 9,586
Rabobank USA Financial Corp			Supranational Bank - 1.82%
0.27%, 3/10/2011	2,000	1,999	Corp Andina de Fomento
0.30%, 5/5/2011	2,200	2,198	0.34%, 4/11/2011(a)	2,000	1,998
River Fuel Funding Co #3			0.38%, 1/13/2011(a)	2,100	2,100
0.35%, 1/31/2011	4,200	4,199	0.44%, 6/7/2011(a)	1,700	1,697
Sheffield Receivables Corp					$ 5,795
0.27%, 3/11/2011(a)	1,800	1,799
0.30%, 1/5/2011(a)	2,400	2,400	Telecommunications - 0.79%
			AT&T Inc
0.30%, 1/11/2011 (a)	2,000	2,000	0.18%, 1/3/2011(a)	2,500	2,500
Societe Generale North America Inc
0.37%, 3/31/2011	2,000	1,998	TOTAL COMMERCIAL PAPER		$ 237,298
Starbird Funding Corp
0.15%, 1/3/2011(a)	2,000	2,000	Total Investments		$ 316,408
0.27%, 2/23/2011(a)	2,400	2,399	Other Assets in Excess of Liabilities, Net - 0.33%		$ 1,046
0.30%, 3/15/2011(a)	1,400	1,399	TOTAL NET ASSETS - 100.00%		$ 317,454
0.30%, 3/25/2011(a)	1,800	1,799
Straight-A Funding LLC			(a)		Security exempt from registration under Rule 144A of the Securities Act of
0.22%, 3/7/2011	2,500	2,499	1933. These securities may be resold in transactions exempt from
0.26%, 1/24/2011(a)	2,200	2,200
			registration, normally to qualified institutional buyers. Unless otherwise
Thunder Bay Funding LLC			indicated, these securities are not considered illiquid. At the end of the
0.23%, 1/20/2011(a)	2,200	2,200
0.26%, 2/8/2011(a)	2,000	1,999	period, the value of these securities totaled $141,841 or 44.68% of net
			assets.
0.27%, 2/11/2011	2,000	1,999	(b)	Variable Rate. Rate shown is in effect at December 31, 2010.
Toyota Credit Canada Inc			(c) Security is Illiquid
0.27%, 1/7/2011	2,200	2,200	(d)	Security issued by foreign bank and denominated in USD.
0.31%, 3/23/2011	2,200	2,198
0.33%, 3/28/2011	2,100	2,098
0.33%, 4/6/2011	1,300	1,299
		$ 121,054	Unrealized Appreciation (Depreciation)
Electric - 6.18%			The net federal income tax unrealized appreciation (depreciation) and federal tax
GDF Suez			cost of investments held as of the period end were as follows:
0.30%, 1/11/2011(a)	2,000	2,000
0.30%, 1/12/2011(a)	2,200	2,200	Unrealized Appreciation		$ —
0.31%, 1/3/2011(a)	2,000	2,000	Unrealized Depreciation		—
0.32%, 1/25/2011(a)	1,400	1,400	Net Unrealized Appreciation (Depreciation)		$ —
Oglethorpe Power Corp			Cost for federal income tax purposes		$ 316,408
0.23%, 1/4/2011(a)	1,694	1,694	All dollar amounts are shown in thousands (000's)
0.25%, 1/20/2011(a)	2,300	2,299
0.30%, 1/19/2011(a)	1,325	1,325	Portfolio Summary (unaudited)
Southern Co Funding Corp			Sector		Percent
0.25%, 1/11/2011(a)	1,800	1,800	Financial		65 .07%
0.25%, 1/13/2011(a)	1,700	1,700	Revenue		7 .42%
0.26%, 1/6/2011(a)	1,000	1,000	Utilities		6 .18%
0.27%, 1/26/2011(a)	2,200	2,199	Consumer, Non-cyclical		4 .91%
		$ 19,617	Insured		4 .74%
Healthcare - Products - 1.42%			Energy		3 .02%
Covidien International Finance SA			Exchange Traded Funds		2 .76%
0.28%, 1/6/2011(a)	2,200	2,200	Government		2 .32%
0.30%, 1/25/2011(a)	2,300	2,299	Asset Backed Securities		2 .05%
		$ 4,499	Communications		0 .79%
Healthcare - Services - 0.66%			Tax Allocation		0 .22%
Catholic Healthcare Initiatives			General Obligation		0 .19%
0.26%, 1/18/2011	2,100	2,100	Other Assets in Excess of Liabilities, Net		0 .33%
			TOTAL NET ASSETS		100.00%

See accompanying notes

92

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2010

COMMON STOCKS - 98.40%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.95%			Consumer Products (continued)
Boeing Co/The	29,911 $	1,952	WD-40 Co	11,595 $	467
Northrop Grumman Corp	9,515	616		$ 3,177
Teledyne Technologies Inc (a)	11,950	526	Cosmetics & Personal Care - 0.69%
	$ 3,094		Procter & Gamble Co	16,975	1,092
Agriculture - 0.46%
Archer-Daniels-Midland Co	24,150	726	Distribution & Wholesale - 0.19%
			Pool Corp	13,540	305
Airlines - 0.97%
Alaska Air Group Inc (a)	17,912	1,016	Diversified Financial Services - 2.65%
Cathay Pacific Airways Ltd ADR	37,549	521	Charles Schwab Corp/The	129,300	2,212
	$ 1,537		Franklin Resources Inc	17,835	1,984
Apparel - 1.70%				$ 4,196
Columbia Sportswear Co	11,059	667	Electric - 0.77%
Nike Inc	23,788	2,032	Edison International	15,550	600
	$ 2,699		PG&E Corp	12,844	615
Automobile Manufacturers - 1.28%				$ 1,215
Nissan Motor Co Ltd ADR	12,268	233	Electronics - 1.87%
PACCAR Inc	30,808	1,769	Dionex Corp (a)	4,141	489
Toyota Motor Corp ADR	279	22	Electro Scientific Industries Inc (a)	8,771	140
	$ 2,024		FEI Co (a)	27,685	731
Automobile Parts & Equipment - 0.67%			FLIR Systems Inc (a)	7,025	209
Johnson Controls Inc	27,815	1,063	Itron Inc (a)	8,002	444
			Trimble Navigation Ltd (a)	13,065	522
Banks - 5.04%			Waters Corp (a)	5,525	429
Barclays PLC ADR	4,225	70		$ 2,964
City National Corp/CA	9,881	606	Engineering & Construction - 0.87%
East West Bancorp Inc	19,868	389	Granite Construction Inc	13,925	382
JP Morgan Chase & Co	39,554	1,678	Jacobs Engineering Group Inc (a)	21,796	999
State Street Corp	23,550	1,091		$ 1,381
US Bancorp	36,125	974	Environmental Control - 0.56%
Wells Fargo & Co	86,810	2,690	Energy Recovery Inc (a)	18,528	68
Westamerica Bancorporation	8,800	488	Waste Connections Inc	29,612	815
	$ 7,986			$ 883
Beverages - 1.29%			Food - 1.95%
Brown-Forman Corp	7,903	550	Campbell Soup Co	6,100	212
PepsiCo Inc	22,757	1,487	Dairy Farm International Holdings Ltd ADR	19,613	904
	$ 2,037		Dean Foods Co (a)	10,901	96
Biotechnology - 1.47%			General Mills Inc	27,570	981
Dendreon Corp (a)	5,675	198	Kroger Co/The	20,690	463
Gilead Sciences Inc (a)	26,124	947	Ralcorp Holdings Inc (a)	2,825	184
Life Technologies Corp (a)	15,303	849	Safeway Inc	11,125	250
Martek Biosciences Corp (a)	10,476	328		$ 3,090
	$ 2,322		Forest Products & Paper - 1.48%
Building Materials - 0.62%			Plum Creek Timber Co Inc	12,850	481
Apogee Enterprises Inc	15,464	208	Weyerhaeuser Co	98,389	1,863
Cemex SAB de CV ADR(a)	12,175	131		$ 2,344
Simpson Manufacturing Co Inc	20,838	644	Gas - 1.94%
	$ 983		Energen Corp	11,600	560
Chemicals - 0.97%			Northwest Natural Gas Co	1,700	79
CF Industries Holdings Inc	3,875	524	Sempra Energy	46,400	2,435
FMC Corp	7,600	607		$ 3,074
Sigma-Aldrich Corp	6,190	412	Healthcare - Products - 3.47%
	$ 1,543		Beckman Coulter Inc	16,138	1,214
Commercial Services - 1.21%			Becton Dickinson and Co	7,247	613
AMN Healthcare Services Inc (a)	12,134	74	Johnson & Johnson	25,386	1,570
Hertz Global Holdings Inc (a)	43,700	633	Medtronic Inc	13,545	503
Resources Connection Inc	18,387	342	ResMed Inc (a)	9,710	336
Robert Half International Inc	16,725	512	Techne Corp	6,080	399
TrueBlue Inc (a)	20,000	360	Varian Medical Systems Inc (a)	12,402	859
	$ 1,921			$ 5,494
Computers - 3.41%			Healthcare - Services - 0.65%
Apple Inc (a)	4,960	1,600	DaVita Inc (a)	11,475	798
Hewlett-Packard Co	40,058	1,686	Health Net Inc (a)	7,005	191
IBM Corp	13,010	1,909	Sun Healthcare Group Inc (a)	3,819	48
Mentor Graphics Corp (a)	16,891	203		$ 1,037
	$ 5,398		Home Builders - 0.16%
Consumer Products - 2.01%			KB Home	8,275	112
Clorox Co	23,595	1,493	Winnebago Industries Inc (a)	9,243	140
Kimberly-Clark Corp	12,085	762		$ 252
Tupperware Brands Corp	9,552	455

See accompanying notes

93

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance - 1.90%			REITS - 2.16%
Fidelity National Financial Inc	11,025 $	151	Alexandria Real Estate Equities Inc	15,273 $	1,119
HCC Insurance Holdings Inc	25,924	750	Essex Property Trust Inc	5,053	577
Mercury General Corp	3,347	144	HCP Inc	30,950	1,138
MetLife Inc	14,650	651	Nationwide Health Properties Inc	13,984	509
StanCorp Financial Group Inc	29,229	1,319	Sabra Healthcare REIT Inc	4,019	74
	$ 3,015			$ 3,417
Internet - 2.61%			Retail - 7.48%
Amazon.com Inc (a)	5,835	1,050	Copart Inc (a)	20,624	770
eBay Inc (a)	33,375	929	Costco Wholesale Corp	40,090	2,895
Google Inc (a)	3,623	2,152	CVS Caremark Corp	7,423	258
	$ 4,131		Home Depot Inc	16,400	575
Iron & Steel - 1.53%			Jack in the Box Inc (a)	17,657	373
Reliance Steel & Aluminum Co	15,510	793	McDonald's Corp	18,050	1,386
Schnitzer Steel Industries Inc	24,647	1,636	Nordstrom Inc	35,100	1,488
	$ 2,429		Ross Stores Inc	3,470	219
Leisure Products & Services - 0.77%			Starbucks Corp	68,760	2,209
Ambassadors Group Inc	19,393	223	Wal-Mart Stores Inc	23,975	1,293
Carnival Corp	14,825	683	Yum! Brands Inc	7,925	389
Harley-Davidson Inc	9,224	320		$ 11,855
	$ 1,226		Savings & Loans - 1.03%
Lodging - 0.40%			Washington Federal Inc	96,624	1,635
Red Lion Hotels Corp (a)	78,735	628
			Semiconductors - 3.45%
Machinery - Diversified - 1.35%			Applied Materials Inc	79,948	1,123
Cascade Corp	11,367	537	Avago Technologies Ltd	14,100	402
Deere & Co	19,345	1,607	Intel Corp	84,180	1,770
			LSI Corp (a)	44,255	265
	$ 2,144
Media - 1.49%			Microchip Technology Inc	28,984	992
			Novellus Systems Inc (a)	7,000	226
Walt Disney Co/The	62,785	2,355	QLogic Corp (a)	21,000	357
			Supertex Inc (a)	13,978	338
Metal Fabrication & Hardware - 0.54%
Precision Castparts Corp	6,138	854		$ 5,473
			Software - 5.68%
			Actuate Corp (a)	45,470	259
Mining - 0.88%
Freeport-McMoRan Copper & Gold Inc	11,590	1,392	Adobe Systems Inc (a)	50,265	1,547
			Autodesk Inc (a)	13,850	529
			Informatica Corp (a)	12,075	532
Miscellaneous Manufacturing - 1.67%
Aptargroup Inc	6,070	289	Microsoft Corp	125,686	3,509
Crane Co	12,350	507	Omnicell Inc (a)	17,641	255
General Electric Co	100,871	1,845	Oracle Corp	56,834	1,779
	$ 2,641		Quality Systems Inc	1,854	130
			Quest Software Inc (a)	15,000	416
Oil & Gas - 10.48%			Tyler Technologies Inc (a)	1,975	41
Apache Corp	23,535	2,806
Berry Petroleum Co	15,639	683		$ 8,997
Chevron Corp	51,358	4,686	Telecommunications - 4.64%
CNOOC Ltd ADR	2,925	697	AT&T Inc	83,250	2,446
Devon Energy Corp	19,195	1,507	China Mobile Ltd ADR	12,765	633
Exxon Mobil Corp	25,426	1,859	Cisco Systems Inc (a)	83,225	1,684
Nabors Industries Ltd (a)	14,400	338	Corning Inc	2,200	42
Occidental Petroleum Corp	30,657	3,008	Polycom Inc (a)	11,875	463
Total SA ADR	18,950	1,014	Qualcomm Inc	12,350	611
	$ 16,598		Verizon Communications Inc	41,075	1,470
Oil & Gas Services - 0.43%				$ 7,349
Natural Gas Services Group Inc (a)	15,125	286	Toys, Games & Hobbies - 0.49%
Schlumberger Ltd	4,740	396	Mattel Inc	30,645	779
	$ 682
Pharmaceuticals - 4.85%			Transportation - 2.30%
Allergan Inc/United States	31,218	2,144	Con-way Inc	11,946	437
Bristol-Myers Squibb Co	46,602	1,234	Expeditors International of Washington Inc	45,603	2,490
Forest Laboratories Inc (a)	13,667	437	Union Pacific Corp	7,660	710
McKesson Corp	28,174	1,983		$ 3,637
Medicis Pharmaceutical Corp	11,125	298	Trucking & Leasing - 0.32%
Obagi Medical Products Inc (a)	14,217	164	Greenbrier Cos Inc (a)	24,390	512
Teva Pharmaceutical Industries Ltd ADR	7,110	371
VCA Antech Inc (a)	25,856	602	Water - 0.27%
Watson Pharmaceuticals Inc (a)	8,680	448	California Water Service Group	11,500	429
	$ 7,681
Publicly Traded Investment Fund - 1.38%			TOTAL COMMON STOCKS	$ 155,881
iShares Russell 3000 Index Fund	29,150	2,185

See accompanying notes

94

Schedule of Investments Principal Capital Appreciation Account December 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS - 1.12%	(000's)	Value (000's)
Banks - 1.12%
Investment in Joint Trading Account; Credit Suisse $	635	$ 635
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $647,952; 2.25%; dated
01/31/15)
Investment in Joint Trading Account; Deutsche	182	182
Bank Repurchase Agreement; 0.22% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $185,129; 0.00% -
3.00%; dated 09/16/14 - 10/15/20)
Investment in Joint Trading Account; Merrill	726	726
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $740,517; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	227	227
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $231,411; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
$ 1,770
TOTAL REPURCHASE AGREEMENTS		$ 1,770
Total Investments		$ 157,651
Other Assets in Excess of Liabilities, Net - 0.48%		$ 763
TOTAL NET ASSETS - 100.00%		$ 158,414

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 43,817
Unrealized Depreciation		(2,380)
Net Unrealized Appreciation (Depreciation)		$ 41,437
Cost for federal income tax purposes		$ 116,214
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent
Consumer, Non-cyclical		18 .05%
Consumer, Cyclical		14 .11%
Financial		13 .90%
Technology		12 .54%
Industrial		12 .05%
Energy		10 .91%
Communications		8 .74%
Basic Materials		4 .86%
Utilities		2 .98%
Exchange Traded Funds		1 .38%
Other Assets in Excess of Liabilities, Net		0 .48%
TOTAL NET ASSETS		100.00%

See accompanying notes

95

Schedule of Investments
Real Estate Securities Account
December 31, 2010

COMMON STOCKS - 98.79%	Shares Held Value (000's)			Maturity
Commercial Services - 0.99%				Amount
Corrections Corp of America (a)	56,100 $	1,406	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
			Banks (continued)
Lodging - 2.30%			Investment in Joint Trading Account; Deutsche $	17	$ 17
Marriott International Inc/DE	22,100	918	Bank Repurchase Agreement; 0.22% dated
Starwood Hotels & Resorts Worldwide Inc	38,300	2,328	12/31/10 maturing 01/03/11 (collateralized by
	$ 3,246		Sovereign Agency Issues; $17,080; 0.00% -
Real Estate - 1.38%			3.00%; dated 09/16/14 - 10/15/20)
CB Richard Ellis Group Inc (a)	39,800	815	Investment in Joint Trading Account; Merrill	67	67
Jones Lang LaSalle Inc	13,500	1,133	Lynch Repurchase Agreement; 0.15% dated
	$ 1,948		12/31/10 maturing 01/03/11 (collateralized by
REITS - 94.12%			Sovereign Agency Issues; $68,319; 0.00%;
AMB Property Corp	44,060	1,397	dated 04/15/15 - 01/15/21)
American Campus Communities Inc	75,472	2,397	Investment in Joint Trading Account; Morgan	21	21
Annaly Capital Management Inc	45,818	821	Stanley Repurchase Agreement; 0.12% dated
Apartment Investment & Management Co	127,600	3,297	12/31/10 maturing 01/03/11 (collateralized by
AvalonBay Communities Inc	42,466	4,780	Sovereign Agency Issues; $21,350; 1.98% -
Boston Properties Inc	99,315	8,551	2.68%; dated 01/21/14 - 06/07/18)
Colonial Properties Trust	87,537	1,580			$ 163
Digital Realty Trust Inc	83,123	4,284	TOTAL REPURCHASE AGREEMENTS		$ 163
Douglas Emmett Inc	81,589	1,354	Total Investments		$ 140,857
DuPont Fabros Technology Inc	87,940	1,870	Other Assets in Excess of Liabilities, Net - 0.36%		$ 507
Education Realty Trust Inc	84,450	656	TOTAL NET ASSETS - 100.00%		$ 141,364
Entertainment Properties Trust	55,900	2,585
Equity Lifestyle Properties Inc	53,742	3,006
Equity One Inc	71,600	1,302	(a) Non-Income Producing Security
Equity Residential	151,885	7,890
Essex Property Trust Inc	28,633	3,270
Federal Realty Investment Trust	65,038	5,068	Unrealized Appreciation (Depreciation)
General Growth Properties Inc	162,607	2,517	The net federal income tax unrealized appreciation (depreciation) and federal tax
Glimcher Realty Trust	31,031	261	cost of investments held as of the period end were as follows:
HCP Inc	109,380	4,024
Health Care REIT Inc	91,722	4,370	Unrealized Appreciation		$ 26,481
Hersha Hospitality Trust	171,950	1,135	Unrealized Depreciation		(3,286)
Highwoods Properties Inc	21,800	694	Net Unrealized Appreciation (Depreciation)		$ 23,195
Home Properties Inc	24,920	1,383	Cost for federal income tax purposes		$ 117,662
Host Hotels & Resorts Inc	348,902	6,235	All dollar amounts are shown in thousands (000's)
Kimco Realty Corp	68,159	1,230
LaSalle Hotel Properties	97,971	2,586	Portfolio Summary (unaudited)
Macerich Co/The	18,151	860	Sector		Percent
Mid-America Apartment Communities Inc	20,800	1,321	Financial		96 .35%
ProLogis	448,443	6,476	Consumer, Cyclical		2 .30%
PS Business Parks Inc	17,417	970	Consumer, Non-cyclical		0 .99%
Public Storage Inc	50,630	5,135	Other Assets in Excess of Liabilities, Net		0 .36%
Ramco-Gershenson Properties Trust	68,281	850
Simon Property Group Inc	178,717	17,781	TOTAL NET ASSETS		100.00%
SL Green Realty Corp	72,550	4,898
Tanger Factory Outlet Centers	56,025	2,868
Taubman Centers Inc	18,853	952
Ventas Inc	94,789	4,975
Vornado Realty Trust	89,072	7,422
	$ 133,051
TOTAL COMMON STOCKS	$ 139,651
CONVERTIBLE PREFERRED STOCKS -
0.73%	Shares Held Value (000's)
REITS - 0.73%
Digital Realty Trust Inc	33,000	1,043

TOTAL CONVERTIBLE PREFERRED STOCKS	$ 1,043
	Maturity
	Amount
REPURCHASE AGREEMENTS - 0.12%	(000's)	Value (000's)
Banks - 0.12%
Investment in Joint Trading Account; Credit Suisse $ 59	$ 58
Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
US Treasury Note; $59,779; 2.25%; dated
01/31/15)

See accompanying notes

96

Schedule of Investments SAM Balanced Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.04%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 19.47%
Global Diversified Income Fund (a)	1,385,181 $	18,298
Global Real Estate Securities Fund (a)	629,486	4,614
High Yield Fund (a)	3,903,995	30,998
Inflation Protection Fund (a)	900,709	7,170
LargeCap Blend Fund II (a)	2,397,630	22,945
LargeCap Growth Fund II (a)	2,927,469	24,240
MidCap Growth Fund III (a),(b)	861,087	9,153
Preferred Securities Fund (a)	2,387,538	23,565
SmallCap Growth Fund I (a),(b)	2,241,570	24,209
SmallCap Value Fund (a)	1,108,052	16,909
	$ 182,101
Principal Variable Contracts Funds, Inc. Class 1 - 80.57%
Diversified International Account (a)	6,949,596	87,148
Equity Income Account (a)	12,723,542	188,308
Government & High Quality Bond Account (a)	11,735,829	120,762
Income Account (a)	11,072,001	112,049
International Emerging Markets Account (a)	1,525,182	26,706
LargeCap Growth Account (a)	3,596,904	54,385
LargeCap Value Account III (a)	5,683,757	54,564
MidCap Blend Account (a)	649,867	24,584
Money Market Account (a)	184,103	184
Principal Capital Appreciation Account (a)	3,173,634	68,138
Real Estate Securities Account (a)	284,572	3,759
Short-Term Income Account (a)	5,216,193	13,093
	$ 753,680
TOTAL INVESTMENT COMPANIES	$ 935,781
Total Investments	$ 935,781
Liabilities in Excess of Other Assets, Net - (0.04)%	$ (419)
TOTAL NET ASSETS - 100.00%	$ 935,362

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 97,960
Unrealized Depreciation	(7,470)
Net Unrealized Appreciation (Depreciation)	$ 90,490
Cost for federal income tax purposes	$ 845,291
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .50%
Fixed Income Funds	34 .87%
International Equity Funds	12 .67%
Liabilities in Excess of Other Assets, Net	(0.04)%
TOTAL NET ASSETS	100.00%

See accompanying notes

97

Schedule of Investments
SAM Balanced Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	3,835,099	$ 53,263	205,091	$ 2,251	4,040,190	$ 48,425	—	$ —
Diversified International Account	4,749,550	59,828	2,493,376	28,632	293,330	3,340	6,949,596	83,081
Equity Income Account	8,232,425	100,073	4,993,392	71,100	502,275	6,720	12,723,542	163,267
Global Diversified Income Fund	—	—	1,385,181	18,472	—	—	1,385,181	18,472
Global Real Estate Securities Fund	—	—	629,486	4,614	—	—	629,486	4,614
Government & High Quality Bond	11,240,736	112,084	1,526,552	15,741	1,031,459	10,823	11,735,829	116,974
Account
High Yield Fund	4,960,330	35,925	787,824	6,198	1,844,159	14,907	3,903,995	27,656
Income Account	9,534,556	91,426	2,328,908	24,131	791,463	8,243	11,072,001	107,296
Inflation Protection Fund	—	—	900,709	7,316	—	—	900,709	7,316
International Emerging Markets	1,425,141	20,487	227,043	3,828	127,002	1,825	1,525,182	21,579
Account
LargeCap Blend Fund II	—	—	2,403,320	22,532	5,690	55	2,397,630	22,477
LargeCap Growth Account	5,898,749	62,553	190,772	2,429	2,492,617	34,246	3,596,904	35,152
LargeCap Growth Fund II	10,301,296	76,657	322,484	2,373	7,696,311	60,663	2,927,469	16,403
LargeCap Value Account III	4,810,433	39,990	3,619,425	33,495	2,746,101	25,431	5,683,757	47,199
MidCap Blend Account	933,537	29,263	51,086	1,711	334,756	11,390	649,867	19,214
MidCap Growth Fund III	—	—	862,728	8,888	1,641	17	861,087	8,871
Money Market Account	2,421,320	2,421	—	—	2,237,217	2,237	184,103	184
Preferred Securities Fund	3,935,585	32,787	362,208	3,442	1,910,255	18,808	2,387,538	18,066
Principal Capital Appreciation	1,983,916	30,322	1,320,095	27,172	130,377	2,561	3,173,634	54,774
Account
Real Estate Securities Account	1,978,265	24,804	79,473	903	1,773,166	22,849	284,572	2,287
Short-Term Income Account	6,660,415	16,324	423,647	1,059	1,867,869	4,655	5,216,193	12,725
SmallCap Growth Account II	1,749,594	11,624	74,862	661	1,824,456	19,043	—	—
SmallCap Growth Fund I	—	—	2,247,588	22,970	6,018	65	2,241,570	22,905
SmallCap Value Account I	1,417,172	17,317	80,899	927	1,498,071	19,181	—	—
SmallCap Value Fund	—	—	1,110,750	16,271	2,698	41	1,108,052	16,230

		$ 817,148		$ 327,116		$ 315,525		$ 826,742

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (7,089)			$ —
Diversified International Account		1,196			(2,039)			—
Equity Income Account		5,443			(1,186)			—
Global Diversified Income Fund		276			—			44
Global Real Estate Securities Fund		38			—			5
Government & High Quality Bond Account		4,060			(28)			—
High Yield Fund		3,595			440			457
Income Account		7,110			(18)			—
Inflation Protection Fund		15			—			—
International Emerging Markets Account		169			(911)			—
LargeCap Blend Fund II		185			—			—
LargeCap Growth Account		32			4,416			—
LargeCap Growth Fund II		206			(1,964)			116
LargeCap Value Account III		996			(855)			—
MidCap Blend Account		573			(370)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Preferred Securities Fund		2,349			645			97
Principal Capital Appreciation Account		947			(159)			1,150
Real Estate Securities Account		310			(571)			—
Short-Term Income Account		269			(3)			—
SmallCap Growth Account II		—			6,758			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		21			937			—
SmallCap Value Fund		150			—			—
	$ 27,940		$ (1,997)			$ 1,869
All dollar amounts are shown in thousands (000's)

See accompanying notes

98

Schedule of Investments SAM Conservative Balanced Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.13%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 19.55%
Global Diversified Income Fund (a)	453,712 $	5,994
Global Real Estate Securities Fund (a)	105,085	770
High Yield Fund (a)	1,053,175	8,362
Inflation Protection Fund (a)	235,336	1,873
LargeCap Blend Fund II (a)	494,555	4,733
LargeCap Growth Fund II (a)	235,732	1,952
MidCap Growth Fund III (a),(b)	205,537	2,185
Preferred Securities Fund (a)	740,045	7,304
SmallCap Growth Fund I (a),(b)	186,498	2,014
SmallCap Value Fund (a)	179,651	2,742
	$ 37,929
Principal Variable Contracts Funds, Inc. Class 1 - 80.58%
Diversified International Account (a)	1,008,371	12,645
Equity Income Account (a)	1,546,409	22,887
Government & High Quality Bond Account (a)	3,702,994	38,104
Income Account (a)	3,546,053	35,886
International Emerging Markets Account (a)	207,256	3,629
LargeCap Growth Account (a)	534,159	8,076
LargeCap Value Account III (a)	964,959	9,264
MidCap Blend Account (a)	84,782	3,207
Principal Capital Appreciation Account (a)	578,333	12,417
Real Estate Securities Account (a)	40,326	533
Short-Term Income Account (a)	3,859,570	9,687
	$ 156,335
TOTAL INVESTMENT COMPANIES	$ 194,264
Total Investments	$ 194,264
Liabilities in Excess of Other Assets, Net - (0.13)%	$ (254)
TOTAL NET ASSETS - 100.00%	$ 194,010

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 13,498
Unrealized Depreciation	(865)
Net Unrealized Appreciation (Depreciation)	$ 12,633
Cost for federal income tax purposes	$ 181,631
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	55 .25%
Domestic Equity Funds	36 .09%
International Equity Funds	8 .79%
Liabilities in Excess of Other Assets, Net	(0.13)%
TOTAL NET ASSETS	100.00%

See accompanying notes

99

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	566,137	$ 6,323	79,460	$ 861	645,597	$ 7,724	—	$ —
Diversified International Account	647,966	7,427	412,186	4,717	51,781	586	1,008,371	11,287
Equity Income Account	1,076,868	13,393	583,329	8,189	113,788	1,518	1,546,409	19,766
Global Diversified Income Fund	—	—	454,275	6,067	563	8	453,712	6,059
Global Real Estate Securities Fund	—	—	105,085	770	—	—	105,085	770
Government & High Quality Bond	3,685,848	37,585	711,308	7,377	694,162	7,327	3,702,994	37,640
Account
High Yield Fund	1,426,779	10,067	328,622	2,585	702,226	5,663	1,053,175	7,199
Income Account	3,038,009	29,720	913,087	9,471	405,043	4,221	3,546,053	34,946
Inflation Protection Fund	—	—	235,803	1,915	467	3	235,336	1,912
International Emerging Markets	203,960	2,305	28,871	442	25,575	392	207,256	2,249
Account
LargeCap Blend Fund II	—	—	495,330	4,604	775	8	494,555	4,596
LargeCap Growth Account	783,174	8,362	91,664	1,188	340,679	4,654	534,159	5,447
LargeCap Growth Fund II	1,374,517	9,359	126,378	910	1,265,163	9,977	235,732	1,201
LargeCap Value Account III	593,435	4,939	575,170	5,264	203,646	1,885	964,959	8,240
MidCap Blend Account	143,392	4,340	17,439	573	76,049	2,599	84,782	2,254
MidCap Growth Fund III	—	—	205,537	2,086	—	—	205,537	2,086
Money Market Account	817,126	817	—	—	817,126	817	—	—
Preferred Securities Fund	878,054	6,856	136,402	1,310	274,411	2,633	740,045	5,596
Principal Capital Appreciation	282,228	4,373	337,739	6,819	41,634	833	578,333	10,349
Account
Real Estate Securities Account	298,904	3,065	17,245	197	275,823	3,439	40,326	289
Short-Term Income Account	3,723,461	9,132	653,966	1,643	517,857	1,306	3,859,570	9,469
SmallCap Growth Account II	257,602	1,742	15,785	137	273,387	2,791	—	—
SmallCap Growth Fund I	—	—	186,840	1,873	342	4	186,498	1,869
SmallCap Value Account I	207,871	2,170	19,370	220	227,241	2,860	—	—
SmallCap Value Fund	—	—	180,134	2,605	483	7	179,651	2,598

		$ 161,975		$ 71,823		$ 61,255		$ 175,822

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 540			$ —
Diversified International Account		172			(271)			—
Equity Income Account		661			(298)			—
Global Diversified Income Fund		94			—			15
Global Real Estate Securities Fund		6			—			1
Government & High Quality Bond Account		1,297			5			—
High Yield Fund		1,007			210			118
Income Account		2,260			(24)			—
Inflation Protection Fund		4			—			—
International Emerging Markets Account		23			(106)			—
LargeCap Blend Fund II		38			—			—
LargeCap Growth Account		5			551			—
LargeCap Growth Fund II		17			909			9
LargeCap Value Account III		157			(78)			—
MidCap Blend Account		72			(60)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Preferred Securities Fund		526			63			26
Principal Capital Appreciation Account		166			(10)			207
Real Estate Securities Account		39			466			—
Short-Term Income Account		196			—			—
SmallCap Growth Account II		—			912			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		2			470			—
SmallCap Value Fund		24			—			—
	$ 6,766		$ 3,279			$ 376
All dollar amounts are shown in thousands (000's)

See accompanying notes

100

Schedule of Investments SAM Conservative Growth Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.04%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 20.69%
Diversified Real Asset Fund (a)	406,308 $	4,668
Global Real Estate Securities Fund (a)	301,086	2,207
High Yield Fund (a)	625,819	4,969
LargeCap Blend Fund II (a)	695,930	6,660
LargeCap Growth Fund II (a)	918,214	7,603
MidCap Growth Fund III (a),(b)	323,195	3,435
Preferred Securities Fund (a)	225,924	2,230
SmallCap Growth Fund (a),(b)	140,489	1,148
SmallCap Growth Fund I (a),(b)	812,015	8,770
SmallCap Value Fund (a)	319,983	4,883
	$ 46,573
Principal Variable Contracts Funds, Inc. Class 1 - 79.35%
Diversified International Account (a)	2,163,843	27,135
Equity Income Account (a)	3,504,103	51,861
Government & High Quality Bond Account (a)	1,208,819	12,439
Income Account (a)	1,124,514	11,380
International Emerging Markets Account (a)	416,885	7,300
LargeCap Growth Account (a)	904,053	13,669
LargeCap Value Account III (a)	2,347,503	22,536
MidCap Blend Account (a)	253,092	9,574
Money Market Account (a)	37,009	37
Principal Capital Appreciation Account (a)	952,313	20,446
Real Estate Securities Account (a)	73,517	971
Short-Term Income Account (a)	520,136	1,306
	$ 178,654
TOTAL INVESTMENT COMPANIES	$ 225,227
Total Investments	$ 225,227
Liabilities in Excess of Other Assets, Net - (0.04)%	$ (79)
TOTAL NET ASSETS - 100.00%	$ 225,148

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 21,923
Unrealized Depreciation	(3,915)
Net Unrealized Appreciation (Depreciation)	$ 18,008
Cost for federal income tax purposes	$ 207,219
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	67 .30%
International Equity Funds	16 .27%
Fixed Income Funds	14 .39%
Specialty Funds	2 .07%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

101

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,183,357	$ 18,471	71,880	$ 799	1,255,237	$ 15,039	—	$ —
Diversified International Account	1,655,976	23,950	688,563	8,043	180,696	2,056	2,163,843	28,888
Diversified Real Asset Fund	—	—	407,803	4,556	1,495	17	406,308	4,539
Equity Income Account	2,651,881	30,539	1,175,260	16,711	323,038	4,346	3,504,103	42,685
Global Real Estate Securities Fund	—	—	301,086	2,207	—	—	301,086	2,207
Government & High Quality Bond	1,156,658	11,248	162,777	1,685	110,616	1,164	1,208,819	11,781
Account
High Yield Fund	802,111	5,744	109,145	862	285,437	2,294	625,819	4,422
Income Account	960,102	8,981	312,643	3,232	148,231	1,547	1,124,514	10,687
International Emerging Markets	458,659	8,252	26,136	418	67,910	1,010	416,885	7,233
Account
LargeCap Blend Fund II	—	—	700,702	6,543	4,772	46	695,930	6,497
LargeCap Growth Account	1,890,772	20,892	60,762	791	1,047,481	14,454	904,053	9,092
LargeCap Growth Fund II	3,312,816	25,833	104,093	775	2,498,695	19,569	918,214	5,523
LargeCap Value Account III	1,502,635	12,975	1,656,884	15,404	812,016	7,422	2,347,503	20,527
MidCap Blend Account	373,107	12,184	18,330	632	138,345	4,690	253,092	8,087
MidCap Growth Fund III	—	—	326,954	3,259	3,759	40	323,195	3,221
Money Market Account	1,031,135	1,031	20,547	21	1,014,673	1,015	37,009	37
Preferred Securities Fund	443,422	3,804	48,861	471	266,359	2,600	225,924	1,766
Principal Capital Appreciation	694,667	9,353	342,954	6,757	85,308	1,709	952,313	14,560
Account
Real Estate Securities Account	638,675	9,644	28,803	363	593,961	7,456	73,517	582
Short-Term Income Account	473,952	1,175	46,184	117	—	—	520,136	1,292
SmallCap Growth Account II	529,976	2,884	19,933	176	549,909	5,755	—	—
SmallCap Growth Fund	—	—	140,489	1,084	—	—	140,489	1,084
SmallCap Growth Fund I	—	—	818,041	8,428	6,026	66	812,015	8,362
SmallCap Value Account I	443,615	6,529	14,613	166	458,228	5,871	—	—
SmallCap Value Fund	—	—	322,592	4,754	2,609	40	319,983	4,714

		$ 213,489		$ 88,254		$ 98,206		$ 197,786

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (4,231)			$ —
Diversified International Account		373			(1,049)			—
Diversified Real Asset Fund		22			—			1
Equity Income Account		1,535			(219)			—
Global Real Estate Securities Fund		18			—			2
Government & High Quality Bond Account		421			12			—
High Yield Fund		557			110			73
Income Account		690			21			—
International Emerging Markets Account		48			(427)			—
LargeCap Blend Fund II		54			—			—
LargeCap Growth Account		8			1,863			—
LargeCap Growth Fund II		65			(1,516)			37
LargeCap Value Account III		400			(430)			—
MidCap Blend Account		225			(39)			—
MidCap Growth Fund III		—			2			—
Money Market Account		—			—			—
Preferred Securities Fund		236			91			9
Principal Capital Appreciation Account		291			159			350
Real Estate Securities Account		92			(1,969)			—
Short-Term Income Account		27			—			—
SmallCap Growth Account II		—			2,695			—
SmallCap Growth Fund		—			—			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		10			(824)			—
SmallCap Value Fund		43			—			—
	$ 5,115		$ (5,751)			$ 472
All dollar amounts are shown in thousands (000's)

See accompanying notes

102

Schedule of Investments SAM Flexible Income Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.20%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 22.48%
Global Diversified Income Fund (a)	932,357 $	12,316
Global Real Estate Securities Fund (a)	288,883	2,118
High Yield Fund (a)	1,416,699	11,249
LargeCap Blend Fund II (a)	314,731	3,012
LargeCap Growth Fund II (a)	249,435	2,065
Preferred Securities Fund (a)	1,324,246	13,070
SmallCap Growth Fund I (a),(b)	63,723	688
SmallCap Value Fund (a)	86,822	1,325
	$ 45,843
Principal Variable Contracts Funds, Inc. Class 1 - 77.72%
Diversified International Account (a)	505,236	6,336
Equity Income Account (a)	1,287,685	19,058
Government & High Quality Bond Account (a)	4,694,825	48,310
Income Account (a)	4,708,069	47,646
International Emerging Markets Account (a)	122,213	2,140
LargeCap Growth Account (a)	135,731	2,052
LargeCap Value Account III (a)	770,384	7,396
MidCap Blend Account (a)	83,779	3,169
Principal Capital Appreciation Account (a)	135,368	2,906
Real Estate Securities Account (a)	252,870	3,340
Short-Term Income Account (a)	6,423,483	16,123
	$ 158,476
TOTAL INVESTMENT COMPANIES	$ 204,319
Total Investments	$ 204,319
Liabilities in Excess of Other Assets, Net - (0.20)%	$ (408)
TOTAL NET ASSETS - 100.00%	$ 203,911

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 13,061
Unrealized Depreciation	(363)
Net Unrealized Appreciation (Depreciation)	$ 12,698
Cost for federal income tax purposes	$ 191,621
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	72 .92%
Domestic Equity Funds	22 .08%
International Equity Funds	5 .20%
Liabilities in Excess of Other Assets, Net	(0.20)%
TOTAL NET ASSETS	100.00%

See accompanying notes

103

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	384,989	$ 4,316	67,556	$ 724	452,545	$ 5,421	—	$ —
Diversified International Account	445,524	5,517	313,599	3,431	253,887	3,090	505,236	5,066
Equity Income Account	648,590	7,227	716,660	10,086	77,565	1,084	1,287,685	16,206
Global Diversified Income Fund	—	—	946,108	12,638	13,751	181	932,357	12,453
Global Real Estate Securities Fund	—	—	290,696	2,096	1,813	13	288,883	2,083
Government & High Quality Bond	4,565,653	45,949	876,418	9,090	747,246	7,825	4,694,825	47,186
Account
High Yield Fund	1,827,563	12,552	488,854	3,838	899,718	7,274	1,416,699	9,477
Income Account	4,097,535	39,737	1,133,740	11,721	523,206	5,433	4,708,069	45,966
International Emerging Markets	125,088	1,269	16,816	239	19,691	306	122,213	1,189
Account
LargeCap Blend Fund II	—	—	319,380	2,976	4,649	44	314,731	2,933
LargeCap Growth Account	541,330	5,117	100,651	1,262	506,250	7,111	135,731	1,143
LargeCap Growth Fund II	970,083	6,630	163,620	1,168	884,268	6,927	249,435	1,305
LargeCap Value Account III	693,261	5,372	562,357	5,049	485,234	4,495	770,384	5,956
MidCap Blend Account	132,696	3,841	18,884	610	67,801	2,284	83,779	2,207
Money Market Account	181,288	181	—	—	181,288	181	—	—
Preferred Securities Fund	1,215,443	8,382	240,877	2,320	132,074	1,263	1,324,246	9,422
Principal Capital Appreciation	96,065	1,194	52,225	1,056	12,922	263	135,368	2,014
Account
Real Estate Securities Account	189,180	1,779	112,603	1,460	48,913	595	252,870	2,615
Short-Term Income Account	6,484,017	15,806	1,204,841	3,029	1,265,375	3,202	6,423,483	15,648
SmallCap Growth Account II	147,084	765	22,481	195	169,565	1,724	—	—
SmallCap Growth Fund I	—	—	63,723	639	—	1	63,723	638
SmallCap Value Account I	117,721	1,148	33,513	377	151,234	1,912	—	—
SmallCap Value Fund	—	—	87,069	1,258	247	4	86,822	1,254

		$ 166,782		$ 75,262		$ 60,633		$ 184,761

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ 381			$ —
Diversified International Account		90			(792)			—
Equity Income Account		547			(23)			—
Global Diversified Income Fund		192			(4)			30
Global Real Estate Securities Fund		17			—			3
Government & High Quality Bond Account		1,666			(28)			—
High Yield Fund		1,346			361			169
Income Account		3,096			(59)			—
International Emerging Markets Account		14			(13)			—
LargeCap Blend Fund II		24			1			—
LargeCap Growth Account		1			1,875			—
LargeCap Growth Fund II		18			434			10
LargeCap Value Account III		138			30			—
MidCap Blend Account		74			40			—
Money Market Account		—			—			—
Preferred Securities Fund		838			(17)			48
Principal Capital Appreciation Account		41			27			49
Real Estate Securities Account		83			(29)			—
Short-Term Income Account		340			15			—
SmallCap Growth Account II		—			764			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		2			387			—
SmallCap Value Fund		12			—			—
	$ 8,539		$ 3,350			$ 309
All dollar amounts are shown in thousands (000's)

See accompanying notes

104

Schedule of Investments SAM Strategic Growth Portfolio December 31, 2010

INVESTMENT COMPANIES - 100.07%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 22.96%
Global Real Estate Securities Fund (a)	407,284 $	2,985
LargeCap Blend Fund II (a)	781,418	7,478
LargeCap Growth Fund II (a)	729,589	6,041
MidCap Growth Fund III (a),(b)	517,662	5,503
SmallCap Growth Fund I (a),(b)	682,589	7,372
SmallCap Value Fund (a)	254,840	3,889
SmallCap Value Fund II (a)	158,315	1,529
	$ 34,797
Principal Variable Contracts Funds, Inc. Class 1 - 77.11%
Diversified International Account (a)	1,647,428	20,659
Equity Income Account (a)	2,360,565	34,937
Government & High Quality Bond Account (a)	69,702	717
International Emerging Markets Account (a)	410,310	7,185
LargeCap Growth Account (a)	803,188	12,144
LargeCap Value Account III (a)	1,354,676	13,005
MidCap Blend Account (a)	189,621	7,173
Principal Capital Appreciation Account (a)	929,403	19,954
Real Estate Securities Account (a)	83,926	1,109
Short-Term Income Account (a)	142	—
	$ 116,883
TOTAL INVESTMENT COMPANIES	$ 151,680
Total Investments	$ 151,680
Liabilities in Excess of Other Assets, Net - (0.07)%	$ (110)
TOTAL NET ASSETS - 100.00%	$ 151,570

(a) Affiliated Security
(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 15,233
Unrealized Depreciation	(2,906)
Net Unrealized Appreciation (Depreciation)	$ 12,327
Cost for federal income tax purposes	$ 139,353
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	79 .26%
International Equity Funds	20 .34%
Fixed Income Funds	0 .47%
Liabilities in Excess of Other Assets, Net	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes

105

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2010

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,015,097	$ 14,864	92,252	$ 1,039	1,107,349	$ 13,269	—	$ —
Diversified International Account	1,132,770	16,292	598,569	6,972	83,911	929	1,647,428	21,665
Equity Income Account	1,688,331	20,600	800,368	11,375	128,134	1,700	2,360,565	29,992
Global Real Estate Securities Fund	—	—	407,665	2,937	381	3	407,284	2,934
Government & High Quality Bond	—	—	69,921	744	219	2	69,702	742
Account
High Yield Fund	767,577	5,588	82,092	646	849,669	6,893	—	—
International Emerging Markets	322,801	5,131	125,136	2,110	37,627	551	410,310	6,458
Account
LargeCap Blend Fund II	—	—	783,903	7,217	2,485	23	781,418	7,194
LargeCap Growth Account	1,208,655	13,256	127,492	1,776	532,959	7,280	803,188	8,623
LargeCap Growth Fund II	2,114,170	16,495	95,692	719	1,480,273	11,629	729,589	4,480
LargeCap Value Account III	1,167,780	9,806	1,066,087	9,865	879,191	8,175	1,354,676	11,269
MidCap Blend Account	250,423	8,012	21,441	745	82,243	2,770	189,621	5,939
MidCap Growth Fund III	—	—	518,283	5,280	621	6	517,662	5,274
Money Market Account	368,039	368	—	—	368,039	368	—	—
Principal Capital Appreciation	472,101	6,318	486,455	9,887	29,153	556	929,403	15,628
Account
Real Estate Securities Account	426,320	5,936	31,651	397	374,045	4,679	83,926	640
Short-Term Income Account	158,601	394	183	—	158,642	398	142	—
SmallCap Growth Account II	397,276	2,371	18,788	171	416,064	4,380	—	—
SmallCap Growth Fund I	—	—	683,344	7,055	755	8	682,589	7,047
SmallCap Value Account I	318,124	4,445	19,099	224	337,223	4,315	—	—
SmallCap Value Fund	—	—	255,042	3,761	202	3	254,840	3,758
SmallCap Value Fund II	—	—	158,603	1,430	288	3	158,315	1,427

		$ 129,876		$ 74,350		$ 67,940		$ 133,070

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ —		$ (2,634)			$ —
Diversified International Account		275			(670)			—
Equity Income Account		988			(283)			—
Global Real Estate Securities Fund		21			—			3
Government & High Quality Bond Account		19			—			—
High Yield Fund		441			659			—
International Emerging Markets Account		42			(232)			—
LargeCap Blend Fund II		59			—			—
LargeCap Growth Account		7			871			—
LargeCap Growth Fund II		51			(1,105)			34
LargeCap Value Account III		239			(227)			—
MidCap Blend Account		165			(48)			—
MidCap Growth Fund III		—			—			—
Money Market Account		—			—			—
Principal Capital Appreciation Account		265			(21)			328
Real Estate Securities Account		78			(1,014)			—
Short-Term Income Account		—			4			—
SmallCap Growth Account II		—			1,838			—
SmallCap Growth Fund I		—			—			—
SmallCap Value Account I		8			(354)			—
SmallCap Value Fund		34			—			—
SmallCap Value Fund II		6			—			—
	$ 2,698		$ (3,216)			$ 365
All dollar amounts are shown in thousands (000's)

See accompanying notes

106

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 92.84%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Aerospace & Defense - 0.54%			Beverages - 1.01%
Boeing Co/The			Anheuser-Busch InBev Worldwide Inc
1.88%, 11/20/2012	$ 800	$ 814	2.50%, 3/26/2013	$ 1,000	$ 1,023
General Dynamics Corp			PepsiCo Inc/NC
1.80%, 7/15/2011	400	404	3.10%, 1/15/2015	1,200	1,252
		$ 1,218			$ 2,275
Automobile Asset Backed Securities - 0.26%			Chemicals - 4.68%
Ford Credit Auto Lease Trust			Air Products & Chemicals Inc
1.04%, 3/15/2013(a)	116	116	4.15%, 2/1/2013	200	210
Ford Credit Auto Owner Trust			Airgas Inc
3.96%, 4/15/2012	142	143	3.25%, 10/1/2015	3,000	2,963
5.47%, 9/15/2012(b)	200	205	Dow Chemical Co/The
Nissan Auto Receivables Owner Trust			7.60%, 5/15/2014	1,750	2,018
4.28%, 7/15/2013	120	122	EI du Pont de Nemours & Co
		$ 586	3.25%, 1/15/2015	625	649
Automobile Floor Plan Asset Backed Securities - 0.09%			5.00%, 7/15/2013	500	547
Nissan Master Owner Trust Receivables			PPG Industries Inc
1.41%, 1/15/2015(a),(b)	200	202	5.75%, 3/15/2013	2,000	2,171
			Praxair Inc
Banks - 17.72%			1.75%, 11/15/2012	2,000	2,026
American Express Bank FSB					$ 10,584
5.50%, 4/16/2013	2,000	2,156	Commercial Services - 0.97%
Bank of America Corp			Western Union Co/The
4.50%, 4/1/2015	1,750	1,779	5.40%, 11/17/2011	800	831
6.25%, 4/15/2012	250	263	Yale University
Bank of New York Mellon Corp/The			2.90%, 10/15/2014	1,330	1,372
2.95%, 6/18/2015	3,060	3,099			$ 2,203
Barclays Bank PLC			Computers - 2.57%
2.50%, 1/23/2013	2,125	2,160	Hewlett-Packard Co
Citigroup Inc			1.25%, 9/13/2013	3,500	3,500
5.50%, 8/27/2012	700	742	4.25%, 2/24/2012	750	779
5.50%, 4/11/2013	450	479	International Business Machines Corp
6.00%, 12/13/2013	2,000	2,185	2.10%, 5/6/2013	1,500	1,536
6.50%, 8/19/2013	1,000	1,098			$ 5,815
Commonwealth Bank of Australia			Diversified Financial Services - 14.12%
3.75%, 10/15/2014(a)	1,750	1,815	American Express Credit Corp
Goldman Sachs Group Inc/The			2.75%, 9/15/2015	1,000	984
3.70%, 8/1/2015	1,000	1,019	5.88%, 5/2/2013	1,000	1,087
5.25%, 10/15/2013	1,000	1,082	American Honda Finance Corp
6.00%, 5/1/2014	1,300	1,432	1.63%, 9/20/2013(a)	1,500	1,503
6.88%, 1/15/2011	525	526	2.38%, 3/18/2013(a)	900	915
JP Morgan Chase & Co			4.63%, 4/2/2013(a)	1,000	1,065
2.20%, 6/15/2012	1,000	1,023	BlackRock Inc
3.70%, 1/20/2015	2,400	2,484	2.25%, 12/10/2012	3,000	3,068
5.38%, 10/1/2012	750	805	Caterpillar Financial Services Corp
5.60%, 6/1/2011	600	613	4.85%, 12/7/2012	325	349
Morgan Stanley			Countrywide Financial Corp
1.95%, 6/20/2012	500	510	5.80%, 6/7/2012	975	1,026
3.45%, 11/2/2015	500	488	ERAC USA Finance LLC
5.63%, 1/9/2012	500	522	2.75%, 7/1/2013(a)	2,750	2,799
6.00%, 5/13/2014	1,500	1,621	5.60%, 5/1/2015(a)	750	818
6.00%, 4/28/2015	500	542	5.80%, 10/15/2012(a)	500	536
PNC Funding Corp			FMR LLC
3.00%, 5/19/2014	550	560	4.75%, 3/1/2013(a)	3,000	3,151
Regions Bank/Birmingham AL			Franklin Resources Inc
3.25%, 12/9/2011	500	513	2.00%, 5/20/2013	2,500	2,534
Santander US Debt SA Unipersonal			General Electric Capital Corp
2.49%, 1/18/2013(a)	1,250	1,210	2.80%, 1/8/2013	850	869
US Bancorp			3.50%, 6/29/2015	500	509
1.38%, 9/13/2013	2,000	1,999	3.75%, 11/14/2014	765	791
2.00%, 6/14/2013	750	761	4.80%, 5/1/2013	150	160
Wachovia Corp			5.25%, 10/19/2012	675	721
5.35%, 3/15/2011	350	353	5.72%, 8/22/2011	800	822
Wells Fargo & Co			Jefferies Group Inc
3.63%, 4/15/2015	1,350	1,400	5.88%, 6/8/2014	1,500	1,613
4.38%, 1/31/2013	750	794	John Deere Capital Corp
Westpac Banking Corp			4.95%, 12/17/2012	775	836
2.25%, 11/19/2012	2,000	2,046	MassMutual Global Funding II
3.00%, 8/4/2015	2,000	2,010	2.30%, 9/28/2015(a)	1,500	1,463
		$ 40,089

See accompanying notes

107

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Diversified Financial Services (continued)			Home Equity Asset Backed Securities (continued)
PACCAR Financial Corp			Residential Asset Securities Corp (continued)
1.95%, 12/17/2012	$ 1,000 $	1,018	4.59%, 8/25/2031	$ 46 $	45
2.05%, 6/17/2013	2,500	2,544		$ 4,993
Toyota Motor Credit Corp			Insurance - 5.23%
3.20%, 6/17/2015	750	775	Aspen Insurance Holdings Ltd
	$ 31,956		6.00%, 8/15/2014	200	212
Electric - 3.17%			Berkshire Hathaway Inc
Commonwealth Edison Co			0.83%, 2/11/2013(b)	1,100	1,106
5.40%, 12/15/2011	750	782	2.13%, 2/11/2013	1,250	1,277
7.50%, 7/1/2013	250	285	3.20%, 2/11/2015	550	568
Duke Energy Ohio Inc			Fidelity National Financial Inc
2.10%, 6/15/2013	2,000	2,039	7.30%, 8/15/2011	600	617
LG&E and KU Energy LLC			MetLife Inc
2.13%, 11/15/2015(a)	500	480	2.38%, 2/6/2014	1,500	1,507
Nisource Finance Corp			Metropolitan Life Global Funding I
6.15%, 3/1/2013	500	545	2.50%, 1/11/2013(a)	725	741
Oncor Electric Delivery Co LLC			2.88%, 9/17/2012(a)	250	256
5.95%, 9/1/2013	1,250	1,384	5.13%, 6/10/2014(a)	750	816
6.38%, 5/1/2012	750	798	New York Life Global Funding
Virginia Electric and Power Co			2.25%, 12/14/2012(a)	750	768
5.10%, 11/30/2012	800	860	3.00%, 5/4/2015(a)	750	766
	$ 7,173		4.65%, 5/9/2013(a)	1,000	1,075
Electronics - 0.76%			5.25%, 10/16/2012(a)	750	807
Thermo Fisher Scientific Inc			Prudential Financial Inc
2.15%, 12/28/2012	1,680	1,709	3.63%, 9/17/2012	750	778
			5.15%, 1/15/2013	500	533
Environmental Control - 0.22%				$ 11,827
Allied Waste North America Inc			Iron & Steel - 0.58%
5.75%, 2/15/2011	500	502	Nucor Corp
			5.00%, 12/1/2012	1,230	1,319
Finance - Mortgage Loan/Banker - 2.22%
Fannie Mae			Manufactured Housing Asset Backed Securities - 0.04%
1.38%, 4/28/2011	5,000	5,019	Green Tree Financial Corp
			7.70%, 9/15/2026(c)	65	61
Food - 1.06%			Mid-State Trust
Corn Products International Inc			8.33%, 4/1/2030(c)	35	36
3.20%, 11/1/2015	1,500	1,505		$ 97
General Mills Inc			Media - 1.08%
8.02%, 2/5/2013	350	394	DirecTV Holdings LLC / DirecTV Financing Co
Sara Lee Corp			Inc
2.75%, 9/15/2015	500	495	6.38%, 6/15/2015	1,350	1,396
	$ 2,394		Time Warner Cable Inc
Gas - 0.47%			5.40%, 7/2/2012	500	531
Florida Gas Transmission Co LLC			Walt Disney Co/The
4.00%, 7/15/2015(a)	500	516	4.70%, 12/1/2012	475	509
Sempra Energy				$ 2,436
6.00%, 2/1/2013	500	542	Mining - 1.10%
	$ 1,058		Anglo American Capital PLC
Healthcare - Services - 0.19%			2.15%, 9/27/2013(a)	1,500	1,513
UnitedHealth Group Inc			Rio Tinto Finance USA Ltd
4.88%, 2/15/2013	400	426	1.88%, 11/2/2015	500	481
			Vulcan Materials Co
Home Equity Asset Backed Securities - 2.21%			5.60%, 11/30/2012	475	502
ACE Securities Corp				$ 2,496
0.60%, 5/25/2035(b)	1,091	1,009	Miscellaneous Manufacturing - 0.90%
0.71%, 4/25/2035(b)	997	982	Cargill Inc
Aegis Asset Backed Securities Trust			5.20%, 1/22/2013(a)	1,500	1,618
0.74%, 3/25/2035(b)	853	844	Honeywell International Inc
Bayview Financial Acquisition Trust			4.25%, 3/1/2013	400	428
6.04%, 11/28/2036	928	955		$ 2,046
Home Equity Asset Trust			Mortgage Backed Securities - 9.25%
0.69%, 10/25/2035(b)	335	333	Adjustable Rate Mortgage Trust
Mastr Asset Backed Securities Trust			0.83%, 2/25/2035(b)	22	20
0.32%, 11/25/2036(b)	20	20	1.06%, 3/25/2035(b)	347	345
New Century Home Equity Loan Trust			Banc of America Alternative Loan Trust
4.76%, 11/25/2033	77	75	5.00%, 12/25/2018	776	796
Residential Asset Securities Corp			Banc of America Funding Corp
4.47%, 3/25/2032	745	730	0.34%, 7/20/2036(b)	190	189

See accompanying notes

108

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas - 3.04%
Banc of America Mortgage Securities Inc			Apache Corp
4.75%, 2/25/2035	$ 347 $	351	6.25%, 4/15/2012	$ 600 $	639
5.00%, 2/25/2020	573	578	BP Capital Markets PLC
5.00%, 8/25/2020	248	254	3.13%, 10/1/2015	1,000	999
5.00%, 5/25/2034	396	396	3.63%, 5/8/2014	1,500	1,546
5.25%, 10/25/2034	289	292	5.25%, 11/7/2013	2,000	2,146
BCAP LLC Trust			Shell International Finance BV
5.25%, 6/26/2037(a)	436	437	3.10%, 6/28/2015	750	770
Bear Stearns Alt-A Trust			Total Capital SA
0.54%, 7/25/2035(b)	16	8	3.00%, 6/24/2015	750	766
Bear Stearns Commercial Mortgage Securities				$ 6,866
7.00%, 5/20/2030	152	159	Oil & Gas Services - 0.39%
Chase Mortgage Finance Corp			Smith International Inc
5.00%, 3/25/2018	300	299	8.63%, 3/15/2014	750	889
5.50%, 5/25/2035	164	168
Citicorp Mortgage Securities Inc			Other Asset Backed Securities - 2.79%
4.50%, 9/25/2034(b)	389	390	Carrington Mortgage Loan Trust
5.25%, 2/25/2035	431	438	0.54%, 12/25/2035(b)	500	466
Countrywide Alternative Loan Trust			Countrywide Asset-Backed Certificates
6.00%, 2/25/2017	299	304	0.33%, 5/25/2028(b)	285	280
Countrywide Asset-Backed Certificates			0.66%, 8/25/2034(b)	1,602	1,575
0.54%, 11/25/2035(b)	12	11	0.91%, 12/25/2034(b)	1,937	1,899
Countrywide Home Loan Mortgage Pass Through			First Franklin Mortgage Loan Asset Backed
Trust			Certificates
4.50%, 8/25/2033	341	343	0.54%, 10/25/2035(b)	1,770	1,730
4.75%, 1/25/2019	489	495	Green Tree Home Improvement Loan Trust
4.75%, 1/25/2019	498	493	7.45%, 9/15/2025(c)	6	5
5.00%, 11/25/2018	827	847	Marriott Vacation Club Owner Trust
5.00%, 9/25/2019	444	458	5.81%, 10/20/2029(a)	65	68
5.00%, 6/25/2034	501	510	Merrill Lynch First Franklin Mortgage Loan Trust
5.00%, 8/25/2034	379	382	0.96%, 10/25/2037(b)	293	287
5.25%, 10/25/2034	838	834		$ 6,310
Fannie Mae			Pharmaceuticals - 2.46%
0.56%, 2/25/2032(b)	45	45	Abbott Laboratories
5.00%, 11/25/2035	236	251	2.70%, 5/27/2015	1,500	1,529
6.00%, 2/25/2031	1,397	1,427	5.15%, 11/30/2012	500	541
Freddie Mac			Novartis Capital Corp
0.66%, 7/15/2023(b)	218	218	1.90%, 4/24/2013	1,400	1,422
0.71%, 6/15/2023(b)	48	49	2.90%, 4/24/2015	500	514
4.50%, 5/15/2030	44	44	Pfizer Inc
6.00%, 9/15/2029	421	430	4.45%, 3/15/2012	1,500	1,565
Ginnie Mae				$ 5,571
4.50%, 8/20/2032	154	162	Pipelines - 1.26%
GMAC Mortgage Corp Loan Trust			Enterprise Products Operating LLC
5.25%, 7/25/2034	153	158	3.70%, 6/1/2015	1,250	1,289
GSR Mortgage Loan Trust			Plains All American Pipeline LP / PAA Finance
5.00%, 8/25/2019	582	599	Corp
Mastr Adjustable Rate Mortgages Trust			3.95%, 9/15/2015	1,500	1,550
0.70%, 8/25/2034(b)	406	400
				$ 2,839
MASTR Alternative Loans Trust
5.00%, 9/25/2019	1,388	1,398	Publicly Traded Investment Fund - 0.45%
			CDP Financial Inc
MASTR Asset Securitization Trust			3.00%, 11/25/2014(a)	1,000	1,016
0.76%, 1/25/2034(b)	188	185
5.25%, 12/25/2033	3,040	3,140
Residential Accredit Loans Inc			Real Estate - 1.64%
			WCI Finance LLC / WEA Finance LLC
5.00%, 3/25/2019	496	499	5.40%, 10/1/2012(a)	2,500	2,650
6.00%, 11/25/2032	197	199	WT Finance Aust Pty Ltd / Westfield Capital /
Structured Asset Securities Corp			WEA Finance LLC
4.50%, 2/25/2033	153	157	5.13%, 11/15/2014(a)	1,000	1,063
WaMu Mortgage Pass Through Certificates
0.51%, 11/25/2045(b)	6	6		$ 3,713
Wells Fargo Mortgage Backed Securities Trust			REITS - 6.94%
4.50%, 8/25/2018	379	392	Arden Realty LP
4.75%, 11/25/2018	296	306	5.25%, 3/1/2015	500	526
4.75%, 12/25/2018	241	243	AvalonBay Communities Inc
5.00%, 11/25/2020	87	90	5.50%, 1/15/2012	2,750	2,862
5.50%, 5/25/2035	630	634	Duke Realty LP
5.75%, 10/25/2036(b)	108	108	6.25%, 5/15/2013	750	806
			ERP Operating LP
	$ 20,937		5.50%, 10/1/2012	700	747

See accompanying notes

109

Schedule of Investments
Short-Term Income Account
December 31, 2010

	Principal			Principal
	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
BONDS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
REITS (continued)			Federal National Mortgage Association (FNMA) (continued)
ERP Operating LP (continued)			3.05%, 11/1/2022(b),(e)	$ 1	$ 1
6.63%, 3/15/2012	$ 2,000	$ 2,127	4.00%, 3/1/2011(e)	13	13
Health Care REIT Inc			4.00%, 5/1/2019(e)	347	361
5.88%, 5/15/2015	1,000	1,090	4.39%, 1/1/2019(b),(e)	1	1
6.00%, 11/15/2013	2,500	2,737	4.50%, 5/1/2011(e)	21	21
Healthcare Realty Trust Inc			4.50%, 7/1/2011(e)	47	47
5.13%, 4/1/2014	1,250	1,309	4.58%, 11/1/2035(b),(e)	6	6
Nationwide Health Properties Inc			5.61%, 4/1/2019(b),(e)	3	3
6.25%, 2/1/2013	2,500	2,682	6.50%, 1/1/2014(e)	12	13
6.50%, 7/15/2011	800	822	6.50%, 1/1/2014(e)	11	12
		$ 15,708	8.00%, 5/1/2027(e)	59	67
Retail - 1.11%			8.50%, 11/1/2017(e)	6	7
Wal-Mart Stores Inc					$ 1,376
1.50%, 10/25/2015	1,000	958	Government National Mortgage Association (GNMA) - 0.04%
2.88%, 4/1/2015	1,000	1,026	9.00%, 12/15/2020	6	6
3.20%, 5/15/2014	500	523	9.00%, 4/20/2025	1	1
		$ 2,507	10.00%, 9/15/2018	4	5
Savings & Loans - 0.00%			10.00%, 9/15/2018	4	4
Washington Mutual Bank / Henderson NV			10.00%, 2/15/2019	29	33
0.00%, 1/15/2013(d)	200	—	10.00%, 5/15/2020	13	15
			10.00%, 6/15/2020	9	11
Software - 0.42%			10.00%, 12/15/2020	1	1
Microsoft Corp			10.00%, 2/15/2025	4	5
2.95%, 6/1/2014	500	521	10.00%, 4/15/2025	1	1
Oracle Corp			11.00%, 12/15/2015	1	2
3.75%, 7/8/2014	400	425	11.00%, 12/15/2015	3	3
		$ 946			$ 87
Student Loan Asset Backed Securities - 0.25%			U.S. Treasury - 0.18%
SLM Student Loan Trust			1.00%, 12/31/2011(f)	396	399
1.60%, 10/25/2016(b)	566	573
			U.S. Treasury Bill - 0.00%
Telecommunications - 1.24%			0.33%, 2/10/2011(f),(g)	10	10
AT&T Inc
2.50%, 8/15/2015	1,000	997	TOTAL U.S. GOVERNMENT &
4.95%, 1/15/2013	475	509	GOVERNMENT AGENCY OBLIGATIONS		$ 3,708
Verizon New Jersey Inc				Maturity
5.88%, 1/17/2012	1,250	1,309		Amount
		$ 2,815	REPURCHASE AGREEMENTS - 1.86%	(000's)	Value (000's)
Textiles - 0.22%			Banks - 1.86%
Mohawk Industries Inc			Investment in Joint Trading Account; Credit Suisse $	1,513	$ 1,513
7.20%, 4/15/2012	475	503	Repurchase Agreement; 0.15% dated
			12/31/10 maturing 01/03/11 (collateralized by
Transportation - 0.19%			US Treasury Note; $1,543,556; 2.25%; dated
United Parcel Service Inc			01/31/15)
4.50%, 1/15/2013	400	428	Investment in Joint Trading Account; Deutsche	432	432
			Bank Repurchase Agreement; 0.22% dated
TOTAL BONDS		$ 210,044	12/31/10 maturing 01/03/11 (collateralized by
	Principal		Sovereign Agency Issues; $441,016; 0.00% -
U.S. GOVERNMENT & GOVERNMENT	Amount		3.00%; dated 09/16/14 - 10/15/20)
AGENCY OBLIGATIONS - 1.64%	(000's)	Value (000's)	Investment in Joint Trading Account; Merrill	1,729	1,730
Federal Home Loan Mortgage Corporation (FHLMC) - 0.81%			Lynch Repurchase Agreement; 0.15% dated
2.68%, 9/1/2035(b),(e)	$ 102	$ 106	12/31/10 maturing 01/03/11 (collateralized by
2.69%, 11/1/2021(b),(e)	3	3	Sovereign Agency Issues; $1,764,063; 0.00%;
5.50%, 11/1/2017(e)	1,541	1,661	dated 04/15/15 - 01/15/21)
6.00%, 5/1/2017(e)	57	62	Investment in Joint Trading Account; Morgan	540	541
9.50%, 8/1/2016(e)	4	4	Stanley Repurchase Agreement; 0.12% dated
		$ 1,836	12/31/10 maturing 01/03/11 (collateralized by
Federal National Mortgage Association (FNMA) - 0.61%			Sovereign Agency Issues; $551,270; 1.98% -
1.92%, 4/1/2033(b),(e)	245	254	2.68%; dated 01/21/14 - 06/07/18)
2.62%, 1/1/2035(b),(e)	30	31			$ 4,216
2.63%, 2/1/2037(b),(e)	143	149	TOTAL REPURCHASE AGREEMENTS		$ 4,216
2.67%, 11/1/2032(b),(e)	19	19	Total Investments		$ 217,968
2.69%, 8/1/2034(b),(e)	49	52	Other Assets in Excess of Liabilities, Net - 3.66%		$ 8,277
2.72%, 7/1/2034(b),(e)	112	117	TOTAL NET ASSETS - 100.00%		$ 226,245
2.75%, 12/1/2033(b),(e)	34	34
2.76%, 2/1/2035(b),(e)	18	19
2.85%, 12/1/2032(b),(e)	59	61
2.88%, 1/1/2035(b),(e)	85	88

See accompanying notes

110

Schedule of Investments Short-Term Income Account December 31, 2010

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $30,183 or 13.34% of net assets.
(b)	Variable Rate. Rate shown is in effect at December 31, 2010.
(c)	Security is Illiquid
(d)	Non-Income Producing Security
(e)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $184 or 0.08% of net assets.
(g)	Rate shown is the discount rate of the original purchase.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 3,622
Unrealized Depreciation		(889)
Net Unrealized Appreciation (Depreciation)		$ 2,733
Cost for federal income tax purposes		$ 215,235
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		47 .97%
Mortgage Securities		10 .71%
Basic Materials		6 .36%
Consumer, Non-cyclical		5 .69%
Asset Backed Securities		5 .64%
Energy		4 .68%
Utilities		3 .64%
Technology		2 .99%
Industrial		2 .61%
Government		2 .40%
Communications		2 .32%
Consumer, Cyclical		1 .33%
Other Assets in Excess of Liabilities, Net		3 .66%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
US 5 Year Note; March 2011	Short	180	$ 21,538	$ 21,190	$ 348
$ 348

All dollar amounts are shown in thousands (000's)

See accompanying notes

111

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS - 89.63%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.12%			Banks (continued)
APAC Customer Services Inc (a)	1,314 $	8	SY Bancorp Inc	73 $	2
Harte-Hanks Inc	973	13	Texas Capital Bancshares Inc (a)	12,763	271
Marchex Inc	5,574	53	Trustco Bank Corp NY	159	1
	$ 74		Walker & Dunlop Inc (a)	10,662	108
Aerospace & Defense - 1.27%			Westamerica Bancorporation	329	18
Aerovironment Inc (a)	376	10		$ 1,205
Astronics Corp (a)	359	8	Beverages - 0.07%
Cubic Corp	279	13	Boston Beer Co Inc (a)	222	21
Esterline Technologies Corp (a)	4,317	296	Coca-Cola Bottling Co Consolidated	173	10
GenCorp Inc (a)	146	1	Peet's Coffee & Tea Inc (a)	301	12
HEICO Corp	809	41		$ 43
Kaman Corp	561	16	Biotechnology - 1.79%
National Presto Industries Inc	127	17	3SBio Inc ADR(a)	11,703	178
Teledyne Technologies Inc (a)	273	12	Acorda Therapeutics Inc (a)	989	27
Triumph Group Inc	3,858	345	Alnylam Pharmaceuticals Inc (a)	1,474	15
	$ 759		AMAG Pharmaceuticals Inc (a)	850	15
Agriculture - 0.03%			Ariad Pharmaceuticals Inc (a)	2,814	14
Cadiz Inc (a)	550	7	Arqule Inc (a)	1,715	10
Vector Group Ltd	652	11	BioCryst Pharmaceuticals Inc (a)	1,169	6
	$ 18		Celera Corp (a)	256	2
Airlines - 0.04%			Clinical Data Inc (a)	474	8
Alaska Air Group Inc (a)	82	4	Cubist Pharmaceuticals Inc (a)	1,485	32
Allegiant Travel Co	343	17	Emergent Biosolutions Inc (a)	732	17
Hawaiian Holdings Inc (a)	475	4	Enzo Biochem Inc (a)	1,143	6
	$ 25		Enzon Pharmaceuticals Inc (a)	1,219	15
			Exact Sciences Corp (a)	13,852	83
Apparel - 2.90%
Carter's Inc (a)	1,523	45	Exelixis Inc (a)	1,324	11
Cherokee Inc	312	6	Geron Corp (a)	2,488	13
CROCS Inc (a)	21,206	363	Halozyme Therapeutics Inc (a)	1,825	14
Deckers Outdoor Corp (a)	987	79	Immunogen Inc (a)	1,512	14
G-III Apparel Group Ltd (a)	6,853	241	Immunomedics Inc (a)	2,714	10
Maidenform Brands Inc (a)	7,698	183	Incyte Corp (a)	2,237	37
Oxford Industries Inc	570	15	Inovio Pharmaceuticals Inc (a)	1,944	2
RG Barry Corp	328	4	InterMune Inc (a)	1,175	43
Skechers U.S.A. Inc (a)	788	16	Ligand Pharmaceuticals Inc (a)	793	7
Steven Madden Ltd (a)	5,859	244	Maxygen Inc	118	—
Timberland Co/The (a)	741	18	Medicines Co/The (a)	1,187	17
True Religion Apparel Inc (a)	646	14	Micromet Inc (a)	22,380	182
Under Armour Inc (a)	902	49	Momenta Pharmaceuticals Inc (a)	1,027	15
Volcom Inc	751	14	NPS Pharmaceuticals Inc (a)	13,086	103
Warnaco Group Inc/The (a)	7,352	405	PDL BioPharma Inc	3,552	22
Wolverine World Wide Inc	1,261	40	Regeneron Pharmaceuticals Inc (a)	3,047	100
	$ 1,736		Seattle Genetics Inc (a)	2,118	32
Automobile Manufacturers - 0.82%			Sequenom Inc (a)	1,908	15
Wabash National Corp (a)	41,636	493	SuperGen Inc (a)	146	—
			Transcept Pharmaceuticals Inc (a)	165	1
			Vical Inc (a)	2,884	6
Automobile Parts & Equipment - 1.63%
American Axle & Manufacturing Holdings Inc (a)	1,524	20		$ 1,072
Amerigon Inc (a)	841	9	Building Materials - 0.27%
ArvinMeritor Inc (a)	2,596	53	Interline Brands Inc (a)	114	2
Cooper Tire & Rubber Co	1,578	37	LSI Industries Inc	14,858	126
Dana Holding Corp (a)	3,319	57	Quanex Building Products Corp	305	6
Dorman Products Inc (a)	291	11	Simpson Manufacturing Co Inc	833	26
Exide Technologies (a)	26,292	247		$ 160
Fuel Systems Solutions Inc (a)	547	16	Chemicals - 1.83%
Standard Motor Products Inc	184	3	Aceto Corp	14,057	127
Tenneco Inc (a)	1,347	55	Arch Chemicals Inc	373	14
Titan International Inc	14,108	276	Balchem Corp	729	25
Westport Innovations Inc (a)	10,193	189	Codexis Inc (a)	269	3
	$ 973		Ferro Corp (a)	976	14
Banks - 2.01%			Hawkins Inc	298	13
Arrow Financial Corp	25	1	Innophos Holdings Inc	206	8
Bank of the Ozarks Inc	3,954	171	KMG Chemicals Inc	206	3
Bridge Bancorp Inc	86	2	Kraton Performance Polymers Inc (a)	10,830	335
Cass Information Systems Inc	347	13	Minerals Technologies Inc	60	4
Cathay General Bancorp	9,904	165	NewMarket Corp	2,741	338
Columbia Banking System Inc	6,853	144	Olin Corp	1,025	21
First Financial Bankshares Inc	232	12	Omnova Solutions Inc (a)	1,844	16
Signature Bank/New York NY (a)	5,866	294	PolyOne Corp (a)	1,676	21
Suffolk Bancorp	108	3	Quaker Chemical Corp	336	14
			Rockwood Holdings Inc (a)	1,001	39

See accompanying notes

112

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Commercial Services (continued)
Solutia Inc (a)	3,137 $	72	Rollins Inc	1,452 $	29
Stepan Co	202	15	Rural/Metro Corp (a)	729	11
WR Grace & Co (a)	464	16	Sotheby's	1,718	77
	$ 1,098		Standard Parking Corp (a)	640	12
Coal - 0.22%			Steiner Leisure Ltd (a)	377	18
Cloud Peak Energy Inc (a)	4,547	106	SuccessFactors Inc (a)	11,128	322
Hallador Energy Co	141	1	Team Health Holdings Inc (a)	633	10
James River Coal Co (a)	560	14	Team Inc (a)	49	1
L&L Energy Inc (a)	726	8	TeleTech Holdings Inc (a)	735	15
	$ 129		TNS Inc (a)	684	14
			Transcend Services Inc (a)	10,449	204
Commercial Services - 5.95%
ABM Industries Inc	581	15	TrueBlue Inc (a)	770	14
Administaff Inc	600	18	Universal Technical Institute Inc	480	11
Advance America Cash Advance Centers Inc	256	1	Valassis Communications Inc (a)	1,277	41
Advisory Board Co/The (a)	426	20	Volt Information Sciences Inc (a)	563	5
American Public Education Inc (a)	3,407	127	Wright Express Corp (a)	1,018	47
American Reprographics Co (a)	195	1		$ 3,560
Arbitron Inc	677	28	Computers - 3.32%
Avis Budget Group Inc (a)	2,809	44	3D Systems Corp (a)	502	16
Barrett Business Services Inc	220	3	CACI International Inc (a)	85	5
Bridgepoint Education Inc (a)	805	15	Cogo Group Inc (a)	17,984	159
Capella Education Co (a)	382	25	Compellent Technologies Inc (a)	521	14
Cardtronics Inc (a)	11,174	198	Digimarc Corp (a)	267	8
CBIZ Inc (a)	925	6	Electronics for Imaging Inc (a)	10,829	155
Cenveo Inc (a)	2,272	12	Fortinet Inc (a)	8,269	268
Chemed Corp	583	37	iGate Corp	597	12
Consolidated Graphics Inc (a)	243	12	Insight Enterprises Inc (a)	413	5
Corinthian Colleges Inc (a)	8,222	43	Jack Henry & Associates Inc	2,234	65
Corporate Executive Board Co	945	35	LivePerson Inc (a)	1,165	13
Corvel Corp (a)	291	14	Magma Design Automation Inc (a)	2,458	12
CoStar Group Inc (a)	463	27	Manhattan Associates Inc (a)	584	18
CPI Corp	207	5	Maxwell Technologies Inc (a)	591	11
Deluxe Corp	1,329	31	Mentor Graphics Corp (a)	1,009	12
Dollar Financial Corp (a)	643	18	Mercury Computer Systems Inc (a)	106	2
Dollar Thrifty Automotive Group Inc (a)	790	37	MTS Systems Corp	373	14
ExlService Holdings Inc (a)	9,366	201	NCI Inc (a)	267	6
Forrester Research Inc	364	13	Netscout Systems Inc (a)	786	18
Geo Group Inc/The (a)	930	23	Quantum Corp (a)	4,403	16
Global Cash Access Holdings Inc (a)	1,727	6	Radiant Systems Inc (a)	28,648	562
Grand Canyon Education Inc (a)	796	16	Radisys Corp (a)	670	6
Great Lakes Dredge & Dock Corp	791	6	Riverbed Technology Inc (a)	12,962	456
Hackett Group Inc/The (a)	17,979	63	SMART Modular Technologies WWH Inc (a)	1,204	7
Healthcare Services Group Inc	1,810	29	Spansion Inc (a)	498	10
Heartland Payment Systems Inc	828	13	SRA International Inc (a)	135	3
Hill International Inc (a)	252	2	STEC Inc (a)	919	16
HMS Holdings Corp (a)	693	45	Stratasys Inc (a)	471	15
Huron Consulting Group Inc (a)	274	7	Super Micro Computer Inc (a)	951	11
ICF International Inc (a)	232	6	SYKES Enterprises Inc (a)	183	4
K12 Inc (a)	572	16	Synaptics Inc (a)	959	28
Kelly Services Inc (a)	114	2	Syntel Inc	343	16
Kendle International Inc (a)	36	—	Unisys Corp (a)	451	12
Kenexa Corp (a)	593	13	Xyratex Ltd (a)	853	14
Kforce Inc (a)	26,511	429		$ 1,989
Korn/Ferry International (a)	9,185	212	Consumer Products - 0.04%
Landauer Inc	242	15	American Greetings Corp	95	2
Lincoln Educational Services Corp	640	10	Ennis Inc	206	3
MAXIMUS Inc	448	29	Kid Brands Inc (a)	101	1
McGrath Rentcorp	397	10	Oil-Dri Corp of America	37	1
Medifast Inc (a)	557	16	Summer Infant Inc (a)	416	3
MedQuist Inc	457	4	WD-40 Co	389	16
Monro Muffler Brake Inc	6,102	211		$ 26
Multi-Color Corp	25	1	Cosmetics & Personal Care - 0.02%
National American University Holdings Inc	301	2	Inter Parfums Inc	590	11
National Research Corp	66	2	Revlon Inc (a)	217	2
Navigant Consulting Inc (a)	451	4		$ 13
On Assignment Inc (a)	156	1
			Distribution & Wholesale - 1.97%
Parexel International Corp (a)	17,071	363	Beacon Roofing Supply Inc (a)	1,257	22
PDI Inc (a)	13,842	146	BMP Sunstone Corp (a)	207	2
Pre-Paid Legal Services Inc (a)	191	12	Brightpoint Inc (a)	1,912	17
Providence Service Corp/The (a)	534	9	Chindex International Inc (a)	224	4
Resources Connection Inc	1,052	20	Core-Mark Holding Co Inc (a)	60	2

See accompanying notes

113

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Distribution & Wholesale (continued)			Electronics (continued)
MWI Veterinary Supply Inc (a)	8,771 $	554	Park Electrochemical Corp	525 $	16
Owens & Minor Inc	1,271	37	Plexus Corp (a)	919	29
Pool Corp	1,258	28	Pulse Electronics Corp	1,581	8
School Specialty Inc (a)	272	4	Rofin-Sinar Technologies Inc (a)	366	13
Titan Machinery Inc (a)	165	3	Sanmina-SCI Corp (a)	2,251	26
United Stationers Inc (a)	420	27	Sonic Solutions Inc (a)	10,017	150
Watsco Inc	628	40	Spectrum Control Inc (a)	182	3
WESCO International Inc (a)	8,330	440	Viasystems Group Inc (a)	121	3
	$ 1,180		Watts Water Technologies Inc	109	4
Diversified Financial Services - 0.70%			Woodward Governor Co	1,681	63
Artio Global Investors Inc	1,016	15	Zygo Corp (a)	108	1
BGC Partners Inc	1,557	13		$ 1,991
Cohen & Steers Inc	580	15	Energy - Alternate Sources - 0.66%
Credit Acceptance Corp (a)	223	14	Clean Energy Fuels Corp (a)	897	12
Diamond Hill Investment Group Inc	90	7	FuelCell Energy Inc (a)	70,581	163
Duff & Phelps Corp	720	12	Headwaters Inc (a)	15,857	73
Epoch Holding Corp	459	7	JA Solar Holdings Co Ltd ADR(a)	21,080	146
Evercore Partners Inc - Class A	5,045	171		$ 394
GFI Group Inc	1,566	7	Engineering & Construction - 0.44%
KBW Inc	539	15	Argan Inc (a)	49	—
MarketAxess Holdings Inc	754	16	Exponent Inc (a)	360	14
Nelnet Inc	86	2	Insituform Technologies Inc (a)	931	25
optionsXpress Holdings Inc	953	15	Michael Baker Corp (a)	37	1
Portfolio Recovery Associates Inc (a)	449	34	Mistras Group Inc (a)	596	8
Pzena Investment Management Inc	298	2	Tutor Perini Corp	9,873	211
Stifel Financial Corp (a)	698	43	VSE Corp	88	3
Virtus Investment Partners Inc (a)	185	8		$ 262
Westwood Holdings Group Inc	217	9	Entertainment - 0.84%
World Acceptance Corp (a)	216	12	Bluegreen Corp (a)	18,922	61
	$ 417		National CineMedia Inc	1,346	27
Electric - 0.02%			Shuffle Master Inc (a)	36,510	418
Ameresco Inc (a)	184	3		$ 506
EnerNOC Inc (a)	425	10	Environmental
			Control - 0.52%
	$ 13		Calgon Carbon Corp (a)	1,278	19
Electrical Components & Equipment - 1.89%			Clean Harbors Inc (a)	636	54
A123 Systems Inc (a)	1,581	15	Darling International Inc (a)	1,521	20
Advanced Battery Technologies Inc (a)	1,533	6	Mine Safety Appliances Co	426	13
American Superconductor Corp (a)	10,450	299	Tetra Tech Inc (a)	7,653	192
Belden Inc	1,290	48	US Ecology Inc	690	12
Coleman Cable Inc (a)	291	2		$ 310
EnerSys (a)	368	12
			Food - 1.15%
Generac Holdings Inc (a)	270	4	Arden Group Inc	48	4
GrafTech International Ltd (a)	3,323	66	B&G Foods Inc	1,089	15
Graham Corp	1,020	20	Calavo Growers Inc	436	10
Littelfuse Inc	531	25	Cal-Maine Foods Inc	512	16
Power-One Inc (a)	26,579	271	Diamond Foods Inc	8,353	444
PowerSecure International Inc (a)	10,566	82	Fresh Market Inc/The (a)	470	19
Satcon Technology Corp (a)	38,559	174	J&J Snack Foods Corp	330	16
Universal Display Corp (a)	3,496	107	Lancaster Colony Corp	490	28
	$ 1,131		Pilgrim's Pride Corp (a)	815	6
Electronics - 3.33%			Ruddick Corp	580	21
American Science & Engineering Inc	248	21	Sanderson Farms Inc	518	20
Analogic Corp	3,077	153	Senomyx Inc (a)	1,563	11
Badger Meter Inc	338	15	Snyders-Lance Inc	656	16
Ballantyne Strong Inc (a)	10,347	80	Tootsie Roll Industries Inc	545	16
Benchmark Electronics Inc (a)	230	4	United Natural Foods Inc (a)	1,214	45
Checkpoint Systems Inc (a)	644	13	Village Super Market Inc	116	4
Coherent Inc (a)	493	22		$ 691
CTS Corp	377	4	Forest Products & Paper - 0.71%
Daktronics Inc	11,522	183	Clearwater Paper Corp (a)	220	17
DDi Corp	510	6	Deltic Timber Corp	239	13
Dionex Corp (a)	455	54	Neenah Paper Inc	279	6
FARO Technologies Inc (a)	13,155	432	Potlatch Corp	522	17
FEI Co (a)	402	11	Schweitzer-Mauduit International Inc	5,809	366
II-VI Inc (a)	9,492	441	Verso Paper Corp (a)	594	2
LaBarge Inc (a)	406	6	Xerium Technologies Inc (a)	252	4
Methode Electronics Inc	827	11		$ 425
Multi-Fineline Electronix Inc (a)	371	10
Newport Corp (a)	10,725	186	Gas - 0.02%
NVE Corp (a)	194	11	South Jersey Industries Inc	206	11
OSI Systems Inc (a)	341	12

See accompanying notes

114

Schedule of Investments SmallCap Growth Account II December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Hand & Machine Tools - 0.14%			Healthcare - Products (continued)
Baldor Electric Co	1,003 $	63	Young Innovations Inc	81 $	3
Franklin Electric Co Inc	589	23	Zoll Medical Corp (a)	535	20
	$ 86			$ 3,180
Healthcare - Products - 5.31%			Healthcare - Services - 1.48%
Abaxis Inc (a)	503	14	Air Methods Corp (a)	3,123	176
ABIOMED Inc (a)	1,265	12	Alliance HealthCare Services Inc (a)	1,004	4
Accuray Inc (a)	2,032	14	Allied Healthcare International Inc (a)	332	1
Affymetrix Inc (a)	12,980	65	Almost Family Inc (a)	331	13
Align Technology Inc (a)	1,513	30	Amedisys Inc (a)	726	24
American Medical Systems Holdings Inc (a)	1,925	36	America Service Group Inc	341	5
ArthroCare Corp (a)	696	22	American Dental Partners Inc (a)	36	—
Atrion Corp	64	11	AMERIGROUP Corp (a)	277	12
BioMimetic Therapeutics Inc (a)	16,211	206	Bio-Reference Labs Inc (a)	15,873	353
Bruker BioSciences Corp (a)	10,472	174	Continucare Corp (a)	885	4
Caliper Life Sciences Inc (a)	53,383	339	Ensign Group Inc/The	528	13
CardioNet Inc (a)	232	1	Gentiva Health Services Inc (a)	402	11
Cardiovascular Systems Inc (a)	7,211	84	Healthsouth Corp (a)	2,244	46
Cepheid Inc (a)	1,511	34	IPC The Hospitalist Co Inc (a)	412	16
Cerus Corp (a)	1,502	4	LHC Group Inc (a)	632	19
Conceptus Inc (a)	827	11	Metropolitan Health Networks Inc (a)	1,649	7
CryoLife Inc (a)	110	1	Molina Healthcare Inc (a)	5,598	156
Cutera Inc (a)	5,893	49	Neostem Inc (a)	1,098	2
Cyberonics Inc (a)	707	22	RehabCare Group Inc (a)	171	4
Delcath Systems Inc (a)	977	10	Sunrise Senior Living Inc (a)	2,307	13
DexCom Inc (a)	1,310	18	US Physical Therapy Inc (a)	364	7
Endologix Inc (a)	2,005	14		$ 886
Exactech Inc (a)	236	4	Holding Companies - Diversified - 0.00%
Genomic Health Inc (a)	583	12	Primoris Services Corp	102	1
Haemonetics Corp (a)	638	40
Hanger Orthopedic Group Inc (a)	510	11	Home Furnishings - 0.39%
Hansen Medical Inc (a)	1,720	3	DTS Inc/CA (a)	389	19
HeartWare International Inc (a)	3,354	294	Select Comfort Corp (a)	1,192	11
ICU Medical Inc (a)	110	4	Tempur-Pedic International Inc (a)	4,482	180
Immucor Inc (a)	1,777	35	TiVo Inc (a)	2,571	22
Insulet Corp (a)	914	14		$ 232
Integra LifeSciences Holdings Corp (a)	534	25
			Insurance - 0.33%
Invacare Corp	61	2	American Safety Insurance Holdings Ltd (a)	7,288	156
IRIS International Inc (a)	671	7	CNO Financial Group Inc (a)	705	5
Kensey Nash Corp (a)	302	8	Crawford & Co	966	3
LCA-Vision Inc (a)	726	4	eHealth Inc (a)	968	14
Luminex Corp (a)	853	16	First American Financial Corp	243	3
Masimo Corp	1,320	38	Life Partners Holdings Inc	264	5
Medtox Scientific Inc	5,589	73	Tower Group Inc	499	13
MELA Sciences Inc (a)	1,021	3
Merge Healthcare Inc (a)	2,090	8		$ 199
			Internet - 6.27%
Meridian Bioscience Inc	1,034	24	AboveNet Inc	6,236	365
Merit Medical Systems Inc (a)	1,034	16	Ancestry.com Inc (a)	474	13
Natus Medical Inc (a)	1,153	16	Art Technology Group Inc (a)	4,123	25
NuVasive Inc (a)	992	25	Blue Coat Systems Inc (a)	1,178	35
NxStage Medical Inc (a)	9,417	235	Blue Nile Inc (a)	336	19
Orthofix International NV (a)	464	13	Cogent Communications Group Inc (a)	1,134	16
PSS World Medical Inc (a)	1,453	33	comScore Inc (a)	516	12
Rochester Medical Corp (a)	414	5	Constant Contact Inc (a)	643	20
Sirona Dental Systems Inc (a)	2,629	110	DealerTrack Holdings Inc (a)	759	15
Solta Medical Inc (a)	709	2	Dice Holdings Inc (a)	653	9
SonoSite Inc (a)	371	12	eResearchTechnology Inc (a)	1,975	15
Spectranetics Corp (a)	1,337	7	Global Sources Ltd (a)	843	8
STAAR Surgical Co (a)	1,338	8	GSI Commerce Inc (a)	15,433	358
Stereotaxis Inc (a)	1,284	5	HealthStream Inc (a)	20,927	168
STERIS Corp	1,436	52	Infospace Inc (a)	171	1
SurModics Inc (a)	407	5	Internet Capital Group Inc (a)	98	1
Syneron Medical Ltd (a)	345	4	j2 Global Communications Inc (a)	819	24
Synovis Life Technologies Inc (a)	479	8	KIT Digital Inc (a)	10,297	165
Thoratec Corp (a)	8,978	254	Limelight Networks Inc (a)	20,807	121
TomoTherapy Inc (a)	34,800	125	Lionbridge Technologies Inc (a)	2,386	9
Unilife Corp (a)	1,958	10	Liquidity Services Inc (a)	574	8
Vascular Solutions Inc (a)	671	8	LoopNet Inc (a)	10,863	120
Vital Images Inc (a)	408	6	Move Inc (a)	3,549	9
Volcano Corp (a)	12,885	352	Network Engines Inc (a)	44,310	67
West Pharmaceutical Services Inc	846	35	NIC Inc	1,461	14
Wright Medical Group Inc (a)	972	15
			Nutrisystem Inc	6,822	143

See accompanying notes

115

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Metal Fabrication & Hardware - 0.67%
Online Resources Corp (a)	376 $	2	CIRCOR International Inc	3,770 $	159
OpenTable Inc (a)	413	29	Furmanite Corp (a)	1,323	9
Perficient Inc (a)	11,701	146	Kaydon Corp	4,025	164
QuinStreet Inc (a)	404	8	Mueller Industries Inc	206	7
Rackspace Hosting Inc (a)	13,468	423	Mueller Water Products Inc - Class A	3,233	13
Saba Software Inc (a)	1,111	7	RBC Bearings Inc (a)	579	23
Sapient Corp	2,698	33	Sun Hydraulics Corp	281	11
Shutterfly Inc (a)	690	24	Worthington Industries Inc	766	14
Sourcefire Inc (a)	7,368	191		$ 400
SPS Commerce Inc (a)	190	3	Mining - 1.29%
Stamps.com Inc	396	5	Allied Nevada Gold Corp (a)	10,503	276
support.com Inc (a)	39,172	254	AMCOL International Corp	535	17
TeleCommunication Systems Inc (a)	718	3	Capital Gold Corp (a)	2,529	13
Terremark Worldwide Inc (a)	1,357	18	Contango ORE Inc (a),(b)	19	—
TIBCO Software Inc (a)	19,319	381	Globe Specialty Metals Inc	1,584	27
Travelzoo Inc (a)	228	9	Golden Star Resources Ltd (a)	6,665	31
United Online Inc	717	5	Horsehead Holding Corp (a)	13,839	180
ValueClick Inc (a)	1,658	27	Jaguar Mining Inc (a)	1,837	13
VASCO Data Security International Inc (a)	881	7	Noranda Aluminum Holding Corp (a)	475	7
VirnetX Holding Corp	921	14	Stillwater Mining Co (a)	8,159	174
Vocus Inc (a)	5,896	163	Thompson Creek Metals Co Inc (a)	596	9
Websense Inc (a)	1,112	23	United States Lime & Minerals Inc (a)	100	4
Zix Corp (a)	50,922	218	US Gold Corp (a)	2,304	19
	$ 3,753			$ 770
Iron & Steel - 0.00%			Miscellaneous Manufacturing - 1.71%
Shiloh Industries Inc	106	1	Actuant Corp	9,777	260
			Acuity Brands Inc	990	57
Leisure Products & Services - 0.64%			AO Smith Corp	933	36
Ambassadors Group Inc	772	9	AZZ Inc	321	13
Brunswick Corp/DE	1,983	37	Barnes Group Inc	966	20
Interval Leisure Group Inc (a)	994	16	Blount International Inc (a)	1,320	21
Life Time Fitness Inc (a)	946	39	Brink's Co/The	1,114	30
Polaris Industries Inc	3,602	281	CLARCOR Inc	1,302	56
	$ 382		Colfax Corp (a)	623	11
Lodging - 0.23%			Eastman Kodak Co (a)	6,901	37
7 Days Group Holdings Ltd ADR(a)	5,896	126	EnPro Industries Inc (a)	355	15
Ameristar Casinos Inc	597	9	ESCO Technologies Inc	3,391	128
Monarch Casino & Resort Inc (a)	97	1	Fabrinet (a)	282	6
	$ 136		GP Strategies Corp (a)	173	2
Machinery - Diversified - 1.31%			Hexcel Corp (a)	1,816	33
Altra Holdings Inc (a)	739	15	John Bean Technologies Corp	641	13
Applied Industrial Technologies Inc	1,168	38	Koppers Holdings Inc	531	19
Briggs & Stratton Corp	859	17	LSB Industries Inc (a)	6,184	150
Cognex Corp	709	21	Matthews International Corp	776	27
Columbus McKinnon Corp/NY (a)	3,755	76	Park-Ohio Holdings Corp (a)	304	6
DXP Enterprises Inc (a)	316	8	Polypore International Inc (a)	496	20
Gorman-Rupp Co/The	277	9	Raven Industries Inc	447	21
Intermec Inc (a)	1,201	15	Standex International Corp	89	3
Intevac Inc (a)	328	5	STR Holdings Inc (a)	734	15
iRobot Corp (a)	540	13	Sturm Ruger & Co Inc	789	12
Kadant Inc (a)	128	3	Tredegar Corp	75	1
Lindsay Corp	280	17	Trimas Corp (a)	584	12
Middleby Corp (a)	2,128	180		$ 1,024
NACCO Industries Inc	141	15	Office Furnishings - 0.52%
Nordson Corp	2,332	214	Herman Miller Inc	1,571	40
Presstek Inc (a)	13,869	31	HNI Corp	1,030	32
Robbins & Myers Inc	2,114	76	Interface Inc	13,830	216
Sauer-Danfoss Inc (a)	477	13	Knoll Inc	1,253	21
Tennant Co	504	19		$ 309
Twin Disc Inc	46	1	Oil & Gas - 3.32%
	$ 786		Abraxas Petroleum Corp (a)	985	4
Media - 0.72%			Apco Oil and Gas International Inc	238	14
Acacia Research - Acacia Technologies (a)	9,611	249	Brigham Exploration Co (a)	15,018	409
Belo Corp (a)	2,338	17	Bronco Drilling Co Inc (a)	12,958	104
DG FastChannel Inc (a)	4,732	136	Callon Petroleum Co (a)	1,107	7
Dolan Co/The (a)	511	7	Carrizo Oil & Gas Inc (a)	809	28
Entercom Communications Corp (a)	754	9	Clayton Williams Energy Inc (a)	138	12
Journal Communications Inc (a)	230	1	Contango Oil & Gas Co (a)	195	11
McClatchy Co/The (a)	2,287	11	CVR Energy Inc (a)	12,521	190
Sinclair Broadcast Group Inc	136	1	Energy XXI Bermuda Ltd (a)	1,297	36
	$ 431		Georesources Inc (a)	7,301	162

See accompanying notes

116

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
GMX Resources Inc (a)	7,161 $	39	Neurocrine Biosciences Inc (a)	1,984 $	15
Gulfport Energy Corp (a)	694	15	Obagi Medical Products Inc (a)	716	8
Hess Corp	157	12	Onyx Pharmaceuticals Inc (a)	1,412	52
Kodiak Oil & Gas Corp (a)	6,476	43	Opko Health Inc (a)	3,586	13
McMoRan Exploration Co (a)	2,132	36	Osiris Therapeutics Inc (a)	654	5
Northern Oil and Gas Inc (a)	6,796	185	Pain Therapeutics Inc (a)	1,437	10
Oasis Petroleum Inc (a)	535	14	Pharmacyclics Inc (a)	1,792	11
Panhandle Oil and Gas Inc	290	8	Pharmasset Inc (a)	3,320	144
Petroquest Energy Inc (a)	486	4	PharMerica Corp (a)	451	5
RAM Energy Resources Inc (a)	2,022	4	Progenics Pharmaceuticals Inc (a)	834	4
Rex Energy Corp (a)	215	3	Questcor Pharmaceuticals Inc (a)	11,998	177
Rosetta Resources Inc (a)	840	32	Rigel Pharmaceuticals Inc (a)	2,104	16
Stone Energy Corp (a)	119	3	Salix Pharmaceuticals Ltd (a)	5,104	240
Swift Energy Co (a)	4,837	189	Santarus Inc (a)	2,154	7
TransAtlantic Petroleum Ltd (a)	3,211	11	Savient Pharmaceuticals Inc (a)	1,538	17
Vaalco Energy Inc (a)	165	1	Schiff Nutrition International Inc	61	—
Venoco Inc (a)	176	3	Sciclone Pharmaceuticals Inc (a)	1,483	6
W&T Offshore Inc	86	1	SIGA Technologies Inc (a)	1,267	18
Warren Resources Inc (a)	438	2	Targacept Inc (a)	596	16
Whiting Petroleum Corp (a)	3,471	407	Theravance Inc (a)	1,424	36
	$ 1,989		USANA Health Sciences Inc (a)	259	11
Oil & Gas Services - 1.16%			Vanda Pharmaceuticals Inc (a)	1,128	11
CARBO Ceramics Inc	496	51	Vivus Inc (a)	1,824	17
Dril-Quip Inc (a)	883	69	XenoPort Inc (a)	1,110	9
ION Geophysical Corp (a)	2,890	24	Zalicus Inc (a)	2,530	4
Key Energy Services Inc (a)	279	4		$ 2,315
Lufkin Industries Inc	778	49	Real Estate - 0.01%
Matrix Service Co (a)	170	2	HFF Inc (a)	462	4
Newpark Resources Inc (a)	239	1
OYO Geospace Corp (a)	156	15	REITS - 0.99%
RPC Inc	16,999	308	Acadia Realty Trust	337	6
Tesco Corp (a)	10,565	168	Alexander's Inc	30	12
Tetra Technologies Inc (a)	317	4	Associated Estates Realty Corp	922	14
	$ 695		DiamondRock Hospitality Co (a)	14,009	168
Packaging & Containers - 0.07%			DuPont Fabros Technology Inc	8,724	185
Rock-Tenn Co	353	19	EastGroup Properties Inc	305	13
Silgan Holdings Inc	688	25	Equity Lifestyle Properties Inc	434	24
	$ 44		Equity One Inc	194	4
Pharmaceuticals - 3.87%			Getty Realty Corp	366	12
Akorn Inc (a)	29,012	176	Home Properties Inc	316	18
Alkermes Inc (a)	1,067	13	LTC Properties Inc	188	5
Antares Pharma Inc (a)	2,713	5	Mid-America Apartment Communities Inc	510	32
Ardea Biosciences Inc (a)	549	14	National Health Investors Inc	255	12
Array BioPharma Inc (a)	2,043	6	Omega Healthcare Investors Inc	730	16
Auxilium Pharmaceuticals Inc (a)	1,060	22	PS Business Parks Inc	157	9
AVANIR Pharmaceuticals Inc (a)	2,919	12	Saul Centers Inc	163	8
AVI BioPharma Inc (a)	4,389	9	Tanger Factory Outlet Centers	589	30
Biodel Inc (a)	764	1	Universal Health Realty Income Trust	244	9
BioScrip Inc (a)	30,536	160	Urstadt Biddle Properties Inc	105	2
Caraco Pharmaceutical Laboratories Ltd (a)	30	—	Washington Real Estate Investment Trust	377	12
Catalyst Health Solutions Inc (a)	5,712	266		$ 591
Corcept Therapeutics Inc (a)	1,099	4	Retail - 6.66%
Cumberland Pharmaceuticals Inc (a)	499	3	99 Cents Only Stores (a)	999	16
Depomed Inc (a)	19,080	121	AFC Enterprises Inc (a)	861	12
Durect Corp (a)	3,585	12	America's Car-Mart Inc (a)	192	5
Eurand NV (a)	740	9	AnnTaylor Stores Corp (a)	1,484	41
Hi-Tech Pharmacal Co Inc (a)	372	9	Asbury Automotive Group Inc (a)	746	14
Impax Laboratories Inc (a)	1,423	29	Biglari Holdings Inc (a)	5	2
Infinity Pharmaceuticals Inc (a)	416	2	BJ's Restaurants Inc (a)	7,327	259
Inspire Pharmaceuticals Inc (a)	20,369	171	Body Central Corp (a)	17,018	243
Ironwood Pharmaceuticals Inc (a)	781	8	Bon-Ton Stores Inc/The (a)	160	2
Isis Pharmaceuticals Inc (a)	8,863	90	Brown Shoe Co Inc	676	9
Jazz Pharmaceuticals Inc (a)	547	11	Buckle Inc/The	629	24
Keryx Biopharmaceuticals Inc (a)	2,108	10	Buffalo Wild Wings Inc (a)	461	20
Lannett Co Inc (a)	130	1	Build-A-Bear Workshop Inc (a)	14,204	108
MannKind Corp (a)	1,490	12	Caribou Coffee Co Inc (a)	300	3
Medivation Inc (a)	767	12	Carrols Restaurant Group Inc (a)	502	4
Nabi Biopharmaceuticals (a)	1,743	10	Casey's General Stores Inc	372	16
Nature's Sunshine Products Inc (a)	302	3	Cash America International Inc	399	15
Nektar Therapeutics (a)	2,392	31	Casual Male Retail Group Inc (a)	1,423	7
Neogen Corp (a)	5,612	231	Cato Corp/The	708	19

See accompanying notes

117

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Semiconductors (continued)
CEC Entertainment Inc (a)	558 $	22	Cirrus Logic Inc (a)	1,957 $	31
Cheesecake Factory Inc/The (a)	1,535	47	Cohu Inc	175	3
Childrens Place Retail Stores Inc/The (a)	643	32	Conexant Systems Inc (a)	3,114	5
Coinstar Inc (a)	810	46	Diodes Inc (a)	959	26
Collective Brands Inc (a)	1,119	24	Entegris Inc (a)	1,605	12
Cost Plus Inc (a)	37,474	364	Entropic Communications Inc (a)	24,903	301
Cracker Barrel Old Country Store Inc	559	31	FSI International Inc (a)	1,557	7
Denny's Corp (a)	3,997	14	GSI Technology Inc (a)	523	4
Destination Maternity Corp	194	7	GT Solar International Inc (a)	1,767	16
DineEquity Inc (a)	460	23	Hittite Microwave Corp (a)	2,753	168
Domino's Pizza Inc (a)	523	8	Inphi Corp (a)	2,489	50
Dress Barn Inc (a)	1,411	37	Integrated Device Technology Inc (a)	2,833	19
DSW Inc (a)	352	14	Integrated Silicon Solution Inc (a)	888	7
Einstein Noah Restaurant Group Inc	182	3	IXYS Corp (a)	628	7
Express Inc	660	12	Kopin Corp (a)	962	4
Ezcorp Inc (a)	1,132	31	Kulicke & Soffa Industries Inc (a)	1,886	14
Finish Line Inc/The	10,247	177	Lattice Semiconductor Corp (a)	3,147	19
First Cash Financial Services Inc (a)	797	25	LTX-Credence Corp (a)	1,946	14
Genesco Inc (a)	98	4	MaxLinear Inc (a)	291	3
Gordmans Stores Inc (a)	114	2	Micrel Inc	1,439	19
Hibbett Sports Inc (a)	12,925	477	Microsemi Corp (a)	10,965	251
HSN Inc (a)	987	30	Mindspeed Technologies Inc (a)	1,292	8
Jack in the Box Inc (a)	1,163	25	MIPS Technologies Inc (a)	1,303	20
Jo-Ann Stores Inc (a)	693	42	MKS Instruments Inc	591	14
JOS A Bank Clothiers Inc (a)	700	28	Monolithic Power Systems Inc (a)	915	15
Kirkland's Inc (a)	644	9	Nanometrics Inc (a)	736	9
Krispy Kreme Doughnuts Inc (a)	1,500	10	Netlogic Microsystems Inc (a)	8,365	263
Liz Claiborne Inc (a)	2,056	15	Omnivision Technologies Inc (a)	905	27
Lumber Liquidators Holdings Inc (a)	502	12	PLX Technology Inc (a)	1,423	5
McCormick & Schmick's Seafood Restaurants Inc	16,759	152	Power Integrations Inc	556	22
(a)			Richardson Electronics Ltd/United States	13,740	161
Nu Skin Enterprises Inc	1,262	38	Rovi Corp (a)	3,503	217
OfficeMax Inc (a)	688	12	Rubicon Technology Inc (a)	7,382	156
Pacific Sunwear of California Inc (a)	22,216	120	Rudolph Technologies Inc (a)	1,185	10
Pantry Inc/The (a)	68	1	Semtech Corp (a)	1,391	32
Papa John's International Inc (a)	417	12	Sigma Designs Inc (a)	183	3
PetMed Express Inc	949	17	Silicon Image Inc (a)	1,330	10
PF Chang's China Bistro Inc	589	29	Standard Microsystems Corp (a)	286	8
Pier 1 Imports Inc (a)	2,640	28	Supertex Inc (a)	397	10
Pricesmart Inc	399	15	Tessera Technologies Inc (a)	821	18
Retail Ventures Inc (a)	954	16	TriQuint Semiconductor Inc (a)	4,398	51
Rue21 Inc (a)	377	11	Ultra Clean Holdings (a)	876	8
Rush Enterprises Inc - Class A (a)	2,610	53	Ultratech Inc (a)	798	16
Ruth's Hospitality Group Inc (a)	1,237	6	Veeco Instruments Inc (a)	1,147	49
Sally Beauty Holdings Inc (a)	2,153	31	Volterra Semiconductor Corp (a)	564	13
Shoe Carnival Inc (a)	67	2		$ 2,733
Sonic Automotive Inc	257	3	Software - 6.41%
Sonic Corp (a)	1,379	14	Accelrys Inc (a)	1,132	9
Talbots Inc (a)	1,338	11	ACI Worldwide Inc (a)	875	24
Texas Roadhouse Inc (a)	19,656	337	Actuate Corp (a)	1,859	11
Ulta Salon Cosmetics & Fragrance Inc (a)	13,943	473	Acxiom Corp (a)	8,701	150
Vitamin Shoppe Inc (a)	2,555	86	Advent Software Inc (a)	2,749	160
Wet Seal Inc/The (a)	21,893	81	Ariba Inc (a)	2,353	55
Winmark Corp	92	3	Aspen Technology Inc (a)	1,416	18
World Fuel Services Corp	966	35	athenahealth Inc (a)	753	31
Zumiez Inc (a)	527	14	Blackbaud Inc	1,178	31
	$ 3,990		Blackboard Inc (a)	5,606	232
Savings & Loans - 0.05%			Bottomline Technologies Inc (a)	723	16
Capitol Federal Financial Inc	1,565	19	Callidus Software Inc (a)	29,805	150
Oritani Financial Corp	664	8	CommVault Systems Inc (a)	1,133	32
ViewPoint Financial Group	209	2	Computer Programs & Systems Inc	249	12
	$ 29		Concur Technologies Inc (a)	3,389	176
Semiconductors - 4.56%			CSG Systems International Inc (a)	657	12
Amkor Technology Inc (a)	2,970	22	Deltek Inc (a)	722	5
Anadigics Inc (a)	1,940	13	DemandTec Inc (a)	19,088	207
Applied Micro Circuits Corp (a)	1,853	20	Digi International Inc (a)	168	2
ATMI Inc (a)	73	1	Ebix Inc (a)	6,788	160
Brooks Automation Inc (a)	1,517	14	EPIQ Systems Inc	86	1
Cabot Microelectronics Corp (a)	206	9	Global Defense Technology & Systems Inc (a)	73	1
Cavium Networks Inc (a)	9,256	349	Guidance Software Inc (a)	538	4
Ceva Inc (a)	8,801	180	Interactive Intelligence Inc (a)	10,582	277

See accompanying notes

118

Schedule of Investments
SmallCap Growth Account II
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)		Shares Held Value (000's)
Software (continued)			Telecommunications (continued)
Lawson Software Inc (a)	3,632 $	34	SAVVIS Inc (a)	984 $	25
Mantech International Corp (a)	524	22	Shenandoah Telecommunications Co	551	10
MedAssets Inc (a)	1,112	22	ShoreTel Inc (a)	15,885	124
Medidata Solutions Inc (a)	7,479	178	Sonus Networks Inc (a)	4,857	13
MicroStrategy Inc (a)	232	20	SureWest Communications (a)	4,908	53
Monotype Imaging Holdings Inc (a)	851	9	Syniverse Holdings Inc (a)	1,782	55
NetSuite Inc (a)	408	10	Tekelec (a)	341	4
Omnicell Inc (a)	827	12	TeleNav Inc (a)	304	2
Opnet Technologies Inc	542	15	Tessco Technologies Inc	113	2
Parametric Technology Corp (a)	3,048	69	USA Mobility Inc	487	9
PDF Solutions Inc (a)	914	4	ViaSat Inc (a)	5,131	228
Pegasystems Inc	363	13	Vonage Holdings Corp (a)	1,799	4
Progress Software Corp (a)	1,104	47	Westell Technologies Inc (a)	32,626	107
PROS Holdings Inc (a)	7,751	88			$ 3,657
QLIK Technologies Inc (a)	3,801	98	Textiles - 0.00%
Quality Systems Inc	2,569	179	Culp Inc (a)	340	3
Quest Software Inc (a)	1,423	40
RealPage Inc (a)	5,661	175	Toys, Games & Hobbies - 0.00%
Renaissance Learning Inc	5,344	63	RC2 Corp (a)	70	2
RightNow Technologies Inc (a)	559	13
Rosetta Stone Inc (a)	404	9	Transportation - 0.81%
Schawk Inc	364	8	Air Transport Services Group Inc (a)	15,114	119
SciQuest Inc (a)	6,017	78	CAI International Inc (a)	148	3
Seachange International Inc (a)	546	5	Dynamex Inc (a)	185	5
Smith Micro Software Inc (a)	702	11	Forward Air Corp	654	18
SolarWinds Inc (a)	888	17	Genesee & Wyoming Inc (a)	883	47
Synchronoss Technologies Inc (a)	459	12	Golar LNG Ltd	86	1
Take-Two Interactive Software Inc (a)	261	3	Heartland Express Inc	1,331	21
Taleo Corp (a)	6,127	169	HUB Group Inc (a)	5,612	198
Tyler Technologies Inc (a)	795	17	Knight Transportation Inc	1,353	26
Ultimate Software Group Inc (a)	9,176	446	Old Dominion Freight Line Inc (a)	858	27
VeriFone Systems Inc (a)	4,547	175	Pacer International Inc (a)	1,338	9
	$ 3,837		Quality Distribution Inc (a)	113	1
Telecommunications - 6.11%			Scorpio Tankers Inc (a)	401	4
Acme Packet Inc (a)	11,325	602	Werner Enterprises Inc	247	6
ADTRAN Inc	1,760	64			$ 485
Alaska Communications Systems Group Inc	1,126	12	Trucking & Leasing - 0.02%
Alliance Fiber Optic Products Inc (a)	6,075	95	Textainer Group Holdings Ltd	377	11
Anaren Inc (a)	61	1
Anixter International Inc	397	24	TOTAL COMMON STOCKS		$ 53,665
Applied Signal Technology Inc	253	10
Arris Group Inc (a)	1,005	11		Maturity
Aruba Networks Inc (a)	21,136	442	REPURCHASE	Amount
			AGREEMENTS - 5.87%	(000's)	Value (000's)
Atlantic Tele-Network Inc	355	14	Banks - 5.87%
AudioCodes Ltd (a)	30,336	179	Investment in Joint Trading Account; Credit Suisse $	1,261	$ 1,261
Cincinnati Bell Inc (a)	2,217	6
			Repurchase Agreement; 0.15% dated
Comtech Telecommunications Corp	431	12	12/31/10 maturing 01/03/11 (collateralized by
Consolidated Communications Holdings Inc	795	15	US Treasury Note; $1,286,260; 2.25%; dated
CPI International Inc (a)	24	—	01/31/15)
DigitalGlobe Inc (a)	628	20
Extreme Networks (a)	984	3	Investment in Joint Trading Account; Deutsche	360	360
Finisar Corp (a)	1,687	50	Bank Repurchase Agreement; 0.22% dated
GeoEye Inc (a)	503	21	12/31/10 maturing 01/03/11 (collateralized by
Global Crossing Ltd (a)	10,771	139	Sovereign Agency Issues; $367,503; 0.00% -
Hypercom Corp (a)	1,865	16	3.00%; dated 09/16/14 - 10/15/20)
Infinera Corp (a)	1,821	19	Investment in Joint Trading Account; Merrill	1,441	1,441
			Lynch Repurchase Agreement; 0.15% dated
InterDigital Inc	1,245	52	12/31/10 maturing 01/03/11 (collateralized by
IPG Photonics Corp (a)	13,430	425
Ixia (a)	13,998	234	Sovereign Agency Issues; $1,470,011; 0.00%;
Knology Inc (a)	716	11	dated 04/15/15 - 01/15/21)
LogMeIn Inc (a)	4,010	177	Investment in Joint Trading Account; Morgan	450	451
Loral Space & Communications Inc (a)	241	18	Stanley Repurchase Agreement; 0.12% dated
Netgear Inc (a)	794	27	12/31/10 maturing 01/03/11 (collateralized by
Neutral Tandem Inc (a)	884	13	Sovereign Agency Issues; $459,378; 1.98% -
Novatel Wireless Inc (a)	122	1	2.68%; dated 01/21/14 - 06/07/18)
					$ 3,513
NTELOS Holdings Corp	718	14	TOTAL REPURCHASE AGREEMENTS		$ 3,513
Oclaro Inc (a)	1,108	15
PAETEC Holding Corp (a)	3,481	13	Total Investments		$ 57,178
Plantronics Inc	1,366	51	Other Assets in Excess of Liabilities, Net - 4.50%		$ 2,693
Powerwave Technologies Inc (a)	62,581	159	TOTAL NET ASSETS - 100.00%		$ 59,871
RF Micro Devices Inc (a)	7,619	56

See accompanying notes

119

Schedule of Investments SmallCap Growth Account II December 31, 2010

(a)	Non-Income Producing Security
(b)	Security is Illiquid

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 14,790
Unrealized Depreciation		(888)
Net Unrealized Appreciation (Depreciation)		$ 13,902
Cost for federal income tax purposes		$ 43,276
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		19 .71%
Consumer, Cyclical		16 .64%
Technology		14 .30%
Communications		13 .22%
Industrial		12 .44%
Financial		9 .96%
Energy		5 .36%
Basic Materials		3 .83%
Utilities		0 .04%
Diversified		0 .00%
Other Assets in Excess of Liabilities, Net		4 .50%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2011	Long	77	$ 5,936	$ 6,024	$ 88
$ 88

All dollar amounts are shown in thousands (000's)

See accompanying notes

120

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS - 98.67%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.60%			Banks (continued)
AAR Corp (a)	2,244 $	62	Bancfirst Corp	1,013 $	41
Astronics Corp (a)	142	3	Banco Latinoamericano de Comercio Exterior SA	5,601	104
Cubic Corp	507	24	Bancorp Rhode Island Inc	303	9
Curtiss-Wright Corp	5,718	190	Bank Mutual Corp	3,995	19
Ducommun Inc	5,368	117	Bank of Marin Bancorp	454	16
Esterline Technologies Corp (a)	4,609	316	Bank of the Ozarks Inc	2,157	93
GenCorp Inc (a)	4,808	25	Boston Private Financial Holdings Inc	39,278	257
Herley Industries Inc (a)	1,183	20	Bridge Bancorp Inc	373	9
Kaman Corp	682	20	Bryn Mawr Bank Corp	747	13
Kratos Defense & Security Solutions Inc (a)	1,388	18	Camden National Corp	1,438	52
LMI Aerospace Inc (a)	6,574	104	Cardinal Financial Corp	7,710	89
Moog Inc (a)	3,541	141	Cathay General Bancorp	10,615	177
Orbital Sciences Corp (a)	1,683	29	Center Financial Corp (a)	3,029	23
Teledyne Technologies Inc (a)	1,495	66	Century Bancorp Inc/MA	303	8
Triumph Group Inc	7,761	694	Chemical Financial Corp	3,781	84
	$ 1,829		Citizens & Northern Corp	2,800	42
Agriculture - 0.31%			Citizens Republic Bancorp Inc (a)	311,955	192
Alliance One International Inc (a)	5,103	22	City Holding Co	8,908	323
Andersons Inc/The	7,379	268	CNB Financial Corp/PA	1,836	27
MGP Ingredients Inc	1,997	22	Columbia Banking System Inc	4,806	101
Universal Corp/VA	1,185	48	Community Bank System Inc	8,830	246
	$ 360		Community Trust Bancorp Inc	6,881	200
Airlines - 1.73%			CVB Financial Corp	44,606	387
AirTran Holdings Inc (a)	11,363	84	Eagle Bancorp Inc (a)	1,437	21
Alaska Air Group Inc (a)	10,323	586	East West Bancorp Inc	5,600	109
Hawaiian Holdings Inc (a)	19,073	149	Enterprise Financial Services Corp	3,258	34
JetBlue Airways Corp (a)	48,673	321	Financial Institutions Inc	3,195	61
Pinnacle Airlines Corp (a)	3,729	30	First Bancorp Inc/ME	1,140	18
Republic Airways Holdings Inc (a)	36,323	266	First BanCorp/Puerto Rico (a)	2,900	1
Skywest Inc	3,217	50	First Bancorp/Troy NC	2,426	37
United Continental Holdings Inc (a)	1,600	38	First Busey Corp	7,900	37
US Airways Group Inc (a)	44,855	449	First Commonwealth Financial Corp	65,579	464
	$ 1,973		First Community Bancshares Inc/VA	6,963	104
Apparel - 1.63%			First Financial Bancorp	32,076	593
Carter's Inc (a)	2,700	80	First Financial Bankshares Inc	2,667	136
Columbia Sportswear Co	638	39	First Financial Corp/IN	2,239	78
Delta Apparel Inc (a)	480	7	First Interstate Bancsystem Inc	900	14
Iconix Brand Group Inc (a)	12,587	243	First Merchants Corp	4,700	42
Jones Group Inc/The	20,315	315	First Midwest Bancorp Inc/IL	3,687	42
Maidenform Brands Inc (a)	8,700	207	First of Long Island Corp/The	1,423	41
Oxford Industries Inc	10,000	256	First South Bancorp Inc/Washington NC	690	4
Perry Ellis International Inc (a)	17,642	485	FirstMerit Corp	12,374	245
Quiksilver Inc (a)	6,967	35	FNB Corp/PA	39,672	391
Timberland Co/The (a)	1,769	43	Fulton Financial Corp	10,000	103
Unifi Inc (a)	1,202	20	German American Bancorp Inc	1,720	32
Warnaco Group Inc/The (a)	2,200	121	Glacier Bancorp Inc	3,593	54
Weyco Group Inc	320	8	Great Southern Bancorp Inc	881	21
	$ 1,859		Hancock Holding Co	1,683	59
			Heartland Financial USA Inc	2,225	39
Automobile Manufacturers - 0.13%			Heritage Financial Corp/WA (a)	867	12
Force Protection Inc (a)	20,634	114
Wabash National Corp (a)	3,394	40	Home Bancshares Inc/AR	4,142	91
	$ 154		Hudson Valley Holding Corp	1,227	30
			Iberiabank Corp	3,632	215
Automobile Parts & Equipment - 0.28%			Independent Bank Corp/Rockland MA	5,859	158
Commercial Vehicle Group Inc (a)	1,417	23
Dana Holding Corp (a)	909	15	International Bancshares Corp	14,345	287
Exide Technologies (a)	3,276	31	Lakeland Bancorp Inc	8,096	89
			Lakeland Financial Corp	3,422	74

Miller Industries Inc/TN	843	12	MainSource Financial Group Inc	7,300	76
Modine Manufacturing Co (a)	2,239	35	MB Financial Inc	2,633	46
Spartan Motors Inc	6,463	39	Merchants Bancshares Inc	1,906	52
Standard Motor Products Inc	1,308	18	Metro Bancorp Inc (a)	1,198	13
Superior Industries International Inc	5,322	113	MidWestOne Financial Group Inc	885	14
Titan International Inc	1,680	33	Nara Bancorp Inc (a)	2,213	22
	$ 319		National Bankshares Inc	587	18
Banks - 10.16%			National Penn Bancshares Inc	17,672	141
1st Source Corp	2,361	47	NBT Bancorp Inc	6,112	148
1st United Bancorp Inc/Boca Raton (a)	1,000	7
			Old National Bancorp/IN	5,047	60
Alliance Financial Corp/NY	1,428	47	Oriental Financial Group Inc	2,816	35
American National Bankshares Inc	810	19	Orrstown Financial Services Inc	2,487	68
Ames National Corp	720	16	PacWest Bancorp	12,327	264
Arrow Financial Corp	797	22	Park National Corp	1,820	132

See accompanying notes

121

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Biotechnology (continued)
Peapack Gladstone Financial Corp	774 $	10	Transcept Pharmaceuticals Inc (a)	1,100 $	8
Penns Woods Bancorp Inc	346	14	United Therapeutics Corp (a)	900	57
Peoples Bancorp Inc/OH	2,665	42		$ 1,226
Pinnacle Financial Partners Inc (a)	1,920	26	Building Materials - 0.51%
Porter Bancorp Inc	711	8	Apogee Enterprises Inc	1,393	19
PrivateBancorp Inc	3,011	43	Comfort Systems USA Inc	2,124	28
Prosperity Bancshares Inc	6,571	258	Drew Industries Inc	1,041	23
Renasant Corp	6,484	109	Gibraltar Industries Inc (a)	3,900	53
Republic Bancorp Inc/KY	4,189	100	Interline Brands Inc (a)	8,292	189
S&T Bancorp Inc	6,846	155	Louisiana-Pacific Corp (a)	6,222	59
Sandy Spring Bancorp Inc	1,383	25	LSI Industries Inc	1,672	14
SCBT Financial Corp	2,844	93	Quanex Building Products Corp	4,759	90
Sierra Bancorp	8,940	96	Simpson Manufacturing Co Inc	216	7
Signature Bank/New York NY (a)	1,300	65	Texas Industries Inc	1,012	46
Simmons First National Corp	2,319	66	Trex Co Inc (a)	700	17
Southside Bancshares Inc	3,882	82	Universal Forest Products Inc	1,048	41
Southwest Bancorp Inc/Stillwater OK (a)	18,709	232		$ 586
State Bancorp Inc/NY	3,346	31	Chemicals - 2.28%
StellarOne Corp	3,600	52	A Schulman Inc	4,427	102
Sterling Bancorp/NY	2,219	23	Aceto Corp	8,126	73
Sterling Bancshares Inc/TX	13,477	94	American Vanguard Corp	1,775	15
Suffolk Bancorp	1,513	37	Arch Chemicals Inc	767	29
Susquehanna Bancshares Inc	19,438	188	Ferro Corp (a)	16,739	245
SVB Financial Group (a)	10,565	560	Georgia Gulf Corp (a)	1,683	41
SY Bancorp Inc	2,481	61	Hawkins Inc	132	6
Taylor Capital Group Inc (a)	826	11	HB Fuller Co	8,974	185
Texas Capital Bancshares Inc (a)	2,125	45	Innophos Holdings Inc	4,162	150
Tompkins Financial Corp	1,978	78	Kraton Performance Polymers Inc (a)	5,747	178
Tower Bancorp Inc	495	11	Minerals Technologies Inc	2,244	147
TowneBank/Portsmouth VA	1,263	20	NewMarket Corp	1,600	197
Trico Bancshares	200	3	Olin Corp	3,542	73
Trustco Bank Corp NY	16,663	105	OM Group Inc (a)	4,969	191
Trustmark Corp	7,459	185	PolyOne Corp (a)	15,279	191
UMB Financial Corp	6,737	279	Quaker Chemical Corp	267	11
Umpqua Holdings Corp	5,661	69	Rockwood Holdings Inc (a)	4,001	156
Union First Market Bankshares Corp	1,430	21	Sensient Technologies Corp	3,004	110
United Bankshares Inc	3,617	106	Solutia Inc (a)	8,000	185
United Community Banks Inc/GA (a)	74,099	145	Spartech Corp (a)	12,900	120
Univest Corp of Pennsylvania	1,446	28	TPC Group Inc (a)	693	21
Virginia Commerce Bancorp Inc (a)	1,703	11	Westlake Chemical Corp	1,169	51
Washington Banking Co	1,261	17	WR Grace & Co (a)	3,713	130
Washington Trust Bancorp Inc	3,095	68		$ 2,607
Webster Financial Corp	3,248	64	Coal - 0.60%
WesBanco Inc	4,563	87	Cloud Peak Energy Inc (a)	10,507	244
West Bancorporation Inc	6,157	48	International Coal Group Inc (a)	43,821	339
West Coast Bancorp/OR (a)	8,206	23	James River Coal Co (a)	479	12
Westamerica Bancorporation	934	52	Patriot Coal Corp (a)	4,595	89
Western Alliance Bancorp (a)	2,911	21
				$ 684
Whitney Holding Corp/LA	4,781	68
Wilshire Bancorp Inc	4,012	31	Commercial Services - 4.24%
			ABM Industries Inc	3,963	104
Wintrust Financial Corp	1,536	51	Advance America Cash Advance Centers Inc	15,947	90
	$ 11,612		Albany Molecular Research Inc (a)	2,066	12
Beverages - 0.12%			American Reprographics Co (a)	2,690	20
Boston Beer Co Inc (a)	1,500	143
			Arbitron Inc	2,100	87
			Barrett Business Services Inc	212	3
Biotechnology - 1.07%			CBIZ Inc (a)	10,262	64
Ariad Pharmaceuticals Inc (a)	7,100	36	Consolidated Graphics Inc (a)	2,700	131
Cambrex Corp (a)	2,518	13	Convergys Corp (a)	10,900	144
Celera Corp (a)	5,440	35	Cross Country Healthcare Inc (a)	2,725	23
Cubist Pharmaceuticals Inc (a)	5,200	111
			Deluxe Corp	18,792	432
Emergent Biosolutions Inc (a)	2,700	63	Dollar Financial Corp (a)	7,428	213
Enzon Pharmaceuticals Inc (a)	6,200	75
			Electro Rent Corp	1,509	24
Halozyme Therapeutics Inc (a)	1,600	13	Euronet Worldwide Inc (a)	2,756	48
Incyte Corp (a)	4,000	66	FleetCor Technologies Inc (a)	2,200	68
Lexicon Pharmaceuticals Inc (a)	57,760	84	Gartner Inc (a)	1,900	63
Martek Biosciences Corp (a)	13,786	431	Geo Group Inc/The (a)	1,572	39
Medicines Co/The (a)	10,895	154	Global Cash Access Holdings Inc (a)	4,224	13
Pacific Biosciences of California Inc (a)	2,700	43
			Great Lakes Dredge & Dock Corp	26,439	195
RTI Biologics Inc (a)	4,522	12	Hackett Group Inc/The (a)	944	3
SuperGen Inc (a)	4,595	12
			Heidrick & Struggles International Inc	811	23
Tengion Inc (a)	5,200	13	Hill International Inc (a)	1,718	11

See accompanying notes

122

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Distribution & Wholesale (continued)
Huron Consulting Group Inc (a)	857 $	23	Brightpoint Inc (a)	3,000 $	26
ICF International Inc (a)	988	25	Core-Mark Holding Co Inc (a)	4,105	146
ITT Educational Services Inc (a)	2,100	134	Owens & Minor Inc	1,188	35
Kelly Services Inc (a)	1,329	25	Scansource Inc (a)	1,522	49
Kendle International Inc (a)	1,228	13	School Specialty Inc (a)	1,023	14
Korn/Ferry International (a)	2,153	50	Titan Machinery Inc (a)	774	15
Live Nation Entertainment Inc (a)	6,963	79	United Stationers Inc (a)	3,908	249
Mac-Gray Corp	3,438	52	WESCO International Inc (a)	900	48
MAXIMUS Inc	2,900	190		$ 602
McGrath Rentcorp	801	21	Diversified Financial Services - 2.75%
Multi-Color Corp	854	17	Artio Global Investors Inc	4,236	63
Navigant Consulting Inc (a)	7,617	70	BGC Partners Inc	44,300	368
On Assignment Inc (a)	2,849	23	Calamos Asset Management Inc	9,101	127
Parexel International Corp (a)	800	17	Cohen & Steers Inc	295	8
PHH Corp (a)	32,316	749	CompuCredit Holdings Corp (a)	4,885	34
Rent-A-Center Inc/TX	22,398	723	Encore Capital Group Inc (a)	4,274	100
RSC Holdings Inc (a)	2,457	24	Epoch Holding Corp	168	3
SFN Group Inc (a)	2,227	22	Federal Agricultural Mortgage Corp	854	14
Stewart Enterprises Inc	19,380	130	GAMCO Investors Inc	236	11
Team Inc (a)	4,387	106	GFI Group Inc	19,720	93
TeleTech Holdings Inc (a)	1,854	38	International Assets Holding Corp (a)	1,122	27
TrueBlue Inc (a)	1,424	26	Investment Technology Group Inc (a)	11,350	186
United Rentals Inc (a)	11,953	272	KBW Inc	991	28
Valassis Communications Inc (a)	5,800	188	Knight Capital Group Inc (a)	14,650	202
Viad Corp	874	22	LaBranche & Co Inc (a)	16,100	58
	$ 4,849		Marlin Business Services Corp (a)	1,837	23
Computers - 1.24%			MF Global Holdings Ltd (a)	5,159	43
CACI International Inc (a)	1,629	87	National Financial Partners Corp (a)	29,479	395
Ciber Inc (a)	19,465	91	Nelnet Inc	16,362	387
Computer Task Group Inc (a)	418	5	Netspend Holdings Inc (a)	3,000	38
DST Systems Inc	1,900	84	Ocwen Financial Corp (a)	14,055	134
Electronics for Imaging Inc (a)	2,601	37	Oppenheimer Holdings Inc	1,892	50
Hutchinson Technology Inc (a)	2,056	8	Penson Worldwide Inc (a)	5,500	27
Imation Corp (a)	12,824	132	Piper Jaffray Cos (a)	855	30
Insight Enterprises Inc (a)	12,845	169	Sanders Morris Harris Group Inc	3,000	22
Integral Systems Inc/MD (a)	1,407	14	World Acceptance Corp (a)	12,681	669
Mentor Graphics Corp (a)	3,019	36		$ 3,140
Mercury Computer Systems Inc (a)	4,781	88	Electric - 3.30%
Netscout Systems Inc (a)	2,000	46	Allete Inc	1,920	72
Quantum Corp (a)	1,812	7	Ameresco Inc (a)	383	5
Radisys Corp (a)	2,061	18	Avista Corp	6,009	136
RealD Inc (a)	200	5	Black Hills Corp	1,940	58
Rimage Corp (a)	792	12	Central Vermont Public Service Corp	3,053	67
SMART Modular Technologies WWH Inc (a)	5,270	31	CH Energy Group Inc	753	37
SRA International Inc (a)	15,145	310	Cleco Corp	11,873	365
SYKES Enterprises Inc (a)	2,083	42	Dynegy Inc (a)	5,103	29
Synaptics Inc (a)	3,000	88	El Paso Electric Co (a)	18,362	505
Unisys Corp (a)	3,770	97	Empire District Electric Co/The	2,003	44
Virtusa Corp (a)	557	9	IDACORP Inc	17,902	662
	$ 1,416		MGE Energy Inc	3,347	143
Consumer Products - 1.48%			NorthWestern Corp	2,302	66
ACCO Brands Corp (a)	10,195	87	Otter Tail Corp	1,684	38
American Greetings Corp	12,245	272	PNM Resources Inc	22,241	290
Blyth Inc	1,847	64	Portland General Electric Co	18,046	392
Central Garden and Pet Co (a)	3,500	34	UIL Holdings Corp	4,679	140
Central Garden and Pet Co - A Shares (a)	14,754	146	Unisource Energy Corp	11,858	425
Ennis Inc	1,175	20	Westar Energy Inc	11,800	297
Helen of Troy Ltd (a)	19,436	578		$ 3,771
Jarden Corp	965	30	Electrical Components & Equipment - 0.91%
Kid Brands Inc (a)	2,881	25	Advanced Battery Technologies Inc (a)	1,753	7
Oil-Dri Corp of America	431	9	Belden Inc	900	33
Prestige Brands Holdings Inc (a)	14,904	178	Encore Wire Corp	868	22
Spectrum Brands Holdings Inc (a)	8,036	250	EnerSys (a)	11,577	371
WD-40 Co	80	3	Generac Holdings Inc (a)	1,092	18
	$ 1,696		GrafTech International Ltd (a)	14,800	294
Cosmetics & Personal Care - 0.04%			Insteel Industries Inc	4,300	54
Elizabeth Arden Inc (a)	2,018	46	Littelfuse Inc	4,567	215
Revlon Inc (a)	481	5	Powell Industries Inc (a)	774	25
	$ 51			$ 1,039
Distribution & Wholesale - 0.53%			Electronics - 1.59%
BMP Sunstone Corp (a)	1,982	20	Analogic Corp	2,820	140

See accompanying notes

123

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Electronics (continued)			Food (continued)
Bel Fuse Inc	856 $	20	J&J Snack Foods Corp	79 $	4
Benchmark Electronics Inc (a)	7,459	135	M&F Worldwide Corp (a)	863	20
Brady Corp	2,805	91	Nash Finch Co	3,815	162
Checkpoint Systems Inc (a)	4,163	86	Pilgrim's Pride Corp (a)	2,403	17
Coherent Inc (a)	401	18	Ruddick Corp	1,210	45
CTS Corp	2,107	23	Sanderson Farms Inc	213	8
Cymer Inc (a)	1,283	58	Seaboard Corp	30	60
Daktronics Inc	6,280	100	Spartan Stores Inc	11,980	203
DDi Corp	700	8	TreeHouse Foods Inc (a)	3,203	163
Electro Scientific Industries Inc (a)	1,447	23	Village Super Market Inc	271	9
FEI Co (a)	4,776	127	Weis Markets Inc	619	25
L-1 Identity Solutions Inc (a)	3,820	46	Winn-Dixie Stores Inc (a)	2,587	19
LaBarge Inc (a)	272	4		$ 1,437
Measurement Specialties Inc (a)	827	24	Forest Products & Paper - 1.19%
Methode Electronics Inc	1,363	18	Boise Inc	44,947	356
Multi-Fineline Electronix Inc (a)	115	3	Buckeye Technologies Inc	18,616	391
Newport Corp (a)	1,447	25	Clearwater Paper Corp (a)	267	21
OSI Systems Inc (a)	373	14	Domtar Corp	1,300	99
Park Electrochemical Corp	638	19	KapStone Paper and Packaging Corp (a)	11,924	183
Rofin-Sinar Technologies Inc (a)	988	35	Neenah Paper Inc	5,341	105
Rogers Corp (a)	657	25	PH Glatfelter Co	8,893	109
Sanmina-SCI Corp (a)	2,900	33	Potlatch Corp	1,092	35
Spectrum Control Inc (a)	3,494	52	Schweitzer-Mauduit International Inc	600	38
TTM Technologies Inc (a)	13,654	204	Wausau Paper Corp	2,278	20
Vishay Intertechnology Inc (a)	10,600	156		$ 1,357
Watts Water Technologies Inc	8,123	298	Gas - 2.09%
X-Rite Inc (a)	2,922	13	Chesapeake Utilities Corp	2,167	90
Zygo Corp (a)	1,248	15	Laclede Group Inc/The	1,044	38
	$ 1,813		New Jersey Resources Corp	9,917	427
Energy - Alternate Sources - 0.02%			Nicor Inc	2,262	113
Green Plains Renewable Energy Inc (a)	1,415	16	Northwest Natural Gas Co	1,641	76
REX American Resources Corp (a)	598	9	Piedmont Natural Gas Co Inc	3,572	100
	$ 25		South Jersey Industries Inc	4,123	218
Engineering & Construction - 1.13%			Southwest Gas Corp	19,043	698
Argan Inc (a)	561	5	WGL Holdings Inc	17,512	627
Dycom Industries Inc (a)	2,151	32		$ 2,387
EMCOR Group Inc (a)	19,493	565	Hand & Machine Tools - 0.23%
Granite Construction Inc	1,736	48	Franklin Electric Co Inc	160	6
Insituform Technologies Inc (a)	481	13	Regal-Beloit Corp	3,800	254
Layne Christensen Co (a)	1,078	37		$ 260
MasTec Inc (a)	23,545	343
			Healthcare - Products - 0.96%
Michael Baker Corp (a)	613	19	Affymetrix Inc (a)	5,551	28
Sterling Construction Co Inc (a)	1,415	18	Angiodynamics Inc (a)	1,480	23
Tutor Perini Corp	9,422	202	Cantel Medical Corp	5,115	120
VSE Corp	186	6	CardioNet Inc (a)	1,594	7
	$ 1,288		CONMED Corp (a)	1,540	41
Entertainment - 0.38%			CryoLife Inc (a)	2,271	12
Ascent Media Corp (a)	664	26	Cynosure Inc (a)	823	8
Bluegreen Corp (a)	1,269	4	GenMark Diagnostics Inc (a)	5,000	20
Churchill Downs Inc	457	20	Greatbatch Inc (a)	14,408	348
Cinemark Holdings Inc	3,205	55	Hanger Orthopedic Group Inc (a)	1,106	23
Isle of Capri Casinos Inc (a)	18,100	185	ICU Medical Inc (a)	774	28
Pinnacle Entertainment Inc (a)	2,832	40	Invacare Corp	9,249	279
Speedway Motorsports Inc	1,084	16	Medical Action Industries Inc (a)	1,254	12
Vail Resorts Inc (a)	1,789	93	Merit Medical Systems Inc (a)	236	4
	$ 439		Solta Medical Inc (a)	3,660	11
Environmental Control - 0.11%			STERIS Corp	1,700	62
Darling International Inc (a)	1,842	25	SurModics Inc (a)	649	8
EnergySolutions Inc	5,076	28	Syneron Medical Ltd (a)	2,353	24
Metalico Inc (a)	10,500	62	TomoTherapy Inc (a)	2,737	10
Met-Pro Corp	1,198	14	Vital Images Inc (a)	345	5
	$ 129		Wright Medical Group Inc (a)	1,254	20
Food - 1.26%			Young Innovations Inc	320	10
B&G Foods Inc	6,707	92		$ 1,103
Cal-Maine Foods Inc	2,006	63	Healthcare - Services - 2.69%
Chiquita Brands International Inc (a)	2,635	37	Allied Healthcare International Inc (a)	8,483	21
Dole Food Co Inc (a)	10,373	140	American Dental Partners Inc (a)	1,308	18
Fresh Del Monte Produce Inc	9,154	228	AMERIGROUP Corp (a)	9,164	403
Fresh Market Inc/The (a)	1,400	58	Amsurg Corp (a)	4,059	85
Hain Celestial Group Inc (a)	2,353	64	Assisted Living Concepts Inc (a)	856	28
Ingles Markets Inc	1,061	20	Capital Senior Living Corp (a)	2,370	16

See accompanying notes

124

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services (continued)			Insurance (continued)
Centene Corp (a)	2,778 $	70	Kansas City Life Insurance Co	371 $	12
Continucare Corp (a)	9,797	46	Maiden Holdings Ltd	2,766	22
Five Star Quality Care Inc (a)	44,578	316	Meadowbrook Insurance Group Inc	12,714	130
Gentiva Health Services Inc (a)	6,995	186	MGIC Investment Corp (a)	17,865	183
Healthsouth Corp (a)	479	10	Montpelier Re Holdings Ltd ADR	18,185	362
Healthspring Inc (a)	13,511	358	National Interstate Corp	510	11
Healthways Inc (a)	1,949	22	National Western Life Insurance Co	126	21
Kindred Healthcare Inc (a)	14,307	263	Navigators Group Inc/The (a)	1,591	80
Magellan Health Services Inc (a)	11,996	567	Old Republic International Corp	2,790	38
Molina Healthcare Inc (a)	481	13	Platinum Underwriters Holdings Ltd	15,397	692
National Healthcare Corp	507	23	PMI Group Inc/The (a)	29,506	97
NovaMed Inc (a)	1	—	Presidential Life Corp	1,803	18
RehabCare Group Inc (a)	3,186	75	Primerica Inc	1,362	33
Select Medical Holdings Corp (a)	17,798	130	Primus Guaranty Ltd (a)	1,416	7
Skilled Healthcare Group Inc (a)	9,000	81	ProAssurance Corp (a)	2,763	168
Sun Healthcare Group Inc (a)	2,168	27	Protective Life Corp	1,100	29
Triple-S Management Corp (a)	13,353	255	Radian Group Inc	27,199	219
US Physical Therapy Inc (a)	58	1	RLI Corp	1,041	55
WellCare Health Plans Inc (a)	2,074	63	Safety Insurance Group Inc	720	34
	$ 3,077		Selective Insurance Group Inc	9,146	166
Holding Companies - Diversified - 0.04%			StanCorp Financial Group Inc	2,600	117
Compass Diversified Holdings	1,653	29	Tower Group Inc	1,946	50
Primoris Services Corp	1,576	15	United Fire & Casualty Co	1,283	29
	$ 44		Unitrin Inc	2,300	56
Home Builders - 0.18%			Universal American Corp/NY	8,116	166
Beazer Homes USA Inc (a)	3,716	20	Universal Insurance Holdings Inc	1,522	7
Brookfield Homes Corp (a)	2,336	22		$ 6,331
Meritage Homes Corp (a)	1,485	33	Internet - 0.60%
Ryland Group Inc	2,222	38	1-800-Flowers.com Inc (a)	2,137	6
Standard Pacific Corp (a)	20,041	92	BroadSoft Inc (a)	154	4
	$ 205		Digital River Inc (a)	1,951	67
Home Furnishings - 0.22%			Earthlink Inc	23,705	204
Audiovox Corp (a)	1,423	12	ePlus Inc (a)	319	7
Hooker Furniture Corp	1,095	16	Infospace Inc (a)	2,751	23
La-Z-Boy Inc (a)	3,444	31	Internap Network Services Corp (a)	4,253	26
Select Comfort Corp (a)	18,420	168	Internet Capital Group Inc (a)	1,976	28
Universal Electronics Inc (a)	747	21	IntraLinks Holdings Inc (a)	4,200	79
			j2 Global Communications Inc (a)	800	23
	$ 248
Housewares - 0.07%			Keynote Systems Inc	974	14
Libbey Inc (a)	1,415	22	Knot Inc/The (a)	1,210	12
Lifetime Brands Inc (a)	4,000	56	Online Resources Corp (a)	1,549	7
			Perficient Inc (a)	637	8
	$ 78		S1 Corp (a)	3,012	21
Insurance - 5.54%			TeleCommunication Systems Inc (a)	2,350	11
Alterra Capital Holdings Ltd	11,201	243	TIBCO Software Inc (a)	2,000	39
American Equity Investment Life Holding Co	47,427	596
American Safety Insurance Holdings Ltd (a)	4,508	96	United Online Inc	6,408	42
			ValueClick Inc (a)	3,876	62
Amerisafe Inc (a)	13,673	240
			VASCO Data Security International Inc (a)	572	5
Amtrust Financial Services Inc	8,000	140
Argo Group International Holdings Ltd	2,668	99		$ 688
Aspen Insurance Holdings Ltd	9,250	265	Investment Companies - 0.96%
Assured Guaranty Ltd	10,800	191	Apollo Investment Corp	9,531	106
Baldwin & Lyons Inc	690	16	Arlington Asset Investment Corp	587	14
Citizens Inc/TX (a)	3,205	24	BlackRock Kelso Capital Corp	7,629	84
CNA Surety Corp (a)	1,016	24	Capital Southwest Corp	246	26
CNO Financial Group Inc (a)	30,722	209	Fifth Street Finance Corp	3,070	37
Delphi Financial Group Inc	21,298	615	Gladstone Capital Corp	3,100	36
EMC Insurance Group Inc	406	9	Golub Capital BDC Inc	640	11
Employers Holdings Inc	2,394	42	Hercules Technology Growth Capital Inc	6,916	71
Enstar Group Ltd (a)	394	33	Main Street Capital Corp	1,275	23
FBL Financial Group Inc	774	22	MCG Capital Corp	24,796	173
First American Financial Corp	5,583	83	NGP Capital Resources Co	1,889	17
Flagstone Reinsurance Holdings SA	8,064	101	PennantPark Investment Corp	1,790	22
FPIC Insurance Group Inc (a)	559	21	Prospect Capital Corp	36,086	390
Gerova Financial Group Ltd (a)	123	4	Solar Capital Ltd	495	12
Global Indemnity PLC (a)	1,184	24	TICC Capital Corp	4,955	56
Greenlight Capital Re Ltd (a)	1,610	43	Triangle Capital Corp	1,298	25
Hallmark Financial Services (a)	3,515	32		$ 1,103
Harleysville Group Inc	642	24	Iron & Steel - 0.02%
Hilltop Holdings Inc (a)	1,894	19	Universal Stainless & Alloy (a)	567	18
Horace Mann Educators Corp	14,786	267
Infinity Property & Casualty Corp	763	47

See accompanying notes

125

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Leisure Products & Services - 0.06%			Mining - 1.27%
Arctic Cat Inc (a)	1,068 $	16	Brush Engineered Materials Inc (a)	974 $	38
Callaway Golf Co	3,083	25	Century Aluminum Co (a)	5,179	80
Johnson Outdoors Inc (a)	373	5	Coeur d'Alene Mines Corp (a)	17,087	467
Life Time Fitness Inc (a)	401	16	Compass Minerals International Inc	900	80
Multimedia Games Inc (a)	1,636	9	Contango ORE Inc (a),(b)	34	—
	$ 71		Hecla Mining Co (a)	15,492	175
Lodging - 0.14%			Horsehead Holding Corp (a)	2,082	27
Boyd Gaming Corp (a)	3,045	32	Kaiser Aluminum Corp	744	37
Gaylord Entertainment Co (a)	1,713	62	Molycorp Inc (a)	704	35
Monarch Casino & Resort Inc (a)	561	7	Royal Gold Inc	1,600	88
Orient-Express Hotels Ltd (a)	4,334	56	Stillwater Mining Co (a)	7,100	152
Red Lion Hotels Corp (a)	1,062	9	Thompson Creek Metals Co Inc (a)	7,588	112
	$ 166		USEC Inc (a)	26,301	158
Machinery - Construction & Mining - 0.03%				$ 1,449
Astec Industries Inc (a)	1,110	36	Miscellaneous Manufacturing - 1.89%
			Acuity Brands Inc	4,200	242
Machinery - Diversified - 1.25%			Ameron International Corp	526	40
Alamo Group Inc	505	14	AO Smith Corp	11,109	423
Albany International Corp	3,682	87	AZZ Inc	73	3
Altra Holdings Inc (a)	3,900	77	Barnes Group Inc	9,500	196
Applied Industrial Technologies Inc	19,250	625	Brink's Co/The	641	17
Briggs & Stratton Corp	11,096	219	Ceradyne Inc (a)	8,764	276
Cascade Corp	1,026	49	CLARCOR Inc	294	13
Chart Industries Inc (a)	1,409	48	EnPro Industries Inc (a)	12,494	520
Columbus McKinnon Corp/NY (a)	960	20	ESCO Technologies Inc	1,517	58
Gerber Scientific Inc (a)	2,217	17	Fabrinet (a)	265	6
Intermec Inc (a)	1,736	22	Federal Signal Corp	3,098	21
Intevac Inc (a)	1,160	16	GP Strategies Corp (a)	4,608	47
Kadant Inc (a)	3,401	80	Griffon Corp (a)	2,393	31
NACCO Industries Inc	526	57	Hexcel Corp (a)	1,505	27
Robbins & Myers Inc	1,535	55	Koppers Holdings Inc	1,700	61
Tennant Co	600	23	Lydall Inc (a)	1,495	12
Twin Disc Inc	712	21	Myers Industries Inc	4,947	48
	$ 1,430		Standex International Corp	2,463	74
Media - 1.02%			Tredegar Corp	1,298	25
AH Belo Corp (a)	1,576	14	Trimas Corp (a)	1,092	22
CKX Inc (a)	4,014	16		$ 2,162
Courier Corp	898	14	Office Furnishings - 0.11%
Crown Media Holdings Inc (a)	4,027	11	Knoll Inc	5,300	89
Cumulus Media Inc (a)	1,535	7	Steelcase Inc	3,896	41
Dex One Corp (a)	2,644	20		$ 130
Dolan Co/The (a)	6,695	93	Oil & Gas - 3.77%
Entercom Communications Corp (a)	373	4	Approach Resources Inc (a)	1,110	26
EW Scripps Co (a)	2,520	26	ATP Oil & Gas Corp (a)	2,197	37
Gray Television Inc (a)	4,250	8	Berry Petroleum Co	6,911	302
Journal Communications Inc (a)	18,959	95	Bill Barrett Corp (a)	2,715	112
LIN TV Corp (a)	2,324	12	Brigham Exploration Co (a)	4,300	117
LodgeNet Interactive Corp (a)	35,822	152	Clayton Williams Energy Inc (a)	161	13
Mediacom Communications Corp (a)	2,303	19	Contango Oil & Gas Co (a)	346	20
New York Times Co/The (a)	12,800	125	CVR Energy Inc (a)	33,272	505
Nexstar Broadcasting Group Inc (a)	805	5	Energy Partners Ltd (a)	5,072	75
Outdoor Channel Holdings Inc (a)	1,022	7	EXCO Resources Inc	12,200	237
Primedia Inc	10,911	46	Georesources Inc (a)	1,148	25
Scholastic Corp	11,536	341	Goodrich Petroleum Corp (a)	1,201	21
Sinclair Broadcast Group Inc	9,788	80	Gulfport Energy Corp (a)	27,600	598
World Wrestling Entertainment Inc	5,006	72	Harvest Natural Resources Inc (a)	1,635	20
	$ 1,167		Oasis Petroleum Inc (a)	1,211	33
Metal Fabrication & Hardware - 0.85%			Parker Drilling Co (a)	6,357	29
Ampco-Pittsburgh Corp	681	19	Penn Virginia Corp	2,259	38
CIRCOR International Inc	2,696	114	Petroleum Development Corp (a)	1,048	44
Haynes International Inc	532	22	Petroquest Energy Inc (a)	37,129	279
Kaydon Corp	4,900	200	Pioneer Drilling Co (a)	3,128	28
Ladish Co Inc (a)	867	42	Resolute Energy Corp (a)	1,709	25
Lawson Products Inc/DE	354	9	Rex Energy Corp (a)	1,328	18
LB Foster Co (a)	587	24	Rosetta Resources Inc (a)	1,004	38
Mueller Industries Inc	1,870	61	Stone Energy Corp (a)	19,828	442
Olympic Steel Inc	600	17	Swift Energy Co (a)	13,117	514
RTI International Metals Inc (a)	1,309	35	Vaalco Energy Inc (a)	27,728	199
Worthington Industries Inc	23,256	428	W&T Offshore Inc	17,623	315
	$ 971		Warren Resources Inc (a)	36,236	164

See accompanying notes

126

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS (continued)
Western Refining Inc (a)	2,973 $	31	Associated Estates Realty Corp	2,723 $	42
	$ 4,305		BioMed Realty Trust Inc	25,993	484
Oil & Gas Services - 2.00%			Brandywine Realty Trust	14,100	164
Allis-Chalmers Energy Inc (a)	3,128	22	CapLease Inc	27,281	159
Basic Energy Services Inc (a)	1,147	19	Capstead Mortgage Corp	3,558	45
Cal Dive International Inc (a)	58,130	329	CBL & Associates Properties Inc	29,372	514
Complete Production Services Inc (a)	10,468	309	Cedar Shopping Centers Inc	2,711	17
Global Geophysical Services Inc (a)	200	2	Chatham Lodging Trust	747	13
Global Industries Ltd (a)	15,659	109	Cogdell Spencer Inc	9,600	56
Gulf Island Fabrication Inc	1,518	43	Colonial Properties Trust	11,373	205
Helix Energy Solutions Group Inc (a)	6,070	74	CommonWealth REIT	5,500	140
Hornbeck Offshore Services Inc (a)	1,261	26	Cousins Properties Inc	4,521	38
ION Geophysical Corp (a)	26,800	227	Cypress Sharpridge Investments Inc	1,775	23
Key Energy Services Inc (a)	6,734	87	DCT Industrial Trust Inc	32,731	174
Lufkin Industries Inc	1,900	119	Developers Diversified Realty Corp	6,300	89
Matrix Service Co (a)	1,949	24	DiamondRock Hospitality Co (a)	23,786	286
Natural Gas Services Group Inc (a)	919	17	Douglas Emmett Inc	1,600	27
Newpark Resources Inc (a)	44,544	275	DuPont Fabros Technology Inc	1,530	33
OYO Geospace Corp (a)	29	3	Dynex Capital Inc	1,800	20
RPC Inc	3,793	69	EastGroup Properties Inc	3,056	129
T-3 Energy Services Inc (a)	2,591	103	Education Realty Trust Inc	8,935	69
Targa Resources Corp	1,400	38	Entertainment Properties Trust	9,981	461
Tesco Corp (a)	1,771	28	Equity Lifestyle Properties Inc	3,101	173
Tetra Technologies Inc (a)	28,254	335	Equity One Inc	1,800	33
Willbros Group Inc (a)	2,787	27	Extra Space Storage Inc	9,168	160
	$ 2,285		FelCor Lodging Trust Inc (a)	13,177	92
			First Industrial Realty Trust Inc (a)	74,536	652
Packaging & Containers - 0.57%
Graphic Packaging Holding Co (a)	6,402	25	First Potomac Realty Trust	7,299	122
Rock-Tenn Co	6,649	359	Franklin Street Properties Corp	3,470	49
Silgan Holdings Inc	7,362	263	Getty Realty Corp	4,090	128
	$ 647		Gladstone Commercial Corp	709	13
Pharmaceuticals - 1.34%			Glimcher Realty Trust	5,128	43
Alkermes Inc (a)	15,737	193	Government Properties Income Trust	1,674	45
Caraco Pharmaceutical Laboratories Ltd (a)	664	3	Hatteras Financial Corp	2,293	69
Cornerstone Therapeutics Inc (a)	665	4	Healthcare Realty Trust Inc	3,703	78
Hi-Tech Pharmacal Co Inc (a)	2,600	65	Hersha Hospitality Trust	26,317	174
Impax Laboratories Inc (a)	587	12	Highwoods Properties Inc	5,343	170
Lannett Co Inc (a)	650	4	Home Properties Inc	2,615	145
Medicis Pharmaceutical Corp	3,419	91	Inland Real Estate Corp	10,198	90
Nabi Biopharmaceuticals (a)	7,600	44	Invesco Mortgage Capital Inc	7,377	161
Nutraceutical International Corp (a)	3,541	50	Investors Real Estate Trust	3,740	34
Obagi Medical Products Inc (a)	3,800	44	iStar Financial Inc (a)	4,490	35
Par Pharmaceutical Cos Inc (a)	15,303	589	Kilroy Realty Corp	3,221	117
Pharmasset Inc (a)	800	35	Kite Realty Group Trust	12,400	67
PharMerica Corp (a)	14,550	167	LaSalle Hotel Properties	19,748	522
Schiff Nutrition International Inc	872	8	Lexington Realty Trust	92,310	734
Sucampo Pharmaceuticals Inc (a)	929	3	LTC Properties Inc	5,369	151
USANA Health Sciences Inc (a)	3,000	130	Medical Properties Trust Inc	21,493	232
Viropharma Inc (a)	4,435	77	MFA Financial Inc	69,307	565
XenoPort Inc (a)	900	8	Mid-America Apartment Communities Inc	3,070	195
	$ 1,527		Mission West Properties Inc	1,484	10
			Monmouth Real Estate Investment Corp	2,323	20
Pipelines - 0.02%			MPG Office Trust Inc (a)	17,800	49
Crosstex Energy Inc	2,271	20	National Health Investors Inc	2,601	117
			National Retail Properties Inc	20,749	551
Private Equity - 0.29%			Newcastle Investment Corp (a)	3,097	21
American Capital Ltd (a)	43,782	331
			Omega Healthcare Investors Inc	19,443	436
			One Liberty Properties Inc	747	12
Publicly Traded Investment Fund - 0.01%			Parkway Properties Inc/Md	23,201	406
THL Credit Inc	774	10	Pebblebrook Hotel Trust	3,633	74
Real Estate - 0.03%			Pennsylvania Real Estate Investment Trust	23,638	344
Forestar Group Inc (a)	1,777	34	Post Properties Inc	2,948	107
HFF Inc (a)	613	6	PS Business Parks Inc	5,020	280
	$ 40		Ramco-Gershenson Properties Trust	3,496	44
			Redwood Trust Inc	3,873	58
REITS - 12.59%			Resource Capital Corp	15,637	115
Acadia Realty Trust	3,342	61	Retail Opportunity Investments Corp	2,083	21
Agree Realty Corp	774	20	Sabra Healthcare REIT Inc	1,408	26
American Campus Communities Inc	11,171	355	Saul Centers Inc	2,101	100
American Capital Agency Corp	20,692	595	Senior Housing Properties Trust	14,500	318
Anworth Mortgage Asset Corp	60,873	426	Sovran Self Storage Inc	1,674	62
Ashford Hospitality Trust Inc (a)	55,874	540

See accompanying notes

127

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			Retail (continued)
Starwood Property Trust Inc	2,377 $	51	Steinway Musical Instruments Inc (a)	558 $	11
Strategic Hotels & Resorts Inc (a)	5,262	28	Susser Holdings Corp (a)	557	8
Sun Communities Inc	4,795	159	Systemax Inc (a)	173	2
Sunstone Hotel Investors Inc (a)	24,911	257	Talbots Inc (a)	774	7
Tanger Factory Outlet Centers	988	51	Tuesday Morning Corp (a)	2,568	14
UMH Properties Inc	856	9	West Marine Inc (a)	1,185	13
Universal Health Realty Income Trust	495	18	Wet Seal Inc/The (a)	2,403	9
Urstadt Biddle Properties Inc	1,132	22	World Fuel Services Corp	7,475	270
U-Store-It Trust	30,296	288		$ 5,650
Walter Investment Management Corp	1,281	23	Savings & Loans - 1.98%
Washington Real Estate Investment Trust	2,763	86	Astoria Financial Corp	5,018	70
	$ 14,397		B of I Holding Inc (a)	613	10
Retail - 4.94%			BankFinancial Corp	3,982	38
99 Cents Only Stores (a)	458	7	Berkshire Hills Bancorp Inc	3,809	85
AFC Enterprises Inc (a)	401	6	Brookline Bancorp Inc	28,093	305
America's Car-Mart Inc (a)	328	9	Capitol Federal Financial Inc	1,200	14
Barnes & Noble Inc	1,901	27	Clifton Savings Bancorp Inc	867	9
Biglari Holdings Inc (a)	62	25	Danvers Bancorp Inc	1,634	29
Bob Evans Farms Inc	3,690	122	Dime Community Bancshares Inc	4,848	71
Bon-Ton Stores Inc/The (a)	667	8	ESB Financial Corp	757	12
Books-A-Million Inc	597	3	ESSA Bancorp Inc	1,279	17
Bravo Brio Restaurant Group Inc (a)	6,400	123	First Niagara Financial Group Inc	13,246	185
Brown Shoe Co Inc	5,152	72	Flushing Financial Corp	5,359	75
Buckle Inc/The	175	7	Home Bancorp Inc (a)	733	10
Cabela's Inc (a)	30,703	668	Home Federal Bancorp Inc/ID	1,455	18
Casey's General Stores Inc	1,325	56	Investors Bancorp Inc (a)	2,345	31
Cash America International Inc	12,322	455	Kaiser Federal Financial Group Inc	268	3
Charming Shoppes Inc (a)	5,973	21	Kearny Financial Corp	1,331	11
Childrens Place Retail Stores Inc/The (a)	2,239	111	Meridian Interstate Bancorp Inc (a)	817	10
Christopher & Banks Corp	20,880	128	NASB Financial Inc	300	5
Collective Brands Inc (a)	8,849	186	NewAlliance Bancshares Inc	23,440	351
Conn's Inc (a)	17,637	82	Northwest Bancshares Inc	19,958	235
Cracker Barrel Old Country Store Inc	160	9	OceanFirst Financial Corp	3,899	50
Dillard's Inc	13,392	508	Oritani Financial Corp	2,172	27
Domino's Pizza Inc (a)	17,809	284	Provident Financial Services Inc	23,005	348
Dress Barn Inc (a)	321	8	Provident New York Bancorp	2,217	23
DSW Inc (a)	4,400	172	Rockville Financial Inc	691	8
Ezcorp Inc (a)	293	8	United Financial Bancorp Inc	1,469	22
Finish Line Inc/The	21,303	366	ViewPoint Financial Group	6,498	76
Fred's Inc	2,217	30	WSFS Financial Corp	2,401	114
Genesco Inc (a)	3,550	133		$ 2,262
Gordmans Stores Inc (a)	216	4	Semiconductors - 2.28%
Group 1 Automotive Inc	1,092	46	Aeroflex Holding Corp (a)	1,700	28
Jack in the Box Inc (a)	345	7	Alpha & Omega Semiconductor Ltd (a)	400	5
Jo-Ann Stores Inc (a)	3,100	187	Amkor Technology Inc (a)	7,900	58
Kenneth Cole Productions Inc (a)	3,942	50	Anadigics Inc (a)	1,517	10
Lithia Motors Inc	1,712	24	ATMI Inc (a)	1,683	33
MarineMax Inc (a)	10,323	97	Brooks Automation Inc (a)	2,296	21
McCormick & Schmick's Seafood Restaurants Inc	767	7	Cabot Microelectronics Corp (a)	1,042	43
(a)			Cohu Inc	1,683	28
Men's Wearhouse Inc	2,964	74	DSP Group Inc (a)	1,966	16
O'Charleys Inc (a)	1,460	11	Emulex Corp (a)	4,595	53
OfficeMax Inc (a)	3,045	54	Entegris Inc (a)	19,243	144
Pacific Sunwear of California Inc (a)	3,268	18	Fairchild Semiconductor International Inc (a)	15,800	247
Pantry Inc/The (a)	3,141	63	FormFactor Inc (a)	2,484	22
Papa John's International Inc (a)	328	9	GSI Technology Inc (a)	518	4
PC Connection Inc (a)	814	7	Inphi Corp (a)	3,100	62
Penske Automotive Group Inc (a)	1,362	24	Integrated Device Technology Inc (a)	3,552	24
PEP Boys-Manny Moe & Jack	3,035	41	Integrated Silicon Solution Inc (a)	18,600	149
Red Robin Gourmet Burgers Inc (a)	1,357	29	IXYS Corp (a)	3,974	46
Regis Corp	3,270	54	Kopin Corp (a)	3,633	15
Rite Aid Corp (a)	25,596	23	Kulicke & Soffa Industries Inc (a)	17,500	126
Ruby Tuesday Inc (a)	18,153	237	Microsemi Corp (a)	2,571	59
Rush Enterprises Inc - Class A (a)	3,416	70	MKS Instruments Inc	16,557	406
Ruth's Hospitality Group Inc (a)	16,742	77	Omnivision Technologies Inc (a)	619	18
Saks Inc (a)	13,640	146	Pericom Semiconductor Corp (a)	2,123	23
Sally Beauty Holdings Inc (a)	775	11	Photronics Inc (a)	7,487	45
Shoe Carnival Inc (a)	735	20	PMC - Sierra Inc (a)	11,500	99
Sonic Automotive Inc	18,319	242	Richardson Electronics Ltd/United States	908	11
Stage Stores Inc	2,107	37	Semtech Corp (a)	2,600	59
Stein Mart Inc	1,415	13	Sigma Designs Inc (a)	8,458	120

See accompanying notes

128

Schedule of Investments
SmallCap Value Account I
December 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Semiconductors (continued)			Telecommunications (continued)
Silicon Image Inc (a)	1,579 $	12	Tekelec (a)	7,466 $	89
Skyworks Solutions Inc (a)	15,500	444	Tessco Technologies Inc	201	3
Standard Microsystems Corp (a)	878	25	USA Mobility Inc	6,127	109
Tessera Technologies Inc (a)	1,201	27	ViaSat Inc (a)	1,041	46
Ultratech Inc (a)	400	8	Vonage Holdings Corp (a)	5,432	12
Veeco Instruments Inc (a)	2,100	90			$ 2,988
Zoran Corp (a)	2,618	23	Textiles - 0.19%
	$ 2,603		G&K Services Inc	3,125	97
Software - 1.86%			Unifirst Corp/MA	2,100	115
Aspen Technology Inc (a)	5,700	72			$ 212
Avid Technology Inc (a)	1,442	25	Toys, Games & Hobbies - 0.40%
CDC Corp (a)	2,597	9	Jakks Pacific Inc (a)	20,010	364
CSG Systems International Inc (a)	10,453	198	Leapfrog Enterprises Inc (a)	501	3
Deltek Inc (a)	69	—	RC2 Corp (a)	3,885	85
Digi International Inc (a)	7,042	78			$ 452
Dynavox Inc (a)	3,518	18
			Transportation - 2.42%
Epicor Software Corp (a)	1,657	17	Air Transport Services Group Inc (a)	3,043	24
EPIQ Systems Inc	5,989	83	Arkansas Best Corp	1,201	33
Fair Isaac Corp	2,392	56	Atlas Air Worldwide Holdings Inc (a)	12,669	707
Global Defense Technology & Systems Inc (a)	265	4	Bristow Group Inc (a)	2,110	100
JDA Software Group Inc (a)	19,363	542	CAI International Inc (a)	4,360	86
Mantech International Corp (a)	1,060	44	DHT Holdings Inc	26,276	123
QLIK Technologies Inc (a)	281	7	Dynamex Inc (a)	458	11
Quest Software Inc (a)	2,781	77	Excel Maritime Carriers Ltd (a)	55,774	314
RealPage Inc (a)	281	9	Genco Shipping & Trading Ltd (a)	1,623	23
Schawk Inc	4,744	98	Golar LNG Ltd	2,003	30
SciQuest Inc (a)	2,700	35	Gulfmark Offshore Inc (a)	7,857	239
Seachange International Inc (a)	1,263	11	Heartland Express Inc	4,000	64
Smith Micro Software Inc (a)	824	13	Horizon Lines Inc	22,936	100
SYNNEX Corp (a)	5,781	180	Knightsbridge Tankers Ltd	4,546	101
Take-Two Interactive Software Inc (a)	44,746	548	Marten Transport Ltd	2,600	56
	$ 2,124		Nordic American Tanker Shipping Ltd	2,324	61
Storage & Warehousing - 0.03%			Overseas Shipholding Group Inc	1,270	45
Mobile Mini Inc (a)	1,816	36	Pacer International Inc (a)	37,400	256
			PAM Transportation Services Inc (a)	394	5
Telecommunications - 2.61%			PHI Inc (a)	1,148	22
Anaren Inc (a)	1,148	24	Quality Distribution Inc (a)	6,967	63
Anixter International Inc	4,801	287	Ship Finance International Ltd	8,518	183
Applied Signal Technology Inc	619	23	Swift Transporation Co (a)	3,700	46
Arris Group Inc (a)	31,708	355	Teekay Tankers Ltd	1,889	23
Atlantic Tele-Network Inc	58	2	Universal Truckload Services Inc (a)	526	8
Black Box Corp	3,422	131	Werner Enterprises Inc	2,076	47
Cincinnati Bell Inc (a)	7,963	22			$ 2,770
Comtech Telecommunications Corp	1,015	28	Trucking & Leasing - 0.32%
Consolidated Communications Holdings Inc	16,908	327	Aircastle Ltd	10,911	114
CPI International Inc (a)	2,649	52	Amerco Inc (a)	2,185	210
EchoStar Holding Corp (a)	1,600	40	Greenbrier Cos Inc (a)	1,071	22
EMS Technologies Inc (a)	1,281	25	TAL International Group Inc	779	24
Extreme Networks (a)	5,718	18			$ 370
General Communication Inc (a)	2,618	33
Global Crossing Ltd (a)	1,041	13	Water - 0.21%
Globecomm Systems Inc (a)	1,739	17	American States Water Co	2,168	75
(a)			California Water Service Group	2,588	97
Harmonic Inc	4,354	37	Pico Holdings Inc (a)	1,122	36
Hughes Communications Inc (a)	293	12
			York Water Co	2,000	34
IDT Corp - Class B	1,228	31			$ 242
InterDigital Inc	3,900	162	TOTAL COMMON STOCKS		$ 112,799
Iridium Communications Inc (a)	2,986	25
Knology Inc (a)	258	4		Maturity
Neutral Tandem Inc (a)	3,800	55		Amount
Novatel Wireless Inc (a)	2,457	23	REPURCHASE AGREEMENTS - 1.73%	(000's)	Value (000's)
Oplink Communications Inc (a)	4,922	92	Banks - 1.73%
PAETEC Holding Corp (a)	3,499	13	Investment in Joint Trading Account; Credit Suisse $ 708		$ 708
Plantronics Inc	9,000	335	Repurchase Agreement; 0.15% dated
Powerwave Technologies Inc (a)	11,098	28	12/31/10 maturing 01/03/11 (collateralized by
Preformed Line Products Co	169	10	US Treasury Note; $722,614; 2.25%; dated
Premiere Global Services Inc (a)	42,712	291	01/31/15)
RF Micro Devices Inc (a)	4,700	35	Investment in Joint Trading Account; Deutsche	202	203
Sonus Networks Inc (a)	3,206	9	Bank Repurchase Agreement; 0.22% dated
Sycamore Networks Inc	920	19	12/31/10 maturing 01/03/11 (collateralized by
Symmetricom Inc (a)	12,162	86	Sovereign Agency Issues; $206,461; 0.00% -
Syniverse Holdings Inc (a)	2,100	65	3.00%; dated 09/16/14 - 10/15/20)

See accompanying notes

129

Schedule of Investments SmallCap Value Account I December 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Merrill	$ 810	$ 810
Lynch Repurchase Agreement; 0.15% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $825,845; 0.00%;
dated 04/15/15 - 01/15/21)
Investment in Joint Trading Account; Morgan	253	253
Stanley Repurchase Agreement; 0.12% dated
12/31/10 maturing 01/03/11 (collateralized by
Sovereign Agency Issues; $258,076; 1.98% -
2.68%; dated 01/21/14 - 06/07/18)
$ 1,974
TOTAL REPURCHASE AGREEMENTS		$ 1,974
Total Investments		$ 114,773
Liabilities in Excess of Other Assets, Net - (0.40)%		$ (460)
TOTAL NET ASSETS - 100.00%		$ 114,313

(a)	Non-Income Producing Security
(b)	Security is Illiquid

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 24,579
Unrealized Depreciation		(6,551)
Net Unrealized Appreciation (Depreciation)		$ 18,028
Cost for federal income tax purposes		$ 96,745
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		36 .04%
Consumer, Non-cyclical		13 .51%
Industrial		13 .41%
Consumer, Cyclical		11 .02%
Energy		6 .41%
Utilities		5 .60%
Technology		5 .38%
Basic Materials		4 .76%
Communications		4 .23%
Diversified		0 .04%
Liabilities in Excess of Other Assets, Net		(0.40)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2011	Long	49	$ 3,792	$ 3,833	$ 41
$ 41

All dollar amounts are shown in thousands (000's)

See accompanying notes

130

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FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2010	$11.24	$0.17	$1.31	$1.48	($0.18)	$–	($0.18)	$12.54
2009	9.25	0.18	2.28	2.46	(0.47)	–	(0.47)	11.24
2008	21.67	0.31	(8.44)	(8.13)	(0.30)	(3.99)	(4.29)	9.25
2007	20.64	0.30	2.96	3.26	(0.21)	(2.02)	(2.23)	21.67
2006	16.83	0.25	4.31	4.56	(0.23)	(0.52)	(0.75)	20.64
Class 2 shares
2010	11.32	0.14	1.32	1.46	(0.15)	–	(0.15)	12.63
2009	9.27	0.15	2.29	2.44	(0.39)	–	(0.39)	11.32
2008	21.71	0.31	(8.51)	(8.20)	(0.25)	(3.99)	(4.24)	9.27
2007(e)	20.27	0.23	3.38	3.61	(0.15)	(2.02)	(2.17)	21.71
EQUITY INCOME ACCOUNT
Class 1 shares
2010	13.15	0.45	1.66	2.11	(0.46)	–	(0.46)	14.80
2009	11.60	0.39	1.84	2.23	(0.68)	–	(0.68)	13.15
2008	19.32	0.44	(6.53)	(6.09)	(0.41)	(1.22)	(1.63)	11.60
2007	19.39	0.40	0.66	1.06	(0.20)	(0.93)	(1.13)	19.32
2006	17.64	0.32	2.71	3.03	(0.33)	(0.95)	(1.28)	19.39
Class 2 shares
2010	13.10	0.40	1.66	2.06	(0.42)	–	(0.42)	14.74
2009	11.50	0.35	1.85	2.20	(0.60)	–	(0.60)	13.10
2008	19.17	0.40	(6.49)	(6.09)	(0.36)	(1.22)	(1.58)	11.50
2007	19.24	0.34	0.67	1.01	(0.15)	(0.93)	(1.08)	19.17
2006	17.53	0.27	2.69	2.96	(0.30)	(0.95)	(1.25)	19.24
GOVERNMENT & HIGH QUALITY BOND ACCOUNT (j)
Class 1 shares
2010	10.07	0.38	0.20	0.58	(0.36)	–	(0.36)	10.29
2009	10.28	0.43	0.22	0.65	(0.86)	–	(0.86)	10.07
2008	10.49	0.48	(0.01)	0.47	(0.68)	–	(0.68)	10.28
2007	10.41	0.49	0.16	0.65	(0.57)	–	(0.57)	10.49
2006	10.47	0.47	(0.03)	0.44	(0.50)	–	(0.50)	10.41
Class 2 shares
2010	10.09	0.36	0.21	0.57	(0.34)	–	(0.34)	10.32
2009	10.26	0.41	0.21	0.62	(0.79)	–	(0.79)	10.09
2008	10.47	0.45	(0.01)	0.44	(0.65)	–	(0.65)	10.26
2007	10.39	0.46	0.17	0.63	(0.55)	–	(0.55)	10.47
2006	10.43	0.44	(0.02)	0.42	(0.46)	–	(0.46)	10.39

See accompanying notes.

132

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
Total	Period (in	to Average Net	to Average Net	Portfolio
Return(b)	thousands)	Assets	Assets	Turnover Rate

13.18%	$532,545	0 .89%	1.47%	110.0%(k)
27.30	364,176	0.91	1.85	105.5
(46.22)	286,421	0 .92 (c)	2.07	100.4
16.09	576,345	0 .90 (c)	1.41	113.8 (d)
27.96	409,020	0.91	1.34	107.0

12.91	2,466	1.14	1.27	110.0(k)
26.84	2,427	1.16	1.59	105.5
(46.37)	2,338	1 .17 (c)	1.91	100.4
18.09 (f)	8,072	1.15 (c),(g)	1.09 (g)	113.8 (d),(g)

16.18	538,727	0.51	3.25	23.2
20.00	392,951	0.54	3.33	44.0
(33.94)	304,321	0 .51 (c)	2.86	86.8
5.24	513,914	0 .49 (c)	2.01	84.0 (h)
18.17	296,113	0.66	1.74	87.0

15.88	29,323	0.76	2.97	23.2
19.76	30,836	0.79	3.08	44.0
(34.12)	34,738	0 .76 (c)	2.57	86.8
5.00	76,666	0 .74 (c)	1.74	84.0 (h)
17.86	70,163	0.91	1.49	87.0

5.85	489,048	0.50	3.64	79.1(l)
6.47	233,789	0.50	4.18	22.4
4.68	152,711	0 .51 (c)	4.63	9.9
6.58	226,615	0 .50 (c)	4.73	6.2
4.45	259,054	0.53	4.54	16.0

5.65	1,457	0.75	3.45	79.1(l)
6.21	1,675	0.75	3.99	22.4
4.41	2,085	0 .76 (c)	4.38	9.9
6.21	3,322	0 .75 (c)	4.47	6.2
4.22	5,041	0.78	4.29	16.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.
(j)	Effective July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.
(k)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International SmallCap Account.
(l)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Government & High Quality Bond Account.

See accompanying notes.

133

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INCOME ACCOUNT
Class 1 shares
2010	$9.97	$0.60	$0.25	$0.85	($0.70)	$–	($0.70)	$10.12
2009	9.36	0.62	1.03	1.65	(1.03)	(0.01)	(1.04)	9.97
2008	10.46	0.59	(0.93)	(0.34)	(0.75)	(0.01)	(0.76)	9.36
2007	10.55	0.60	0.01	0.61	(0.68)	(0.02)	(0.70)	10.46
2006	10.69	0.61	(0.13)	0.48	(0.61)	(0.01)	(0.62)	10.55
Class 2 shares
2010	9.95	0.58	0.23	0.81	(0.67)	–	(0.67)	10.09
2009	9.30	0.59	1.04	1.63	(0.97)	(0.01)	(0.98)	9.95
2008	10.40	0.56	(0.92)	(0.36)	(0.73)	(0.01)	(0.74)	9.30
2007	10.49	0.59	(0.01)	0.58	(0.65)	(0.02)	(0.67)	10.40
2006	10.62	0.58	(0.12)	0.46	(0.58)	(0.01)	(0.59)	10.49
LARGECAP BLEND ACCOUNT II
Class 1 shares
2010	6.21	0.07	0.74	0.81	(0.16)	–	(0.16)	6.86
2009	4.88	0.08	1.35	1.43	(0.10)	–	(0.10)	6.21
2008	12.59	0.10	(3.07)	(2.97)	(0.15)	(4.59)	(4.74)	4.88
2007	12.46	0.12	0.55	0.67	(0.09)	(0.45)	(0.54)	12.59
2006	11.19	0.13	1.56	1.69	(0.08)	(0.34)	(0.42)	12.46
Class 2 shares
2010	6.24	0.06	0.74	0.80	(0.13)	–	(0.13)	6.91
2009	4.89	0.07	1.35	1.42	(0.07)	–	(0.07)	6.24
2008	12.59	0.08	(3.07)	(2.99)	(0.12)	(4.59)	(4.71)	4.89
2007(e)	12.42	0.09	0.59	0.68	(0.06)	(0.45)	(0.51)	12.59
LARGECAP GROWTH ACCOUNT
Class 1 shares
2010	12.78	0.01	2.34	2.35	(0.01)	–	(0.01)	15.12
2009	10.14	–	2.72	2.72	(0.08)	–	(0.08)	12.78
2008	17.92	0.07	(7.78)	(7.71)	(0.07)	–	(0.07)	10.14
2007	14.57	0.05	3.33	3.38	(0.03)	–	(0.03)	17.92
2006	13.29	0.09	1.23	1.32	(0.04)	–	(0.04)	14.57
Class 2 shares
2010	12.80	(0.03)	2.34	2.31	–	–	–	15.11
2009	10.13	(0.03)	2.74	2.71	(0.04)	–	(0.04)	12.80
2008	17.90	0.04	(7.78)	(7.74)	(0.03)	–	(0.03)	10.13
2007(i)	14.63	0.01	3.26	3.27	–	–	–	17.90

See accompanying notes.

134

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
Total	Period (in	to Average Net	to Average Net	Portfolio
Return(b)	thousands)	Assets	Assets	Turnover Rate

8.65%	$225,114	0.50%	5.81%	17.0%
18.37	196,424	0.51	6.33	23.6
(3.47)	120,854	0.51 (c)	5.93	13.9
5.90	170,478	0.50 (c)	5.76	9.1
4.90	182,728	0.54	5.79	24.0

8.26	5,135	0.75	5.58	17.0
18.17	6,260	0.76	6.11	23.6
(3.75)	7,912	0.76 (c)	5.66	13.9
5.77	13,390	0.75 (c)	5.68	9.1
4.59	16,474	0.79	5.54	24.0

13.25	182,047	0.75 (c)	1.15	34.7
29.67	183,485	0.75 (c)	1.51	79.0
(36.41)	159,837	0.77 (c)	1.30	62.7
5.21	271,426	0.74 (c)	0.96	80.0 (d)
15.72	202,369	0.76	1.09	50.7

12.97	850	1.00 (c)	0.90	34.7
29.28	832	1.00 (c)	1.27	79.0
(36.50)	875	1.02 (c)	1.00	62.7
5 .28 (f)	2,727	0 .99 (c),(g)	0 .69 (g)	80 .0 (d),(g)

18.38	207,114	0.69	0.04	61.1
27.01	241,670	0.69	0.01	89.5
(43.16)	173,642	0.69 (c)	0.50	87.6
23.20	395,726	0.68 (c)	0.34	105.4 (h)
9.92	128,867	0.61	0.63	99.3

18.05	691	0.94	(0.20)	61.1
26.80	635	0.94	(0.24)	89.5
(43.30)	538	0.94 (c)	0.24	87.6
22.35 (f)	1,372	0.93 (c),(g)	0.09 (g)	105 .4 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

135

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
MIDCAP BLEND ACCOUNT
Class 1 shares
2010	$31.25	$0.46	$7.00	$7.46	($0.88)	$–	($0.88)	$37.83
2009	24.93	0.21	7.83	8.04	(0.24)	(1.48)	(1.72)	31.25
2008	42.05	0.18	(12.82)	(12.64)	(0.23)	(4.25)	(4.48)	24.93
2007	42.26	0.21	3.96	4.17	(0.28)	(4.10)	(4.38)	42.05
2006	42.54	0.27	5.11	5.38	(0.46)	(5.20)	(5.66)	42.26
Class 2 shares
2010	31.23	0.35	7.03	7.38	(0.79)	–	(0.79)	37.82
2009(c)	28.70	0.14	2.39	2.53	–	–	–	31.23
MONEY MARKET ACCOUNT
Class 1 shares
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
2007	1.00	0.05	–	0.05	(0.05)	–	(0.05)	1.00
2006	1.00	0.05	–	0.05	(0.05)	–	(0.05)	1.00
Class 2 shares
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0.02	–	0.02	(0.02)	–	(0.02)	1.00
2007(h)	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2010	19.23	0.35	2.59	2.94	(0.32)	(0.38)	(0.70)	21.47
2009	15.05	0.17	4.28	4.45	(0.27)	–	(0.27)	19.23
2008	25.13	0.15	(7.79)	(7.64)	(0.24)	(2.20)	(2.44)	15.05
2007	24.06	0.20	1.89	2.09	(0.18)	(0.84)	(1.02)	25.13
2006	22.04	0.15	2.45	2.60	(0.12)	(0.46)	(0.58)	24.06
Class 2 shares
2010	19.17	0.31	2.57	2.88	(0.27)	(0.38)	(0.65)	21.40
2009	14.94	0.12	4.27	4.39	(0.16)	–	(0.16)	19.17
2008	24.97	0.10	(7.75)	(7.65)	(0.18)	(2.20)	(2.38)	14.94
2007	23.91	0.13	1.89	2.02	(0.12)	(0.84)	(0.96)	24.97
2006	21.92	0.10	2.43	2.53	(0.08)	(0.46)	(0.54)	23.91

See accompanying notes.

136

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Gross	Ratio of Net
			Expenses to	Investment Income	Portfolio
	Net Assets, End of	Ratio of Expenses to	Average Net	to Average Net	Turnover
Total Return(b)	Period (in thousands)	Average Net Assets	Assets	Assets	Rate

24.10%	$551,589	0.57%	–%	1.37%	20 .9%
33.76	379,151	0.61	–	0.79	25.4
(33.92)	269,185	0.58	–	0.50	19.6
9.45	472,587	0.56	–	0.49	28.0
14.23	457,649	0.57	–	0.68	40.8

23.83	11,327	0.82	–	1.05	20.9
8.82 (d)	10,010	0.83 (e)	–	1.43 (e)	25 .4 (e)

0.00	314,976	0.32	0.45 (f)	0.00	N/A
0.22	381,238	0.42	0.45 (f)	0.24	N/A
2.58	455,594	0.45 (g)	–	2.47	N/A
4.94	272,347	0.47 (g)	–	4.81	N/A
4.67	180,210	0.49	–	4.59	N/A

0.00	2,478	0.32	0.70 (f)	0.00	N/A
0.18	4,229	0.49	0.70 (f)	0.27	N/A
2.33	15,013	0.70 (g)	–	2.13	N/A
4.59 (d)	4,646	0.72 (e),(g)	–	4.55 (e)	N/A

15.40	151,592	0.64	–	1.78	13.7
29.82	94,039	0.64	–	1.02	23.6
(33.37)	65,187	0.64 (g)	–	0.76	14.6
8.73	128,486	0.63 (g)	–	0.81	16.6
12.03	152,592	0.67	–	0.66	18.0

15.11	6,822	0.89	–	1.57	13.7
29.54	7,139	0.89	–	0.76	23.6
(33.56)	6,970	0.89 (g)	–	0.49	14.6
8.46	15,662	0.88 (g)	–	0.55	16.6
11.75	16,954	0.92	–	0.41	18.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from September 9, 2009 date operations commenced, through December 31, 2009
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager and/or Underwriter.
(g)	Reflects Manager's contractual expense limit.
(h)	Period from January 8, 2007 date operations commenced, through December 31, 2007

See accompanying notes.

137

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2010	$10.83	$0.26	$2.49	$2.75	($0.37)	$–	($0.37)	$13.21
2009	8.75	0.25	2.19	2.44	(0.36)	–	(0.36)	10.83
2008	19.06	0.25	(4.11)	(3.86)	(0.41)	(6.04)	(6.45)	8.75
2007	26.09	0.35	(4.45)	(4.10)	(0.20)	(2.73)	(2.93)	19.06
2006	20.51	0.23	6.84	7.07	(0.39)	(1.10)	(1.49)	26.09
Class 2 shares
2010	10.91	0.23	2.50	2.73	(0.34)	–	(0.34)	13.30
2009	8.76	0.22	2.22	2.44	(0.29)	–	(0.29)	10.91
2008	19.06	0.20	(4.10)	(3.90)	(0.36)	(6.04)	(6.40)	8.76
2007(e)	25.65	0.27	(4.00)	(3.73)	(0.13)	(2.73)	(2.86)	19.06
SAM BALANCED PORTFOLIO
Class 1 shares
2010	13.73	0.42	1.38	1.80	(0.51)	–	(0.51)	15.02
2009	11.95	0.64	2.05	2.69	(0.52)	(0.39)	(0.91)	13.73
2008	19.17	0.62	(4.93)	(4.31)	(0.71)	(2.20)	(2.91)	11.95
2007	18.09	0.64	0.92	1.56	(0.48)	–	(0.48)	19.17
2006	16.72	0.41	1.33	1.74	(0.37)	–	(0.37)	18.09
Class 2 shares
2010	13.64	0.36	1.40	1.76	(0.48)	–	(0.48)	14.92
2009	11.85	0.56	2.09	2.65	(0.47)	(0.39)	(0.86)	13.64
2008	19.04	0.64	(4.97)	(4.33)	(0.66)	(2.20)	(2.86)	11.85
2007	17.97	0.58	0.92	1.50	(0.43)	–	(0.43)	19.04
2006	16.61	0.37	1.32	1.69	(0.33)	–	(0.33)	17.97
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2010	10.94	0.40	0.84	1.24	(0.50)	–	(0.50)	11.68
2009	9.49	0.65	1.29	1.94	(0.34)	(0.15)	(0.49)	10.94
2008	13.07	0.50	(2.77)	(2.27)	(0.47)	(0.84)	(1.31)	9.49
2007	12.74	0.52	0.43	0.95	(0.45)	(0.17)	(0.62)	13.07
2006	12.07	0.39	0.64	1.03	(0.33)	(0.03)	(0.36)	12.74
Class 2 shares
2010	10.85	0.35	0.88	1.23	(0.48)	–	(0.48)	11.60
2009	9.41	0.56	1.33	1.89	(0.30)	(0.15)	(0.45)	10.85
2008	12.97	0.57	(2.85)	(2.28)	(0.44)	(0.84)	(1.28)	9.41
2007	12.64	0.49	0.43	0.92	(0.42)	(0.17)	(0.59)	12.97
2006	11.98	0.36	0.64	1.00	(0.31)	(0.03)	(0.34)	12.64

See accompanying notes.

138

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
	Period (in	to Average Net	to Average Net	Portfolio
Total Return(b)	thousands)	Assets	Assets	Turnover Rate

25.70%	$140,922	0.89%	2.16%	48.0%
28.92	160,251	0.90	2.96	59.9
(32.86)	127,836	0.89 (c)	1.77	47.2
(17.69)	204,752	0.86 (c)	1.51	81.3 (d)
36.61	255,955	0.87	1.01	35.8

25.29	442	1.14	1.92	48.0
28.69	484	1.15	2.68	59.9
(33.01)	568	1.14 (c)	1.35	47.2
(16.50) (f)	1,441	1.11 (c),(g)	1.17 (g)	81.3 (d),(g)

13.61	828,276	0.24 (h)	2.97	36.3
23.84	728,979	0.25 (h)	5.19	3.2
(26.18)	387,339	0.25 (c),(h)	4.04	39.1
8.67	481,245	0.23 (c),(h)	3.40	42.1
10.61	507,193	0.27 (h)	2.39	11.0

13.34	107,086	0.49 (h)	2.59	36.3
23.63	110,253	0.50 (h)	4.62	3.2
(26.42)	113,639	0.50 (c),(h)	4.09	39.1
8.39	212,465	0.48 (c),(h)	3.13	42.1
10.38	224,203	0.52 (h)	2.14	11.0

11.84	178,249	0.24 (h)	3.56	34.4
21.15	154,208	0.25 (h)	6.53	9.1
(19.21)	74,246	0.26 (c),(h)	4.51	46.1
7.55	50,531	0.24 (c),(h)	4.05	45.0
8.83	43,249	0.33 (h)	3.22	11.0

11.73	15,761	0.49 (h)	3.18	34.4
20.72	15,895	0.50 (h)	5.77	9.1
(19.41)	17,277	0.51 (c),(h)	4.95	46.1
7.34	29,194	0.49 (c),(h)	3.85	45.0
8.50	32,716	0.58 (h)	2.97	11.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

139

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2010	$13.80	$0.31	$1.72	$2.03	($0.47)	$–	($0.47)	$15.36
2009	12.34	0.47	2.43	2.90	(0.68)	(0.76)	(1.44)	13.80
2008	21.18	0.57	(6.78)	(6.21)	(0.72)	(1.91)	(2.63)	12.34
2007	19.70	0.57	1.26	1.83	(0.35)	–	(0.35)	21.18
2006	17.85	0.28	1.86	2.14	(0.29)	–	(0.29)	19.70
Class 2 shares
2010	13.69	0.27	1.71	1.98	(0.44)	–	(0.44)	15.23
2009	12.24	0.43	2.41	2.84	(0.63)	(0.76)	(1.39)	13.69
2008	21.03	0.57	(6.78)	(6.21)	(0.67)	(1.91)	(2.58)	12.24
2007	19.56	0.51	1.26	1.77	(0.30)	–	(0.30)	21.03
2006	17.73	0.23	1.86	2.09	(0.26)	–	(0.26)	19.56
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2010	11.95	0.51	0.69	1.20	(0.65)	–	(0.65)	12.50
2009	10.58	0.82	1.21	2.03	(0.55)	(0.11)	(0.66)	11.95
2008	14.36	0.56	(2.25)	(1.69)	(0.90)	(1.19)	(2.09)	10.58
2007	14.42	0.67	0.18	0.85	(0.69)	(0.22)	(0.91)	14.36
2006	14.08	0.56	0.36	0.92	(0.57)	(0.01)	(0.58)	14.42
Class 2 shares
2010	11.87	0.45	0.72	1.17	(0.62)	–	(0.62)	12.42
2009	10.49	0.72	1.27	1.99	(0.50)	(0.11)	(0.61)	11.87
2008	14.26	0.66	(2.38)	(1.72)	(0.86)	(1.19)	(2.05)	10.49
2007	14.32	0.63	0.19	0.82	(0.66)	(0.22)	(0.88)	14.26
2006	13.98	0.53	0.36	0.89	(0.54)	(0.01)	(0.55)	14.32
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2010	14.83	0.28	2.09	2.37	(0.38)	–	(0.38)	16.82
2009	12.28	0.42	2.82	3.24	(0.50)	(0.19)	(0.69)	14.83
2008	23.91	0.44	(7.99)	(7.55)	(0.76)	(3.32)	(4.08)	12.28
2007	22.07	0.55	1.57	2.12	(0.28)	–	(0.28)	23.91
2006	19.74	0.23	2.32	2.55	(0.22)	–	(0.22)	22.07
Class 2 shares
2010	14.73	0.23	2.10	2.33	(0.35)	–	(0.35)	16.71
2009	12.20	0.37	2.80	3.17	(0.45)	(0.19)	(0.64)	14.73
2008	23.77	0.50	(8.04)	(7.54)	(0.71)	(3.32)	(4.03)	12.20
2007	21.95	0.47	1.57	2.04	(0.22)	–	(0.22)	23.77
2006	19.64	0.17	2.32	2.49	(0.18)	–	(0.18)	21.95

See accompanying notes.

140

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment Income	Portfolio
	Period (in	Ratio of Expenses to	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Assets	Rate

15.22%	$140,207	0.24%(c)	2.21%	42.2%
25.70	128,572	0.25 (c)	3.82	12.0
(33.11)	103,553	0.25 (c),(d)	3.34	24.4
9.29	251,682	0.23 (c),(d)	2.74	46.8
12.20	284,083	0.28 (c)	1.50	8.0

14.92	84,941	0.49 (c)	1.92	42.2
25.35	81,513	0.50 (c)	3.55	12.0
(33.30)	70,419	0.50 (c),(d)	3.38	24.4
9.04	129,346	0.48 (c),(d)	2.47	46.8
11.95	124,555	0.53 (c)	1.25	8.0

10.51	183,764	0.24 (c)	4.22	31.5
19.95	156,696	0.25 (c)	7.39	20.1
(13.76)	98,000	0.25 (c),(d)	4.50	53.9
6.09	113,970	0.24 (c),(d)	4.66	28.4
6.84	126,456	0.29 (c)	3.99	6.0

10.26	20,147	0.49 (c)	3.70	31.5
19.63	22,043	0.50 (c)	6.58	20.1
(14.02)	26,751	0.50 (c),(d)	5.27	53.9
5.86	53,025	0.49 (c),(d)	4.39	28.4
6.61	63,097	0.54 (c)	3.74	6.0

16.40	81,821	0.24 (c)	1.82	51.7
27.45	66,315	0.25 (c)	3.25	8.1
(37.42)	44,945	0.25 (c),(d)	2.36	31.8
9.61	150,975	0.24 (c),(d)	2.34	45.7
13.06	146,789	0.29 (c)	1.10	7.0

16.18	69,749	0.49 (c)	1.53	51.7
27.04	61,006	0.50 (c)	2.92	8.1
(37.56)	48,224	0.50 (c),(d)	2.81	31.8
9.34	80,715	0.49 (c),(d)	2.04	45.7
12.77	69,965	0.54 (c)	0.85	7.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

141

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2010	$2.46	$0.06	$0.04	$0.10	($0.05)	$–	($0.05)	$2.51
2009	2.41	0.09	0.14	0.23	(0.18)	–	(0.18)	2.46
2008	2.50	0.10	(0.11)	(0.01)	(0.08)	–	(0.08)	2.41
2007	2.52	0.11	–	0.11	(0.13)	–	(0.13)	2.50
2006	2.52	0.11	–	0.11	(0.11)	–	(0.11)	2.52
Class 2 shares
2010	2.45	0.06	0.05	0.11	(0.05)	–	(0.05)	2.51
2009	2.39	0.08	0.15	0.23	(0.17)	–	(0.17)	2.45
2008	2.49	0.09	(0.12)	(0.03)	(0.07)	–	(0.07)	2.39
2007	2.51	0.11	(0.01)	0.10	(0.12)	–	(0.12)	2.49
2006	2.51	0.10	–	0.10	(0.10)	–	(0.10)	2.51
SMALLCAP GROWTH ACCOUNT II
Class 1 shares
2010	8.80	(0.05)	2.42	2.37	–	–	–	11.17
2009	6.68	(0.05)	2.17	2.12	–	–	–	8.80
2008	11.35	(0.06)	(4.61)	(4.67)	–	–	–	6.68
2007	10.81	(0.07)	0.61	0.54	–	–	–	11.35
2006	9.92	(0.06)	0.95	0.89	–	–	–	10.81
Class 2 shares
2010	8.73	(0.08)	2.41	2.33	–	–	–	11.06
2009	6.65	(0.07)	2.15	2.08	–	–	–	8.73
2008	11.32	(0.08)	(4.59)	(4.67)	–	–	–	6.65
2007(e)	10.72	(0.10)	0.70	0.60	–	–	–	11.32
SMALLCAP VALUE ACCOUNT I
Class 1 shares
2010	10.81	0.08	2.73	2.81	(0.10)	–	(0.10)	13.52
2009	9.51	0.09	1.42	1.51	(0.21)	–	(0.21)	10.81
2008	15.69	0.14	(4.60)	(4.46)	(0.13)	(1.59)	(1.72)	9.51
2007	18.66	0.13	(1.68)	(1.55)	(0.07)	(1.35)	(1.42)	15.69
2006	17.61	0.09	2.98	3.07	(0.06)	(1.96)	(2.02)	18.66
Class 2 shares
2010	10.82	0.06	2.73	2.79	(0.09)	–	(0.09)	13.52
2009	9.51	0.07	1.42	1.49	(0.18)	–	(0.18)	10.82
2008	15.68	0.10	(4.57)	(4.47)	(0.11)	(1.59)	(1.70)	9.51
2007(i)	18.41	0.08	(1.43)	(1.35)	(0.03)	(1.35)	(1.38)	15.68

See accompanying notes.

142

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
Total	Period (in	to Average Net	to Average Net	Portfolio
Return(b)	thousands)	Assets	Assets	Turnover Rate

4.20%	$224,344	0.50%	2.49%	85.4%(j)
9.94	74,934	0.51	3.55	24.6
(0.57)	37,975	0.52 (c)	4.05	40.1
4.50	76,165	0.50 (c)	4.56	46.8
4.59	42,466	0.61	4.30	13.0

4.37	1,901	0.75	2.45	85.4(j)
9.81	1,887	0.76	3.36	24.6
(1.23)	1,662	0.77 (c)	3.81	40.1
4.24	2,386	0.75 (c)	4.33	46.8
4.24	3,221	0.86	4.05	13.0

26.93	56,856	1.03 (c)	(0.59)	82.2
31.74	77,315	1.02 (c)	(0.68)	134.6
(41.15)	59,137	1.05 (c)	(0.65)	83.8
5.00	103,626	1.01 (c)	(0.59)	86.5 (d)
8.97	73,327	1.02	(0.62)	77.6

26.69	3,015	1.28 (c)	(0.82)	82.2
31.28	2,529	1.27 (c)	(0.93)	134.6
(41.25)	2,102	1.30 (c)	(0.90)	83.8
5.60 (f)	3,968	1.26 (c),(g)	(0.84) (g)	86.5 (d),(g)

26.06	114,144	0.99 (c)	0.70	63.8
16.20	133,755	1.00 (c)	0.99	75.9
(31.82)	116,467	1.01 (c)	1.07	56.1
(9.52)	178,698	1.01 (c)	0.71	55.0 (h)
18.64	171,973	1.11	0.49	49.0

25.81	169	1.24 (c)	0.52	63.8
15.88	104	1.25 (c)	0.74	75.9
(31.89)	101	1.26 (c)	0.78	56.1
(8 .51) (f)	237	1 .26 (c),(g)	0 .48 (g)	55 .0 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.
(j)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Account.

See accompanying notes.

143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Government & High Quality Bond Account (formerly known as Mortgage Securities Account), Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, (18 of the portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within the Principal Variable Contracts Funds, Inc. at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 18, 2011

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2010 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio
Diversified International Account Class 1
Actual	$1,000.00	$1,282.39	$5.12	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Diversified International Account Class 2
Actual	1,000.00	1,280.86	6.55	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Equity Income Account Class 1
Actual	1,000.00	1,200.41	2.77	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Equity Income Account Class 2
Actual	1,000.00	1,199.52	4.16	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Government & High Quality Bond Account Class 1
Actual	1,000.00	1,007.87	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Government & High Quality Bond Account Class 2
Actual	1,000.00	1,007.20	3.79	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Income Account Class 1
Actual	1,000.00	1,032.80	2.61	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Income Account Class 2
Actual	1,000.00	1,031.15	3.89	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
LargeCap Blend Account II Class 1
Actual	1,000.00	1,224.69	4.26	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
LargeCap Blend Account II Class 2
Actual	1,000.00	1,224.23	5.66	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2010 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio

LargeCap Growth Account Class 1
Actual	$1,000.00	$1,268.15	$3.94	0.69%
Hypothetical	1,000.00	1,021.73	3.52	0.69
LargeCap Growth Account Class 2
Actual	1,000.00	1,266.55	5.37	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
MidCap Blend Account Class 1
Actual	1,000.00	1,218.36	3.13	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
MidCap Blend Account Class 2
Actual	1,000.00	1,217.35	4.53	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Money Market Account Class 1
Actual	1,000.00	1,000.00	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Money Market Account Class 2
Actual	1,000.00	1,000.00	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,238.86	3.61	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,236.96	5.02	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Real Estate Securities Account Class 1
Actual	1,000.00	1,200.19	4.94	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Real Estate Securities Account Class 2
Actual	1,000.00	1,198.92	6.32	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
SAM Balanced Portfolio Class 1
Actual	1,000.00	1,161.64	1.31	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Balanced Portfolio Class 2
Actual	1,000.00	1,161.09	2.67	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,118.77	1.28	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,117.53	2.62	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,203.76	1.33	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,202.05	2.72	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,087.90	1.26	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,086.61	2.58	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,233.14	1.35	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,232.30	2.76	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Income Account Class 1
Actual	1,000.00	1,016.12	2.49	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Income Account Class 2
Actual	1,000.00	1,013.76	3.76	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
SmallCap Growth Account II Class 1
Actual	1,000.00	1,317.22	6.19	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2010 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2010	Annualized
	July 1, 2010	December 31, 2010	to December 31, 2010(a)	Expense Ratio

SmallCap Growth Account II Class 2
Actual	$1,000.00	$1,316.67	$7.65	1.31%
Hypothetical	1,000.00	1,018.60	6.67	1.31
SmallCap Value Account I Class 1
Actual	1,000.00	1,269.98	5.66	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
SmallCap Value Account I Class 2
Actual	1,000.00	1,268.73	7.09	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	98	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	98	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Formerly, CEO, The Weitz Company	98	None
Director since 2008
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	98	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	98	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	Formerly, President, Sassy, Inc.	98	Focus Products Group
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	98	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	98	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	98	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	98	None
Director, Chairman	“Manager”), since 2008; Chairman, Principal Funds
Member, Executive Committee	Distributor, Inc. (“PFD”) and Princor, since 2008; Senior
1952	Vice President, Principal Life, and Principal Financial
Group, since 2008; Director, Principal Shareholder Services
(“PSS”) and Currency Management Committee – London,
since 2008; Director CCI since 2009; Director, Spectrum,
since 2005.

Nora M. Everett	President and Director, the Manager, since 2008; Senior	98	None
Director, President and CEO	Vice President, Retirement & Investor Services, Principal
Member, Executive Committee	Life, since 2008; Senior Vice President & Deputy General
1959	Counsel, Principal Life, 2004-2008; Director, PFD, since
2008; CEO, Princor, since 2009; Director, Princor, PSS,
Edge, Principal Asset Management Co. (Asia) Limited,
since 2008; Chairman, PFA since 2010; Director, Principal
International and Principal International Holding Company,
LLC, since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and	98	None
Director	Director of Edge Asset Management, Inc.; President and
Member, Operations Committee	CEO of WM Group of Funds 1987-2006.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life; Treasurer, the Manager, PFD,
Treasurer	Princor and Spectrum since 2006; Vice President and Treasurer, Edge and
711 High Street, Des Moines, IA 50392	Principal – REI since 2006; Treasurer, PSS since 2007; Vice President and
1952	Treasurer, Columbus Circle, LLC and PGI since 2007.

Michael J. Beer	Executive Vice President, Chief Operating Officer and Director, the Manager,
Executive Vice President	since 2008; Executive Vice President, PFD since 2006. President and Director,
711 High Street, Des Moines, IA 50392	Princor, since 2006; Vice President/Mutual Funds and Broker Dealer, Principal
1961	Life, since 2001; President and Director, PSS since 2007.

Randy L. Bergstrom	Counsel, Principal Life; Counsel, PGI, since 2006.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice
Chief Compliance Officer	President, PFD, the Manager, and Princor since 2006. Senior Vice President,
711 High Street, Des Moines, IA 50392	PSS, since 2007.
1960

Jill R. Brown	President, PFD since 2010; Senior Vice President/Chief Financial Officer,
Senior Vice President	Princor since 2006; Senior Vice President/Chief Financial Officer, PFD, and PSS,
1100 Investment Blvd, ste 200	since 2007. Senior Vice President/Chief Financial Officer, the Manager, since
El Dorado Hills, CA 95762	2008.
1967

Cary Fuchs	Vice President, PSS, since 2008; FVO, WMSS, 2005-2007; prior thereto,
Senior Vice President of Distribution	Divisional Vice President, BFDS.
1100 Investment Blvd, ste 200
El Dorado Hills, CA 95762
1957

Steve Gallaher	Assistant General Counsel, Principal Life and PFD since 2006; Assistant General
Assistant Counsel	Counsel, PMC, PSS, and Princor since 2007; Prior thereto, self-employed writer.
711 High Street Des Moines, IA 50392
1955

Ernie H. Gillum	Chief Compliance Officer, the Manager, since 2004; Vice President, Product
Vice President, Assistant Secretary	Development, the Manager, and Princor, since 2000; Vice President, PSS, since
711 High Street Des Moines, IA 50392	2007.
1955

Patrick A. Kirchner	Counsel, Principal Life; Assistant General Counsel, the Manager, PGI, and
Assistant Counsel	Princor since 2008.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Attorney, Principal Life since 2008; Counsel, Princor, PSS, the Manager, and
Assistant Counsel	PFD, since 2009; Registered Product Analyst, Principal Funds, 2007-2008,
711 High Street, Des Moines, IA 50392	Registered Product Development Consultant, Princor 2006-2007; and prior
1973	thereto, Judicial Law Clerk, Iowa Supreme Court.

Layne A. Rasmussen	Vice President and Controller – Mutual Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Associate General Counsel, Principal Life and Principal
Counsel	Financial Group, since 2001; Counsel, PGI, since 2001; Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, the Manager, and Princor, since 2001. Senior Vice President and
1951	Counsel, PFD, since 2007.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life and PFD, since 2006. Prior thereto, practicing attorney;
Assistant Counsel	Counsel, the Manager, since 2007.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, the Manger, and Princor.
Assistant Treasurer
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, Principal, since 2007. Prior thereto, Segment Business Manager
Vice President and Secretary	for Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2010 and the Statement of Additional Information dated May 1, 2010. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Accounts.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PVC, on behalf of each of the thirty-five (35) series of PVC (each series is referred to as an “Account”); and (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; Brown Investment Advisory Incorporated; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investment Management, Inc.; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T. Rowe Price Associates, Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered, among the factors, that the Manager and its affiliates have demonstrated a commitment to support the Accounts, including undertakings to cap Account expenses to provide competitive expense ratios for shareholders and the implementation of the “Core Satellite” structure for certain Accounts in an effort to achieve improved and more consistent performance results. The Board considered the nature, quality and extent of services provided by the Manager under the Management Agreement, including administrative services. In addition, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts or Subadvisors that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Accounts, the Board also considered the longer-term performance of the Accounts. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Subadvisor for an Account, the Manager had advised the Board that either the investment services provided by the Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor for an Account either met or exceeded acceptable levels of investment performance; or (ii) although the Account experienced underperformance from the subject Subadvisor, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For PVC Accounts that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Accounts, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying accounts) compare favorably. The Board considered that some PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for five PVC Accounts that have recently implemented the “Core Satellite” structure.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Accounts for an additional year. Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2009. The Board also receives throughout the year information regarding revenue sharing payments made by the Manager. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Account under the applicable Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the Diversified Balanced Account, Diversified Growth Account, LargeCap S&P 500 Index Account, and the LifeTime Accounts do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for all Account assets.

Subadvisory Fees, Economies of Scale and Profitability

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Accounts. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Account.

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – Government & High Quality Bond Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the Government & High Quality Bond Account into the Mortgage Securities Account:

In Favor Opposed		Abstain
19,437,652.827	1,914,075.984	1,330,138.922

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – International SmallCap Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the International SmallCap Account into the Diversified International Account:

In Favor Opposed		Abstain
7,612,605.373	263,705.308	413,015.022

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Growth Account I

Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Growth Account I into the MidCap Blend Account:

In Favor Opposed		Abstain
5,700,119.940	136,397.370	232,056.814

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Value Account II

Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Value Account II into the MidCap Blend Account:

In Favor Opposed		Abstain
8,007,344.204	347,496.997	490,607.689

====================================

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – Short-Term Bond Account Held July 8, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the Short-Term Bond Account into the Short- Term Income Account:

In Favor	Opposed	Abstain
13,397,085.600	576,270.678	949,830.893

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2010 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31 2010. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2010, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Diversified International Account	0.04%	SAM Balanced Portfolio	25.83%
Equity Income Account	96.40%	SAM Conservative Balanced Portfolio	13.89%
LargeCap Blend Account II	100.00%	SAM Conservative Growth Portfolio	44.76%
LargeCap Growth Account	100.00%	SAM Flexible Income Portfolio	8.24%
MidCap Blend Account	93.69%	SAM Strategic Growth Portfolio	61.20%
Principal Capital Appreciation Account	100.00%	SmallCap Growth Account II	0.09%
Real Estate Securities Account	0.09%	SmallCap Value Account I	100.00%

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2010, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified International Account	$ 0.0239	90.70%

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

WE’LL GIVE YOU AN EDGE® principalfunds.com

Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

MM1290B-03 | ©2011 Principal Financial Services, Inc. | 02/2011 | #110112008f

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2009 - $566,637 December 31, 2010 - $205,569

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last fiscal year that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

December 31, 2009 - 0 December 31, 2010 - $20,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2009 - $103,976 December 31, 2010 - $118,300

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s, provision of non-audit services, by the primary independent auditor, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	The Funds or Principal Management Corporation may not hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 9, 2009).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2009 - $189,115 December 31, 2010 - $212,633

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Nora M. Everett Nora M. Everett, President and CEO

Date 2/18/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 2/18/2011

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 2/18/2011